Filed Pursuant to Rule 497
Registration Statement No. 333-217217

This prospectus supplement relates to an effective registration statement under the Securities Act of 1933, but is not complete and may be changed. This prospectus supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion dated October 2, 2018

Preliminary Prospectus Supplement

(to Prospectus dated June 5, 2018)

$

THL Credit, Inc.

     % Notes due 2023

We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. We are managed by our investment adviser, THL Credit Advisors LLC, which also provides the administrative services necessary for us to operate.

Our investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies. We are a direct lender to middle market companies and invest primarily in directly originated first lien senior secured loans, including unitranche investments. In certain instances, we also make second lien secured loans and subordinated, or mezzanine, debt investments, which may include an associated equity component such as warrants, preferred stock or similar securities, and direct equity investments. Our first lien senior secured loans may be structured as traditional first lien senior secured loans or as unitranche loans. Unitranche structures may combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans and our unitranche loans will expose us to the risks associated with second lien and/or subordinated loans to the extent we invest in the “last-out” tranche or subordinated tranche (or piece) of the unitranche loan. We also may provide advisory services to managed funds.

Substantially all of the debt securities in which we invest are below investment grade debt securities and are often referred to as “high yield” or “junk” securities. Exposure to below investment grade securities involves certain risk, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. A material amount of our debt investments contain interest reset provisions that may make it more difficult for the borrowers to make debt repayments. Further, our debt investments generally will not pay down principal during their term which could result in a substantial loss to us if the portfolio company is unable to refinance or repay the debt at maturity.

We are offering $             in aggregate principal amount of      % notes due 2023, or the “Notes.” The Notes will mature on October 30, 2023. We will pay interest on the Notes on March 30, June 30, September 30 and December 30 of each year, beginning on December 30, 2018. We may redeem the Notes in whole or in part at any time or from time to time on or after October 30, 2020, at the redemption price set forth under “Specific Terms of the Notes and the Offering-Optional redemption” in this prospectus supplement. The Notes will be issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Notes will be our direct unsecured obligations and rank pari passu, or equally in right of payment, with all outstanding and future unsecured unsubordinated indebtedness issued by THL Credit, Inc.

We intend to list the Notes offered hereby on the New York Stock Exchange (“NYSE”), under the trading symbol “TCRW.” The Notes are expected to trade “flat,” which means that purchasers will not pay, and sellers will not receive, any accrued and unpaid interest on the Notes that is not reflected in the trading price.

This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in the Notes. Please read this prospectus supplement and the accompanying prospectus before investing and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. You may obtain this information free of charge or make stockholder inquiries by contacting us at THL Credit, Inc., 100 Federal Street, 31st floor, Boston, MA 02110, or by calling us at (800) 450-4424 or on our website at www.THLCreditBDC.com. The Securities and Exchange Commission maintains a website at www.sec.gov where such information is available without charge. Information contained on or accessed through our website is not incorporated by reference into this prospectus supplement and the accompanying prospectus, and you should not consider information contained on or accessed through our website to be part of this prospectus supplement and the accompanying prospectus.

An investment in the Notes involves risks that are described in the “Supplementary Risks” section beginning on page S-23 in this prospectus supplement and the “Risks ” section beginning on page 18 of the accompanying prospectus.

THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement and the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Note	Total
Public Offering Price	$	$
Sales Load (Underwriting Discounts and Commissions)	$	$
Proceeds to THL Credit, Inc. (before expenses) (1)	$	$

(1)

Before deducting expenses payable by us related to this offering, estimated at $     million. We have agreed to reimburse the underwriters for certain FINRA related expenses. See “Underwriting” in the prospectus supplement.

The underwriters have an option to purchase up to an additional $             aggregate principal amount of Notes from us at the public offering price, less the underwriting discounts and commissions, within 30 days from the date of this prospectus supplement to cover overallotments, if any. If the underwriters exercise this option in full, the total public offering price will be $    , the total underwriting discount and commissions (sales load) paid by us will be $    , and total proceeds, before expenses, will be $             .

Delivery of the Notes in book-entry form only through The Depository Trust Company will be made on or about             , 2018.

Book-Running Manager
Keefe, Bruyette & Woods, Inc. A Stifel Company
Co-Lead Managers

Janney Montgomery Scott	B. Riley FBR	BB&T Capital Markets	D.A. Davidson & Co.	Ladenburg Thalmann	William Blair

The date of this prospectus supplement is October         , 2018

PROSPECTUS SUPPLEMENT

PROSPECTUS

S-i

S-ii

ABOUT THIS PROSPECTUS SUPPLEMENT

This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering of the Notes and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control. You should read this prospectus supplement and the accompanying prospectus together with the additional information described under the heading “Available Information” before investing in the Notes.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. Neither we nor the underwriters have authorized any other person to provide you with different or additional information from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different, additional or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, any Notes by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information contained in this prospectus supplement and the accompanying prospectus is complete and accurate only as of their respective dates, regardless of the time of their delivery or sale of the Notes. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information different from or additional to the information in that prospectus.

It is expected that delivery of the notes will be made against payment therefor on or about October     , 2018, which is the          business day following the date hereof (such settlement cycle being referred to as “T+    ”). Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), trades in the secondary market generally are required to settle in two business days unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the notes on any date prior to the second business day before delivery thereof will be required, by virtue of the fact that the notes initially will settle in T+    , to specify an alternative settlement cycle at the time of any such trade to prevent failed settlement. Purchasers of the notes who wish to trade the notes prior to their date of delivery hereunder should consult their own advisors.

SPECIFIC TERMS OF THE NOTES AND THE OFFERING

This prospectus supplement sets forth certain terms of the Notes that we are offering pursuant to this prospectus supplement and supplements the accompanying prospectus that is attached to the back of this prospectus supplement. This section outlines the specific legal and financial terms of the Notes. You should read this section together with the more general description of the Notes in the accompanying prospectus under the heading “Description of Our Debt Securities” before investing in the Notes. Capitalized terms used in this prospectus supplement and not otherwise defined shall have the meanings ascribed to them in the accompanying prospectus or in the indenture governing the Notes.

Issuer	THL Credit, Inc.

Title of the securities	% Notes due 2023

Initial aggregate principal amount being offered	$

Overallotment option	The underwriters may also purchase from us up to an additional $ aggregate principal amount of Notes to cover overallotments, if any, within 30 days of the date of this prospectus supplement.

Initial public offering price	% of the aggregate principal amount.

Principal payable at maturity	% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date at the office of the Trustee in the City of St. Paul, Minnesota or at such other office designated by the Trustee.

Type of Note	Fixed rate note

Listing	We intend to list the Notes offered hereby on the NYSE, under the trading symbol “TCRW.”

Interest rate	% per year

Day count basis	360-day year of twelve 30-day months

Original issue date	, 2018

Stated maturity date	October 30, 2023

Date interest starts accruing	, 2018

Interest payment dates	Each March 30, June 30, September 30 and December 30, commencing December 30, 2018. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Interest periods	The initial interest period will be the period from and including , 2018, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

Regular record dates for interest	Each March 15, June 15, September 15 and December 15.

Specified currency	U.S. Dollars

Place of payment	St. Paul, Minnesota

Ranking of Notes	The Notes will be our direct unsecured obligations and will rank:

•	pari passu with our other outstanding and future unsecured unsubordinated indebtedness;

•	senior to any of our future indebtedness that expressly provides it is subordinated to the Notes;

•

effectively subordinated to all our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, the $113.0 million in borrowings outstanding as of September 30, 2018 under our revolving credit agreement, or Revolving Facility; and

•	structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, of which there is currently none.

Denominations	We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof.

Business day	Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City or the place of payment are authorized or required by law or executive order to close.

Optional redemption	The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after October 30, 2020, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption.

You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes. Any exercise of our option to redeem the Notes will be done in compliance with the indenture and the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations promulgated thereunder, which we collectively refer to as the 1940 Act, to the extent applicable.

If we redeem only some of the Notes, the Trustee will determine the method for selection of the particular Notes to be redeemed, in accordance with the indenture and the 1940 Act and in accordance with the rules of any national securities exchange or quotation system on which the Notes are listed, in each case, to the extent applicable. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

Sinking fund	The Notes will not be subject to any sinking fund.

Repayment at option of Holders	Holders will not have the option to have the Notes repaid prior to the stated maturity date.

Defeasance and covenant defeasance	The Notes are subject to defeasance by us.

The Notes are subject to covenant defeasance by us.

Under the Revolving Facility, as currently in effect, we would be prohibited from defeasing the Notes or effecting covenant defeasance under the Notes without the consent of the lenders.

Form of Notes	The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company, or DTC, or its nominee. Except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations which are participants in DTC.

Trustee, Paying Agent and Security Registrar	U.S. Bank National Association is the trustee, security registrar and paying agent. U.S. Bank National Association, in each of its capacities, including without limitation as trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this document or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information.

We may maintain banking relationships in the ordinary course of business with the trustee and its affiliates.

Other covenants	In addition to the covenants described in the prospectus attached to this prospectus supplement, the following covenants shall apply to the Notes:

•

We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the U.S. Securities and Exchange Commission, or the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings (or 150% if certain requirements are met).

•	We agree that, for the period of time during which the Notes are outstanding, we will not declare any dividend (except a dividend payable in our stock), or declare any other distribution (except a distribution payable in our stock), upon any class of our capital stock, or purchase or redeem any of our capital stock, if our asset coverage, as defined in the 1940 Act and after giving effect to any exemptive relief granted to us by the SEC with respect to such asset coverage, is (i) below the Asset Coverage Requirement (as defined below), which is currently 200% for us, at the time of the declaration of such dividend or distribution or purchase or redemption and after deducting the amount of such dividend, distribution, purchase or redemption and (ii) has been below the Asset Coverage Requirement for the six consecutive months immediately preceding such declaration or purchase or redemption, in each case whether or not we continue to be subject to the Asset Coverage Requirement. Notwithstanding the foregoing restriction, we will be permitted to declare a cash dividend or distribution on our capital stock only up to such amount as is necessary for us to maintain our status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. “Asset Coverage Requirement” shall mean the asset coverage test set forth in Section 18(a)(1)(B) as modified by Section 61(a) of the 1940 Act or any successor provisions with respect to such asset coverage test.

Recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur under the 1940 Act from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the legislation we will be allowed to increase our leverage capacity if stockholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If we receive stockholder approval, we would be allowed to increase our leverage capacity on the first day after such approval. Alternatively, the legislation allows the majority of our independent directors to approve an increase in our leverage capacity, and such approval would become effective after one year. In either case, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. As a result of this legislation, we may be able to change our Asset Coverage Requirement and increase our leverage up to an amount that reduces our asset coverage ratio from 200% to 150% if we receive the necessary approval and amend the Revolving Facility, with lender consent. We continue to evaluate whether we want to increase our leverage capacity under this new legislation.

Reports by the Company

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934 as amended, or the Exchange Act, to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles.

Modifications to events of default	The following events of default, as described in the prospectus attached to this prospectus supplement:

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within 5 days.

•	On the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%.

with respect to the Notes has been revised to read as follows:

•	We do not pay the principal of, or any premium on, any Note on its due date.

•	On the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%, giving effect to any exemptive relief granted to us by the SEC.

Global Clearance and Settlement Procedures	Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the issuer, the Trustee or the paying agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

Use of Proceeds	We estimate that the net proceeds we receive from the sale of the $ million aggregate principal amount of Notes in this offering will be approximately $ million (or approximately $ million if the underwriters fully exercise their overallotment option) after deducting the underwriting discount of approximately $ million (or approximately $ million if the underwriters fully exercise their overallotment option) payable by us and estimated offering expenses of approximately $ million payable by us.

We intend to use the net proceeds from this offering, together with other available funds, to repay certain of our indebtedness, including the redemption of $50.0 million of our 6.75% notes due 2021, or the 2021 Notes, outstanding and/or the repayment of a portion of the $113.0 million of debt outstanding as of September 30, 2018 under our Revolving Facility. Through reborrowing under our Revolving Facility, we intend to invest in debt and equity securities in accordance with our investment objective and strategies.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS AND PROJECTIONS

In addition to factors previously identified elsewhere in this prospectus supplement and the accompanying prospectus, including the “Risks” section of the prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	the introduction, withdrawal, success and timing of business initiatives and strategies;

•	changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of our assets;

•	the relative and absolute investment performance and operations of our investment adviser;

•	the impact of increased competition;

•	the impact of future acquisitions and divestitures;

•	the unfavorable resolution of legal proceedings;

•	our business prospects and the prospects of our portfolio companies;

•	the impact, extent and timing of technological changes and the adequacy of intellectual property protection;

•	the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us or THL Credit Advisors;

•	the ability of THL Credit Advisors to identify suitable investments for us and to monitor and administer our investments;

•	our contractual arrangements and relationships with third parties;

•	any future financings by us;

•	the ability of THL Credit Advisors to attract and retain highly talented professionals;

•	fluctuations in foreign currency exchange rates;

•	the impact of changes to tax legislation and, generally, our tax position;

•	our ability to exit a controlled investment in a timely manner; and

•	the ability to fund Logan JV’s unfunded commitments to the extent approved by each member of the Logan JV investment committee.

This prospectus supplement and the accompanying prospectus, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended, or the Securities Act, or Section 21E of the Exchange Act. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our securities. You should read the entire prospectus supplement and the accompanying prospectus carefully, including “Supplementary Risks” and “Risks.” Throughout this prospectus supplement and the accompanying prospectus, we refer to THL Credit, Inc. and its consolidated subsidiaries as the “Company,” “we,” “us” or “our”; THL Credit Advisors LLC as “THL Credit Advisors,” the “Advisor” or the “Administrator”; Thomas H. Lee Partners, L.P. as “THL Partners”; THL Credit Greenway Fund LLC as “Greenway”; THL Credit Greenway Fund II LLC and related investment vehicle as “Greenway II”; THL Credit Opportunities, L.P. as “THL Credit Opportunities”; THL Credit Partners BDC Holdings, L.P. as “BDC Holdings”; and THL Credit Logan JV LLC as “Logan JV”.

THL Credit, Inc.

We are an externally managed, non-diversified closed-end management investment company incorporated in Delaware on May 26, 2009, that has elected to be regulated as a business development company, or BDC, under the 1940 Act. In addition, we have elected to be treated for tax purposes as a regulated investment company, or RIC, under Subchapter M of the Code. Our investment activities are managed by THL Credit Advisors and supervised by our board of directors, a majority of whom are independent of THL Credit Advisors and its affiliates. As a BDC, we are required to comply with certain regulatory requirements. See “Regulation” in the accompanying prospectus for discussion of BDC regulation and other regulatory considerations. We are also registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act.

Our investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies. We are a direct lender to middle market companies and invest primarily in directly originated first lien senior secured loans, including unitranche investments. In certain instances, we also make second lien secured loans and subordinated, or mezzanine, debt investments, which may include an associated equity component such as warrants, preferred stock or similar securities, and direct equity investments. Our first lien senior secured loans may be structured as traditional first lien senior secured loans or as unitranche loans. Unitranche structures may combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans and our unitranche loans will expose us to the risks associated with second lien and /or subordinated loans to the extent we invest in the “last-out” tranche or subordinated tranche (or piece) of the unitranche loan. We also may provide advisory services to managed funds.

We intend to co-invest, subject to the conditions included in the exemptive order we received from the SEC, with certain of our affiliates. See “Certain Relationships” in the accompanying prospectus. We believe that such co-investments may afford us additional investment opportunities and an ability to achieve greater diversification.

We define middle market companies to mean both public and privately-held companies with annual earnings before interest, taxes, depreciation and amortization, or EBITDA, generally between $5 million and $25 million. We expect to generate returns primarily through a combination of contractual interest payments on debt investments, equity appreciation, origination and similar fees. We can offer no assurances that we will achieve our investment objective.

Since April 2010, after we completed our initial public offering and commenced principal operations, through June 30, 2018 we have been responsible for making, on behalf of ourselves, managed funds and separately managed account, over approximately an aggregate of $2.0 billion in commitments into 100 separate portfolio companies through a combination of both initial and follow-on investments. Since April 2010 through June 30, 2018, we, along with our managed funds and separately managed accounts, have received $1.4 billion of proceeds from the realization of investments. The Company alone has received $1.1 billion of proceeds from the realization of its investments during this same time period.

As a BDC, we are generally required to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. Government securities and high-quality debt investments that mature in one year or less.

We are permitted to borrow money from time to time within the levels permitted by the 1940 Act. We have used, and expect to continue to use, our credit facilities and other borrowings, along with proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives.

Recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur under the 1940 Act from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the legislation we will be allowed to increase our leverage capacity if stockholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If we receive stockholder approval, we would be allowed to increase our leverage capacity on the first day after such approval. Alternatively, the legislation allows the majority of our independent directors to approve an increase in our leverage capacity, and such approval would become effective after one year. In either case, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. As a result of this legislation, we may be able to change our Asset Coverage Requirement and increase our leverage up to an amount that reduces our asset coverage ratio from 200% to 150% if we receive the necessary approval and amend the Revolving Facility, with lender consent. We continue to evaluate whether we want to increase our leverage capacity under this new legislation. See “Regulation” for discussion of BDC regulation and other regulatory considerations.

Organizational Overview

The Company was organized as a Delaware corporation on May 26, 2009 and initially funded on July 23, 2009. We commenced principal operations on April 21, 2010. The Company has formed substantially owned subsidiaries which serve as tax blockers that hold equity or equity-like investments in portfolio companies organized as limited liability companies or other forms of pass-through entities. The Company also has formed substantially owned subsidiaries which serve as the administrative agents on certain investment transactions, including THL Corporate Finance, Inc.

(1)

THL Credit Advisors LLC is owned and controlled by certain employees of THL Credit Advisors and THL Credit SLS Senior Loan Strategies LLC, or SLS, and a partnership consisting of certain of the partners of THL Partners (defined below).

(2)	SLS is a wholly-owned subsidiary of THL Credit Advisors that focuses principally in investing in broadly syndicated senior loans.
(3)

Greenway I is an investment fund with $150 million of capital committed by affiliates of a single institutional investor, together with a nominal amount committed by the Company, all of which has been paid in and invested by Greenway I, which is managed by us.

(4)

Greenway II is an investment fund and, together with a related vehicle, has $187.0 million of capital committed by third party investors, all of which has been paid in and invested by Greenway II, together with a nominal amount committed by the Company, which is managed by us.

(5)

Logan JV is a joint venture entered into between the Company and Perspecta Trident LLC, or Perspecta, an affiliate of Perspecta Trust LLC, which invests primarily in senior secured first lien term loans. Logan JV has $250 million of capital commitments, of which the Company committed $200 million and Perspecta committed $50 million.

(6)

THL Credit Strategic Funding LLC is a wholly owned subsidiary of THL Credit Advisors that focuses principally on investing in directly originated middle market loans that may require seasoning for other managed funds or accounts.

THL Credit Advisors LLC

Our investment activities are managed by our investment adviser, THL Credit Advisors. THL Credit Advisors is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. We pay THL Credit Advisors a management fee as a percentage of our gross assets and may pay incentive fees as a percentage of our ordinary income and capital gains.

THL Credit Advisors was formed as a Delaware limited liability company on June 26, 2009 and is registered as an investment adviser under the Advisers Act. THL Credit Advisors is an alternative credit investment manager for both direct lending and tradable credit investments through public and private vehicles, commingled funds including collateralized loan obligations, and separately managed accounts. THL Credit Advisors and its credit-focused affiliates manage assets of $15.9 billion across its two strategies investment platforms: Direct Lending and Tradable Credit.1

THL Credit Advisors benefits from a scaled and integrated business that draws on a diverse resource base and the credit and industry expertise of the entire platform. Fundamental credit analysis, rigorous and disciplined underwriting, well-structured investments and ongoing monitoring are the hallmarks of its credit culture.

THL Credit Advisors’ Direct Lending strategy invests primarily in secured loans, consisting of first lien senior secured including unitranche investments and to a lesser extent, second lien facilities. In certain instances, THL Credit Advisors’ Direct Lending strategy also makes subordinated debt investments and equity investments such as warrants, preferred stock or other similar securities.

THL Credit Advisors’ Tradable Credit strategy manages investments in secured bank loans, structured credit and high-yield securities through CLOs, separate accounts, sub-advisory and various fund formats, including private funds, certain CLOs and as sub-advisor to THL Credit Senior Loan Fund (NYSE: TSLF), a nondiversified, closed-end management investment company. The Advisor may serve as investment advisor to additional private funds, registered closed-end funds and CLOs in the future. See “Certain Relationships” in the accompanying prospectus for information regarding the allocation of investment opportunities.

THL Credit Advisors is headquartered in Boston, with additional origination teams in Chicago, Dallas, Los Angeles and New York, allowing it to be close to its portfolio companies as well as its origination and syndication sources. Over the years, THL Credit Advisors has developed deep and diverse national relationships that it leverages to maximize investment opportunities across its strategies.

THL Credit Advisor’s Direct Lending investment committee, which serves as our investment committee, is comprised of Christopher J. Flynn, Terrence W. Olson, W. Montgomery Cook, James R. Fellows and Howard H. Wu (the “Investment Committee Members”).

THL Credit Advisors has received an exemptive order from the SEC permitting it to negotiate, subject to the conditions of the order, co-investments among us and certain of its other investment advisory clients. See “Certain Relationships” in the accompanying prospectus.

THL Credit Advisors also serves as our Administrator and leases office space to us and provides us with equipment and office services. The tasks of the Administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the SEC and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others.

[1]

As of August 31, 2018, other than with respect to assets under management through THL Credit, Inc. and its related funds and separate account, which are as of June 30, 2018. Includes assets under management of THL Credit Advisors LLC and its consolidated subsidiary, THL Credit Senior Loan Strategies LLC.

Relationship with Thomas H. Lee Partners, L.P. (“THL Partners”)

The Advisor is owned in part by a partnership consisting of certain of the partners of THL Partners. THL Partners is one of the world’s oldest and most experienced private equity firms. Since its founding in 1974, the firm has raised over $22 billion of equity capital and invested in more than 140 portfolio companies with an aggregate value of over $200 billion. THL Partners invests in growth-oriented businesses, headquartered primarily in North America, across three sectors: Business & Financial Services, Consumer & Healthcare, and Media, Information Services and Technology. The firm partners with portfolio company management to identify and implement operational and strategic improvements to accelerate sustainable revenue and profit growth. THL Partners strives to build companies of lasting value and generate superior investment returns. We believe we benefit from THL Credit Advisors’ relationship with THL Partners. THL Credit Advisors has access to the industry knowledge of THL Partners’ investment team to consult with the THL Partners team on specific industry issues, trends and other complementary matters.

Investment Approach

Our investment approach consists of the following four separate and distinct phases: (1) sourcing; (2) selecting; (3) structuring; and (4) supervising investments. Sourcing involves our efforts to generate as vast a universe of relevant and actionable investment opportunities as possible. Selecting represents our decision-making process regarding which of those investments to pursue. Structuring summarizes our creative approach to deploying capital on a case-by-case basis in a way that maximizes value. Supervising is a reference to our ongoing rigorous credit monitoring.

Sourcing

The elements of our sourcing efforts will include: (i) determining the market in which we intend to participate; (ii) identifying the opportunities within that market; (iii) having a clear strategy; (iv) knowing the competition; and (v) distinguishing our competitive advantages.

Determining the Market

We invest primarily in debt securities of sponsored issuers based in the middle market mainly in the United States. Our debt investments are composed of directly originated first lien senior secured loans, including unitranche investments. In certain instances, we also may make second lien loans and subordinated or mezzanine debt investments, which may include an associated equity component such as warrants, preferred stock and other similar securities, and direct equity co-investments. Our first lien senior secured loans may be structured as traditional first lien senior secured loans or as unitranche loans. Unitranche structures may combine characteristics of traditional first lien senior secured as well as second lien and/or subordinated loans and our unitranche loans will expose us to the risks associated with second lien and subordinated loans to the extent we invest in the “last-out” tranche. We also may provide advisory services to managed funds.

Market opportunity

We believe the environment for investing in middle market companies is attractive for several reasons, including:

Improved company fundamentals creating favorable lending trends. We believe that middle market companies are experiencing improved fundamentals driven by a stabilized economy and an increase in confidence. Middle market companies have recently displayed improvements in operating performance, resulting in stronger credit quality. Default levels remain relatively low, and volatility in the broader capital markets has eased, resulting in more middle market companies seeking growth capital at attractive lender credit metrics.

Meaningful availability of investable capital at private equity firms. Recent private equity data show over $1 trillion of cash reserves that private equity fund managers are actively looking to allocate to transactions involving new or existing portfolio companies.2 Private equity funds will often prefer to support these transactions with debt securities, including first lien and second lien loans from sources such as us.

Consolidation among commercial banks has reduced their focus on middle market business. We believe that many bank lenders have de-emphasized their service and product offerings to middle market companies in favor of lending to large corporate clients, managing capital markets transactions and providing other non-credit services to their customers. Further, many financial institutions and traditional lenders are faced with constrained balance sheets and are requiring existing issuers to reduce leverage. As a result, it allows us a greater opportunity to originate proprietary investment opportunities; a situation that we believe the investment professionals are equipped to capitalize upon as a result of their extensive experience.

Increased lending regulation has limited the ability of traditional lenders to provide capital to middle market companies. Heightened scrutiny of large bank institutions by regulatory bodies has prompted lending guidelines that have sought to limit leverage, deter banks from lengthening payment timelines and restrict banks from holding certain CLO securities. In response, banks have been participating less in the middle market lending arena, opening up opportunities for alternative lenders such as us. In addition to new lending activity, as companies look to refinance existing loans that do not abide by the current guidelines, the market opportunity should continue to expand.

Middle market companies are increasingly seeking lenders with long-term capital to provide flexible solutions for their debt and equity financing needs. Middle market companies continue to seek lenders with long-term capital to provide flexible solutions for their debt and equity financing needs. We believe that many middle market companies prefer to execute transactions with private capital providers such as us, rather than execute high-yield bond or equity transactions in the public markets, which may necessitate increased financial and regulatory compliance and reporting obligations. Further, we believe many middle market companies are inclined to seek capital from a small number of skilled, reliable and predictable providers with access to permanent capital that can satisfy their specific needs and serve as value-added financial partners with an understanding of, and longer-term view oriented towards the growth of their businesses. We aim to develop a constructive partnership with its portfolio companies to help them navigate economic cycles and operational issues which will arise.

The large yet fragmented middle market may offer lenders more attractive economic terms compared to the more efficient, syndicated markets. Investing in debt securities in the middle market may offer more favorable returns relative to their investment risk, when compared to investments in public high yield or syndicated bank loan securities. Furthermore, private equity sponsors focused on the middle market seek lenders with domain expertise and certainty of closing rather than running a fully efficient arranger process. Directly originated investments in the middle market may, in our experience, permit higher yields on investments and may also benefit from other more favorable terms relative to the broadly syndicated market, including lower leverage, tighter covenant packages, stronger call protection, and greater control of a work-out process in the case of a default.

[2]	Source: 2018 Preqin Global Private Equity & Venture Capital Report.

Investment strategy

We believe a strategy focused primarily on debt securities in middle market companies has a number of compelling attributes. First, the market for these instruments is relatively inefficient, allowing an experienced investor an opportunity to produce high risk-adjusted returns. Second, downside risk can be managed through an extensive credit-oriented underwriting process, creative structuring techniques and intensive portfolio monitoring. We believe private debt investments generally require the highest level of credit and legal due diligence among debt or credit asset classes. Lastly, compared with equity investments, returns on debt investments tend to be less volatile given the substantial current return component and seniority in the capital structure relative to equity. Though it is not part of our investment strategy, we currently have, and may acquire in the future, control investments in portfolio companies. See “Risks—Our equity ownership in a portfolio company may represent a control investment. Our ability to exit a control investment may be limited” in the accompanying prospectus.

We will consider opportunities within all industries and do not have fixed guidelines for industry concentration. As of June 30, 2018, our portfolio investments spanned several industries and the largest industries represented and the percentage of our investment portfolio at fair value were as follows: (i) industrials and manufacturing at 16.90%; (ii) consumer products and services at 16.71%; (iii) IT services at 10.06%; (iv) healthcare at 9.04%; and (v) financial services at 7.57%.

Competition

Our primary competitors to providing financing to middle market companies include other BDCs, public and private funds, commercial and investment banks, CLO funds, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Some of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us.

Competitive advantages

We believe that we possess the following competitive advantages over many other capital providers to middle market companies:

Experienced management team. As stated above, the Investment Committee Members are experienced and many have worked together extensively and together with their past investment experiences have invested through multiple business and credit cycles in a variety of credit products with the objective of generating attractive, long-term, risk-adjusted returns. Each of the Investment Committee Members brings a unique investment perspective and skill-set by virtue of their complementary collective experiences as both debt and equity investors.

Proactive Sourcing Platform. We take a proactive, hands-on, and creative approach to investment sourcing. Our disciplined origination process includes proprietary tools and resources and employs a national platform with a regional focus. With offices in Boston, Chicago, Dallas, Los Angeles and New York, the Investment Committee Members have a deep and diverse relationship network in the debt capital and private equity markets. These activities and relationships provide an important channel through which we generate investment opportunities consistent with our investment strategy.

Significant institutional expertise and brand recognition gained from investing over $2.0 billion in over 100 companies between June 2009 and June 30, 2018 across our direct lending credit strategy. We have developed the institutional knowledge and operational infrastructure required to successfully achieve our investment objectives. We benefit from proprietary deal flow from strong relationships with sponsors cultivated over eight years of doing business in the middle market. Our comprehensive underwriting methodology and monitoring processes have been implemented across all five regional offices. Additionally, the Investment Committee Members are supported by an experienced operational and administrative team.

Relationship with THL Partners. We are managed by THL Credit Advisors, the credit affiliate of THL Partners. As such, we have access to the relationship network and industry knowledge of THL Partners to enhance transaction sourcing capabilities. This also provides us with the opportunity to consult with investment team from THL Partners on specific industry issues, trends and other complementary matters.

Investments teams with a regional focus set up in Industry Verticals. We take a proactive, hands-on, and creative approach to investment sourcing. Our disciplined origination process includes proprietary tools and resources and employs a national platform with a regional focus. With offices in Boston, Chicago, Dallas, Los Angeles and New York, we have a deep and diverse relationship network. Given our five-office footprint, we are closer to smaller, regional sponsors and have cultivated deep relationships with these private equity firms. In many cases, regional sponsors prefer to partner with local lenders. Once an investment opportunity is sourced by one of our fives offices, the opportunity is transitioned to a lead underwriter while the individual who originated the opportunity remains closely involved in a relationship management capacity. We cover three primary industry verticals: Business & Financial Services (New York), Consumer & Healthcare (Boston, Dallas, Chicago and Los Angeles) and Information Services & Media (Los Angeles). Given our emphasis on three primary industry verticals, we have a strong preference for industry or sector-focused funds and/or sponsors who specialize in only several sectors as opposed to generalist private equity firms. Many middle market sponsors do not staff an internal capital markets resource (i.e., one who maintains a database and network of debt financing partners/arrangers); as such, a sponsor’s deal team leader without this resource is directly responsible for arranging debt financing as part of his/her deal process on a case-by-case basis. Middle market sponsors with this profile appreciate the value proposition of partnering with a trusted, local relationship and respected lender with deep domain expertise.

Selecting

Selecting investments to pursue requires us to have an employable investment philosophy, know our key metrics, have a process to consistently measure those metrics, and implement a repeatable underwriting process that enables our investment committee to make well-reasoned decisions.

Investment Philosophy

Our investment philosophy focuses on capital preservation, relative value, and establishing close relationships with portfolio companies. It is our expectation that this multifaceted focus should generate consistent, attractive, risk-adjusted returns coupled with low volatility.

Key Investment Metrics

Our value-oriented investment philosophy is primarily focused on maximizing yield relative to risk. Upon identifying a potential opportunity, we perform an initial screen to determine whether pursuing intensive due diligence is merited. As part of this process, we have identified several criteria we believe are important in evaluating and investing in prospective portfolio companies, which include, among other things: (i) value orientation/positive cash flow; (ii) seasoned management with significant equity ownership; (iii) strong competitive position; and (iv) exit strategy.

Due Diligence and Investment Process

We employ a rigorous and disciplined underwriting and due diligence process. Our process includes a comprehensive understanding of a portfolio company’s industry, market, operational, financial, organizational and legal position and prospects.

Underwriting Process

We employ an extensive due diligence approach tailored to each particular investment opportunity. To begin, we review the information memorandum that the company presenting the investment opportunity or its intermediary has prepared, and discuss the opportunity at a high level with the company’s management team, the sponsor or the intermediary, as applicable.

Investment Committee

The purpose of the investment committee is to evaluate and approve, as deemed appropriate, all investments by us. The committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of every investment. The committee also serves to provide investment consistency and adherence to THL Credit Advisors’ investment philosophies and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

Structuring

Our approach to structuring involves us choosing the most appropriate variety of securities for each particular investment; and negotiating the best and most favorable terms.

Investment Structure

In order to achieve our investment objective, we invest primarily in directly originated first lien senior secured loans, including unitranche investments. In certain instances, we also make second lien loans and subordinated or mezzanine debt investments, which may include an associated equity component such as warrants, preferred stock or similar securities and direct equity investments. Our current portfolio consists of debt investments that are approximately $2 million to $35 million of capital per transaction and have maturities of generally five years. We aim to target long-term hold sizes of less than 2.5% of the current cost basis of the total portfolio. In determining whether a prospective investment satisfies our investment criteria, we generally seek a high total return potential on a risk-adjusted basis, although there can be no assurance we will find investments satisfying that criterion or that any such investments will perform in accordance with expectations.

Investment Terms

We tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the company to achieve its business plan and improve its profitability.

Supervising

Supervision of our investments involves employing active monitoring methods and developing strong underlying management teams at each portfolio company.

Monitoring

We employ the use of board observation and information rights, regular dialogue with company management and sponsors, and detailed internally generated monitoring reports to actively monitor performance. Additionally, we have developed a monitoring template that promotes compliance with these standards and that is used as a tool to assess investment performance relative to plan.

Taxation

We have elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level federal income taxes on any income that we timely distribute to our stockholders. To maintain our qualification as a RIC, we must, among other things, meet certain source of income and asset diversification requirements. In addition, in order maintain our RIC tax treatment, we must timely distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. See “Tax Matters” in the accompanying prospectus.

We intend to timely distribute to our stockholders, for each taxable year, substantially all of our taxable income, except that we may in the future decide to retain some or all of our net capital gain for reinvestment and, depending on the level of taxable income earned in a particular year, we may choose not to distribute all of such taxable income and pay a non-deductible 4% federal excise tax on the undistributed income.

Leverage

We borrow funds to make additional investments, and we have granted, and may in the future grant, a security interest in our assets to lenders in connection with any such borrowings, including any borrowings by any of our subsidiaries. We use this practice, which is known as “leverage,” to attempt to increase returns to our common stockholders. However, leverage involves significant risks. See “Risks” in the accompanying prospectus. With certain limited exceptions, we are currently only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150% if certain requirements are met) after such borrowing. As of June 30, 2018, we had $253.2 million of borrowings outstanding. The amount of leverage that we employ will depend on our assessment of market and other factors at the time of any proposed borrowing.

Recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur under the 1940 Act from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the legislation we will be allowed to increase our leverage capacity if stockholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If we receive stockholder approval, we would be allowed to increase our leverage capacity on the first day after such approval. Alternatively, the legislation allows the majority of our independent directors to approve an increase in our leverage capacity, and such approval would become effective after one year. In either case, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. As a result of this legislation, we may be able to change our Asset Coverage Requirement and increase our leverage up to an amount that reduces our asset coverage ratio from 200% to 150% if we receive the necessary approval and amend the Revolving Facility, with lender consent. We continue to evaluate whether we want to increase our leverage capacity under this new legislation.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources.”

Recent Developments

From July 1, 2018 through September 30, 2018, we closed two new first lien senior secured debt investments totaling $11.7 million and one new equity investment totaling $0.8 million. Additionally, we made follow-on investments totaling $7.9 million, including a $4.0 million investment in Logan JV. The new and follow-on fixed or floating rate investments have a combined weighted average yield based upon cost at the time of the investment of 9.8%.

On July 25, 2018, we received $15.0 million in proceeds from the partial repayment of our first lien senior secured term loan in Alex Toys, LLC.

On August 2, 2018, we received $5.2 million in proceeds from the repayment of our second lien term loan in Gold, Inc.

On August 7, 2018, in consultation with our board of directors, we accepted the Advisor’s proposal to extend its waiver of 100% of the incentive fees accrued through June 30, 2019. Such incentive fees waived shall not be subject to recoupment. Refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Party Transactions” for more information.

On August 7, 2018, our board of directors declared a dividend of $0.27 per share payable on September 28, 2018 to stockholders of record at the close of business on September 14, 2018.

On August 17, 2018, we received $10.2 million in proceeds from the repayment of our second lien term loan in Dodge Data & Analytics LLC.

On September 19, 2018, we received $11.1 million in proceeds from the repayments of our senior secured term loan and senior secured delayed draw term loan in BeneSys Inc.

Risks

Investing in the Notes offered hereby involves certain risks. You should consider the information under “Supplementary Risks” beginning on page S-23 of this prospectus supplement and “Risks” beginning on page 18 of the accompanying prospectus and the other information included in this prospectus supplement and the accompanying prospectus before deciding to invest in the Notes.

General Information

Our principal executive offices are located at 100 Federal Street, 31st floor, Boston, MA 02110, and we can be reached by telephone at (800) 450-4424. We maintain a website on the Internet at www.THLCreditBDC.com. Information contained on or accessed through our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 202-551-8090 . In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

SELECTED CONSOLIDATED FINANCIAL DATA

The selected consolidated financial data should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities,” and the consolidated financial statements and related notes included elsewhere herein. Financial information is presented for the years ended December 31, 2017, 2016, 2015, 2014, and 2013 in thousands, except per share data. The Consolidated Statement of Operations, Per share and the Consolidated Statement of Assets and Liabilities data for the years ending 2017, 2016, 2015, 2014, and 2013 have been derived from our financial statements that were audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. The historical data are not necessarily indicative of results to be expected for any future period. The selected financial and other data for the six months ended June 30, 2018 and 2017 and other interim financial information is derived from our unaudited financial statements, and in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the six months ended June 30, 2018 and 2017 are not necessarily indicative of the results that may be expected for the year ending December 31, 2018.

	For the six months ended June 30,		For the years ended December 31,
	2018	2017	2017	2016	2015	2014	2013
Statement of Operations data:
Total investment income	$ 35,046	$40,079	$78,773	$84,585	$94,195	$91,928	$74,650
Incentive fees	(9)	2,465	3,185	4,461	11,894	11,184	10,682
Base management fees	4,652	5,212	10,389	10,998	11,825	11,142	7,521
All other expenses	11,209	12,254	26,128	24,271	23,147	20,372	14,547
Incentive fee waiver(1)	—	—	(811)	—	—	—	—
Income tax (benefit) provision and excise tax	268	305	168	155	(243)	1,040	511
Net investment income	18,926	19,843	39,714	44,700	47,572	48,190	41,389
Net realized (loss) gain on investments, including foreign currency	(38,452)	(11,025)	(17,307)	(38,849)	190	(12,855)	2,604
Net change in unrealized appreciation (depreciation) on investments, including foreign currency	28,159	(3,462)	(31,606)	11,141	(17,875)	2,243	309
Net change in unrealized appreciation (depreciation) attributable to non-controlling interests	(601)	113	(13)	140	—	—	—
Provision for taxes on realized gain on investments	—	(835)	(842)	—	(8)	(249)	—
(Provision) benefit for taxes on unrealized gain on investments	(154)	1,896	2,146	137	(1,226)	(151)	(1,960)
Interest rate derivative periodic interest payments, net	—	—	(46)	(276)	(443)	(458)	(433)
Net change in unrealized appreciation (depreciation) on interest rate derivative	—	—	50	156	7	71	769
Net increase in net assets resulting from operations	7,878	6,530	(7,904)	17,149	28,217	36,791	42,678
Per share data:
Net asset value per common share attributable to THL Credit, Inc. at end of period	$10.23	$11.48	$10.51	$11.82	$12.58	$13.08	$13.36
Market price at end of period	7.82	9.95	9.05	10.01	10.70	11.76	16.49
Net investment income	0.58	0.60	1.21	1.35	1.41	1.42	1.37
Net realized (loss) gain on investments	(1.18)	(0.34)	(0.53)	(1.17)	0.01	(0.38)	0.09
Provision for taxes on realized gain on investments	—	(0.02)	(0.03)	—	—	(0.01)	—
Net change in unrealized appreciation (depreciation) on investments	0.86	(0.04)	(0.96)	0.33	(0.53)	0.06	0.01
Net change in unrealized appreciation (depreciation) on interest rate derivative	—	—	—	—	—	—	0.01
Benefit (provision) for taxes on unrealized gain on investments	—	—	0.07	0.01	(0.04)	—	(0.07)
Interest rate derivative periodic interest payments, net	—	—	—	(0.01)	(0.01)	(0.01)	(0.01)
Net increase in net assets resulting from operations	0.26	0.20	(0.24)	0.51	0.84	1.08	1.41
Distributions declared	(0.54)	(0.54)	1.08	1.29	1.36	1.36	15.43

(1)	Waived incentive fees are not subject to recoupment.

	As of June 30,		As of December 31,
	2018	2017	2017	2016	2015	2014	2013
Consolidated Statement of Assets and Liabilities data at period end:
Total investments at fair value	$558,981	$674,332	$608,691	$669,203	$754,163	$784,220	$648,867
Cash	12,545	3,924	3,617	6,376	3,850	2,656	7,829
Other assets	21,146	16,460	15,376	15,825	13,278	21,713	14,365
Total assets	592,672	694,716	627,684	691,404	771,291	808,589	671,061
Loans payable, net	143,201	199,163	167,317	181,655	256,749	293,028	202,470
Notes payable, net	107,345	106,678	107,015	106,347	81,809	47,927	—
Other liabilities	7,863	11,777	9,323	13,582	13,834	24,013	15,649
Total liabilities	258,409	317,618	283,655	301,584	352,392	364,968	218,119
Total net assets attributable to THL Credit, Inc.	334,161	376,268	343,327	389,105	418,899	443,621	452,942
Net assets attributable to non-controlling interest	102	830	702	715	—	—	—
Total net assets	334,263	377,098	344,029	389,820	418,899	443,621	452,942
Total return based on market value(3)	(7.50)%	4.94%	1.14%	5.76%	2.41%	(20.96)%	22.10%
Total return based on average net asset value(4)	(0.10)%	(0.59)%	(1.95)%	4.21%	6.57%	8.08%	12.05%
Other data:
Weighted average annual yield on debt and income-producing investments(1)(5)	10.8%	10.6%	10.1%	10.9%	11.2%	11.7%	11.7%
Weighted average annual yield on debt and income-producing investments including Logan JV(2)(5)	11.3%	11.0%	10.7%	11.2%	11.3%	11.7%	11.7%
Number of portfolio investments at year end	43	46	47	47	55	60	54

(1)	Excludes yield on the Logan JV.
(2)	Not relevant to the years ending December 31, 2014 or 2013 as Logan JV commenced operations on December 3, 2014.
(3)	Assumes dividends are reinvested.
(4)

Total return based on average net asset value was calculated using the sum of ending net asset value plus dividends to shareholders during the period, divided by the beginning net asset value, minus 1. The total return does not reflect any sales load that may be paid by shareholders.

(5)

The weighted average yield of our debt and income-producing investments is not the same as a return on investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of our fees and expenses. The weighted average yield was computed using the effective interest rates as the respective period, including accretion of original issue discount and loan origination fees. This weighted average yield reflects the impact of loans on non-accrual status, but excludes the effect of non-income-producing equity investments.

Selected Quarterly Financial Data (Unaudited):

The tables below present selected financial data for the first two quarters of the fiscal year ending December 31, 2018, and each of the quarters within the fiscal years ending December 31, 2017 and 2016. The quarterly financial data presented has been derived from unaudited financial data which, in the opinion of management, presents fairly, in all material respects, the financial positions and results of operations of the Company.

Quarter Ended	Investment Income		Net Investment Income		Net Change in Unrealized Appreciation (Depreciation) on Investments		Net Realized Gain (Loss) on Investments, net of taxes		Net Realized/ Unrealized Gain (Loss) on Interest Rate Derivative		Provision for taxes (benefit) on unrealized gain on investments		Net Increase In Net Assets From Operations
	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share
June 30, 2018	$18,357	$0.56	$10,099	$0.31	$16,897	$0.52	$(25,336)	$(0.78)	$—	$—	$(121)	$—	$1,539	$0.05
March 31, 2018	$16,688	$0.51	$8,827	$0.27	$10,663	$0.32	$(13,117)	$(0.40)	$—	$—	$(32)	$—	$6,341	$0.19

Quarter Ended	Investment Income		Net Investment Income		Net Change in Unrealized Appreciation (Depreciation) on Investments		Net Realized Gain (Loss) on Investments, net of taxes		Net Realized/ Unrealized Gain (Loss) on Interest Rate Derivative		Provision for taxes (benefit) on unrealized gain on investments		Net Increase In Net Assets From Operations
	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share
December 31, 2017	$18,583	$0.57	$8,720	$0.27	$(32,139)	$(0.98)	$4,991	$0.15	$—	$—	$(116)	$—	$(18,544)	$(0.56)
September 30, 2017	20,111	0.62	11,154	0.34	3,919	0.12	(11,325)	(0.35)	—	—	365	0.02	4,113	0.13
June 30, 2017	20,275	0.62	10,154	0.31	251	0.01	(10,876)	(0.33)	—	—	1,744	0.05	1,273	0.04
March 31, 2017	19,804	0.61	9,686	0.29	(3,650)	(0.11)	(939)	(0.03)	4	—	153	—	5,254	0.15

Quarter Ended	Investment Income		Net Investment Income		Net Change in Unrealized Appreciation (Depreciation) on Investments		Net Realized Gain (Loss) on Investments, net of taxes		Net Realized/ Unrealized Gain (Loss) on Interest Rate Derivative		Provision for taxes (benefit) on unrealized gain on investments		Net Increase In Net Assets From Operations
	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share
December 31, 2016	$19,970	$0.61	$9,139	$0.28	$(939)	$(0.04)	$(1,018)	$(0.02)	$10	$0.00	$724	$0.02	$7,916	$0.24
September 30, 2016	21,565	0.65	10,495	0.32	24,674	0.75	(24,980)	(0.76)	78	—	(381)	(0.01)	9,886	0.30
June 30, 2016	20,478	0.62	11,663	0.35	(15,852)	(0.48)	3,681	0.11	(53)	—	(99)	—	(660)	(0.02)
March 31, 2016	22,572	0.69	13,402	0.40	3,398	0.10	(16,532)	(0.50)	(155)	—	(107)	—	6	0.00

SUPPLEMENTARY RISKS

The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

The Notes will not be secured by any of our assets or any of the assets of our subsidiaries. As a result, the Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of September 30, 2018 we had $113.0 million outstanding under the Revolving Facility. The indebtedness under the Revolving Facility is effectively senior to the Notes to the extent of the value of the assets securing such indebtedness.

The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Notes are obligations exclusively of THL Credit, Inc. and not of any of our subsidiaries. None of our subsidiaries will be a guarantor of the Notes and the Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes will be structurally subordinated to all indebtedness and other liabilities of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Notes.

The indenture under which the Notes will be issued will contain limited protection for holders of the Notes.

The indenture under which the Notes will be issued offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes will not place any restrictions on our or our subsidiaries’ ability to:

•

issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC (these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings, or 150% if certain requirements are met);

•

pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, except that we have agreed that, for the period of time during which the Notes are outstanding, we will not declare any dividend (except a dividend payable in our stock), or declare any other distribution (except a distribution payable in our stock), upon any class of our capital stock, or purchase or redeem any of our capital stock, if our asset coverage, as defined in the 1940 Act and after giving effect to any exemptive relief granted to us by the SEC with respect to such asset coverage, is (i) below the Asset Coverage Requirement, which is currently 200% for us, at the time of the declaration of such dividend or distribution or purchase or redemption and after deducting the amount of such dividend, distribution, purchase or redemption and (ii) has been below the Asset Coverage Requirement for the six consecutive months immediately preceding such declaration or purchase or redemption in each case, whether or not we continue to be subject to the Asset Coverage Requirement. Notwithstanding the foregoing restriction, we will be permitted to declare a cash dividend or distribution on our capital stock only up to such amount as is necessary for us to maintain our status as a RIC under Subchapter M of the Code;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the indenture will not require us to offer to purchase the Notes in connection with a change of control or any other event.

Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

Certain of our current debt instruments include more protections for their holders than the indenture and the Notes. In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Financial Condition, Liquidity and Capital Resources—Credit Facility.” The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

An active trading market for the Notes may not develop or be maintained, which could limit the market price of the Notes or your ability to sell them.

The Notes are a new issue of debt securities for which there is no trading market. We intend to list the Notes on the NYSE within 30 days of the original issue date. Although we expect the Notes to be listed on the NYSE, we cannot provide any assurances that an active trading market will develop or be maintained for the Notes or that you will be able to sell your Notes. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. If a rating agency assigns the Notes a non-investment grade rating, the Notes may be subject to greater price volatility than securities of similar maturity without such a non-investment grade rating. Below investment grade securities, which are often referred to as “junk” bonds, are viewed as speculative investments because of concerns with respect to the issuer’s capacity to pay interest and repay principal. The underwriters have advised us that they intend to make a market in the Notes, but they are not obligated to do so. The underwriters may discontinue any market-making in the Notes at any time at their sole discretion. Accordingly, we cannot assure you that a liquid trading market will develop or be maintained for the Notes, that you will be able to sell your Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop or is not maintained, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

Any default under the agreements governing our indebtedness, including a default under the Revolving Facility or other indebtedness to which we may be a party that is not waived by the required lenders or holders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under the Revolving Facility or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders under the Revolving Facility or other debt that we may incur in the future to avoid being in default. If we breach our covenants under the Revolving Facility or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we would be in default under the Revolving Facility or other debt, the lenders or holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations, including the lenders under the Revolving Facility, could proceed against the collateral securing the debt. Because the Revolving Facility has, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness under the Notes or the Revolving Facility or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

USE OF PROCEEDS

The net proceeds from the sale of $             aggregate principal amount of the Notes in this offering are approximately $             (or approximately $             if the underwriters fully exercise their overallotment option) after deducting the underwriting discounts and commissions of $             (or $             if the underwriters fully exercise their overallotment option) payable by us and estimated offering expenses of approximately $             payable by us.

We intend to use the net proceeds from this offering, together with other available funds, to repay certain of our indebtedness, including the redemption of $50.0 million of the 2021 Notes, which bear interest at 6.75% per annum and mature on November 15, 2021, and/or the repayment of a portion of the $113.0 million of debt outstanding under our Revolving Facility, as of September 30, 2018, which debt currently bears interest at rates of 4.66%. Through reborrowing under our Revolving Facility, we intend to invest in debt and equity securities of middle market companies in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus.

RATIO OF EARNINGS TO FIXED CHARGES

For the six-month period ended June 30, 2018 and for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, our ratio of earnings to fixed charges, computed as set forth below, were as follows:

	For the six months ended June 30, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2014	For the year ended December 31, 2013
Earnings to Fixed Charges (1)	2.0:1	0.5:1	2.1:1	3.0:1	4.4:1	7.4:1

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in stockholders’ equity resulting from operations plus (or minus) income tax expense (benefit), including excise and other tax expenses, and fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

CAPITALIZATION

The following table set forth our capitalization at June 30, 2018:

•	on an actual basis; and

•

on an as adjusted basis to give effect to the sale of $             of Notes in this offering (assuming the full exercise of the underwriters’ overallotment option) in each case assuming a public offering price of 100% of par, and after deducting the estimated underwriting discounts and commissions of approximately $         and estimated offering expenses of $             payable by us.

You should read this table together with “Use of Proceeds”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our consolidated statement of assets and liabilities in this prospectus supplement and the accompanying prospectus.

	As of June 30, 2018
	Actual (unaudited)	As Adjusted (unaudited)
	(amounts in thousands)
Assets:
Cash	$12,545		$12,545
Investments at fair value	$558,981		$558,981
Other assets	$21,146		$21,062

Total assets	$592,672		$592,588
Liabilities:
Revolving facility (1)	$143,201	$
Existing Notes (2)	$107,345	$
Notes offered hereby	$—	$
Other liabilities	$7,863		$7,863

Total liabilities	$258,409	$
Net assets:
Common stock, par value $0.001 per share; 100,000,000 shares authorized, 33,169 shares issued and outstanding	$33		$33
Capital in excess of par value	$433,974		$433,974
Undistributed income and net losses	$(99,744)	$(		)

Total net assets	$334,263	$

(1)

The above table reflects the carrying value of indebtedness outstanding under the Revolving Facility of $143.2 million. The net proceeds from the sale of the Notes in this offering may be used to pay down a portion of the outstanding indebtedness under the Revolving Facility. See “Use of Proceeds” in this prospectus supplement for additional information.

(2)

The above table reflects the carrying value of the indebtedness under the 2021 Notes and 2022 Notes of $50.0 million and $60.0 million, less unamortized debt issuance costs of $1.0 million and $1.6 million, respectively. The net proceeds from the sale of the Notes in this offering are expected to be used to redeem the 2021 Notes. See “Use of Proceeds” in this prospectus supplement for additional information.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus supplement and the accompanying prospectus. In addition to historical information, the following discussion and other parts of this prospectus supplement and the accompanying prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Supplementary Risks” and “Special Note Regarding Forward-Looking Statements and Projections” appearing elsewhere in this prospectus supplement and under “Risks” and “Special Note Regarding Forward-Looking Statements” in the accompanying prospectus.

Overview

THL Credit, Inc. was organized as a Delaware corporation on May 26, 2009 and initially funded on July 23, 2009. We commenced principal operations on April 21, 2010. Our investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated investments in debt and equity securities of middle market companies.

We, together with our credit-focused affiliates, collectively have $15.9 billion of assets under management.3 This amount included our assets, assets of the managed funds and a separate account managed by us, and assets of the collateralized loan obligations (CLOs), separate accounts and various fund formats, including any uncalled commitments of private funds, as managed by the investment professionals of the Advisor or its consolidated subsidiary.

We are a direct lender to middle market companies and invest primarily in directly originated first lien senior secured loans, including unitranche investments. In certain instances, we also make second lien, subordinated, or mezzanine, debt investments, which may include an associated equity component such as warrants, preferred stock or other similar securities and direct equity investments. Our first lien senior secured loans may be structured as traditional first lien senior secured loans or as unitranche loans. Unitranche structures combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans and our unitranche loans will expose us to the risks associated with second lien and subordinated loans to the extent we invest in the “last-out” tranche or subordinated tranche (or piece) of the unitranche loan. We may also provide advisory services to managed funds.

We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. Government securities and high-quality debt investments that mature in one year or less.

As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules the term “eligible portfolio company” includes all private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized in the United States.

We are also registered as an investment adviser under the Advisers Act.

[3]

As of August 31, 2018, other than with respect to assets under management through THL Credit, Inc. and its related funds and separate account, which are as of June 30, 2018. Includes assets under management of THL Credit Advisors LLC and its consolidated subsidiary, THL Credit Senior Loan Strategies LLC.

Since April 2010, after we completed our initial public offering and commenced principal operations, through June 30, 2018, we have been responsible for making, on behalf of ourselves, managed funds and separately managed account, over $2.0 billion in aggregate commitments into 100 separate portfolio companies through a combination of both initial and follow-on investments. Since April 2010 through June 30, 2018, we, along with our managed funds and separately managed account, have received $1.4 billion of gross proceeds from the realization of investments. The Company alone has received $1.1 billion of gross proceeds from the realization of its investments during this same time period.

We have elected to be treated as a RIC under Subchapter M of the Code. To qualify for tax treatment as a RIC, we must, among other things, meet certain source of income, asset diversification and distribution requirements. As a RIC, we generally will not have to pay corporate-level income taxes on any income we timely distribute to our stockholders.

Portfolio Composition and Investment Activity

Portfolio Composition

As of June 30, 2018, we had $559.0 million of portfolio investments (at fair value), which represents an $49.7 million, or 8.2% decrease from the $608.7 million (at fair value) as of December 31, 2017. Our portfolio consisted of 43 investments, including Greenway and Greenway II, as of June 30, 2018, compared to 47 portfolio investments, including Greenway and Greenway II, as of December 31, 2017. As of June 30, 2018, we had $177.7 million of controlled portfolio investments (at fair value) in six portfolio companies, which represents a $19.0 million, or 12.0% increase from $158.7 million (at fair value) as of December 31, 2017. The increase in controlled portfolio companies was the result of follow-on investments, primarily in the Logan JV, and changes in performance of certain investments. Our average controlling equity position at June 30, 2018 was approximately $29.6 and $29.6 at cost and fair value, respectively. Our investment in the Logan JV represented 14.9% and 10.7% of our portfolio investments at fair value as of June 30, 2018 and December 31, 2017, respectively. We will aim to increase our investment in the Logan JV over the 2018 fiscal year to represent 15% or more of our portfolio but not to exceed 30% of our portfolio.

At June 30, 2018, our average portfolio company investment, excluding Greenway, Greenway II, Logan JV, and portfolio investments where we only have an equity or fund investment and restructured investments where we converted debt to a controlling equity interest, at amortized cost and fair value, was approximately $12.7 million and $12.5 million, respectively. Going forward, we intend to limit new investments in new portfolio companies to 2.5% of our investment portfolio. Including investments in funds, investments where we hold equity only positions or restructured investments where we converted debt to a controlling equity position would not be representative of our typical portfolio investment size and were therefore excluded from the calculation. Our largest portfolio company investment, excluding the Logan JV and investments where we hold equity only positions or restructured investments where we converted debt to a controlling equity position, by cost and fair value was approximately $30.1 million and $30.0 million, respectively. Including such investments, our largest portfolio company investment at June 30, 2018 was our investment in the Logan JV, which totaled $84.6 million and $82.0 million at cost and fair value, respectively. At December 31, 2017, our average portfolio company investment, excluding Greenway, Greenway II, Logan JV, and portfolio investments where we only have an equity or fund investment and restructured investments where we converted debt to a controlling equity interest, at amortized cost and fair value, was approximately $14.5 million and $13.4 million, respectively. Our largest portfolio company investment as of December 31, 2017, excluding the Logan JV and investments where we hold equity only positions or restructured investments where we converted debt to a controlling equity position, by amortized cost and fair value was approximately $30.2 million and $30.5 million. Including such investments, our largest portfolio company investment at December 31, 2017 was our investment in the Logan JV, which totaled $67.0 and $65.4 at cost and fair value, respectively.

At June 30, 2018, based upon fair value, 95.3% of our debt investments bore interest based on floating rates, which may be subject to interest rate floors, such as the London Interbank offer rate, or LIBOR, and Canadian Dollar Offered Rate, or CDOR, and 4.7% bore interest at fixed rates. At December 31, 2017, 93.1% of our debt investments bore interest based on floating rates, which may be subject to interest rate floors, such as LIBOR, and 6.9% bore interest at fixed rates.

The following table shows the weighted average yield by investment category at their current cost.

	As of
Description:	June 30, 2018	December 31, 2017
First lien senior secured debt (1)	10.5%	10.0%
Second lien debt	12.0%	6.9%
Subordinated debt	16.5%	13.5%
Investments in payment rights (2)	14.4%	16.6%
Income-producing equity securities (3)	9.5%	14.0%

Debt and income-producing investments (1)(4)	10.8%	10.1%
Logan JV (5)	14.1%	14.2%
All investments including Logan JV (1)(5)	11.3%	10.7%

(1)	Includes all loans on non-accrual status.
(2)	Yields from investments in payment rights represent an effective yield expected from anticipated cash flows.
(3)	Includes income from debt-like equity securities where there is a stated rate and amounts are due on a fixed payment schedule.
(4)	Includes yields on controlled investments, but excludes the yield on the Logan JV.
(5)

As of June 30, 2018 and December 31, 2017, the distributions declared and earned of $2.4 million and $2.6 million for the three months ended June 30, 2018 and December 31, 2017, respectively, represented a yield to us of 14.1% and 14.2%, respectively, based on average capital invested. We expect the dividend yield to fluctuate as a result of the timing of additional capital invested, the changes in asset yields in the underlying portfolio and the overall performance of the Logan JV investment portfolio.

The weighted average yield of our debt investments is not the same as a return on investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of our fees and expenses. The weighted average yield was computed using the effective interest rates as of June 30, 2018, including accretion of original issue discount and loan origination fees. This weighted average yield reflects the impact of loans on non-accrual status. There can be no assurance that the weighted average yield will remain at its current level. As of June 30, 2018 and December 31, 2017, 3.5% and 6.2% of our investment portfolio at fair value was comprised of non-income producing investments. We intend to continue to reduce our non-income producing investments in 2018 and beyond. No assurance can be given that we will be successful in achieving this target.

As of June 30, 2018 and December 31, 2017, portfolio investments, in which we have debt investments, had a median adjusted EBITDA of approximately $11.0 million and $11.0 million, respectively, based on the latest available financial information provided by the portfolio companies for each of these periods. As of June 30, 2018 and December 31, 2017, our median attachment point in the capital structure of our debt investments in portfolio companies is approximately 4.4 times and 4.3 times the portfolio company’s EBITDA, respectively, based on our latest available financial information for each of these periods.

We expect the percent of our portfolio investments in unsponsored investments to decrease significantly over time as we work through restructurings, which may include providing additional liquidity through revolving loans, and ultimately exit our unsponsored investments. However, these portfolio investments may require follow-on capital as we work through restructurings, which will increase our exposure to these investments. Going forward we expect unsponsored investments we make, if any, would only be in first lien senior secured investments. As of June 30, 2018, our portfolio of unsponsored investments included six investments. Five are performing at or above our expectations and have an Investment Score of 1 or 2. Two other unsponsored investments have Investment Scores of 3 and 5.

As of June 30, 2018, we have closed portfolio investments with 62 different sponsors since inception. As of December 31, 2017, we had closed portfolio investments with 62 different sponsors since inception.

The following table summarizes sponsored and unsponsored investments based on amortized cost and fair value (in millions).

	As of June 30, 2018			As of December 31, 2017
	Amortized Cost	Fair Value	Fair Value as % of Total	Amortized Cost	Fair Value	Fair Value as % of Total
Sponsored Investments (1)	$393.8	$380.1	79.7%	$477.7	$435.0	80.1%
Unsponsored Investments (1)	85.9	96.8	20.3%	95.6	108.3	19.9%

Total	$479.7	$476.9	100.0%	$573.3	$543.3	100.0%

(1)	Excludes THL Credit Greenway Fund I LLC, THL Credit Greenway Fund II LLC, and THL Credit Logan JV LLC.

The following table summarizes the amortized cost and fair value of investments as of June 30, 2018 (in millions).

Description	Amortized Cost	Percentage of Total	Fair Value (1)	Percentage of Total
First lien senior secured debt	$375.6	66.6%	$368.0	65.7%
Investment in Logan JV	84.6	15.0%	82.0	14.9%
Equity investments	49.3	8.7%	55.9	10.0%
Second lien debt	31.5	5.6%	31.3	5.6%
Investment in payment rights	10.3	1.8%	11.2	2.0%
Subordinated debt	9.1	1.6%	6.4	1.1%
Investments in funds	3.7	0.7%	3.9	0.7%
Warrants	0.2	0.0%	0.3	0.0%

Total investments	$564.3	100.0%	$559.0	100.0%

(1)

All investments are categorized as Level 3 in the fair value hierarchy, except for investments in funds and the Logan JV, which are excluded from the fair value hierarchy in accordance with ASU 2015-07. These assets are valued at net asset value.

The following table summarizes the amortized cost and fair value of investments as of December 31, 2017 (in millions).

Description	Amortized Cost	Percentage of Total	Fair Value (1)	Percentage of Total
First lien senior secured debt	$419.0	65.4%	$407.0	66.9%
Equity investments	64.4	10.1%	69.2	11.4%
Investment in Logan JV	67.0	10.5%	65.4	10.7%
Second lien debt	53.4	8.3%	32.8	5.4%
Subordinated debt	22.3	3.5%	19.1	3.1%
Investment in payment rights	10.3	1.6%	11.3	1.9%
Investments in funds	3.8	0.6%	3.8	0.6%
Warrants	0.2	0.0%	0.1	0.0%

Total investments	$640.4	100.0%	$608.7	100.0%

(1)

All investments are categorized as Level 3 in the fair value hierarchy, except for investments in funds and the Logan JV, which are excluded from the fair value hierarchy in accordance with ASU 2015-07. These assets are valued at net asset value.

We expect the percent of our core assets, which we define as first lien senior secured loans and the Logan JV, to continue to increase as a percent of total investments as we are repaid or liquidate our second lien debt, subordinated debt and other equity holdings over time and redeploy these proceeds. We intend to continue our efforts to reposition the portfolio towards more senior secured floating rate investments, which we believe will reduce our exposure to portfolio company risks and potential changes in interest rates.

The following is a summary of the industry classification in which the Company invests as of June 30, 2018 (in millions).

Industry	Amortized Cost	Fair Value	% of Total Portfolio	% of Net Assets
Industrials and manufacturing	$96.2	$94.6	16.90%	28.27%
Consumer products and services	99.0	93.5	16.71%	27.94%
Investment funds and vehicles	84.6	82.0	14.67%	24.53%
IT services	57.5	56.3	10.06%	16.83%
Healthcare	51.3	50.5	9.04%	15.12%
Financial services	41.0	42.3	7.57%	12.66%
Retail & grocery	36.9	42.3	7.57%	12.66%
Energy / utilities	46.6	38.6	6.91%	11.56%
Business services	32.8	38.3	6.86%	11.47%
Media, entertainment and leisure	17.2	17.1	3.07%	5.13%
Transportation	1.0	3.1	0.56%	0.93%
Restaurants	0.2	0.4	0.08%	0.13%

Total Investments	$564.3	$559.0	100.00%	167.23%

The following is a summary of the industry classification in which the Company invests as of December 31, 2017 (in millions)

Industry	Amortized Cost	Fair Value	% of Total Portfolio	% of Net Assets
Consumer products and services	$122.0	$117.1	19.25%	34.05%
Industrials and manufacturing	92.5	93.3	15.32%	27.11%
Financial services	75.1	77.7	12.76%	22.57%
Investment funds and vehicles	67.0	65.4	10.75%	19.01%
IT services	57.4	56.2	9.23%	16.32%
Healthcare	46.0	45.7	7.51%	13.29%
Business services	38.6	42.3	6.94%	12.29%
Energy / utilities	46.1	38.4	6.31%	11.17%
Retail & grocery	41.6	37.6	6.18%	10.93%
Media, entertainment and leisure	31.4	30.4	4.99%	8.83%
Transportation	1.0	3.1	0.51%	0.91%
Restaurants	21.7	1.5	0.25%	0.45%

Total Investments	$640.4	$608.7	100.00%	176.93%

Investment Activity

The following is a summary of our investment activity, presented on a cost basis, for the three and six months ended June 30, 2018 and 2017 (in millions).

	Three months ended June 30,		Six months ended June 30,
	2018	2017	2018	2017
New portfolio investments	$—	$17.4	$—	$45.4
Existing portfolio investments:
Follow-on investments (1) (2)	19.2	4.5	25.6	9.7
Delayed draw and revolver investments (1)	5.3	1.1	10.6	6.7

Total existing portfolio investments	24.5	5.6	36.2	16.4

Total portfolio investment activity	$24.5	$23.0	$36.2	$61.8

Number of new portfolio investments	—	2	—	4
Number of follow-on investments	8	5	9	8
First lien senior secured debt	$13.3	$18.5	$18.6	$50.4
Investment in Logan JV	11.2	4.0	17.6	8.0
Subordinated debt	—	—	—	1.7
Equity investments	—	0.5	—	1.7

Total portfolio investments	$24.5	$23.0	$36.2	$61.8

Weighted average yield of new debt investments	9.0%	9.8%	8.7%	10.9%
Weighted average yield, including all new income-producing investments (2)	11.4%	9.8%	11.3%	11.0%

(1)

Includes follow-on investments in controlled investments. Refer to Schedule 12-14 in the accompanying notes to the consolidated financial statements included in this prospectus supplement for additional detail.

(2)	Includes follow-on investments in Logan JV

For the three and six months ended June 30, 2018, we had prepayments and sales of our investments, including any prepayment premiums, totaling $59.8 million and $69.6 million, respectively. For the three and six months ended June 30, 2017, we had prepayments and sales of our investments, including any prepayment premiums, totaling $32.7 million and $44.5 million, respectively. Please refer to “Results of Operations- Net Realized Gains and Losses on Investments, net of income tax provision” for additional details surrounding certain investments that were sold.

The following are proceeds received from notable prepayments, sales and other activity related to our investments (in millions):

For the six months ended June 30, 2018

•	Repayment of a subordinated term loan and realization of preferred equity interest in A10 Capital, LLC, which resulted in proceeds of $26.6 million, including a prepayment premium of $0.3 million;

•	Repayment of a first lien senior secured term loan in The John Gore Organization, Inc., which resulted in proceeds of $13.8 million, including a prepayment premium of $0.1 million;

•	Partial sale of a first lien senior secured term loan in Fairstone Financial Inc., which resulted in proceeds of $7.7 million;

•	Partial repayment of a first lien senior secured term loan in Home Partners of America, Inc., which resulted in proceeds of $5.9 million;

•	Sale of a second lien term loan in Specialty Brands Holdings, LLC, which resulted in proceeds received of $0.4 million.

•	Repayment of a first lien senior secured term loan and revolver in Togetherwork Holdings, LLC, which resulted in proceeds of $5.7 million, including a prepayment premium of $0.1 million, and

•

Sale of a first lien senior secured term loan, subordinated term loans, preferred equity and common equity in Aerogroup International Inc., which resulted in proceeds received of $2.5 million and $8.0 million recorded as an initial escrow receivable, at the time of sale.

For the six months ended June 30, 2017

•	Repayment of a senior secured term loan in Healthcarefirst, Inc. at par which resulted in proceeds of $8.3 million;

•	Sale of a second lien term loan in Hostway Corporation, which resulted in proceeds of $16.4 million;

•	Sale of a CLO residual interest in Flagship VIII, Ltd., which resulted in proceeds of $5.1 million;

•	Partial sale of a preferred equity position in A10 Capital, LLC, which resulted in proceeds of $4.3 million;

•	Partial repayment of a first lien senior secured term loan in MeriCal, LLC, which resulted in proceeds of $2.3 million, including a prepayment premium of $0.1 million;

•	Sale of a CLO residual interest in Flagship VII, Ltd., which resulted in proceeds of $2.2 million;

•	Realization of our equity interests in YP Equity Investors, LLC which resulted in proceeds of $1.7 million; and

•	Sale of a second lien term loan in Washington Inventory Service, which resulted in proceeds of $0.6 million.

Our level of investment activity can vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity, the general economic environment and the competitive environment for the types of investments we make. The frequency and volume of any prepayments may fluctuate significantly from period to period.

Aggregate Cash Flow Realized Gross Internal Rate of Return

Since April 2010, after we completed our initial public offering and commenced principal operations, through June 30, 2018, our fully exited investments have resulted in an aggregate cash flow realized gross internal rate of return to us of 13.2% (based on cash invested of $1,026.3 million and total proceeds from these exited investments of $1,272.1 million). 84.9% of these exited investments resulted in an aggregate cash flow realized gross internal rate of return to us of 10% or greater. Internal rate of return, or IRR, is a measure of our discounted cash flows (inflows and outflows). Specifically, IRR is the discount rate at which the net present value of all cash flows is equal to zero. That is, IRR is the discount rate at which the present value of total cash invested in our investments is equal to the present value of all realized returns from the investments. Our IRR calculations are unaudited.

Cash invested, with respect to an investment, represents our aggregate cash investment in the debt or equity securities we acquire.

Realized returns, with respect to an investment, represents the total cash received with respect to each investment, including all amortization payments, interest, dividends, prepayment fees, upfront fees, original issue discount, amendment fees and other fees and proceeds.

Gross IRR, with respect to an investment, is calculated based on the dates that we invested capital and dates we received distributions, regardless of when we made distributions to our stockholders. Initial investments are assumed to occur at time zero, and all cash flows are deemed to occur on the date in which they did occur.

Gross IRR reflects historical results relating to our past performance and is not necessarily indicative of our future results. In addition, gross IRR does not reflect the effect of management fees, expenses, incentive fees or taxes borne, or to be borne, by us or our stockholders, and would be lower if it did.

Aggregate cash flow realized gross IRR on our exited investments reflects only invested and realized cash amounts as described above, and does not reflect any unrealized gains or losses in our portfolio or non-cash restructuring transactions. Cash flows exclude sales of participations if they were anticipated at the time of the initial investment.

Investment Risk

The value of our investments will generally fluctuate with, among other things, changes in prevailing interest rates, federal tax rates, counterparty risk, general economic conditions, the condition of certain financial markets, developments or trends in any particular industry and the financial condition of the issuer. During periods of limited liquidity and higher price volatility, our ability to dispose of investments at a price and time that we deem advantageous may be impaired.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

THL Credit Logan JV LLC

On December 3, 2014, we entered into an agreement with Perspecta to create Logan JV, a joint venture, which invests primarily in senior secured first lien term loans. All Logan JV investment decisions must be unanimously approved by the Logan JV investment committee consisting of one representative from each of us and Perspecta.

We have determined that Logan JV is an investment company under ASC 946, however, in accordance with such guidance, we will generally not consolidate our investment in a company other than a substantially owned investment company subsidiary or a controlled operating company whose business consists of providing services to us. Accordingly, we do not consolidate our non-controlling interest in Logan JV.

Logan JV is capitalized with equity contributions which are generally called from its members, on a pro-rata basis based on their equity commitments, as transactions are completed. Any decision by the Logan JV to call down on capital commitments requires the explicit authorization of us, coupled with that of Perspecta, and we may withhold such authorization for any reason in our sole discretion.

As of June 30, 2018 and December 31, 2017, Logan JV had the following commitments, contributions and unfunded commitments from its members (in millions).

	As of June 30, 2018
Member	Total Commitments	Contributed Capital	Unfunded Commitments
THL Credit, Inc.	$200.0	$80.6	$119.4
Perspecta Trident LLC	50.0	20.2	29.8

Total Investments	$250.0	$100.8	$149.2

	As of December 31, 2017
Member	Total Commitments	Contributed Capital	Unfunded Commitments
THL Credit, Inc.	$200.0	$67.0	$133.0
Perspecta Trident LLC	50.0	16.8	33.2

Total Investments	$250.0	$83.8	$166.2

Logan JV has a senior credit facility, or the Logan JV Credit Facility, with Deutsche Bank AG and other banks. As of June 30, 2018 and December 31, 2017, the Logan JV Credit Facility had $200.0 million and $175.0 million of commitments subject to leverage and borrowing base restrictions with an interest rate of three month LIBOR (with no LIBOR floor) plus 2.40% and LIBOR (with no LIBOR floor) plus 2.50%, respectively. The final maturity date of the Logan JV Credit Facility is January 12, 2023 with the revolving loan period ending on January 12, 2021. As of June 30, 2018 and December 31, 2017, Logan JV had $215.6 million and $169.6 million of outstanding borrowings under the credit facility, respectively.

As of June 30, 2018 and December 31, 2017, Logan JV had total investments at fair value of $294.9 million and $250.4 million, respectively. As of June 30, 2018 and December 31, 2017, Logan JV’s portfolio was comprised of senior secured first lien and second lien loans to 124 and 110 different borrowers, respectively. As of June 30, 2018 and December 31, 2017, there were no loans on non-accrual status. As of June 30, 2018 and December 31, 2017, Logan JV had unfunded commitments to fund revolver and delayed draw loans to its portfolio companies totaling $4.9 million and $1.4 million, respectively. The portfolio companies in Logan JV are in industries similar to those in which we may invest directly.

Below is a summary of Logan JV’s portfolio, followed by a listing of the individual loans in Logan JV’s portfolio as of June 30, 2018 and December 31, 2017 (dollar amounts in thousands):

	As of June 30, 2018	As of December 31, 2017
First lien secured debt, at par	$282,502	$233,904
Second lien debt, at par	23,609	22,847

Total debt investments, at par	$306,111	$256,751

Weighted average yield on first lien secured loans (1)	6.9%	6.4%
Weighted average yield on second lien loans (1)	10.1%	9.3%
Weighted average yield on all loans (1)	7.2%	6.7%
Number of borrowers in Logan JV	124	110
Largest loan to a single borrower (2)	$5,000	$5,000
Total of five largest loans to borrowers (2)	$24,784	$24,397

(1)	Weighted average yield at their current amortized cost.
(2)	At current principal amount.

The weighted average yield of Logan JV’s debt investments is not the same as a return on Logan JV investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of our expenses. The weighted average yield was computed using the effective interest rates as of June 30, 2018 and December 31, 2017, respectively, but excluding the effective rates on investments on non-accrual status, if any. There can be no assurance that the weighted average yield will remain at its current level.

For the three and six months ended June 30, 2018, our share of income from distributions declared related to our Logan JV LLC equity interest was $2.4 million and $4.8 million, respectively, which amounts are included in dividend income and realized gains from controlled investments in the Consolidated Statements of Operations. For the three and six months ended June 30, 2017, our share of income from distributions declared related to our Logan JV LLC equity interest was $2.1 million and $4.2 million, respectively, which amounts are included in dividend income from controlled investments in the Consolidated Statements of Operations. As of June 30, 2018 and December 31, 2017, $2.6 million and $2.6 million, respectively, of income related to the Logan JV was included in interest, dividends and fees receivable on the Consolidated Statements of Assets and Liabilities. As of June 30, 2018, the distributions declared and earned of $9.9 million for the twelve months ended June 30, 2018, represented a dividend yield to the Company of 14.1% based upon average capital invested. As of December 31, 2017, distributions declared and earned of $9.3 million for the twelve months ended December 31, 2017, represented a dividend yield to the Company of 14.2% based upon average capital invested. We expect the dividend yield to fluctuate as a result of the timing of additional capital invested, the changes in asset yields in the underlying portfolio and the overall performance of the Logan JV investment portfolio.

Logan JV Loan Portfolio as of June 30, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
Senior Secured First Lien Term Loans
Canada
Can Am Construction Inc	Construction & Building	7.59% (LIBOR +5.5%)	06/29/2017	07/01/2024	1,188	$1,157	$1,203
Parq Holdings LP	Hotel, Gaming & Leisure	9.83% (LIBOR +7.5%)	12/05/2014	12/17/2020	993	986	995
PNI Canada Acquireco Corp	High Tech Industries	7.84% (LIBOR +5.75%)	08/23/2017	09/21/2022	1,811	1,719	1,827

Total Canada						$3,862	$4,025

Germany
Rhodia Acetow	Construction & Building	7.95% (LIBOR +5.5%)	04/21/2017	05/31/2023	990	$978	$995
VAC Germany Holding GmbH	Metals & Mining	6.33% (LIBOR +4%)	02/26/2018	02/26/2025	2,993	2,978	3,008

Total Germany						$3,956	$4,003

United Kingdom
EG Group	Retail	6.33% (LIBOR +4%)	03/23/2018	02/07/2025	2,860	$2,846	$2,839

Total United Kingdom						$2,846	$2,839

United States of America
1A Smart Start LLC	Services: Consumer	6.59% (LIBOR +4.5%)	03/20/2017	02/21/2022	1,588	$1,583	$1,588
1A Smart Start LLC	Services: Consumer	6.84% (LIBOR +4.75%)	08/28/2015	02/21/2022	2,438	2,424	2,438
A Place for Mom Inc	Services: Consumer	5.84% (LIBOR +3.75%)	07/28/2017	08/10/2024	3,970	3,953	3,982
A10 Capital, LLC	Services: Business	8.58% (LIBOR +6.5%)	04/25/2018	04/27/2023	5,000	4,952	4,950
Advanced Computer Software	High Tech Industries	6.78% (LIBOR +4.75%)	05/25/2018	05/31/2024	1,500	1,496	1,511
Advanced Integration Technology LP	Aerospace & Defense	7.22% (LIBOR +4.75%)	07/15/2016	04/03/2023	1,965	1,950	1,965
AgroFresh Inc.	Services: Business	7.11% (LIBOR +4.75%)	12/01/2015	07/31/2021	1,950	1,942	1,940
Air Medical Group Holdings Inc	Healthcare & Pharmaceuticals	6.34% (LIBOR +4.25%)	09/26/2017	03/14/2025	2,239	2,223	2,212
Alpha Media LLC	Media: Broadcasting & Subscription	8.1% (LIBOR +6%)	02/24/2016	02/25/2022	3,172	3,074	3,013
American Sportsman Holdings Co	Retail	7.09% (LIBOR +5%)	11/22/2016	09/25/2024	3,970	3,922	3,981
Ansira Holdings, Inc. (3)	Media: Advertising, Printing & Publishing	7.73% (LIBOR +5.75%)	04/17/2018	12/20/2022	613	68	67
Ansira Holdings, Inc.	Media: Advertising, Printing & Publishing	7.84% (LIBOR +5.75%)	12/20/2016	12/20/2022	140	139	139
Ansira Holdings, Inc.	Media: Advertising, Printing & Publishing	7.84% (LIBOR +5.75%)	12/20/2016	12/20/2022	1,719	1,706	1,710
AP Gaming I LLC	Hotel, Gaming & Leisure	6.34% (LIBOR +4.25%)	06/06/2016	02/15/2024	2,475	2,469	2,498

Logan JV Loan Portfolio as of June 30, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
APC Aftermarket	Automotive	7.36% (LIBOR +5%)	05/09/2017	05/10/2024	495	487	486
Aptean, Inc.	Services: Business	6.59% (LIBOR +4.25%)	02/15/2016	12/20/2022	1,975	1,959	1,977
Avaya Inc	Telecommunications	6.32% (LIBOR +4.25%)	11/09/2017	12/15/2024	2,601	2,575	2,608
Barbri Inc	Media: Diversified & Production	6.25% (LIBOR +4.25%)	12/01/2017	11/21/2023	3,491	3,475	3,496
Beasley Mezzanine Holdings LLC	Media: Broadcasting & Subscription	6.09% (LIBOR +4%)	11/17/2017	11/01/2023	2,966	2,952	2,996
Big Ass Fans LLC	Services: Business	6.08% (LIBOR +3.75%)	11/07/2017	05/21/2024	2,488	2,476	2,497
Big River Steel LLC	Metals & Mining	7.33% (LIBOR +5%)	08/15/2017	08/23/2023	1,985	1,968	2,019
BI-LO LLC	Retail	10.33% (LIBOR +8%)	05/15/2018	05/31/2024	1,500	1,440	1,452
Bomgar Corp	Telecommunications	6.33% (LIBOR +4%)	04/17/2018	04/18/2025	2,000	1,995	2,010
Brand Energy & Infrastructure Services, Inc.	Services: Business	6.61% (LIBOR +4.25%)	06/16/2017	06/21/2024	2,970	2,944	2,979
Catapult Learning, Inc.	Services: Consumer	8.52% (LIBOR +6.35%)	05/22/2018	05/18/2023	4,739	4,692	4,692
Catapult Learning, Inc. (4) (14)	Services: Consumer	6.84% (LIBOR +4.5%)	05/22/2018	05/18/2023	261	(3)	(3)
CC Amulet Intermediate, LLC (5) (14)	Healthcare & Pharmaceuticals	3.34% (LIBOR +1%)	06/18/2018	04/30/2024	1,538	(15)	(15)
CC Amulet Intermediate, LLC	Healthcare & Pharmaceuticals	6.84% (LIBOR +4.75%)	06/18/2018	04/30/2024	3,462	3,427	3,427
Clear Balance Holdings, LLC	Banking, Finance, Insurance & Real Estate	8.08% (LIBOR +5.75%)	07/07/2015	10/05/2023	4,963	4,942	4,938
Commercial Barge Line Co	Transportation: Cargo	10.84% (LIBOR +8.75%)	11/06/2015	11/12/2020	1,331	1,300	932
Constellis Holdings, LLC	Aerospace & Defense	7.33% (LIBOR +5%)	04/18/2017	04/21/2024	1,980	1,964	1,991
Conyers Park Parent Merger Sub Inc	Retail	5.86% (LIBOR +3.5%)	06/21/2017	07/07/2024	1,985	1,976	2,012
Country Fresh Holdings, LLC	Beverage, Food & Tobacco	7.33% (LIBOR +5%)	07/14/2017	03/31/2023	4,747	4,708	4,593
Covenant Surgical Partners Inc (11)	Healthcare & Pharmaceuticals	7.11% (LIBOR +4.75%)	09/29/2017	10/04/2024	690	412	417
Covenant Surgical Partners Inc	Healthcare & Pharmaceuticals	6.81% (LIBOR +4.5%)	09/29/2017	10/04/2024	2,296	2,291	2,308
CPI Acquisition, Inc.	Services: Consumer	6.36% (LIBOR +4.5%)	08/14/2015	08/17/2022	4,187	4,095	2,544
CryoLife Inc	Healthcare & Pharmaceuticals	6.33% (LIBOR +4%)	11/15/2017	12/02/2024	1,990	1,981	2,006
CT Technologies Intermediate Holdings, Inc	Healthcare & Pharmaceuticals	6.34% (LIBOR +4.25%)	02/11/2015	12/01/2021	1,930	1,935	1,832
Deerfield Holdings Corp	Banking, Finance, Insurance & Real Estate	5.58% (LIBOR +3.25%)	12/06/2017	12/06/2024	249	249	249
DigiCert, Inc.	Services: Business	6.84% (LIBOR +4.75%)	09/20/2017	10/31/2024	998	993	998
DXP Enterprises, Inc.	Energy: Oil & Gas	6.84% (LIBOR +4.75%)	08/16/2017	08/29/2023	1,489	1,476	1,497

Logan JV Loan Portfolio as of June 30, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
Evo Payments International, LLC	Services: Business	5.36% (LIBOR +3.25%)	12/08/2016	12/22/2023	2,607	2,587	2,603
Fleetpride	Automotive	6.59% (LIBOR +4.5%)	03/28/2018	11/19/2022	1,674	1,625	1,687
Freedom Mortgage Corporation	Banking, Finance, Insurance & Real Estate	6.84% (LIBOR +4.75%)	02/17/2017	02/23/2022	—	—	—
FullBeauty Brands LP	Retail	6.84% (LIBOR +4.75%)	03/08/2016	10/14/2022	3,909	3,730	1,622
Gold Standard Baking, Inc.	Wholesale	8.5% (LIBOR +4.5%)	05/19/2015	04/23/2021	2,910	2,903	2,706
Golden West Packaging Group LLC	Forest Products & Paper	7.34% (LIBOR +5.25%)	02/09/2018	06/20/2023	4,872	4,849	4,878
Great Dane Merger Sub Inc	Services: Business	5.86% (LIBOR +3.75%)	05/02/2018	05/21/2025	3,000	2,985	3,015
Green Plains Inc	Chemicals, Plastics & Rubber	7.6% (LIBOR +5.5%)	08/18/2017	08/29/2023	1,418	1,406	1,439
Gruden Acquisition Inc.	Transportation: Cargo	7.83% (LIBOR +5.5%)	06/21/2017	08/18/2022	1,980	1,940	1,997
Gulf Finance, LLC	Energy: Oil & Gas	7.59% (LIBOR +5.25%)	08/17/2016	08/25/2023	1,884	1,843	1,635
Heartland Dental LLC (6)(14)	Services: Consumer	6.09% (LIBOR +3.75%)	04/19/2018	04/17/2025	196	(1)	(1)
Heartland Dental LLC	Services: Consumer	5.84% (LIBOR +3.75%)	04/19/2018	04/30/2025	1,304	1,298	1,299
Help/Systems Holdings, Inc.	Services: Business	5.84% (LIBOR +3.75%)	03/23/2018	03/28/2025	2,000	1,995	2,003
Higginbotham Insurance Agency, Inc.	Banking, Finance, Insurance & Real Estate	5.84% (LIBOR +3.75%)	12/14/2017	12/19/2024	4,975	4,952	4,913
Idera Inc	High Tech Industries	6.6% (LIBOR +4.5%)	06/27/2017	06/28/2024	2,344	2,323	2,376
Impala Private Holdings II LLC	Services: Business	6.1% (LIBOR +4%)	11/10/2017	11/14/2024	1,658	1,651	1,659
Infoblox Inc.	High Tech Industries	6.59% (LIBOR +4.5%)	11/03/2016	11/07/2023	2,147	2,107	2,169
Insurance Technologies	Banking, Finance, Insurance & Real Estate	8.39% (LIBOR +6.5%)	03/26/2015	12/15/2021	3,032	3,010	3,032
Insurance Technologies (12)(14)	Banking, Finance, Insurance & Real Estate	2.34% (LIBOR +0%)	03/26/2015	12/15/2021	137	(1)	—
International Textile Group Inc	Consumer goods: Durable	6.98% (LIBOR +5%)	04/20/2018	04/19/2024	1,000	995	1,007
Isagenix International LLC	Consumer goods: Non-Durable	8.08% (LIBOR +5.75%)	04/26/2018	04/26/2025	2,000	1,980	2,005
Kemet Corporation	High Tech Industries	8.09% (LIBOR +6%)	04/21/2017	04/26/2024	950	926	964
Kestra Financial, Inc.	Banking, Finance, Insurance & Real Estate	6.59% (LIBOR +4.5%)	06/10/2016	06/24/2022	3,920	3,881	3,910
KMG Chemicals Inc	Chemicals, Plastics & Rubber	4.84% (LIBOR +2.75%)	06/13/2017	06/15/2024	734	731	736
LifeScan Global Corp (13)	Healthcare & Pharmaceuticals	8.34% (LIBOR +6%)	06/19/2018	06/18/2024	2,250	2,183	2,188

Logan JV Loan Portfolio as of June 30, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
LSCS Holdings Inc. (9)	Healthcare & Pharmaceuticals	6.34% (LIBOR +4.25%)	03/09/2018	03/17/2025	544	427	430
LSCS Holdings Inc.	Healthcare & Pharmaceuticals	6.75% (LIBOR +4.25%)	03/09/2018	03/17/2025	2,171	2,160	2,171
Lyons Magnus Inc	Beverage, Food & Tobacco	5.59% (LIBOR +2.5%)	06/08/2018	11/11/2024	3,984	3,971	4,001
MAG DS Corp.	Aerospace & Defense	6.76% (LIBOR +4.75%)	06/01/2018	05/30/2025	3,000	2,970	2,993
Mavenir Systems Inc	Services: Business	8.03% (LIBOR +6%)	05/01/2018	05/01/2025	2,000	1,961	2,005
MCS Group Holdings LLC	Services: Business	7.08% (LIBOR +4.75%)	05/12/2017	05/20/2024	1,980	1,972	1,916
MDVIP Inc	Services: Business	6.34% (LIBOR +4.25%)	11/10/2017	11/14/2024	3,025	3,011	3,040
Merrill Communications LLC	Media: Advertising, Printing & Publishing	7.61% (LIBOR +5.25%)	05/29/2015	06/01/2022	1,750	1,744	1,772
Miller’s Ale House Inc	Beverage, Food & Tobacco	6.84% (LIBOR +4.75%)	05/24/2018	05/21/2025	2,400	2,388	2,403
Morphe, LLC	Consumer goods: Non-Durable	8.33% (LIBOR +6%)	02/21/2017	02/10/2023	2,813	2,780	2,813
Nasco Healthcare, Inc.	Healthcare & Pharmaceuticals	7.02% (LIBOR +4.5%)	07/13/2015	06/30/2021	4,513	4,501	4,467
New Insight Holdings Inc	Services: Business	7.86% (LIBOR +5.5%)	12/08/2017	12/20/2024	1,990	1,898	1,960
NextCare, Inc. (10)(14)	Healthcare & Pharmaceuticals	7.09% (LIBOR +4.75%)	02/13/2018	02/28/2023	588	(5)	(6)
NextCare, Inc.	Healthcare & Pharmaceuticals	6.84% (LIBOR +4.75%)	02/13/2018	02/28/2023	3,403	3,371	3,369
Northern Star Holdings Inc.	Services: Business	7.08% (LIBOR +4.75%)	03/28/2018	03/14/2025	4,239	4,219	4,245
Oak Point Partners, LLC	Banking, Finance, Insurance & Real Estate	7.09% (LIBOR +4.75%)	09/13/2017	09/13/2023	3,000	2,967	3,000
OB Hospitalist Group Inc	Healthcare & Pharmaceuticals	6.23% (LIBOR +4.25%)	08/08/2017	08/01/2024	2,364	2,354	2,376
Odyssey Logistics & Technology Corp	Transportation: Cargo	5.84% (LIBOR +3.75%)	10/06/2017	10/12/2024	1,990	1,980	2,002
OpenLink	High Tech Industries	7.33% (LIBOR +5%)	03/02/2018	03/21/2025	1,985	1,975	1,997
Output Services Group Inc	Services: Business	6.34% (LIBOR +4.25%)	03/26/2018	03/21/2024	3,721	3,703	3,759
Output Services Group Inc (8)(14)	Services: Business	6.59% (LIBOR +4.25%)	03/26/2018	03/31/2024	769	(4)	8
Park Place Technologies, LLC	Services: Business	6.09% (LIBOR +4%)	03/22/2018	03/22/2025	2,340	2,329	2,343
Ping Identity Corp	High Tech Industries	5.84% (LIBOR +3.75%)	01/23/2018	01/24/2025	1,500	1,493	1,503
Project Leopard Holdings Inc	High Tech Industries	6.09% (LIBOR +4%)	06/21/2017	07/07/2023	1,737	1,733	1,739
PSC Industrial Outsourcing, LP	Environmental Industries	5.84% (LIBOR +3.75%)	10/05/2017	10/11/2024	1,990	1,972	1,995
PT Holdings LLC	Wholesale	6.33% (LIBOR +4%)	12/04/2017	12/09/2024	—	—	—
Quidditch Acquisition Inc	Beverage, Food & Tobacco	9.09% (LIBOR +7%)	03/16/2018	03/21/2025	1,019	999	1,029

Logan JV Loan Portfolio as of June 30, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
Red Ventures LLC	Media: Diversified & Production	6.09% (LIBOR +4%)	10/18/2017	11/08/2024	2,481	2,459	2,497
SCS Holdings Inc	Services: Business	6.34% (LIBOR +4.25%)	11/20/2015	10/30/2022	1,751	1,741	1,758
Silverback Merger Sub Inc	High Tech Industries	5.58% (LIBOR +3.5%)	08/11/2017	08/21/2024	1,191	1,188	1,179
Sirva Worldwide, Inc.	Transportation: Cargo	8.86% (LIBOR +6.5%)	11/18/2016	11/22/2022	2,757	2,706	2,767
Situs Group Holdings Corporation	Banking, Finance, Insurance & Real Estate	6.59% (LIBOR +4.5%)	02/21/2018	02/27/2023	3,990	3,971	3,970
SMS Systems Maintenance Services Inc	Services: Business	7.09% (LIBOR +5%)	02/09/2017	10/30/2023	2,955	2,943	2,384
SoClean, Inc	Consumer goods: Non-Durable	8.31% (LIBOR +6%)	02/13/2018	12/20/2022	3,175	3,145	3,175
Standard Media Group LLC (13)	Media: Diversified & Production	6.34% (LIBOR +4%)	06/22/2018	06/19/2025	2,000	1,990	2,003
Starfish- V Merger Sub Inc	High Tech Industries	7.09% (LIBOR +5%)	08/11/2017	08/16/2024	1,241	1,230	1,246
STS Operating, Inc.	Services: Consumer	5.84% (LIBOR +3.75%)	04/27/2018	12/11/2024	1,496	1,493	1,497
TerraForm AP Acquisition Holdings LLC	Energy: Electricity	6.58% (LIBOR +4.25%)	10/11/2016	06/27/2022	809	809	812
ThoughtWorks, Inc.	High Tech Industries	6.09% (LIBOR +4%)	10/06/2017	10/11/2024	3,000	2,993	3,021
ThoughtWorks, Inc.	High Tech Industries	6.09% (LIBOR +4%)	04/19/2018	10/11/2024	571	569	574
ThoughtWorks, Inc. (7)(14)	High Tech Industries	6.34% (LIBOR +4%)	04/19/2018	10/12/2024	429	(2)	2
TKC Holdings Inc	Consumer goods: Durable	5.85% (LIBOR +3.75%)	06/08/2017	02/01/2023	296	295	296
TOMS Shoes LLC	Retail	7.59% (LIBOR +5.5%)	12/18/2014	10/30/2020	1,935	1,876	1,472
Tupelo Buyer Inc	Transportation: Consumer	5.81% (LIBOR +3.75%)	10/02/2017	10/07/2024	2,215	2,200	2,217
TV Borrower US LLC	High Tech Industries	7.08% (LIBOR +4.75%)	02/16/2017	02/22/2024	988	983	990
Uber Technologies, Inc.	Transportation: Consumer	6% (LIBOR +4%)	03/22/2018	04/04/2025	2,800	2,786	2,813
US Salt LLC	Chemicals, Plastics & Rubber	6.84% (LIBOR +4.75%)	11/30/2017	12/01/2023	2,993	2,965	2,992
US Shipping Corp	Utilities: Oil & Gas	6.34% (LIBOR +4.25%)	03/09/2016	06/26/2021	206	199	199
Utility One Source L.P.	Construction & Building	7.59% (LIBOR +5.5%)	04/07/2017	04/18/2023	990	982	1,016
Verdesian Life Sciences LLC	Chemicals, Plastics & Rubber	7.36% (LIBOR +5%)	12/09/2014	07/01/2020	2,061	1,924	1,988
Vertiv Group Corporation	Capital Equipment	6% (LIBOR +4%)	09/30/2015	11/30/2023	1,504	1,468	1,497
Viewpoint Inc	High Tech Industries	6.55% (LIBOR +4.25%)	07/18/2017	07/19/2024	993	988	997
Vistage Worldwide, Inc.	Services: Business	6.05% (LIBOR +4%)	02/06/2018	02/10/2025	2,514	2,508	2,523
Weight Watchers International, Inc.	Beverage, Food & Tobacco	7.06% (LIBOR +4.75%)	11/20/2017	11/29/2024	2,633	2,584	2,668

Logan JV Loan Portfolio as of June 30, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
Wirepath Home Systems LLC	Services: Consumer	6.83% (LIBOR +4.5%)	07/31/2017	08/05/2024	2,978	2,964	2,994
Women’s Care Florida LLP	Healthcare & Pharmaceuticals	6.59% (LIBOR +4.5%)	08/18/2017	09/29/2023	4,975	4,953	4,969
Yak Access LLC (13)	Construction & Building	7.34% (LIBOR +5%)	06/29/2018	06/13/2025	3,000	2,910	2,910
Zenith Merger Sub, Inc.	Services: Business	7.83% (LIBOR +5.5%)	12/22/2017	12/13/2023	2,985	2,958	2,970

Total United States of America						$264,140	$260,500

Total Senior Secured First Lien Term Loans						$274,804	$271,367

Second Lien Term Loans
Luxembourg
Lully Finance S.a.r.l.	Telecommunications	10.59% (LIBOR +8.5%)	07/31/2015	10/16/2023	1,000	$993	$998

Total Luxembourg						$993	$998

United States of America
ABG Intermediate Holdings 2 LLC	Consumer goods: Non-Durable	9.84% (LIBOR +7.75%)	09/26/2017	09/29/2025	2,333	$2,317	$2,339
BJ’s Wholesale Club, Inc.	Beverage, Food & Tobacco	9.53% (LIBOR +7.5%)	01/27/2017	02/03/2025	—	—	—
CH Hold Corp	Automotive	9.34% (LIBOR +7.25%)	01/26/2017	02/03/2025	1,000	996	1,016
Constellis Holdings, LLC	Aerospace & Defense	11.33% (LIBOR +9%)	04/18/2017	04/21/2025	1,000	987	1,012
DigiCert, Inc.	Services: Business	10.09% (LIBOR +8%)	09/20/2017	10/31/2025	750	747	734
DiversiTech Holdings Inc	Capital Equipment	9.84% (LIBOR +7.5%)	05/18/2017	06/02/2025	2,000	1,983	2,030
Gruden Acquisition Inc.	Transportation: Cargo	10.83% (LIBOR +8.5%)	07/31/2015	08/18/2023	500	484	503
Midwest Physician Administrative Services, LLC	Healthcare & Pharmaceuticals	9.09% (LIBOR +7%)	08/11/2017	08/15/2025	979	970	984
NextCare, Inc.	Healthcare & Pharmaceuticals	10.84% (LIBOR +8.75%)	02/13/2018	08/28/2023	1,000	986	985
NN Inc.	Automotive	10.03% (LIBOR +8%)	05/03/2018	04/19/2023	3,000	2,941	2,985
Optiv Security Inc	Services: Business	9.31% (LIBOR +7.25%)	01/19/2017	01/31/2025	1,500	1,494	1,456
Park Place Technologies, LLC	Services: Business	10.09% (LIBOR +8%)	03/22/2018	03/29/2026	700	693	702
Pathway Partners Vet Management	Healthcare & Pharmaceuticals	10.09% (LIBOR +8%)	10/04/2017	10/10/2025	1,899	1,882	1,890
Pathway Partners Vet Management	Healthcare & Pharmaceuticals	10.09% (LIBOR +8%)	10/04/2017	10/10/2025	101	100	100
Red Ventures LLC	Media: Diversified & Production	10.09% (LIBOR +8%)	10/18/2017	11/08/2025	497	490	507
SESAC Holdco II LLC	Media: Diversified & Production	9.34% (LIBOR +7.25%)	02/13/2017	02/24/2025	1,000	992	994

Logan JV Loan Portfolio as of June 30, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
TKC Holdings Inc	Consumer goods: Durable	10.1% (LIBOR +8%)	01/31/2017	02/01/2024	1,850	1,837	1,856
TV Borrower US LLC	High Tech Industries	10.58% (LIBOR +8.25%)	02/16/2017	02/22/2025	1,000	987	990
Viewpoint Inc	High Tech Industries	12.25% (LIBOR +8.25%)	07/18/2017	07/21/2025	1,000	991	1,005
Wash Multifamily Laundry Systems, LLC.	Services: Consumer	9.09% (LIBOR +7%)	05/04/2015	05/15/2023	425	424	413
Wash Multifamily Laundry Systems, LLC.	Services: Consumer	9.09% (LIBOR +7%)	05/04/2015	05/12/2023	75	74	72
Total United States of America						$22,375	$22,573

Total Second Lien Term Loans						$23,368	$23,571

Total Investments						$298,172	$294,938

Cash and cash equivalents
Dreyfus Government Cash Management Fund						29,356	29,356
Other cash accounts						53	53

Total Cash and cash equivalents						$29,409	$29,409

(1)	Variable interest rates indexed to 30-day, 60-day, 90-day or 180-day LIBOR rates, at the borrower’s option. LIBOR rates are subject to interest rate floors.
(2)	Represents fair value in accordance with ASC Topic 820.
(3)

Represents a delayed draw commitment of $613,171, of which $543,250 was unfunded as of June 30, 2018. Unfunded amounts of a delayed draw position have a lower rate than the contractual fully funded rate. Issuer pays 2.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

(4)	Represents a delayed draw commitment of $260,664, which was unfunded as of June 30, 2018. Issuer does not pay unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(5)	Represents a delayed draw commitment of $1,538,462, which was unfunded as of June 30, 2018. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(6)	Represents a delayed draw commitment of $195,652, which was unfunded as of June 30, 2018. Issuer pays 1.875% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(7)	Represents a delayed draw commitment of $428,571, which was unfunded as of June 30, 2018. Issuer pays 2.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(8)	Represents a delayed draw commitment of $769,231, which was unfunded as of June 30, 2018. Issuer pays 4.25% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(9)

Represents a delayed draw commitment of $544,000, of which $114,240 was unfunded as of June 30, 2018. Unfunded amounts of a delayed draw position have a lower rate than the contractual fully funded rate. Issuer pays 4.25% unfunded commitment fee on delayed dray term loan and/or revolving loan facilities.

(10)	Represents a delayed draw commitment of $588,235, which was unfunded as of June 30, 2018. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

Logan JV Loan Portfolio as of June 30, 2018

(dollar amounts in thousands)

(11)

Represents a delayed draw commitment of $690,373, of which $276,923 was unfunded as of June 30, 2018. Unfunded amounts of a delayed draw position have a lower rate than the contractual fully funded rate. Issuer pays 4.50% unfunded commitment fee on delayed dray term loan and/or revolving loan facilities.

(12)	Represents a delayed draw commitment of $136,964, which was unfunded as of June 30, 2018. Issuer pays 0.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(13)	Unsettled trade that interest will start to accrue on when the trade settles. 3 month Libor as of June 30, 2018 is shown to reflect possible projected interest rate.
(14)	Unfunded amount will start to accrue interest when the position is funded. 3 month Libor as of June 30, 2018 is shown to reflect possible projected interest rate.

Logan JV Loan Portfolio as of December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
Senior Secured First Lien Term Loans
Canada
Can Am Construction Inc	Construction & Building	7.07% (LIBOR +5.5%)	06/29/2017	07/01/2024	1,194	$1,160	$1,206
Parq Holdings LP	Hotel, Gaming & Leisure	9.19% (LIBOR +7.5%)	12/05/2014	12/17/2020	998	$989	$1,005
PNI Canada Acquireco Corp	High Tech Industries	7.32% (LIBOR +5.75%)	08/23/2017	09/21/2022	1,820	$1,717	$1,764

Total Canada						$3,866	$3,975

Cayman Islands
Lindblad Maritime	Hotel, Gaming & Leisure	6.34% (LIBOR +4.5%)	06/23/2015	05/08/2021	334	$336	$337

Total Cayman Islands						$336	$337

Denmark
Rhodia Acetow	Construction & Building	7.19% (LIBOR +5.5%)	04/21/2017	05/31/2023	995	$982	$999

Total Denmark						$982	$999

Luxembourg
AMS FinCo SARL	Services: Business	7.07% (LIBOR +5.5%)	05/17/2017	05/27/2024	2,488	$2,465	$2,512

Total Luxembourg						$2,465	$2,512

United States of America
1A Smart Start LLC	Services: Consumer	6.19% (LIBOR +4.5%)	03/20/2017	02/21/2022	1,593	$1,588	$1,586
1A Smart Start LLC	Services: Consumer	6.44% (LIBOR +4.75%)	08/28/2015	02/21/2022	2,450	$2,434	$2,450
A Place for Mom Inc	Services: Consumer	5.69% (LIBOR +4%)	07/28/2017	08/10/2024	3,990	$3,971	$4,002
Advanced Integration Technology LP	Aerospace & Defense	6.32% (LIBOR +4.75%)	07/15/2016	04/03/2023	1,975	$1,958	$1,990
AgroFresh Inc.	Services: Business	6.44% (LIBOR +4.75%)	12/01/2015	07/31/2021	1,955	$1,946	$1,935
Air Medical Group Holdings Inc	Healthcare & Pharmaceuticals	4.25% (LIBOR +4.25%)	09/26/2017	09/25/2024	2,250	$2,233	$2,259
Alpha Media LLC	Media: Broadcasting & Subscription	7.42% (LIBOR +6%)	02/24/2016	02/25/2022	3,299	$3,184	$3,159
American Sportsman Holdings Co	Retail	6.569% (LIBOR +5%)	11/22/2016	09/25/2024	3,990	$3,938	$3,985
Ansira Holdings, Inc. (3)	Media: Advertising, Printing & Publishing	8.19% (LIBOR +6.5%)	12/20/2016	12/20/2022	254	$138	$139
Ansira Holdings, Inc.	Media: Advertising, Printing & Publishing	8.19% (LIBOR +6.5%)	12/20/2016	12/20/2022	1,728	$1,714	$1,719
AP Gaming I LLC	Hotel, Gaming & Leisure	7.07% (LIBOR +5.5%)	06/06/2017	02/15/2024	2,488	$2,482	$2,517
APC Aftermarket	Automotive	6.41% (LIBOR +5%)	05/09/2017	05/10/2024	498	$488	$492
Aptean, Inc.	Services: Business	5.95% (LIBOR +4.25%)	12/15/2017	12/20/2022	1,985	$1,967	$2,004
Avaya Inc	Telecommunications	6.23% (LIBOR +4.75%)	11/09/2017	12/15/2024	2,614	$2,586	$2,577

Logan JV Loan Portfolio as of December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
Barbri Inc	Media: Diversified & Production	5.73% (LIBOR +4.25%)	12/01/2017	11/21/2023	3,500	$3,483	$3,500
Beasley Mezzanine Holdings LLC	Media: Broadcasting & Subscription	5.49% (LIBOR +4%)	11/17/2017	11/15/2023	3,033	$3,018	$3,064
Big Ass Fans LLC	Services: Business	5.94% (LIBOR +4.25%)	11/07/2017	05/21/2024	2,500	$2,488	$2,511
Big River Steel LLC	Metals & Mining	6.69% (LIBOR +5%)	08/15/2017	08/23/2023	1,995	$1,976	$2,017
Birch Communications, Inc.	Telecommunications	8.6% (LIBOR +7.25%)	12/05/2014	07/17/2020	1,289	$1,280	$1,234
Brand Energy & Infrastructure Services, Inc.	Services: Business	5.63% (LIBOR +4.25%)	06/16/2017	06/21/2024	2,985	$2,957	$3,000
Clear Balance Holdings, LLC	Banking, Finance, Insurance & Real Estate	7.44% (LIBOR +5.75%)	07/07/2015	06/30/2020	4,988	$4,976	$4,938
Commercial Barge Line Co	Transportation: Cargo	10.32% (LIBOR +8.75%)	11/06/2015	11/12/2020	1,369	$1,330	$800
Constellis Holdings, LLC	Aerospace & Defense	6.69% (LIBOR +5%)	04/18/2017	04/21/2024	1,990	$1,972	$2,014
ConvergeOne Holdings Corp.	Telecommunications	6.45% (LIBOR +4.75%)	06/15/2017	06/20/2024	1,990	$1,972	$1,997
Conyers Park Parent Merger Sub Inc	Retail	5.39% (LIBOR +4%)	06/21/2017	07/07/2024	1,995	$1,986	$2,012
Country Fresh Holdings, LLC	Beverage, Food & Tobacco	6.69% (LIBOR +5%)	07/14/2017	03/31/2023	4,874	$4,829	$4,825
Covenant Surgical Partners Inc (5)	Healthcare & Pharmaceuticals	6.13% (LIBOR +4.75%)	09/29/2017	09/28/2024	692	$126	$133
Covenant Surgical Partners Inc	Healthcare & Pharmaceuticals	6.09% (LIBOR +4.75%)	09/29/2017	10/04/2024	2,308	$2,302	$2,325
CPI Acquisition, Inc.	Services: Consumer	5.96% (LIBOR +4.5%)	08/14/2015	08/17/2022	4,187	$4,084	$3,057
CryoLife Inc	Healthcare & Pharmaceuticals	5.36% (LIBOR +4%)	11/15/2017	12/02/2024	2,000	$1,990	$2,020
CT Technologies Intermediate Holdings, Inc	Healthcare & Pharmaceuticals	5.82% (LIBOR +4.25%)	02/11/2015	12/01/2021	1,940	$1,946	$1,939
Cvent, Inc.	Services: Business	5.32% (LIBOR +3.75%)	06/16/2016	11/29/2024	1,990	$1,972	$1,995
Deerfield Holdings Corp	Banking, Finance, Insurance & Real Estate	3.25% (LIBOR +3.25%)	12/06/2017	12/06/2024	250	$249	$251
DigiCert, Inc.	Services: Business	6.13% (LIBOR +4.75%)	09/20/2017	10/31/2024	1,000	$995	$1,014
DXP Enterprises, Inc.	Energy: Oil & Gas	7.07% (LIBOR +5.5%)	08/16/2017	08/29/2023	1,496	$1,482	$1,511
EmployBridge Holding Co.	Services: Business	8.19% (LIBOR +6.5%)	02/04/2015	05/15/2020	2,912	$2,907	$2,844
EnergySolutions, LLC	Environmental Industries	6.45% (LIBOR +4.75%)	07/28/2017	05/29/2020	3,727	$3,774	$3,783
Evo Payments International, LLC	Services: Business	5.57% (LIBOR +4%)	12/08/2016	12/22/2023	2,620	$2,598	$2,646
Fairmount Santrol Holdings Inc.	Metals & Mining	7.69% (LIBOR +6%)	10/27/2017	11/01/2022	2,000	$1,971	$2,028
Freedom Mortgage Corporation	Banking, Finance, Insurance & Real Estate	6.96% (LIBOR +5.5%)	02/17/2017	02/23/2022	2,956	$2,948	$3,002
FullBeauty Brands LP	Retail	6.32% (LIBOR +4.75%)	03/08/2016	10/14/2022	3,929	$3,729	$2,325

Logan JV Loan Portfolio as of December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
Gold Standard Baking, Inc.	Wholesale	6.25% (LIBOR +4.5%)	05/19/2015	04/23/2021	2,925	$2,917	$2,918
Green Plains Inc	Chemicals, Plastics & Rubber	7.07% (LIBOR +5.5%)	08/18/2017	08/29/2023	1,425	$1,411	$1,439
Gruden Acquisition Inc.	Transportation: Cargo	7.19% (LIBOR +5.5%)	06/21/2017	08/18/2022	1,990	$1,945	$1,998
Gulf Finance, LLC	Energy: Oil & Gas	6.95% (LIBOR +5.25%)	08/17/2016	08/25/2023	1,946	$1,899	$1,756
Heartland Dental LLC	Services: Consumer	6.45% (LIBOR +4.75%)	07/28/2017	07/31/2023	1,000	$995	$1,015
Higginbotham Insurance Agency, Inc.	Banking, Finance, Insurance & Real Estate	3.75% (LIBOR +3.75%)	12/14/2017	11/30/2024	5,000	$4,975	$5,013
Idera Inc	High Tech Industries	6.57% (LIBOR +5%)	06/27/2017	06/28/2024	2,356	$2,334	$2,358
Impala Private Holdings II LLC	Services: Business	5.7% (LIBOR +4%)	11/10/2017	11/14/2024	1,667	$1,658	$1,661
Infoblox Inc.	High Tech Industries	6.57% (LIBOR +5%)	11/03/2016	11/07/2023	2,205	$2,168	$2,221
Insurance Technologies	Banking, Finance, Insurance & Real Estate	7.74% (LIBOR +6.5%)	03/26/2015	12/15/2021	3,406	$3,377	$3,406
Insurance Technologies(4)	Banking, Finance, Insurance & Real Estate	0.5% (LIBOR +0.5%)	03/26/2015	12/15/2021	137	$(1)	$—
Jackson Hewitt Tax Service Inc	Services: Consumer	8.38% (LIBOR +7%)	07/24/2015	07/30/2020	931	$921	$923
Kemet Corporation	High Tech Industries	7.57% (LIBOR +6%)	04/21/2017	04/26/2024	975	$948	$986
Kestra Financial, Inc.	Banking, Finance, Insurance & Real Estate	6.94% (LIBOR +5.25%)	06/10/2016	06/24/2022	3,940	$3,896	$3,940
KMG Chemicals Inc	Chemicals, Plastics & Rubber	4.32% (LIBOR +2.75%)	06/13/2017	06/15/2024	809	$805	$813
Lindblad Expeditions Inc	Hotel, Gaming & Leisure	6.34% (LIBOR +4.5%)	06/23/2015	05/08/2021	2,591	$2,600	$2,610
Lyons Magnus Inc aka	Consumer goods: Non-Durable	5.68% (LIBOR +4.25%)	11/03/2017	11/11/2024	2,500	$2,488	$2,527
Margaritaville Holdings LLC	Beverage, Food & Tobacco	7.46% (LIBOR +6%)	03/12/2015	03/12/2021	4,177	$4,155	$4,177
MCS Group Holdings LLC	Services: Business	6.25% (LIBOR +4.75%)	05/12/2017	05/20/2024	1,990	$1,981	$2,005
MDVIP Inc	Services: Business	5.66% (LIBOR +4.25%)	11/10/2017	11/14/2024	3,040	$3,025	$3,048
Merrill Communications LLC	Media: Advertising, Printing & Publishing	6.63% (LIBOR +5.25%)	05/29/2015	06/01/2022	1,750	$1,743	$1,765
Meter Readings Holding, LLC	Utilities: Electric	7.23% (LIBOR +5.75%)	08/17/2016	08/29/2023	2,967	$2,941	$2,982
Morphe, LLC	Retail	7.69% (LIBOR +6%)	02/21/2017	02/10/2023	2,888	$2,850	$2,873
Nasco Healthcare, Inc.	Healthcare & Pharmaceuticals	6.07% (LIBOR +4.5%)	07/13/2015	06/30/2021	4,536	$4,523	$4,513
New Insight Holdings Inc	Services: Business	7.13% (LIBOR +5.5%)	12/08/2017	12/20/2024	2,000	$1,900	$1,918
NextCare, Inc.	Healthcare & Pharmaceuticals	7.57% (LIBOR +6%)	08/21/2015	07/31/2018	2,919	$2,916	$2,919

Logan JV Loan Portfolio as of December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
Oak Point Partners, LLC	Banking, Finance, Insurance & Real Estate	7.32% (LIBOR +5.75%)	09/13/2017	09/13/2023	3,000	$2,964	$2,978
OB Hospitalist Group Inc	Healthcare & Pharmaceuticals	5.61% (LIBOR +4.25%)	08/08/2017	08/01/2024	2,400	$2,389	$2,424
Odyssey Logistics & Technology Corp	Transportation: Cargo	5.82% (LIBOR +4.25%)	10/06/2017	10/12/2024	2,000	$1,990	$2,010
Pre-Paid Legal Services, Inc	Services: Business	6.82% (LIBOR +5.25%)	05/21/2015	07/01/2019	828	$826	$831
Project Leopard Holdings Inc	High Tech Industries	7.19% (LIBOR +5.5%)	06/21/2017	07/07/2023	1,746	$1,742	$1,760
PSC Industrial Outsourcing, LP	Environmental Industries	5.71% (LIBOR +4.25%)	10/05/2017	10/11/2024	2,000	$1,981	$2,030
PT Holdings LLC	Wholesale	5.57% (LIBOR +4%)	12/04/2017	12/09/2024	3,000	$2,985	$3,018
Quest Software	High Tech Industries	6.92% (LIBOR +5.5%)	11/09/2017	10/31/2022	2,725	$2,706	$2,773
Red Ventures LLC	Media: Diversified & Production	4.25% (LIBOR +4%)	10/18/2017	11/08/2024	2,494	$2,470	$2,495
Riverbed Technology, Inc.	High Tech Industries	4.82% (LIBOR +3.25%)	02/25/2015	04/24/2022	966	$962	$953
SCS Holdings Inc	Services: Business	5.82% (LIBOR +4.25%)	11/20/2015	10/30/2022	1,807	$1,796	$1,821
Silverback Merger Sub Inc	High Tech Industries	5.44% (LIBOR +4%)	08/11/2017	08/21/2024	1,197	$1,194	$1,210
Sirva Worldwide, Inc.	Transportation: Cargo	7.99% (LIBOR +6.5%)	11/18/2016	11/22/2022	2,878	$2,818	$2,906
SMS Systems Maintenance Services Inc	Services: Business	6.57% (LIBOR +5%)	02/09/2017	10/30/2023	2,970	$2,957	$2,554
Starfish- V Merger Sub Inc	High Tech Industries	6.69% (LIBOR +5%)	08/11/2017	08/16/2024	1,247	$1,235	$1,220
TerraForm AP Acquisition Holdings LLC	Energy: Electricity	5.94% (LIBOR +4.25%)	10/11/2016	06/27/2022	868	$868	$873
Thoughtworks, Inc.	High Tech Industries	6.07% (LIBOR +4.5%)	10/06/2017	10/11/2024	3,000	$2,993	$3,008
TKC Holdings Inc	Consumer goods: Durable	5.67% (LIBOR +4.25%)	06/08/2017	02/01/2023	298	$296	$300
TOMS Shoes LLC	Retail	6.98% (LIBOR +5.5%)	12/18/2014	10/30/2020	1,945	$1,873	$1,157
Tupelo Buyer Inc	Transportation: Consumer	5.64% (LIBOR +4.25%)	10/02/2017	10/07/2024	1,600	$1,585	$1,618
TV Borrower US LLC	High Tech Industries	6.44% (LIBOR +4.75%)	02/16/2017	02/22/2024	993	$988	$998
US Renal Care Inc	Healthcare & Pharmaceuticals	5.94% (LIBOR +4.25%)	11/17/2015	12/30/2022	1,960	$1,946	$1,936
US Salt LLC	Chemicals, Plastics & Rubber	4.75% (LIBOR +4.75%)	11/30/2017	12/01/2023	3,000	$2,970	$3,000
US Shipping Corp	Utilities: Oil & Gas	5.82% (LIBOR +4.25%)	03/09/2016	06/26/2021	211	$203	$189
Utility One Source L.P.	Construction & Building	7.07% (LIBOR +5.5%)	04/07/2017	04/18/2023	995	$986	$1,019
Verdesian Life Sciences LLC	Chemicals, Plastics & Rubber	6.38% (LIBOR +5%)	12/09/2014	07/01/2020	2,119	$1,944	$1,907
Vertiv Group Corporation	Capital Equipment	5.35% (LIBOR +4%)	09/30/2016	11/30/2023	1,504	$1,465	$1,505

Logan JV Loan Portfolio as of December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
Viewpoint Inc	High Tech Industries	5.94% (LIBOR +4.25%)	07/18/2017	07/19/2024	998	$993	$1,002
Weight Watchers International, Inc.	Beverage, Food & Tobacco	6.23% (LIBOR +4.75%)	11/20/2017	11/29/2024	2,700	$2,647	$2,721
Wirepath Home Systems LLC	Services: Business	6.87% (LIBOR +5.25%)	07/31/2017	08/05/2024	2,993	$2,978	$3,034
Women’s Care Florida LLP	Healthcare & Pharmaceuticals	6.07% (LIBOR +4.5%)	08/18/2017	09/29/2023	5,000	$4,976	$4,994
Zenith Merger Sub, Inc.	Services: Business	7.06% (LIBOR +5.5%)	12/22/2017	12/13/2023	3,000	$2,970	$2,970
Zest Holdings LLC	Healthcare & Pharmaceuticals	5.82% (LIBOR +4.25%)	04/13/2017	08/16/2023	1,985	$1,981	$2,006

Total United States of America						$223,014	$220,603

Total Senior Secured First Lien Term Loans						$230,663	$228,426
Second Lien Term Loans
Luxembourg
Lully Finance S.a.r.l.	Telecommunications	10.069% (LIBOR +8.5%)	07/31/2015	10/16/2023	1,000	$993	$985

Total Luxembourg						$993	$985

United States of America
ABG Intermediate Holdings 2 LLC	Consumer goods: Durable	9.44% (LIBOR +7.75%)	09/26/2017	09/29/2025	2,333	$2,316	$2,368
BJ’s Wholesale Club, Inc.	Beverage, Food & Tobacco	8.95% (LIBOR +7.5%)	01/27/2017	02/03/2025	3,000	2,987	2,939
CH Hold Corp	Automotive	8.82% (LIBOR +7.25%)	01/26/2017	02/03/2025	1,000	996	1,023
Constellis Holdings, LLC	Aerospace & Defense	10.69% (LIBOR +9%)	04/18/2017	04/21/2025	1,000	986	1,003
DigiCert, Inc.	Services: Business	9.38% (LIBOR +8%)	09/20/2017	10/31/2025	750	746	756
DiversiTech Holdings Inc	Capital Equipment	9.2% (LIBOR +7.5%)	05/18/2017	06/02/2025	2,000	1,981	2,025
Gruden Acquisition Inc.	Transportation: Cargo	10.19% (LIBOR +8.5%)	07/31/2015	08/18/2023	500	482	499
Midwest Physician Administrative Services, LLC	Healthcare & Pharmaceuticals	8.42% (LIBOR +7%)	08/11/2017	08/15/2025	1,000	990	1,006
Optiv Security Inc	Services: Business	8.63% (LIBOR +7.25%)	01/19/2017	01/31/2025	1,500	1,493	1,352
Pathway Partners Vet Management	Healthcare & Pharmaceuticals	9.57% (LIBOR +8%)	10/04/2017	10/10/2025	1,389	1,375	1,382
Pathway Partners Vet Management (6)	Healthcare & Pharmaceuticals	8% (LIBOR +8%)	10/04/2017	10/10/2025	611	(6)	(3)
Red Ventures LLC	Media: Diversified & Production	9.57% (LIBOR +8%)	10/18/2017	11/08/2025	544	536	545
SESAC Holdco II LLC	Media: Diversified & Production	8.73% (LIBOR +7.25%)	02/13/2017	02/24/2025	1,000	991	986
TKC Holdings Inc	Consumer goods: Durable	9.42% (LIBOR +8%)	01/31/2017	02/01/2024	1,850	1,836	1,864

Logan JV Loan Portfolio as of December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
TV Borrower US LLC	High Tech Industries	9.94% (LIBOR +8.25%)	02/16/2017	02/22/2025	1,000	987	995
Viewpoint Inc	High Tech Industries	9.94% (LIBOR +8.25%)	07/18/2017	07/21/2025	1,000	991	998
Wash Multifamily Laundry Systems, LLC.	Services: Consumer	8.57% (LIBOR +7%)	05/04/2015	05/15/2023	425	423	423
Wash Multifamily Laundry Systems, LLC.	Services: Consumer	8.57% (LIBOR +7%)	05/04/2015	05/12/2023	75	74	74
Total United States of America						$20,184	$20,235

Total Second Lien Term Loans						$21,177	$21,220

Equity Investments
United States of America
Avaya Inc	Telecommunications		12/15/2017		870	870	754
Total United States of America						$870	$754

Total Equity Investments						$870	$754

Total Investments						$252,710	$250,400

Cash and cash equivalents
Dreyfus Government Cash Management Fund						10,023	10,023
Other cash accounts						614	614

Total Cash and cash equivalents						$10,637	$10,637

(1)	Variable interest rates indexed to 30-day, 60-day, 90-day or 180-day LIBOR rates, at the borrower’s option. LIBOR rates are subject to interest rate floors.
(2)	Represents fair value in accordance with ASC Topic 820.
(3)	Represents a delayed draw commitment of $113, which was unfunded as of December 31, 2017.
(4)	Represents a delayed draw commitment of $137, which was unfunded as of December 31, 2017.
(5)	Represents a delayed draw commitment of $565, which was unfunded as of December 31, 2017.
(6)	Represents a delayed draw commitment of $611, which was unfunded as of December 31, 2017.

Below is certain summarized financial information for Logan JV as of June 30, 2018 and December 31, 2017 and for the three and six months ended June 30, 2018 and 2017:

Selected Balance Sheet Information

	As of June 30, 2018	As of December 31, 2017
	(Dollars in thousands)	(Dollars in thousands)
Assets:
Investments at fair value (cost of $298,172 and $252,710, respectively)	$294,938	$250,400
Capital contributions receivable	1,000	—
Cash	29,409	10,637
Other assets	4,534	9,605

Total assets	$329,881	$270,642

Liabilities:
Loans payable reported net of unamortized debt issuance costs	$213,161	$168,110
Payable for investments purchased	8,625	15,616
Distribution payable	3,270	3,300
Other liabilities	2,334	1,854

Total liabilities	$227,390	$188,880

Members’ capital	$102,491	$81,762

Total liabilities and members’ capital	$329,881	$270,642

Selected Statement of Operations Information

	For the three months ended June 30, 2018	For the three months ended June 30, 2017	For the six months ended June 30, 2018	For the six months ended June 30, 2017
	(Dollars in thousands)	(Dollars in thousands)	(Dollars in thousands)	(Dollars in thousands)
Interest income	$5,458	$4,067	$9,963	$8,159
Fee income	49	97	108	224

Total revenues	5,507	4,164	10,071	8,383
Credit facility expenses (1)	2,690	1,479	4,488	2,854
Other fees and expenses	89	115	208	191

Total expenses	2,779	1,594	4,696	3,045

Net investment income	2,728	2,570	5,375	5,338
Net realized gains	220	204	279	431
Net change in unrealized appreciation (depreciation) on investments	(2,068)	(1,851)	(925)	(1,704)

Net increase in members’ capital from operations	$880	$923	$4,729	$4,065

(1)

As of June 30, 2018, Logan JV had $215,555 of outstanding debt under its credit facility with an effective interest rate of 4.63% per annum. As of December 31, 2017, Logan JV had $169,632 of outstanding debt under its credit facility with an effective interest rate of 3.92% per annum.

Investment in Tax Receivable Agreement Payment Rights

In June 2012, we invested in a tax receivable agreement, or TRA, that entitles us to certain payment rights, or TRA Payment Rights, from Duff & Phelps Corporation, or Duff & Phelps. The TRA transfers the economic value of certain tax deductions, or tax benefits, taken by Duff & Phelps to us and entitles us to a stream of payments to be received. The TRA payment right is, in effect, a subordinated claim on the issuing company which can be valued based on the credit risk of the issuer, which includes projected future earnings, the liquidity of the underlying payment right, risk of tax law changes, the effective tax rate and any other factors which might impact the value of the payment right.

Through the TRA, we are entitled to receive an annual tax benefit payment based upon 85% of the savings from certain deductions along with interest. The payments that we are entitled to receive result from cash savings, if any, in U.S. federal, state or local income tax that Duff & Phelps realizes (i) from the tax savings derived from the goodwill and other intangibles created in connection with the Duff & Phelps initial public offering and (ii) from other income tax deductions. These tax benefit payments will continue until the relevant deductions are fully utilized, which was projected to be 16 years from the initial investment date. Pursuant to the TRA, we maintain the right to enforce Duff & Phelps payment obligations as a transferee of the TRA contract. If Duff & Phelps chooses to pre-pay and terminate the TRA, we will be entitled to the present value of the expected future TRA payments. If Duff & Phelps breaches any material obligation then all obligations are accelerated and calculated as if an early termination occurred. Failure to make a payment is a breach of a material obligation if the failure occurs for more than three months.

The projected annual tax benefit payment is accrued on a quarterly basis and paid annually. The payment is allocated between a reduction in the cost basis of the investment and interest income based upon an amortization schedule. Based upon the characteristics of the investment, we have chosen to categorize the investment in the TRA payment rights as an investment in payment rights.

For the three months ended June 30, 2018 and 2017, we recognized interest income totaling $0.4 million and $0.5 million, respectively, related to the TRA. For the six months ended June 30, 2018 and 2017, we recognized interest income totaling $0.7 million and $1.0 million, respectively, related to the TRA.

Asset Quality

We employ the use of board observation and information rights, regular dialogue with company management and sponsors, and detailed internally generated monitoring reports to actively monitor performance. Additionally, THL Credit has developed a monitoring template that promotes compliance with these standards and that is used as a tool to assess investment performance relative to plan.

As part of the monitoring process, the Advisor assesses the risk profile of each of our investments and assigns each portfolio investment a score of a 1, 2, 3, 4 or 5.

The investment performance scores, or IPS, are as follows:

1—The portfolio investment is performing above our underwriting expectations.

2—The portfolio investment is performing as expected at the time of underwriting. All new investments are initially scored a 2.

3—The portfolio investment is operating below our underwriting expectations and requires closer monitoring. The company may be out of compliance with financial covenants, however, principal or interest payments are generally not past due.

4—The portfolio investment is performing materially below our underwriting expectations and returns on our investment are likely to be impaired. Principal or interest payments may be past due, however, full recovery of principal and interest payments are expected.

5—The portfolio investment is performing substantially below expectations and the risk of the investment has increased substantially. The company is in payment default and the principal and interest payments are not expected to be repaid in full.

For purposes of clarity, underwriting as referenced herein may be redetermined after the initial investment as a result of a transformative credit event or other material event whereby such initial underwriting is deemed by the Advisor to be no longer appropriate for the purpose of assessing investment performance relative to plan. For any investment receiving a score of a 3 or lower THL Credit Advisors will increase their level of focus and prepare regular updates for the investment committee summarizing current operating results, material impending events and recommended actions.

The Advisor monitors and, when appropriate, changes the investment scores assigned to each investment in our portfolio. In connection with our investment valuation process, the Advisor and board of directors review these investment scores on a quarterly basis. Our average investment score was 2.10 and 2.24 at June 30, 2018 and December 31, 2017, respectively. The following is a distribution of the investment scores of our portfolio companies at June 30, 2018 and December 31, 2017 (in millions):

	June 30, 2018				December 31, 2017
Investment Score	Amortized Cost	% of Total Portfolio based on Amortized Cost	Fair Value	% of Total Portfolio based on FV	Amortized Cost	% of Total Portfolio based on Amortized Cost	Fair Value	% of Total Portfolio based on FV
1 (a)	$97.4	17.3%	$102.0	18.2%	$63.1	9.9%	$69.4	11.4%
2 (b)	302.5	53.6%	311.2	55.8%	436.1	68.1%	437.9	71.9%
3 (c)	141.6	25.1%	123.8	22.1%	69.4	10.8%	60.7	10.0%
4 (d)	—	0.0%	—	0.0%	28.4	4.4%	20.0	3.3%
5 (e)	22.8	4.0%	22.0	3.9%	43.4	6.8%	20.7	3.4%

Total	$564.3	100.0%	$559.0	100.0%	640.4	100.0%	608.7	100.0%

(a)	As of June 30, 2018 and December 31, 2017, Investment Score “1” included $6.2 million and $0.0 million, respectively, of loans to companies in which we also hold equity securities.
(b)	As of June 30, 2018 and December 31, 2017, Investment Score “2” included $111.8 million and $147.3 million, respectively, of loans to companies in which we also hold equity securities.
(c)	As of June 30, 2018 and December 31, 2017, Investment Score “3” included $52.9 million and $48.9 million, respectively, of loans to companies in which we also hold equity securities.
(d)	As of June 30, 2018 and December 31, 2017, Investment Score “4” included no loans to companies in which we also hold equity securities.
(e)	As of June 30, 2018 and December 31, 2017, Investment Score “5” included $13.0 million and $12.6, respectively, of loans to companies in which we also hold equity securities.

Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or when it is no longer probable that principal or interest will be collected. However, we may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. As of June 30, 2018, we had loans on non-accrual status with an amortized cost basis of $9.7 million and fair value of $4.0 million. As of December 31, 2017, we had loans on non-accrual status with an amortized cost basis of $56.3 million and fair value of $21.0 million. The decrease in loans on non-accrual status is attributable in part to our exit of certain non-accrual loans and restructuring of other loans. For additional information, please refer to the Consolidated Schedules of Investments as of June 30, 2018 and December 31, 2017. We record the reversal of any previously accrued income against the same income category reflected in the Consolidated Statement of Operations.

Results of Operations

Comparison of the Three and Six Months Ended June 30, 2018 and 2017

Investment Income

We generate revenues primarily in the form of interest on the debt and other income-producing securities we hold. Other income-producing securities include investments in funds and an investment in payment rights. Our investments in fixed income instruments generally have an expected maturity of five to seven years, and typically bear interest at a fixed or floating rate. Interest on our debt securities is generally payable quarterly. Payments of principal of our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt instruments and preferred stock investments may defer payments of dividends or pay interest in-kind, or PIK. Any outstanding principal amount of our debt securities and any accrued but unpaid interest will generally become due at the maturity date. The level of interest income we receive is directly related to the balance of interest-bearing investments multiplied by the weighted average yield of our investments. In addition to interest income, we may receive dividends and other distributions related to our equity investments. We may also generate revenue in the form of fees from the management of Greenway and Greenway II, prepayment premiums, commitment, loan origination, structuring or due diligence fees, exit fees, amendment fees, portfolio company administration fees, fees for providing significant managerial assistance and consulting fees. These fees may or may not be recurring in nature as part of our normal business operations. We will disclose below what amounts, if any, are material non-recurring fees that have been recorded as income during each respective period.

The following shows the breakdown of investment income for the three and six months ended June 30, 2018 and 2017 (in millions):

	Three months ended June 30,		Six months ended June 30,
	2018	2017	2018	2017
Interest income on debt securities
Cash interest	$11.8	$13.0	$23.5	$25.5
PIK interest	0.6	0.4	0.7	1.2
Prepayment premiums	0.3	—	0.4	0.1
Net accretion of discounts and other fees	1.2	1.1	1.9	2.2

Total interest on debt securities	13.9	14.5	26.5	29.0
Dividend income (1)	2.8	3.3	5.4	6.4
Interest income on other income-producing securities (1)	0.9	1.1	1.9	2.4
Fees related to non-controlled, affiliated investments	0.3	0.3	0.5	0.5
Other income (2)	0.5	1.1	0.7	1.8

Total investment income	$18.4	$20.3	$35.0	$40.1

(1)	Includes dividend income from preferred and common equity interests in C&K Market, Inc., Copperweld Bimetallics, LLC, and Logan JV.
(2)

For three months ended June 30, 2018 and 2017, we recognized $0 and $0.4 million, respectively, of non-recurring fees from portfolio companies. For the six months ended June 30, 2018 and 2017, we recognized $0.1 million and $0.5 million, respectively, of non-recurring fees from portfolio companies.

The decrease in investment income between the three and six month periods was primarily due to the contraction in overall investment portfolio since June 30, 2017, which led to lower interest income, lower dividend income from certain equity investments and lower other income related to one-time amendment and structuring fees. This was offset by slightly higher prepayment premiums for the three and six month periods.

The following shows a rollforward of PIK income activity for the three and six months ended June 30, 2018 and 2017 (in millions):

	Three months ended June 30,		Six months ended June 30,
	2018	2017	2018	2017
Accumulated PIK balance, beginning of period	$4.1	$4.0	$3.9	$3.1
PIK income capitalized/receivable	0.6	0.4	0.8	1.3
PIK received in cash from repayments	(1.1)	—	(1.1)	—

Accumulated PIK balance, end of period	$3.6	$4.4	$3.6	$4.4

In certain investment transactions, we may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned. We earned no income from advisory services related to portfolio companies for the three and six months ended June 30, 2018 and 2017.

Expenses

Our primary operating expenses include the payment of base management fees, an incentive fee, borrowing expenses related to our credit facilities and Notes, and expenses reimbursable under the investment management agreement and the allocable portion of overhead under the administration and investment management agreements (“administrator expenses”). The base management fee compensates the Advisor for work in identifying, evaluating, negotiating, closing and monitoring our investments. Our investment management agreement and administration agreement provides that we will reimburse the Advisor for costs and expenses incurred by the Advisor for facilities, office equipment and utilities allocable to the performance by the Advisor of its duties under the agreements, as well as any costs and expenses incurred by the Advisor relating to any administrative or operating services provided by the Advisor to us. We bear all other costs and expenses of our operations and transactions.

The following shows the breakdown of expenses for the three and six months ended June 30, 2018 and 2017 (in millions):

	For the three months ended June 30,		For the six months ended June 30,
	2018	2017	2018	2017
Expenses
Interest and fees on Borrowings (a)	$4.1	$4.3	$8.0	$8.6
Base management fees	2.3	2.7	4.7	5.2
Incentive fees (b)	—	1.2	—	2.5
Other expenses	1.2	1.1	2.1	2.1
Administrator expenses	0.5	0.7	1.1	1.5

Total expenses	8.1	10.0	15.9	19.9
Income tax provision, excise and other taxes (c)	0.1	0.1	0.3	0.3

Total expenses after taxes	$8.2	$10.1	$16.2	$20.2

(a)	Interest, fees and amortization of deferred financing costs related to our Credit Facility and Notes.

(b)	For the three months ended June 30, 2018 and 2017, the ordinary income incentive fee expense was $0 and $1.2 million.
(c)

Amounts include the income taxes related to earnings by our consolidated corporate subsidiaries established to hold equity or equity-like portfolio company investments organized as pass-through entities and excise taxes related to our undistributed earnings and other taxes.

The decrease in operating expenses during the three and six month periods was due primarily to lower net incentive fees due to portfolio performance and lower base management fees as a result of portfolio contraction.

We expect certain of our operating expenses, including administrator expenses, professional fees and other general and administrative expenses to decline as a percentage of our total assets during periods of growth and increase as a percentage of our total assets during periods of asset declines.

Net Investment Income

Net investment income was $10.1 million, or $0.31 per common share based on a weighted average of 32,673,590 common shares outstanding for the three months ended June 30, 2018, as compared to $10.2 million, or $0.31 per common share based on a weighted average of 32,873,016 common shares outstanding for the three months ended June 30, 2017.

Net investment income was $18.9 million, or $0.58 per common share based on a weighted average of 32,673,590 common shares outstanding for the six months ended June 30, 2018, as compared to $19.8 million, or $0.60 per common share based on a weighted average of 32,899,048 common shares outstanding for the six months ended June 30, 2017.

The decrease in net investment income between the three and six month periods is primarily attributable a decrease in interest on debt and other income-producing investments due to portfolio contraction offset by lower incentive and base management fees.

Net Realized Gains and Losses on Investments, net of income tax provision

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized.

The following shows the breakdown of net realized gains and losses for the three and six months ended June 30, 2018 and 2017 (in millions):

	For the three months ended June 30,		For the six months ended June 30,
	2018	2017	2018	2017
Aerogroup International Inc. (1)	$(1.4)	$—	$(6.3)	$—
Charming Charlie LLC (2)	(3.1)	—	(11.4)	—
Fairstone Financial Inc. (3)	0.2	—	0.2	—
Flagship VII, Ltd.	—	—	—	(0.8)
Flagship VIII, Ltd.	—	—	—	(0.6)
Gryphon Partners 3.5, L.P.	—	—	—	0.6
Hostway Corporation	—	(1.0)	—	(1.0)
Specialty Brands Holdings, LLC (4)	(21.0)	—	(21.0)	—
Surgery Center Holdings, Inc.	—	—	—	—
THL Credit Logan JV LLC	0.2	—	0.3	—
Washington Inventory Service (5)	—	(10.4)	—	(10.4)
YP Equity Investors, LLC	—	1.3	—	1.3
Other	—	0.1	—	—

Net realized losses	$(25.1)	$(10.0)	$(38.2)	$(10.9)

(1)

In March of 2018, Aerogroup International Inc. was sold through bankruptcy proceedings and we received $2.5 million in proceeds with an additional $6.6 million reflected as escrow receivable. During the six months ended June 30, 2018, a realized loss on the investment of $6.3 million was offset by a reversal of unrealized prior period depreciation of $2.2 million.

(2)

During the three months ended March 31, 2018, our commitment in the DIP facilities allowed us to convert $17.9 million of principal of our Pre-petition Term Loan into a DIP Roll-up Term Loan. As part of this conversion and in accordance with debt extinguishment rules under GAAP, we recorded a realized loss of $8.4 million, which was offset by a corresponding change in unrealized appreciation in the same amount. Subsequently, on April 24, 2018, Charming Charlie LLC emerged from Chapter 11 bankruptcy proceedings whereby we converted our DIP facilities, Pre-petition Term Loan and DIP Roll-up Term Loan into two new exit first lien term loans and a noncontrolling common equity interest (we and other funds managed by the Advisor collectively have a controlling equity interest in Charming Charlie, LLC). On the same date, we funded $0.9 million of the remaining unfunded commitments under our DIP facilities and used an additional $2.2 million to purchase another lender’s existing DIP revolving credit facility, all of which converted to the exit first lien term loans. As a result of these transactions, our debt investment in Charming Charlie is comprised of $24.6 million in the exit first lien term loans. In addition, we provided $8.9 million of commitments under a vendor financing facility. As part of this conversion and in accordance with GAAP, we recorded a realized loss of $3.1 million, which was offset by a corresponding change in unrealized depreciation in the same amount.

(3)	Includes the impact of foreign exchange gain.
(4)

On June 29, 2018, as part of restructuring the business, we agreed to sell our second lien term loan for $0.5 million in cash and received nominal equity interests in an affiliated entity. In connection with the sale, during the three months ended June 30, 2018, we recognized a loss of $21.0 million and reversed $20.3 million of unrealized depreciation.

(5)

On June 8, 2017, as part of restructuring the business, we agreed to sell our second lien term loan to the first lien lenders for $0.6 million. In connection with the sale, during the three months ended June 30, 2017, we recognized a loss of $10.4 million and reversed $10.1 million of unrealized depreciation.

In connection with the proceeds received from the exit of our equity investment in YP Equity Investors, LLC and affiliated funds held in a consolidated blocker corporation, we recorded an income tax provision on realized gains of $0.8 million and $0.8 million, respectively, for the three and six months ended June 30, 2017.

Net Change in Unrealized Appreciation (Depreciation) of Investments

Net change in unrealized appreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded appreciation or depreciation when gains or losses are realized.

The following shows the breakdown in the changes in unrealized appreciation of investments for the three and six months ended June 30, 2018 and 2017 (in millions):

	Three months ended June 30,		Six months ended June 30,
	2018	2017	2018	2017
Gross unrealized appreciation on investments	$12.2	$7.3	$16.9	$11.2
Gross unrealized depreciation on investments	(15.6)	(15.1)	(20.7)	(20.5)
Reversal of prior period net unrealized depreciation (appreciation) upon a realization	19.8	8.6	30.2	6.5

Total	$16.4	$0.8	$26.4	$(2.8)

The net change in unrealized appreciation (depreciation) on our investments for the three and six months ended June 30, 2018 and 2017 was primarily the result of the reversal of prior period net unrealized depreciation related to certain restructured and exited investments and the improved performance of certain portfolio investments, including certain control investments. See Schedule 12-14 in the accompanying notes to the consolidated financial statements included in this prospectus supplement.

Provision for Taxes on Unrealized Gains on Investments

Certain consolidated subsidiaries of ours are subject to U.S. federal and state income taxes. These taxable entities are not consolidated with the Company for income tax purposes and may generate income tax liabilities or assets from temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries. For the three months ended June 30, 2018 and 2017, we recognized a (provision) benefit for tax on unrealized gains on investments of $(0.1) million and $1.7 million for consolidated subsidiaries, respectively. For the six months ended June 30, 2018 and 2017, we recognized a (provision) benefit for tax on unrealized gains on investments of $(0.2) and $1.9 million for consolidated subsidiaries, respectively. As of June 30, 2018 and December 31, 2017, $1.8 million and $2.3 million, respectively, were included in deferred tax liability on the Consolidated Statements of Assets and Liabilities relating to deferred tax on unrealized gain on investments. The change in provision for tax on unrealized gains on investments relates primarily to changes to the unrealized appreciation (depreciation) of the investments held in these taxable consolidated subsidiaries, other temporary differences and a change in the prior year estimates received from certain portfolio companies.

Net Increase in Net Assets Resulting from Operations

Net increase in net assets resulting from operations totaled $1.5 million, or $0.05 per common share based on a weighted average of 32,673,590 common shares for the three months ended June 30, 2018, as compared to $1.3 million, or $0.04 per common share based on a weighted average of 32,873,016 common shares for the three months ended June 30, 2017, respectively.

Net increase in net assets resulting from operations totaled $7.9 million, or $0.24 per common share based on a weighted average of 32,673,590 common shares for the six months ended June 30, 2018, as compared to

$6.5 million, or $0.20 per common share based on a weighted average of 32,899,048 common shares for the six months ended June 30, 2017.

The changes in net assets from operations between the three months ended June 30, 2018 and 2017 is due primarily to the fluctuation of the realized and unrealized gains and losses in the portfolio and the related tax impact.

Financial condition, liquidity and capital resources

Cash Flows from Operating and Financing Activities

Our liquidity and capital resources are derived from our borrowings, equity raises and cash flows from operations, including investment sales and repayments, and investment income earned. Our primary use of funds from operations includes investments in portfolio companies, payment of distributions to the holders of our common stock and payments of fees and other operating expenses we incur. We have used, and expect to continue to use, our borrowings and the proceeds from the turnover in our portfolio and from public and private offerings of securities to finance our investment objectives, to the extent permitted by the 1940 Act.

We may raise additional equity or debt capital through both registered offerings off our shelf registration statement and private offerings of securities, by securitizing a portion of our investments or borrowings from credit facilities. To the extent we determine to raise additional equity through an offering of our common stock at a price below net asset value, existing investors will experience dilution. During our 2018 Annual Stockholder Meeting held on June 7, 2018, our stockholders authorized us, with the approval of our Board of Directors, to sell up to 25% of our outstanding common stock at a price below our then current net asset value per share and to offer and issue debt with warrants or debt convertible into shares of our common stock at an exercise or conversion price that will not be less than the fair market value per share but may be below the then current net asset value per share. This approval will expire on the earlier of June 7, 2019 or the date of our 2019 Annual Stockholder Meeting. There can be no assurance that these capital resources will be available.

In December 2014, we closed a public debt offering selling $50.0 million of Notes due in 2021, or the 2021 Notes, including the exercise of the overallotment option, through a group of underwriters, less an underwriting discount, and received net proceeds of $48.5 million. In December 2015 and November 2016, we closed a public debt offering selling $35.0 million and $25.0 million, respectively, of Notes due in 2022, or the 2022 Notes, including the exercise of the overallotment option, through a group of underwriters, less an underwriting discount, and received net proceeds of $34.0 million and $24.3 million, respectively. Collectively, the 2021 Notes and 2022 Notes are referred to as the Existing Notes.

We borrowed $31.0 million under our Revolving Facility for the six months ended June 30, 2018 and repaid $54.1 million on our Revolving Facility (includes CAD $10.0 million converted to USD $7.7 million) from proceeds received from prepayments and sales and investment income. We borrowed $57.9 million (includes CAD $29.4 million converted to USD $22.6 million) under our Revolving Facility for the six months ended June 30, 2017 and repaid $40.5 million on our Revolving Facility from prepayments and sales and investment income.

Our operating activities provided (used) cash of $49.7 million and ($0.5) million for the six months ended June 30, 2018 and 2017, respectively, primarily in connection with the purchase and sales of portfolio investments. For the six months ended June 30, 2018, our financing activities included net repayments of $23.1 million on our Revolving Facility and used $17.6 million for distributions to stockholders. For the six months ended June 30, 2017, our financing activities included net borrowings of $17.4 million on our Revolving Facility and used $17.8 million for distributions to stockholders, $1.5 million to repurchase common stock and $0.1 million for the payment of financing and offering costs.

As of June 30, 2018 and December 31, 2017, we had cash of $12.5 million and $3.6 million, respectively. We had no cash equivalents as of June 30, 2018 and December 31, 2017.

We believe cash balances, our Revolving Facility capacity and any proceeds generated from the sale or pay down of investments provides us with the liquidity necessary to acquit our pipeline in the near future.

Borrowings

The following shows a summary of our Borrowings as of June 30, 2018 and December 31, 2017 (in millions):

	As of
	June 30, 2018				December 31, 2017
Facility	Commitments	Borrowings Outstanding (1)	Weighted Average Borrowings Outstanding (2)	Weighted Average Interest Rate	Commitments	Borrowings Outstanding (3)	Weighted Average Borrowings Outstanding (4)	Weighted Average Interest Rate
Revolving Facility (5)	$275.0	$143.2	$161.6	4.58%	$275.0	$167.3	$118.0	4.03%
2021 Notes	50.0	50.0	50.0	6.75%	50.0	50.0	50.0	6.75%
2022 Notes	60.0	60.0	60.0	6.75%	60.0	60.0	60.0	6.75%

Total	$385.0	$253.2	$271.6	5.52%	$385.0	$277.3	$228.0	5.11%

(1)

As of June 30, 2018, excludes deferred financing costs of $1.0 million for the 2021 Notes and $1.6 million for the 2022 Notes presented as a reduction to the respective balances outstanding in the Consolidated Statements of Assets and Liabilities.

(2)	Represents the weighted average borrowings outstanding for the six months ended June 30, 2018.
(3)

As of December 31, 2017, excludes deferred financing costs of $1.2 million for the 2021 Notes and $1.8 million for the 2022 Notes presented as a reduction to the respective balances outstanding in the Consolidated Statements of Assets and Liabilities.

(4)	Represents the weighted average borrowings outstanding for the year ended December 31, 2017.
(5)

We may borrow amounts in U.S. dollars or certain other permitted currencies. As of June 30, 2018, we had outstanding debt denominated in Canadian Dollars (CAD) of CAD $19.4 million on our Revolving Credit Facility. The CAD was converted into USD at a spot exchange rate of $0.76 CAD to $1.00 USD as of June 30, 2018. As of December 31, 2017, we had outstanding debt denominated in Canadian Dollars (CAD) of CAD $29.4 million on our Revolving Facility. The CAD was converted into USD at a spot exchange rate of $0.80 CAD to $1.00 USD as of December 31, 2017.

Credit Facility

On December 15, 2017, we entered into an amendment, or the Revolving Amendment, to the Revolving Facility. The Revolving Amendment revised the Revolving Facility dated August 19, 2015 to, among other things, extend the maturity date from August 2019 to December 2022 (with a one year term out period beginning in December 2021). The one year term out period is the one year anniversary between the revolver termination date, or the end of the availability period, and the maturity date. During this time, we are required to make mandatory prepayments on its loans from the proceeds we receive from the sale of assets, extraordinary receipts, returns of capital or the issuances of equity or debt. The Revolving Amendment also reduced the size of the commitments from $303.5 million to $275.0 million. The Revolving Facility, denominated in US dollars, has an interest rate of LIBOR plus 2.5% (with no LIBOR floor). The Revolving Facility, denominated in Canadian dollars, has an interest rate of CDOR plus 2.5% (with no CDOR floor). The non-use fee is 1.0% annually if we use 35% or less of the Revolving Facility and 0.50% annually if we use more than 35% of the Revolving Facility. We elect the LIBOR or CDOR rates on the loans outstanding on our Revolving Facility, which can have a LIBOR or CDOR period that is one, two, three or nine months. The LIBOR rate on the US dollar borrowings outstanding on its Revolving Facility had a one month LIBOR period as of June 30, 2018. The CDOR rate on the Canadian borrowings outstanding on its Revolving Facility had a one month CDOR period as of June 30, 2018.

As of June 30, 2018, we had borrowings of $143.2 million outstanding under the Revolving Facility with a weighted average interest rate of 4.63% including non-United States dollar borrowings denominated in Canadian dollars of CAD $19.4 million ($14.7 million in United States dollars) outstanding under the Revolving Facility with a weighted average interest rate of 4.14%. The borrowings denominated in Canadian dollars are translated into United States dollars based on the spot rate at each balance sheet date. The impact resulting from changes in foreign exchange rates on the Revolving Facility borrowings is included in unrealized appreciation (depreciation) on foreign currency borrowings in our Consolidated Statements of Operations. The borrowings denominated in Canadian dollars may be positively or negatively affected by movements in the rate of exchange between the United States dollar and the Canadian dollar. This movement is beyond our control and cannot be predicted.

On December 15, 2017, in conjunction with the Revolving Amendment, the $75.0 million Term Loan Facility was refinanced into the Revolving Facility and the Term Loan Facility was terminated. The Term Loan Facility previously had a maturity date of August 2021, an interest rate of LIBOR plus 2.75% (with no LIBOR floor) and had substantially similar terms to the existing Revolving Facility (as amended by the Revolving Amendment). We had elected the LIBOR rate on our Term Loan, which could have a LIBOR period that is one, two, three or nine months.

The Revolving Facility includes an accordion feature permitting us to expand the Revolving Facility, if certain conditions are satisfied; provided, however, that the aggregate amount of the Revolving Facility, collectively, is capped. The Second Revolving Amendment revised the cap from $600.0 million to $500.0 million.

The Revolving Facility generally requires payment of interest on a quarterly basis for ABR loans (commonly based on the Prime Rate or the Federal Funds Rate), and at the end of the applicable interest period for Eurocurrency loans bearing interest at LIBOR, the interest rate benchmark used to determine the variable rates paid on the Revolving Facility. All outstanding principal is due upon each maturity date. The Revolving Facility also require a mandatory prepayment of interest and principal upon certain customary triggering events (including, without limitation, the disposition of assets or the issuance of certain securities).

Borrowings under the Revolving Facility are subject to, among other things, a minimum borrowing/collateral base. The Facilities have certain collateral requirements and/or covenants, including, but limited to, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) limitations on the creation or existence of agreements that prohibit liens on certain properties of ours and our subsidiaries, and (e) compliance with certain financial maintenance standards including (i) minimum stockholders’ equity, (ii) a ratio of total assets (less total liabilities not represented by senior securities) to the aggregate amount of senior securities representing indebtedness, of us and our consolidated subsidiaries, of not less than 2.00: 1.0, (iii) minimum liquidity, (iv) minimum net worth, and (v) a consolidated interest coverage ratio. In addition to the financial maintenance standards, described in the preceding sentence, borrowings under the Facilities (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in our portfolio.

We cannot be assured that we will be able to borrow funds under the Revolving Facility at any particular time or at all. We are currently in compliance with all financial covenants under the Revolving Facility.

For the six months ended June 30, 2018, we borrowed $31.0 million and repaid $54.1 million under the Revolving Facility (includes CAD $10.0 million converted to USD $7.7 million). For the six months ended June 30, 2017, we borrowed $57.9 million (includes CAD $29.4 million converted to USD $22.6 million) and repaid $40.5 million under the Revolving Facility.

As of June 30, 2018 and December 31, 2017, the carrying amount of the Company’s outstanding Revolving Facility approximated fair value. The fair values of the our Revolving Facility is determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of our Revolving Facility is estimated based upon market interest rates and entities with similar credit risk. As of June 30, 2018 and December 31, 2017, the Revolving Facility would be deemed to be Level 3 of the fair value hierarchy.

Interest expense and related fees, excluding amortization of deferred financing costs, of $1.9 million and $3.6 million were incurred in connection with the Facilities during the three months ended June 30, 2018 and 2017, respectively. Interest expense and related fees, excluding amortization of deferred financing costs, of $2.1 million and $4.1 million were incurred in connection with the Facilities during the six months ended June 30, 2018 and 2017, respectively.

Amortization of deferred financing costs of $0.1 million and $0.2 million, respectively, were incurred in connection with the Facilities for the three months ended June 30, 2018 and 2017. Amortization of deferred financing costs of $0.3 million and $0.5 million, respectively, were incurred in connection with the Facilities for the six months ended June 30, 2018 and 2017. As of June 30, 2018, we had $2.6 million of deferred financing costs related to the Revolving Facility, which is presented as an asset. As of December 31, 2017, we had $2.9 million of deferred financing costs related to the Revolving Facility, which is presented as an asset.

In accordance with the 1940 Act, with certain exceptions, we are only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. Our asset coverage as of June 30, 2018 was in excess of 200%. However, recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur under the 1940 Act from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the legislation, we are allowed to increase our leverage capacity if shareholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If we receive shareholder approval, we would be allowed to increase our leverage capacity on the first day after such approval. Alternatively, the legislation allows the majority of our independent directors to approve an increase in our leverage capacity, and such approval would become effective after one year. In either case, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. As a result of this legislation, we may be able to increase our leverage up to an amount that reduces our asset coverage ratio from 200% to 150% if we receive the necessary approval and amend the Revolving Facility, with lender consent, as described above.

Notes

In December 2014, we completed a public offering of $50.0 million in aggregate principal amount of the 2021 Notes. The 2021 Notes mature on November 15, 2021, and may be redeemed in whole or in part at any time or from time to time at our option on or after November 15, 2017. The 2021 Notes bear interest at a rate of 6.75% per year payable quarterly on March 30, June 30, September 30 and December 30, of each year, beginning December 30, 2014 and trade on the New York Stock Exchange under the trading symbol “TCRX”.

In December 2015 and November 2016, we completed a public offering of $35.0 million and $25.0 million, respectively, in aggregate principal amount of the 2022 Notes. The 2022 Notes mature on December 30, 2022, and may be redeemed in whole or in part at any time or from time to time at our option on or after December 30, 2018. The 2022 Notes bear interest at a rate of 6.75% per year payable quarterly on March 30, June 30, September 30 and December 30, of each year, beginning March 30, 2016 and trade on the New York Stock Exchange under the trading symbol “TCRZ”.

The Existing Notes are our direct unsecured obligations and rank: (i) pari passu with our other outstanding and future senior unsecured indebtedness; (ii) senior to any of our future indebtedness that expressly provides it is subordinated to the Existing Notes; (iii) effectively subordinated to all our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under our

Revolving Facility; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries.

The Base Indenture, as supplemented by the First and Second Supplemental Indentures (the “Indenture”), contains certain covenants including covenants requiring us to comply with (regardless of whether it is subject to) the Section 18 (a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Currently these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings. These covenants are subject to important limitations and exceptions that are described in the Indenture. The Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding Existing Notes in a series may declare such Existing Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period. As of June 30, 2018, we were in compliance with the terms of the Base Indenture and the First and Second Supplemental Indentures governing the Existing Notes. See Note 7 to our consolidated financial statements included in this prospectus supplement for more detail on the Existing Notes.

As of June 30, 2018, the carrying amount and fair value of our Existing Notes was $110.0 million and $111.7 million, respectively. As of December 31, 2017, the carrying value and fair value of our 2021 Notes was $110.0 million and $112.7 million, respectively. The fair value of our Existing Notes is determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Existing Notes is based on the closing price of the security, which is a Level 2 input under ASC 820 due to the trading volume.

In connection with the issuance of the 2021 and 2022 Notes, we incurred $4.7 million of fees and expenses. Any of these deferred financing costs are presented as a reduction to the notes payable balance and are being amortized using the effective interest method over the term of the Existing Notes. For the three months ended June 30, 2018 and 2017, we amortized approximately $0.2 million and $0.2 million of deferred financing costs, respectively, which is reflected in amortization of deferred financing costs on the Consolidated Statements of Operations. For the six months ended June 30, 2018 and 2017, we amortized approximately $0.3 million and $0.3 million of deferred financing costs, respectively, which is reflected in amortization of deferred financing costs on the Consolidated Statements of Operations. As of June 30, 2018 and December 31, 2017, we had $2.7 million and $3.0 million, respectively, of remaining deferred financing costs on the Existing Notes, which reduced the notes payable balance on our Consolidated Statements of Assets and Liabilities.

For the three months ended June 30, 2018 and 2017, we incurred interest expense on the Existing Notes of approximately $1.9 million and $1.9 million, respectively. For the six months ended June 30, 2018 and 2017, we incurred interest expense on the Existing Notes of approximately $3.7 million and $3.7 million, respectively.

Commitments and Contingencies and Off-Balance Sheet Arrangements

From time to time, we, or the Advisor, may become party to legal proceedings in the ordinary course of business, including proceedings related to the enforcement of our rights under contracts with our portfolio companies. Neither we, nor the Advisor, are currently subject to any material legal proceedings.

Unfunded commitments to provide funds to portfolio companies are not reflected in our Consolidated Statements of Assets and Liabilities. Our unfunded commitments may be significant from time to time. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. We intend to use cash flow from normal and early principal repayments and proceeds from borrowings and offerings to fund these commitments.

As of June 30, 2018 and December 31, 2017, we have the following unfunded commitments to portfolio companies (in millions):

	As of
	June 30, 2018	December 31, 2017
Unfunded delayed draw facilities
Charming Charlie, LLC	$8.9	$4.5
Home Partners of America, Inc.	5.9	—

	14.8	4.5
Unfunded revolving commitments
Hansons Window & Construction, Inc.	0.2	0.2
HealthDrive Corporation	—	0.9
Holland Intermediate Acquisition Corp. (1)	3.0	3.0
The John Gore Organization, Inc.	—	0.8
Loadmaster Derrick & Equipment, Inc.	—	0.1
OEM Group, LLC	5.9	0.9
Togetherwork Holdings, LLC	—	0.1
Tri Starr Management Services, Inc.	0.5	0.5
Sciens Building Solutions, LLC	2.4	2.1
SPST Holdings, LLC	0.8	0.8
Whitney, Bradley & Brown, Inc.	—	0.1

	12.8	9.5
Unfunded commitments to investments in funds
Freeport Financial SBIC Fund LP	0.7	0.7
Gryphon Partners 3.5, L.P.	0.4	0.3

	1.1	1.0

Total unfunded commitments	$28.7	$15.0

(1)	We have sole discretion as to whether to lend under this revolving commitment.

The changes in fair value of our unfunded commitments are considered to be immaterial as the yield determined at the time of underwriting is expected to be materially consistent with the yield upon funding. We will fund our unfunded commitments from the same sources we use to fund our investment commitments that are funded at the time they are made (which are typically existing cash and cash equivalents and borrowings under our Revolving Facility). We manage our liquidity to ensure that we have available capital to fund our unfunded commitments as necessary.

Distributions

We have elected to be treated as a RIC under Subchapter M of the Code. In order to maintain our status as a RIC, we are required, among other things, to distribute at least 90% of our investment company taxable income, as defined by the Code. To avoid a 4% excise tax on undistributed earnings, we are required to distribute each calendar year the sum of (i) 98% of our ordinary income for such calendar year, (ii) 98.2% of our net capital gains for the one-year period ending October 31 of that calendar year, and (iii) any income recognized, but not distributed, in preceding years and on which we paid no U.S. federal income tax.

Our quarterly distributions, if any, will be determined by our board of directors. We intend to make distributions to stockholders on a quarterly basis of substantially all of our net investment income. Although we intend to make distributions of net realized capital gains, if any, at least annually, out of assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In addition, the extent and timing of special dividends, if any, will be determined by our board of directors and will largely be driven by portfolio specific events and tax considerations at the time.

In addition, we may be limited in our ability to make distributions due to the BDC asset coverage test for borrowings applicable to us as a BDC under the 1940 Act.

The following table summarizes our distributions declared and paid or to be paid on all shares including distributions reinvested, if any:

Date Declared	Record Date	Payment Date	Amount Per Share	Percentage Attributable to Return of Investors’ Paid-In Capital
August 5, 2010	September 2, 2010	September 30, 2010	$0.05	—
November 4, 2010	November 30, 2010	December 28, 2010	$0.10	—
December 14, 2010	December 31, 2010	January 28, 2011	$0.15	—
March 10, 2011	March 25, 2011	March 31, 2011	$0.23	—
May 5, 2011	June 15, 2011	June 30, 2011	$0.25	—
July 28, 2011	September 15, 2011	September 30, 2011	$0.26	—
October 27, 2011	December 15, 2011	December 30, 2011	$0.28	—
March 6, 2012	March 20, 2012	March 30, 2012	$0.29	—
March 6, 2012	March 20, 2012	March 30, 2012	$0.05	—
May 2, 2012	June 15, 2012	June 29, 2012	$0.30	—
July 26, 2012	September 14, 2012	September 28, 2012	$0.32	—
November 2, 2012	December 14, 2012	December 28, 2012	$0.33	—
December 20, 2012	December 31, 2012	January 28, 2013	$0.05	—
February 27, 2013	March 15, 2013	March 29, 2013	$0.33	—
May 2, 2013	June 14, 2013	June 28, 2013	$0.34	—
August 2, 2013	September 16, 2013	September 30, 2013	$0.34	—
August 2, 2013	September 16, 2013	September 30, 2013	$0.08	—
October 30, 2013	December 16, 2013	December 31, 2013	$0.34	—
March 4, 2014	March 17, 2014	March 31, 2014	$0.34	—
May 7, 2014	June 16, 2014	June 30, 2014	$0.34	—
August 7, 2014	September 15, 2014	September 30, 2014	$0.34	—
November 4, 2014	December 15, 2014	December 31, 2014	$0.34	—
March 6, 2015	March 20, 2015	March 31, 2015	$0.34	—
May 5, 2015	June 15, 2015	June 30, 2015	$0.34	—
August 4, 2015	September 15, 2015	September 30, 2015	$0.34	—
November 3, 2015	December 15, 2015	December 31, 2015	$0.34	—
March 8, 2016	March 21, 2016	March 31, 2016	$0.34	—
May 3, 2016	June 15, 2016	June 30, 2016	$0.34	—
August 2, 2016	September 15, 2016	September 30, 2016	$0.34	—
November 8, 2016	December 15, 2016	December 30, 2016	$0.27	—
March 7, 2017	March 20, 2017	March 31, 2017	$0.27	—
May 2, 2017	June 15, 2017	June 30, 2017	$0.27	—
August 1, 2017	September 15, 2017	September 29, 2017	$0.27	—
November 7, 2017	December 15, 2017	December 29, 2017	$0.27	—
March 2, 2018	March 20, 2018	March 30, 2018	$0.27	—
May 1, 2018	June 15, 2018	June 29, 2018	$0.27	—
August 7, 2018	September 14, 2018	September 28, 2018	$0.27	—

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a RIC. We cannot assure stockholders that they will receive any distributions at a particular level.

We maintain an “opt in” dividend reinvestment plan for our common stockholders. As a result, unless stockholders specifically elect to have their dividends automatically reinvested in additional shares of common stock, stockholders will receive all such dividends in cash. There were no dividends reinvested for the three and six months ended June 30, 2018. There was $0.003 million of dividends reinvested for the three and six months ended June 30, 2017, respectively.

Under the terms of our dividend reinvestment plan, dividends will primarily be paid in newly issued shares of common stock. However, we reserve the right to purchase shares in the open market in connection with the implementation of the plan. This feature of the plan means that, under certain circumstances, we may issue shares of our common stock at a price below net asset value per share, which could cause our stockholders to experience dilution.

We may make distributions during a taxable year that exceed our investment company taxable income and net capital gains for that taxable year. Distributions in excess of our current and accumulated earnings and profits would generally be treated as a return of capital (reduced by our fees and expenses) to the extent of a shareholder’s adjusted tax basis in our shares. If a shareholder’s tax basis is reduced to zero, the shareholder would treat any remaining distributions as a capital gain. The tax treatment and characterization of our distributions may vary significantly from time to time due to the nature of our investments. The determination of the tax attributes of our distributions will be made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. If we had determined the tax attributes of our 2018 distributions as of June 30, 2018, 100% would be from ordinary income, 0% would be from capital gains and 0% would be a return of capital. Each year, a statement on Form 1099-DIV identifying the source of the distribution will be sent to our U.S. stockholders of record. Our board of directors presently intends to declare and pay quarterly distributions. Our ability to pay distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

We may generate qualified interest income and short-term capital gains that may be exempt from United States withholding tax on foreign accounts. A RIC is permitted to designate distributions in the form of dividends that represent interest income (commonly referred to as qualified interest income) and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. stockholders with proper documentation. As of June 30, 2018, the percentage of 2018 income estimated as qualified interest income for tax purposes was 80.5%.

Stock Repurchase Program

On March 7, 2017 our board of directors authorized a $20.0 million stock repurchase program, which was extended on March 2, 2018. Unless extended by our board of directors, the stock repurchase program will expire on March 2, 2019 and may be modified or terminated at any time for any reason without prior notice. We have provided our stockholders with notice of our ability to repurchase shares of our common stock in accordance with 1940 Act requirements. We will retire immediately all such shares of common stock that we purchase in connection with the stock repurchase program.

The following table summarizes our share repurchases under our stock repurchase program for the three and six months ended June 30, 2018 and 2017 (in millions):

	For the three months ended June 30,		For the six months ended June 30,
	2018	2017	2018	2017
Dollar amount repurchased	$—	$1.5	$—	$1.5
Shares repurchased	—	0.2	—	0.2
Average price per share (including commission)	$—	$10.0	$—	$10.01
Weighted average discount to net asset value	—	14.68%	—	14.68%

Related Party Transactions

Investment Management Agreement

On March 2, 2018, our investment management agreement with the Advisor was re-approved by the Board of Directors, including a majority of our directors who are not interested persons of us. Under the investment management agreement, the Advisor, subject to the overall supervision of our board of directors, manages the day-to-day operations of, and provides investment advisory services to us.

Base Management Fee

The base management fee calculation remains the same and is calculated at an annual rate of 1.5% of our gross assets payable quarterly in arrears on a calendar quarter basis. For purposes of calculating the base management fee, “gross assets” is determined as the value of our assets without deduction for any liabilities. The base management fee is calculated based on the value of our gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

For the three months ended June 30, 2018 and 2017, we incurred base management fees payable to the Advisor of $2.3 million and $2.7 million, respectively. For the six months ended June 30, 2018 and 2017, we incurred base management fees payable to the Advisor of $4.7 million and $5.2 million, respectively. As of June 30, 2018 and December 31, 2017, $2.3 million and $2.6 million, respectively, was payable to the Advisor.

Incentive Fee on Net Investment Income

We accepted the Advisor’s proposal to waive 100% of the incentive fees earned for the period commencing on January 1, 2018 and ending on December 31, 2018 (such waiver, “Incentive Fee Waiver”). Such waived incentive fees shall not be subject to recoupment. No such fees were earned for the six months ended June 30, 2018.

Subsequently, we accepted the Advisor’s proposal to waive 100% of the incentive fees accrued for the period commencing on January 1, 2019 and ending on June 30, 2019. Such waived incentive fees shall not be subject to recoupment.

Commencing January 1, 2018, we accepted the Advisor’s proposal to calculate the incentive fee on net investment income as indicated below (“Reduced Incentive Fee on Net Investment Income”) and waive such portion of the Reduced Incentive Fee on Net Investment Income that is in excess of the incentive fee on net investment income as set forth in the investment management agreement that the Advisor would otherwise be entitled to receive. In order to ensure that we will pay the Advisor less aggregate fees on a cumulative basis, as calculated beginning January 1, 2018, we will, at the end of each quarter, also calculate the incentive fee on net investment income owed by us to the Advisor based on the formula in place prior to January 1, 2018 effect to the waiver (“Incentive Fee on Net Investment Income Prior to Fee Waiver Agreement”). If, at any time beginning

January 1, 2018, the aggregate fees on a cumulative basis, as calculated based on the formula in place after January 1, 2018, would be greater than the aggregate fees on a cumulative basis, as calculated based on the Incentive Fee on Net Investment Income Prior to Fee Waiver Agreement, the Advisor shall only be entitled to the lesser of those two amounts. See the section Incentive Fee on Net Investment Income Calculated Prior to the Fee Waiver Agreement for the details of the calculation under the investment management agreement.

On January 1, 2018, the Reduced Incentive Fee on Net Investment Income will be calculated by reference to the most recent trailing twelve quarter period or, if shorter, the number of quarters that have occurred since January 1, 2018 (“Trailing Twelve Quarter Period”), rather than on the standalone quarterly basis as set forth in the investment management agreement. Specifically, the net investment income component will be calculated, and payable, quarterly in arrears at the end of each calendar quarter by reference to our aggregate preincentive fee net investment income, as adjusted as described below, from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since January 1, 2018). Preincentive fee net investment income is expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the beginning of each applicable calendar quarter comprising of the relevant Trailing Twelve Quarters. The hurdle amount for incentive fee based on preincentive fee net investment income will continue to be determined on a quarterly basis and equal to 2.0% (which is 8.0% annualized) but shall be multiplied by the net asset value attributable to our common stock at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters (also referred to as “minimum income level”). The hurdle amount will be calculated after making appropriate adjustments for subscriptions (which includes all issuances by us of shares of our common stock, including issuances pursuant to our dividend reinvestment plan) and distributions that occurred during the relevant Trailing Twelve Quarters.

The calculation of preincentive fee net investment income shall continue to mean interest income, amortization of original issue discount, commitment and origination fees, dividend income and any other income (including any other fees, such as, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under our administration agreement (discussed below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest. Furthermore, preincentive fee net investment income will continue to include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash.

The incentive fee based on preincentive net investment income for each quarter will be determined as follows:

•	The Advisor receives no incentive fee for any calendar quarter in which our preincentive fee net investment income does not exceed the minimum income level.

•

Subject to the Incentive Fee Cap below, the Advisor receives 100% of our preincentive fee net investment income for the Trailing Twelve Quarters with respect to that portion of the preincentive net investment income for such quarter, if any, that exceeds the minimum income level but is less than 2.5% (which is 10.0% annualized) (also referred to as the “catch-up” provision); and

•	20.0% of our preincentive fee net investment income, if any, greater than 2.5% (10.0% annualized) for the Trailing Twelve Quarters.

The amount of the incentive fee on preincentive net investment income that will be paid for a particular quarter will equal the excess of the incentive fee so calculated minus the aggregate incentive fees on preincentive net investment income that were paid in respect of the eleven calendar quarters (or if shorter, the number of quarters that have occurred since January 1, 2018) included in the relevant Trailing Twelve Quarters but not in excess of the Incentive Fee Cap (as described below).

The foregoing incentive fee will be subject to an Incentive Fee Cap (as defined below). The “Incentive Fee Cap” for any quarter is an amount equal to (a) 20% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters, minus (b) the aggregate incentive fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters. “Cumulative Net Return” means (x) preincentive net investment income in respect of the relevant Trailing Twelve Quarters minus (y) any Net Capital Loss, if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, we will pay no incentive fee based on income to our Advisor for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the incentive fee based on pre-incentive net investment income that is payable to our Advisor for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, we will pay an incentive fee based on preincentive net investment income to our Advisor equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the incentive fee based on preincentive net investment income that is payable to our Advisor for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, we will pay an incentive fee based on income to our Advisor equal to the incentive fee calculated as described above for such quarter without regard to the Incentive Fee Cap.“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

For the three and six months ended June 30, 2018, we would have incurred $0.4 million and $1.7 million, respectively, of incentive fees related to ordinary income under this calculation.

For the avoidance of doubt, the purpose of the Reduced Incentive Fee on Net Investment Income is to reduce aggregate incentive fees payable to Advisor by us, effective as of January 1, 2018. In order to ensure that we will pay the Advisor less aggregate fees on a cumulative basis, as calculated beginning January 1, 2018, we will, at the end of each quarter, also calculate the incentive fee on net investment income owed by us to Advisor based on the formula in place prior to January 1, 2018. If, at any time beginning January 1, 2018, the aggregate fees on a cumulative basis, as calculated based on the formula in place after January 1, 2018 after giving effect to the Dividend Waiver, would be greater than the aggregate fees on a cumulative basis, as calculated based on the formula in place prior to January 1, 2018, the Advisor shall only be entitled to the lesser of those two amounts until such time as the requisite number of shareholders approve such amended incentive fee calculation.

Incentive Fee on Net Investment Income Prior to Fee Waiver Agreement

The Incentive Fee on Net investment Income Prior to the Fee Waiver Agreement was calculated and payable, quarterly in arrears based on our preincentive fee net investment income for the immediately preceding calendar quarter, subject to a cumulative total return requirement and to deferral of non-cash amounts. The preincentive fee net investment income, which was expressed as a rate of return on the value of our net assets attributable to our common stock, for the immediately preceding calendar quarter, had a 2.0% (which is 8.0% annualized) hurdle rate (also referred to as “minimum income level”). The Advisor received no incentive fee for any calendar quarter in which our preincentive fee net investment income does not exceed the minimum income level. Subject to the cumulative total return requirement described below, the Advisor receives 100% of our preincentive fee net investment income for any calendar quarter with respect to that portion of the preincentive net investment income for such quarter, if any, that exceeded the minimum income level but is less than 2.5% (which is 10.0% annualized) of net assets (also referred to as the “catch-up” provision) and 20.0% of our preincentive fee net investment income for such calendar quarter, if any, greater than 2.5% (10.0% annualized) of net assets. The foregoing incentive fee was subject to a total return requirement, which provided that no incentive fee in respect of our preincentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that was payable in a calendar quarter was limited to the lesser of (i) 20% of the amount by which our preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch- up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” was the amount, if positive, of the sum of our preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that was attributable to deferred interest (sometimes referred to as PIK, or original issue discount, or OID) will be paid to Advisor, together with interest thereon from the date of deferral to the date of payment, only if and to the extent the Advisor actually received such interest in cash, and any accrual thereof was be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. There was no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there is no delay of payment if prior quarters are below the quarterly hurdle rate.

For the three and six months ended June 30, 2018, we would have incurred $0 and $0, respectively, of incentive fees related to ordinary income under this calculation. For the three and six months ended June 30, 2017, we incurred $1.2 million and $2.5 million, respectively, of incentive fees related to ordinary income.

Incentive Fee on Net Investment Income Payable

For the three and six months ended June 30, 2018, we reversed $0.0 million and $0.0 million, respectively, of incentive fees related to the adjustment of previously deferred incentive fee. For the three and six months ended June 30, 2017, we incurred $1.2 and $2.5 million, respectively, of incentive fees related to ordinary income. The lower incentive fees compared to the prior three and six months were the result of realized and unrealized losses in the portfolio. As of June 30, 2018 and December 31, 2017, $0.1 and $0.1 million, respectively, of such incentive fees are currently payable to the Advisor related to deferred PIK income that has now been collected in cash. As of June 30, 2018 and December 31, 2017, $0.9 million and $1.0 million, respectively of incentive fees incurred by us were generated from deferred interest (i.e. PIK, certain discount accretion and deferred interest) and are not payable until such amounts are received in cash.

Incentive Fee on Capital Gains

The second component of the incentive fee (capital gains incentive fee) is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date). This component is equal to 20.0% of our cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of the cumulative aggregate realized capital losses and cumulative aggregate unrealized capital depreciation through the end of such year. The calculation of the capital gains incentive fee has not been modified or waived. The aggregate amount of any previously paid capital gains incentive fees is subtracted from such capital gains incentive fee calculated. There was no capital gains incentive fee payable to our Advisor under the investment management agreement of June 30, 2018 and December 31, 2017.

GAAP Incentive Fee

GAAP requires that the incentive fee accrual be calculated assuming a hypothetical liquidation of the Company at the balance sheet date. A hypothetical liquidation considers the cumulative aggregate realized gains and losses and unrealized capital appreciation or depreciation of investments or other financial instruments, such as an interest rate derivative, in the calculation, as an incentive fee would be payable if such realized gains and losses or unrealized capital appreciation or depreciation were realized, even though such realized gains and losses and unrealized capital appreciation or depreciation is not permitted to be considered in calculating the fee actually payable under the investment management agreement (“GAAP Incentive Fee”). There can be no assurance that such unrealized appreciation or depreciation will be realized in the future. Accordingly, such fee, as calculated and accrued, would not necessarily be payable under the investment management agreement, and may never be paid based upon the computation of incentive fees in subsequent periods. For the three and six months ended June 30, 2018 and 2017, we incurred no incentive fees related to the GAAP incentive fee.

Administration Agreement

We have also entered into an administration agreement with the Advisor under which the Advisor will provide administrative services to us. Under the administration agreement, the Advisor performs, or oversees the performance of administrative services necessary for our operation, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, the Advisor assists in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. We will reimburse the Advisor for our allocable portion of the costs and expenses incurred by the Advisor for overhead in performance by the Advisor of its duties under the administration agreement and the investment management agreement, including facilities, office equipment and our allocable portion of cost of compensation and related expenses of our chief financial officer and chief compliance officer and their respective staffs, as well as any costs and expenses incurred by the Advisor relating to any administrative or operating services provided to us by the Advisor. Our board of directors reviews the allocation methodologies with respect to such expenses. Such costs are reflected as Administrator expenses in the accompanying Consolidated Statements of Operations. Under the administration agreement, the Advisor provides, on our behalf, managerial assistance to those portfolio companies to which we are required to provide such assistance. To the extent that our Advisor outsources any of its functions, we pay the fees associated with such functions on a direct basis without profit to the Advisor.

For the three months ended June 30, 2018 and 2017, we incurred administrator expenses of $0.5 million and $0.7 million, respectively. For the six months ended June 30, 2018 and 2017, we incurred administrator expenses of $1.1 million and $1.5 million, respectively. As of June 30, 2018 and December 31, 2017, $0.0 and $0.0 million of administrator expenses were due from the Advisor, respectively.

License Agreement

We and the Advisor have entered into a license agreement with THL Partners under which THL Partners has granted to us and the Advisor a non-exclusive, personal, revocable worldwide non-transferable license to use the trade name and service mark THL, which is a proprietary mark of THL Partners, for specified purposes in connection with our respective businesses. This license agreement is royalty-free, which means we are not charged a fee for our use of the trade name and service mark THL. The license agreement is terminable either in its entirety or with respect to us or the Advisor by THL Partners at any time in its sole discretion upon 60 days prior written notice, and is also terminable with respect to either us or the Advisor by THL Partners in the case of certain events of non-compliance. After the expiration of its first one year term, the entire license agreement is terminable by either us or the Advisor at our or its sole discretion upon 60 days prior written notice. Upon termination of the license agreement, we and the Advisor must cease to use the name and mark THL, including any use in our respective legal names, filings, listings and other uses that may require us to withdraw or replace our names and marks. Other than with respect to the limited rights contained in the license agreement, we and the Advisor have no right to use, or other rights in respect of, the THL name and mark. We are an entity operated independently from THL Partners, and third parties who deal with us have no recourse against THL Partners.

Managed Funds

The Advisor and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole or in part, with ours. For example, the Advisor may serve as investment adviser to one or more private funds, registered closed-end funds and CLOs. In addition, our officers may serve in similar capacities for one or more private funds, registered closed-end funds and CLOs. The Advisor and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Advisor or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Advisor’s allocation procedures. The Advisor’s policies will be designed to manage and mitigate the conflicts of interest associated with the allocation of investment opportunities if we are able to co-invest, either pursuant to SEC interpretive positions or an exemptive order, with other funds managed by the Advisor and its affiliates. As a result, the Advisor and/or its affiliates may face conflicts in allocating investment opportunities between us and such other entities. Although the Advisor and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with application allocation procedures, it is possible that we may not be given the opportunity to participate in investments made by investment funds managed by the Advisor or its affiliates.

The 1940 Act generally prohibits BDCs from making certain negotiated co-investments with certain affiliates absent an order from the SEC permitting the BDC to do so. The SEC has granted us the Order we sought in an exemptive application that expands our ability to co-invest in portfolio companies with Affiliated Funds in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions to the Order. Pursuant to the Order, we are permitted to co-invest with Affiliated Funds if, among other things, a “required majority” (as defined in Section 57(o) of the 1940 Act) or our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.

Greenway

On January 14, 2011, THL Credit Greenway Fund LLC, or Greenway, was formed as a Delaware limited liability company. Greenway is a portfolio company of ours. Greenway is a closed-end investment fund which provides for no liquidity or redemption options and is not readily marketable. Greenway operates under a limited liability agreement dated January 19, 2011, or the Agreement. Greenway will continue in existence until January 14, 2021, subject to earlier termination pursuant to certain terms of the Agreement. The term may also be extended for up to three additional one-year periods pursuant to certain terms of the Agreement. Greenway had a two year investment period.

Greenway had $150 million of capital committed by affiliates of a single institutional investor, and is managed by us. Our capital commitment to Greenway is $0.0 million. As of June 30, 2018, all commitments have been called. Our nominal investment in Greenway is reflected in the June 30, 2018 and December 31, 2017 Consolidated Schedules of Investments. As of June 30, 2018, distributions representing 125.5% of the committed capital of the investor have been made from Greenway. Distributions from Greenway, including return of capital and earnings, to its members from inception through June 30, 2018 totaled $188.3 million.

We act as the investment adviser to Greenway and are entitled to receive certain fees relating to our investment management services provided, including a base management fee, a performance fee and a portion of the closing fees on each investment transaction. As a result, Greenway is classified as an affiliate of ours. For the three and six months ended June 30, 2018, we earned $0.0 million and $0.0 million in fees related to Greenway, respectively, which is included in other income from non-controlled, affiliated investments in the Consolidated Statements of Operations. For the three and six months ended June 30, 2017, we recorded a net reduction of fees of $0.0 million and $0.0 million, respectively, related primarily to the reduction of the unrealized incentive fee related to Greenway’s portfolio performance, which is included in other income from non-controlled, affiliated investments in the Consolidated Statements of Operations. As of June 30, 2018 and December 31, 2017, $0.0 million and $0.1 million of fees and expenses related to Greenway, respectively, were included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

Greenway invested in securities similar to those that we invest in pursuant to investment and allocation guidelines which address, among other things, the size of the borrowers, the types of transactions and the concentration and investment ratio amongst Greenway and us. However, we have the discretion to invest in other securities.

Greenway II

On January 31, 2013, THL Credit Greenway Fund II, LLC, or Greenway II LLC, was formed as a Delaware limited liability company and is a portfolio company of ours. Greenway II LLC is a closed-end investment fund which provides for no liquidity or redemption options and is not readily marketable. Greenway II LLC operates under a limited liability agreement dated February 11, 2013, as amended, or the Greenway II LLC Agreement. Greenway II LLC will continue in existence for eight years from the final closing date, subject to earlier termination pursuant to certain terms of the Greenway II LLC Agreement. The term may also be extended for up to three additional one-year periods pursuant to certain terms of the Greenway II LLC Agreement. Greenway II LLC has a two year investment period.

As contemplated in the Greenway II LLC Agreement, we have established a related investment vehicle and entered into an investment management agreement with an account set up by an unaffiliated third party investor to invest alongside Greenway II LLC pursuant to similar economic terms. The account is also managed by us. References to “Greenway II” herein include Greenway II LLC and the account of the related investment vehicle. Greenway II has $187.0 million of commitments primarily from institutional investors. As of June 30, 2018, all commitments have been called. Our nominal investment in Greenway II is reflected in the June 30, 2018 and December 31, 2017 Consolidated Schedules of Investments. As of June 30, 2018, distributions representing 76.2% of the committed capital of the Greenway II investors have been made from Greenway II. Distributions from Greenway II to its members and investors, including return of capital and earnings, from inception through June 30, 2018 totaled $142.6 million.

We act as the investment adviser to Greenway II and are entitled to receive certain fees relating to our investment management services provided, including a base management fee, a performance fee and a portion of the closing fees on each investment transaction. As a result, Greenway II is classified as an affiliate of the Company. For the three months ended June 30, 2018 and 2017, we earned $0.2 million and $0.5 million, respectively, in fees related to Greenway II, which are included in other income from non-controlled, affiliated investment in the Consolidated Statements of Operations. For the six months ended June 30, 2018 and 2017, we earned $0.3 million and $0.6 million, respectively, in fees related to Greenway II, which are included in other income from non-controlled affiliated investments in the Consolidated Statements of Operations. As of June 30, 2018 and December 31, 2017, $0.2 million and $0.3 million, respectively, of fees and expenses related to Greenway II were included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

Other deferred assets consist of placement agent expenses incurred in connection with the offer and sale of partnership interests in Greenway II. These amounts are capitalized when commitments close and are recognized as an expense over the period when the Company expects to collect management fees from Greenway II. For the three months ended June 30, 2018 and 2017, we recognized $0 million and $0.1 million, respectively, in expenses related to placement agent expenses, which are included in other general and administrative expenses in the Consolidated Statements of Operations. For the six months ended June 30, 2018 and 2017, we recognized

$0.0 million and $0.1 million, respectively, in expenses related to placement agent expenses, which are included in other general and administrative expenses in the Consolidated Statements of Operations. As of June 30, 2018 and December 31, 2017, the other deferred assets were fully recognized.

Greenway II invested in securities similar to those that we invest in pursuant to investment and allocation guidelines which address, among other things, the size of the borrowers, the types of transactions and the concentration and investment ratio amongst Greenway II and us. However, we have the discretion to invest in other securities.

Due to and from Affiliates

The Advisor paid certain other general and administrative expenses on our behalf. As of June 30, 2018 and December 31, 2017, there was $0.3 million and $0.2 million due to affiliate, respectively, which was included in accrued expenses and other payables on the Consolidated Statements of Assets and Liabilities.

As of June 30, 2018 and December 31, 2017, the Advisor owed $0.0 million and $0.0 million, respectively, of administrator expenses as a reimbursement to us, which was included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

We act as the investment adviser to Greenway and Greenway II and are entitled to receive certain fees. As a result, each of Greenway and Greenway II is classified as an affiliate. As of June 30, 2018 and December 31, 2017, $0.3 million and $0.4 million of fees related to Greenway and Greenway II, respectively, were included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

For our controlled equity investments, as of June 30, 2018, we had $3.3 million of dividends receivable from Logan JV, Copperweld Bimetallics, LLC and C&K Market, Inc., $0.0 million of fees from OEM Group, LLC, $0.4 million of interest from Copperweld Bimetallics, LLC and $0.1 million of interest from Loadmaster Derrick & Equipment, Inc., included in interest, dividends, and fees receivable and $0.2 million of fees from Tri Starr Management Services, Inc. in prepaid expenses and other assets on the Consolidated Statements of Assets and Liabilities. As of December 31, 2017, we had $3.5 million of dividends receivable from Logan JV and C&K Market, Inc., $0.5 million of interest and fees from OEM Group, LLC included in interest, dividends, and fees receivable, $0.2 million of interest from Copperweld Bimetallics LLC, $0.1 million of interest from Loadmaster Derrick & Equipment, Inc., and $0.3 million of interest and fees from Tri Starr Management Services, Inc. in prepaid expenses and other assets, which was offset by $0.1 million of deferred revenue in other deferred liabilities, on the Consolidated Statements of Assets and Liabilities.

Critical accounting policies

Our discussion and analysis of our financial condition and results of operations are based upon our consolidated financial statements, which have been prepared in accordance with GAAP. The preparation of these consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, our significant accounting policies are further described in the notes to the consolidated financial statements.

Valuation of Portfolio Investments

As a BDC, we generally invest in illiquid securities including debt and equity investments of middle market companies. Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from an independent pricing service or one or more broker-dealers or market makers. Debt and equity securities for which market quotations are not readily available or are determined to be unreliable are valued at fair value as determined in good faith by our board of directors. Because we expect that there will not be a readily available market value for many of the investments in our portfolio, it is expected that many of our portfolio investments’ values will be determined in good faith by our board of directors in accordance with a documented valuation policy that has been reviewed and approved by our board of directors and in accordance with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available or are determined to be unreliable, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•

our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment; preliminary valuation conclusions are then documented and discussed with the investment committee of the Advisor;

•

to the extent determined by the audit committee of our board of directors, independent valuation firms are used to conduct independent appraisals of all “Level 3” investments and review the Advisor’s preliminary valuations in light of their own independent assessment unless the amounts are immaterial or have closed near quarter-end;

•

the audit committee of our board of directors reviews the preliminary valuations of the Advisor and independent valuation firms and, if necessary, responds and supplements the valuation recommendation of the independent valuation firms to reflect any comments; and

•

our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. We generally utilize an income approach to value our debt investments and a combination of income and market approaches to value our equity investments. With respect to unquoted securities, the Advisor and our board of directors, in consultation with our independent third party valuation firms, values each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors, which valuation is then approved by our board of directors.

Debt Investments

For debt investments, we generally determine the fair value primarily using an income, or yield, approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each portfolio investments. Our estimate of the expected repayment date is generally the legal maturity date of the instrument. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. The enterprise value, a market approach, is used to determine the value of equity and debt investments that are credit impaired, close to maturity or where we also hold a controlling equity interest. The method for determining enterprise value uses a multiple analysis, whereby appropriate multiples are applied to the portfolio company’s EBITDA. The collateral valuation analysis is utilized when repayment is based on the sale of the underlying collateral. This is a new technique we implemented during the quarter ended June 30, 2017.

Payment Rights

We value our investment in payment rights using an income approach that analyzes the discounted projected future cash flow streams assuming an appropriate discount rate, which will among other things consider other transactions in the market, the current credit environment, performance of the underlying portfolio company and the length of the remaining payment stream.

Equity

We use a combination of the income and market approaches to value our equity investments. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future cash flows or earnings to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, the current investment performance rating, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, transaction comparables, our principal market as the reporting entity, and enterprise values, among other factors.

Investment in Funds

In circumstances in which net asset value per share of an investment is determinative of fair value, we estimate the fair value of an investment in an investment company using the net asset value per share of the investment (or its equivalent) without further adjustment if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, we disclose the fair value of our investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level l—Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2—Quoted prices in markets that are not considered to be active or financial instruments for which significant inputs are observable, either directly or indirectly;

Level 3—Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The level of an asset or liability within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management.

We consider whether the volume and level of activity for the asset or liability have significantly decreased and identify transactions that are not orderly in determining fair value. Accordingly, if we determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

We have adopted the authoritative guidance under GAAP for estimating the fair value of investments in investment companies that have calculated net asset value per share in accordance with the specialized accounting guidance for Investment Companies. Accordingly, in circumstances in which net asset value per share of an investment is determinative of fair value, we estimate the fair value of an investment in an investment company using the net asset value per share of the investment (or its equivalent) without further adjustment if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date. Redemptions are not generally permitted in our investments in funds. The remaining term of our investments in funds is expected to be one to five years.

Revenue Recognition

We record interest income, adjusted for amortization of premium and accretion of discount, on an accrual basis to the extent that we expect to collect such amounts. Dividend income is recognized on the ex-dividend date. Original issue discount, principally representing the estimated fair value of detachable equity or warrants obtained in conjunction with the acquisition of debt securities, and market discount or premium are capitalized and accreted or amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion/amortization of discounts and premiums and upfront loan origination fees.

Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or when it is no longer probable that principal or interest will be collected. However, we may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. We record the reversal of any previously accrued income against the same income category reflected in the Consolidated Statement of Operations. As of June 30, 2018, we had loans on non-accrual status with an amortized cost basis of $9.7 million and fair value of $4.0 million. As of June 30, 2017, we had loans on non-accrual status with an amortized cost basis of $46.3 million and fair value of $27.4 million.

We have investments in our portfolio which contain a contractual PIK interest provision. PIK interest is computed at the contractual rate specified in each investment agreement, is added to the principal balance of the investment, and is recorded as income. We will cease accruing PIK interest if there is insufficient value to support the accrual or if we do not expect amounts to be collectible and will generally only begin to recognize PIK income again when all principal and interest have been paid or upon a restructuring of the investment where the interest is deemed collectable. To maintain our status as a RIC, PIK interest income, which is considered investment company taxable income, must be paid out to stockholders in the form of dividends even though we have not yet collected the cash. Amounts necessary to pay these dividends may come from available cash.

We capitalize and amortize upfront loan origination fees received in connection with the closing of investments. The unearned income from such fees is accreted into interest income over the contractual life of the loan based on the effective interest method. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees, and unamortized discounts are recorded as interest income.

Interest income from our investment in the TRA investment is recorded based upon an estimation of an effective yield to expected maturity using anticipated cash flows with any remaining amount recorded to the cost basis of the investment. We monitor the anticipated cash flows from our TRA investment and will adjust our effective yield periodically as needed.

Other income includes commitment fees, fees related to the management of Greenway and Greenway II, fees related to the management of certain controlled equity investments, structuring fees, amendment fees and unused commitment fees associated with investments in portfolio companies. These fees are recognized as income when earned by us in accordance with the terms of the applicable management or credit agreement and may or may not be recurring in nature as part of our normal business operations.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

U.S. Federal Income Taxes, Including Excise Tax

We operate so as to maintain our status as a RIC under Subchapter M of the Code and intend to continue to do so. Accordingly, we are not subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. In order to qualify for favorable tax treatment as a RIC, we are required, among other things, to distribute annually to our stockholders at least 90% of our investment company taxable income, as defined by the Code. To avoid a 4% federal excise tax on undistributed amounts, we must distribute each calendar year the sum of (i) 98% of our ordinary income for each such calendar year, (ii) 98.2% of our net capital gains for the one-year period ending October 31 of that calendar year, and (iii) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax. We may choose not to distribute all of our taxable income for the calendar year and pay a non-deductible 4% excise tax on the undistributed income. If we choose to do so, all other things being equal, this would increase expenses and reduce the amount available to be distributed to stockholders. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year distributions from such taxable income, we accrue excise taxes on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. We will accrue excise tax on undistributed taxable income as required. Please refer to “Distributions” above for a summary of the distributions. For the three months ended June 30, 2018 and 2017 we incurred U.S. federal excise tax and other tax expenses of $0.2 million and $0.2 million, respectively. For the six months ended June 30, 2018 and 2017 we incurred U.S. federal excise tax and other tax expenses of $0.3 million and $0.3 million, respectively.

Certain consolidated subsidiaries are subject to U.S. federal and state income taxes. These taxable entities are not consolidated for income tax purposes and may generate income tax liabilities or assets from permanent and temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries.

The following shows the breakdown of current and deferred income tax provisions (benefits) for the three and six months ended June 30, 2018 and 2017 (in millions):

	For the three months ended June 30,		For the six months ended June 30,
	2018	2017	2018	2017
Current income tax provision:
Current income tax benefit (provision)	$—	$(0.1)	$—	$(0.2)
Current tax provision on realized gain on investments	—	(0.8)	—	(0.8)
Deferred income tax benefit:
Deferred income tax benefit	—	0.1	—	0.2
(Provision) benefit for taxes on unrealized gain on investments	(0.1)	1.7	(0.2)	1.9

These current and deferred income taxes are determined from taxable income estimates provided by portfolio companies where we hold equity or equity-like investments organized as pass-through entities in our corporate subsidiaries. These tax estimates may be subject to further change once tax information is finalized for the year. As of June 30, 2018 and December 31, 2017, $0.0 million and $0.0 million, respectively, of income tax receivable was included in prepaid expenses and other assets on the Consolidated Statements of Assets and Liabilities. As of June 30, 2018 and December 31, 2017, $1.8 million and $2.3 million, respectively, were included in deferred tax liability on the Consolidated Statements of Assets and Liabilities primarily relating to deferred taxes on unrealized gains and other temporary book to tax differences related to investments and other book to tax differences held in our corporate subsidiaries. As of June 30, 2018 and December 31, 2017, $2.0 million (net of $3.7 million allowance) and $2.7 million (net of $1.1 million allowance), respectively, of deferred tax assets were presented on the Consolidated Statements of Assets and Liabilities relating to net operating loss carryforwards and unrealized losses on investments and other temporary book to tax differences that are expected to be used in future periods. We believe that we will be able to fully utilize these deferred tax assets against future taxable income.

Under the RIC Modernization Act (the “RIC Act”), we are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during post-enactment taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under the rules applicable to pre-enactment capital losses.

Because U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

We follow the provisions under the authoritative guidance on accounting for and disclosure of uncertainty in tax positions. The provisions require us to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions not meeting the more likely than not threshold, the tax amount recognized in the consolidated financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. There are no unrecognized tax benefits or obligations in the accompanying consolidated financial statements. Although we file U.S. federal and state tax returns, our major tax jurisdiction is U.S. federal. Our inception-to-date U.S. federal tax years remain subject to examination by taxing authorities.

Portfolio Management

As of December 31, 2017, our portfolio managers, who are primarily responsible for our day-to-day management, manage other investment vehicles. See “The Advisor – Portfolio managers.”

Christopher J. Flynn, in his capacity as a member of the Advisor’s Direct Lending Investment Committee, manages one registered investment company with a total of approximately $627.7 million in assets under management, which is subject to a performance fee; seven pooled investment vehicles other than registered investment companies with a total of approximately $680.0 million in assets under management, of which four accounts are subject to a performance fee and $565.2 million assets are subject to a performance fee; and one other account with a total of approximately $6.3 million in assets under management, which is subject to a performance fee.

Terrence W. Olson, in his capacity as a member of the Advisor’s Direct Lending Investment Committee, manages one registered investment company with a total of approximately $627.7 million in assets under management, which is subject to a performance fee; seven pooled investment vehicles other than registered investment companies with a total of approximately $680.0 million in assets under management, of which four accounts are subject to a performance fee and $565.2 million assets are subject to a performance fee; and one other account with a total of approximately $6.3 million in assets under management, which is subject to a performance fee.

W. Montgomery Cook, in his capacity as a member of the Advisor’s Direct Lending Investment Committee, manages one registered investment company with a total of approximately $627.7 million in assets under management, which is subject to a performance fee; seven pooled investment vehicles other than registered investment companies with a total of approximately $680.0 million in assets under management, of which four accounts are subject to a performance fee and $565.2 million assets are subject to a performance fee; and one other account with a total of approximately $6.3 million in assets under management, which is subject to a performance fee.

James R. Fellows, in his capacity as a member of the Advisor’s Direct Lending Committee and the Advisor’s Tradable Credit Investment Committee, manages seven registered investment companies with a total of approximately $1.5 billion in assets under management, of which one account is subject to a performance fee and $627.7 million assets are subject to a performance fee; 32 pooled investment vehicles other than registered investment companies with a total of approximately $9.3 billion in assets under management, of which 23 accounts are subject to a performance fee and $8.3 billion assets are subject to a performance fee; and eight other accounts with a total of approximately $853.0 million in assets under management, of which one account is subject to a performance fee and $6.3 million assets are subject to a performance fee.

Howard H. Wu, in his capacity as a member of the Advisor’s Direct Lending Investment Committee, manages one registered investment company with a total of approximately $627.7 million in assets under management, which is subject to a performance fee; seven pooled investment vehicles other than registered investment companies with a total of approximately $680.0 million in assets under management, of which four accounts are subject to a performance fee and $565.2 million assets are subject to a performance fee; and one other account with a total of approximately $6.3 million in assets under management, which is subject to a performance fee.

Recent Developments

From July 1, 2018 through September 30, 2018, we closed two new first lien senior secured debt investments totaling $11.7 million and one new equity investment totaling $0.8 million. Additionally, we made follow-on investments totaling $7.9 million, including a $4.0 million investment in Logan JV. The new and follow-on fixed or floating rate investments have a combined weighted average yield based upon cost at the time of the investment of 9.8%.

On July 25, 2018, we received $15.0 million in proceeds from the partial repayment of our first lien senior secured term loan in Alex Toys, LLC.

On August 2, 2018, we received $5.2 million in proceeds from the repayment of our second lien term loan in Gold, Inc.

On August 7, 2018, in consultation with our board of directors, we accepted the Advisor’s proposal to extend its waiver of 100% of the incentive fees accrued through June 30, 2019. Such incentive fees waived shall not be subject to recoupment. Refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Party Transactions” for more information.

On August 7, 2018, our board of directors declared a dividend of $0.27 per share payable on September 28, 2018 to stockholders of record at the close of business on September 14, 2018.

On August 17, 2018, we received $10.2 million in proceeds from the repayment of our second lien term loan in Dodge Data & Analytics LLC.

On September 19, 2018, we received $11.1 million in proceeds from the repayments of our senior secured term loan and senior secured delayed draw term loan in BeneSys Inc.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. As of June 30, 2018, 95.3% of the debt investments in our portfolio are floating rate loans, based upon fair market value. In the future, we expect other debt investments in our portfolio will have floating rates. These floating rate loans typically bear interest in reference to LIBOR, which are indexed to 30-day, 60-day, 90-day or 180-day LIBOR rates subject to an interest rate floor. As of June 30, 2018 and December 31, 2017, the weighted average interest rate floor on our floating rate loans was 0.92% and 0.94%, respectively. Our Revolving Facility is also subject to floating interest rates.

Based on our June 30, 2018, Consolidated Statement of Assets and Liabilities, the following table shows the annual impact on net income of changes in interest rates, which assumes no changes in our investments and borrowings (in millions):

Change in Basis Points	Interest Income	Interest Expense	Net Income (1)
Up 300 basis points	$11.7	$4.3	$7.4
Up 200 basis points	$7.8	$2.9	$4.9
Up 100 basis points	$3.9	$1.4	$2.5
Down 300 basis points	$(4.8)	$(3.0)	$(1.8)
Down 200 basis points	$(4.8)	$(2.8)	$(2.0)
Down 100 basis points	$(3.7)	$(1.4)	$(2.3)

(1)

Excludes the impact of incentive fees based on pre-incentive fee net investment income. See “Note 4. Related Party Transaction” footnote to our consolidated financial statements for the three and six months ended June 30, 2018 for more information on the incentive fee.

Although we believe that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments, including borrowings under our Revolving Facility, that could affect net increase in net assets resulting from operations, or net income.

In the future, we may use other standard hedging instruments such as futures, options and forward contacts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments.

From time to time, we may make investments that are denominated in a foreign currency. These investments are translated into U.S. dollars at each balance sheet date, exposing us to movements in foreign exchange rates. We have the ability to borrow in certain foreign currencies under our Revolving Credit Facility. Instead of entering into a foreign exchange forward contract in connection with loans or other investments we have made that are denominated in a foreign currency, we may borrow in that currency to establish a natural hedge against our loan or investment.

SENIOR SECURITIES

(dollar amounts in thousands, except per unit data)

Information about our senior securities (including preferred stock, debt securities and other indebtedness) is shown in the following tables as of the end of each fiscal year ended December 31, 2017, 2016, 2015, 2014, 2013, 2012, 2011 and 2010 and as of June 30, 2018. The report of our independent registered public accounting firm, PricewaterhouseCoopers LLP, on the senior securities table as of December 31, 2017, is attached as an exhibit to the registration statement of which this prospectus supplement and the accompanying prospectus is a part. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Average Market Value Per Unit (4)
Class and Year
Revolving Facility
Fiscal Year 2018 (as of June 30, 2018, unaudited)	$143,201	$4,084	$—	N/A
Fiscal 2017	$167,317	$3,696	$—	N/A
Fiscal 2016	$107,861	$6,284	$—	N/A
Fiscal 2015	$152,151	$5,012	$—	N/A
Fiscal 2014	$188,351	$4,186	$—	N/A
Fiscal 2013	$111,300	$5,905	$—	N/A
Fiscal 2012	$—	$—	$—	N/A
Fiscal 2011	$5,000	$54,523	$—	N/A
Fiscal 2010	$—	$—	$—	N/A
Term Loan Facility
Fiscal 2016	$75,000	$9,038	$—	N/A
Fiscal 2015	$106,500	$7,160	$—	N/A
Fiscal 2014	$106,500	$7,403	$—	N/A
Fiscal 2013	$93,000	$7,067	$—	N/A
Fiscal 2012	$50,000	$7,950	$—	N/A
Fiscal 2011	$—	$—	$—	N/A
Fiscal 2010	$—	$—	$—	N/A
2021 Notes
Fiscal Year 2018 (as of June 30, unaudited)	$50,000	$11,696	$—	$11,531
Fiscal 2017	$50,000	$12,367	$—	$12,115
Fiscal 2016	$50,000	$13,556	$—	$13,404
Fiscal 2015	$50,000	$15,251	$—	$15,032
Fiscal 2014	$50,000	$15,769	$—	$15,422
2022 Notes
Fiscal Year 2018 (as of June 30, unaudited)	$60,000	$9,747	$—	$9,490
Fiscal 2017	$60,000	$10,306	$—	$9,951
Fiscal 2016	$60,000	$11,297	$—	$11,158
Fiscal 2015	$35,000	$21,787	$—	$21,849
Total Senior Securities
Fiscal Year 2018 (as of June 30, unaudited)	$253,201	$25,527	$—	$21,021
Fiscal 2017	$277,317	$26,369	$—	$22,066
Fiscal 2016	$292,861	$40,175	$—	$24,562
Fiscal 2015	$343,651	$49,210	$—	$36,881
Fiscal 2014	$344,851	$27,358	$—	$15,422
Fiscal 2013	$204,300	$12,972	$—	N/A
Fiscal 2012	$50,000	$7,950	$—	N/A
Fiscal 2011	$5,000	$54,523	$—	N/A
Fiscal 2010	$—	$—	$—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)

The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per Unit.”

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)

Average market price per unit for the Existing Notes represents the average of the daily closing prices as reported on the NYSE during the period presented. Not applicable to the Revolving Facility and Term Loan because these are not registered for public trading.

UNDERWRITING

Keefe, Bruyette & Woods, Inc. is acting as representative of the underwriters named below. Subject to the terms and conditions set forth in an underwriting agreement among us, the Advisor and the underwriters, we have agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from us, the principal amount of Notes set forth opposite its name below.

Underwriter	Principal Amount of Notes
Keefe, Bruyette & Woods, Inc.	$
Janney Montgomery Scott LLC	$
B. Riley FBR, Inc.	$
BB&T Capital Markets, a division of BB&T Securities, LLC	$
D.A. Davidson & Co.	$
Ladenburg Thalmann & Co. Inc.	$
William Blair & Company, L.L.C.	$

Total	$

Subject to the terms and conditions set forth in the underwriting agreement, the underwriters have agreed, severally and not jointly, to purchase all of the Notes sold under the underwriting agreement if any of the Notes are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the underwriting agreement may be terminated.

We and the Advisor have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the Notes, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the conditions contained in the underwriting agreement, such as the receipt by the underwriters of officers’ certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part. Investors must pay for the Notes purchased in this offering on or about                     , 2018.

    Commissions and Discounts

An underwriting discount of     % per Note will be paid by us. This underwriting discount will also apply to any Notes purchased pursuant to the overallotment option.

The following table shows the total underwriting discounts and commissions that we are to pay to the underwriters in connection with this offering. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Note	Without Option	With Option
Public offering price	$	$	$
Underwriting discounts and commissions	$	$	$
Proceeds, before expenses, to THL Credit, Inc.	$	$	$

The expenses of the offering, not including the underwriting discount, are estimated at $     million and are payable by us. We will pay the fees and expenses (including reasonable legal fees and disbursements) incident to securing any required review by the Financial Industry Regulatory Authority, Inc. of the terms of the sale of the Notes in this offering in an amount not to exceed $10,000.

    Overallotment Option

We have granted an option to the underwriters to purchase up to an additional $     aggregate principal amount of the Notes offered hereby at the public offering price, less the underwriting discounts and commissions, within 30 days from the date of this prospectus supplement solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional Notes proportionate to that underwriter’s initial principal amount reflected in the table above.

    No Sales of Similar Securities

We have agreed not to directly or indirectly sell, offer to sell, enter into any agreement to sell, or otherwise dispose of, any debt securities issued by the Company which are substantially similar to the Notes or securities convertible into such debt securities which are substantially similar to the Notes for a period of 30 days after the date of this prospectus supplement without first obtaining the written consent of Keefe, Bruyette & Woods, Inc. This consent may be given at any time without public notice.

    Listing

The Notes are a new issue of securities with no established trading market. We intend to list the Notes on the NYSE and will use our reasonable best efforts to maintain such listing. We expect trading in the Notes on the NYSE to begin within 30 days after the original issue date under the trading symbol “TCRW”. Currently there is no public market for the Notes.

We have been advised by certain of the underwriters that they presently intend to make a market in the Notes or the Existing Notes after completion of the offering as permitted by applicable laws and regulations. The underwriters are not obligated, however, to make a market in the Notes and any such market-making may be discontinued at any time in the sole discretion of the underwriters without any notice. Accordingly, no assurance can be given as to the liquidity of, or development of a public trading market for, the Notes. If an active public trading market for the Notes does not develop, the market price and liquidity of the Notes may be adversely affected.

    Price Stabilization, Short Positions

In connection with the offering, the underwriters may purchase and sell Notes in the open market. These transactions may include overallotment, covering transactions and stabilizing transactions. Overallotment involves sales of securities in excess of the aggregate principal amount of securities to be purchased by the underwriters in the offering, which creates a short position for the underwriters. Covering transactions involve purchases of the securities in the open market after the distribution has been completed in order to cover short positions. Stabilizing transactions consist of certain bids or purchases of securities made for the purpose of preventing or retarding a decline in the market price of the securities while the offering is in progress.

The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representative has repurchased Notes sold by or for the account of such underwriter in stabilizing or short covering transactions.

Any of these activities may cause the price of the Notes to be higher than the price that otherwise would exist in the open market in the absence of such transactions. These transactions may be affected in the over-the-counter market or otherwise and, if commenced, may be discontinued at any time without any notice relating thereto.

    Other Relationships

An affiliate of Keefe, Bruyette & Woods, Inc. is a lender under our Revolving Facility. Accordingly, the affiliate of such underwriter will receive a portion of the net proceeds from this offering. Certain of the underwriters and their affiliates have provided in the past and may provide from time to time in the future in the ordinary course of their business certain commercial banking, financial advisory, investment banking and other services to us, our portfolio companies or our affiliates for which they have received or will be entitled to receive separate fees. In particular, the underwriters or their affiliates may execute transactions with us, on behalf of us, any of our portfolio companies or our affiliates. In addition, the underwriters or their affiliates may act as arrangers, underwriters or placement agents for companies whose securities are sold to or whose loans are syndicated to us, our portfolio companies or our affiliates.

The underwriters or their affiliates may also trade in our securities, securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to us, any of our portfolio companies or our affiliates.

After the date of this prospectus supplement, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public. Any such information is obtained by the underwriters and their affiliates in the ordinary course of its business and not in connection with the offering of the Notes. In addition, after the offering period for the sale of the Notes, the underwriters or their affiliates may develop analyses or opinions related to us or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding us to our noteholders or any other persons.

In the ordinary course of their various business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. Certain of the underwriters and their affiliates that have a lending relationship with us routinely hedge their credit exposure to us consistent with their customary risk management policies. Typically, such underwriters and their affiliates would hedge such exposure by entering into transactions that consist of either the purchase of credit default swaps or the creation of short positions in our securities, including potentially the Notes offered hereby. Any such short positions could adversely affect future trading prices of the Notes offered hereby. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

The principal business addresses of the underwriters are: Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, NY 10019; Janney Montgomery Scott LLC, 1717 Arch Street, Philadelphia, PA 19103; B. Riley FBR, Inc., 299 Park Avenue, 7th Floor, New York, NY 10171; BB&T Capital Markets, a division of BB&T Securities, LLC, 901 East Byrd Street, Suite 300, Richmond, VA 23219; D.A. Davidson & Co., 8 Third Street North, Great Falls, MT 59401; Ladenburg Thalmann & Co. Inc., 277 Park Avenue, 26th Floor, New York, New York 10172; and William Blair & Company, L.L.C., 222 West Adams Street, Chicago, IL 60606.

It is expected that delivery of the notes will be made against payment therefor on or about October     , 2018, which is the          business day following the date hereof (such settlement cycle being referred to as “T+    ”). Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), trades in the secondary market generally are required to settle in two business days unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the notes on any date prior to the second business day before delivery thereof will be required, by virtue of the fact that the notes initially will settle in T+    , to specify an alternative settlement cycle at the time of any such trade to prevent failed settlement. Purchasers of the notes who wish to trade the notes prior to their date of delivery hereunder should consult their own advisors.

    Other Jurisdictions

Other than in the United States, no action has been taken by us or the underwriters that would permit a public offering of the Notes offered by this prospectus supplement in any jurisdiction where action for that purpose is required. The Notes offered by this prospectus supplement may not be offered or sold, directly or indirectly, nor may this prospectus supplement or any other offering material or advertisements in connection with the offer and sale of any such Notes be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus supplement comes are advised to inform themselves about and to observe any restriction relating to the offering and the distribution of this prospectus supplement. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of an offer to buy the Notes offered by this prospectus supplement and the accompanying prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.

CERTAIN U.S. FEDERAL INCOME AND ESTATE TAX CONSEQUENCES TO NON-U.S. HOLDERS

The following is a summary of certain United States federal income and estate tax consequences of the purchase, ownership and disposition of the Notes by a non-U.S. holder (as defined below) as of the date hereof. This summary deals only with Notes that are held as capital assets (within the meaning of Section 1221 of the Code) by non-U.S. holders who purchase the Notes for cash upon original issuance at their “issue price” (the first price at which a substantial amount of the Notes is sold for money to investors, excluding sales to bond houses, brokers or similar persons or organizations acting in the capacity of underwriter, placement agent or wholesaler). If you are not a non-U.S. holder, this summary does not apply to you.

Except as modified for estate tax purposes (as discussed below), a “non-U.S. holder” means a beneficial owner of the Notes that is, for United States federal income tax purposes, an individual, corporation, estate or trust other than any of the following:

•	an individual who is a citizen or resident of the United States;

•

a corporation (or any other entity treated as a corporation for United States federal income tax purposes) that is created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to United States federal income taxation regardless of its source; or

•

a trust if it (1) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

This summary is based upon provisions of the Code, final, temporary and proposed United States Treasury regulations, administrative rulings and judicial decisions as of the date hereof. Those authorities may be changed or subject to different interpretations, perhaps retroactively, so as to result in United States federal income and estate tax consequences different from those summarized below. This summary does not address all aspects of United States federal income and estate taxes that may be relevant to non-U.S. holders in light of their personal circumstances, does not address the effects of any United States federal taxes other than income and estate taxes (such as gift taxes and the Medicare tax on certain investment income) and does not deal with non-U.S., state, local or other tax considerations. In addition, it does not represent a detailed description of the United States federal income and estate tax consequences applicable to you if you are subject to special treatment under the United States federal income tax laws (including if you are a United States expatriate, “controlled foreign corporation,” “passive foreign investment company,” a partnership or other pass-through entity for United States federal income tax purposes (or an investor in such an entity), a financial institution, a tax-exempt entity or a person subject to alternative minimum tax). Moreover, we cannot assure you that a change in law will not alter significantly the tax considerations that we describe in this summary.

If any entity classified as a partnership for United States federal income tax purposes holds the Notes, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If you are a partner of a partnership considering an investment in the Notes, you should consult your tax advisors.

If you are considering the purchase of Notes, you should consult your tax advisors concerning the particular United States federal income and estate tax consequences to you of the purchase, ownership and disposition of the Notes, as well as the consequences to you arising under other United States federal tax laws and the laws of any other taxing jurisdiction.

United States Federal Withholding Tax

Subject to the discussion of backup withholding and FATCA below, United States federal withholding tax will not apply to any payment of interest on the Notes under the “portfolio interest rule,” provided that:

•	interest paid on the Notes is not effectively connected with your conduct of a trade or business in the United States;

•

you do not actually (or constructively) own 10% or more of the total combined voting power of all classes of our voting stock within the meaning of the Code and applicable United States Treasury regulations;

•	you are not a controlled foreign corporation that is related to us through stock ownership;

•	you are not a bank whose receipt of interest on the Notes is described in Section 881(c)(3)(A) of the Code; and

•

either (a) you provide your name and address on an Internal Revenue Service, or IRS, Form W-8BEN or W-8BEN-E (or other applicable form), and certify, under penalties of perjury, that you are not a United States person as defined under the Code or (b) you hold your Notes through certain non-U.S. intermediaries and satisfy the certification requirements of applicable United States Treasury regulations. Special certification rules apply to non-U.S. holders that are pass-through entities rather than corporations or individuals.

If you cannot satisfy the requirements described above, payments of interest made to you will be subject to a 30% United States federal withholding tax, unless you provide the applicable withholding agent with a properly executed:

•	IRS Form W-8BEN or W-8BEN-E (or other applicable form) claiming an exemption from or reduction in withholding under the benefit of an applicable income tax treaty; or

•

IRS Form W-8ECI (or other applicable form) stating that interest paid on the Notes is not subject to withholding tax because it is effectively connected with your conduct of a trade or business in the United States (as discussed below under “—United States Federal Income Tax”).

The 30% United States federal withholding tax generally will not apply to any payment of principal or gain that you realize on a sale, exchange, retirement, redemption or other taxable disposition of a Note.

United States Federal Income Tax

If you are engaged in a trade or business in the United States and interest on the Notes is effectively connected with the conduct of that trade or business (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment), then you will generally be subject to United States federal income tax on that interest on a net income basis in the same manner as if you were a United States person as defined under the Code. In addition, if you are a foreign corporation, you may be subject to a branch profits tax equal to 30% (or a lower applicable income tax treaty rate) of your effectively connected earnings and profits, subject to adjustments. If interest is effectively connected with your conduct of a United States trade or business (whether or not an income tax treaty applies), such interest will be exempt from the 30% United States federal withholding tax, provided the certification requirements discussed above in “—United States Federal Withholding Tax” are satisfied.

Subject to the discussion of backup withholding and FATCA below, any gain recognized on a sale or other taxable disposition (including a retirement or redemption) of a Note generally will not be subject to United States federal income tax unless:

•

the gain is effectively connected with your conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment), in which case such gain will generally be subject to United States federal income tax (and possibly branch profits tax) in the same manner as effectively connected interest as described above; or

•

you are an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other conditions are met, in which case, unless an applicable income tax treaty provides otherwise, you will generally be subject to a 30% United States federal income tax on any gain recognized in such a taxable year, which may be offset by certain United States source losses provided that you have timely filed United States federal income tax returns with respect to such losses.

United States Federal Estate Tax

If you are an individual and are not a United States citizen or a resident of the United States (as specifically defined for United States federal estate tax purposes) at the time of your death, your estate generally will not be subject to United States federal estate tax on Notes beneficially owned (or deemed to be owned) by you at the time of your death, provided that any interest payment to you on the Notes, if received at such time, would be eligible for exemption from the 30% United States federal withholding tax under the “portfolio interest rule” described above under “—United States Federal Withholding Tax,” without regard to the certification requirement described in the fifth bullet point of that section.

Information Reporting and Backup Withholding

Generally, information reporting requirements will apply to the amount of interest paid to you and the amount of tax, if any, withheld with respect to those payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which you reside under the provisions of an applicable income tax treaty or agreement.

In general, you will not be subject to backup withholding with respect to interest payments on the Notes made to you if the applicable withholding agent has received from you the certification described above in the fifth bullet point under “—United States Federal Withholding Tax.”

Information reporting and, depending on the circumstances, backup withholding will apply to the proceeds of a sale or other taxable disposition (including a retirement or redemption) of Notes made within the United States or conducted through certain United States-related financial intermediaries, unless you certify under penalties of perjury that you are a non-U.S. holder, or you otherwise establish an exemption.

Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against your United States federal income tax liability provided the required information is timely furnished to the IRS.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code and related administrative guidance (such provisions commonly referred to as “FATCA”), a 30% United States federal withholding tax may apply to any interest income paid on the Notes and, for a disposition (including a retirement or redemption) of a Note occurring after December 31, 2018, the gross proceeds from such disposition, in each case paid to (i) a “foreign financial institution” (as specifically defined for purposes of FATCA and whether such foreign financial institution is the beneficial owner or an intermediary) which does not provide sufficient documentation, typically on IRS Form W-8BEN-E, evidencing either (x) an exemption from FATCA, or (y) its compliance (or deemed compliance) with FATCA (which may alternatively be in the form of compliance with an intergovernmental agreement with the United States) in a manner which avoids withholding, or (ii) a “non-financial foreign entity” (as specifically defined for purposes of FATCA and whether such non-financial foreign entity is the beneficial owner or an intermediary) which does not provide sufficient documentation, typically on IRS Form W-8BEN-E, evidencing either (x) an exemption from FATCA, or (y) adequate information regarding certain substantial United States beneficial owners of such entity (if any). If an interest payment is both subject to withholding under FATCA and subject to the withholding tax discussed above under “—United States Federal Withholding Tax,” an applicable withholding agent may credit the withholding under FATCA against, and therefore reduce, such other withholding tax. You should consult your tax advisors regarding these rules and whether they may be relevant to your purchase, ownership and disposition of the Notes.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Simpson Thacher & Bartlett LLP, Washington, D.C. Certain legal matters in connection with the securities offered hereby will be passed upon for the underwriters by Proskauer Rose LLP, Washington, D.C.

EXPERTS

The financial statements as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of December 31, 2017 included in the accompanying prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, 101 Seaport Blvd., Boston, Massachusetts 02210, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AVAILABLE INFORMATION

We have filed a registration statement with the SEC on Form N-2, including amendments, relating to the Notes offered by this prospectus supplement and the accompanying prospectus. The registration statement contains additional information about us and the Notes being offered by this prospectus supplement and the accompanying prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus supplement and accompanying prospectus form a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090 . The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. The information is available free of charge by contacting us at THL Credit, Inc., 100 Federal Street, 31st floor, Boston, MA 02110, or by calling us at (800) 450-4424 or on our website at www.THLCreditBDC.com.

INDEX TO FINANCIAL STATEMENTS

UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

THL Credit, Inc. and Subsidiaries

Consolidated Statements of Assets and Liabilities

(in thousands, except per share data)

(unaudited)

	June 30, 2018	December 31, 2017
Assets:
Investments at fair value:
Non-controlled, non-affiliated investments (cost of $363,060 and $484,816, respectively)	$354,505	$449,951
Controlled investments (cost of $177,577 and $155,547, respectively)	177,724	158,736
Non-controlled, affiliated investments (cost of $23,655 and $4, respectively)	26,752	4
Cash	12,545	3,617
Escrow receivable	6,597	—
Interest, dividends, and fees receivable	7,714	7,835
Deferred financing costs	2,600	2,890
Deferred tax assets	2,047	2,661
Prepaid expenses and other assets	1,618	1,583
Due from related parties	570	407

Total assets	$592,672	$627,684

Liabilities:
Loans payable ($143,201 and $167,317 face amounts, respectively, reported net of deferred financing costs of $0 and $0, respectively. See Note 7)	$143,201	$167,317
Notes payable ($110,000 and $110,000 face amounts, respectively, reported net of deferred financing costs of $2,654 and $2,985, respectively. See Note 7)	107,345	107,015
Accrued expenses and other payables	2,449	2,829
Base management fees payable	2,333	2,556
Deferred tax liability	1,833	2,336
Accrued incentive fees	888	972
Accrued interest and fees	337	551
Other deferred liabilities	23	79

Total liabilities	258,409	283,655
Commitments and contingencies (Note 8)
Net Assets:
Common stock, par value $.001 per share, 100,000 common shares authorized, 32,674 and 32,674 shares issued and outstanding at June 30, 2018 and December 31, 2017, respectively	33	33
Paid-in capital in excess of par	433,974	434,197
Net unrealized depreciation on investments, net of provision for taxes of $1,665 and $1,511, respectively	(6,654)	(34,660)
Accumulated net realized losses	(102,954)	(67,393)
Accumulated undistributed net investment income	9,762	11,150

Total net assets attributable to THL Credit, Inc.	334,161	343,327
Net assets attributable to non-controlling interest	102	702

Total net assets	$334,263	$344,029

Total liabilities and net assets	$592,672	$627,684

Net asset value per share attributable to THL Credit, Inc.	$10.23	$10.51

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	For the three months ended June 30,		For the six months ended June 30,
	2018	2017	2018	2017
Investment Income:
From non-controlled, non-affiliated investments:
Interest income	$12,780	$13,802	$24,986	$27,735
Dividend income	17	139	17	139
Other income	432	1,030	551	1,495
From non-controlled, affiliated investments:
Interest income	609	—	609	—
Other income	288	284	543	540
From controlled investments:
Interest income	1,363	1,768	2,767	3,647
Dividend income	2,827	3,111	5,440	6,241
Other income	41	141	133	282

Total investment income	18,357	20,275	35,046	40,079
Expenses:
Interest and fees on borrowings	3,791	3,941	7,357	7,813
Base management fees	2,333	2,658	4,652	5,212
Incentive fees	(9)	1,151	(9)	2,465
Administrator expenses	537	711	1,128	1,537
Other general and administrative expenses	573	541	996	1,046
Amortization of deferred financing costs	312	405	620	805
Professional fees	373	429	710	704
Directors’ fees	204	169	398	349

Total expenses	8,114	10,005	15,852	19,931
Income tax provision, excise and other taxes	144	116	268	305

Net investment income	10,099	10,154	18,926	19,843
Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments:
Net realized (loss) gain on investments:
Non-controlled, non-affiliated investments	(22,254)	(10,053)	(35,467)	(10,951)
Non-controlled, affiliated investments	(3,125)	—	(3,125)	—
Controlled investments	245	—	343	—
Foreign currency transactions	(202)	(1)	(203)	(74)

Net realized loss on investments	(25,336)	(10,054)	(38,452)	(11,025)

Net change in unrealized (depreciation) appreciation on investments:
Non-controlled, non-affiliated investments	16,349	346	26,919	(2,924)
Non-controlled, affiliated investments	3,091	—	3,091	—
Controlled investments	(2,723)	457	(3,044)	(19)
Translation of assets and liabilities in foreign currencies	533	(593)	1,193	(519)

Net change in unrealized appreciation (depreciation) on investments	17,250	210	28,159	(3,462)
Net change in unrealized (depreciation) appreciation attributable to non-controlling interests	(353)	54	(601)	113

Net realized and unrealized loss from investments	(8,439)	(9,790)	(10,894)	(14,374)
Provision for taxes on realized gain on investments	—	(835)	—	(835)
(Provision) benefit for taxes on unrealized gain on investments	(121)	1,744	(154)	1,896

(Provision) benefit for taxes on realized and unrealized gain on investments	(121)	909	(154)	1,061

Net (decrease) increase in net assets resulting from operations	$1,539	$1,273	$7,878	$6,530

Net investment income per common share:
Basic and diluted	$0.31	$0.31	$0.58	$0.60
Net increase in net assets resulting from operations per common share:
Basic and diluted	$0.05	$0.04	$0.24	$0.20
Dividends declared and paid	$0.27	$0.27	$0.54	$0.54
Weighted average shares of common stock outstanding:
Basic and diluted	32,674	32,873	32,674	32,899

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Statements of Changes in Net Assets

(in thousands)

(unaudited)

	For the six months ended June 30,
	2018	2017
Increase in net assets from operations:
Net investment income	$18,926	$19,843
Net realized loss on investments	(38,452)	(11,025)
Net change in unrealized appreciation (depreciation) on investments	28,159	(3,462)
Provision for taxes on realized gain on investments	—	(835)
Net change in unrealized (depreciation) appreciation attributable to non-controlling interests	(601)	113
(Provision) benefit for taxes on unrealized gain (loss) on investments	(154)	1,896

Net increase in net assets resulting from operations	7,878	6,530
Distributions to stockholders:
Distributions to stockholders from net investment income	(17,644)	(17,753)

Total distributions to stockholders	(17,644)	(17,753)
Capital share transactions:
Issuance of common stock from reinvestment of dividend	—	3
Repurchase of common stock	—	(1,502)

Net decrease in net assets from capital share transactions	—	(1,499)

Total decrease in net assets	(9,766)	(12,722)
Net assets at beginning of period	344,029	389,820

Net assets at end of period	$334,263	$377,098

Common shares outstanding at end of period	32,674	32,776

Capital share activity:
Shares repurchased	—	150

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	For the six months ended June 30,
	2018	2017
Cash flows from operating activities:
Net increase in net assets resulting from operations	$7,878	$6,530
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net change in unrealized (appreciation) depreciation on investments	(27,559)	2,830
Net realized loss on investments	38,660	11,494
Net realized loss on foreign exchange currency transactions	163	1
Increase in investments due to interest paid-in-kind	(468)	(1,587)
Amortization of deferred financing costs	620	805
Accretion of discounts on investments and other fees	(1,920)	(2,233)
Changes in operating assets and liabilities:
Purchases of investments	(36,418)	(61,707)
Proceeds from sale and paydown of investments	69,134	46,123
Decrease in interest, dividends and fees receivable	121	312
Decrease in deferred offering costs	148	—
(Increase) decrease in due from affiliate	(163)	66
Decrease in prepaid expenses and other assets	228	109
Increase in income taxes payable	—	876
Decrease (increase) in deferred tax asset	614	(1,467)
Increase in accrued expenses and other payables	(239)	44
Decrease in accrued credit facility fees and interest	(214)	(906)
Decrease in deferred tax liability	(503)	(586)
(Decrease) increase in base management fees payable	(223)	50
Decrease in other deferred liabilities	(56)	(229)
Decrease in accrued incentive fees payable, net	(84)	(1,004)

Net cash provided by (used in) operating activities	49,719	(479)
Cash flows from financing activities:
Repurchase of common stock	—	(1,502)
Borrowings under credit facility	31,000	57,879
Repayments under credit facility	(54,088)	(40,500)
Issuance of shares of common stock from dividend reinvestment	—	3
Distributions paid to stockholders	(17,644)	(17,753)
Financing and offering costs paid	(59)	(100)

Net cash used in financing activities	(40,791)	(1,973)

Net increase (decrease) in cash	8,928	(2,452)
Cash, beginning of period	3,617	6,376

Cash, end of period	$12,545	$3,924

Supplemental Disclosure of Cash Flow Information:
Cash interest paid	$6,919	$7,486
Income taxes paid	$6	$25
PIK income earned	$772	$1,101

Non-cash Operating Activities:

For the three months ended June 30, 2018 and 2017, 0 shares and 0.3 shares of common stock were issued in connection with dividend reinvestments of $0 and $3, respectively. For the six months ended June 30, 2018 and 2017, 0 shares and 0.3 shares of common stock were issued in connection with dividend reinvestments of $0 and $3, respectively.

See Note 5 in the notes to consolidated financial statements for non-cash restructurings.

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments

June 30, 2018

(dollar amounts in thousands)

(unaudited)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate (4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal (5) No. of Shares/ No. of Units	Amortized Cost	Fair Value (6)
Non-controlled/non-affiliated investments —106.06% of net asset value
First lien senior secured debt
—89.72% of net asset value

Canada
—4.58% of net asset value
Fairstone Financial Inc. (7)(16)(25)	Financial services	8.7% (CDOR + 7%)	3/31/2017	3/31/2023	$15,204	$15,001	$15,280

			Subtotal Canada		$15,204	$15,001	$15,280

Midwest
—10.21% of net asset value
1-800 Hansons, LLC (30)	IT services	8.8% (LIBOR + 6.5%)	10/19/2017	10/19/2022	$3,912	$3,850	$3,883
1-800 Hansons, LLC (30)	IT services	8.8% (LIBOR + 6.5%)	10/19/2017	10/19/2022	72	67	72
BeneSys Inc.	Business services	12.4% (LIBOR + 10.3%)	3/31/2014	3/31/2019	10,685	10,655	10,685
BeneSys Inc. (9)	Business services	12.4% (LIBOR + 10.3%)	8/1/2014	3/31/2019	436	435	436
Home Partners of America, Inc. (16)	Consumer products and services	8.3% (LIBOR + 6.3%)	10/13/2016	10/13/2022	7,811	7,699	7,888
Home Partners of America, Inc. (16)(31)	Consumer products and services	8.3% (LIBOR + 6.3%)	6/29/2018	10/13/2022	—	—	—
Matilda Jane Holdings, Inc.	Consumer products and services	10.6% (LIBOR + 8.5%)	4/28/2017	4/28/2022	11,408	11,209	11,179

			Subtotal midwest		$34,324	$33,915	$34,143

Northeast
—25.26% of net asset value
Alex Toys, LLC	Consumer products and services	13.1% (LIBOR + 10.8%) (12.3% Cash + 0.75% PIK)	6/30/2014	8/15/2019	$24,264	$24,112	$22,324
Anexinet Corp.	IT services	8.6% (LIBOR + 6.5%)	7/28/2017	7/28/2022	16,956	16,678	16,787
Constructive Media, LLC	Media, entertainment and leisure	12.3% (LIBOR + 10%)	11/23/2015	11/23/2020	11,130	11,021	11,130
Dodge Data & Analytics LLC	IT services	11.1% (LIBOR + 8.8%)	11/20/2014	10/31/2019	10,359	10,301	10,359
HealthDrive Corporation	Healthcare	10.1% (LIBOR + 8.1%)	11/21/2016	11/21/2021	9,850	9,732	9,776
HealthDrive Corporation (9)	Healthcare	10.1% (LIBOR + 8.1%)	11/21/2016	11/21/2021	2,000	1,976	2,000
smarTours, LLC	Consumer products and services	9.1% (LIBOR + 6.8%)	10/31/2017	10/31/2022	6,284	6,175	6,237

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments

June 30, 2018

(dollar amounts in thousands)

(unaudited)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate (4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal (5) No. of Shares/ No. of Units	Amortized Cost	Fair Value (6)
smarTours, LLC (9)(10)	Consumer products and services	9.1% (LIBOR + 6.8%)	10/31/2017	10/31/2022	—	(13)	—
Women’s Health USA	Healthcare	8.4% (LIBOR + 6.6%)(8)	8/9/2017	8/9/2022	5,884	5,790	5,855

			Subtotal northeast		$86,727	$85,772	$84,468

Southeast
—10.7% of net asset value
Sciens Building Solutions, LLC	Business services	9.6% (LIBOR + 7.3%)	2/2/2017	2/2/2022	$9,563	$9,420	$9,468
Sciens Building Solutions, LLC (9)	Business services	9.6% (LIBOR + 7.3%)	2/2/2017	2/2/2022	160	122	160
Virtus Pharmaceuticals, LLC	Healthcare	11.8%(8)	7/17/2014	7/17/2019	24,013	23,867	23,653
Whitney, Bradley & Brown, Inc.	Business services	11.1% (LIBOR + 9%)	10/18/2017	10/18/2022	2,481	2,438	2,487

			Subtotal southeast		$36,217	$35,847	$35,768

Southwest
—32.69% of net asset value
Allied Wireline Services, LLC	Energy / utilities	11.6% (LIBOR + 9.5%)	2/28/2014	6/30/2020	$10,793	$10,793	$10,685
Hart InterCivic, Inc.	IT services	12.8% (LIBOR + 10.5%)	3/31/2016	3/31/2019	24,717	24,591	24,965
Holland Intermediate Acquisition Corp.	Energy / utilities	11.3% (LIBOR + 9%)	5/29/2013	5/29/2020	21,773	21,773	20,248
Holland Intermediate Acquisition Corp. (9)	Energy / utilities	11.3% (LIBOR + 9%)	5/29/2013	5/29/2020	—	—	—
Igloo Products Corp.	Consumer products and services	12.6% (LIBOR+ 10.3%)	3/28/2014	3/28/2020	24,636	24,454	23,404
LAI International, Inc.	Industrials and manufacturing	10.5%(8)	10/22/2014	10/22/2019	21,739	21,600	21,521
LAI International, Inc. (9)	Industrials and manufacturing	9.0%(8)	10/22/2014	10/22/2019	4,464	4,464	4,419
LAI International, Inc. (9)	Industrials and manufacturing	12.7%(8)	4/24/2017	10/22/2019	4,061	4,018	4,020

			Subtotal southwest		$112,183	$111,693	$109,262

West
—6.28% of net asset value
It’s Just Lunch International LLC	Media, entertainment and leisure	10.6% (LIBOR + 8.5%)	7/28/2016	7/28/2021	$5,500	$5,431	$5,500
MeriCal, LLC	Consumer products and services	11% (LIBOR + 9%)	9/30/2016	9/30/2021	15,643	15,379	15,487

			Subtotal west		$21,143	$20,810	$20,987

		Subtotal first lien senior secured debt			$305,798	$303,038	$299,908

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments

June 30, 2018

(dollar amounts in thousands)

(unaudited)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate (4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal (5) No. of Shares/ No. of Units	Amortized Cost	Fair Value (6)
Second lien debt —7.74% of net asset value
Northeast —3.58% of net asset value
Merchants Capital Access, LLC (16)	Financial services	12.8% (LIBOR + 10.5%)	4/20/2015	4/20/2021	$12,000	$11,885	$11,940

			Subtotal northeast		$12,000	$11,885	$11,940
Southeast
—2.65% of net asset value
MB Medical Operations LLC	Healthcare	11.1% (LIBOR + 9%)	12/7/2016	6/7/2022	$9,131	$9,001	$8,856

			Subtotal southeast		$9,131	$9,001	$8,856
West
—1.51% of net asset value
Gold, Inc.	Consumer products and services	10.0%	12/31/2012	6/30/2022	$5,165	$5,165	$5,062

			Subtotal west		$5,165	$5,165	$5,062

		Subtotal second lien debt			$26,296	$26,051	$25,858
Subordinated debt —1.91% of net asset value
Southeast —1.91% of net asset value
Martex Fiber Southern Corp.	Industrials and manufacturing	16.5% (12.0% Cash + 4.5% PIK) (11)	4/30/2012	12/31/2018	$9,130	$9,130	$6,391

			Subtotal southeast		$9,130	$9,130	$6,391

		Subtotal subordinated debt			$9,130	$9,130	$6,391
Equity investments —2.09% of net asset value
Midwest —0.17% of net asset value
Hostway Corporation (20)	IT services		12/27/2013	12/13/2020	20,000	$1,800	$—
Hostway Corporation (19)	IT services		12/27/2013		1,800	200	196
Matilda Jane Holdings, Inc. (13)(19)	Consumer products and services		4/28/2017		488,896	489	376

			Subtotal midwest			$2,489	$572
Northeast —1.16% of net asset value
Alex Toys, LLC (12)(13)(14)(20)	Consumer products and services		5/22/2015		153.85	$1,000	$—
Alex Toys, LLC (12)(13)(14)	Consumer products and services		6/22/2016	6/12/2021	121.18	888	—
Constructive Media, LLC (12)(20)	Media, entertainment and leisure		11/23/2015		750,000	750	512
Specialty Brands Holdings, LLC (19)	Restaurants		6/29/2018		50	—	—
Specialty Brands Holdings, LLC (20)	Restaurants		6/29/2018		1,061	—	—

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments

June 30, 2018

(dollar amounts in thousands)

(unaudited)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate (4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal (5) No. of Shares/ No. of Units	Amortized Cost	Fair Value (6)
SPST Holdings, LLC (12)(14)(20)	Consumer products and services		10/31/2017		215,827	216	231
Wheels Up Partners, LLC (12)(14)(20)	Transportation		1/31/2014		1,000,000	1,000	3,124

			Subtotal northeast			$3,854	$3,867

Southeast
—0.24% of net asset value
Firebirds International, LLC (12)(20)	Restaurants		5/17/2011		1,906	$191	$422
Virtus Pharmaceuticals, LLC (12)(14)(20)	Healthcare		3/31/2015		7,720.86	127	—
Virtus Pharmaceuticals, LLC (12)(14)(20)	Healthcare		3/31/2015		231.82	244	390
Virtus Pharmaceuticals, LLC (12)(14)(20)	Healthcare		3/31/2015		589.76	590	—

			Subtotal southeast			$1,152	$812

Southwest
—0.33% of net asset value
Allied Wireline Services, LLC (12)(14)(20)	Energy / utilities		2/28/2014		618,867.92	$619	$342
Dimont & Associates, Inc. (20)	Financial services		3/14/2016		312.51	129	—
Igloo Products Corp. (20)	Consumer products and services		4/30/2014		1,902.04	1,716	578
Sciens Building Solutions, LLC (12)(19)	Business services		7/12/2017		170.39	170	178

			Subtotal southwest			$2,634	$1,098

West
—0.19% of net asset value
MeriCal, LLC (12)(13)(20)	Consumer products and services		9/30/2016	9/30/2021	5,124.30	$10	$50
MeriCal, LLC (12)(13)(19)	Consumer products and services		9/30/2016		500.29	505	574

			Subtotal west			$515	$624

			Subtotal equity			$10,644	$6,973

Warrants
—0.08% of net asset value

Southwest
—0.08% of net asset value
Allied Wireline Services, LLC (14)	Energy / utilities		2/28/2014		501,159.24	$175	$277

			Subtotal southwest			$175	$277

			Subtotal warrants			$175	$277

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments

June 30, 2018

(dollar amounts in thousands)

(unaudited)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate (4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal (5) No. of Shares/ No. of Units	Amortized Cost	Fair Value (6)

Investment in payment rights
—3.35% of net asset value
Northeast
—3.35% of net asset value
Duff & Phelps Corporation (15)(16)	Financial services	14.4% (8)	6/1/2012			$10,348	$11,214

			Subtotal northeast			$10,348	$11,214

			Subtotal investment in payment rights			$10,348	$11,214

Investments in funds
—1.16% of net asset value

Midwest
—0.86% of net asset value
Freeport Financial SBIC Fund LP (16)(26)	Financial services		6/14/2013			$2,957	$2,889

			Subtotal midwest			$2,957	$2,889

West
—0.3% of net asset value
Gryphon Partners 3.5, L.P. (16)(26)	Financial services		11/20/2012			$717	$995

			Subtotal west			$717	$995

			Subtotal investments in funds			$3,674	$3,884
Total non-controlled/non-affiliated investments
—106.06% of net asset value						$363,060	$354,505

Controlled investments
—53.17% of net asset value
First lien senior secured debt
—13.02% of net asset value
Northeast
—1.77% of net asset value
Tri Starr Management Services, Inc. (17)(22)	Business services	8.8% (ABR + 3.8%)	7/22/2016	9/30/2018	$46	$46	$46
Tri Starr Management Services, Inc. (17)(23)	Business services	6.8% (LIBOR + 4.8%)	7/22/2016	9/30/2018	669	655	669
Tri Starr Management Services, Inc. (17)	Business services	6.8% (LIBOR + 4.8%)	7/22/2016	9/30/2018	291	283	291
Tri Starr Management Services, Inc. (17)	Business services	6.8% (LIBOR + 4.8%)	7/22/2016	9/30/2018	2,545	2,480	2,545
Tri Starr Management Services, Inc. (17)	Business services	10.0% PIK	7/22/2016	9/30/2018	1,654	1,556	1,654
Tri Starr Management Services, Inc. (17)(21)	Business services	10.0% PIK	7/22/2016	9/30/2018	1,102	320	717
Tri Starr Management Services, Inc. (17)(21)	Business services	5.0% PIK	7/22/2016	9/30/2018	3,322	1,062	—

			Subtotal northeast		$9,629	$6,402	$5,922

Southeast
—2.12% of net asset value
Loadmaster Derrick & Equipment, Inc. (17)(21)	Energy / utilities	11.9% (LIBOR + 10.3% PIK)	7/1/2016	12/31/2020	$8,315	$7,307	$3,326

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments

June 30, 2018

(dollar amounts in thousands)

(unaudited)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate (4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal (5) No. of Shares/ No. of Units	Amortized Cost	Fair Value (6)
Loadmaster Derrick & Equipment, Inc. (17)(21)	Energy / utilities	13.7% (LIBOR+ 12% PIK)	7/1/2016	12/31/2020	1,885	1,053	—
Loadmaster Derrick & Equipment, Inc. (17)	Energy / utilities	12.6% (LIBOR + 10.3%)	1/17/2017	12/31/2020	3,750	3,750	3,750

			Subtotal southeast		$13,950	$12,110	$7,076

Southwest
—9.13% of net asset value
OEM Group, LLC (17)	Industrials and manufacturing	11.6% (LIBOR + 9.5%) (7.6% Cash + 4.0% PIK)	3/16/2016	6/30/2022	$18,703	$18,703	$18,703
OEM Group, LLC (17)	Industrials and manufacturing	11.6% (LIBOR + 9.5%) (7.6% Cash + 4.0% PIK)	3/16/2016	6/30/2022	8,930	8,921	8,930
OEM Group, LLC (17)	Industrials and manufacturing	11.6% (LIBOR + 9.5%) (7.6% Cash + 4.0% PIK)	6/26/2018	6/30/2022	2,900	2,725	2,900

			Subtotal southwest		$30,533	$30,349	$30,533

		Subtotal first lien senior secured debt			$54,112	$48,861	$43,531

Second lien debt
—1.62% of net asset value
Southeast
—1.62% of net asset value
Copperweld Bimetallics LLC (17)	Industrials and manufacturing	12.0%	10/5/2016	10/5/2021	$5,415	$5,415	$5,415

			Subtotal southeast		$5,415	$5,415	$5,415

			Subtotal second lien debt		$5,415	$5,415	$5,415

Equity investments
—14% of net asset value

Northeast
—2.7% of net asset value
Tri Starr Management Services, Inc. (17)(20)	Business services		7/22/2016		0.720	$3,136	$9,009

			Subtotal northeast			$3,136	$9,009
Northwest
—4.66% of net asset value
C&K Market, Inc. (17)(20)	Retail & grocery		11/3/2010		1,992,365	$2,270	$5,611
C&K Market, Inc. (17)(19)	Retail & grocery		11/3/2010	7/1/2024	1,992,365	10,956	9,962

			Subtotal northwest			$13,226	$15,573

Southeast
—6.17% of net asset value
Copperweld Bimetallics LLC (17)(19)(27)	Industrials and manufacturing		10/5/2016		676.93	$3,385	$3,920

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments

June 30, 2018

(dollar amounts in thousands)

(unaudited)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate (4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal (5) No. of Shares/ No. of Units	Amortized Cost	Fair Value (6)
Copperweld Bimetallics LLC (17)(20)	Industrials and manufacturing		10/5/2016	10/5/2021	609,230	8,950	16,705
Loadmaster Derrick & Equipment, Inc. (17)(19)	Energy / utilities		7/1/2016		12,130.510	1,114	—
Loadmaster Derrick & Equipment, Inc. (17)(20)	Energy / utilities		12/21/2016		2,955.600	—	—

			Subtotal southeast			$13,449	$20,625

Southwest
—0.47% of net asset value
OEM Group, LLC (12)(13)(17)(24)	Industrials and manufacturing		3/16/2016		10,000	$8,890	$1,578

			Subtotal southwest			$8,890	$1,578

			Subtotal equity			$38,701	$46,785

Investments in funds
—24.53% of net asset value
Northeast
—24.53% of net asset value
THL Credit Logan JV LLC (12)(16)(17)(18)(20)(26)	Investment funds and vehicles		12/3/2014		—	$84,600	$81,993

			Subtotal northeast			84,600	81,993

			Subtotal investments in funds			$84,600	$81,993

Total controlled investments
—53.17% of net asset value						$177,577	$177,724

Non-controlled/affiliated investments
—8.00% of net asset value
First lien senior secured debt
—7.36% of net asset value

Southwest
Charming Charlie LLC (28)	Retail & grocery	12.4% (LIBOR + 10%) (7.4% Cash + 5.0% PIK)	4/24/2018	4/24/2023	11,183	$10,750	$11,182
Charming Charlie LLC (28)	Retail & grocery	12.4% (LIBOR + 10%) (3.4% Cash + 9.0% PIK)	4/24/2018	4/24/2023	13,419	12,901	13,419
Charming Charlie LLC (28)(29)	Retail & grocery		4/24/2018	5/15/2019	—	—	—

			Subtotal southwest			$23,651	$24,601

			Subtotal first lien senior secured debt			$23,651	$24,601

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments

June 30, 2018

(dollar amounts in thousands)

(unaudited)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate (4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal (5) No. of Shares/ No. of Units	Amortized Cost	Fair Value (6)

Equity investments
—0.64% of net asset value

Southwest
Charming Charlie LLC	Retail & grocery		4/24/2018		128,307,716.47	$—	$2,147

			Subtotal southwest			$—	$2,147

			Subtotal equity			$—	$2,147

Investments in funds
—0.00% of net asset value

Northeast
—0.00% of net asset value
THL Credit Greenway Fund LLC (12)(16)(20)(26)	Investment funds and vehicles		1/27/2011			$1	$1
THL Credit Greenway Fund II LLC (12)(16)(20)(26)	Investment funds and vehicles		3/1/2013			3	3

			Subtotal northeast			$4	$4

			Subtotal investments in funds			$4	$4

Total non-controlled/affiliated investments
—8.00% of net asset value						$23,655	$26,752

Total investments—167.23% of net asset value						$564,292	$558,981

(1)

All debt investments are income-producing, unless otherwise noted. Equity and member interests are non-income-producing unless otherwise noted. The Company generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended, or the Securities Act. Its investments are therefore generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.

(2)	All investments are pledged as collateral under the Revolving Facility.
(3)

As of June 30, 2018, 23.6% and 23.7% of the Company’s total investments on a cost and fair value basis, respectively, are in non-qualifying assets. The Company may not acquire any non-qualifying assets unless, at the time of the acquisition, qualifying assets represent at least 70% of the Company’s total assets.

(4)

Variable interest rate investments bear interest in reference to London Interbank offer rate, or LIBOR, Canadian Dollar offer rate, or CDOR, or Alternate Base Rate, or ABR, which are effective as of June 30, 2018. LIBOR loans and CDOR loans are typically indexed to 30-day, 60-day, 90-day or 180-day LIBOR or CDOR rates, at the borrower’s option, and ABR rates are typically indexed to the current prime rate or federal funds rate. Each of LIBOR, CDOR and ABR rates may be subject to interest floors. As of June 30, 2018, the 30-day, 60-day, 90-day and 180-day LIBOR rates were 2.09%, 2.17%, 2.34% and 2.50%, respectively. As of June 30, 2018, the 30-day, 60-day, 90-day and 180-day CDOR rates were 1.67%, 1.70%, 1.77% and 1.94%, respectively.

(5)	Principal includes accumulated PIK, interest and is net of repayments.
(6)	Unless otherwise indicated, all investments are valued using significant unobservable inputs.
(7)	Foreign company at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the 1940 Act.
(8)	Unitranche investment; interest rate reflected represents the implied interest rate earned on the investment for the most recent quarter.
(9)	Issuer pays 0.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(10)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(11)	At the option of the issuer, interest can be paid in cash or cash and PIK. The percentage of PIK shown is the maximum PIK that can be elected by the company.

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments

June 30, 2018

(dollar amounts in thousands)

(unaudited)

(12)	Member interests of limited liability companies are the equity equivalents of the stock of corporations.
(13)	Equity ownership may be held in shares or units of companies related to the portfolio company.
(14)	Interest held by a substantially owned subsidiary of THL Credit, Inc.
(15)	Income-producing security with no stated coupon; interest rate reflects an estimation of the effective yield to expected maturity as of June 30, 2018.
(16)	Not a qualifying asset under Section 55(a) of the 1940 Act.
(17)

As defined in Section 2(a)(9) of the 1940 Act, the Company is deemed to control this portfolio company because it owns more than 25% of the portfolio company’s outstanding voting securities. See Schedule 12-14 in the accompanying notes to the consolidated financial statements for transactions for the quarter ended June 30, 2018 in which the issuer was a portfolio company that the Company is deemed to control.

(18)

On December 3, 2014, the Company entered into an agreement with Perspecta to create THL Credit Logan JV LLC, or Logan JV, a joint venture, which invests primarily in senior secured first lien term loans. All Logan JV investment decisions must be unanimously approved by the Logan JV investment committee consisting of one representative from each of the Company and Perspecta. Although the Company owns more than 25% of the voting securities of Logan JV, the Company does not believe that it has control over Logan JV (other than for purposes of the 1940 Act or otherwise).

(19)	Preferred stock.
(20)	Common stock and member interest.
(21)	Loan was on non-accrual as of June 30, 2018.
(22)	Issuer pays 3.0% weighted average unfunded commitment fee on the revolving loan facility.
(23)	Issuer pays 4.75% unfunded commitment fee on the revolving loan facility.
(24)	Includes $577 of cost and $102 of fair value related to a non-controlling interest as a result of consolidating a blocker corporation that holds equity in OEM Group, LLC as of June 30, 2018.
(25)	Canadian denominated investment with a par and fair market value of CAD $20,000 and CAD $20,100, respectively.
(26)	Investment is measured at fair value using net asset value.
(27)	Company’s preferred stock is income-producing with a stated rate of 12.0% due quarterly.
(28)

During the three months ended March 31, 2018 the Company’s commitment in the DIP facilities allowed it to convert $17,893 of principal of its Pre-petition Term Loan into a DIP Roll-up Term Loan. As part of this conversion and in accordance with debt extinguishment rules under GAAP (as defined in Note 2), the Company recorded a realized loss of $8,369, which was offset by a corresponding change in unrealized appreciation in the same amount. Subsequently, on April 24, 2018, Charming Charlie LLC emerged from Chapter 11 bankruptcy proceedings whereby the Company converted its DIP facilities, Pre-petition Term Loan and DIP Roll-up Term Loan into two new exit first lien term loans and a non-controlling common equity interest. On the same date, the Company funded $894 of the remaining unfunded commitments under its DIP facilities and used an additional $2,236 to purchase another lender’s existing DIP revolving credit facility, all of which converted to the exit first lien term loans. As a result of these transactions, the Company’s debt investment in Charming Charlie is comprised of $24,602 in the exit first lien term loans. In addition, the Company provided $8,946 of commitments under a vendor financing facility (see tickmark 29 for further description). For the three months ended June 30, 2018, as part of this conversion and in accordance with GAAP, the company recorded a realized loss of $3,125, which was offset by a corresponding change in unrealized depreciation in the same amount.

(29)

In conjunction with the emergence from bankruptcy on April 24, 2018, a $20,000 vendor financing facility was established and will backstop the payment of vendor purchase order invoices not paid by the company but submitted under the program by participating vendors. Charming Charlie LLC pays a 2.5% fee on unfunded commitments, a percentage fee on each applicable purchase order and, if drawn, an interest rate on any invoices paid by the facility. All terms, including but not limited to interest rate, vendor credit terms and applicable percentage fees, are negotiated on a vendor-by-vendor basis. As of June 30, 2018, the Company had a commitment of $8,946 with no funded commitments or unpaid invoices submitted under the vendor financing facility.

(30)	Investment formerly known as Hansons Window & Construction, Inc. The name change was effective January 1, 2018.

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate (4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal (5) No. of Shares/ No. of Units	Amortized Cost	Fair Value (6)
Non-controlled/non-affiliated investments — 130.79% of net asset value

First lien senior secured debt
—106.88% of net asset value

Canada
—6.92% of net asset value
Fairstone Financial Inc. (7)(17)(26)	Financial services	12.3% (CDOR + 11.0%)	3/31/2017	3/31/2023	$23,943	$22,101	$23,824

			Subtotal Canada		$23,943	$22,101	$23,824

Midwest
—11.55% of net asset value
BeneSys Inc.	Business services	11.9% (LIBOR + 10.3%)	3/31/2014	3/31/2019	$10,798	$10,747	$10,798
BeneSys Inc. (9)	Business services	11.9% (LIBOR + 10.3%)	8/1/2014	3/31/2019	436	433	436
Hansons Window & Construction, Inc.	IT services	8.2% (LIBOR + 6.5%)	10/19/2017	10/19/2022	2,494	2,452	2,452
Hansons Window & Construction, Inc. (9)	IT services	8.2% (LIBOR + 6.5%)	10/19/2017	10/19/2022	56	51	56
Home Partners of America, Inc. (17)	Consumer services	8.5% (LIBOR + 7%)	10/13/2016	10/13/2022	13,669	13,450	13,806
Matilda Jane Holdings, Inc.	Consumer products	10.1% (LIBOR + 8.5%)	5/1/2017	5/1/2022	12,548	12,303	12,172

			Subtotal midwest		$40,001	$39,436	$39,720

Northeast
—31.81% of net asset value
Aerogroup International Inc.	Consumer products	10.2% (LIBOR + 8.5%)	6/9/2014	12/9/2019	$13,170	$13,071	$13,169
Alex Toys, LLC	Consumer products	11.7% (LIBOR + 10%)	6/30/2014	8/15/2019	24,815	24,610	24,815
Anexinet Corp.	IT services	8.1% (LIBOR + 6.5%)	7/28/2017	7/28/2022	17,391	17,072	17,130
Constructive Media, LLC	Media, entertainment and leisure	11.6% (LIBOR + 10%)	11/23/2015	11/23/2020	11,708	11,570	10,888
Dodge Data & Analytics LLC	IT services	10.1% (LIBOR + 8.8%)	11/20/2014	10/31/2019	10,521	10,441	10,469
Duff & Phelps Corporation (8)	Financial services	4.9% (LIBOR + 3.3%)	5/15/2013	4/23/2020	250	253	251
HealthDrive Corporation	Healthcare	9.6% (LIBOR + 8.1%)	11/21/2016	11/21/2021	9,900	9,764	9,801
HealthDrive Corporation (9)	Healthcare	9.6% (LIBOR + 8.1%)	11/21/2016	11/21/2021	1,150	1,123	1,150
SPST Holdings, LLC	Consumer products	8.1% (LIBOR + 6.8%)	10/31/2017	10/31/2022	6,529	6,403	6,402
SPST Holdings, LLC (9)(10)	Consumer products	8.1% (LIBOR + 6.8%)	10/31/2017	10/31/2022	—	(15)	—
The John Gore Organization, Inc.	Media, entertainment and leisure	8.7% (LIBOR + 7%)	8/8/2013	6/28/2021	13,831	13,649	13,969
The John Gore Organization, Inc. (9) (10)	Media, entertainment and leisure	8.7% (LIBOR + 7%)	8/8/2013	6/28/2021	—	(10)	—

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate (4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal (5) No. of Shares/ No. of Units	Amortized Cost	Fair Value (6)
Women’s Health USA	Healthcare	8.1% (LIBOR + 6.6%) (8)	8/8/2017	8/8/2022	1,403	1,380	1,389

			Subtotal northeast		$110,668	$109,311	$109,433

Southeast
—12.23% of net asset value
Sciens Building Solutions, LLC	Business services	8.6% (LIBOR + 7.3%)	2/2/2017	2/2/2022	$9,687	$9,522	$9,590
Sciens Building Solutions, LLC (9)	Business services	8.6% (LIBOR + 7.3%)	2/2/2017	2/2/2022	501	458	501
Togetherwork Holdings, LLC (9)	Business services	8.6% (LIBOR + 7.3%)	4/18/2017	12/2/2020	232	226	232
Togetherwork Holdings, LLC	Business services	8.6% (LIBOR + 7.3%)	4/18/2017	12/2/2020	5,418	5,333	5,472
Virtus Pharmaceuticals, LLC	Healthcare	11.5% (8)	7/17/2014	7/17/2019	24,013	23,799	23,773
Whitney, Bradley & Brown, Inc.	Business services	10.6% (LIBOR + 9%)	10/18/2017	10/18/2022	2,494	2,446	2,446
Whitney, Bradley & Brown, Inc. (9)	Business services	10.6% (LIBOR + 9%)	10/18/2017	10/18/2022	50	47	50

			Subtotal southeast		$42,395	$41,831	$42,064

Southwest
—38.21% of net asset value
Allied Wireline Services, LLC	Energy / utilities	11.1% (LIBOR + 9.5%) (5.5% Cash and 5.5% PIK) (11)	2/28/2014	2/28/2019	$10,793	$10,793	$10,631
Charming Charlie, LLC. (22)	Retail & grocery	9.3% (LIBOR + 9.0%) (8.0% Cash + 1.0% PIK)	12/18/2013	6/8/2018	51,868	23,929	15,560
Charming Charlie, LLC.	Retail & grocery	8.0% (ABR+3.5%)	12/14/2017	6/8/2018	4,474	4,474	4,474
Hart InterCivic, Inc.	IT services	12.2% (LIBOR + 10.5%)	3/31/2016	3/31/2019	25,600	25,385	25,856
Holland Intermediate Acquisition Corp.	Energy / utilities	10.7% (LIBOR + 9%)	5/29/2013	5/29/2018	21,880	21,837	20,567
Holland Intermediate Acquisition Corp. (9)	Energy / utilities	10.7% (LIBOR + 9%)	5/29/2013	5/29/2018	—	—	—
Igloo Products Corp.	Consumer products	11.8% (LIBOR+ 10.3%)	3/28/2014	3/28/2020	24,636	24,403	23,897
LAI International, Inc.	Industrials and manufacturing	10.4% (8)	10/22/2014	10/22/2019	21,812	21,621	21,812
LAI International, Inc. (9)	Industrials and manufacturing	8.5% (8)	10/22/2014	10/22/2019	4,483	4,483	4,483
LAI International, Inc. (9)	Industrials and manufacturing	10.3% (8)	4/24/2017	10/22/2019	4,166	4,108	4,166

			Subtotal southwest		$169,712	$141,033	$131,446

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate (4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal (5) No. of Shares/ No. of Units	Amortized Cost	Fair Value (6)

West
—6.16% of net asset value
It’s Just Lunch International LLC	Media, entertainment and leisure	10.1% (LIBOR + 8.5%)	7/28/2016	7/28/2021	$5,500	$5,421	$5,500
MeriCal, LLC	Consumer products	10.4% (LIBOR+ 9%)	9/30/2016	9/30/2021	15,700	15,395	15,700

			Subtotal west		$21,200	$20,816	$21,200

		Subtotal first lien senior secured debt			$407,919	$374,528	$367,687

Second lien debt
—7.95% of net asset value

Northeast
—3.85% of net asset value
Merchants Capital Access, LLC (17)	Financial services	12.2% (LIBOR + 10.5%)	4/20/2015	4/20/2021	$12,500	$12,360	$12,125
Specialty Brands Holdings, LLC (22)	Restaurants	10.3% (LIBOR + 8.8%)(78.8% Cash + 1.0% PIK)(11)	7/16/2013	12/1/2017	22,244	21,462	1,112

			Subtotal northeast		$34,744	$33,822	$13,237

Southeast
—2.66% of net asset value
MB Medical Operations LLC	Healthcare	10.6% (LIBOR + 9%)	12/7/2016	6/7/2022	$9,131	$8,984	$9,154

			Subtotal southeast		$9,131	$8,984	$9,154

West
—1.44% of net asset value
Gold, Inc.	Consumer products	10.0%	12/31/2012	6/30/2022	$5,165	$5,165	$4,959

			Subtotal west		$5,165	$5,165	$4,959

			Subtotal second lien debt		$49,040	$47,971	$27,350

Subordinated debt
—5.55% of net asset value

Northeast
—1.94% of net asset value
Aerogroup International Inc. (22)	Consumer products	12.0% PIK	8/5/2015	3/9/2020	348	328	—
Aerogroup International Inc. (22)	Consumer products	10.0% PIK (11)	1/27/2016	3/9/2020	925	881	—
Martex Fiber Southern Corp.	Industrials and manufacturing	16.5% (12.0% Cash and 4.5% PIK) (11)	4/30/2012	6/30/2018	8,906	8,906	6,680

			Subtotal northeast		$10,179	$10,115	$6,680

Northwest
—3.61% of net asset value
A10 Capital, LLC (9)(17)	Financial services	12.5%	8/25/2014	2/25/2021	$12,302	$12,231	$12,425

			Subtotal northwest		$12,302	$12,231	$12,425

		Subtotal subordinated debt			$22,481	$22,346	$19,105

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate (4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal (5) No. of Shares/ No. of Units	Amortized Cost	Fair Value (6)

Equity investments
—6.01% of net asset value

Midwest
—0.17% of net asset value
Hostway Corporation (21)	IT services		12/27/2013	12/13/2020	20,000	$1,800	$—
Hostway Corporation (20)	IT services		12/27/2013		1,800	200	196
Matilda Jane Holdings, Inc. (13)(20)	Consumer products		5/1/2017		488,896	489	376

			Subtotal midwest			$2,489	$572

Northeast
—0.98% of net asset value
Aerogroup International Inc. (21)	Consumer products		6/9/2014		253,616	$11	—
Aerogroup International Inc. (20)	Consumer products		6/9/2014		28,180	1,108	—
Alex Toys, LLC (12)(13)(15)(21)	Consumer products		5/22/2015		153.85	1,000	—
Alex Toys, LLC (12)(13)(15)(20)	Consumer products		6/22/2016	6/12/2021	121.18	888	—
Constructive Media, LLC (12)(21)	Media, entertainment and leisure		11/23/2015		750,000	750	5
SPST Holdings, LLC (12)(21)	Consumer products		10/31/2017		215,827	216	231
Wheels Up Partners, LLC (12)(15)(21)	Transportation		1/31/2014		1,000,000	1,000	3,124

			Subtotal northeast			$4,973	$3,360

Northwest
—4.06% of net asset value
A10 Capital, LLC (12)(14)(17)(20)	Financial services		8/25/2014	2/25/2021	4,019.61	$13,901	$13,973

			Subtotal northwest			$13,901	$13,973

Southeast
—0.25% of net asset value
Firebirds International, LLC (12)(21)	Restaurants		5/17/2011		1,906	$191	$431
Virtus Pharmaceuticals, LLC (12)(15)(21)	Healthcare		3/31/2015		7,720.86	127	—
Virtus Pharmaceuticals, LLC (12)(15)(21)	Healthcare		3/31/2015		231.82	244	372
Virtus Pharmaceuticals, LLC (12)(15)(21)	Healthcare		3/31/2015		589.76	590	72

			Subtotal southeast			$1,152	$875

Southwest
—0.31% of net asset value
Allied Wireline Services, LLC (12)(15)(21)	Energy / utilities		2/28/2014		618,867.92	$619	$93
Dimont & Associates, Inc. (21)	Financial services		3/14/2016		312.51	129	—
Igloo Products Corp. (21)	Consumer products		4/30/2014		1,902.04	1,716	795
Sciens Building Solutions, LLC (20)	Business services		7/12/2017		170.39	170	178

			Subtotal southwest			$2,634	$1,066

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate (4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal (5) No. of Shares/ No. of Units	Amortized Cost	Fair Value (6)

West
—0.24% of net asset value
MeriCal, LLC (12)(13)(21)	Consumer products		9/30/2016	9/30/2021	5,124.30	$10	$275
MeriCal, LLC (12)(13)(20)	Consumer products		9/30/2016		500.29	505	552

			Subtotal west			$515	$827

			Subtotal equity			$25,664	$20,673

Warrants
—0.02% of net asset value

Southwest
—0.02% of net asset value
Allied Wireline Services, LLC (15)	Energy / utilities		2/28/2014		501,159.24	$175	$75

			Subtotal southwest			$175	$75

			Subtotal warrants			$175	$75

Investment in payment rights
—3.27% of net asset value

Northeast
—3.27% of net asset value
Duff & Phelps Corporation (16)(17)	Financial services	16.6%(8)	6/1/2012			$10,348	$11,259

			Subtotal northeast			$10,348	$11,259

		Subtotal investment in payment rights				$10,348	$11,259

Investments in funds (17)
—1.11% of net asset value

Midwest
—0.83% of net asset value
Freeport Financial SBIC Fund LP (17)(27)	Financial services		6/14/2013			$2,957	$2,826

			Subtotal midwest			$2,957	$2,826

West
—0.28% of net asset value
Gryphon Partners 3.5, L.P. (17)(27)	Financial services		11/20/2012			$827	$976

			Subtotal west			$827	$976

		Subtotal investments in funds				$3,784	$3,802
Total non-controlled/non-affiliated investments
—130.55% of net asset value						$484,816	$449,951

Controlled investments
—46.14% of net asset value
First lien senior secured debt
—11.46% of net asset value
Northeast
—1.63% of net asset value
Tri Starr Management Services, Inc. (18)(23)	Business services	8.3% (ABR + 3.8%)	7/22/2016	9/30/2018	46	46	46

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate (4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal (5) No. of Shares/ No. of Units	Amortized Cost	Fair Value (6)
Tri Starr Management Services, Inc. (18)(24)	Business services	6.3% (LIBOR + 4.8%)	7/22/2016	9/30/2018	669	627	669
Tri Starr Management Services, Inc. (18)	Business services	6.3% (LIBOR + 4.8%)	7/22/2016	9/30/2018	291	269	291
Tri Starr Management Services, Inc. (18)	Business services	6.3% (LIBOR + 4.8%)	7/22/2016	9/30/2018	2,545	2,352	2,545
Tri Starr Management Services, Inc. (18)	Business services	10.0% PIK	7/22/2016	9/30/2018	1,573	1,407	1,573
Tri Starr Management Services, Inc. (18)(22)	Business services	10.0% PIK	7/22/2016	9/30/2018	1,049	320	472
Tri Starr Management Services, Inc. (18)(22)	Business services	5.0% PIK	7/22/2016	9/30/2018	3,241	1,062	—

			Subtotal northeast		$9,414	$6,083	$5,596

Southeast
—2.05% of net asset value
Loadmaster Derrick & Equipment, Inc. (18)(22)	Energy / utilities	11.3% (LIBOR + 10.3%) (5.65% Cash and 5.65% PIK)	7/1/2016	12/31/2020	$7,844	$7,307	$3,811
Loadmaster Derrick & Equipment, Inc. (18)(22)	Energy / utilities	13% PIK (LIBOR + 12% PIK)	7/1/2016	12/31/2020	1,761	1,053	—
Loadmaster Derrick & Equipment, Inc. (18)	Energy / utilities	11.9% (LIBOR + 10.3%)	1/17/2017	12/31/2020	3,240	3,240	3,240

			Subtotal southeast		$12,623	$11,600	$7,051

Southwest
—7.78% of net asset value
OEM Group, LLC (18)	Industrials and manufacturing	11.1% (LIBOR + 9.5%)	3/16/2016	2/15/2019	$18,703	$18,703	$18,703
OEM Group, LLC (18)	Industrials and manufacturing	11.1% (LIBOR + 9.5%)	3/16/2016	2/15/2019	8,060	8,045	8,060

			Subtotal southwest		$26,763	$26,748	$26,763

		Subtotal first lien senior secured debt			$48,800	$44,431	$39,410

Second lien debt
—1.57% of net asset value

Southeast
—1.57% of net asset value
Copperweld Bimetallics LLC (18)	Industrials and manufacturing	12.0%	10/5/2016	10/5/2021	$5,415	$5,415	$5,415

			Subtotal southeast		$5,415	$5,415	$5,415

			Subtotal second lien debt		$5,415	$5,415	$5,415

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate (4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal (5) No. of Shares/ No. of Units	Amortized Cost	Fair Value (6)

Equity investments
—14.1% of net asset value

Northeast
—2.03% of net asset value
Tri Starr Management Services, Inc. (18)(21)	Business services		7/22/2016		0.720	3,136	6,967

			Subtotal northeast			$3,136	$6,967

Northwest
—5.11% of net asset value
C&K Market, Inc. (18)(21)	Retail & grocery		11/3/2010		1,992,365	$2,270	$7,619
C&K Market, Inc. (18)(20)	Retail & grocery		11/3/2010	7/1/2024	1,992,365	10,956	9,962

			Subtotal northwest			$13,226	$17,581

Southeast
—3.81% of net asset value
Copperweld Bimetallics LLC (18)(20)	Industrials and manufacturing		10/5/2016		676.93	$3,385	$3,920
Copperweld Bimetallics LLC (18)(21)	Industrials and manufacturing		10/5/2016	10/5/2021	609,230	8,950	9,192
Loadmaster Derrick & Equipment, Inc. (18)(20)	Energy / utilities		7/1/2016		12,130.510	1,114	—
Loadmaster Derrick & Equipment, Inc. (18)(21)	Energy / utilities		12/21/2016		2,955.600	—	—

			Subtotal southeast			$13,449	$13,112

Southwest
—3.15% of net asset value
OEM Group, LLC (12)(13)(18)(20)(25)	Industrials and manufacturing		3/16/2016		10,000	$8,890	$10,841

			Subtotal southwest			$8,890	$10,841

			Subtotal equity			$38,701	$48,501

Investments in funds
—19.01% of net asset value

Northeast
—19.01% of net asset value
THL Credit Logan JV LLC (12)(17)(18)(19)(21)(27)	Investment funds and vehicles		12/3/2014		—	$67,000	$65,410

			Subtotal northeast			67,000	65,410

		Subtotal investments in funds				$67,000	$65,410
Total controlled investments
—46.14% of net asset value						$155,547	$158,736

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate (4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal (5) No. of Shares/ No. of Units	Amortized Cost	Fair Value (6)

Non-controlled/affiliated investments
—0.00% of net asset value

Investments in funds
—0.00% of net asset value

Northeast
—0.00% of net asset value
THL Credit Greenway Fund LLC (12)(17)(21)(27)	Financial services		1/27/2011			$1	$1
THL Credit Greenway Fund II LLC (12)(17)(21)(27)	Financial services		3/1/2013			3	3

			Subtotal northeast			$4	$4

		Subtotal investments in funds				$4	$4
Total non-controlled/affiliated investments
—0.00% of net asset value						$4	$4

Total investments—176.93% of net asset value						$640,367	$608,691

(1)	All debt investments are income-producing, unless otherwise noted. Equity and member interests are non-income-producing unless otherwise noted.
(2)	All investments are pledged as collateral under the Revolving Facility.
(3)

As of December 31, 2017, 24.3% and 25.8% of the Company’s total investments on a cost and fair value basis, respectively, are in non-qualifying assets. The Company may not acquire any non-qualifying assets unless, at the time of the acquisition, qualifying assets represent at least 70% of the Company’s total assets.

(4)

Variable interest rate investments bear interest in reference to London Interbank offer rate, or LIBOR, Canadian Dollar offer rate, or CDOR, or Alternate Base Rate, or ABR, which are effective as of December 31, 2017. LIBOR loans and CDOR loans are typically indexed to 30-day, 60-day, 90-day or 180-day LIBOR or CDOR rates, at the borrower’s option, and ABR rates are typically indexed to the current prime rate or federal funds rate. Each of LIBOR, CDOR and ABR rates may be subject to interest floors. As of December 31, 2017, the 30-day, 60-day, 90-day and 180-day LIBOR rates were 1.57%, 1.62%, 1.69% and 1.84%, respectively. As of December 31, 2017, the 30-day, 60-day, 90-day and 180-day CDOR rates were 1.41%, 1.46%, 1.52% and 1.72%, respectively.

(5)	Principal includes accumulated PIK, interest and is net of repayments.
(6)	Unless otherwise indicated, all investments are valued using significant unobservable inputs.
(7)	Foreign company at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the 1940 Act.
(8)	Unitranche investment; interest rate reflected represents the implied interest rate earned on the investment for the most recent quarter.
(9)	Issuer pays 0.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(10)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(11)	At the option of the issuer, interest can be paid in cash or cash and PIK. The percentage of PIK shown is the maximum PIK that can be elected by the company.
(12)	Member interests of limited liability companies are the equity equivalents of the stock of corporations.
(13)	Equity ownership may be held in shares or units of companies related to the portfolio company.
(14)	Preferred stock investment return is income-producing with a stated rate of 13.0% cash and 2.0% PIK due on a monthly basis.
(15)	Interest held by a substantially owned subsidiary of THL Credit, Inc.
(16)	Income-producing security with no stated coupon; interest rate reflects an estimation of the effective yield to expected maturity as of December 31, 2017.
(17)	Not a qualifying asset under Section 55(a) of the 1940 Act.
(18)

As defined in Section 2(a)(9) of the 1940 Act, the Company is deemed to control this portfolio company because it owns more than 25% of the portfolio company’s outstanding voting securities. See Schedule 12-14 in the accompanying notes to the consolidated financial statements for transactions for the quarter ended December 31, 2017 in which the issuer was a portfolio company that the Company is deemed to control.

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2017

(dollar amounts in thousands)

(19)

On December 3, 2014, the Company entered into an agreement with Perspecta to create THL Credit Logan JV LLC, or Logan JV, a joint venture, which invests primarily in senior secured first lien term loans. All Logan JV investment decisions must be unanimously approved by the Logan JV investment committee consisting of one representative from each of the Company and Perspecta. Although the Company owns more than 25% of the voting securities of Logan JV, the Company does not believe that it has control over Logan JV (other than for purposes of the 1940 Act or otherwise).

(20)	Preferred stock.
(21)	Common stock and member interest.
(22)	Loan was on non-accrual as of December 31, 2017.
(23)	Issuer pays 3.0% weighted average unfunded commitment fee on the revolving loan facility.
(24)	Issuer pays 4.75% unfunded commitment fee on the revolving loan facility.
(25)	Includes $577 of cost and $703 of fair value related to a non-controlling interest as a result of consolidating a blocker corporation that holds equity in OEM Group, LLC as of December 31, 2017.
(26)	Canadian denominated investment with a par and fair market value of CAD $30,000 and CAD $29,850, respectively.
(27)	Investment is measured at fair value using net asset value.

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2018

(in thousands, except per share data)

(unaudited)

1. Organization

THL Credit, Inc., or the Company, was organized as a Delaware corporation on May 26, 2009. The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or 1940 Act. The Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, or as amended, the Code. In 2009, the Company was treated for tax purposes as a corporation. The Company’s investment objective is to generate both current income and capital appreciation, primarily through privately negotiated investments in debt and equity securities of lower middle market companies.

The Company has established wholly owned subsidiaries, THL Credit Holdings, Inc. and THL Credit YP Holdings Inc., and also established another subsidiary, THL Credit OEMG Investor Inc., to hold its equity interest in OEM Group, LLC, where it holds a majority interest. These subsidiaries are structured as Delaware entities, or tax blockers, to hold equity or equity-like investments in portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities). Corporate subsidiaries are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of portfolio companies.

The Company has a wholly owned subsidiary, THL Corporate Finance, Inc., which serves as the administrative agent on certain investment transactions.

2. Significant Accounting Policies and Recent Accounting Updates

Basis of Presentation

The Company is an investment company following the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services Investment Companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, the Company generally will not consolidate its interest in any company other than in investment company subsidiaries and controlled operating companies substantially all of whose business consists of providing services to the Company. Certain reclassifications have been made to conform to classifications used in the current year.

The accompanying consolidated financial statements of the Company have been presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, the unaudited financial results included herein contain all adjustments, consisting solely of normal accruals, considered necessary for the fair statement of financial statements for the interim period included herein. The current period’s results of operations are not necessarily indicative of the operating results to be expected for the period ending December 31, 2018.

The information included in this Form 10-Q should be read in conjunction with Management’s Discussion and Analysis of Financial Condition and Results of Operations and the audited consolidated financial statements and notes thereto included in our annual report on Form 10-K for the year ended December 31,

2017 filed with the SEC on March 6, 2018. The financial results of the Company’s portfolio companies are not consolidated in the financial statements.

The accounting records of the Company are maintained in U.S. dollars.

Consolidation

The Company follows the guidance in ASC Topic 946 Financial Services—Investment Companies and will not generally consolidate its investment in a company other than substantially owned investment company subsidiaries or a controlled operating company whose business consists of providing services to the Company. The Company consolidated the results of its substantially owned subsidiaries in its consolidated financial statements. In conjunction with the consolidation of subsidiaries, the Company recognizes the non-controlling interest in THL Credit OEMG Investor, Inc. in its consolidated financial statements. The Company does not consolidate its non-controlling interest in THL Credit Logan JV LLC, or Logan JV. See also the disclosure under the heading, Significant Accounting Policies—THL Credit Logan JV LLC.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ and these differences could be material.

Cash

Cash consists of funds held in demand deposit accounts at several financial institutions and, at certain times, balances may exceed the Federal Deposit Insurance Corporation insured limit and is therefore subject to credit risk. There were no cash equivalents as of June 30, 2018 and December 31, 2017.

Deferred Financing Costs

Deferred financing costs consist of fees and expenses paid in connection with the closing of the Revolving Facility (as defined in Note 7 hereto) and public debt offering of Notes (as defined in Note 7 hereto). These costs are capitalized at the time of payment and are amortized using the straight line and effective yield methods over the term of the Revolving Facility and Notes, respectively.

Under the Notes Payable, if there is a substantial modification of the terms of the existing agreement (greater than 10% change in the present value of cash flows under the old and new amended facilities) then the change would result in a debt extinguishment and any unamortized deferred financing costs would be expensed during that period. Any remaining unamortized deferred financing costs relating to the old arrangement along with third parties costs under the new arrangement would be amortized over the term of the new arrangement. Under the Revolving Facility, if the borrowing capacity of the old arrangement is lower than the borrowing capacity of the new arrangement for each underlying lender in the lending syndicate, then any unamortized deferred financing costs would be expensed during the period in proportion to the decrease in the old arrangement for that lender. Any remaining unamortized deferred financing costs relating to the old arrangement would be deferred and amortized over the term of the new arrangement along with any costs associated with the new arrangement.

Capitalized deferred financing costs related to the Notes are presented net against the respective balances outstanding on the Consolidated Statements of Assets and Liabilities. Capitalized deferred financing costs related to the Revolving Facility are presented separately on the Company’s Consolidated Statements of Assets and Liabilities. See also the disclosure in Note 7, Borrowings.

Deferred Offering Costs

Deferred offering costs consist of fees and expenses incurred in connection with the offer and sale of the Company’s common stock, including legal, accounting, printing fees and other related expenses, as well as costs incurred in connection with the filing of a shelf registration statement. These amounts are capitalized when incurred and recognized as a reduction of offering proceeds when the offering becomes effective or expensed upon expiration of the registration statement.

Fair Value of Financial Instruments

The carrying amounts of the Company’s financial instruments, including cash, accounts payable and accrued expenses, approximate fair value due to their short-term nature. The net realizable value of the Company’s escrow receivable approximates fair value. The carrying amounts and fair values of the Company’s long-term obligations are disclosed in Note 7, Borrowings.

Valuation of Investments

The Company accounts for its Investment Portfolio at fair value. As a result, the Company follows the provisions of ASC 820, Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires the Company to assume that the portfolio investment is to be sold in the principal market to independent market participants, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal market that are independent, knowledgeable and willing and able to transact.

Investments, for which market quotations are readily available, are valued using market quotations, which are generally obtained from an independent pricing service or broker-dealers or market makers. Debt and equity securities, for which market quotations are not readily available or are determined to be unreliable are valued at fair value as determined in good faith by the Company’s board of directors. Because the Company expects that there will not be a readily available market value for many of the investments in the Company’s portfolio, it is expected that many of the Company’s portfolio investments’ values will be determined in good faith by the Company’s board of directors in accordance with a documented valuation policy that has been reviewed and approved by our board of directors and in accordance with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available or are determined to be unreliable, the Company’s board of directors undertakes a multi-step valuation process each quarter, as described below:

•

the Company’s quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment; preliminary valuation conclusions are then documented and discussed with the investment committee of THL Credit Advisors LLC, or the Advisor;

•

to the extent determined by the audit committee of the Company’s board of directors, independent valuation firms are used to conduct independent appraisals of all “Level 3” investments and review the Advisor’s preliminary valuations in light of their own independent assessment unless the amounts are immaterial or have closed near quarter-end;

•

the audit committee of the Company’s board of directors reviews the preliminary valuations of the Advisor and independent valuation firms and, if necessary, responds and supplements the valuation recommendation of the independent valuation firms to reflect any comments; and

•

the Company’s board of directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

The types of factors that the Company may take into account in fair value pricing its investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. The Company generally utilizes an income approach to value its debt investments and a combination of income and market approaches to value its equity investments. With respect to unquoted securities, the Advisor and the Company’s board of directors, in consultation with the Company’s independent third party valuation firms, values each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors, which valuation is then approved by the board of directors.

Debt Investments

For debt investments, the Company generally determines the fair value primarily using an income, or yield, approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each portfolio investment. The Company’s estimate of the expected repayment date is generally the legal maturity date of the instrument. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. The enterprise value, a market approach, is used to determine the value of equity and debt investments that are credit impaired, close to maturity or where the Company also holds a controlling equity interest. The method for determining enterprise value uses a multiple analysis, whereby appropriate multiples are applied to the portfolio company’s revenues or net income before net interest expense, income tax expense, depreciation and amortization, or EBITDA. A collateral valuation analysis is utilized when repayment is based on the sale of the underlying collateral.

Payment Rights

The Company values its investment in payment rights using an income approach that analyzes the discounted projected future cash flow streams assuming an appropriate discount rate, which will among other things consider other transactions in the market, the current credit environment, performance of the underlying portfolio company and the length of the remaining payment stream.

Equity

The Company generally uses the market approach to value its equity investments. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Company may take into account in fair value pricing the Company’s investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, the current investment performance rating, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, transaction comparables, the Company’s principal market as the reporting entity and enterprise values, among other factors.

Investment in Funds

In circumstances in which net asset value per share of an investment is determinative of fair value, the Company estimates the fair value of an investment in an investment company using the net asset value per share of the investment (or its equivalent) without further adjustment if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

Foreign Currency

Foreign currency amounts are translated into U.S. dollars on the following basis:

•

cash and cash equivalents, market value of investments, outstanding debt on revolving credit facilities, other assets and liabilities: at the spot exchange rate on the last business day of the period; and

•	purchases and sales of investments, borrowings and repayments of such borrowings, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, the Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Fluctuations arising from the translation of foreign currency borrowings are included with the net change in unrealized gains (losses) on translation of assets and liabilities in foreign currencies on the consolidated statements of operations.

Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The Company’s current approach to hedging the foreign currency exposure in its non-U.S. dollar denominated investments is primarily to borrow the necessary local currency under the Company’s Revolving Credit Facility to fund these investments.

Security Transactions, Payment-in-Kind, Income Recognition, Realized/Unrealized Gains or Losses

Security transactions are recorded on a trade-date basis. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method. Net realized gains and losses reflect the impact of investments written off during the period, if any. The Company reports changes in fair value of investments that are measured at fair value as a component of net change in unrealized appreciation or depreciation on investments in the Consolidated Statements of Operations.

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that the Company expects to collect such amounts. Dividend income is recognized on the ex-dividend date. Original issue discount, representing the estimated fair value of detachable equity or warrants obtained in conjunction with the acquisition of debt securities and market discount or premium are capitalized and accreted or amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion/amortization of discounts and premiums and upfront loan origination fees.

Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or when it is no longer probable that principal or interest will be collected. However, the Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. The Company records the reversal of any previously accrued income against the same income category reflected in the Consolidated Statement of Operations. As of June 30, 2018, the Company had loans on non-

accrual status with an amortized cost basis of $9,742 and fair value of $4,043. As of June 30, 2017, the Company had loans on non-accrual status with an amortized cost basis of $46,288 and fair value of $27,380.

The Company has investments in its portfolio which contain a contractual paid-in-kind, or PIK, interest provision. PIK interest is computed at the contractual rate specified in each investment agreement, is added to the principal balance of the investment, and is recorded as income. The Company will cease accruing PIK interest if there is insufficient value to support the accrual or if the Company does not expect amounts to be collectible and will generally only begin to recognize PIK income again when all principal and interest have been paid or upon the restructuring of the investment where the interest is deemed collectable. To maintain the Company’s status as a RIC, PIK interest income, which is considered investment company taxable income, must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash. Amounts necessary to pay these dividends may come from available cash.

The following shows a rollforward of PIK income activity for the three and six months ended June 30, 2018 and 2017:

	Three months ended June 30,		Six months ended June 30,
	2018	2017	2018	2017
Accumulated PIK balance, beginning of period	$4,131	$4,003	$3,922	$3,086
PIK income capitalized/receivable	565	441	774	1,358
PIK received in cash from repayments	(1,113)	(32)	(1,113)	(32)

Accumulated PIK balance, end of period	$3,583	$4,412	$3,583	$4,412

Interest income from the Company’s tax receivable agreement (“TRA”) is recorded based upon an estimation of an effective yield to expected maturity using anticipated cash flows. Amounts in excess of income recognized are recorded as a reduction to the cost basis of the investment. The Company monitors the anticipated cash flows from its TRA and will adjust its effective yield periodically as needed.

The Company capitalizes and amortizes upfront loan origination fees received in connection with the closing of investments. The unearned income from such fees is accreted into interest income over the contractual life of the loan based on the effective interest method. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees, and unamortized discounts are recorded as interest income.

The Company will recognize any earned exit or back-end fees into income when it believes the amounts will ultimately become collected by using either the beneficial interest model or other appropriate income recognition frameworks.

In certain investment transactions, the Company may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned. The Company had no income from advisory services related to portfolio companies for the three and six months ended June 30, 2018 and 2017.

The Company may also generate revenue in the form of fees from the management of Greenway and Greenway II, prepayment premiums, commitment, loan origination, structuring or due diligence fees, exit fees, portfolio company administration fees, fees for providing significant managerial assistance and consulting fees.

U.S. Federal Income Taxes, Including Excise Tax

The Company has elected to be taxed as a RIC under Subchapter M of the Code and currently qualifies, and intends to continue to qualify each year, as a RIC under the Code. Accordingly, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed to stockholders.

In order to qualify for favorable tax treatment as a RIC, the Company is required to distribute annually to its stockholders at least 90% of its investment company taxable income, as defined by the Code. To avoid a 4% U.S. federal excise tax on undistributed earnings, the Company is required to distribute each calendar year the sum of (i) 98% of its ordinary income for such calendar year (ii) 98.2% of its net capital gains for the one-year period ending October 31 of that calendar year (iii) any income recognized, but not distributed, in preceding years and on which the Company paid no U.S. federal income tax. The Company, at its discretion, may choose not to distribute all of its taxable income for the calendar year and pay a non-deductible 4% excise tax on this income. If the Company chooses to do so, all other things being equal, this would increase expenses and reduce the amount available to be distributed to stockholders. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate.

The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income. See also the disclosure in Note 9, Distributions, for a summary of the dividends paid. For the three months ended June 30, 2018 and 2017, the Company incurred U.S. federal excise tax and other tax expenses of $157 and $157, respectively. For the six months ended June 30, 2018 and 2017, the Company incurred U.S. federal excise tax and other tax expenses of $303 and $291, respectively.

Certain consolidated subsidiaries of the Company are subject to U.S. federal and state income taxes. These taxable entities are not consolidated for income tax purposes and may generate income tax liabilities or assets from permanent and temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries.

The following shows the breakdown of current and deferred income tax provisions for the three and six months ended June 30, 2018 and 2017:

	For the three months ended June 30,		For the six months ended June 30,
	2018	2017	2018	2017
Current income tax provision:
Current income tax benefit (provision)	$(11)	$(70)	$(8)	$(174)
Current tax provision on realized gain on investments	—	(835)	—	(835)
Deferred income tax benefit:
Deferred income tax benefit	24	111	43	160
(Provision) benefit for taxes on unrealized gain on investments	(121)	1,744	(154)	1,896

These current and deferred income taxes are determined from taxable income estimates provided by portfolio companies where the Company holds equity or equity-like investments organized as pass-through entities in its corporate subsidiaries. These tax estimates may be subject to further change once tax information is finalized for the year. As of June 30, 2018 and December 31, 2017, $18 and $42, respectively, of income tax receivable was included in prepaid expenses and other assets on the Consolidated Statements of Assets and Liabilities. As of June 30, 2018 and December 31, 2017, $1,833 and $2,336, respectively, were included in deferred tax liability on the Consolidated Statements of Assets and Liabilities primarily relating to deferred taxes on unrealized gains on investments and other temporary book to tax differences held in its corporate subsidiaries. As of June 30, 2018 and December 31, 2017, $2,047 (net of $3,743 allowance) and $2,661 (net of $1,149 allowance), respectively of deferred tax assets were included in deferred tax assets on the Consolidated Statements of Assets and Liabilities relating to net operating loss carryforwards and unrealized losses on investments and other temporary book to tax differences that are expected to be used in future periods.

Under the RIC Modernization Act (the “RIC Act”), we are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during post-enactment taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under the rules applicable to pre-enactment capital losses.

Because U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The Company follows the provisions under the authoritative guidance on accounting for and disclosure of uncertainty in tax positions. The provisions require management to determine whether a tax position of the Company is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions not meeting the more likely than not threshold, the tax amount recognized in the consolidated financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. There are no unrecognized tax benefits or obligations in the accompanying consolidated financial statements. Although the Company files U.S. federal and state tax returns, the Company’s major tax jurisdiction is U.S. federal. The Company’s U.S. federal tax years subsequent to 2014 remain subject to examination by taxing authorities.

Dividends

Dividends and distributions to stockholders are recorded on the applicable record date. The amount to be paid out as a dividend is determined by the Company’s board of directors on a quarterly basis. Net realized capital gains, if any, are generally distributed at least annually out of assets legally available for such distributions, although the Company may decide to retain such capital gains for investment.

Capital transactions in connection with the Company’s dividend reinvestment plan are recorded when shares are issued.

Recent Accounting Pronouncements

In January 2016, the FASB issued ASU 2016-01, “Financial Instruments—Overall”, which makes limited amendments to the guidance in U.S. GAAP on the classification and measurement of financial instruments. The new standard significantly revises an entity’s accounting related to (1) the classification and measurement of investments in equity securities and (2) the presentation of certain fair value changes for financial liabilities measured at fair value. It also amends certain disclosure requirements associated with the fair value of financial instruments. ASU 2016-01 is effective for fiscal years beginning after December 15, 2017, including interim periods therein. The Company adopted this standard effective January 1, 2018, which did not have a material impact on its consolidated financial statements.

In April 2016, the FASB issued ASU 2016-10, “Revenue from Contracts with Customers (Topic 606),” which amends the criteria for revenue recognition where an entity enters into contracts with customers to transfer goods or services or where there is a transfer of nonfinancial assets. Under ASU 2016-10, an entity should recognize revenue in an amount that reflects the consideration to which the entity expects to be entitled to in exchange for those goods or services. ASU 2016-10 will be effective for annual and interim reporting periods beginning after December 15, 2017. The Company adopted this standard effective January 1, 2018, which did not have a material impact on its consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, “Statement of Cash Flows (Topic 230)”, which seeks to reduce diversity in how certain cash payments are presented in the Statement of Cash Flows. Under

ASU 2016-15, an entity will need to conform to the presentation as prescribed for eight specific cash flow issues. ASU 2016-15 will be effective for annual and interim reporting periods after December 15, 2017. The Company adopted this standard effective January 1, 2018, which did not have material impact on its consolidated financial statements.

3. Investments

The following is a summary of the levels within the fair value hierarchy in which the Company invests as of June 30, 2018:

Description	Fair Value	Level 1	Level 2	Level 3
First lien senior secured debt	$368,040	$—	$—	$368,040
Second lien debt	31,273	—	—	31,273
Subordinated debt	6,391	—	—	6,391
Equity investments	55,905	—	—	55,905
Warrants	277	—	—	277
Investment in Logan JV (1)	81,993	—	—	—
Investment in payment rights	11,214	—	—	11,214
Investments in funds (1)	3,888	—	—	—

Total investments	$558,981	$—	$—	$473,100

The following is a summary of the levels within the fair value hierarchy in which the Company invests as of December 31, 2017:

Description	Fair Value	Level 1	Level 2	Level 3
First lien senior secured debt	$407,097	$—	$—	$407,097
Second lien debt	32,765	—	—	32,765
Subordinated debt	19,105	—	—	19,105
Equity investments	69,174	—	—	69,174
Warrants	75	—	—	75
Investment in Logan JV (1)	65,410	—	—	—
Investment in payment rights	11,259	—	—	11,259
Investments in funds (1)	3,806	—	—	—

Total investments	$608,691	$—	$—	$539,475

(1)

Certain investments that are measured at fair value using net asset value have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statements of Assets and Liabilities.

The following is a summary of the industry classification in which the Company invests as of June 30, 2018:

Industry	Amortized Cost	Fair Value	% of Total Portfolio	% of Net Assets
Industrials and manufacturing	$96,201	$94,502	16.90%	28.27%
Consumer products and services	99,004	93,390	16.71%	27.94%
Investment funds and vehicles	84,604	81,997	14.67%	24.53%
IT services	57,487	56,262	10.06%	16.83%
Healthcare	51,327	50,530	9.04%	15.12%
Financial services	41,037	42,318	7.57%	12.66%
Retail & grocery	36,877	42,321	7.57%	12.66%
Energy / utilities	46,584	38,628	6.91%	11.56%
Business services	32,778	38,345	6.86%	11.47%
Media, entertainment and leisure	17,202	17,142	3.07%	5.13%
Transportation	1,000	3,124	0.56%	0.93%
Restaurants	191	422	0.08%	0.13%

Total Investments	$564,292	$558,981	100.00%	167.23%

The following is a summary of the industry classification in which the Company invests as of December 31, 2017:

Industry	Amortized Cost	Fair Value	% of Total Portfolio	% of Net Assets
Consumer products and services	$121,937	$117,149	19.25%	34.05%
Industrials and manufacturing	92,506	93,272	15.32%	27.11%
Financial services	75,111	77,663	12.76%	22.57%
Investment funds and vehicles	67,000	65,410	10.75%	19.01%
IT services	57,401	56,159	9.23%	16.32%
Healthcare	46,011	45,711	7.71%	13.29%
Business services	38,601	42,266	6.94%	12.29%
Energy / utilities	46,138	38,417	6.31%	11.17%
Retail & grocery	41,629	37,615	6.18%	10.93%
Media, entertainment and leisure	31,380	30,362	4.99%	8.83%
Transportation	1,000	3,124	0.51%	0.91%
Restaurants	21,653	1,543	0.25%	0.45%

Total Investments	$640,367	$608,691	100.00%	176.93%

The following is a summary of the geographical concentration of our investment portfolio as of June 30, 2018:

Region	Amortized Cost	Fair Value	% of Total Portfolio	% of Net Assets
United States
Northeast	$205,998	$208,413	37.29%	62.35%
Southwest	186,937	179,125	32.04%	53.59%
Southeast	76,562	75,316	13.47%	22.53%
Midwest	39,360	37,605	6.73%	11.25%
West	27,207	27,668	4.95%	8.28%
Northwest	13,227	15,574	2.79%	4.66%
Canada	15,001	15,280	2.73%	4.57%

Total Investments	$564,292	$558,981	100.00%	167.23%

The following is a summary of the geographical concentration of our investment portfolio as of December 31, 2017:

Region	Amortized Cost	Fair Value	% of Total Portfolio	% of Net Assets
United States
Northeast	$244,792	$221,948	36.48%	64.53%
Southwest	189,459	180,283	29.62%	52.40%
Southeast	72,451	67,579	11.10%	19.64%
Northwest	39,359	43,977	7.22%	12.78%
Midwest	44,882	43,117	7.08%	12.53%
West	27,323	27,963	4.59%	8.13%
Canada	22,101	23,824	3.91%	6.92%

Total Investments	$640,367	$608,691	100.00%	176.93%

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Company discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). If any transfers occur between the levels or categories of the fair value hierarchy, they are assumed to have occurred at the beginning of the period. The guidance establishes three levels of the fair value hierarchy as follows:

Level 1—Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2—Quoted prices in markets that are not considered to be active or financial instruments for which significant inputs are observable, either directly or indirectly;

Level 3—Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The level of an asset or liability within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management.

The Company considers whether the volume and level of activity for the asset or liability have significantly decreased and identifies transactions that are not orderly in determining fair value. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

The Company has adopted the authoritative guidance under GAAP for estimating the fair value of investments in investment companies that have calculated net asset value per share in accordance with the specialized accounting guidance for Investment Companies. Accordingly, in circumstances in which net asset value per share of an investment is determinative of fair value, the Company estimates the fair value of an investment in an investment company using the net asset value per share of the investment (or its equivalent) without further adjustment if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date. Redemptions are not generally permitted in the Company’s investments in funds. The remaining term of the Company’s investments in funds is expected to be one to five years.

The following provides quantitative information about Level 3 fair value measurements as of June 30, 2018:

Description	Fair Value	Valuation Technique	Unobservable Inputs	Range (Average) (1)
First lien senior secured debt	$277,586	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	12% - 14% (13%)
	36,454	Market comparable companies (market approach)	EBITDA Multiple	4.9x - 5.9x (5.4x)
	54,000	Market comparable companies (market approach)	Revenue Multiple	0.4x - 0.4x (0.4x)
Second lien debt	25,858	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	13% - 13% (13%)
	5,415	Market comparable companies (market approach)	EBITDA Multiple	5.8x - 6.3x (6.0x)
Subordinated debt	6,391	Market comparable companies (market approach)	EBITDA Multiple	4.5x - 5.5x (5.0x)
Equity investments	50,634	Market comparable companies (market approach)	EBITDA Multiple	5.1x - 5.7x (5.4x)
	5,271	Market comparable companies (market approach)	Revenue Multiple	1.8x - 2.1x (1.9x)
Warrants	277	Market comparable companies (market approach)	EBITDA Multiple	5.0x - 6.0x (5.5x)
Investment in payment rights	11,214	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	12% - 13% 13%
			Federal and State Tax Rates	26%

Total Level 3 Investments	$473,100

(1)	Averages were determined using a weighted average based upon the fair value of the investments in each investment category.

The following provides quantitative information about Level 3 fair value measurements as of December 31, 2017:

Description	Fair Value	Valuation Technique	Unobservable Inputs	Range (Average) (1)
First lien senior secured debt	$334,483	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	11% - 12% (12%)
	72,614	Market comparable companies (market approach)	EBITDA Multiple	4.5x - 5.2x (4.8x)
Second lien debt	26,237	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	13% - 14% (13%)
	6,528	Market comparable companies (market approach)	EBITDA Multiple	5.0x - 6.0x (5.5x)
Subordinated debt	12,425	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	13% - 14% (14%)
	6,680	Market comparable companies (market approach)	EBITDA Multiple	4.5x - 5.5x (5.0x)
Equity investments	55,201	Market comparable companies (market approach)	EBITDA Multiple	5.3x - 6.0x (5.7x)
	13,973	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	16% - 17% (16%)
Warrants	75	Market comparable companies (market approach)	EBITDA Multiple	5.8x - 6.3x (6.0x)
Investment in payment rights	11,259	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	12% - 13% 13%
			Federal and State Tax Rates	26%

Total Level 3 Investments	$539,475

(1)	Averages were determined using a weighted average based upon the fair value of the investments in each investment category.

The primary significant unobservable input used in the fair value measurement of the Company’s debt securities (first lien secured debt, second lien debt and subordinated debt), including income-producing investments in funds and income producing securities and payment rights is the weighted average cost of capital, or WACC. Significant increases (decreases) in the WACC in isolation would result in a significantly lower (higher) fair value measurement. In determining the WACC, for the income, or yield approach, the Company considers current market yields and multiples, portfolio company performance, leverage levels, credit quality, among other factors, including U.S. federal tax rates, in its analysis. In the case of the tax receivable agreement TRA, the Company considers the risks associated with changes in tax rates, the performance of the portfolio company and the expected term of the investment. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate WACC to use in the income approach.

The primary significant unobservable input used in the fair value measurement of the Company’s equity investments, investments in warrants and debt investments where the Company has a controlling equity investment is the EBITDA multiple adjusted by management for differences between the investment and referenced comparables, or the multiple. Significant increases (decreases) in the multiple in isolation would result in a significantly higher (lower) fair value measurement. To determine the multiple for the market approach, the Company considers current market trading and/or transaction multiples, portfolio company performance (financial ratios) relative to public and private peer companies and leverage levels, among other factors. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate multiple to use in the market approach.

The following table rolls forward the changes in fair value during the six months ended June 30, 2018 for investments classified within Level 3:

	First lien senior secured debt	Second lien debt	Subordinated debt	Equity investments	Warrants	Investment in payment rights	CLO residual interests	Totals
Beginning balance, January 1, 2018	$407,097	$32,765	$19,105	$69,174	$75	$11,259	$—	$539,475
Purchases	15,521	—	—	—	—	—	—	15,521
Sales and repayments	(50,066)	(950)	(12,302)	(14,067)	—	—	—	(77,385)
Unrealized appreciation (depreciation) (1)	4,348	20,430	504	1,751	202	(45)	—	27,190
Realized (loss) gain	(10,748)	(21,013)	(1,210)	(1,119)	—	—	—	(34,090)
Net amortization of premiums, discounts and fees	1,739	41	71	71	—	—	—	1,922
PIK	149	—	223	95	—	—	—	467

Ending balance, June 30, 2018	$368,040	$31,273	$6,391	$55,905	$277	$11,214	$—	$473,100

Net change in unrealized appreciation (depreciation) from investments still held as of the reporting date	$(3,447)	$80	$(512)	$705	$202	$(45)	$—	$(3,017)

(1)	All unrealized appreciation (depreciation) in the table above is reflected in the accompanying Consolidated Statements of Operations.

The following table rolls forward the changes in fair value during the six months ended June 30, 2017 for investments classified within Level 3:

	First lien senior secured debt	Second lien debt	Subordinated debt	Equity investments	Warrants	Investment in payment rights	CLO residual interests	Totals
Beginning balance, January 1, 2017	$370,863	$95,284	$28,092	$86,163	$4,151	$13,289	$7,225	$605,067
Purchases (2)	50,383	—	1,651	1,674	—	—	—	53,708
Sales and repayments (2)	(15,526)	(16,933)	—	(5,939)	—	—	(7,225)	(45,623)
Unrealized appreciation (depreciation) (1)	(4,920)	4,350	(943)	(1,582)	59	(16)	1,457	(1,595)
Realized (loss) gain	—	(11,329)	—	1,289	—	—	(1,457)	(11,497)
Net amortization of premiums, discounts and fees	2,066	81	64	22	—	—	—	2,233
PIK	562	386	318	321	—	—	—	1,587
Transfers between categories (3)	29,069	(20,369)	(8,700)	4,151	(4,151)	—	—	—

Ending balance, June 30, 2017	$432,497	$51,470	$20,482	$86,099	$59	$13,273	$—	$603,880

Net change in unrealized appreciation (depreciation) from investments still held as of the reporting date	$(5,004)	$(4,791)	$(943)	$2,568	$59	$(15)	$—	$(8,126)

(1)	All unrealized appreciation (depreciation) in the table above is reflected in the accompanying Consolidated Statements of Operations.
(2)	Includes reorganizations and restructuring of investments.
(3)	Represents transfer of Gold, Inc. from subordinated debt to second lien debt, transfer of YP Equity Investors, LLC from warrants to equity investments.

Significant Unconsolidated Subsidiaries

In accordance with the SEC’s Regulation S-X and GAAP, the Company is not permitted to consolidate any subsidiary or other entity that is not an investment company or a controlled operating company whose business consists of providing services to the company, including those in which the Company has a controlling interest. The Company had certain unconsolidated subsidiaries for the six months ended June 30, 2018 and 2017 that met at least one of the significance conditions under the SEC’s Regulation S-X. Accordingly, pursuant to Rule 4-08 of Regulation S-X, summarized, comparative financial information is presented below for our significant unconsolidated subsidiaries, which include C&K Market, Inc., Copperweld Bimetallics, LLC, Loadmaster Derrick & Equipment, Inc., OEM Group, LLC, THL Credit Logan JV, LLC and Tri-Starr Management Services, Inc. for the six months ended June 30, 2018 and C&K Market, Inc., Copperweld Bimetallics, LLC, Loadmaster Derrick & Equipment, Inc., OEM Group, LLC, Thibaut, Inc., THL Credit Logan JV, LLC and Tri-Starr Management Services, Inc. for the six months ended June 30, 2017.

	For the six months ended June 30,
Income Statement	2018	2017
Net Sales	$276,820	$305,501
Gross Profit	$62,406	79,163
Net income (loss)	$(8,642)	(11,156)

THL Credit Logan JV LLC

On December 3, 2014, the Company entered into an agreement with Perspecta Trident LLC, an affiliate of Perspecta Trust LLC, or Perspecta, to create THL Credit Logan JV LLC, or Logan JV, a joint venture, which invests primarily in senior secured first lien term loans. All Logan JV investment decisions must be unanimously approved by the Logan JV investment committee consisting of one representative from each of the Company and Perspecta.

The Company has determined that Logan JV is an investment company under ASC 946, however, in accordance with such guidance, the Company will generally not consolidate its investment in a company other than a wholly owned investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company does not consolidate its non-controlling interest in Logan JV.

Logan JV is capitalized with capital contributions which are generally called from its members, on a pro-rata basis based on their capital commitments, as transactions are completed. Any decision by the Logan JV to call down on capital commitments requires the explicit authorization of the Company, coupled with that of Perspecta, and the Company may withhold such authorization for any reason in its sole discretion.

As of June 30, 2018 and December 31, 2017, Logan JV had the following commitments, contributions and unfunded commitments from its members.

	As of June 30, 2018
Member	Total Commitments	Contributed Capital	Unfunded Commitments
THL Credit, Inc.	$200,000	$80,600	$119,400
Perspecta Trident LLC	50,000	20,150	29,850

Total Investments	$250,000	$100,750	$149,250

	As of December 31, 2017
Member	Total Commitments	Contributed Capital	Unfunded Commitments
THL Credit, Inc.	$200,000	$67,000	$133,000
Perspecta Trident LLC	50,000	16,750	33,250

Total Investments	$250,000	$83,750	$166,250

Logan JV has a senior credit facility, or the Logan JV Credit Facility, with Deutsche Bank AG and other banks. As of June 30, 2018 and December 31, 2017, the Logan JV Credit Facility had $200,000 and $175,000 of commitments subject to leverage and borrowing base restrictions with an interest rate of three month LIBOR (with no LIBOR floor) plus 2.40% and LIBOR (with no LIBOR floor) plus 2.50%, respectively. The final maturity date of the Logan JV Credit Facility is January 12, 2023 with the revolving loan period ending on January 12, 2021. As of June 30, 2018 and December 31, 2017, Logan JV had $215,555 and $169,632 of outstanding borrowings under the credit facility, respectively.

As of June 30, 2018 and December 31, 2017, Logan JV had total investments at fair value of $294,938 and $250,400, respectively. As of June 30, 2018 and December 31, 2017, Logan JV’s portfolio was comprised of senior secured first lien loans and second lien loans to 124 and 110 different borrowers, respectively. As of June 30, 2018 and December 31, 2017, there were no loans on non-accrual status. As of June 30, 2018 and December 31, 2017, Logan JV had unfunded commitments to fund revolver and delayed draw loans to its portfolio companies totaling $4,852 and $1,426, respectively. The portfolio companies in Logan JV are in industries similar to those in which the Company may invest directly.

Below is a summary of Logan JV’s portfolio, followed by a listing of the individual loans in Logan JV’s portfolio as of June 30, 2018 and December 31, 2017:

	As of June 30, 2018	As of December 31, 2017
First lien secured debt, at par	$282,502	$233,904
Second lien debt, at par	23,609	22,847

Total debt investments, at par	$306,111	$256,751

Weighted average yield on first lien secured loans (1)	6.9%	6.4%
Weighted average yield on second lien loans (1)	10.1%	9.3%
Weighted average yield on all loans (1)	7.2%	6.7%
Number of borrowers in Logan JV	124	110
Largest loan to a single borrower (2)	$5,000	$5,000
Total of five largest loans to borrowers (2)	$24,784	$24,397

(1)	Weighted average yield at their current amortized cost.
(2)	At current principal amount.

The weighted average yield of Logan JV’s debt investments is not the same as a return on Logan JV investment for the Company’s stockholders but, rather, relates to a portion of the Company’s investment portfolio and is calculated before the payment of the Company’s expenses. The weighted average yield was computed using the effective interest rates as of June 30, 2018 and December 31, 2017, respectively. There can be no assurance that the weighted average yield will remain at its current level.

For three months ended June 30, 2018 and 2017, the Company’s share of income from distributions related to its Logan JV LLC equity interest was $2,400 and $2,080, respectively, which amounts are included in dividend income and realized gains from controlled investments in the Consolidated Statement of Operations. For the six months ended June 30, 2018 and 2017, the Company’s share of income from distributions related to its Logan JV LLC equity interest was $4,800 and $4,180, respectively, which amounts are included in dividend income from controlled investments and net realized gain (loss) from controlled investments in the Consolidated Statement of Operations. As of June 30, 2018 and December 31, 2017, $2,616 and $2,640, respectively, of income related to the Logan JV was included in interest, dividends and fees receivable on the Consolidated Statements of Assets and Liabilities. As of June 30, 2018, distributions declared and earned of $9,920 for the twelve months ended June 30, 2018, represented a dividend yield to the Company of 14.1% based upon average capital invested. As of December 31, 2017, distributions declared and earned of $9,300 for the twelve months ended December 31, 2017, represented a dividend yield to the Company of 14.2% based upon average capital invested.

Logan JV Loan Portfolio as of June 30, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
Senior Secured First Lien Term Loans
Canada
Can Am Construction Inc	Construction & Building	7.59% (LIBOR + 5.5%)	06/29/2017	07/01/2024	1,188	$1,157	$1,203
Parq Holdings LP	Hotel, Gaming & Leisure	9.83% (LIBOR + 7.5%)	12/05/2014	12/17/2020	993	986	995
PNI Canada Acquireco Corp	High Tech Industries	7.84% (LIBOR + 5.75%)	08/23/2017	09/21/2022	1,811	1,719	1,827

Total Canada						$3,862	$4,025

Germany
Rhodia Acetow	Construction & Building	7.95% (LIBOR + 5.5%)	04/21/2017	05/31/2023	990	$978	$995
VAC Germany Holding GmbH	Metals & Mining	6.33% (LIBOR + 4%)	02/26/2018	02/26/2025	2,993	2,978	3,008

Total Germany						$3,956	$4,003

United Kingdom
EG Group	Retail	6.33% (LIBOR + 4%)	03/23/2018	02/07/2025	2,860	$2,846	$2,839

Total United Kingdom						$2,846	$2,839

United States of America
1A Smart Start LLC	Services: Consumer	6.59% (LIBOR + 4.5%)	03/20/2017	02/21/2022	1,588	$1,583	$1,588
1A Smart Start LLC	Services: Consumer	6.84% (LIBOR + 4.75%)	08/28/2015	02/21/2022	2,438	2,424	2,438
A Place for Mom Inc	Services: Consumer	5.84% (LIBOR + 3.75%)	07/28/2017	08/10/2024	3,970	3,953	3,982
A10 Capital, LLC	Services: Business	8.58% (LIBOR + 6.5%)	04/25/2018	04/27/2023	5,000	4,952	4,950
Advanced Computer Software	High Tech Industries	6.78% (LIBOR + 4.75%)	05/25/2018	05/31/2024	1,500	1,496	1,511
Advanced Integration Technology LP	Aerospace & Defense	7.22% (LIBOR + 4.75%)	07/15/2016	04/03/2023	1,965	1,950	1,965
AgroFresh Inc.	Services: Business	7.11% (LIBOR + 4.75%)	12/01/2015	07/31/2021	1,950	1,942	1,940
Air Medical Group Holdings Inc	Healthcare & Pharmaceuticals	6.34% (LIBOR + 4.25%)	09/26/2017	03/14/2025	2,239	2,223	2,212
Alpha Media LLC	Media: Broadcasting & Subscription	8.1% (LIBOR + 6%)	02/24/2016	02/25/2022	3,172	3,074	3,013
American Sportsman Holdings Co	Retail	7.09% (LIBOR + 5%)	11/22/2016	09/25/2024	3,970	3,922	3,981
Ansira Holdings, Inc. (3)	Media: Advertising, Printing & Publishing	7.73% (LIBOR + 5.75%)	04/17/2018	12/20/2022	613	68	67
Ansira Holdings, Inc.	Media: Advertising, Printing & Publishing	7.84% (LIBOR + 5.75%)	12/20/2016	12/20/2022	140	139	139
Ansira Holdings, Inc.	Media: Advertising, Printing & Publishing	7.84% (LIBOR + 5.75%)	12/20/2016	12/20/2022	1,719	1,706	1,710
AP Gaming I LLC	Hotel, Gaming & Leisure	6.34% (LIBOR + 4.25%)	06/06/2016	02/15/2024	2,475	2,469	2,498
APC Aftermarket	Automotive	7.36% (LIBOR + 5%)	05/09/2017	05/10/2024	495	487	486
Aptean, Inc.	Services: Business	6.59% (LIBOR + 4.25%)	02/15/2016	12/20/2022	1,975	1,959	1,977
Avaya Inc	Telecommunications	6.32% (LIBOR + 4.25%)	11/09/2017	12/15/2024	2,601	2,575	2,608
Barbri Inc	Media: Diversified & Production	6.25% (LIBOR + 4.25%)	12/01/2017	11/21/2023	3,491	3,475	3,496
Beasley Mezzanine Holdings LLC	Media: Broadcasting & Subscription	6.09% (LIBOR + 4%)	11/17/2017	11/01/2023	2,966	2,952	2,996
Big Ass Fans LLC	Services: Business	6.08% (LIBOR + 3.75%)	11/07/2017	05/21/2024	2,488	2,476	2,497
Big River Steel LLC	Metals & Mining	7.33% (LIBOR + 5%)	08/15/2017	08/23/2023	1,985	1,968	2,019
BI-LO LLC	Retail	10.33% (LIBOR + 8%)	05/15/2018	05/31/2024	1,500	1,440	1,452
Bomgar Corp	Telecommunications	6.33% (LIBOR + 4%)	04/17/2018	04/18/2025	2,000	1,995	2,010
Brand Energy & Infrastructure Services, Inc.	Services: Business	6.61% (LIBOR + 4.25%)	06/16/2017	06/21/2024	2,970	2,944	2,979
Catapult Learning, Inc.	Services: Consumer	8.52% (LIBOR + 6.35%)	05/22/2018	05/18/2023	4,739	4,692	4,692
Catapult Learning, Inc.(4) (14)	Services: Consumer	6.84% (LIBOR + 4.5%)	05/22/2018	05/18/2023	261	(3)	(3)

Logan JV Loan Portfolio as of June 30, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
CC Amulet Intermediate, LLC (5) (14)	Healthcare & Pharmaceuticals	3.34% (LIBOR + 1%)	06/18/2018	04/30/2024	1,538	(15)	(15)
CC Amulet Intermediate, LLC	Healthcare & Pharmaceuticals	6.84% (LIBOR + 4.75%)	06/18/2018	04/30/2024	3,462	3,427	3,427
Clear Balance Holdings, LLC	Banking, Finance, Insurance & Real Estate	8.08% (LIBOR +5.75%)	07/07/2015	10/05/2023	4,963	4,942	4,938
Commercial Barge Line Co	Transportation: Cargo	10.84% (LIBOR + 8.75%)	11/06/2015	11/12/2020	1,331	1,300	932
Constellis Holdings, LLC	Aerospace & Defense	7.33% (LIBOR + 5%)	04/18/2017	04/21/2024	1,980	1,964	1,991
Conyers Park Parent Merger Sub Inc	Retail	5.86% (LIBOR + 3.5%)	06/21/2017	07/07/2024	1,985	1,976	2,012
Country Fresh Holdings, LLC	Beverage, Food & Tobacco	7.33% (LIBOR + 5%)	07/14/2017	03/31/2023	4,747	4,708	4,593
Covenant Surgical Partners Inc (11)	Healthcare & Pharmaceuticals	7.11% (LIBOR + 4.75%)	09/29/2017	10/04/2024	690	412	417
Covenant Surgical Partners Inc	Healthcare & Pharmaceuticals	6.81% (LIBOR + 4.5%)	09/29/2017	10/04/2024	2,296	2,291	2,308
CPI Acquisition, Inc.	Services: Consumer	6.36% (LIBOR + 4.5%)	08/14/2015	08/17/2022	4,187	4,095	2,544
CryoLife Inc	Healthcare & Pharmaceuticals	6.33% (LIBOR + 4%)	11/15/2017	12/02/2024	1,990	1,981	2,006
CT Technologies Intermediate Holdings, Inc	Healthcare & Pharmaceuticals	6.34% (LIBOR + 4.25%)	02/11/2015	12/01/2021	1,930	1,935	1,832
Deerfield Holdings Corp	Banking, Finance, Insurance & Real Estate	5.58% (LIBOR + 3.25%)	12/06/2017	12/06/2024	249	249	249
DigiCert, Inc.	Services: Business	6.84% (LIBOR + 4.75%)	09/20/2017	10/31/2024	998	993	998
DXP Enterprises, Inc.	Energy: Oil & Gas	6.84% (LIBOR + 4.75%)	08/16/2017	08/29/2023	1,489	1,476	1,497
Evo Payments International, LLC	Services: Business	5.36% (LIBOR + 3.25%)	12/08/2016	12/22/2023	2,607	2,587	2,603
Fleetpride	Automotive	6.59% (LIBOR + 4.5%)	03/28/2018	11/19/2022	1,674	1,625	1,687
Freedom Mortgage Corporation	Banking, Finance, Insurance & Real Estate	6.84% (LIBOR + 4.75%)	02/17/2017	02/23/2022	—	—	—
FullBeauty Brands LP	Retail	6.84% (LIBOR + 4.75%)	03/08/2016	10/14/2022	3,909	3,730	1,622
Gold Standard Baking, Inc.	Wholesale	8.5% (LIBOR + 4.5%)	05/19/2015	04/23/2021	2,910	2,903	2,706
Golden West Packaging Group LLC	Forest Products & Paper	7.34% (LIBOR + 5.25%)	02/09/2018	06/20/2023	4,872	4,849	4,878
Great Dane Merger Sub Inc	Services: Business	5.86% (LIBOR + 3.75%)	05/02/2018	05/21/2025	3,000	2,985	3,015
Green Plains Inc	Chemicals, Plastics & Rubber	7.6% (LIBOR + 5.5%)	08/18/2017	08/29/2023	1,418	1,406	1,439
Gruden Acquisition Inc.	Transportation: Cargo	7.83% (LIBOR + 5.5%)	06/21/2017	08/18/2022	1,980	1,940	1,997
Gulf Finance, LLC	Energy: Oil & Gas	7.59% (LIBOR + 5.25%)	08/17/2016	08/25/2023	1,884	1,843	1,635
Heartland Dental LLC (6)(14)	Services: Consumer	6.09% (LIBOR + 3.75%)	04/19/2018	04/17/2025	196	(1)	(1)
Heartland Dental LLC	Services: Consumer	5.84% (LIBOR + 3.75%)	04/19/2018	04/30/2025	1,304	1,298	1,299
Help/Systems Holdings, Inc.	Services: Business	5.84% (LIBOR + 3.75%)	03/23/2018	03/28/2025	2,000	1,995	2,003
Higginbotham Insurance Agency, Inc.	Banking, Finance, Insurance & Real Estate	5.84% (LIBOR + 3.75%)	12/14/2017	12/19/2024	4,975	4,952	4,913
Idera Inc	High Tech Industries	6.6% (LIBOR + 4.5%)	06/27/2017	06/28/2024	2,344	2,323	2,376
Impala Private Holdings II LLC	Services: Business	6.1% (LIBOR + 4%)	11/10/2017	11/14/2024	1,658	1,651	1,659
Infoblox Inc.	High Tech Industries	6.59% (LIBOR + 4.5%)	11/03/2016	11/07/2023	2,147	2,107	2,169
Insurance Technologies	Banking, Finance, Insurance & Real Estate	8.39% (LIBOR + 6.5%)	03/26/2015	12/15/2021	3,032	3,010	3,032
Insurance Technologies (12)(14)	Banking, Finance, Insurance & Real Estate	2.34% (LIBOR + 0%)	03/26/2015	12/15/2021	137	(1)	—
International Textile Group Inc	Consumer goods: Durable	6.98% (LIBOR + 5%)	04/20/2018	04/19/2024	1,000	995	1,007
Isagenix International LLC	Consumer goods: Non- Durable	8.08% (LIBOR + 5.75%)	04/26/2018	04/26/2025	2,000	1,980	2,005
Kemet Corporation	High Tech Industries	8.09% (LIBOR + 6%)	04/21/2017	04/26/2024	950	926	964
Kestra Financial, Inc.	Banking, Finance, Insurance & Real Estate	6.59% (LIBOR + 4.5%)	06/10/2016	06/24/2022	3,920	3,881	3,910

Logan JV Loan Portfolio as of June 30, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
KMG Chemicals Inc	Chemicals, Plastics & Rubber	4.84% (LIBOR + 2.75%)	06/13/2017	06/15/2024	734	731	736
LifeScan Global Corp (13)	Healthcare & Pharmaceuticals	8.34% (LIBOR + 6%)	06/19/2018	06/18/2024	2,250	2,183	2,188
LSCS Holdings Inc. (9)	Healthcare & Pharmaceuticals	6.34% (LIBOR + 4.25%)	03/09/2018	03/17/2025	544	427	430
LSCS Holdings Inc.	Healthcare & Pharmaceuticals	6.75% (LIBOR + 4.25%)	03/09/2018	03/17/2025	2,171	2,160	2,171
Lyons Magnus Inc	Beverage, Food & Tobacco	5.59% (LIBOR + 2.5%)	06/08/2018	11/11/2024	3,984	3,971	4,001
MAG DS Corp.	Aerospace & Defense	6.76% (LIBOR + 4.75%)	06/01/2018	05/30/2025	3,000	2,970	2,993
Mavenir Systems Inc	Services: Business	8.03% (LIBOR + 6%)	05/01/2018	05/01/2025	2,000	1,961	2,005
MCS Group Holdings LLC	Services: Business	7.08% (LIBOR + 4.75%)	05/12/2017	05/20/2024	1,980	1,972	1,916
MDVIP Inc	Services: Business	6.34% (LIBOR + 4.25%)	11/10/2017	11/14/2024	3,025	3,011	3,040
Merrill Communications LLC	Media: Advertising, Printing & Publishing	7.61% (LIBOR + 5.25%)	05/29/2015	06/01/2022	1,750	1,744	1,772
Miller’s Ale House Inc	Beverage, Food & Tobacco	6.84% (LIBOR + 4.75%)	05/24/2018	05/21/2025	2,400	2,388	2,403
Morphe, LLC	Consumer goods: Non- Durable	8.33% (LIBOR + 6%)	02/21/2017	02/10/2023	2,813	2,780	2,813
Nasco Healthcare, Inc.	Healthcare & Pharmaceuticals	7.02% (LIBOR + 4.5%)	07/13/2015	06/30/2021	4,513	4,501	4,467
New Insight Holdings Inc	Services: Business	7.86% (LIBOR + 5.5%)	12/08/2017	12/20/2024	1,990	1,898	1,960
NextCare, Inc. (10)(14)	Healthcare & Pharmaceuticals	7.09% (LIBOR + 4.75%)	02/13/2018	02/28/2023	588	(5)	(6)
NextCare, Inc.	Healthcare & Pharmaceuticals	6.84% (LIBOR + 4.75%)	02/13/2018	02/28/2023	3,403	3,371	3,369
Northern Star Holdings Inc.	Services: Business	7.08% (LIBOR + 4.75%)	03/28/2018	03/14/2025	4,239	4,219	4,245
Oak Point Partners, LLC	Banking, Finance, Insurance & Real Estate	7.09% (LIBOR + 4.75%)	09/13/2017	09/13/2023	3,000	2,967	3,000
OB Hospitalist Group Inc	Healthcare & Pharmaceuticals	6.23% (LIBOR + 4.25%)	08/08/2017	08/01/2024	2,364	2,354	2,376
Odyssey Logistics & Technology Corp	Transportation: Cargo	5.84% (LIBOR + 3.75%)	10/06/2017	10/12/2024	1,990	1,980	2,002
OpenLink	High Tech Industries	7.33% (LIBOR + 5%)	03/02/2018	03/21/2025	1,985	1,975	1,997
Output Services Group Inc	Services: Business	6.34% (LIBOR + 4.25%)	03/26/2018	03/21/2024	3,721	3,703	3,759
Output Services Group Inc (8)(14)	Services: Business	6.59% (LIBOR + 4.25%)	03/26/2018	03/31/2024	769	(4)	8
Park Place Technologies, LLC	Services: Business	6.09% (LIBOR + 4%)	03/22/2018	03/22/2025	2,340	2,329	2,343
Ping Identity Corp	High Tech Industries	5.84% (LIBOR + 3.75%)	01/23/2018	01/24/2025	1,500	1,493	1,503
Project Leopard Holdings Inc	High Tech Industries	6.09% (LIBOR + 4%)	06/21/2017	07/07/2023	1,737	1,733	1,739
PSC Industrial Outsourcing, LP	Environmental Industries	5.84% (LIBOR + 3.75%)	10/05/2017	10/11/2024	1,990	1,972	1,995
PT Holdings LLC	Wholesale	6.33% (LIBOR + 4%)	12/04/2017	12/09/2024	—	—	—
Quidditch Acquisition Inc	Beverage, Food & Tobacco	9.09% (LIBOR + 7%)	03/16/2018	03/21/2025	1,019	999	1,029
Red Ventures LLC	Media: Diversified & Production	6.09% (LIBOR + 4%)	10/18/2017	11/08/2024	2,481	2,459	2,497
SCS Holdings Inc	Services: Business	6.34% (LIBOR + 4.25%)	11/20/2015	10/30/2022	1,751	1,741	1,758
Silverback Merger Sub Inc	High Tech Industries	5.58% (LIBOR + 3.5%)	08/11/2017	08/21/2024	1,191	1,188	1,179
Sirva Worldwide, Inc.	Transportation: Cargo	8.86% (LIBOR + 6.5%)	11/18/2016	11/22/2022	2,757	2,706	2,767
Situs Group Holdings Corporation	Banking, Finance, Insurance & Real Estate	6.59% (LIBOR + 4.5%)	02/21/2018	02/27/2023	3,990	3,971	3,970
SMS Systems Maintenance Services Inc	Services: Business	7.09% (LIBOR + 5%)	02/09/2017	10/30/2023	2,955	2,943	2,384
SoClean, Inc	Consumer goods: Non- Durable	8.31% (LIBOR + 6%)	02/13/2018	12/20/2022	3,175	3,145	3,175

Logan JV Loan Portfolio as of June 30, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
Standard Media Group LLC (13)	Media: Diversified & Production	6.34% (LIBOR + 4%)	06/22/2018	06/19/2025	2,000	1,990	2,003
Starfish- V Merger Sub Inc	High Tech Industries	7.09% (LIBOR + 5%)	08/11/2017	08/16/2024	1,241	1,230	1,246
STS Operating, Inc.	Services: Consumer	5.84% (LIBOR + 3.75%)	04/27/2018	12/11/2024	1,496	1,493	1,497
TerraForm AP Acquisition Holdings LLC	Energy: Electricity	6.58% (LIBOR + 4.25%)	10/11/2016	06/27/2022	809	809	812
ThoughtWorks, Inc.	High Tech Industries	6.09% (LIBOR + 4%)	10/06/2017	10/11/2024	3,000	2,993	3,021
ThoughtWorks, Inc.	High Tech Industries	6.09% (LIBOR + 4%)	04/19/2018	10/11/2024	571	569	574
ThoughtWorks, Inc. (7)(14)	High Tech Industries	6.34% (LIBOR + 4%)	04/19/2018	10/12/2024	429	(2)	2
TKC Holdings Inc	Consumer goods: Durable	5.85% (LIBOR + 3.75%)	06/08/2017	02/01/2023	296	295	296
TOMS Shoes LLC	Retail	7.59% (LIBOR + 5.5%)	12/18/2014	10/30/2020	1,935	1,876	1,472
Tupelo Buyer Inc	Transportation: Consumer	5.81% (LIBOR + 3.75%)	10/02/2017	10/07/2024	2,215	2,200	2,217
TV Borrower US LLC	High Tech Industries	7.08% (LIBOR + 4.75%)	02/16/2017	02/22/2024	988	983	990
Uber Technologies, Inc.	Transportation: Consumer	6% (LIBOR + 4%)	03/22/2018	04/04/2025	2,800	2,786	2,813
US Salt LLC	Chemicals, Plastics & Rubber	6.84% (LIBOR + 4.75%)	11/30/2017	12/01/2023	2,993	2,965	2,992
US Shipping Corp	Utilities: Oil & Gas	6.34% (LIBOR + 4.25%)	03/09/2016	06/26/2021	206	199	199
Utility One Source L.P.	Construction & Building	7.59% (LIBOR + 5.5%)	04/07/2017	04/18/2023	990	982	1,016
Verdesian Life Sciences LLC	Chemicals, Plastics & Rubber	7.36% (LIBOR + 5%)	12/09/2014	07/01/2020	2,061	1,924	1,988
Vertiv Group Corporation	Capital Equipment	6% (LIBOR + 4%)	09/30/2015	11/30/2023	1,504	1,468	1,497
Viewpoint Inc	High Tech Industries	6.55% (LIBOR + 4.25%)	07/18/2017	07/19/2024	993	988	997
Vistage Worldwide, Inc.	Services: Business	6.05% (LIBOR + 4%)	02/06/2018	02/10/2025	2,514	2,508	2,523
Weight Watchers International, Inc.	Beverage, Food & Tobacco	7.06% (LIBOR + 4.75%)	11/20/2017	11/29/2024	2,633	2,584	2,668
Wirepath Home Systems LLC	Services: Consumer	6.83% (LIBOR + 4.5%)	07/31/2017	08/05/2024	2,978	2,964	2,994
Women’s Care Florida LLP	Healthcare & Pharmaceuticals	6.59% (LIBOR + 4.5%)	08/18/2017	09/29/2023	4,975	4,953	4,969
Yak Access LLC (13)	Construction & Building	7.34% (LIBOR + 5%)	06/29/2018	06/13/2025	3,000	2,910	2,910
Zenith Merger Sub, Inc.	Services: Business	7.83% (LIBOR + 5.5%)	12/22/2017	12/13/2023	2,985	2,958	2,970

Total United States of America						$264,140	$260,500

Total Senior Secured First Lien Term Loans						$274,804	$271,367

Second Lien Term Loans
Luxembourg
Lully Finance S.a.r.l.	Telecommunications	10.59% (LIBOR + 8.5%)	07/31/2015	10/16/2023	1,000	$993	$998

Total Luxembourg						$993	$998

United States of America
ABG Intermediate Holdings 2 LLC	Consumer goods: Non- Durable	9.84% (LIBOR + 7.75%)	09/26/2017	09/29/2025	2,333	$2,317	$2,339
BJ’s Wholesale Club, Inc.	Beverage, Food & Tobacco	9.53% (LIBOR + 7.5%)	01/27/2017	02/03/2025	—	—	—
CH Hold Corp	Automotive	9.34% (LIBOR + 7.25%)	01/26/2017	02/03/2025	1,000	996	1,016
Constellis Holdings, LLC	Aerospace & Defense	11.33% (LIBOR + 9%)	04/18/2017	04/21/2025	1,000	987	1,012
DigiCert, Inc.	Services: Business	10.09% (LIBOR + 8%)	09/20/2017	10/31/2025	750	747	734
DiversiTech Holdings Inc	Capital Equipment	9.84% (LIBOR + 7.5%)	05/18/2017	06/02/2025	2,000	1,983	2,030
Gruden Acquisition Inc.	Transportation: Cargo	10.83% (LIBOR + 8.5%)	07/31/2015	08/18/2023	500	484	503
Midwest Physician Administrative Services, LLC	Healthcare & Pharmaceuticals	9.09% (LIBOR + 7%)	08/11/2017	08/15/2025	979	970	984
NextCare, Inc.	Healthcare & Pharmaceuticals	10.84% (LIBOR + 8.75%)	02/13/2018	08/28/2023	1,000	986	985
NN Inc.	Automotive	10.03% (LIBOR + 8%)	05/03/2018	04/19/2023	3,000	2,941	2,985

Logan JV Loan Portfolio as of June 30, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
Optiv Security Inc	Services: Business	9.31% (LIBOR + 7.25%)	01/19/2017	01/31/2025	1,500	1,494	1,456
Park Place Technologies, LLC	Services: Business	10.09% (LIBOR + 8%)	03/22/2018	03/29/2026	700	693	702
Pathway Partners Vet Management	Healthcare & Pharmaceuticals	10.09% (LIBOR + 8%)	10/04/2017	10/10/2025	1,899	1,882	1,890
Pathway Partners Vet Management	Healthcare & Pharmaceuticals	10.09% (LIBOR + 8%)	10/04/2017	10/10/2025	101	100	100
Red Ventures LLC	Media: Diversified & Production	10.09% (LIBOR + 8%)	10/18/2017	11/08/2025	497	490	507
SESAC Holdco II LLC	Media: Diversified & Production	9.34% (LIBOR + 7.25%)	02/13/2017	02/24/2025	1,000	992	994
TKC Holdings Inc	Consumer goods: Durable	10.1% (LIBOR + 8%)	01/31/2017	02/01/2024	1,850	1,837	1,856
TV Borrower US LLC	High Tech Industries	10.58% (LIBOR + 8.25%)	02/16/2017	02/22/2025	1,000	987	990
Viewpoint Inc	High Tech Industries	12.25% (LIBOR + 8.25%)	07/18/2017	07/21/2025	1,000	991	1,005
Wash Multifamily Laundry Systems, LLC.	Services: Consumer	9.09% (LIBOR + 7%)	05/04/2015	05/15/2023	425	424	413
Wash Multifamily Laundry Systems, LLC.	Services: Consumer	9.09% (LIBOR + 7%)	05/04/2015	05/12/2023	75	74	72
Total United States of America						$22,375	$22,573

Total Second Lien Term Loans						$23,368	$23,571

Total Investments						$298,172	$294,938

Cash and cash equivalents
Dreyfus Government Cash Management Fund						29,356	29,356
Other cash accounts						53	53

Total Cash and cash equivalents						$29,409	$29,409

(1)	Variable interest rates indexed to 30-day, 60-day, 90-day or 180-day LIBOR rates, at the borrower’s option. LIBOR rates are subject to interest rate floors.
(2)	Represents fair value in accordance with ASC Topic 820.
(3)

Represents a delayed draw commitment of $613,171, of which $543,250 was unfunded as of June 30, 2018. Unfunded amounts of a delayed draw position have a lower rate than the contractual fully funded rate. Issuer pays 2.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

(4)	Represents a delayed draw commitment of $260,664, which was unfunded as of June 30, 2018. Issuer does not pay unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(5)	Represents a delayed draw commitment of $1,538,462, which was unfunded as of June 30, 2018. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(6)	Represents a delayed draw commitment of $195,652, which was unfunded as of June 30, 2018. Issuer pays 1.875% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(7)	Represents a delayed draw commitment of $428,571, which was unfunded as of June 30, 2018. Issuer pays 2.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(8)	Represents a delayed draw commitment of $769,231, which was unfunded as of June 30, 2018. Issuer pays 4.25% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(9)

Represents a delayed draw commitment of $544,000, of which $114,240 was unfunded as of June 30, 2018. Unfunded amounts of a delayed draw position have a lower rate than the contractual fully funded rate. Issuer pays 4.25% unfunded commitment fee on delayed dray term loan and/or revolving loan facilities.

(10)	Represents a delayed draw commitment of $588,235, which was unfunded as of June 30, 2018. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(11)

Represents a delayed draw commitment of $690,373, of which $276,923 was unfunded as of June 30, 2018. Unfunded amounts of a delayed draw position have a lower rate than the contractual fully funded rate. Issuer pays 4.50% unfunded commitment fee on delayed dray term loan and/or revolving loan facilities.

Logan JV Loan Portfolio as of June 30, 2018

(dollar amounts in thousands)

(12)	Represents a delayed draw commitment of $136,964, which was unfunded as of June 30, 2018. Issuer pays 0.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(13)	Unsettled trade that interest will start to accrue on when the trade settles. 3 month Libor as of June 30, 2018 is shown to reflect possible projected interest rate.
(14)	Unfunded amount will start to accrue interest when the position is funded. 3 month Libor as of June 30, 2018 is shown to reflect possible projected interest rate.

Logan JV Loan Portfolio as of December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
Senior Secured First Lien Term Loans
Canada
Can Am Construction Inc	Construction & Building	7.07% (LIBOR + 5.5%)	06/29/2017	07/01/2024	1,194	$1,160	$1,206
Parq Holdings LP	Hotel, Gaming & Leisure	9.19% (LIBOR + 7.5%)	12/05/2014	12/17/2020	998	$989	$1,005
PNI Canada Acquireco Corp	High Tech Industries	7.32% (LIBOR + 5.75%)	08/23/2017	09/21/2022	1,820	$1,717	$1,764

Total Canada						$3,866	$3,975

Cayman Islands
Lindblad Maritime	Hotel, Gaming & Leisure	6.34% (LIBOR + 4.5%)	06/23/2015	05/08/2021	334	$336	$337

Total Cayman Islands						$336	$337

Denmark
Rhodia Acetow	Construction & Building	7.19% (LIBOR + 5.5%)	04/21/2017	05/31/2023	995	$982	$999

Total Denmark						$982	$999

Luxembourg
AMS FinCo SARL	Services: Business	7.07% (LIBOR + 5.5%)	05/17/2017	05/27/2024	2,488	$2,465	$2,512

Total Luxembourg						$2,465	$2,512

United States of America
1A Smart Start LLC	Services: Consumer	6.19% (LIBOR + 4.5%)	03/20/2017	02/21/2022	1,593	$1,588	$1,586
1A Smart Start LLC	Services: Consumer	6.44% (LIBOR + 4.75%)	08/28/2015	02/21/2022	2,450	$2,434	$2,450
A Place for Mom Inc	Services: Consumer	5.69% (LIBOR + 4%)	07/28/2017	08/10/2024	3,990	$3,971	$4,002
Advanced Integration Technology LP	Aerospace & Defense	6.32% (LIBOR + 4.75%)	07/15/2016	04/03/2023	1,975	$1,958	$1,990
AgroFresh Inc.	Services: Business	6.44% (LIBOR + 4.75%)	12/01/2015	07/31/2021	1,955	$1,946	$1,935
Air Medical Group Holdings Inc	Healthcare & Pharmaceuticals	4.25% (LIBOR + 4.25%)	09/26/2017	09/25/2024	2,250	$2,233	$2,259
Alpha Media LLC	Media: Broadcasting & Subscription	7.42% (LIBOR + 6%)	02/24/2016	02/25/2022	3,299	$3,184	$3,159
American Sportsman Holdings Co	Retail	6.569% (LIBOR + 5%)	11/22/2016	09/25/2024	3,990	$3,938	$3,985
Ansira Holdings, Inc. (3)	Media: Advertising, Printing & Publishing	8.19% (LIBOR + 6.5%)	12/20/2016	12/20/2022	254	$138	$139
Ansira Holdings, Inc.	Media: Advertising, Printing & Publishing	8.19% (LIBOR + 6.5%)	12/20/2016	12/20/2022	1,728	$1,714	$1,719
AP Gaming I LLC	Hotel, Gaming & Leisure	7.07% (LIBOR + 5.5%)	06/06/2017	02/15/2024	2,488	$2,482	$2,517
APC Aftermarket	Automotive	6.41% (LIBOR + 5%)	05/09/2017	05/10/2024	498	$488	$492
Aptean, Inc.	Services: Business	5.95% (LIBOR + 4.25%)	12/15/2017	12/20/2022	1,985	$1,967	$2,004
Avaya Inc	Telecommunications	6.23% (LIBOR + 4.75%)	11/09/2017	12/15/2024	2,614	$2,586	$2,577
Barbri Inc	Media: Diversified & Production	5.73% (LIBOR + 4.25%)	12/01/2017	11/21/2023	3,500	$3,483	$3,500
Beasley Mezzanine Holdings LLC	Media: Broadcasting & Subscription	5.49% (LIBOR + 4%)	11/17/2017	11/15/2023	3,033	$3,018	$3,064
Big Ass Fans LLC	Services: Business	5.94% (LIBOR + 4.25%)	11/07/2017	05/21/2024	2,500	$2,488	$2,511
Big River Steel LLC	Metals & Mining	6.69% (LIBOR + 5%)	08/15/2017	08/23/2023	1,995	$1,976	$2,017
Birch Communications, Inc.	Telecommunications	8.6% (LIBOR + 7.25%)	12/05/2014	07/17/2020	1,289	$1,280	$1,234
Brand Energy & Infrastructure Services, Inc.	Services: Business	5.63% (LIBOR + 4.25%)	06/16/2017	06/21/2024	2,985	$2,957	$3,000

Logan JV Loan Portfolio as of December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
Clear Balance Holdings, LLC	Banking, Finance, Insurance & Real Estate	7.44% (LIBOR + 5.75%)	07/07/2015	06/30/2020	4,988	$4,976	$4,938
Commercial Barge Line Co	Transportation: Cargo	10.32% (LIBOR + 8.75%)	11/06/2015	11/12/2020	1,369	$1,330	$800
Constellis Holdings, LLC	Aerospace & Defense	6.69% (LIBOR + 5%)	04/18/2017	04/21/2024	1,990	$1,972	$2,014
ConvergeOne Holdings Corp.	Telecommunications	6.45% (LIBOR + 4.75%)	06/15/2017	06/20/2024	1,990	$1,972	$1,997
Conyers Park Parent Merger Sub Inc	Retail	5.39% (LIBOR + 4%)	06/21/2017	07/07/2024	1,995	$1,986	$2,012
Country Fresh Holdings, LLC	Beverage, Food & Tobacco	6.69% (LIBOR + 5%)	07/14/2017	03/31/2023	4,874	$4,829	$4,825
Covenant Surgical Partners Inc (5)	Healthcare & Pharmaceuticals	6.13% (LIBOR + 4.75%)	09/29/2017	09/28/2024	692	$126	$133
Covenant Surgical Partners Inc	Healthcare & Pharmaceuticals	6.09% (LIBOR + 4.75%)	09/29/2017	10/04/2024	2,308	$2,302	$2,325
CPI Acquisition, Inc.	Services: Consumer	5.96% (LIBOR + 4.5%)	08/14/2015	08/17/2022	4,187	$4,084	$3,057
CryoLife Inc	Healthcare & Pharmaceuticals	5.36% (LIBOR + 4%)	11/15/2017	12/02/2024	2,000	$1,990	$2,020
CT Technologies Intermediate Holdings, Inc	Healthcare & Pharmaceuticals	5.82% (LIBOR + 4.25%)	02/11/2015	12/01/2021	1,940	$1,946	$1,939
Cvent, Inc.	Services: Business	5.32% (LIBOR + 3.75%)	06/16/2016	11/29/2024	1,990	$1,972	$1,995
Deerfield Holdings Corp	Banking, Finance, Insurance & Real Estate	3.25% (LIBOR + 3.25%)	12/06/2017	12/06/2024	250	$249	$251
DigiCert, Inc.	Services: Business	6.13% (LIBOR + 4.75%)	09/20/2017	10/31/2024	1,000	$995	$1,014
DXP Enterprises, Inc.	Energy: Oil & Gas	7.07% (LIBOR + 5.5%)	08/16/2017	08/29/2023	1,496	$1,482	$1,511
EmployBridge Holding Co.	Services: Business	8.19% (LIBOR + 6.5%)	02/04/2015	05/15/2020	2,912	$2,907	$2,844
EnergySolutions, LLC	Environmental Industries	6.45% (LIBOR + 4.75%)	07/28/2017	05/29/2020	3,727	$3,774	$3,783
Evo Payments International, LLC	Services: Business	5.57% (LIBOR + 4%)	12/08/2016	12/22/2023	2,620	$2,598	$2,646
Fairmount Santrol Holdings Inc.	Metals & Mining	7.69% (LIBOR + 6%)	10/27/2017	11/01/2022	2,000	$1,971	$2,028
Freedom Mortgage Corporation	Banking, Finance, Insurance & Real Estate	6.96% (LIBOR + 5.5%)	02/17/2017	02/23/2022	2,956	$2,948	$3,002
FullBeauty Brands LP	Retail	6.32% (LIBOR + 4.75%)	03/08/2016	10/14/2022	3,929	$3,729	$2,325
Gold Standard Baking, Inc.	Wholesale	6.25% (LIBOR + 4.5%)	05/19/2015	04/23/2021	2,925	$2,917	$2,918
Green Plains Inc	Chemicals, Plastics & Rubber	7.07% (LIBOR + 5.5%)	08/18/2017	08/29/2023	1,425	$1,411	$1,439
Gruden Acquisition Inc.	Transportation: Cargo	7.19% (LIBOR + 5.5%)	06/21/2017	08/18/2022	1,990	$1,945	$1,998
Gulf Finance, LLC	Energy: Oil & Gas	6.95% (LIBOR + 5.25%)	08/17/2016	08/25/2023	1,946	$1,899	$1,756
Heartland Dental LLC	Services: Consumer	6.45% (LIBOR + 4.75%)	07/28/2017	07/31/2023	1,000	$995	$1,015
Higginbotham Insurance Agency, Inc.	Banking, Finance, Insurance & Real Estate	3.75% (LIBOR + 3.75%)	12/14/2017	11/30/2024	5,000	$4,975	$5,013
Idera Inc	High Tech Industries	6.57% (LIBOR + 5%)	06/27/2017	06/28/2024	2,356	$2,334	$2,358
Impala Private Holdings II LLC	Services: Business	5.7% (LIBOR + 4%)	11/10/2017	11/14/2024	1,667	$1,658	$1,661
Infoblox Inc.	High Tech Industries	6.57% (LIBOR + 5%)	11/03/2016	11/07/2023	2,205	$2,168	$2,221
Insurance Technologies	Banking, Finance, Insurance & Real Estate	7.74% (LIBOR + 6.5%)	03/26/2015	12/15/2021	3,406	$3,377	$3,406
Insurance Technologies (4)	Banking, Finance, Insurance & Real Estate	0.5% (LIBOR + 0.5%)	03/26/2015	12/15/2021	137	$(1)	$—

Logan JV Loan Portfolio as of December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
Jackson Hewitt Tax Service Inc	Services: Consumer	8.38% (LIBOR + 7%)	07/24/2015	07/30/2020	931	$921	$923
Kemet Corporation	High Tech Industries	7.57% (LIBOR + 6%)	04/21/2017	04/26/2024	975	$948	$986
Kestra Financial, Inc.	Banking, Finance, Insurance & Real Estate	6.94% (LIBOR + 5.25%)	06/10/2016	06/24/2022	3,940	$3,896	$3,940
KMG Chemicals Inc	Chemicals, Plastics & Rubber	4.32% (LIBOR + 2.75%)	06/13/2017	06/15/2024	809	$805	$813
Lindblad Expeditions Inc	Hotel, Gaming & Leisure	6.34% (LIBOR + 4.5%)	06/23/2015	05/08/2021	2,591	$2,600	$2,610
Lyons Magnus Inc aka	Consumer goods: Non- Durable	5.68% (LIBOR + 4.25%)	11/03/2017	11/11/2024	2,500	$2,488	$2,527
Margaritaville Holdings LLC	Beverage, Food & Tobacco	7.46% (LIBOR + 6%)	03/12/2015	03/12/2021	4,177	$4,155	$4,177
MCS Group Holdings LLC	Services: Business	6.25% (LIBOR + 4.75%)	05/12/2017	05/20/2024	1,990	$1,981	$2,005
MDVIP Inc	Services: Business	5.66% (LIBOR + 4.25%)	11/10/2017	11/14/2024	3,040	$3,025	$3,048
Merrill Communications LLC	Media: Advertising, Printing & Publishing	6.63% (LIBOR + 5.25%)	05/29/2015	06/01/2022	1,750	$1,743	$1,765
Meter Readings Holding, LLC	Utilities: Electric	7.23% (LIBOR + 5.75%)	08/17/2016	08/29/2023	2,967	$2,941	$2,982
Morphe, LLC	Retail	7.69% (LIBOR + 6%)	02/21/2017	02/10/2023	2,888	$2,850	$2,873
Nasco Healthcare, Inc.	Healthcare & Pharmaceuticals	6.07% (LIBOR + 4.5%)	07/13/2015	06/30/2021	4,536	$4,523	$4,513
New Insight Holdings Inc	Services: Business	7.13% (LIBOR + 5.5%)	12/08/2017	12/20/2024	2,000	$1,900	$1,918
NextCare, Inc.	Healthcare & Pharmaceuticals	7.57% (LIBOR + 6%)	08/21/2015	07/31/2018	2,919	$2,916	$2,919
Oak Point Partners, LLC	Banking, Finance, Insurance & Real Estate	7.32% (LIBOR + 5.75%)	09/13/2017	09/13/2023	3,000	$2,964	$2,978
OB Hospitalist Group Inc	Healthcare & Pharmaceuticals	5.61% (LIBOR + 4.25%)	08/08/2017	08/01/2024	2,400	$2,389	$2,424
Odyssey Logistics & Technology Corp	Transportation: Cargo	5.82% (LIBOR + 4.25%)	10/06/2017	10/12/2024	2,000	$1,990	$2,010
Pre-Paid Legal Services, Inc	Services: Business	6.82% (LIBOR + 5.25%)	05/21/2015	07/01/2019	828	$826	$831
Project Leopard Holdings Inc	High Tech Industries	7.19% (LIBOR + 5.5%)	06/21/2017	07/07/2023	1,746	$1,742	$1,760
PSC Industrial Outsourcing, LP	Environmental Industries	5.71% (LIBOR + 4.25%)	10/05/2017	10/11/2024	2,000	$1,981	$2,030
PT Holdings LLC	Wholesale	5.57% (LIBOR + 4%)	12/04/2017	12/09/2024	3,000	$2,985	$3,018
Quest Software	High Tech Industries	6.92% (LIBOR + 5.5%)	11/09/2017	10/31/2022	2,725	$2,706	$2,773
Red Ventures LLC	Media: Diversified & Production	4.25% (LIBOR + 4%)	10/18/2017	11/08/2024	2,494	$2,470	$2,495
Riverbed Technology, Inc.	High Tech Industries	4.82% (LIBOR + 3.25%)	02/25/2015	04/24/2022	966	$962	$953
SCS Holdings Inc	Services: Business	5.82% (LIBOR + 4.25%)	11/20/2015	10/30/2022	1,807	$1,796	$1,821
Silverback Merger Sub Inc	High Tech Industries	5.44% (LIBOR + 4%)	08/11/2017	08/21/2024	1,197	$1,194	$1,210
Sirva Worldwide, Inc.	Transportation: Cargo	7.99% (LIBOR + 6.5%)	11/18/2016	11/22/2022	2,878	$2,818	$2,906
SMS Systems Maintenance Services Inc	Services: Business	6.57% (LIBOR + 5%)	02/09/2017	10/30/2023	2,970	$2,957	$2,554
Starfish- V Merger Sub Inc	High Tech Industries	6.69% (LIBOR + 5%)	08/11/2017	08/16/2024	1,247	$1,235	$1,220
TerraForm AP Acquisition Holdings LLC	Energy: Electricity	5.94% (LIBOR + 4.25%)	10/11/2016	06/27/2022	868	$868	$873

Logan JV Loan Portfolio as of December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
Thoughtworks, Inc.	High Tech Industries	6.07% (LIBOR + 4.5%)	10/06/2017	10/11/2024	3,000	$2,993	$3,008
TKC Holdings Inc	Consumer goods: Durable	5.67% (LIBOR + 4.25%)	06/08/2017	02/01/2023	298	$296	$300
TOMS Shoes LLC	Retail	6.98% (LIBOR + 5.5%)	12/18/2014	10/30/2020	1,945	$1,873	$1,157
Tupelo Buyer Inc	Transportation: Consumer	5.64% (LIBOR + 4.25%)	10/02/2017	10/07/2024	1,600	$1,585	$1,618
TV Borrower US LLC	High Tech Industries	6.44% (LIBOR + 4.75%)	02/16/2017	02/22/2024	993	$988	$998
US Renal Care Inc	Healthcare & Pharmaceuticals	5.94% (LIBOR + 4.25%)	11/17/2015	12/30/2022	1,960	$1,946	$1,936
US Salt LLC	Chemicals, Plastics & Rubber	4.75% (LIBOR + 4.75%)	11/30/2017	12/01/2023	3,000	$2,970	$3,000
US Shipping Corp	Utilities: Oil & Gas	5.82% (LIBOR + 4.25%)	03/09/2016	06/26/2021	211	$203	$189
Utility One Source L.P.	Construction & Building	7.07% (LIBOR + 5.5%)	04/07/2017	04/18/2023	995	$986	$1,019
Verdesian Life Sciences LLC	Chemicals, Plastics & Rubber	6.38% (LIBOR + 5%)	12/09/2014	07/01/2020	2,119	$1,944	$1,907
Vertiv Group Corporation	Capital Equipment	5.35% (LIBOR + 4%)	09/30/2016	11/30/2023	1,504	$1,465	$1,505
Viewpoint Inc	High Tech Industries	5.94% (LIBOR + 4.25%)	07/18/2017	07/19/2024	998	$993	$1,002
Weight Watchers International, Inc.	Beverage, Food & Tobacco	6.23% (LIBOR + 4.75%)	11/20/2017	11/29/2024	2,700	$2,647	$2,721
Wirepath Home Systems LLC	Services: Business	6.87% (LIBOR + 5.25%)	07/31/2017	08/05/2024	2,993	$2,978	$3,034
Women’s Care Florida LLP	Healthcare & Pharmaceuticals	6.07% (LIBOR + 4.5%)	08/18/2017	09/29/2023	5,000	$4,976	$4,994
Zenith Merger Sub, Inc.	Services: Business	7.06% (LIBOR + 5.5%)	12/22/2017	12/13/2023	3,000	$2,970	$2,970
Zest Holdings LLC	Healthcare & Pharmaceuticals	5.82% (LIBOR + 4.25%)	04/13/2017	08/16/2023	1,985	$1,981	$2,006
Total United States of America						$223,014	$220,603

Total Senior Secured First Lien Term Loans						$230,663	$228,426

Second Lien Term Loans
Luxembourg
Lully Finance S.a.r.l.	Telecommunications	10.069% (LIBOR + 8.5%)	07/31/2015	10/16/2023	1,000	$993	$985

Total Luxembourg						$993	$985

United States of America
ABG Intermediate Holdings 2 LLC	Consumer goods: Durable	9.44% (LIBOR + 7.75%)	09/26/2017	09/29/2025	2,333	$2,316	$2,368
BJ’s Wholesale Club, Inc.	Beverage, Food & Tobacco	8.95% (LIBOR + 7.5%)	01/27/2017	02/03/2025	3,000	2,987	2,939
CH Hold Corp	Automotive	8.82% (LIBOR + 7.25%)	01/26/2017	02/03/2025	1,000	996	1,023
Constellis Holdings, LLC	Aerospace & Defense	10.69% (LIBOR + 9%)	04/18/2017	04/21/2025	1,000	986	1,003
DigiCert, Inc.	Services: Business	9.38% (LIBOR + 8%)	09/20/2017	10/31/2025	750	746	756
DiversiTech Holdings Inc	Capital Equipment	9.2% (LIBOR + 7.5%)	05/18/2017	06/02/2025	2,000	1,981	2,025
Gruden Acquisition Inc.	Transportation: Cargo	10.19% (LIBOR + 8.5%)	07/31/2015	08/18/2023	500	482	499
Midwest Physician Administrative Services, LLC	Healthcare & Pharmaceuticals	8.42% (LIBOR + 7%)	08/11/2017	08/15/2025	1,000	990	1,006
Optiv Security Inc	Services: Business	8.63% (LIBOR + 7.25%)	01/19/2017	01/31/2025	1,500	1,493	1,352
Pathway Partners Vet Management	Healthcare & Pharmaceuticals	9.57% (LIBOR + 8%)	10/04/2017	10/10/2025	1,389	1,375	1,382
Pathway Partners Vet Management (6)	Healthcare & Pharmaceuticals	8% (LIBOR + 8%)	10/04/2017	10/10/2025	611	(6)	(3)

Logan JV Loan Portfolio as of December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
Red Ventures LLC	Media: Diversified & Production	9.57% (LIBOR + 8%)	10/18/2017	11/08/2025	544	536	545
SESAC Holdco II LLC	Media: Diversified & Production	8.73% (LIBOR + 7.25%)	02/13/2017	02/24/2025	1,000	991	986
TKC Holdings Inc	Consumer goods: Durable	9.42% (LIBOR + 8%)	01/31/2017	02/01/2024	1,850	1,836	1,864
TV Borrower US LLC	High Tech Industries	9.94% (LIBOR + 8.25%)	02/16/2017	02/22/2025	1,000	987	995
Viewpoint Inc	High Tech Industries	9.94% (LIBOR + 8.25%)	07/18/2017	07/21/2025	1,000	991	998
Wash Multifamily Laundry Systems, LLC.	Services: Consumer	8.57% (LIBOR + 7%)	05/04/2015	05/15/2023	425	423	423
Wash Multifamily Laundry Systems, LLC.	Services: Consumer	8.57% (LIBOR + 7%)	05/04/2015	05/12/2023	75	74	74
Total United States of America						$20,184	$20,235

Total Second Lien Term Loans						$21,177	$21,220

Equity Investments
United States of America
Avaya Inc	Telecommunications		12/15/2017		870	870	754
Total United States of America						$870	$754

Total Equity Investments						$870	$754

Total Investments						$252,710	$250,400

Cash and cash equivalents
Dreyfus Government Cash Management Fund						10,023	10,023
Other cash accounts						614	614

Total Cash and cash equivalents						$10,637	$10,637

(1)	Variable interest rates indexed to 30-day, 60-day, 90-day or 180-day LIBOR rates, at the borrower’s option. LIBOR rates are subject to interest rate floors.
(2)	Represents fair value in accordance with ASC Topic 820.
(3)	Represents a delayed draw commitment of $113, which was unfunded as of December 31, 2017.
(4)	Represents a delayed draw commitment of $137, which was unfunded as of December 31, 2017.
(5)	Represents a delayed draw commitment of $565, which was unfunded as of December 31, 2017.
(6)	Represents a delayed draw commitment of $611, which was unfunded as of December 31, 2017.

Below is certain summarized financial information for Logan JV as of June 30, 2018 and December 31, 2017 and for the three and six months ended June 30, 2018 and 2017:

Selected Balance Sheet Information:

	As of June 30, 2018	As of December 31, 2017
	(Dollars in thousands)	(Dollars in thousands)
Assets:
Investments at fair value (cost of $298,172 and $252,710, respectively)	$294,938	$250,400
Capital contributions receivable	1,000	—
Cash	29,409	10,637
Other assets	4,534	9,605

Total assets	$329,881	$270,642

Liabilities:
Loans payable reported net of unamortized debt issuance costs	$213,161	$168,110
Payable for investments purchased	8,625	15,616
Distribution payable	3,270	3,300
Other liabilities	2,334	1,854

Total liabilities	$227,390	$188,880

Members’ capital	$102,491	$81,762

Total liabilities and members’ capital	$329,881	$270,642

Selected Statement of Operations Information:

	For the three months ended June 30, 2018	For the three months ended June 30, 2017	For the six months ended June 30, 2018	For the six months ended June 30, 2017
	(Dollars in thousands)	(Dollars in thousands)	(Dollars in thousands)	(Dollars in thousands)
Interest income	$5,458	$4,067	$9,963	$8,159
Fee income	49	97	108	224

Total revenues	5,507	4,164	10,071	8,383
Credit facility expenses (1)	2,690	1,479	4,488	2,854
Other fees and expenses	89	115	208	191

Total expenses	2,779	1,594	4,696	3,045

Net investment income	2,728	2,570	5,375	5,338
Net realized gains	220	204	279	431
Net change in unrealized appreciation (depreciation) on investments	(2,068)	(1,851)	(925)	(1,704)

Net increase in members’ capital from operations	$880	$923	$4,729	$4,065

(1)

As of June 30, 2018, Logan JV had $215,555 of outstanding debt under the credit facility with an effective interest rate of 4.63% per annum. As of December 31, 2017, Logan JV had $169,632 of outstanding debt under the credit facility with an effective interest rate of 3.92% per annum.

Investment in Tax Receivable Agreement Payment Rights

In June 2012, the Company invested in a TRA that entitles it to certain payment rights, or TRA Payment Rights, from Duff & Phelps Corporation, or Duff & Phelps. The TRA transfers the economic value of certain tax deductions, or tax benefits, taken by Duff & Phelps to the Company and entitles the Company to a stream of payments to be received. The TRA payment right is, in effect, a subordinated claim on the issuing company which can be valued based on the credit risk of the issuer, which includes projected future earnings, the liquidity of the underlying payment right, risk of tax law changes, the effective tax rate and any other factors which might impact the value of the payment right.

Through the TRA, the Company is entitled to receive an annual tax benefit payment based upon 85% of the savings from certain deductions along with interest. The payments that the Company is entitled to receive result from cash savings, if any, in U.S. federal, state or local income tax that Duff & Phelps realizes (i) from the tax savings derived from the goodwill and other intangibles created in connection with the Duff & Phelps initial public offering and (ii) from other income tax deductions. These tax benefit payments will continue until the relevant deductions are fully utilized, which is projected to be 16 years from the initial investment date. Pursuant to the TRA, the Company maintains the right to enforce Duff & Phelps payment obligations as a transferee of the TRA contract. If Duff & Phelps chooses to pre-pay and terminate the TRA, the Company will be entitled to the present value of the expected future TRA payments. If Duff & Phelps breaches any material obligation then all obligations are accelerated and calculated as if an early termination occurred. Failure to make a payment is a breach of a material obligation if the failure occurs for more than three months.

The projected annual tax benefit payment will be accrued on a quarterly basis and paid annually. The payment will be allocated between a reduction in the cost basis of the investment and interest income based upon an amortization schedule. Based upon the characteristics of the investment, the Company has chosen to categorize the investment in the TRA payment rights as investment in payment rights in the fair value hierarchy. For the three months ended June 30, 2018 and 2017, the Company recognized interest income totaling $370 and $500 respectively, related to the TRA. For the six months ended June 30, 2018 and 2017, the Company recognized interest income totaling $736 and $994, respectively, related to the TRA.

Revolving and Unfunded Delayed Draw Loans

For the Company’s investments in revolving and delayed draw loans, the cost basis of the investments purchased is adjusted for the cash received for the discount on the total balance committed. The fair value is also adjusted for price appreciation or depreciation on the unfunded portion. As a result, the purchase of commitments not completely funded may result in a negative value until it is offset by the future amounts called and funded.

4. Related Party Transactions

Investment Management Agreement

On March 2, 2018, the Company’s investment management agreement was re-approved by its board of directors, including a majority of the Company’s directors who are not interested persons of the Company. Under the investment management agreement, the Advisor, subject to the overall supervision of the Company’s board of directors, manages the day-to-day operations of, and provides investment advisory services to the Company.

Base Management Fee

The base management fee calculation remains the same and is calculated at an annual rate of 1.5% of the Company’s gross assets payable quarterly in arrears on a calendar quarter basis. For purposes of calculating the base management fee, “gross assets” is determined as the value of the Company’s assets without deduction for any liabilities. The base management fee is calculated based on the value of the Company’s gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

For the three months ended June 30, 2018 and 2017, the Company incurred base management fees of $2,333 and $2,658, respectively. For the six months ended June 30, 2018 and 2017, the Company incurred base management fees of $4,652 and $5,212, respectively. As of June 30, 2018 and December 31, 2017, $2,333 and $2,556, respectively, was payable to the Advisor.

Incentive Fee on Net Investment Income

The Company accepted the Advisor’s proposal to waive 100% of the incentive fees earned for the period commencing on January 1, 2018 and ending on December 31, 2018 (such waiver, “Incentive Fee Waiver”). Such waived incentive fees shall not be subject to recoupment. No such fees were earned for the six month period ending June 30, 2018.

Subsequently, the Company accepted the Advisor’s proposal to waive 100% of the incentive fees accrued for the period commencing on January 1, 2019 and ending on June 30, 2019. Such waived incentive fees shall not be subject to recoupment.

Commencing January 1, 2018, the Company accepted the Advisor’s proposal to calculate the incentive fee on net investment income as indicated below (“Reduced Incentive Fee on Net Investment Income”) and waive such portion of the Reduced Incentive Fee on Net Investment Income that is in excess of the incentive fee on net investment income as set forth in the investment management agreement that the Advisor would otherwise be entitled to receive. In order to ensure that the Company will pay the Advisor less aggregate fees on a cumulative basis, as calculated beginning January 1, 2018, the Company will, at the end of each quarter, also calculate the incentive fee on net investment income owed by the Company to the Advisor based on the formula in place prior to January 1, 2018 effect to the waiver (“Incentive Fee on Net Investment Income Prior to Fee Waiver Agreement”). If, at any time beginning January 1, 2018, the aggregate fees on a cumulative basis, as calculated based on the formula in place after January 1, 2018, would be greater than the aggregate fees on a cumulative basis, as calculated based on the Incentive Fee on Net Investment Income Prior to Fee Waiver Agreement, the Advisor shall only be entitled to the lesser of those two amounts. See the section Incentive Fee on Net Investment Income Calculated Prior to the Fee Waiver Agreement for the details of the calculation under the investment management agreement.

On January 1, 2018, the Reduced Incentive Fee on Net Investment Income will be calculated by reference to the most recent trailing twelve quarter period or, if shorter, the number of quarters that have occurred since January 1, 2018 (“Trailing Twelve Quarter Period”), rather than on the standalone quarterly basis as set forth in the investment management agreement. Specifically, the net investment income component will be calculated, and payable, quarterly in arrears at the end of each calendar quarter by reference to the Company’s aggregate preincentive fee net investment income, as adjusted as described below, from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since January 1, 2018). Preincentive fee net investment income is expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the beginning of each applicable calendar quarter comprising of the relevant Trailing Twelve Quarters. The hurdle amount for incentive fee based on preincentive fee net investment income will continue to be determined on a quarterly basis and equal to 2.0% (which is 8.0% annualized) but shall be multiplied by the net asset value attributable to the Company’s common stock at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters (also referred to as “minimum income level”). The hurdle amount will be calculated after making appropriate adjustments for subscriptions (which includes all issuances by us of shares of the Company’s common stock, including issuances pursuant to the Company’s dividend reinvestment plan) and distributions that occurred during the relevant Trailing Twelve Quarters.

The calculation of preincentive fee net investment income shall continue to mean interest income, amortization of original issue discount, commitment and origination fees, dividend income and any other income (including any other fees, such as, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s administration agreement (discussed below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest. Furthermore, preincentive fee net investment income will continue to include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash.

The incentive fee based on preincentive net investment income for each quarter will be determined as follows:

•	The Investment Advisor receives no incentive fee for any calendar quarter in which the Company’s preincentive fee net investment income does not exceed the minimum income level.

•

Subject to the Incentive Fee Cap described below, the Advisor receives 100% of the Company’s preincentive fee net investment income for the Trailing Twelve Quarters with respect to that portion of the preincentive net investment income for such quarter, if any, that exceeds the minimum income level but is less than 2.5% (which is 10.0% annualized) (also referred to as the “catch-up” provision); and

•	20.0% of the Company’s preincentive fee net investment income, if any, greater than 2.5% (10.0% annualized) for the Trailing Twelve Quarters.

The amount of the incentive fee on preincentive net investment income that will be paid for a particular quarter will equal the excess of the incentive fee so calculated minus the aggregate incentive fees on preincentive net investment income that were paid in respect of the eleven calendar quarters (or if shorter, the appropriate number of quarters that have occurred since January 1, 2018) included in the relevant Trailing Twelve Quarters but not in excess of the Incentive Fee Cap (as described below).

The foregoing incentive fee will be subject to an Incentive Fee Cap (as defined below). The “Incentive Fee Cap” for any quarter is an amount equal to (a) 20% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters, minus (b) the aggregate incentive fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters. “Cumulative Net Return” means (x) preincentive net investment income in respect of the relevant Trailing Twelve Quarters minus (y) any Net Capital Loss, if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company will pay no incentive fee based on income to its Advisor for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the incentive fee based on pre-incentive net investment income that is payable to its Advisor for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an incentive fee based on preincentive net investment income to its Advisor equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the incentive fee based on preincentive net investment income that is payable to its Advisor for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an incentive fee based on income to its Advisor equal to the incentive fee calculated as described above for such quarter without regard to the Incentive Fee Cap. “Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

For the three and six months ended June 30, 2018, the Company would have incurred $377 and $1,693, respectively, of incentive fees related to ordinary income under this calculation.

For the avoidance of doubt, the purpose of the Reduced Incentive Fee on Net Investment Income is to reduce aggregate incentive fees payable to Advisor by the Company, effective as of January 1, 2018. In order to ensure that the Company will pay the Advisor less aggregate fees on a cumulative basis, as calculated beginning January 1, 2018, the Company will, at the end of each quarter, also calculate the incentive fee on net investment income owed by the Company to Advisor based on the formula in place prior to January 1, 2018. If, at any time beginning January 1, 2018, the aggregate fees on a cumulative basis, as calculated based on the formula in place after January 1, 2018 after giving effect to the Incentive Fee Waiver, would be greater than the aggregate fees on a cumulative basis, as calculated based on the formula in place prior to January 1, 2018, the Advisor shall only be entitled to the lesser of those two amounts until such time as the requisite number of shareholders approve such amended incentive fee calculation.

Incentive Fee on Net Investment Income Prior to Fee Waiver Agreement

The incentive fee on net investment income prior to the Fee Waiver Agreement was calculated and payable, quarterly in arrears based on the Company’s preincentive fee net investment income for the immediately preceding calendar quarter, subject to a cumulative total return requirement and to deferral of non-cash amounts. The preincentive fee net investment income, which was expressed as a rate of return on the value of the Company’s net assets attributable to the Company’s common stock, for the immediately preceding calendar quarter, had a 2.0% (which is 8.0% annualized) hurdle rate (also referred to as “minimum income level”). The Advisor received no incentive fee for any calendar quarter in which the Company’s preincentive fee net investment income does not exceed the minimum income level. Subject to the cumulative total return requirement described below, the Advisor receives 100% of the Company’s preincentive fee net investment income for any calendar quarter with respect to that portion of the preincentive net investment income for such quarter, if any, that exceeded the minimum income level but is less than 2.5% (which is 10.0% annualized) of net assets (also referred to as the “catch-up” provision) and 20.0% of the Company’s preincentive fee net investment income for such calendar quarter, if any, greater than 2.5% (10.0% annualized) of net assets. The foregoing incentive fee was subject to a total return requirement, which provided that no incentive fee in respect of the Company’s preincentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that was payable in a calendar quarter was limited to the lesser of (i) 20% of the amount by which the Company’s preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch- up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” was the amount, if positive, of the sum of the Company’s preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that was attributable to deferred interest (sometimes referred to as payment-in-kind interest, or PIK, or original issue discount, or OID) will be paid to Advisor, together with interest thereon from the date of deferral to the date of payment, only if and to the extent the Advisor actually received such interest in cash, and any accrual thereof was be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. There was no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there is no delay of payment if prior quarters are below the quarterly hurdle rate.

For the three and six months ended June 30, 2018, the Company would have incurred $0 and $0, respectively, of incentive fees related to ordinary income under this calculation. For the three and six months ended June 30, 2017, the Company incurred $1,151 and $2,465, respectively, of incentive fees related to ordinary income.

Incentive Fee on Net Investment Income Payable

For the three and six months ended June 30, 2018, the Company reversed $9 and $9, respectively, of incentive fees related to the adjustment of previously deferred incentive fee. For the three and six months ended June 30, 2017, the Company incurred $1,151 and $2,465, respectively, of incentive fees related to ordinary income.

As of June 30, 2018 and December 31, 2017, $75 and $94, respectively, of such incentive fees related to previously deferred PIK interest now received in cash are currently payable to the Advisor, and reflected in accrued expenses and other payables on the Consolidated Statements of Assets and Liabilities. As of June 30, 2018 and December 31, 2017, $888 and $972, respectively of incentive fees incurred by the Company were generated from deferred interest (i.e. PIK, certain discount accretion and deferred interest) and are not payable until such amounts are received in cash. These amounts are reflected in accrued incentive fees on the Consolidated Statements of Assets and Liabilities.

Incentive Fee on Capital Gains

The second component of the incentive fee (capital gains incentive fee) is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date). This component is equal to 20.0% of the Company’s cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of the cumulative aggregate realized capital losses and cumulative aggregate unrealized capital depreciation through the end of such year. The calculation of the capital gains incentive fee has not been modified or waived. The aggregate amount of any previously paid capital gains incentive fees is subtracted from such capital gains incentive fee calculated. There was no capital gains incentive fee payable to the Company’s Advisor under the investment management agreement as of June 30, 2018 and December 31, 2017.

GAAP Incentive Fee Accrual

GAAP requires that the incentive fee accrual be calculated assuming a hypothetical liquidation of the Company at the balance sheet date. A hypothetical liquidation considers the cumulative aggregate realized gains and losses and unrealized capital appreciation or depreciation of investments or other financial instruments in the calculation, as an incentive fee would be payable if such realized gains and losses or unrealized capital appreciation or depreciation were realized, even though such realized gains and losses and unrealized capital appreciation or depreciation is not permitted to be considered in calculating the fee actually payable under the investment management agreement (“GAAP Incentive Fee”). There can be no assurance that such unrealized appreciation or depreciation will be realized in the future. Accordingly, such fee, as calculated and accrued, would not necessarily be payable under the investment management agreement, and may never be paid based upon the computation of incentive fees in subsequent periods. For the three and six months ended June 30, 2018 and 2017, the Company incurred no incentive fees related to the GAAP incentive fee.

Administration Agreement

The Company has also entered into an administration agreement with the Advisor under which the Advisor will provide administrative services to the Company. Under the administration agreement, the Advisor performs, or oversees the performance of administrative services necessary for the operation of the Company, which include, among other things, being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, the Advisor assists in determining and publishing the Company’s net asset value, oversees the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. The

Company will reimburse the Advisor for its allocable portion of the costs and expenses incurred by the Advisor for overhead in performance by the Advisor of its duties under the administration agreement and the investment management agreement, including facilities, office equipment and the Company’s allocable portion of cost of compensation and related expenses of the Company’s chief financial officer and chief compliance officer and their respective staffs, as well as any costs and expenses incurred by the Advisor relating to any administrative or operating services provided by the Advisor to the Company. Such costs are reflected as administrator expenses in the accompanying Consolidated Statements of Operations. Under the administration agreement, the Advisor provides, on behalf of the Company, managerial assistance to those portfolio companies to which the Company is required to provide such assistance. To the extent that the Company’s Advisor outsources any of its functions, the Company pays the fees associated with such functions on a direct basis without profit to the Advisor.

For the three months ended June 30, 2018 and 2017, the Company incurred administrator expenses of $537 and $711, respectively. For the six months ended June 30, 2018 and 2017, the Company incurred administrator expenses of $1,128 and $1,537, respectively. As of June 30, 2018 and December 31, 2017, $42 and $13 of administrator expenses were due from the Advisor, respectively, which was included in Due from affiliate on the Consolidated Statement of Assets and Liabilities.

License Agreement

The Company and the Advisor have entered into a license agreement with THL Partners, L.P., or THL Partners, under which THL Partners has granted to the Company and the Advisor a non-exclusive, personal, revocable, worldwide, non-transferable license to use the trade name and service mark THL, which is a proprietary mark of THL Partners, for specified purposes in connection with the Company’s and the Advisor’s respective businesses. This license agreement is royalty-free, which means the Company is not charged a fee for its use of the trade name and service mark THL. The license agreement is terminable either in its entirety or with respect to the Company or the Advisor by THL Partners at any time in its sole discretion upon 60 days prior written notice, and is also terminable with respect to either the Company or the Advisor by THL Partners in the case of certain events of non-compliance. After the expiration of its first one year term, the entire license agreement is terminable by either the Company or the Advisor at the Company or its sole discretion upon 60 days prior written notice. Upon termination of the license agreement, the Company and the Advisor must cease to use the name and mark THL, including any use in the Company’s respective legal names, filings, listings and other uses that may require the Company to withdraw or replace the Company’s names and marks. Other than with respect to the limited rights contained in the license agreement, the Company and the Advisor have no right to use, or other rights in respect of, the THL name and mark. The Company is an entity operated independently from THL Partners, and third parties who deal with the Company have no recourse against THL Partners.

Managed Funds

The Advisor and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole or in part, with ours. For example, the Advisor may serve as investment adviser to one or more private funds, registered closed-end funds and collateralized loan obligations (CLO). In addition, the Company’s officers may serve in similar capacities for one or more private funds, registered closed-end funds and CLOs. The Advisor and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Advisor or its affiliates may determine that the Company should invest side- by-side with one or more other funds. The Advisor’s policies are designed to manage and mitigate the conflicts of interest associated with the allocation of investment opportunities if we are able to co-invest, either pursuant to SEC interpretive positions or an exemptive order, with other funds managed by the Advisor and its affiliates. As a result, the Advisor and/or its affiliates may face conflicts in allocating investment opportunities between us and such other entities. Although the Advisor and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures, it is possible that we may not be given the opportunity to participate in investments made by investment funds managed by the Advisor or its affiliates.

The 1940 Act generally prohibits BDCs from making certain negotiated co-investments with affiliates absent an order from the SEC permitting the BDC to do so. The SEC has granted the Company the relief it sought in an exemptive application that expands the Company’s ability to co-invest in portfolio companies with certain other funds managed by the Advisor or its affiliates (“Affiliated Funds”) in a manner consistent with the Company’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions (the “Order”). Pursuant to the Order, the Company is permitted to co-invest with Affiliated Funds if, among other things, a “required majority” (as defined in Section 57(o) of the 1940 Act) or its independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with its investment objective and strategies.

Greenway

On January 14, 2011, THL Credit Greenway Fund LLC, or Greenway, was formed as a Delaware limited liability company. Greenway is a portfolio company of the Company. Greenway is a closed-end investment fund which provides for no liquidity or redemption options and is not readily marketable. Greenway operates under a limited liability agreement dated January 19, 2011, or the Agreement. Greenway will continue in existence until January 14, 2021, subject to earlier termination pursuant to certain terms of the Agreement. The term may also be extended for up to three additional one-year periods pursuant to certain terms of the Agreement. Greenway had a two year investment period.

Greenway had $150,000 of capital committed by affiliates of a single institutional investor and is managed by the Company. The Company’s capital commitment to Greenway is $15. As of June 30, 2018, Greenway’s committed capital had been fully called. The Company’s nominal investment in Greenway is reflected in the June 30, 2018 and December 31, 2017 Consolidated Schedules of Investments.

The Company acts as the investment adviser to Greenway and is entitled to receive certain fees relating to its investment management services provided, including a base management fee, a performance fee and a portion of the closing fees on each investment transaction. As a result, Greenway is classified as an affiliate of the Company. For the three and six months ended June 30, 2018, the Company earned $11 and $22, respectively, in fees related to Greenway, which is included in other income from non-controlled, affiliated investments in the Consolidated Statements of Operations. For the three and six months ended June 30, 2017, the Company recorded a net reduction of fees of $4 and $39 related primarily to the reduction of the unrealized incentive fee related to Greenway’s portfolio performance, which is included in other income from non-controlled, affiliated investments in the Consolidated Statements of Operations. As of June 30, 2018 and December 31, 2017, $24 and $76 of fees and expenses related to Greenway, respectively, were included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

Greenway invested in securities similar to those of the Company pursuant to investment and allocation guidelines which address, among other things, the size of the borrowers, the types of transactions and the concentration and investment ratio amongst Greenway and the Company. However, the Company has the discretion to invest in other securities.

Greenway II

On January 31, 2013, THL Credit Greenway Fund II, LLC, or Greenway II LLC, was formed as a Delaware limited liability company and is a portfolio company of the Company. Greenway II LLC is a closed-end investment fund which provides for no liquidity or redemption options and is not readily marketable. Greenway II LLC operates under a limited liability agreement dated February 11, 2013, as amended, or the Greenway II LLC Agreement. Greenway II LLC will continue until October 10, 2021, subject to earlier termination pursuant to certain terms of the Greenway II LLC Agreement. The term may also be extended for up to three additional one-year periods pursuant to certain terms of the Greenway II LLC Agreement. Greenway II LLC has a two year investment period.

As contemplated in the Greenway II LLC Agreement, the Company has established a related investment vehicle and entered into an investment management agreement with an account set up by an unaffiliated third party investor to invest alongside Greenway II LLC pursuant to similar economic terms. The account is also managed by the Company. References to “Greenway II” herein include Greenway II LLC and the account of the related investment vehicle. Greenway II had $186,500 of capital commitments primarily from institutional investors. As of June 30, 2018, Greenway II’s committed capital had been fully called. The Company’s nominal investment in Greenway II is reflected in the June 30, 2018 and December 31, 2017 Consolidated Schedules of Investments.

The Company acts as the investment adviser to Greenway II and is entitled to receive certain fees relating to its investment management services provided, including a base management fee, a performance fee and a portion of the closing fees on each investment transaction. As a result, Greenway II is classified as an affiliate of the Company. For the three and six months ended June 30, 2018, the Company earned $235 and $479, respectively, in fees related to Greenway II, which are included in other income from non-controlled, affiliated investments in the Consolidated Statements of Operations. For the three and six months ended June 30, 2017, the Company earned $289 and $579, respectively, in fees related to Greenway II, which are included in other income from non-controlled, affiliated investments in the Consolidated Statements of Operations. As of June 30, 2018 and December 31, 2017, $239 and $301, respectively, of fees and expenses related to Greenway II were included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

Other deferred assets consist of placement agent expenses incurred in connection with the offer and sale of partnership interests in Greenway II. These amounts are capitalized when the partner signs the Greenway II subscription agreement and are recognized as an expense over the period when the Company expects to collect management fees from Greenway II. For the three months ended June 30, 2018 and 2017, the Company recognized $0 and $50, respectively, in expenses related to placement agent expenses, which are included in other general and administrative expenses in the Consolidated Statements of Operations. For the six months ended June 30, 2018 and 2017, the Company recognized $0 and $100, respectively, in expenses related to placement agent expenses, which are included in other general and administrative expenses in the Consolidated Statements of Operations. As of June 30, 2018 and December 31, 2017, the other deferred assets were fully recognized.

Greenway II invested in securities similar to those of the Company pursuant to investment and allocation guidelines which address, among other things, the size of the borrowers, the types of transactions and the concentration and investment ratio amongst Greenway II and the Company. However, the Company has the discretion to invest in other securities.

Due To and From Affiliates

The Advisor paid certain other general and administrative expenses on behalf of the Company. As of June 30, 2018 and December 31, 2017, there were $341 and $151, respectively, due to affiliate, which was included in accrued expenses and other payables on the Consolidated Statements of Assets and Liabilities.

As of June 30, 2018 and December 31, 2017, the Advisor owed $42 and $13, respectively, of administrator expenses as a reimbursement to the Company, which was included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

The Company acts as the investment adviser to Greenway and Greenway II and is entitled to receive certain fees. As a result, Greenway and Greenway II are classified as affiliates of the Company. As of June 30, 2018 and December 31, 2017, $263 and $377 of total fees and expenses related to Greenway and Greenway II, respectively, were included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

For the Company’s controlled equity investments, as of June 30, 2018, it had $3,289 of dividends receivable from Logan JV, Copperweld Bimetallics, LLC and C&K Market, Inc., $29 of fees from OEM Group, LLC, $401 of interest from Copperweld Bimetallics, LLC and $113 of interest from Loadmaster Derrick & Equipment, Inc., included in interest, dividends, and fees receivable and $190 of fees from Tri Starr Management Services, Inc. in prepaid expenses and other assets on the Consolidated Statements of Assets and Liabilities. As of December 31, 2017, it had $3,499 of dividends receivable from Logan JV and C&K Market, Inc., $460 of interest and fees from OEM Group, LLC, $169 of interest from Copperweld Bimetallics, LLC, $95 of interest from Loadmaster Derrick & Equipment, Inc., included in interest, dividends, and fees receivable, and $316 of interest and fees from Tri Starr Management Services, Inc. in prepaid expenses and other assets, which was offset by $50 of deferred revenue in other deferred liabilities, on the Consolidated Statements of Assets and Liabilities.

5. Realized Gains and Losses on Investments, net of income tax provision

The following shows the breakdown of net realized gains and losses for the three and six months ended June 30, 2018 and 2017:

	For the three months ended June 30,		For the six months ended June 30,
	2018	2017	2018	2017
Aerogroup International Inc. (1)	$(1,444)	$—	$(6,309)	$—
Charming Charlie LLC (2)	(3,125)	—	(11,494)	—
Fairstone Financial Inc. (3)	157	—	157	—
Flagship VII, Ltd.	—	—	—	(808)
Flagship VIII, Ltd.	—	—	—	(649)
Gryphon Partners 3.5, L.P.	48	—	48	589
Hostway Corporation	—	(951)	—	(951)
Specialty Brands Holdings, LLC (4)	(21,016)	—	(21,016)	—
Surgery Center Holdings, Inc.	—	—	—	—
THL Credit Logan JV LLC	246	—	344	—
Washington Inventory Service (5)	—	(10,378)	—	(10,378)
YP Equity Investors, LLC	—	1,263	21	1,263
Other	—	13	—	(17)

Net realized losses	$(25,134)	$(10,053)	$(38,249)	$(10,951)

(1)

In March of 2018, Aerogroup International Inc. was sold through bankruptcy proceedings and the Company received $2,494 in proceeds with an additional $6,597 reflected as escrow receivable. During the six months ended June 30, 2018, a realized loss on the investment of $6,309 was offset by a reversal of unrealized prior period depreciation of $2,231.

(2)

During the three months ended March 31, 2018 the Company’s commitment in the DIP facilities allowed it to convert $17,893 of principal of its Pre-petition Term Loan into a DIP Roll-up Term Loan. As part of this conversion and in accordance with debt extinguishment rules under GAAP, the Company recorded a realized loss of $8,369, which was offset by a corresponding change in unrealized appreciation in the same amount. Subsequently, on April 24, 2018, Charming Charlie LLC emerged from Chapter 11 bankruptcy proceedings whereby the Company converted its DIP facilities, Pre-petition Term Loan and DIP Roll-up Term Loan into two new exit first lien term loans and a non-controlling common equity interest (the Company and other funds managed by the Advisor collectively have a controlling equity interest in Charming Charlie, LLC). On the same date, the Company funded $894 of the remaining unfunded commitments under its DIP facilities and used an additional $2,236 to purchase another lender’s existing DIP revolving credit facility, all of which converted to the exit first lien term loans. As a result of these transactions, the Company’s debt investment in Charming Charlie is comprised of $24,602 in the exit first lien term loans. In addition, the Company provided $8,946 of commitments under a vendor financing facility. As part of this conversion and in accordance with GAAP, the company recorded a realized loss of $3,125, which was offset by a corresponding change in unrealized depreciation in the same amount.
(3)	Includes the impact of foreign exchange gain.
(4)

On June 29, 2018, as part of restructuring the business, the Company agreed to sell its second lien term loan for $450 in cash and received nominal equity interests in an affiliated entity. In connection with the sale, during the three months ended June 30, 2018, the Company recognized a loss of $21,016 and reversed $20,347 of unrealized depreciation.

(5)

On June 8, 2017, as part of restructuring the business, the Company agreed to sell its second lien term loan to the first lien lenders for $550. In connection with the sale, during the three months ended June 30, 2017, the Company recognized a loss of $10,378 and reversed $10,104 of unrealized depreciation.

In connection with the proceeds received from the exit of its equity investment in YP Equity Investors, LLC and affiliated funds held in a consolidated blocker corporation, the Company recorded an income tax provision on realized gains of $835 and $835, respectively, for the three and six months ended June 30, 2017.

6. Net Increase in Net Assets Per Share Resulting from Operations

The following information sets forth the computation of basic and diluted net increase in net assets per share resulting from operations:

	For the three months ended June 30,		For the six months ended June 30,
	2018	2017	2018	2017
Numerator—net increase in net assets resulting from operations:	$1,539	$1,273	$7,878	$6,530
Denominator—basic and diluted weighted average common shares:	32,674	32,873	32,674	32,899
Basic and diluted net increase in net assets per common share resulting from operations:	$0.05	$0.04	$0.24	$0.20

Diluted net increase in net assets per share resulting from operations equals basic net increase in net assets per share resulting from operations for each period because there were no common stock equivalents outstanding during the above periods.

7. Borrowings

The following shows a summary of the Company’s borrowings as of June 30, 2018 and December 31, 2017:

	As of
	June 30, 2018				December 31, 2017
Facility	Commitments	Borrowings Outstanding (1)	Weighted Average Borrowings Outstanding (2)	Weighted Average Interest Rate	Commitments	Borrowings Outstanding (3)	Weighted Average Borrowings Outstanding (4)	Weighted Average Interest Rate
Revolving Facility (5)	$275,000	$143,201	$161,628	4.58%	$275,000	$167,317	$118,021	4.03%
2021 Notes	50,000	50,000	50,000	6.75%	50,000	50,000	50,000	6.75%
2022 Notes	60,000	60,000	60,000	6.75%	60,000	60,000	60,000	6.75%

Total	$385,000	$253,201	$271,628	5.52%	$385,000	$277,317	$228,021	5.11%

(1)

As of June 30, 2018, excludes deferred financing costs of $1,026 for the 2021 Notes and $1,627 for the 2022 Notes presented as a reduction to the respective balances outstanding in the Consolidated Statements of Assets and Liabilities.

(2)	Represents the weighted average borrowings outstanding for the six months ended June 30, 2018.
(3)

As of December 31, 2017, excludes deferred financing costs of $1,177 for the 2021 Notes and $1,808 for the 2022 Notes presented as a reduction to the respective balances outstanding in the Consolidated Statements of Assets and Liabilities.

(4)	Represents the weighted average borrowings outstanding for the year ended December 31, 2017.
(5)

The Company may borrow amounts in U.S. dollars or certain other permitted currencies. As of June 30, 2018, the Company had outstanding debt denominated in Canadian Dollars (CAD) of CAD $19,389 on its Revolving Credit Facility. The CAD was converted into USD at a spot exchange rate of $0.76 CAD to $1.00 USD as of June 30, 2018. As of December 31, 2017, the Company had outstanding debt denominated in Canadian Dollars (CAD) of CAD $29,389 on its Revolving Facility. The CAD was converted into USD at a spot exchange rate of $0.80 CAD to $1.00 USD as of December 31, 2017.

Credit Facility

On December 15, 2017, the Company entered into an amendment, or the Revolving Amendment, to its existing revolving credit agreement, or Revolving Facility. The Revolving Amendment revised the Revolving Facility dated August 19, 2015 to, among other things, extend the maturity date from August 2019 to December 2022 (with a one year term out period beginning in December 2021). The one year term out period is the one year anniversary between the revolver termination date, or the end of the availability period, and the maturity date. During this time, the Company is required to make mandatory prepayments on its loans from the proceeds it receives from the sale of assets, extraordinary receipts, returns of capital or the issuances of equity or debt. The Revolving Amendment also reduced the size of the commitments from $303,500 to $275,000. The Revolving Facility, denominated in USD, has an interest rate of LIBOR plus 2.5% (with no LIBOR floor). The Revolving Facility, denominated in CAD, has an interest rate of CDOR plus 2.5% (with no CDOR floor). The non-use fee is 1.0% annually if the Company uses 35% or less of the Revolving Facility and 0.50% annually if the Company uses more than 35% of the Revolving Facility. The Company elects the LIBOR or CDOR rates on the loans outstanding on its Revolving Facility, which can have a LIBOR or CDOR period that is one, two, three or nine months. The LIBOR rate on the USD borrowings outstanding on its Revolving Facility had a one month LIBOR period as of June 30, 2018. The CDOR rate on the CAD borrowings outstanding on its Revolving Facility had a one month CDOR period as of June 30, 2018.

As of June 30, 2018, the Company had borrowings of $143,201 outstanding under the Revolving Facility with a weighted average interest rate of 4.63% including non-USD borrowings denominated in Canadian dollars of CAD $19,389 ($14,739 in USD) outstanding under the Revolving Facility with a weighted average interest rate of 4.14%. The borrowings denominated in CAD are translated into USD based on the spot rate at each balance sheet date. The impact resulting from changes in foreign exchange rates on the Revolving Facility borrowings is included in unrealized appreciation (depreciation) on foreign currency borrowings in our Consolidated Statements of Operations. The borrowings denominated in CAD may be positively or negatively affected by movements in the rate of exchange between the USD and CAD. This movement is beyond our control and cannot be predicted.

On December 15, 2017, in conjunction with the Revolving Amendment, the $75.0 million senior secured term loan facility, Term Loan Facility, was refinanced into the Revolving Facility and the Term Loan Facility was terminated. The Term Loan Facility previously had a maturity date of August 2021, an interest rate of LIBOR plus 2.75% (with no LIBOR floor) and had substantially similar terms to the existing Revolving Facility (as amended by the Revolving Amendment). As of March 31, 2017, the LIBOR rate on our Senior Secured Term Loan had a one month LIBOR period.

Each of the Revolving Facility included an accordion feature permitting the Company to expand the Revolving Facility, if certain conditions are satisfied; provided, however, that the aggregate amount of the

Revolving Facility, collectively, is capped. The Second Revolving Amendment revised the cap from $600,000 to $500,000.

The Revolving Facility generally requires payment of interest on a quarterly basis for ABR loans (commonly based on the Prime Rate or the Federal Funds Rate), and at the end of the applicable interest period for Eurocurrency loans bearing interest at LIBOR, the interest rate benchmark used to determine the variable rates paid on the Revolving Facility. All outstanding principal is due upon each maturity date. The Revolving Facility also require a mandatory prepayment of interest and principal upon certain triggering events (including, without limitation, the disposition of assets or the issuance of certain securities).

Borrowings under the Revolving Facility are subject to, among other things, a minimum borrowing/collateral base. The Revolving Facility have certain collateral requirements and/or covenants, including, but not limited to covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and its subsidiaries, and (e) compliance with certain financial maintenance standards including (i) minimum stockholders’ equity, (ii) a ratio of total assets (less total liabilities not represented by senior securities) to the aggregate amount of senior securities representing indebtedness, of the Company and its consolidated subsidiaries, of not less than 2.00, (iii) minimum liquidity, (iv) minimum net worth, and (v) a consolidated interest coverage ratio. In addition to the financial maintenance standards, described in the preceding sentence, borrowings under the Revolving Facility (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company’s portfolio.

The credit agreement governing the Revolving Facility also includes default provisions such as the failure to make timely payments under the Revolving Facility, the occurrence of a change in control, and the failure by the Company to materially perform under the operative agreements governing the Revolving Facility, which, if not complied with, could, at the option of the lenders under the Revolver Facility, accelerate repayment under the Revolving Facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. The Company cannot be assured that it will be able to borrow funds under the Revolving Facility at any particular time or at all. The Company is currently in compliance with all financial covenants under the Revolving Facility.

For the six months ended June 30, 2018, the Company borrowed $31,000 and repaid $54,088 under the Revolving Facility (includes CAD $10,000 converted to USD $7,688). For the six months ended June 30, 2017, the Company borrowed $57,879 (includes CAD $29,389 converted to USD $22,629) and repaid $40,500 under the Revolving Facility.

As of June 30, 2018 and December 31, 2017, the carrying amount of the Company’s outstanding Revolving Facility approximated fair value. The fair values of the Company’s Revolving Facility are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s Revolving Facility is estimated based upon market interest rates and entities with similar credit risk. As of June 30, 2018 and December 31, 2017, the Revolving Facility would be deemed to be Level 3 of the fair value hierarchy.

Interest expense and related fees, excluding amortization of deferred financing costs, of $1,930 and $3,639, respectively, were incurred in connection with the Revolving Facility for the three and six months ended June 30, 2018. Interest expense and related fees, excluding amortization of deferred financing costs, of $2,085 and $4,100, respectively, were incurred in connection with the Revolving Facility and previously outstanding Term Loan for the three and six months ended June 30, 2017. Amortization of deferred financing costs of $145 and $238, respectively, were incurred in connection with the Facilities for the three months ended June 30, 2018 and 2017. Amortization of deferred financing costs of $289 and $474, respectively, were incurred in connection with the Facilities for the six months ended June 30, 2018 and 2017. As of June 30, 2018, the Company had $2,600 of deferred financing costs related to the Revolving

Facility, which is presented as an asset. As of December 31, 2017, the Company had $2,890 of deferred financing costs related to the Revolving Facility, which is presented as an asset.

In accordance with the 1940 Act, with certain exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. The asset coverage as of June 30, 2018 was in excess of 200%. However, recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur under the 1940 Act from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the legislation, the Company will be allowed to increase its leverage capacity if shareholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If the Company receives shareholder approval, it would be allowed to increase our leverage capacity on the first day after such approval. Alternatively, the legislation allows the majority of the Company’s independent directors to approve an increase in its leverage capacity, and such approval would become effective after one year. In either case, the Company would be required to make certain disclosures on its website and in SEC filings regarding, among other things, the receipt of approval to increase its leverage, its leverage capacity and usage, and risks related to leverage. As a result of this legislation, the Company may be able to increase its leverage up to an amount that reduces its asset coverage ratio from 200% to 150% if it receives the necessary approval and amends the Revolving Facility, with lender consent, as described above.

Notes

In December 2014, the Company completed a public offering of $50,000 in aggregate principal amount of 6.75% notes due 2021, or the 2021 Notes. The 2021 Notes mature on November 15, 2021, and may be redeemed in whole or in part at any time or from time to time at our option on or after November 15, 2017. The 2021 Notes bear interest at a rate of 6.75% per year payable quarterly on March 30, June 30, September 30 and December 30, of each year, beginning December 30, 2014 and trade on the New York Stock Exchange under the trading symbol “TCRX”.

In December 2015 and November 2016, the Company completed a public offering of $35,000 and $25,000, respectively, in aggregate principal amount of 6.75% notes due 2022, or the 2022 Notes. The 2022 Notes mature on December 30, 2022, and may be redeemed in whole or in part at any time or from time to time at our option on or after December 30, 2018. The 2022 Notes bear interest at a rate of 6.75% per year payable quarterly on March 30, June 30, September 30 and December 30, of each year, beginning March 30, 2016 and trade on the New York Stock Exchange under the trading symbol “TCRZ”.

The 2021 Notes and the 2022 Notes are collectively referred to as the Notes.

As of June 30, 2018, the carrying amount and fair value of our Notes was $110,000 and $111,688, respectively. As of December 31, 2017, the carrying amount and fair value of our Notes was $110,000 and $112,652, respectively. The fair value of our Notes are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Notes is based on the closing price of the security, which is a Level 2 input under ASC 820 due to the trading volume.

In connection with the issuance of the Notes, the Company incurred $4,682 of fees and expenses. Any of these deferred financing costs are presented as a reduction to the Notes payable balance and are being amortized using the effective yield method over the term of the Notes. For the three months ended June 30, 2018 and 2017, the Company amortized approximately $167 and $167 of deferred financing costs, respectively, which is reflected in amortization of deferred financing costs on the Consolidated Statements of Operations. For the six months ended June 30, 2018 and 2017, the Company amortized approximately $331 and $331, respectively, which is reflected in amortization of deferred financing costs on the Consolidated Statements of Operations. As of June 30, 2018 and December 31, 2017, the Company had $2,654 and $2,895 remaining deferred financing costs on the Notes, which reduced the notes payable balance on the Consolidated Statements of Assets and Liabilities.

For the three months ended June 30, 2018 and 2017, the Company incurred interest expense on the Notes of $1,856 and $1,856, respectively. For the six months ended June 30, 2018 and 2017, the Company incurred interest expense on the Notes of $3,713 and $3,713, respectively.

The indenture and supplements thereto relating to the Notes contain certain covenants, including but not limited to (i) an inability to incur additional borrowings, including through the issuance of additional debt or the sale of additional debt securities unless the Company’s asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing and (ii) if we are not subject to the reporting requirements under the Securities and Exchange Act of 1934 to file periodic reports with the SEC we will provide interim and consolidated financial information to the holders of the Notes and the trustee.

8. Contractual Obligations and Off-Balance Sheet Arrangements

From time to time, the Company, or the Advisor, may become party to legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Company’s rights under contracts with its portfolio companies. Neither the Company, nor the Advisor, is currently subject to any material legal proceedings.

Unfunded commitments to provide funds to portfolio companies are not reflected on the Company’s Consolidated Statements of Assets and Liabilities. The Company’s unfunded commitments may be significant from time to time. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that the Company holds. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. The Company intends to use cash flow from normal and early principal repayments and proceeds from borrowings and offerings to fund these commitments.

As of June 30, 2018 and December 31, 2017, the Company has the following unfunded commitments to portfolio companies:

	As of
	June 30, 2018	December 31, 2017
Unfunded delayed draw facilities
Charming Charlie, LLC	$8,946	$4,474
Home Partners of America, Inc.	5,858	—

	14,804	4,474
Unfunded revolving commitments
Hansons Window & Construction, Inc.	241	256
HealthDrive Corporation	—	850
Holland Intermediate Acquisition Corp. (1)	3,000	3,000
The John Gore Organization, Inc.	—	800
Loadmaster Derrick & Equipment, Inc.	—	60
OEM Group, LLC	5,920	940
Togetherwork Holdings, LLC	—	116
Tri Starr Management Services, Inc.	549	549
Sciens Building Solutions, LLC	2,396	2,055
SPST Holdings, LLC	755	755
Whitney, Bradley & Brown, Inc.	—	117

	12,861	9,498
Unfunded commitments to investments in funds
Freeport Financial SBIC Fund LP	680	680
Gryphon Partners 3.5, L.P.	380	380

	1,060	1,060

Total unfunded commitments	$28,725	$15,032

(1)	The Company has sole discretion as to whether to lend under this revolving commitment.

The changes in fair value of the Company’s unfunded commitments are considered to be immaterial as the yield determined at the time of underwriting is expected to be materially consistent with the yield upon funding. The Company will fund its unfunded commitments from the same sources it uses to fund its investment commitments that are funded at the time they are made (which are typically existing cash and cash equivalents and borrowings under the Revolving Facility). The Company manages its liquidity to ensure that it has available capital to fund its unfunded commitments as necessary.

9. Distributions

The Company has elected to be taxed as a RIC under Subchapter M of the Code. In order to maintain its status as a RIC, it is required to distribute annually to its stockholders at least 90% of its investment company taxable income, as defined by the Code. To avoid a 4% excise tax on undistributed earnings, the Company is required to distribute each calendar year the sum of (i) 98% of its ordinary income for such calendar year (ii) 98.2% of its net capital gains for the one-year period ending October 31 of that calendar year (iii) any income recognized, but not distributed, in preceding years and on which the Company paid no federal income tax. The Company intends to make distributions to stockholders on a quarterly basis of substantially all of its net investment income. In addition, although the Company intends to make distributions of net realized capital gains, if any, at least annually, out of assets legally available for such distributions, it may in the future decide to retain such capital gains for investment.

In addition, the Company may be limited in its ability to make distributions due to the BDC asset coverage test for borrowings applicable to the Company as a BDC under the 1940 Act.

The following table summarizes the Company’s distributions declared and paid or to be paid on all shares, including distributions reinvested, if any:

Date Declared	Record Date	Payment Date	Amount Per Share	Percentage Attributable to Return of Investors’ Paid-In Capital
August 5, 2010	September 2, 2010	September 30, 2010	$0.05	—
November 4, 2010	November 30, 2010	December 28, 2010	$0.10	—
December 14, 2010	December 31, 2010	January 28, 2011	$0.15	—
March 10, 2011	March 25, 2011	March 31, 2011	$0.23	—
May 5, 2011	June 15, 2011	June 30, 2011	$0.25	—
July 28, 2011	September 15, 2011	September 30, 2011	$0.26	—
October 27, 2011	December 15, 2011	December 30, 2011	$0.28	—
March 6, 2012	March 20, 2012	March 30, 2012	$0.29	—
March 6, 2012	March 20, 2012	March 30, 2012	$0.05	—
May 2, 2012	June 15, 2012	June 29, 2012	$0.30	—
July 26, 2012	September 14, 2012	September 28, 2012	$0.32	—
November 2, 2012	December 14, 2012	December 28, 2012	$0.33	—
December 20, 2012	December 31, 2012	January 28, 2013	$0.05	—
February 27, 2013	March 15, 2013	March 29, 2013	$0.33	—
May 2, 2013	June 14, 2013	June 28, 2013	$0.34	—
August 2, 2013	September 16, 2013	September 30, 2013	$0.34	—
August 2, 2013	September 16, 2013	September 30, 2013	$0.08	—
October 30, 2013	December 16, 2013	December 31, 2013	$0.34	—
March 4, 2014	March 17, 2014	March 31, 2014	$0.34	—
May 7, 2014	June 16, 2014	June 30, 2014	$0.34	—
August 7, 2014	September 15, 2014	September 30, 2014	$0.34	—
November 4, 2014	December 15, 2014	December 31, 2014	$0.34	—
March 6, 2015	March 20, 2015	March 31, 2015	$0.34	—
May 5, 2015	June 15, 2015	June 30, 2015	$0.34	—

Date Declared	Record Date	Payment Date	Amount Per Share	Percentage Attributable to Return of Investors’ Paid-In Capital
August 4, 2015	September 15, 2015	September 30, 2015	$0.34	—
November 3, 2015	December 15, 2015	December 31, 2015	$0.34	—
March 8, 2016	March 21, 2016	March 31, 2016	$0.34	—
May 3, 2016	June 15, 2016	June 30, 2016	$0.34	—
August 2, 2016	September 15, 2016	September 30, 2016	$0.34	—
November 8, 2016	December 15, 2016	December 30, 2016	$0.27	—
March 7, 2017	March 20, 2017	March 31, 2017	$0.27	—
May 2, 2017	June 15, 2017	June 30, 2017	$0.27	—
August 1, 2017	September 15, 2017	September 29, 2017	$0.27	—
November 7, 2017	December 15, 2017	December 29, 2017	$0.27	—
March 2, 2018	March 20, 2018	March 30, 2018	$0.27	—
May 1, 2018	June 15, 2018	June 29, 2018	$0.27	—
August 7, 2018	September 14, 2018	September 28, 2018	$0.27	—

The Company may not be able to achieve operating results that will allow it to make distributions at a specific level or to increase the amount of these distributions from time to time. If the Company does not distribute a certain percentage of its income annually, it will suffer adverse tax consequences, including possible loss of its status as a regulated investment company. The Company cannot assure stockholders that they will receive any distributions at a particular level.

The Company maintains an “opt in” dividend reinvestment plan for our common stockholders. As a result, unless stockholders specifically elect to have their dividends automatically reinvested in additional shares of common stock, stockholders will receive all such dividends in cash. There were no dividends reinvested for the three and six months ended June 30, 2018. There were $3 and $3, respectively, of dividends reinvested for the three and six months ended June 30, 2017.

Under the terms of the Company’s dividend reinvestment plan, dividends will primarily be paid in newly issued shares of common stock. However, the Company reserves the right to purchase shares in the open market in connection with the implementation of the plan. This feature of the plan means that, under certain circumstances, the Company may issue shares of our common stock at a price below net asset value per share, which could cause our stockholders to experience dilution.

Distributions in excess of the Company’s current and accumulated earnings and profits would generally be treated as a return of capital (reduced by the Company’s fees and expenses) to the extent of a shareholder’s adjusted tax basis in its shares. If a shareholder’s tax basis is reduced to zero, the shareholder would treat any remaining distributions as a capital gain. The determination of the tax attributes of our distributions will be made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. If the Company had determined the tax attributes of its 2018 distributions as of June 30, 2018, 100% would be from ordinary income, 0% would be from capital gains and 0% would be a return of capital. Each year, a statement on Form 1099-DIV identifying the source of the distribution will be mailed to the Company’s stockholders of record.

The Company may generate qualified interest income and short-term capital gains that may be exempt from United States withholding tax on foreign accounts. A regulated investment company, or RIC, is permitted to designate distributions in the form of dividends that represent interest income (commonly referred to as qualified interest income) and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. stockholders with proper documentation.

10. Financial Highlights

	For the three months ended June 30,		For the six months ended June 30,
	2018	2017	2018	2017
Per Share Data (1):
Net asset value attributable to THL Credit, Inc., beginning of period	$10.44	$11.71	$10.51	$11.82
Net investment income, after taxes (2)	0.31	0.31	0.58	0.60
Net realized loss on investments (2)	(0.78)	(0.31)	(1.18)	(0.34)
Income tax provision, realized gain (2)	—	(0.02)	—	(0.02)
Net change in unrealized appreciation (depreciation) on investments (2)(5)	0.53	0.06	0.86	(0.04)

Net increase in net assets resulting from operations	0.06	0.04	0.26	0.20
Distributions to stockholders from net investment income	(0.27)	(0.27)	(0.54)	(0.54)

Net asset value attributable to THL Credit, Inc., end of period	$10.23	$11.48	$10.23	$11.48

Per share market value at end of period	$7.82	$9.95	$7.82	$9.95
Total return (3)(6)	4.12%	5.47%	(7.50%)	4.94%
Shares outstanding at end of period	32,674	32,776	32,674	32,776
Ratio/Supplemental Data:
Net assets at end of period, attributable to THL Credit Inc.	$334,161	$376,268	$334,161	$376,268
Ratio of total expenses to average net assets, attributable to THL Credit, Inc. (4)(7)	9.73%	10.41%	9.51%	10.26%
Ratio of net investment income to average net assets, attributable to THL Credit, Inc. (7)	12.11%	10.71%	11.33%	10.44%
Portfolio turnover, attributable to THL Credit, Inc.	4.23%	3.37%	6.19%	6.80%

(1)	Includes the cumulative effect of rounding.
(2)	Calculated based on weighted average common shares outstanding.
(3)

Total return is based on the change in market price per share during the period. Total return takes into account dividends and distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan.

(4)

For the three months ended June 30, 2018 and 2017, the ratio components included 2.77% and 2.80% of base management fee, (0.01%) and 1.27% of net incentive fee, 4.87% and 4.58% of the cost of borrowing, 2.00% and 1.95% of other operating expenses, and 0.10% and (0.19%) of the impact of all taxes, respectively. For the six months ended June 30, 2018 and 2017, the ratio components included 2.75% and 2.73% of base management fee, (0.01%) and 1.30% of net incentive fee, 4.72% and 4.51% of the cost of borrowing, 1.91% and 1.90% of other operating expenses, and 0.14% and (0.18%) of the impact of all taxes, respectively.

(5)	Includes the net change in unrealized appreciation (depreciation) on foreign currency transactions.
(6)	Not annualized.
(7)	Annualized, except for taxes and the related impact of incentive fees.

11. Stock Repurchase Program

On March 7, 2017 our board of directors authorized a $20,000 stock repurchase program, which was extended on March 2, 2018. Unless extended by its board of directors, the stock repurchase program will expire on March 2, 2019 and may be modified or terminated at any time for any reason without prior notice. The Company has provided its stockholders with notice of its ability to repurchase shares of its common stock in accordance with 1940 Act requirements. The Company will retire immediately all such shares of common stock that it purchases in connection with the stock repurchase program.

The following table summarizes our share repurchases under our stock repurchase program for the three and six months ended June 30, 2018 and 2017:

	For the three months ended June 30,		For the six months ended June 30,
	2018	2017	2018	2017
Dollar amount repurchased	$—	$1,502	$—	$1,502
Shares repurchased	—	150	—	150
Average price per share (including commission)	$—	$10	$—	$10.01
Weighted average discount to net asset value	—	14.68%	—	14.68%

12. Subsequent Events

On July 25, 2018, the Company received $14,959 in proceeds from the partial repayment of its first lien senior secured term loan in Alex Toys, LLC.

On August 2, 2018, the Company received $5,165 in proceeds from the repayment of its second lien term loan in Gold, Inc.

On August 7, 2018, in consultation with its board of directors, the Company accepted the Advisor’s proposal to extend its waiver of 100% of the incentive fees accrued through June 30, 2019. Such incentive fees waived shall not be subject to recoupment. Refer to Note 4—Related Party Transactions for more information.

On August 7, 2018, the Company’s board of directors declared a dividend of $0.27 per share payable on September 28, 2018 to stockholders of record at the close of business on September 14, 2018.

Schedule 12-14

THL Credit, Inc. and Subsidiaries

Schedule of Investments in and Advances to Affiliates

(dollar amounts in thousands)

(unaudited)

Type of Investment/Portfolio company (1)(2)	Principal/No. of Shares /No. of Units	Purchases	Sales	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Dividends/ Interest Income/ Other Income	Fair Value at June 30, 2018
Control Investments
—53.17% of net asset value
Control Investments—Majority Owned
—48.51% of net asset value
First lien senior secured debt
—13.02% of net asset value
Northeast
—1.77% of net asset value
Tri Starr Management Services, Inc.—LIFO revolving loan 8.8% (ABR+3.8%) due 9/30/2018	$46	$236	$(236)	$—	$—	$10	$46
Tri Starr Management Services, Inc.—Non LIFO revolving loan 6.8% (LIBOR + 4.8%) cash due 9/30/2018	669	—	—	—	(28)	50	669
Tri Starr Management Services, Inc.—Tranche 1-A term loan 6.8% (LIBOR + 4.8%) cash due 9/30/2018	291	—	—	—	(15)	24	291
Tri Starr Management Services, Inc.—Tranche 1-B term loan 6.8% (LIBOR + 4.8%) cash due 9/30/2018	2,545	—	—	—	(128)	211	2,545
Tri Starr Management Services, Inc.—Tranche 2 term loan 10% PIK due 9/30/2018	1,654	—	—	—	(69)	149	1,654
Tri Starr Management Services, Inc.—Tranche 3 term loan 10% PIK due 9/30/2018 (3)	1,102	—	—	—	245	—	717
Tri Starr Management Services, Inc.—Tranche 4 term loan 5% PIK due 9/30/2018 (3)	3,322	—	—	—	—	—	—

Subtotal Northeast	$9,629	$236	$(236)	$—	$5	$444	$5,922

Southeast
—2.12% of net asset value
Loadmaster Derrick & Equipment, Inc.—Senior secured revolving term loan 12.6% (LIBOR+ 10.3%) due 12/31/2020	$3,750	$510	$—	$—	$—	$208	$3,750
Loadmaster Derrick & Equipment, Inc.—Senior secured term loan 11.9% (LIBOR + 10.3% PIK) (3) due 12/31/2020	8,315	—	—	—	(485)	—	3,326
Loadmaster Derrick & Equipment, Inc.—Senior secured term loan 13.7% (LIBOR + 12% PIK) (3) due 12/31/2020	1,885	—	—	—	—	—	—

Subtotal Southeast	$13,950	$510	$—	$—	$(485)	$208	$7,076

Southwest
—9.13% of net asset value
OEM Group, LLC—Senior secured term loan 11.6% (LIBOR+9.5%) (7.6% Cash and 4.0% PIK) due 6/30/2022	$18,703	$—	$—	$—	$—	$1,053	$18,703

Type of Investment/Portfolio company (1)(2)	Principal/No. of Shares /No. of Units	Purchases	Sales	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Dividends/ Interest Income/ Other Income	Fair Value at June 30, 2018
OEM Group, LLC—Senior secured revolving term loan 11.6% (LIBOR+9.5%) (7.6% Cash and 4.0% PIK) due 6/30/2022	2,900	2,725	—	—	175	5	2,900
OEM Group, LLC—Senior secured revolving term loan 11.6% (LIBOR+9.5%) (7.6% Cash and 4.0% PIK) due 6/30/2022	8,930	1,620	(750)	—	(7)	505	8,930

Subtotal Southwest	$30,533	$4,345	$(750)	$—	$168	$1,563	$30,533

Subtotal first lien senior secured debt	$54,112	$5,091	$(986)	$—	$(312)	$2,215	$43,531

Second lien debt
—1.62% of net asset value

Southeast
—1.62% of net asset value
Copperweld Bimetallics, LLC—12% cash due 10/5/2021	$5,415	$—	$—	$—	$—	$327	$5,415

Subtotal Southeast	$5,415	$—	$—	$—	$—	$327	$5,415

Subtotal second lien debt	$5,415	$—	$—	$—	$—	$327	$5,415

Equity Investments
—9.34% of net asset value
Northeast
—2.69% of net asset value
Tri Starr Management Services, Inc. (6)	0.72	$—	$—	$—	$2,041	$50	$9,009

Subtotal Northeast		$—	$—	$—	$2,041	$50	$9,009

Southeast
—6.17% of net asset value
Copperweld Bimetallics, LLC (5)	677	$—	$—	$—	$—	$233	$3,920
Copperweld Bimetallics, LLC (6)	609,230	—	—	—	7,512	244	16,705
Loadmaster Derrick & Equipment, Inc. (5)	12,131	—	—	—	—	—	—
Loadmaster Derrick & Equipment, Inc. (6)	2,956	—	—	—	—	—	—

Subtotal Southeast		$—	$—	$—	$7,512	$477	$20,625

Southwest
—0.47% of net asset value
OEM Group, LLC (6)	10,000	$—	$—	$—	$(9,263)	$—	$1,578

Subtotal Southwest		$—	$—	$—	$(9,263)	$—	$1,578

Subtotal equity investments		$—	$—	$—	$290	$527	$31,212

Investments in funds
—24.53% of net asset value
Northeast
—24.53% of net asset value
THL Credit Logan JV LLC (4) (7)		$17,600	$—	$342	$(1,017)	$4,457	$81,993

Subtotal investments in funds		$17,600	$—	$342	$(1,017)	$4,457	$81,993

Total Control Investments—Majority Owned		$22,691	$(986)	$342	$(1,039)	$7,526	$162,151

Control Investments—Less Than Majority Owned
—4.66% of net asset value
Equity Investments
Northwest
—4.66% of net asset value
C&K Market, Inc. (6)	1,992,365	$—	$—	$—	$(2,006)	$813	$5,611
C&K Market, Inc. due 7/1/2024 (5)	1,992,365	—	—	—	—	—	9,962

Subtotal Northwest		$—	$—	$—	$(2,006)	$813	$15,573

Subtotal equity investments		$—	$—	$—	$(2,006)	$813	$15,573

Type of Investment/Portfolio company (1)(2)	Principal/No. of Shares /No. of Units	Purchases	Sales	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Dividends/ Interest Income/ Other Income	Fair Value at June 30, 2018
Total Control Investments—Less Than Majority Owned		$—	$—	$—	$(2,006)	$813	$15,573

Total Control Investments		$22,691	$(986)	$342	$(3,045)	$8,339	$177,724

Non-controlled, affiliated Investments
—8% of net asset value
First lien senior secured debt
—7.36% of net asset value
Southwest
—7.36% of net asset value
Charming Charlie LLC	$11,183	$10,735	$—	$—	$432	$277	$11,182
Charming Charlie LLC	13,419	12,882	—	—	518	332	13,419
Charming Charlie LLC	—	—	—	—	—	42	—

Subtotal Southwest	$24,602	$23,617	$—	$—	$950	$651	$24,601

Subtotal first lien senior secured debt	$24,602	$23,617	$—	$—	$950	$651	$24,601

Equity Investments
—0.64% of net asset value
Southwest
—0.64% of net asset value
Charming Charlie LLC (6)	128,307,716	$—	$—	$—	$2,147	$—	$2,147

Subtotal Southwest		$—	$—	$—	$2,147	$—	$2,147

Subtotal equity investments		$—	$—	$—	$2,147	$—	$2,147

Investments in funds
—0.00% of net asset value
Northeast
—0.00% of net asset value
THL Credit Greenway Fund LLC (4) (8)		$—	$—	$—	$—	$22	$1
THL Credit Greenway Fund II LLC (4) (8)		—	—	—	1	$479	$3

Subtotal Northeast		$—	$—	$—	$1	$501	$4

Subtotal investments in funds		$—	$—	$—	$1	$501	$4

Total Affiliate Investments		$23,617	$—	$—	$3,098	$1,152	$26,752

Total Control and Affiliate Investments— 53.17% of net asset value		$46,308	$(986)	$342	$53	$9,491	$204,476

(1)

The principal amount and ownership detail as shown in the Consolidated Schedule of Investments as of June 30, 2018. Unless otherwise noted, all investments are valued using significant unobservable inputs.

(2)

Variable interest rate investments bear interest in reference to London Interbank offer rate, or LIBOR, Canadian Dollar offer rate, or CDOR, or Alternate Base Rate, or ABR, which are effective as of June 30, 2018. LIBOR loans and CDOR loans are typically indexed to 30-day, 60-day, 90-day or 180-day LIBOR or CDOR rates, at the borrower’s option, and ABR rates are typically indexed to the current prime rate or federal funds rate. Each of LIBOR, CDOR and ABR rates may be subject to interest floors. As of June 30, 2018, the 30-day, 60-day, 90-day and 180-day LIBOR rates were 2.09%, 2.17%, 2.34% and 2.50%, respectively. As of June 30, 2018, the 30-day, 60-day, 90-day and 180-day CDOR rates were 1.67%, 1.70%, 1.77% and 1.94%, respectively.

(3)	Loan was on non-accrual as of June 30, 2018.
(4)	Investment is measured at fair value using net asset value.
(5)	Preferred Stock.
(6)	Common stock and member interest.
(7)

Together with Perspecta Trident LLC, or Perspecta, an affiliate of Perspecta Trust LLC, the Company invests in THL Credit Logan JV LLC, of Logan JV. Logan JV is capitalized through equity contributions from its members and investment decisions must be unanimously approved by the Logan JV investment committee consisting of one representative from each of the Company and Perspecta.

(8)

Income includes certain fees relating to investment management services provided by the Company, including a base management fee, a performance fee and a portion of the closing fees on each investment transaction.

$300,000,000

THL Credit, Inc.

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

This prospectus relates to the offer, from time to time, up to $300,000,000 of shares of our common stock, par value $0.001 per share, preferred stock, par value $0.001 per share, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities, which we refer to, collectively, as the “securities.” We may sell our common stock directly or through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

We may offer shares of common stock at a discount to net asset value per share in certain circumstances. On June 6, 2017, our common stockholders voted to allow us to issue up to 25% of our outstanding common stock at a price below net asset value per share for a period ending on June 6, 2018. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. For offerings of common stock made pursuant to this authorization, the offering price per share will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the approval of our board of directors including a majority of the independent directors, or (3) under such circumstances as the Securities and Exchange Commission may permit. Sales of common stock below net asset value per share are at the discretion of management with the approval of our board of directors but there is no maximum discount on the amount of dilution of existing stockholders. See “Risks” for more information.

We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. We are managed by our investment adviser, THL Credit Advisors LLC, which also provides the administrative services necessary for us to operate.

Our investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of lower middle market companies. We are a direct lender to lower middle market companies and invest primarily in directly originated first lien senior secured loans, including unitranche investments. In certain instances, we also make second lien secured loans and subordinated, or mezzanine, debt investments, which may include an associated equity component such as warrants, preferred stock or similar securities, and direct equity investments. Our first lien senior secured loans may be structured as traditional first lien senior secured loans or as unitranche loans. Unitranche structures may combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans and our unitranche loans will expose us to the risks associated with second lien and/or subordinated loans to the extent we invest in the “last-out” tranche or subordinated tranche (or piece) of the unitranche loan. We also may provide advisory services to managed funds.

Substantially all of the debt securities in which the Company invests are below investment grade debt securities and are often referred to as “high yield” or “junk” securities. Exposure to below investment grade securities involves certain risk, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. A material amount of our debt investments contain interest reset provisions that may make it more difficult for the borrowers to make debt repayments. Further, our debt investments generally will not pay down principal during their term which could result in a substantial loss to us if the portfolio company is unable to refinance or repay the debt at maturity.

Our common stock is traded on the NASDAQ Global Select Market under the symbol “TCRD.” On May 31, 2018, the last reported sale price of a share of our common stock on the NASDAQ Global Select Market was $7.86. The net asset value per share of our common stock at March 31, 2018 (the last date prior to the date of this prospectus on which we determined net asset value) was $10.44.

Please read this prospectus before investing and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. The information is available free of charge by contacting us THL Credit, Inc., 100 Federal Street, 31st floor, Boston, MA 02110, or by calling us at (800) 450-4424 or on our website at www.THLCreditBDC.com. The Securities and Exchange Commission maintains a website at www.sec.gov where such information is available without charge upon request. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Investing in our securities involves a high degree of risk, including credit risk and the risk of the use of leverage. Before buying any securities, you should read the discussion of the material risks of investing in our common stock in “Risks” beginning on page 18 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is June 5, 2018.

You should rely only on the information contained in this prospectus and any prospectus supplement to this prospectus. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus or any accompanying prospectus supplement. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus and any such supplement do not constitute an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus and any such supplement is accurate only as of its date, and under no circumstances should the delivery of this prospectus and any such supplement or the sale of any common stock imply that the information in this prospectus is accurate as of any later date or that the affairs of THL Credit, Inc. have not changed since such date. This prospectus and any accompanying prospectus supplement will be updated to reflect material changes.

i

ABOUT THIS PROSPECTUS

This prospectus and any accompanying prospectus supplement is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended, we may offer, from time to time, up to $300,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities on the terms to be determined at the time of the offering. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus and any accompanying prospectus supplement provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any such supplements together with the additional information described under “Additional Information” and “Risks” sections before you make an investment decision.

A prospectus supplement may also add to, update or change information contained in this prospectus.

ii

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our securities. You should read the entire prospectus carefully, including “Risks.” Throughout this prospectus, we refer to THL Credit, Inc. and its consolidated subsidiaries as the “Company,” “we,” “us” or “our;” THL Credit Advisors LLC as “THL Credit Advisors,” the “Advisor” or the “Administrator”, Thomas H. Lee Partners, L.P. as “THL Partners”, THL Credit Greenway Fund LLC as “Greenway”, THL Credit Greenway Fund II LLC and related investment vehicle as “Greenway II”, THL Credit Opportunities, L.P. as “THL Credit Opportunities”, THL Credit Partners BDC Holdings, L.P. as “BDC Holdings”, and THL Credit Logan JV LLC as “Logan JV”.

THL Credit, Inc.

We are an externally managed, non-diversified closed-end management investment company incorporated in Delaware on May 26, 2009, that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, we have elected to be treated for tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. Our investment activities are managed by THL Credit Advisors and supervised by our board of directors, a majority of whom are independent of THL Credit Advisors and its affiliates. As a BDC, we are required to comply with certain regulatory requirements. See “Regulation” for discussion of BDC regulation and other regulatory considerations. We are also registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act.

Our investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of lower middle market companies. We are a direct lender to lower middle market companies and invest primarily in directly originated first lien senior secured loans, including unitranche investments. In certain instances, we also make second lien secured loans and subordinated, or mezzanine, debt investments, which may include an associated equity component such as warrants, preferred stock or similar securities, and direct equity investments. Our first lien senior secured loans may be structured as traditional first lien senior secured loans or as unitranche loans. Unitranche structures may combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans and our unitranche loans will expose us to the risks associated with second lien and /or subordinated loans to the extent we invest in the “last-out” tranche or subordinated tranche (or piece) of the unitranche loan. We also may provide advisory services to managed funds.

We intend to co-invest, subject to the conditions included in the exemptive order we received from the SEC, with certain of our affiliates. See “Certain Relationships” in this prospectus. We believe that such co-investments may afford us additional investment opportunities and an ability to achieve greater diversification.

We define lower middle market companies to mean both public and privately-held companies with annual earnings before interest, taxes, depreciation and amortization, or EBITDA, generally between $5 million and $25 million. We expect to generate returns primarily through a combination of contractual interest payments on debt investments, equity appreciation, origination and similar fees. We can offer no assurances that we will achieve our investment objective.

Since April 2010, after we completed our initial public offering and commenced principal operations, through March 31, 2018 we have been responsible for making, on behalf of ourselves, managed funds and separately managed account, over approximately an aggregate of $1,991 million in commitments to 100 separate portfolio companies through a combination of both initial and follow-on investments. Since April 2010 through March 31, 2018, we, along with our managed funds and separately managed accounts, have received $1,314 million of proceeds from the realization of investments. The Company alone has received $1,085 million of proceeds from the realization of its investments.

As a BDC, we are generally required to invest at least 70% of our total assets primarily in securities of private and certain U.S. public companies (other than certain financial institutions), cash, cash equivalents and U.S. government securities and other high quality debt investments that mature in one year or less.

We are permitted to borrow money from time to time within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to one half of our assets). We have used, and expect to continue to use, our credit facilities and other borrowings, along with proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives. See “Regulation” for discussion of BDC regulation and other regulatory considerations.

Organizational Overview

The Company was organized as a Delaware corporation on May 26, 2009 and initially funded on July 23, 2009. We commenced principal operations on April 21, 2010. The Company has formed substantially owned subsidiaries which serve as tax blockers that hold equity or equity-like investments in portfolio companies organized as limited liability companies or other forms of pass-through entities. The Company also has formed substantially owned subsidiaries which serve as the administrative agents on certain investment transactions, including THL Corporate Finance, Inc.

(1)

THL Credit Advisors LLC is owned and controlled by certain employees of THL Credit Advisors and THL Credit Senior Loan Strategies LLC, or SLS, and a partnership consisting of certain of the partners of THL Partners (defined below).

(2)	SLS is a wholly owned subsidiary of THL Credit Advisors that focuses principally on investing in broadly syndicated senior loans.
(3)

Greenway I is an investment fund with $150.0 million of capital committed by affiliates of a single institutional investor, together with a nominal amount committed by the Company, all of which has been paid in and invested by Greenway I, which is managed by us.

(4)

Greenway II is an investment fund and, together with a related vehicle, has $187.0 million of capital committed by third party investors, all of which has been paid in and invested by Greenway II, together with a nominal amount committed by the Company, which is managed by us.

(5)

Logan JV is a joint venture entered into between the Company and Perspecta Trident LLC, or Perspecta, an affiliate of Perspecta Trust LLC, which invests primarily in senior secured first lien term loans. Logan JV has $250 million of capital commitments, of which the Company committed $200 million and Perspecta committed $50 million.

(6)

THL Credit Strategic Funding LLC is a wholly owned subsidiary of THL Credit Advisors that focuses principally on investing in directly originated lower middle market loans that may require seasoning for other managed funds or accounts.

THL Credit Advisors LLC

Our investment activities are managed by our investment adviser, THL Credit Advisors. THL Credit Advisors is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. We pay THL Credit Advisors a management fee as a percentage of our gross assets and may pay incentive fees as a percentage of our ordinary income and capital gains.

THL Credit Advisors was formed as a Delaware limited liability company on June 26, 2009 and is registered as an investment adviser under the Advisers Act. THL Credit Advisors is an alternative credit investment manager for both direct lending and tradable credit investments through public and private vehicles, commingled funds including collateralized loan obligations, and separately managed accounts. THL Credit Advisors and its credit-focused affiliates managed assets of $12.1 billion as of March 31, 2018 across its two strategies investment platforms: Direct Lending and Tradable Credit.

THL Credit Advisors benefits from a scaled and integrated business that draws on a diverse resource base and the credit and industry expertise of the entire platform. Fundamental credit analysis, rigorous and disciplined underwriting, well-structured investments and ongoing monitoring are the hallmarks of its credit culture.

THL Credit Advisors’ Direct Lending strategy invests primarily in secured loans, consisting of first lien senior secured including unitranche investments and to a lesser extent, second lien facilities. In certain instances, THL Credit Advisors’ Direct Lending strategy also makes subordinated debt investments and equity investments such as warrants, preferred stock or other similar securities.

THL Credit Advisors’ Tradable Credit strategy manages investments in secured bank loans, structured credit and high-yield securities through CLOs, separate accounts, sub-advisory and various fund formats, including private funds, certain CLOs and as sub-advisor to THL Credit Senior Loan Fund (NYSE: TSLF) (“TSLF”), a nondiversified, closed-end management investment company. The Advisor may serve as investment advisor to additional private funds, registered closed-end funds and CLOs in the future. See “Certain Relationships” for information regarding the allocation of investment opportunities.

THL Credit Advisors is headquartered in Boston, with additional origination teams in Chicago, Dallas, Los Angeles and New York, allowing it to be close to its portfolio companies as well as its origination and syndication sources. Over the years, THL Credit Advisors has developed deep and diverse national relationships that it leverages to maximize investment opportunities across its strategies.

THL Credit Advisor’s Direct Lending investment committee, which serves as our investment committee, is comprised of Christopher J. Flynn, Terrence W. Olson, W. Montgomery Cook, James R. Fellows and Howard H. Wu (the “Investment Committee Members”).

THL Credit Advisors has received an exemptive order from the SEC permitting it to negotiate, subject to the conditions of the order, co-investments among us and certain of its other investment advisory clients. See “Certain Relationships” in this prospectus.

THL Credit Advisors also serves as our Administrator and leases office space to us and provides us with equipment and office services. The tasks of the Administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the SEC and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Relationship with Thomas H. Lee Partners, L.P. (“THL Partners”)

The Advisor is owned in part by a partnership consisting of certain of the partners of THL Partners. THL Partners is one of the world’s oldest and most experienced private equity firms. Since its founding in 1974, the firm has raised over $22 billion of equity capital and invested in more than 140 portfolio companies with an aggregate value of over $200 billion. THL Partners invests in growth-oriented businesses, headquartered primarily in North America, across three sectors: Business & Financial Services, Consumer & Healthcare, and Media, Information Services and Technology. The firm partners with portfolio company management to identify and implement operational and strategic improvements to accelerate sustainable revenue and profit growth. THL Partners strives to build companies of lasting value and generate superior investment returns. We believe we benefit from THL Credit Advisors’ relationship with THL Partners. THL Credit Advisors has access to the industry knowledge of THL Partners’ investment team to consult with the THL Partners team on specific industry issues, trends and other complementary matters.

Investment Approach

Our investment approach consists of the following four separate and distinct phases: (1) sourcing; (2) selecting; (3) structuring; and (4) supervising investments. Sourcing involves our efforts to generate as vast a universe of relevant and actionable investment opportunities as possible. Selecting represents our decision-making process regarding which of those investments to pursue. Structuring summarizes our creative approach to deploying capital on a case-by-case basis in a way that maximizes value. Supervising is a reference to our ongoing rigorous credit monitoring.

Sourcing

The elements of our sourcing efforts will include: (i) determining the market in which we intend to participate; (ii) identifying the opportunities within that market; (iii) having a clear strategy; (iv) knowing the competition; and (v) distinguishing our competitive advantages.

Determining the Market

We invest primarily in debt securities of sponsored issuers based in the lower middle market mainly in the United States. Our debt investments are composed of directly originated first lien senior secured loans, including unitranche investments. In certain instances, we also may make second lien loans and subordinated or mezzanine debt investments, which may include an associated equity component such as warrants, preferred stock and other similar securities, and direct equity co-investments. Our first lien senior secured loans may be structured as traditional first lien senior secured loans or as unitranche loans. Unitranche structures may combine characteristics of traditional first lien senior secured as well as second lien and/or subordinated loans and our unitranche loans will expose us to the risks associated with second lien and subordinated loans to the extent we invest in the “last-out” tranche. We also may provide advisory services to managed funds.

Market opportunity

We believe the environment for investing in lower middle market companies is attractive for several reasons, including:

Improved company fundamentals creating favorable lending trends. We believe that lower middle market companies are experiencing improved fundamentals driven by a stabilized economy and an increase in confidence.

Meaningful availability of investable capital at private equity firms. Recent private equity data show over $1 trillion of cash reserves that private equity fund managers are actively looking to allocate to transactions involving new or existing portfolio companies.1

Consolidation among commercial banks has reduced their focus on middle market business. We believe that many bank lenders have de-emphasized their service and product offerings to middle market companies in favor of lending to large corporate clients, managing capital markets transactions and providing other non-credit services to their customers.

Increased lending regulation has limited the ability or willingness of traditional lenders to provide capital to lower middle market companies. Heightened scrutiny of large bank institutions by regulatory bodies has prompted lending guidelines that have sought to limit leverage, deter banks from lengthening payment timelines and restrict banks from holding certain CLO securities. In response, banks have been participating less in the middle market lending arena, opening up opportunities for alternative lenders such as us. In addition to new lending activity, as companies look to refinance existing loans that do not abide by the current guidelines, the market opportunity should continue to expand.

Middle market companies are increasingly seeking lenders with long-term capital to provide flexible solutions for their debt and equity financing needs. Lower middle market companies continue to seek lenders with long-term capital to provide flexible solutions for their debt and equity financing needs. We believe that many middle market companies prefer to execute transactions with private capital providers such as us, rather than execute high-yield bond or equity transactions in the public markets, which may necessitate increased financial and regulatory compliance and reporting obligations.

The large yet fragmented middle market may offer lenders more attractive economic terms compared to the more efficient, syndicated markets. Investing in debt securities in the middle market may offer more favorable returns relative to their investment risk, when compared to investments in public high yield or syndicated bank loan securities. Furthermore, private equity sponsors focused on the middle market seek lenders with domain expertise and certainty of closing rather than running a fully efficient arranger process. Directly originated investments in the middle market may, in our experience, permit higher yields on investments and may also benefit from other more favorable terms relative to the broadly syndicated market, including lower leverage, tighter covenant packages, stronger call protection, and greater control of a work-out process in the case of a default.

Investment strategy

We believe a strategy focused primarily on debt securities in lower middle market companies has a number of compelling attributes. First, the market for these instruments is relatively inefficient, allowing an experienced investor an opportunity to produce high risk-adjusted returns. Second, downside risk can be managed through an extensive credit-oriented underwriting process, creative structuring techniques and intensive portfolio

[1]	Source: 2018 Preqin Global Private Equity & Venture Capital Report.

monitoring. We believe private debt investments generally require the highest level of credit and legal due diligence among debt or credit asset classes. Lastly, compared with equity investments, returns on debt investments tend to be less volatile given the substantial current return component and seniority in the capital structure relative to equity. Though it is not part of our investment strategy, we currently have, and may acquire in the future, control investments in portfolio companies. See “Risk Factors—Our equity ownership in a portfolio company may represent a control investment. Our ability to exit a control investment may be limited.”

We will consider opportunities within all industries and do not have fixed guidelines for industry concentration. As of March 31, 2018, our portfolio investments spanned several industries and the largest industries represented and the percentage of our investment portfolio at fair value were as follows: (i) consumer products and services at 17.28%; (ii) industrials and manufacturing at 15.15%; (iii) financial services at 12.87%; (iv) IT services at 9.38%; and (v) healthcare at 7.17%

Competition

Our primary competitors to providing financing to middle market companies will include other BDCs, public and private funds, commercial and investment banks, CLO funds, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Some of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us.

Competitive advantages

We believe that we possess the following competitive advantages over many other capital providers to middle market companies:

Experienced management team. As stated above, the Investment Committee Members are experienced and many have worked together extensively and together with their past investment experiences have invested through multiple business and credit cycles in a variety of credit products with the objective of generating attractive, long-term, risk-adjusted returns. Each of the Investment Committee Members brings a unique investment perspective and skill-set by virtue of their complementary collective experiences as both debt and equity investors.

Proactive Sourcing Platform. We take a proactive, hands-on, and creative approach to investment sourcing. Our disciplined origination process includes proprietary tools and resources and employs a national platform with a regional focus. With offices in Boston, Chicago, Dallas, Los Angeles and New York, the Investment Committee Members have a deep and diverse relationship network in the debt capital and private equity markets. These activities and relationships provide an important channel through which we generate investment opportunities consistent with our investment strategy.

Significant institutional expertise and brand recognition gained from investing over $2.0 billion in over 100 companies between June 2009 and March 31, 2018 across our direct lending credit strategy. We have developed the institutional knowledge and operational infrastructure required to successfully achieve our investment objectives. We benefit from proprietary deal flow from strong relationships with sponsors cultivated over eight years of doing business in the lower middle market. Our comprehensive underwriting methodology and monitoring processes have been implemented across all five regional offices. Additionally, the Investment Committee Members are supported by an experienced operational and administrative team.

Relationship with THL Partners. We are managed by THL Credit Advisors, the credit affiliate of THL Partners. As such, we have access to the relationship network and industry knowledge of THL Partners to enhance transaction sourcing capabilities. This also provides us with the opportunity to consult with investment team from THL Partners on specific industry issues, trends and other complementary matters.

Investments teams with a regional focus set up in Industry Verticals. We take a proactive, hands-on, and creative approach to investment sourcing. Our disciplined origination process includes proprietary tools and resources and employs a national platform with a regional focus. With offices in Boston, Chicago, Dallas, New York and Los Angeles, we have a deep and diverse relationship network. Given our five-office footprint, we are closer to smaller, regional sponsors and have cultivated deep relationships with these private equity firms. In many cases, regional sponsors prefer to partner with local lenders. Once an investment opportunity is sourced by one of our fives offices, the opportunity is transitioned to a lead underwriter while the individual who originated the opportunity remains closely involved in a relationship management capacity. We cover three primary industry verticals: Business & Financial Services (New York), Consumer & Healthcare (Boston, Dallas, Chicago and Los Angeles) and Information Services & Media (Los Angeles). Given our emphasis on three primary industry verticals, we have a strong preference for industry or sector-focused funds and/or sponsors who specialize in only several sectors as opposed to generalist private equity firms. Many middle market sponsors do not staff an internal capital markets resource (i.e., one who maintains a database and network of debt financing partners/arrangers); as such, a sponsor’s deal team leader without this resource is directly responsible for arranging debt financing as part of his/her deal process on a case-by-case basis. Middle market sponsors with this profile appreciate the value proposition of partnering with a trusted, local relationship and respected lender with deep domain expertise.

Selecting

Selecting investments to pursue requires us to have an employable investment philosophy, know our key metrics, have a process to consistently measure those metrics, and implement a repeatable underwriting process that enables our investment committee to make well-reasoned decisions.

Investment Philosophy

Our investment philosophy focuses on capital preservation, relative value, and establishing close relationships with portfolio companies. It is our expectation that this multifaceted focus should generate consistent, attractive, risk-adjusted returns coupled with low volatility.

Key Investment Metrics

Our value-oriented investment philosophy is primarily focused on maximizing yield relative to risk. Upon identifying a potential opportunity, we perform an initial screen to determine whether pursuing intensive due diligence is merited. As part of this process, we have identified several criteria we believe are important in evaluating and investing in prospective portfolio companies, which include, among other things: (i) value orientation/positive cash flow; (ii) seasoned management with significant equity ownership; (iii) strong competitive position; and (iv) exit strategy.

Due Diligence and Investment Process

We employ a rigorous and disciplined underwriting and due diligence process. Our process includes a comprehensive understanding of a portfolio company’s industry, market, operational, financial, organizational and legal position and prospects.

Underwriting Process

We employ an extensive due diligence approach tailored to each particular investment opportunity. To begin, we review the information memorandum that the company presenting the investment opportunity or its intermediary has prepared, and discuss the opportunity at a high level with the company’s management team, the sponsor or the intermediary, as applicable.

Investment Committee

The purpose of the investment committee is to evaluate and approve, as deemed appropriate, all investments by us. The committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of every investment. The committee also serves to provide investment consistency and adherence to THL Credit Advisors’ investment philosophies and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

Structuring

Our approach to structuring involves us choosing the most appropriate variety of securities for each particular investment; and negotiating the best and most favorable terms.

Investment Structure

In order to achieve our investment objective, we invest primarily in directly originated first lien senior secured loans, including unitranche investments. In certain instances, we also make second lien loans and subordinated or mezzanine debt investments, which may include an associated equity component such as warrants, preferred stock or similar securities and direct equity investments. Our current portfolio consists of investments that are approximately $10 million to $35 million of capital per transaction and have maturities of five to seven years. We aim to target long-term hold sizes of less than 2.5% of the current cost basis of the total portfolio. In determining whether a prospective investment satisfies our investment criteria, we generally seek a high total return potential on a risk-adjusted basis, although there can be no assurance we will find investments satisfying that criterion or that any such investments will perform in accordance with expectations.

Investment Terms

We tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the company to achieve its business plan and improve its profitability.

Supervising

Supervision of our investments involves employing active monitoring methods; and developing strong underlying management teams at each portfolio company.

Monitoring

We employ the use of board observation and information rights, regular dialogue with company management and sponsors, and detailed internally generated monitoring reports to actively monitor performance. Additionally, we have developed a monitoring template that promotes compliance with these standards and that is used as a tool to assess investment performance relative to plan.

Dividend Reinvestment Plan

We have adopted a dividend reinvestment plan for our stockholders. This is an “opt in” dividend reinvestment plan. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted in” to our dividend reinvestment plan will receive cash dividends, rather than having their dividends automatically reinvested in additional shares of our common stock. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received their distributions in cash. See “Dividend Reinvestment Plan.”

Taxation

We have elected to be treated as a regulated investment company, or “RIC”, under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To maintain our qualification as a RIC, we must, among other things, meet certain source of income and asset diversification requirements (as described below). In addition, in order maintain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”). See “Tax Matters.”

Use of Proceeds

We intend to use the net proceeds from selling our securities for investing in debt and equity securities, repayment of any outstanding indebtedness and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

Leverage

We borrow funds to make additional investments, and we have granted, and may in the future grant, a security interest in our assets to lenders in connection with any such borrowings, including any borrowings by any of our subsidiaries. We use this practice, which is known as “leverage,” to attempt to increase returns to our common stockholders. However, leverage involves significant risks. See “Risks.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150% if certain requirements are met) after such borrowing. As of March 31, 2018, we had $278.8 million of borrowings outstanding. The amount of leverage that we employ will depend on our assessment of market and other factors at the time of any proposed borrowing.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources.”

Distributions

As a RIC, we are required to distribute annually to our stockholders at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We are not subject to corporate level income taxation on income we timely distribute (or are deemed to distribute) to our stockholders. See “Tax Matters.” We intend to continue to make quarterly distributions to our common stockholders, however, we may not be able to maintain the current level of distribution payments. Our quarterly distributions, if any, will be determined by our board of directors. We pay regular quarterly distributions based upon an estimate of annual taxable income available for distribution to stockholders and the amount of taxable income carried over from the prior year for distribution in the current year.

We may issue preferred stock from time to time, although we have no immediate intention to do so. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock will be quarterly. To the extent we issue preferred stock, the payment of dividends to holders of our preferred stock will take priority over payment of distributions to our common stockholders. See “Description of Our Preferred Stock.”

Risks

Investing in our common stock may be speculative and involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest. Certain of these risks are referenced below:

Capital markets are currently functional, but may experience periods of disruption and instability, which could have a negative impact on our business and operations.

There are numerous risks relating to our business, including credit losses on our investments, the risk of loss associated with leverage, illiquidity and valuation uncertainties in our investments, possible lack of appropriate investments, the lack of experience of our investment adviser and our dependence on such investment adviser.

There are also numerous risks relating to our investments, including the risky nature of the securities in which we invest, the subordinated nature of select investments, our potential lack of control over our portfolio companies, our limited ability to invest in public or foreign companies and the potential incentives in our investment adviser to invest more speculatively than it would if it did not have an opportunity to earn incentive fees. The inability of our portfolio companies to pay interest and principal when due may contribute to a reduction in the net value per share of our common stock, affect our ability to make distributions and service our contractual obligations, and may negatively impact the market price of shares of our common stock.

We also have various risks relating to our status as a BDC, including limitations on raising additional capital, failure to qualify as a BDC and loss of tax treatment as a RIC.

There are also risks relating to this offering, including volatility in our stock price and the anti-takeover effect of certain provisions in our certificate of incorporation. You may lose all or part of your investment in our securities.

See “Risks” beginning on page 18 of this prospectus for a more detailed discussion of these and other material risks you should carefully consider before deciding to invest in our common stock.

Certain Anti-Takeover Provisions

Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Capital Stock.”

General Information

Our principal executive offices are located at 100 Federal Street, 31st floor, Boston, MA 02110, and we can be reached by telephone at (800) 450-4424. We maintain a website on the Internet at www.THLCreditBDC.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 202-551-8090. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses of the Company and its consolidated subsidiaries that an investor in our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate the information included in this table and example to reflect the applicable sales load and applicable fees and expenses.

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)	—	%(1)
Offering Expenses (as a percentage of offering price)	—	%(2)
Dividend Reinvestment Plan Fees	—	%(3)
Debt Securities and/or Preferred Stock Offering Expenses Borne by Holders of Common Stock	—	%(4)

Total Stockholder Transaction Expenses (as a percentage of offering price)	—	%(4)

Annual Expenses (as a Percentage of Net Assets Attributable to Common Shares)(5)
Base Management Fees	2.72	%(6)
Incentive Fees Payable Under the Investment Management Agreement (20% of ordinary income and capital gains)	2.07	%(7)
Interest Payments on Borrowed Funds (including Cost of Servicing Debt Securities and/or Preferred Stock)	4.84	%(8)
Other Expenses	1.96	%(9)
Acquired Fund Fees and Expenses	1.96	%(10)

Total Annual Expenses	13.55	%(11)

(1)

In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load and the Example will be updated accordingly.

(2)	The related prospectus supplement will disclose the applicable offering expenses and total stockholder transaction expenses.
(3)	The expenses of the dividend reinvestment plan are included in “Other Expenses.” See “Dividend Reinvestment Plan.”
(4)

The prospectus supplement corresponding to each offering will disclose the applicable offering expenses and total stockholder transaction expenses. Although we have no definitive plans to do so at this time, we could determine, if market conditions are favorable and our board of directors determined that it was in the best interests of the Company and our stockholders, to issue debt securities. Accordingly, the amortization of capitalized deferred financing costs related to these debt securities will be included in the “Interest Payment on Borrowed Funds (including Cost of Servicing Debt Securities and/or Preferred Stock)” line item.

(5)	The consolidated net assets attributable to common shares used to calculate the percentages in this table is our net assets of $341.1 million as of March 31, 2018.
(6)

Our base management fee under the investment management agreement is based on our gross assets without deduction for any liabilities and is payable quarterly in arrears. See “The Advisor—Investment Management Agreement.” The management fee referenced in the table above is based upon the actual amounts incurred during the three months ended March 31, 2018 annualized for a full year. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial condition, liquidity and capital resources” and footnote 7 below. We do not expect to have significant expense accruals at the end of each quarter and accordingly do not expect our other liabilities will have an impact on our base management fee rate in relation to net assets attributable to our common stock.
(7)

Assumes incentive fees that would have been earned by the Advisor, excluding the impact of realized and unrealized losses in the portfolio, remain consistent for the three months ended March 31, 2018, annualized for a full year, before giving effect to the waiver described below. We did not accrue any capital gain incentive fees during the three months ended March 31, 2018. As we cannot predict whether we will meet the thresholds for incentive fees under the Investment Management Agreement, the incentive fees paid in subsequent periods, if any, may be substantially different than the fees incurred, excluding the impact of realized and unrealized losses in the portfolio, during the three months ended March 31, 2018. Our Adviser has agreed to waive the receipt of all incentive fees accrued for the period commencing on January 1, 2018 and ending on December 31, 2018. Such waived incentive fees shall not be subject to recoupment. For more detailed information about incentive fees payable to the Advisor under the terms of the Investment Management Agreement, please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Investment Management Agreement,” and Note 4 to our consolidated financial statements as of March 31, 2018.

(8)

We may borrow funds from time to time to make investments to the extent that the economic situation is conducive to doing so. The costs associated with our borrowings are indirectly borne by our common stockholders. Interest payments on borrowed funds represents interest expense and non-use commitment fees related to our $275.0 million revolving credit facility with ING Capital LLC, or the Revolving Facility, and amortization of deferred financing costs. Interest expense is calculated based upon $168.8 million outstanding on the Revolving Facility as of March 31, 2018 at a weighted average interest rate of 4.34% and amounts outstanding on our notes payable at an interest rate of 6.75% as of March 31, 2018. Non-use commitment fees related to the Revolving Facility is based upon unused commitments as of March 31, 2018. Amortization of deferred financing costs is based upon actual amounts incurred during the three months ended March 31, 2018, annualized for a full year.

(9)

Other expenses include overhead expenses for the current fiscal year based on amounts incurred during the three months ended March 31, 2018 annualized for a full year, including payments under the administration agreement based on our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement. Other expenses also include income tax provision, excise and other taxes incurred during the three months ended March 31, 2018, annualized for a full year. The Administrator performs services under the Administration Agreement at cost. See “The Advisor—Administration Agreement.”

(10)

Our stockholders indirectly bear the expenses of underlying funds or other investment vehicles in which we invest that (1) are investment companies or (2) would be investment companies under section 3(a) of the Investment Company Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the Investment Company Act (“Acquired Funds”). This amount includes the estimated annual fees and expenses of Gryphon Partners 3.5, L.P., Freeport Financial SBIC Fund LP and THL Credit Logan JV LLC, which are our only Acquired Funds as of March 31, 2018. Such fees and expenses are netted against distributions received by the Company. The Total Annual Expenses presented in this table do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the notes to financial statements contained elsewhere in this Prospectus, which reflects our operating expenses and does not include Acquired Fund Fees and Expenses.

(11)	Total annual expenses as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses would be for a company that is not leveraged.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above and have excluded performance-based incentive fees. See Note 8 above for additional information regarding certain assumptions regarding our level of leverage. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (none of which is subject to a capital gains incentive fee)	$121	$337	$523	$887

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment management agreement, which, assuming a 5% annual return, would either not be payable or would have a de minimis effect, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. For example, if we assumed that we received our 5.0% annual return completely in the form of net realized capital gains on our investments, which results in a capital gains incentive fee earned, the projected dollar amount of total cumulative expenses set forth in the above illustration and the capital gains incentive fee would be as follows:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (all of which is subject to a capital gains incentive fee)	$131	$361	$556	$921

In addition, the example assumes no sales load. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED CONSOLIDATED FINANCIAL DATA

The selected consolidated financial data should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities,” and the consolidated financial statements and related notes included elsewhere herein. Financial information is presented for the years ended December 31, 2017, 2016, 2015, 2014, and 2013 in thousands, except per share data. The Consolidated Statement of Operations, Per share and the Consolidated Statement of Assets and Liabilities data for the years ending 2017, 2016, 2015, 2014, and 2013 have been derived from our financial statements that were audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. The historical data are not necessarily indicative of results to be expected for any future period. The selected financial and other data for the three months ended March 31, 2018 and 2017 and other quarterly financial information is derived from our unaudited financial statements, and in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the three months ended March 31, 2018 and 2017 are not necessarily indicative of the results that may be expected for the year ending December 31, 2018.

	For the three months ended March 31,		For the years ended December 31,
	2018	2017	2017	2016	2015	2014	2013
Statement of Operations data:
Total investment income	$16,688	$19,804	$78,773	$84,585	$94,195	$91,928	$74,650
Incentive fees	—	1,314	3,185	4,461	11,894	11,184	10,682
Base management fees	2,319	2,555	10,389	10,998	11,825	11,142	7,521
All other expenses	5,418	6,061	26,128	24,271	23,147	20,372	14,547
Incentive fee waiver(1)	—	—	(811)	—	—	—	—
Income tax (benefit) provision and excise tax	124	188	168	155	(243)	1,040	511
Net investment income	8,827	9,686	39,714	44,700	47,572	48,190	41,389
Net realized (loss) gain on investments, including foreign currency	(13,117)	(939)	(17,307)	(38,849)	190	(12,855)	2,604
Net change in unrealized appreciation (depreciation) on investments, including foreign currency	10,910	(3,710)	(31,606)	11,141	(17,875)	2,243	309
Net change in unrealized appreciation (depreciation) attributable to non-controlling interests	(247)	60	(13)	140	—	—	—
Provision for taxes on realized gain on investments	—	—	(842)	—	(8)	(249)	—
(Provision) benefit for taxes on unrealized gain on investments	(32)	153	2,146	137	(1,226)	(151)	(1,960)
Interest rate derivative periodic interest payments, net	—	(33)	(46)	(276)	(443)	(458)	(433)
Net change in unrealized appreciation (depreciation) on interest rate derivative	—	36	50	156	7	71	769
Net increase in net assets resulting from operations	6,341	5,253	(7,904)	17,149	28,217	36,791	42,678
Per share data:
Net asset value per common share attributable to THL Credit, Inc. at end of period	$10.44	$11.71	$10.51	$11.82	$12.58	$13.08	$13.36
Market price at end of period	7.77	9.96	9.05	10.01	10.70	11.76	16.49
Net investment income	0.27	0.29	1.21	1.35	1.41	1.42	1.37
Net realized (loss) gain on investments	(0.40)	(0.03)	(0.53)	(1.17)	0.01	(0.38)	0.09
Provision for taxes on realized gain on investments	—	—	(0.03)	—	—	(0.01)	—
Net change in unrealized appreciation (depreciation) on investments	0.33	(0.10)	(0.96)	0.33	(0.53)	0.06	0.01
Net change in unrealized appreciation (depreciation) on interest rate derivative	—	—	0	—	—	—	0.01
Benefit (provision) for taxes on unrealized gain on investments	—	—	0.07	0.01	(0.04)	—	(0.07)
Interest rate derivative periodic interest payments, net	—	—	0	(0.01)	(0.01)	(0.01)	(0.01)
Net increase in net assets resulting from operations	0.20	0.16	(0.24)	0.51	0.84	1.08	1.41
Distributions declared	0.27	0.27	1.08	1.29	1.36	1.36	15.43

(1)	Waived incentive fees are not subject to recoupment.

	As of March 31,		As of December 31,
	2018	2017	2017	2016	2015	2014	2013
Consolidated Statement of Assets and Liabilities data at period end:
Total investments at fair value	$599,884	$693,122	$608,691	$669,203	$754,163	$784,220	$648,867
Cash	3,250	2,494	3,617	6,376	3,850	2,656	7,829
Other assets	21,224	16,196	15,376	15,825	13,278	21,713	14,365
Total assets	624,358	711,912	627,684	691,404	771,291	808,589	671,061
Loans payable, net	168,757	206,505	167,317	181,655	256,749	293,028	202,470
Notes payable, net	107,179	106,511	107,015	106,347	81,809	47,927	—
Other liabilities	6,874	12,724	9,323	13,582	13,834	24,013	15,649
Total liabilities	282,810	325,740	283,655	301,584	352,392	364,968	218,119
Total net assets attributable to THL Credit, Inc.	341,092	385,396	343,327	389,105	418,899	443,621	452,942
Net assets attributable to non-controlling interest	456	776	702	715	—	—	—
Total net assets	341,548	386,172	344,029	389,820	418,899	443,621	452,942
Total return based on market value(3)	(11.16)%	2.20%	1.14%	5.76%	2.41%	(20.96)%	22.10%
Total return based on average net asset value(4)	1.90%	1.35%	(1.95)%	4.21%	6.57%	8.08%	12.05%
Other data:
Weighted average annual yield on debt and income-producing investments(1)(5)	10.5%	11.2%	10.1%	10.9%	11.2%	11.7%	11.7%
Weighted average annual yield on debt and income-producing investments including Logan JV(2)(5)	11.0%	11.4%	10.7%	11.2%	11.3%	11.7%	11.7%
Number of portfolio investments at year end	45	47	47	47	55	60	54

(1)	Excludes yield on the Logan JV.
(2)	Not relevant to the years ending December 31, 2014 or 2013 as Logan JV commenced operations on December 3, 2014.
(3)	Assumes dividends are reinvested.
(4)

Total return based on average net asset value was calculated using the sum of ending net asset value plus dividends to shareholders during the period, divided by the beginning net asset value, minus 1. The total return does not reflect any sales load that may be paid by shareholders.

(5)

The weighted average yield of our debt and income-producing investments is not the same as a return on investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of our fees and expenses. The weighted average yield was computed using the effective interest rates as the respective period, including accretion of original issue discount and loan origination fees. This weighted average yield reflects the impact of loans on non-accrual status, but excludes the effect of non-income-producing equity investments.

Selected Quarterly Financial Data (Unaudited):

The tables below present selected financial data for the quarters within the last two fiscal years. The quarterly financial data presented has been derived from unaudited financial data which, in the opinion of management, presents fairly, in all material respects, the financial positions and results of operations of the Company.

Quarter Ended	Investment Income		Net Investment Income		Net Change in Unrealized Appreciation (Depreciation) on Investments		Net Realized Gain (Loss) on Investments, net of taxes		Net Realized/ Unrealized Gain (Loss) on Interest Rate Derivative		Provision for taxes (benefit) on unrealized gain on investments		Net Increase In Net Assets From Operations
	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share
March 31, 2018	$16,688	$0.51	$8,827	$0.27	$10,910	$0.33	$(13,117)	$(0.40)	$—	$—	$(32)	$—	$6,341	$0.19

Quarter Ended	Investment Income		Net Investment Income		Net Change in Unrealized Appreciation (Depreciation) on Investments		Net Realized Gain (Loss) on Investments, net of taxes		Net Realized/ Unrealized Gain (Loss) on Interest Rate Derivative		Provision for taxes (benefit) on unrealized gain on investments		Net Increase In Net Assets From Operations
	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share
December 31, 2017	$18,583	$0.57	$8,720	$0.27	$(32,139)	$(0.98)	$4,991	$0.15	$—	$—	$(116)	$—	$(18,544)	$(0.56)
September 30, 2017	20,111	0.62	11,154	0.34	3,919	0.12	(11,325)	(0.35)	—	—	365	0.02	4,113	0.13
June 30, 2017	20,275	0.62	10,154	0.31	251	0.01	(10,876)	(0.33)	—	—	1,744	0.05	1,273	0.04
March 31, 2017	19,804	0.61	9,686	0.29	(3,650)	(0.11)	(939)	(0.03)	4	—	153	—	5,254	0.15

Quarter Ended	Investment Income		Net Investment Income		Net Change in Unrealized Appreciation (Depreciation) on Investments		Net Realized Gain (Loss) on Investments, net of taxes		Net Realized/ Unrealized Gain (Loss) on Interest Rate Derivative		Provision for taxes (benefit) on unrealized gain on investments		Net Increase In Net Assets From Operations
	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share
December 31, 2016	$19,970	$0.61	$9,139	$0.28	$(939)	$(0.04)	$(1,018)	$(0.02)	$10	$0.00	$724	$0.02	$7,916	$0.24
September 30, 2016	21,565	0.65	10,495	0.32	24,674	0.75	(24,980)	(0.76)	78	—	(381)	(0.01)	9,886	0.30
June 30, 2016	20,478	0.62	11,663	0.35	(15,852)	(0.48)	3,681	0.11	(53)	—	(99)	—	(660)	(0.02)
March 31, 2016	22,572	0.69	13,402	0.40	3,398	0.10	(16,532)	(0.50)	(155)	—	(107)	—	6	0.00

RISKS

Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, and any prospectus supplement accompanying this prospectus, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face, but they are the principal risks associated with an investment in us. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment. The risk factors described below, together with those set forth in any prospectus supplement accompanying this prospectus, are the principal risk factors associated with an investment in our securities, as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours.

RISKS RELATED TO OUR BUSINESS

We may suffer credit losses.

Investment in middle market companies is highly speculative and involves a high degree of risk of credit loss, and therefore our securities may not be suitable for someone with a low tolerance for risk. These risks are likely to increase during an economic recession.

The lack of liquidity in our investments may adversely affect our business.

Our investments generally are made in private companies. Substantially all of these securities are subject to legal and other restrictions on resale or will be otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded our investments. Further, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliated manager have material non-public information regarding such portfolio company.

There will be uncertainty as to the value of our portfolio investments.

A large percentage of our portfolio investments are in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We value these securities on a quarterly basis in accordance with our valuation policy, which is at all times consistent with U.S. generally accepted accounting policies (“GAAP”). Our board of directors utilizes the services of third-party valuation firms to aid it in determining the fair value of these securities. The board of directors discusses valuations and determines the fair value in good faith based on the input of our investment adviser and the respective third-party valuation firms. See “Critical Accounting Policies—Valuation of Portfolio Investments.” The factors that may be considered in fair value pricing our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparisons to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

Our financial condition and results of operations depend on our ability to manage future growth effectively.

Our ability to achieve our investment objective depends on our ability to acquire suitable investments and monitor and administer those investments, which depends, in turn, on THL Credit Advisors ability to identify, invest in and monitor companies that meet our investment criteria.

Accomplishing this result on a cost-effective basis is largely a function of the structuring of our investment process and the ability of our investment adviser to provide competent, attentive and efficient services to us. Our executive officers and the members of our investment adviser’s investment committee have substantial responsibilities in connection with their roles at THL Credit and with the other THL Credit funds, as well as responsibilities under the investment advisory and management agreement. They may also be called upon to provide significant managerial assistance to certain of our portfolio companies. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order to grow, THL Credit Advisors will need to hire, train, supervise, manage and retain new employees. However, we cannot assure you that we will be able to do so effectively. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

In addition, as we grow, we may open up new offices in new geographic regions that may increase our direct operating expenses without corresponding revenue growth.

We may experience fluctuations in our periodic operating results.

We could experience fluctuations in our periodic operating results due to a number of factors, including the interest rates payable on the debt securities we acquire, the default rates on such securities, the level of our expenses (including the interest rates payable on our borrowings), the dividend rates payable on preferred stock we issue, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We are exposed to risks associated with changes in interest rates, including fluctuations in interest rates which could adversely affect our profitability.

General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities, and, accordingly, may have a material adverse effect on our investment objective and rate of return on investment capital. A portion of our income will depend upon the difference between the rate at which we borrow funds and the interest rate on the debt securities in which we invest. Because we will borrow money to make investments and may issue debt securities, preferred stock or other securities, our net investment income is dependent upon the difference between the rate at which we borrow funds or pay interest or dividends on such debt securities, preferred stock or other securities and the rate at which we invest these funds. Typically, we anticipate that our interest earning investments will accrue and pay interest at both variable and fixed rates, and that our interest-bearing liabilities will accrue interest at variable and fixed rates. The benchmarks used to determine the floating rates earned on our interest earning investments are London Interbank Offered Rate, or LIBOR, and Canadian Dollar Offer Rate, or CDOR, with maturities that range between one and twelve months and alternate base rate, or ABR, (commonly based on the Prime Rate or the Federal Funds Rate), with no fixed maturity date. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. We use a combination of equity and long-term and short-term borrowings to finance our investment activities.

A significant increase in market interest rates could harm our ability to attract new portfolio companies and originate new loans and investments. We expect that a majority of our investments in debt will continue to be at floating rates with a floor. However, in the event that we make investments in debt at variable rates, a significant increase in market interest rates could also result in an increase in our non-performing assets and a decrease in the value of our portfolio because our floating-rate loan portfolio companies may be unable to meet higher payment obligations. In periods of rising interest rates, our cost of funds would increase, resulting in a decrease in our net investment income. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for our capital that the decrease in interest rates may produce. We may, but will not be required to, hedge against the risk of adverse movement in interest rates in our short-term and long-term borrowings relative to our portfolio of assets. If we engage in hedging activities, it may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition, and results of operations.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to our pre-incentive fee net investment income.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

If we fail to continue to qualify as a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility and could significantly increase our costs of doing business. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us.

Because we have substantial indebtedness, there could be increased risk in investing in our company.

Lenders have fixed dollar claims on our assets that are superior to the claims of stockholders, and we have granted, and may in the future grant, lenders a security interest in our assets in connection with borrowings. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. In addition, borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not leveraged.

Conversely, if the value of our assets decreases, leveraging would cause the net asset value attributable to our common stock to decline more than it otherwise would have had we not leveraged. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on common stock. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. We and, indirectly, our stockholders will bear the cost associated with our leverage activity.

As of March 31, 2018, there was $275.0 million of commitments under the Revolving Facility, of which $168.8 million was funded.

The Revolving Facility has a maturity date of December 2022 (with a one year term out period beginning in December 2021). The one year term out period is the one year period between the revolver termination date, or the end of the availability period, and the maturity date. During this time, we are required to make mandatory prepayments on our loans from the proceeds we receive from the sale of assets, extraordinary receipts, returns of capital or the issuances of equity or debt. The Revolving Facility, includes an accordion feature permitting us to expand the commitments, if certain conditions are satisfied; provided, however, that the aggregate amount, is capped at $500.00 million. ING serves as administrative agent, lead arranger and bookrunner under the Revolving Facility.

On November 18, 2014, we closed a public offering of $50.0 million in aggregate principal amount of 6.75% notes, or the 2021 Notes, which included the subsequent exercise of an overallotment. The 2021 Notes mature on November 15, 2021, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after November 15, 2017. The 2021 Notes bear interest at a rate of 6.75% per year.

On December 14, 2015 and November 21, 2016, we closed public offerings of $35.0 million and $25.0 million, respectively, in aggregate principal amount of 6.75% notes, or the 2022 Notes, which included the subsequent exercise of an overallotment. The 2022 Notes mature on December 30, 2022, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after December 30, 2018. The 2022 Notes bear interest at a rate of 6.75% per year.

Collectively, the 2021 Notes and the 2022 Notes are referred to as the “Notes”.

As a BDC, generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. However, recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur under the 1940 Act from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. See “Regulation.” As of March 31, 2018, there was $168.8 million of borrowings outstanding under the Revolving Facility and $110.0 million outstanding on the Notes at a weighted average interest rate of 5.29% per annum. As of March 31, 2018, our asset coverage ratio was over 200%.

The following table is designed to illustrate the effect on the return to a holder of our common stock on the leverage created by our use of borrowings as of March 31, 2018 of $278.8 million at an average interest rate at the time of 5.29%, and assuming hypothetical annual returns on our portfolio of minus 10 to plus 10 percent. The table also assumes that we maintain a constant level of leverage and a constant weighted average interest rate. The amount of leverage we use will vary from time to time. As can be seen, leverage generally increases the return to stockholders when the portfolio return is positive and decreases return to stockholders when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table below.

Assumed return on portfolio (net of expenses)(1)	(10.00%)	(5.00%)	0.00%	5.00%	10.00%
Corresponding return to common stockholders(2)	(22.73%)	(13.52%)	(4.32%)	4.88%	14.08%

(1)	The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance.
(2)

In order to compute the “corresponding return to common stockholders”, the “assumed return on portfolio” is multiplied by the total value of our assets at the beginning of the period ($627.7 million as of December 31, 2017) to obtain an assumed return to us. From this amount, all interest expense expected to be accrued during the period ($14.7 million) is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of the end of the period to determine the “corresponding return to common stockholders.”

This example is for illustrative purposes only, and actual interest rates on our Facility borrowing are likely to fluctuate. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital resources—Credit Facility” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital resources—Notes” for additional information about the Facilities and Notes.

We may default under the Revolving Facility or any future borrowing facility we enter into or be unable to amend, repay or refinance any such facility on commercially reasonable terms, or at all, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

As of March 31, 2018, all of our assets were pledged as collateral under the Revolving Facility. In the event we default under the Revolving Facility or any other future borrowing facility, our business could be adversely affected as we may be forced to sell all or a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under the Revolving Facility or such future borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under the Revolving Facility or such future borrowing facility could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

Moreover, such deleveraging of our company could significantly impair our ability to effectively operate our business in the manner in which we have historically operated. As a result, we could be forced to curtail or cease new investment activities and lower or eliminate the dividends that we have historically paid to our stockholders.

We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.

Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

Our use of borrowed funds to make investments exposes us to risks typically associated with leverage.

We borrow money and may issue additional debt securities or preferred stock to leverage our capital structure. As a result:

•

our common shares would be exposed to incremental risk of loss; therefore, a decrease in the value of our investments would have a greater negative impact on the value of our common shares than if we did not use leverage;

•	any depreciation in the value of our assets may magnify losses associated with an investment and could totally eliminate the value of an asset to us;

•

if we do not appropriately match the assets and liabilities of our business and interest or dividend rates on such assets and liabilities, adverse changes in interest rates could reduce or eliminate the incremental income we make with the proceeds of any leverage;

•

our ability to make distributions on our common stock may be restricted if our asset coverage ratio, as provided in the 1940 Act, is not at least 200% (or 150% if certain requirements are met), and any amounts used to service indebtedness or preferred stock would not be available for such distributions;

•	any credit facility would be subject to periodic renewal by our lenders, whose continued participation cannot be guaranteed;

•

such securities would be governed by an indenture or other instrument containing covenants restricting our operating flexibility or affecting our investment or operating policies, and may require us to pledge assets or provide other security for such indebtedness;

•	we, and indirectly our common stockholders, bear the entire cost of issuing and paying interest or any distributions on such securities;

•

if we issue preferred stock, the special voting rights and preferences of preferred stockholders may result in such stockholders’ having interests that are not aligned with the interests of our common stockholders, and the rights of our preferred stockholders to dividends and liquidation preferences will be senior to the rights of our common stockholders;

•	any convertible or exchangeable securities that we issue may have rights, preferences and privileges more favorable than those of our common shares; and

•

any custodial relationships associated with our use of leverage would conform to the requirements of the 1940 Act, and no creditor would have veto power over our investment policies, strategies, objectives or decisions except in an event of default or if our asset coverage was less than 200% (or 150% if certain requirements are met).

Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities only in amounts such that our asset coverage ratio equals at least 200% (or 150% if certain requirements are met) after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test and we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our senior securities at a time when such sales may be disadvantageous.

Recent legislation may allow us to incur additional leverage.

The 1940 Act generally prohibits us from incurring indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). In addition, our Revolving Facility contains a covenant that generally prohibits us from incurring indebtedness that would cause our asset coverage ratio to be less than 200%. However, recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur under the 1940 Act from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the legislation, we are allowed to increase our leverage capacity if shareholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If we receive shareholder approval, we would be allowed to increase our leverage capacity on the first day after such approval. Alternatively, the legislation allows the majority of our independent directors to approve an increase in our leverage capacity, and such approval would become effective after one year. In either case, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage.

As a result of this legislation, we may be able to increase our leverage up to an amount that reduces our asset coverage ratio from 200% to 150% if we receive the necessary approval and amend the Revolving Facility and Notes. See Financial Condition, Liquidity and Capital Resources—Credit Facility; Notes. Leverage magnifies the potential for loss on investments in our indebtedness and on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged our business. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities. Leverage is generally considered a speculative investment technique. See “Risk Factors – Risks Related to Our Business and Structure - Because we borrow money, the potential for loss on amounts invested in us is magnified and may increase the risk of investing in us.”

To the extent original issue discount and PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our investments may include original issue discount, or OID, instruments and contractual PIK, interest, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash. Such risks include:

•

The higher interest rates of OID and PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and OID and PIK instruments generally represent a significantly higher credit risk than coupon loans.

•	Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation.

•

OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. OID and PIK income may also create uncertainty about the source of our cash distributions.

•

For accounting purposes, any cash distributions to shareholders representing OID and PIK income are not treated as coming from paid-in capital, even though the cash to pay them comes from the offering proceeds. As a result, despite the fact that a distribution representing OID and PIK income could be paid out of amounts invested by our stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.

•

PIK interest has the effect of generating investment income at a compounding rate, thereby further increasing the incentive fees payable to the Advisor. Similarly, all things being equal, the deferral associated with PIK interest also decreases the loan-to-value ratio at a compounding rate.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with making a loan, or possibly in other circumstances, or PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of PIK arrangements are included in income before we receive any corresponding cash payments. In addition, the PIK interest of many subordinated loans effectively operates as negative amortization of loan principal, thereby increasing credit risk exposure over the life of the loan because more will be owed at the end of the term of the loan than was owed when the loan was initially originated. We also may be required to include in income certain other amounts that we do not receive in cash.

Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. To maintain our tax treatment as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements.

We may pay an incentive fee on income we do not receive in cash.

That part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest and other fee income that has been accrued but not yet received in cash. If a portfolio company defaults on a loan, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Consequently, while we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a formal clawback right against our investment adviser per se, the amount of accrued income written off in any period will reduce the income in the period in which such write-off was taken and thereby reduce such period’s incentive fee payment, but only to the extent that such an incentive fee is payable for that period because the write-off will not be carried forward to reduce any incentive fee payable in subsequent quarters.

The portion of incentive fee that are attributable to deferred interest (sometimes referred to as payment in-kind interest, or PIK) will be paid to our Advisor, together with interest thereon from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.

The highly competitive market in which we operate may limit our investment opportunities.

A number of entities compete with us to make the types of investments that we make. We compete with other BDCs, public and private funds, commercial and investment banks, CLO funds, commercial finance companies, and, to the extent they provide an alternative form of financing, private equity and hedge funds. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles such as hedge funds, entities have begun to invest in areas in which they had not traditionally invested. As a result of these new entrants, competition for investment opportunities intensified in recent years and may intensify further in the future. Some of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC and that the Code imposes on us as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this existing and potentially increasing competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

With respect to the investments we make, we do not seek to compete based primarily on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that are lower than the rates we offer. With respect to all investments, we may lose some investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss. We may also compete for investment opportunities with investment funds, accounts and investment vehicles managed by THL Credit Advisors. Although THL Credit Advisors will allocate opportunities in accordance with its policies and procedures, allocations to such investment funds, accounts and investment vehicles will reduce the amount and frequency of opportunities available to us and may not be in the best interests of us and our stockholders.

We are dependent upon senior management personnel of our investment adviser for our future success, and if our investment adviser is unable to retain qualified personnel or if our investment adviser loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed.

We depend on the members of senior management of THL Credit Advisors, particularly the members of the investment committee of THL Credit Advisors’ direct lending platform, or the Investment Committee Members. The Investment Committee Members and other investment professionals make up our investment team and are responsible for the identification, final selection, structuring, closing and monitoring of our investments. These Investment Committee Members have critical industry experience and relationships that we will rely on to implement our business plan. Our future success depends on the continued service of the Advisor’s senior management team. The departure of any of the members of Advisor’s senior management or a significant number of the Investment Committee Members could have a material adverse effect on our ability to achieve our investment objective. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. In addition, we can offer no assurance that THL Credit Advisors will remain our investment adviser or our administrator.

Our investment adviser has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our business, financial condition and results of operations.

THL Credit Advisors has the right, under our investment management agreement, to resign at any time upon not more than 60 days’ written notice, whether we have found a new replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition and results of operations.

Because we expect to distribute substantially all of our net investment income and net realized capital gains to our stockholders, we will need additional capital to finance our growth and such capital may not be available on favorable terms or at all.

We have elected to be taxed, for federal income tax purposes, as a RIC under Subchapter M of the Code. If we meet certain requirements, including source of income, asset diversification and distribution requirements, and if we continue to qualify as a BDC, we will continue to qualify for tax treatment as a RIC under the Code and will not have to pay corporate-level income taxes on income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level income tax liability. As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200% (or 150% if certain requirements are met) at the time we issue any debt or preferred stock. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt or issuing preferred stock and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a BDC, we are generally not permitted to issue common stock priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results or value of our stock. Nevertheless, the effects could adversely affect our business and impact our ability to make distributions and cause you to lose all or part of your investment.

Our investment adviser and its affiliates, senior management and employees have certain conflicts of interest.

Our investment adviser, its senior management and employees serve or may serve as investment advisers, officers, directors or principals of entities that operate in the same or a related line of business. For example, THL Credit Advisors serves as investment adviser to one or more private funds and registered closed-end funds. In addition, our officers may serve in similar capacities for one or more registered closed-end funds. Accordingly, these individuals may have obligations to investors in those entities or funds, the fulfillment of which might not be in our best interests or the best interests of our stockholders. In addition, certain of the personnel employed by our investment adviser or focused on our business may change in ways that are detrimental to our business. Any affiliated investment vehicle formed in the future and managed by THL Credit Advisors or its affiliates may invest in asset classes similar to those targeted by us. As a result, THL Credit Advisors may face conflicts in allocating investment opportunities between us and such other entities. Although THL Credit Advisors will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in such investments. In certain circumstances, negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. The SEC has granted us the Order we sought in an exemptive application that expands our ability to co-invest in portfolio companies with the Affiliated Funds in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with the conditions to the “Order”. Pursuant to the Order, we are permitted to co-invest with Affiliated Funds if among other things a “required majority” (as defined in Section 57(o) of the 1940 Act) or our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.

Our base management fee may induce our investment adviser to incur leverage.

Our base management fee is calculated on the basis of our total assets, including assets acquired with the proceeds of leverage. This may encourage the Advisor to use leverage to increase the aggregate amount of and the return on our investments, even when it may not be appropriate to do so, and to refrain from delivering when it would otherwise be appropriate to do so. Under certain circumstances, the use of increased leverage may increase the likelihood of default, which would impair the value of our common stock. Given the subjective nature of the investment decisions made by our investment adviser on our behalf, we will not be able to monitor this conflict of interest.

Our incentive fee may induce our investment adviser to make certain investments, including speculative investments.

The incentive fee payable by us to THL Credit Advisors may create an incentive for THL Credit Advisors to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to THL Credit Advisors is determined, which is calculated separately in two components as a percentage of the interest and other ordinary income in excess of a quarterly minimum hurdle rate and as a percentage of the realized gain on invested capital, may encourage our THL Credit Advisors to use leverage or take additional risk to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, or of securities convertible into our common stock or warrants representing rights to purchase our common stock or securities convertible into our common stock. In addition, THL Credit Advisors receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on ordinary income, there is no minimum level of gain applicable to the portion of the incentive fee based on net capital gains. As a result, THL Credit Advisors may have an incentive to invest more in investments that are likely to result in capital gains as compared to income producing securities or to advance or delay realizing a gain in order to enhance its incentive fee. This practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to certain of our debt investments and may accordingly result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to our pre-incentive fee net investment income.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, we will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to THL Credit Advisors with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of THL Credit Advisors as well as indirectly bear the management and performance fees and other expenses of any investment companies in which we invest.

We may be obligated to pay our investment adviser incentive compensation payments even if we have incurred unrecovered cumulative losses from more than three years prior to such payments and may pay more than 20% of our net capital gains as incentive compensation payments because we cannot recover payments made in previous years.

Our investment adviser will be entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for the most recent trailing twelve quarter period (before deducting incentive compensation) above a threshold return for such period and subject to an incentive fee cap. The general effect of the incentive fee cap is to prevent payment of the foregoing incentive compensation except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. Consequently, we may pay an incentive fee if we incurred losses more than three years prior to the current calendar quarter even if such losses have not yet been recovered in full. Thus, we may be required to pay our investment adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. If we pay an incentive fee of 20.0% of our realized capital gains (net of all realized capital losses and unrealized capital depreciation on a cumulative basis) and thereafter experience additional realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid. See “The Advisor—Investment Management Agreement.”

Our Adviser has agreed to waive the receipt of all incentive fees accrued for the period commencing on January 1, 2018 and ending on December 31, 2018. Such waived incentive fees shall not be subject to recoupment. For more detailed information about incentive fees payable to the Advisor under the terms of the Investment Management Agreement, please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Investment Management Agreement,” and Note 4 to our consolidated financial statements as of March 31, 2018.

We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to make distributions.

Our business is dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to make distributions to our stockholders.

The failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.

The occurrence of a disaster such as a cyber attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.

We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyber attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

RISKS RELATED TO OUR INVESTMENTS

We invest primarily in debt and equity securities of lower middle market companies and we may not realize gains from our equity investments.

Our investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of lower middle market companies. We are a direct lender to lower middle market companies that invests primarily in directly originated first lien senior secured and second lien loans, including unitranche investments. In certain instances, we make subordinated debt investments, which may include an associated equity component such as warrants, preferred stock or similar securities, and direct equity co-investments. We may also provide advisory services to managed funds. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Our investments in prospective private and lower middle market portfolio companies are risky, and we could lose all or part of our investment.

Investment in private and lower middle market companies involves a number of significant risks. Generally, little public information exists about these companies, and we are required to rely on the ability of THL Credit Advisors’ investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Lower middle market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. In addition, they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, lower middle market companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us. Lower middle market companies also generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

Our investments in lower credit quality obligations are risky and highly speculative, and we could lose all or part of our investment.

Most of our debt investments are likely to be in lower grade obligations. The lower grade investments in which we invest may be rated below investment grade by one or more nationally-recognized statistical rating agencies at the time of investment or may be unrated but determined by the Advisor to be of comparable quality. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The debt in which we invest typically is not rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB-” by Fitch Ratings or lower than “BBB-” by Standard & Poor’s). We may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

Investment in lower grade investments involves a substantial risk of loss. Lower grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for lower grade debt tend to be very volatile and are less liquid than investment grade securities. For these reasons, your investment in our company is subject to the following specific risks: increased price sensitivity to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and if a negative perception of the lower grade debt market develops, the price and liquidity of lower grade securities may be depressed. This negative perception could last for a significant period of time.

We may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We do not generally intend to take controlling equity positions in our portfolio companies. To the extent that we do not hold a controlling equity interest in a portfolio company, we are subject to the risk that such portfolio company may make business decisions with which we disagree, and the stockholders and management of such portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Our portfolio companies may be highly leveraged.

Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We have invested a portion of our capital in second lien and subordinated loans and the “last-out” tranche of unitranche loans issued by our portfolio companies and intend to continue to do so in the future. The portfolio companies usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. Such subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or in general economic conditions. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under the debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Certain loans that we make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. In addition, we have made in the past, and may make in the future, unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on a portfolio company’s collateral, if any, will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing certain loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements or agreements among lenders. Under these agreements, we may forfeit certain rights with respect to the collateral to holders with prior claims. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of those enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and certain rights to receive interest and certain amortization payments that would be allocated to other lenders under the credit facility. We may not have the ability to control or direct such actions, even if as a result our rights as lenders are adversely affected.

The interest rates of our floating-rate loans to our portfolio companies that extend beyond 2021 might be subject to change based on recent regulatory changes

LIBOR, the London Interbank Offered Rate, is the basic rate of interest used in lending transactions between banks on the London interbank market and is widely used as a reference for setting the interest rate on loans globally. We typically use LIBOR as a reference rate in floating-rate loans we extend to portfolio companies such that the interest due to us pursuant to a term loan extended to a portfolio company is calculated using LIBOR. The terms of our debt investments generally include minimum interest rate floors which are calculated based on LIBOR.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is unclear if at that time whether LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short term repurchase agreements, backed by Treasury securities. The future of LIBOR at this time is uncertain. If LIBOR ceases to exist, we may need to renegotiate the credit agreements extending beyond 2021 with our portfolio companies that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with the new standard that is established.

Economic downturns or recessions could impair the value of the collateral for our loans to our portfolio companies and consequently increase the possibility of an adverse effect on our financial condition and results of operations.

Many of our portfolio companies are susceptible to economic recessions and may be unable to repay our loans during such periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments.

Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of the portfolio company’s loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though we may have structured our investment as mezzanine debt, or senior secured debt, depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance,” if any, to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. These events could harm our financial condition and operating results.

We may suffer a loss if a portfolio company defaults on a loan and the underlying collateral is not sufficient.

In the event of a default by a portfolio company on a secured loan, we will only have recourse to the assets collateralizing the loan. If the underlying collateral value is less than the loan amount, we will suffer a loss. In addition, we sometimes make loans that are unsecured, where other lenders may be directly secured by the assets of the same portfolio company. In the event of a default or an enforcement action against the assets of the portfolio company that constitute collateral for such other lenders, those collateralized lenders would have priority over us with respect to the proceeds of a sale of such underlying assets. In cases described above, we may lack control over the underlying asset collateralizing our loan or the underlying assets of the portfolio company prior to a default, and as a result the value of the collateral may be reduced by acts or omissions by owners or managers of the assets.

In the event of bankruptcy of a portfolio company, we may not have full recourse to its assets in order to satisfy our loan, or our loan may be subject to equitable subordination. In addition, certain of our loans are subordinate to other debt of the portfolio company. If a portfolio company defaults on our loan or on debt senior to our loan, or in the event of a portfolio company bankruptcy, our loan will be satisfied only after the senior debt receives payment in full. Where debt senior to our loan exists, the presence of intercreditor arrangements may limit our ability to amend our loan documents, assign our loans to affiliates of the portfolio company, accept prepayments, exercise our remedies (through “standstill” periods) and control decisions made in bankruptcy proceedings relating to the portfolio company. Bankruptcy and portfolio company litigation can significantly increase collection losses and the time needed for us to acquire the underlying collateral in the event of a default, during which time the collateral may decline in value, causing us to suffer losses.

If the value of collateral underlying our loan declines or interest rates increase during the term of our loan, a portfolio company may not be able to obtain the necessary funds to repay our loan at maturity through refinancing. Decreasing collateral value and/or increasing interest rates may hinder a portfolio company’s ability to refinance our loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. If a borrower is unable to repay our loan at maturity, we could suffer a loss which may adversely impact our financial performance.

We may be exposed to special risks associated with bankruptcy cases.

One or more of our portfolio companies may be involved in bankruptcy or other reorganization or liquidation proceedings. Many of the events within a bankruptcy case are adversarial and often beyond the control of the creditors. While creditors generally are afforded an opportunity to object to significant actions, we cannot assure you that a bankruptcy court would not approve actions that may be contrary to our interests. There also are instances where creditors can lose their ranking and priority if they are considered to have taken over management of a borrower.

To the extent that portfolio companies in which we have invested through a unitranche facility are involved in bankruptcy proceedings, the outcome of such proceedings may be uncertain. For example, it is unclear whether a bankruptcy court would enforce an agreement among lenders which sets the priority of payments among unitranche lenders. In such a case, the “first out” lenders in the unitranche facility may not receive the same degree of protection as they would if the agreement among lenders was enforced.

The reorganization of a company can involve substantial legal, professional and administrative costs to a lender and the borrower. It is subject to unpredictable and lengthy delays and during the process a company’s competitive position may erode, key management may depart and a company may not be able to invest adequately. In some cases, the debtor company may not be able to reorganize and may be required to liquidate assets. The debt of companies in financial reorganization will, in most cases, not pay current interest, may not accrue interest during reorganization and may be adversely affected by an erosion of the issuer’s fundamental value.

In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. For example, we could become subject to a lender liability claim (alleging that we misused our influence on the borrower for the benefit of its lenders), if, among other things, the borrower requests significant managerial assistance from us and we provide that assistance. To the extent we and an affiliate both hold investments in the same portfolio company that are of a different character, we may also face restrictions on our ability to become actively involved in the event that such portfolio company becomes distressed as a result of the restrictions imposed on transactions involving affiliates under the 1940 Act. In such cases, we may be unable to exercise rights we may otherwise have to protect our interests as security holders in such portfolio company.

Our loans could be subject to equitable subordination by a court which would increase our risk of loss with respect to such loans.

Courts may apply the doctrine of equitable subordination to subordinate the claim or lien of a lender against a borrower to claims or liens of other creditors of the borrower, when the lender or its affiliates is found to have engaged in unfair, inequitable or fraudulent conduct. The courts have also applied the doctrine of equitable subordination when a lender or its affiliates is found to have exerted inappropriate control over a client, including control resulting from the ownership of equity interests in a client. We have made or received through restructing direct equity investments or received warrants in connection with loans representing approximately 10.2% of the aggregate amortized cost basis of our portfolio as of March 31, 2018. Payments on one or more of our loans, particularly a loan to a client in which we also hold an equity interest, may be subject to claims of equitable subordination. If we were deemed to have the ability to control or otherwise exercise influence over the business and affairs of one or more of our portfolio companies resulting in economic hardship to other creditors of that company, this control or influence may constitute grounds for equitable subordination and a court may treat one or more of our loans as if it were unsecured or common equity in the portfolio company. In that case, if the portfolio company were to liquidate, we would be entitled to repayment of our loan on a pro-rata basis with other unsecured debt or, if the effect of subordination was to place us at the level of common equity, then on an equal basis with other holders of the portfolio company’s common equity only after all of its obligations relating to its debt and preferred securities had been satisfied.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; (3) attempt to preserve or enhance the value of our initial investment; or (4) to finance an acquisition or other material transaction. We have the discretion to make any follow-on investments, subject to the availability of capital resources. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. Our failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make such follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, because we are inhibited by compliance with BDC requirements or because we desire to maintain our tax status. In addition, our ability to make follow-on investments may also be limited by THL Credit Advisors’ allocation policy.

Our ability to invest in public companies may be limited in certain circumstances.

To maintain our status as a BDC, we are not permitted to acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as a qualifying asset only if such issuer has a market capitalization that is less than $250 million at the time of such investment and meets the other specified requirements.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies in order to provide diversification or to complement our U.S. investments although we are required generally to invest at least 70% of our assets in companies organized and having their principal place of business within the U.S. and its possessions. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. These risks many be more pronounced for portfolio companies located or operating primarily in emerging markets, whose economies, markets and legal systems may be less developed.

Although it is anticipated that most of our investments will be denominated in U.S. dollars, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency may change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective. As a result, a change in currency exchange rates may adversely affect our profitability.

Hedging transactions may expose us to additional risks.

While we may enter into transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek or be able to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

We may incur greater risk with respect to investments we acquire through assignments or participations of interests.

Although we originate a substantial portion of our loans, we may acquire loans through assignments or participations of interests in such loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to such debt obligation. However, the purchaser’s rights can be more restricted than those of the assigning institution, and we may not be able to unilaterally enforce all rights and remedies under an assigned debt obligation and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest and not directly with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, we generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and we may not directly benefit from the collateral supporting the debt obligation in which we have purchased the participation. As a result, we will be exposed to the credit risk of both the borrower and the institution selling the participation. In addition, to the extent that the lead institution fails and any borrower collateral is used to reduce the balance of a participated loan, we will be regarded as a creditor of the lead institution and will not benefit from the exercise of any set-off rights by the lead institution or its receiver. Further, in purchasing participations in lending syndicates, we will not be able to conduct the same level of due diligence on a borrower or the quality of the loan with respect to which we are buying a participation as we would conduct if we were investing directly in the loan. This difference may result in us being exposed to greater credit or fraud risk with respect to such loans than we expected when initially purchasing the participation.

Cyclicality within the energy sector may adversely affect some of our portfolio companies.

Industries within the energy sector are cyclical with fluctuations in commodity prices and demand for, and production of commodities driven by a variety of factors. The highly cyclical nature of the industries within the energy sector may lead to volatile changes in commodity prices, which may adversely affect the earnings of energy companies in which we may invest and the performance and valuation of our portfolio.

Changes in healthcare laws and other regulations applicable to some of our portfolio companies’ businesses may constrain their ability to offer their products and services.

Changes in healthcare or other laws and regulations applicable to the businesses of some of our portfolio companies may occur that could increase their compliance and other costs of doing business, require significant systems enhancements, or render their products or services less profitable or obsolete, any of which could have a material adverse effect on their results of operations. There has also been an increased political and regulatory focus on healthcare laws in recent years, and new legislation could have a material effect on the business and operations of some of our portfolio companies.

Our investments in the consumer products and services sector are subject to various risks including cyclical risks associated with the overall economy.

General risks of companies in the consumer products and services sector include cyclicality of revenues and earnings, economic recession, currency fluctuations, changing consumer tastes, extensive competition, product liability litigation and increased government regulation. Generally, spending on consumer products and services is affected by the health of consumers. Companies in the consumer products and services sectors are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. A weak economy and its effect on consumer spending would adversely affect companies in the consumer products and services sector.

Our investments in the financial services sector are subject to various risks including volatility and extensive government regulation.

These risks include the effects of changes in interest rates on the profitability of financial services companies, the rate of corporate and consumer debt defaults, price competition, governmental limitations on a company’s loans, other financial commitments, product lines and other operations and recent ongoing changes in the financial services industry (including consolidations, development of new products and changes to the industry’s regulatory framework). The deterioration of the credit markets starting in late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector in late 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses. Insurance companies have additional risks, such as heavy price competition, claims activity and marketing competition, and can be particularly sensitive to specific events such as man-made and natural disasters (including weather catastrophes), terrorism, mortality risks and morbidity rates.

Our investments in technology companies are subject to many risks, including volatility, intense competition, shortened product life cycles, litigation risk and periodic downturn.

We have invested and will continue investing in technology companies, many of which may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. The revenues, income (or losses), and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, technology-related markets are generally characterized by abrupt business cycles and intense competition, where the leading companies in any particular category may hold a highly concentrated percentage of the overall market share. Therefore, our portfolio companies may face considerably more risk of loss than do companies in other industry sectors.

Because of rapid technological change, the selling prices of products and services provided by technology related companies have historically decreased over their productive lives. As a result, the selling prices of products and services offered by technology-related companies may decrease over time, which could adversely affect their operating results, their ability to meet obligations under their debt securities and the value of their equity securities. This could, in turn, materially adversely affect the value of the technology-related companies in our portfolio.

Our equity ownership in a portfolio company may represent a control investment. Our ability to exit a control investment may be limited.

We currently have, and may acquire in the future, control investments in portfolio companies. Our ability to divest ourselves from a debt or equity investment in a controlled portfolio company could be restricted due to illiquidity in a private stock, limited trading volume on a public company’s stock, inside information on a company’s performance, insider blackout periods, or other factors that could prohibit us from disposing of the investment as we would if it were not a control investment. Additionally, we may choose not to take certain actions to protect a debt investment in a control investment portfolio company. As a result, we could be limited in our ability to exit a control investment at an ideal time, which could diminish the value we are able to receive upon exiting such control investment.

RISKS IN THE CURRENT ENVIRONMENT

Capital markets may experience periods of disruption and instability and we cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.

The U.S. and global capital markets experienced extreme volatility and disruption during the economic downturn that began in mid-2007, and the U.S. economy was in a recession for several consecutive calendar quarters during the same period. In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt, which created concerns about the ability of certain nations to continue to service their sovereign debt obligations. Risks resulting from such debt crisis and any future debt crisis in Europe or any similar crisis elsewhere could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in certain countries and the financial condition of financial institutions generally. In July and August 2015, Greece reached agreements with its creditors for bailouts that provide aid in exchange for certain austerity measures. These and similar austerity measures may adversely affect world economic conditions and have an adverse impact on our business and that of our portfolio companies. In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of shares trading in Chinese markets. In August 2015, Chinese authorities sharply devalued China’s currency. In June 2016, the United Kingdom held a referendum in which voters approved an exit from the European Union, and the implications of the United Kingdom’s pending withdrawal from the European Union are unclear at present. In November 2016, voters in the United States elected a new president and the implications of a new presidential administration are unclear at present. These market and economic disruptions affected, and these and other similar market and economic disruptions may in the future affect, the U.S. capital markets, which could adversely affect our business and that of our portfolio companies and the broader financial and credit markets and has reduced the availability of debt and equity capital for the market as a whole and to financial firms, in particular. At various times, these disruptions resulted in, and may in the future result, a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector and the repricing of credit risk. These conditions may reoccur for a prolonged period of time again or materially worsen in the future, including as a result of U.S. Government shutdowns or further downgrades to the U.S. government’s sovereign credit rating or the perceived credit worthiness of the United States or other large global economies. Unfavorable economic conditions, including future recessions, also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. We may in the future have difficulty accessing debt and equity capital on attractive terms, or at all, and a severe disruption and instability in the global financial markets or deteriorations in credit and financing conditions may cause us to reduce the volume of loans we originate and/or fund, adversely affect the value of our portfolio investments or otherwise have a material adverse effect on our business, financial condition, results of operations and cash flows.

As a result of the 2016 U.S. election, the Republican Party currently controls both the executive and legislative branches of government, which increases the likelihood that legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Act the Consumer Protection Act, the Volcker Rule and the authority of the Federal Reserve and the Financial Stability Oversight Council. The United States may also potentially withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the United States. We cannot predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the United States. Such actions could have a significant adverse effect on our business, financial condition and results of operations.

The impact on us of recent financial reform legislation, including the Dodd-Frank Act, is uncertain.

The Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, or the Dodd-Frank Act, institutes a wide range of reforms that will have an impact on financial institutions. Many of the requirements called for in the Dodd-Frank Act are expected to be implemented over time, most of which will likely be subject to implementing regulations over the course of several years. However, the presidential administration has announced its intention to repeal, amend, or replace certain portions of Dodd-Frank and the regulations implemented thereunder. Given the uncertainty associated with the manner in which and whether the provisions of the Dodd-Frank Act will be implemented, repealed, amended or replaced, the full impact such requirements will have on our business, results of operations or financial condition is unclear. The changes resulting from the Dodd-Frank Act or any changes to the regulations already implemented thereunder may require us to invest significant management attention and resources to evaluate and make necessary changes in order to comply with new statutory and regulatory requirements. Failure to comply with any such laws, regulations or principles, or changes thereto, may negatively impact our business, results of operations and financial condition. While we cannot predict what effect any changes in the laws or regulations or their interpretations would have on us as a result of recent financial reform legislation, these changes could be materially adverse to us and our stockholders.

On November 16, 2017, a bipartisan group of U.S. Senators, led by the Senate Banking Committee Chairman, introduced the Economic Growth, Regulatory Relief, and Consumer Protection Act (the “Regulatory Relief Bill”). The Regulatory Relief Bill would revise various post-crisis regulatory requirements and provide targeted regulatory relief to certain financial institutions. Among the most significant of its proposed amendments to the Dodd-Frank Act are a substantial increase in the $50 billion asset threshold for automatic regulation of bank holding companies as “systemically important financial institutions” or “SIFIs,” an exemption from the Volcker Rule for insured depository institutions with less than $10 billion in consolidated assets and lower levels of trading assets and liabilities, as well as amendments to the liquidity leverage ratio and supplementary leverage ratio requirements. The Regulatory Relief Bill was passed by the U.S. Senate and U.S. House of Representatives, and is expected to be signed into law by the President. At this time it is unclear what impact this or other pending legislation and developments will have on regulations that affect our, our competitors’ and our portfolio companies’ businesses.

Legislative tax reform may have a negative effect.

Legislative or other actions relating to taxes could have a negative effect on the Company. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process, the IRS and the U.S. Treasury Department. In December 2017, the U.S. House of Representatives and U.S. Senate passed tax reform legislation, which was signed by the President. Such legislation will make many changes to the Internal Revenue Code, including significant changes to the taxation of business entities, the deductibility of interest expense, and the tax treatment of capital investment. We cannot predict with certainty how any changes in the tax laws might affect the Company, investors, or the Company’s portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect the Company’s ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to the Company and its investors of such qualification, or could have other adverse consequences. Investors are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in the Company’s securities.

Changes to United States tariff and import/export regulations may have a negative effect on our portfolio companies and, in turn, harm us.

There has been on-going discussion and commentary regarding potential significant changes to United States trade policies, treaties and tariffs. The current administration, along with Congress, has created significant uncertainty about the future relationship between the United States and other countries with respect to the trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. Any of these factors could depress economic activity and restrict our portfolio companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact us.

RISKS RELATED TO OUR OPERATIONS AS A BDC

Our ability to enter into transactions with our affiliates will be restricted.

Because we have elected to be treated as a BDC under the 1940 Act, we are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, of the SEC. The Staff has granted us relief pursuant to the Order. Pursuant to the Order, we are permitted to co-invest with Affiliated Funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. We intend to co-invest, subject to the conditions included in the Order. We believe that such co-investments may afford us additional investment opportunities and an ability to achieve greater diversification. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person’s affiliates, entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

Regulations governing our operation as a BDC may limit our ability to, and the way in which we raise additional capital, which could have a material adverse impact on our liquidity, financial condition and results of operations.

Our business may in the future require a substantial amount of capital. We may acquire additional capital from the issuance of senior securities (including debt and preferred stock) or the issuance of additional shares of our common stock. However, we may not be able to raise additional capital in the future on favorable terms or at all. Additionally, we may only issue senior securities up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150% if certain requirements are met) after such issuance or incurrence. If our assets decline in value and we fail to satisfy this test, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales or repayment may be disadvantageous, which could have a material adverse impact on our liquidity, financial condition and results of operations.

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Senior Securities (including debt and preferred stock). As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities, such securities would rank “senior” to common stock in our capital structure, resulting in preferred stockholders having separate voting rights, dividend and liquidation rights, and possibly other rights, preferences or privileges more favorable than those granted to holders of our common stock. Furthermore, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.

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Additional Common Stock. Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a BDC, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors. At our Annual Meeting of Stockholders on June 6, 2017, our stockholders approved a proposal authorizing us to sell up to 25% of our common stock at a price below the Company’s net asset value per share, subject to approval by our board of directors of the offering. Except in connection with the exercise of warrants or the conversion of convertible securities, in any such case the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our board of directors, closely approximates the market value of such securities at the relevant time. We may also make subscription rights offerings or warrants representing rights to purchase shares of our securities to our stockholders at prices per share less than the net asset value per share, subject to the requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and such stockholders may experience dilution.

Additionally, if we do raise additional capital in one or more subsequent financings, until we are able to invest the net proceeds of such any financing in suitable investments, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which we expect will earn yields lower than the interest, dividend or other income that we anticipate receiving in respect of investments in debt and equity securities of our target portfolio companies. As a result, our ability to pay dividends in the years of operation during which we have such net proceeds available to invest will be based on our ability to invest our capital in suitable portfolio companies in a timely manner. Further, the management fee payable to our investment adviser, THL Credit Advisors, will not be reduced while our assets are invested in such temporary investments.

Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could have a material adverse effect on our business, results of operations or financial condition.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and may be subject to civil fines and criminal penalties.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy, which would have a material adverse effect on our business, financial condition and results of operations.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.” We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to BDCs and possibly lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inopportune times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it may be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

There is a risk that we may not make distributions or that our distributions may not grow over time.

We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or periodically increase our dividend rate.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our board of directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our investment portfolio could be an indication of a portfolio company’s potential inability to meet its repayment obligations to us. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

If we are unable to qualify for tax treatment as a RIC, we will be subject to corporate-level income tax, which would have a material adverse effect on our results of operations and financial condition.

We intend to continue to qualify for tax treatment as a RIC under the Code. As a RIC we do not have to to pay federal income taxes on our income (including realized gains) that is distributed to our stockholders, provided that we satisfy certain distribution and other requirements. Accordingly, we are not permitted under accounting rules to establish reserves for taxes on our unrealized capital gains. If we fail to qualify for RIC tax treatment in any year, to the extent that we had unrealized gains, we would have to establish reserves for taxes, which would reduce our net asset value and the amount potentially available for distribution. In addition, if we, as a RIC, were to decide to make a deemed distribution of net realized capital gains and retain the net realized capital gains, we would have to establish appropriate reserves for taxes that we would have to pay on behalf of stockholders. It is possible that establishing reserves for taxes could have a material adverse effect on the value of our common stock.

To maintain our tax treatment as a RIC under the Code, which is required in order for us to distribute our income without being taxed at the corporate level, we must maintain our status as a BDC and meet certain source-of-income, asset diversification and annual distribution requirements and including:

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The Annual Distribution Requirement, which is satisfied if we distribute to our stockholders at least 90% of our investment Company taxable income on an annual basis. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and we may be subject to certain financial covenants under our debt arrangements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the Annual Distribution Requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and, thus, become subject to corporate-level income tax.

•	The income source requirement, which will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

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The asset diversification requirement, which will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy these requirements, at least 50%

of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Internal Revenue Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and, therefore, will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

Satisfying these requirements may require us to take actions we would not otherwise take, such as selling investments at unattractive prices to satisfy the diversification, distribution or source of income requirements. In addition, while we are authorized to borrow funds in order to make distributions, under the 1940 Act we are not permitted to make distributions to stockholders while we have debt obligations or other senior securities outstanding unless certain “asset coverage” tests are met. If we fail to qualify for tax treatment as a RIC for any reason and become or remain subject to corporate-level income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on our results of operations and financial conditions, and thus, our stockholders.

RISKS RELATED TO AN INVESTMENT IN OUR SECURITIES

Our common stock price may be volatile and may fluctuate substantially.

As with any stock, the price of our common stock will fluctuate with market conditions and other factors. Our common stock is intended for long-term investors and should not be treated as a trading vehicle. Shares of closed-end management investment companies, which are structured similarly to us, frequently trade at a discount from their net asset value. Our shares may trade at a price that is less than the offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the offering.

The market price and liquidity of the market for our common shares may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

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significant volatility in the market price and trading volume of securities of BDCs or other companies in the sector in which we operate, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of key personnel from our investment adviser;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Certain provisions of the General Corporation Law of the State of Delaware and our certificate of incorporation could deter takeover attempts and have an adverse effect on the price of our common stock.

The General Corporation Law of the State of Delaware and our certificate of incorporation contain provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Among other provisions, our directors may be removed for cause by the affirmative vote of 75% of the holders of our outstanding capital stock and removed with or without cause by the approval of 66.7% of the remaining directors. Our board of directors also is authorized to issue preferred stock in one or more series. In addition, our certificate of incorporation requires the favorable vote of a majority of our board of directors followed by the favorable vote of the holders of at least 75% of our outstanding shares of common stock, to approve, adopt or authorize certain transactions, including mergers and the sale, lease or exchange of all or any substantial part of our assets with 10% or greater holders of our outstanding common stock and their affiliates or associates, unless the transaction has been approved by at least 80% of our board of directors, in which case approval by “a majority of the outstanding voting securities” (as defined in the 1940 Act) will be required. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices. See “Description of Our Capital Stock—Anti-takeover provisions.”

Our common stock may trade below its net asset value per share, which limits our ability to raise additional equity capital.

If our common stock is trading below its net asset value per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. Shares of BDCs, including shares of our common stock, have traded at discounts to their net asset values. As of March 31, 2018, our net asset value per share was $10.44. The last reported sale price of a share of our common stock on the NASDAQ Global Select Market on May 31, 2018 was $7.86. At our Annual Meeting of Stockholders on June 6, 2017, our stockholders approved a proposal authorizing us to sell up to 25% of our common stock at a price below our then-current net asset value per share, subject to approval by our board of directors for the offering. The authorization expires on the earlier of June 6, 2018, and the date of our 2018 Annual Meeting of Stockholders. We are seeking similar approval at our 2018 Annual Meeting of Stockholders. Our stockholders also approved a proposal to authorize us to offer and issue debt with warrants or debt convertible into shares of our common stock at an exercise or conversion price that, at the time such warrants or convertible debt are issued, will not be less than the market value per share but may be below our then-current net asset value per share. If our common stock trades below net asset value, the higher the cost of equity capital may result in it being unattractive to raise new equity, which may limit our ability to grow. The risk of trading below net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value.

The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock.

At our Annual Meeting of Stockholders on June 6, 2017, our stockholders approved a proposal authorizing us to sell up to 25% of our common stock at a price below the Company’s net asset value per share, subject to approval by our board of directors of the offering. Although any such sale must be approved by our board of directors, there is no limit on the amount of dilution that may occur as a result of such sale. If we were to issue shares at a price below net asset value, such sales would result in an immediate dilution to existing common stockholders, which would include a reduction in the net asset value per share as a result of the issuance. This dilution would also include a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

In addition, at our 2017 Annual Meeting of Stockholders, our stockholders authorized us to offer and issue debt with warrants or debt convertible into shares of our common stock at an exercise or conversion price that, at the time such warrants or convertible debt are issued, will not be less than the market value per share but may be below our then current net asset value.

Any decision to sell shares of our common stock below its then current net asset value per share or securities to subscribe for or convert into shares of our common stock would be subject to the determination by our board of directors that such issuance is in our and our stockholders’ best interests.

If we were to sell shares of our common stock below its then current net asset value per share, such sales would result in an immediate dilution to the net asset value per share of our common stock. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest in us than the increase in our assets resulting from such issuance. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.

In addition, if we issue warrants or securities to subscribe for or convert into shares of our common stock, subject to certain limitations, the exercise or conversion price per share could be less than net asset value per share at the time of exercise or conversion (including through the operation of anti-dilution protections). Because we would incur expenses in connection with any issuance of such securities, such issuance could result in a dilution of the net asset value per share at the time of exercise or conversion. This dilution would include reduction in net asset value per share as a result of the proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest than the increase in our assets resulting from such issuance.

Further, if our current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value per share, their voting power will be diluted. For additional information, hypothetical examples of these risks, and explanations and illustrations of potential voting dilution, see “Sale of Common Stock Below Net Asset Value.”

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the SEC.

The trading market or market value of our publicly issued debt securities may fluctuate.

Our publicly issued debt securities may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the ratings assigned by national statistical ratings agencies;

•	the general economic environment;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by the debt securities.

You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

If we issue preferred stock, debt securities or convertible debt securities, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities or convertible debt would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities, convertible debt or units or of a downgrade in the ratings of the preferred stock, debt securities, convertible debt or units or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. If we do not maintain our required asset coverage ratios, we may not be permitted to declare dividends. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs. The Company has no intention of issuing preferred stock during the 2018 fiscal year.

Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our tax treatment as a RIC for U.S. federal income tax purposes.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to factors previously identified elsewhere in this prospectus, including the “Risks” section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	the introduction, withdrawal, success and timing of business initiatives and strategies;

•	changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of our assets;

•	the relative and absolute investment performance and operations of our investment adviser;

•	the impact of increased competition;

•	the impact of future acquisitions and divestitures;

•	the unfavorable resolution of legal proceedings;

•	our business prospects and the prospects of our portfolio companies;

•	the impact, extent and timing of technological changes and the adequacy of intellectual property protection;

•	the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us or THL Credit Advisors;

•	the ability of THL Credit Advisors to identify suitable investments for us and to monitor and administer our investments;

•	our contractual arrangements and relationships with third parties;

•	any future financings by us;

•	the ability of THL Credit Advisors to attract and retain highly talented professionals;

•	fluctuations in foreign currency exchange rates;

•	the impact of changes to tax legislation and, generally, our tax position;

•	our ability to exit a controlled investment in a timely manner; and

•	the ability to fund Logan JV’s unfunded commitments to the extent approved by each member of the Logan JV investment committee.

This prospectus and any prospectus supplement, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act or Section 21E of the Securities Exchange Act of 1934. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

USE OF PROCEEDS

We intend to use the net proceeds from the sale of our securities for general corporate purposes, which include investing in debt and equity securities, repayment of any outstanding indebtedness, acquisitions and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

We anticipate that substantially all of the net proceeds from any offering of our securities will be used as described above within twelve months, but in no event longer than two years, depending on the availability of attractive opportunities and market conditions. However, there can be no assurance that we will be able to achieve this goal.

Pending such uses and investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in such securities. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in lower yielding short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NASDAQ Global Select Market under the symbol “TCRD.” The following table sets forth the range of high and low sales prices of our common stock as reported on the NASDAQ Global Select Market, the sales price as a percentage of net asset value for each fiscal quarter in each of the last two years and the most recent interim period. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

		Sales Price		Premium/ Discount of High Sales Price to NAV(2)	Premium/ Discount of Low Sales Price to NAV(2)
	NAV(1)	High	Low

Year Ending December 31, 2016
First Quarter	$12.24	$10.89	$8.67	-11%	-29%
Second Quarter	$11.88	$11.34	$10.12	-5%	-15%
Third Quarter	$11.84	$11.80	$9.51	0%	-20%
Fourth Quarter	$11.82	$10.41	$8.99	-12%	-24%

Year Ended December 31, 2017
First Quarter	$11.71	$10.56	$9.49	-10%	-19%
Second Quarter	$11.48	$10.10	$9.52	-12%	-17%
Third Quarter	$11.34	$10.23	$9.08	-10%	-20%
Fourth Quarter	$10.51	$9.61	$8.93	-9%	-15%

Year Ended December 31, 2018
First Quarter	$10.44	$9.25	$7.75	-11%	-26%
Second Quarter (through May 31, 2018)	*	$7.97	$7.75	*	*

(1)

NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period and are attributable to THL Credit, Inc. and exclude the consolidated non-controlling interest.

(2)	Calculated as of the respective high or low sales price premium or discount divided by NAV, minus 1.
*	NAV for this period has not been determined.

The last reported price for our common stock on May 31, 2018 was $7.86 per share.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term is separate and distinct from the risk that our net asset value will decrease. At times, our shares of common stock have traded at a premium to net asset value and at times our shares of common stock have traded at a discount to the net assets attributable to those shares. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

Distributions

We have elected to be taxed as a RIC under Subchapter M of the Code. In order to maintain our tax treatment as a RIC, we are required to distribute at least 90% of our investment company taxable income. To avoid a 4% excise tax on undistributed earnings, we are required to distribute each calendar year the sum of (i) 98% of our ordinary income for such calendar year (ii) 98.2% of our net capital gains for the one-year period ending October 31 of that calendar year (iii) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax. We intend to make distributions to stockholders on a quarterly basis of substantially all of our net investment income. Although we intend to make distributions of net realized capital gains, if any, at least annually, out of assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. The Company would make any such decision based on, among other things, its liquidity, leverage, current investment opportunities, and its determination as to whether the proceeds from such capital gains would be more accretive to shareholders in the long-term in the form of a distribution, growing the Company’s investment portfolio, or reducing its borrowings outstanding. In addition, the extent and timing of special distributions, if any, will be determined by our board of directors and will largely be driven by portfolio specific events and tax considerations at the time.

In addition, we may be limited in our ability to make distributions due to the BDC asset coverage test for borrowings applicable to us as a BDC under the 1940 Act.

The following table summarizes our distributions declared and paid or to be paid on all shares including dividends reinvested, if any:

Date Declared	Record Date	Payment Date	Amount Per Share	Percentage Attributable to Return of Investors’ Paid-In Capital
August 5, 2010	September 2, 2010	September 30, 2010	$0.05	—
November 4, 2010	November 30, 2010	December 28, 2010	$0.10	—
December 14, 2010	December 31, 2010	January 28, 2011	$0.15	—
March 10, 2011	March 25, 2011	March 31, 2011	$0.23	—
May 5, 2011	June 15, 2011	June 30, 2011	$0.25	—
July 28, 2011	September 15, 2011	September 30, 2011	$0.26	—
October 27, 2011	December 15, 2011	December 30, 2011	$0.28	—
March 6, 2012	March 20, 2012	March 30, 2012	$0.29	—
March 6, 2012	March 20, 2012	March 30, 2012	$0.05	—
May 2, 2012	June 15, 2012	June 29, 2012	$0.30	—
July 26, 2012	September 14, 2012	September 28, 2012	$0.32	—
November 2, 2012	December 14, 2012	December 28, 2012	$0.33	—
December 20, 2012	December 31, 2012	January 28, 2013	$0.05	—
February 27, 2013	March 15, 2013	March 29, 2013	$0.33	—
May 2, 2013	June 14, 2013	June 28, 2013	$0.34	—
August 2, 2013	September 16, 2013	September 30, 2013	$0.34	—
August 2, 2013	September 16, 2013	September 30, 2013	$0.08	—
October 30, 2013	December 16, 2013	December 31, 2013	$0.34	—
March 4, 2014	March 17, 2014	March 31, 2014	$0.34	—
May 7, 2014	June 16, 2014	June 30, 2014	$0.34	—
August 7, 2014	September 15, 2014	September 30, 2014	$0.34	—
November 4, 2014	December 15, 2014	December 31, 2014	$0.34	—
March 6, 2015	March 20, 2015	March 31, 2015	$0.34	—
May 5, 2015	June 15, 2015	June 30, 2015	$0.34	—
August 4, 2015	September 15, 2015	September 30, 2015	$0.34	—
November 3, 2015	December 15, 2015	December 31, 2015	$0.34	—
March 8, 2016	March 21, 2016	March 31, 2016	$0.34	—
May 3, 2016	June 15, 2016	June 30, 2016	$0.34	—
August 2, 2016	September 15, 2016	September 30, 2016	$0.34	—
November 8, 2016	December 15, 2016	December 30, 2016	$0.27	—
March 7, 2017	March 20, 2017	March 31, 2017	$0.27	—
May 5, 2017	June 15, 2017	June 30, 2017	$0.27	—
August 1, 2017	September 15, 2017	September 29, 2017	$0.27	—
November 7, 2017	December 15, 2017	December 29, 2017	$0.27	—
March 2, 2018	March 20, 2018	March 30, 2018	$0.27	—
May 1, 2018	June 15, 2018	June 29, 2018	$0.27	—

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. We cannot assure stockholders that they will receive any distributions at a particular level. We maintain an “opt in” dividend reinvestment plan for our common stockholders. As a result, unless stockholders specifically elect to have their dividends automatically reinvested in additional shares of common stock, stockholders will receive all such dividends in cash. Under the terms of our dividend reinvestment plan, dividends will primarily be paid in newly issued shares of common stock. However, we reserve the right to purchase shares in the open market in connection with the implementation of the plan. This feature of the plan means that, under certain circumstances, we may issue shares of our common stock at a price below net asset value per share, which could cause our stockholders to experience dilution.

Distributions in excess of our current and accumulated earnings and profits would generally be treated as a return of capital (reduced by the Company’s fees and expenses) to the extent of a shareholder’s adjusted tax basis in our shares. If a shareholder’s tax basis is reduced to zero, the shareholder would treat any remaining distributions as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our taxable year and is generally based upon our taxable income for the full taxable year and distributions paid for the full taxable year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. If the Company had determined the tax attributes of its 2018 distributions as of March 31, 2018, 100% would be from ordinary income, 0% would be from capital gains and 0% would be a return of capital. Each year, a statement on Form 1099-DIV identifying the source of the distribution will be sent to our U.S. stockholders of record. Our board of directors presently intends to declare and pay quarterly distributions. Our ability to make distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

The tax character of distributions declared and paid in 2017 represented $35.4 million from ordinary income, $0 from capital gains and $0 from tax return of capital. The tax character of distributions declared and paid in 2016 represented $42.8 million from ordinary income, $0 from capital gains and $0 from tax return of capital. Generally accepted accounting principles require adjustments to certain components of net assets to reflect permanent differences between financial and tax reporting. These adjustments have no effect on net asset value per share. Permanent differences between financial and tax reporting at December 31, 2017 and 2016 were ($0.9) million and $(0.1) million, respectively.

We may generate qualified interest income and short-term capital gains that may be exempt from United States withholding tax on foreign accounts. A regulated investment company, or RIC, is permitted to designate distributions in the form of dividends that represent interest income (commonly referred to as qualified interest income) and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. stockholders with proper documentation. As of March 31, 2018, the percentage of 2017 income estimated as qualified interest income for tax purposes was 80.4%.

RATIO OF EARNINGS TO FIXED CHARGES

The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus.

	For the Three Months Ended March 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Earnings to Fixed Charges(1)	2.7:1	0.5:1	2.1:1	3.0:1	4.4:1	7.4:1

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in stockholders’ equity resulting from operations plus (or minus) income tax expense (benefit), including excise and other tax expenses, plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of deferred financing costs.

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risks” and “Special Note Regarding Forward-Looking Statements” appearing elsewhere herein.

Overview

THL Credit, Inc., or we, us, our or the Company, was organized as a Delaware corporation on May 26, 2009 and initially funded on July 23, 2009. We commenced principal operations on April 21, 2010. Our investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated investments in debt and equity securities of lower middle market companies.

As of March 31, 2018, we, together with our credit-focused affiliates, collectively had $12.1 billion of assets under management. This amount included our assets, assets of the managed funds and a separate account managed by us, and assets of the collateralized loan obligations (CLOs), separate accounts and various fund formats, including any uncalled commitments of private funds, as managed by the investment professionals of the Advisor or its consolidated subsidiary.

We are a direct lender to lower middle market companies and invest primarily in directly originated first lien senior secured loans, including unitranche investments. In certain instances, we also make second lien, subordinated, or mezzanine, debt investments, which may include an associated equity component such as warrants, preferred stock or other similar securities and direct equity investments. Our first lien senior secured loans may be structured as traditional first lien senior secured loans or as unitranche loans. Unitranche structures combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans and our unitranche loans will expose us to the risks associated with second lien and subordinated loans to the extent we invest in the “last-out” tranche or subordinated tranche (or piece) of the unitranche loan. We may also provide advisory services to managed funds.

We are an externally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940 Act, as amended, or the 1940 Act. As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. Government securities and high-quality debt investments that mature in one year or less.

As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant U.S. Securities and Exchange Commission, or SEC, rules the term “eligible portfolio company” includes all private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized in the United States.

We are also registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Since April 2010, after we completed our initial public offering and commenced principal operations, through March 31, 2018, we have been responsible for making, on behalf of ourselves, managed funds and separately managed account, over $1,991 million in aggregate commitments into 100 separate portfolio companies through a combination of both initial and follow-on investments. Since April 2010 through March 31, 2018, we, along with our managed funds and separately managed account, have received $1,314 million of gross proceeds from the realization of investments. The Company alone has received $1,085 million of gross proceeds from the realization of its investments during this same time period.

We have elected to be treated for tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. To qualify as a RIC, we must, among other things, meet certain source of income and asset diversification requirements. Pursuant to these elections, we generally will not have to pay corporate-level income taxes on any income we distribute to our stockholders.

Portfolio Composition and Investment Activity

Portfolio Composition

As of March 31, 2018, we had $599.9 million of portfolio investments (at fair value), which represents an $8.8 million, or 1.4% decrease from the $608.7 million (at fair value) as of December 31, 2017. Our portfolio consisted of 45 investments, including THL Credit Greenway Fund LLC, or Greenway, and THL Credit Greenway Fund II LLC, or Greenway II, as of March 31, 2018, compared to 47 portfolio investments, including Greenway and Greenway II, as of December 31, 2017. As of March 31, 2018, we had $165.9 million of controlled portfolio investments (at fair value) in seven portfolio companies, which represents a $7.2 million, or 4.5% increase from $158.7 million (at fair value) as of December 31, 2017. The increase in controlled portfolio companies was the result of follow-on investments, primarily in the Logan JV, and changes in performance of certain investments. Our average controlling equity position at March 31, 2018 was approximately $27.2 and $27.6 at cost and fair value, respectively. Our investment in the Logan JV represented 12.1% and 10.7% of our portfolio investments at fair value as of March 31, 2018 and December 31, 2017, respectively. We will aim to increase our investment in the Logan JV over the 2018 fiscal year to represent 15% of our portfolio.

At March 31, 2018, our average portfolio company investment, excluding Greenway, Greenway II, Logan JV, and portfolio investments where we only have an equity or fund investment and restructured investments where we converted debt to a controlling equity interest, at amortized cost and fair value, was approximately $14.2 million and $13.5 million, respectively. Including investments in funds, investments where we hold equity only positions or restructured investments where we converted debt to a controlling equity position would not be representative of our typical portfolio investment size and were therefore excluded from the calculation. Our largest portfolio company investment, excluding the Logan JV and investments where we hold equity only positions or restructured investments where we converted debt to a controlling equity position, by cost and fair value was approximately $30.1 million and $30.4 million, respectively. Including such investments, our largest portfolio company investment at March 31, 2018 was our investment in the Logan JV, which totaled $73.4 million and $72.5 million at cost and fair value, respectively. At December 31, 2017, our average portfolio company investment, excluding Greenway, Greenway II, Logan JV, and portfolio investments where we only have an equity or fund investment and restructured investments where we converted debt to a controlling equity interest, at amortized cost and fair value, was approximately $14.5 million and $13.4 million, respectively. Our largest portfolio company investment as of December 31, 2017, excluding the Logan JV and investments where we hold equity only positions or restructured investments where we converted debt to a controlling equity position, by amortized cost and fair value was approximately $30.2 million and $30.5 million. Including such investments, our largest portfolio company investment at December 31, 2017 was our investment in the Logan JV, which totaled $67.0 and $65.4 at cost and fair value, respectively.

At March 31, 2018, based upon fair value, 92.8% of our debt investments bore interest based on floating rates, which may be subject to interest rate floors, such as the London Interbank offer rate, or LIBOR, and Canadian Dollar Offered Rate, or CDOR, and 7.2% bore interest at fixed rates. At December 31, 2017, 93.1% of our debt investments bore interest based on floating rates, which may be subject to interest rate floors, such as LIBOR, and 6.9% bore interest at fixed rates.

The following table shows the weighted average yield by investment category at their current cost.

	As of
Description:	March 31, 2018	December 31, 2017
First lien senior secured debt(1)	10.6%	10.0%
Second lien debt(1)	7.1%	6.9%
Subordinated debt	14.3%	13.5%
Investments in payment rights(2)	14.4%	16.6%
Income-producing equity securities	13.7%	14.0%

Debt and income-producing investments(1)(3)	10.5%	10.1%
Logan JV(4)	14.2%	14.2%
All investments including Logan JV(1)(4)	11.0%	10.7%

(1)	Includes all loans on non-accrual status.
(2)	Yields from investments in payment rights represent an effective yield expected from anticipated cash flows.
(3)	Includes yields on controlled investments, but excludes the yield on the Logan JV.
(4)

As of March 31, 2018 and December 31, 2017, the distributions declared and earned of $2.4 million and $2.6 million for the three months ended March 31, 2018 and December 31, 2017, respectively, represented a yield to us of 14.2% and 14.2%, respectively, based on average capital invested. We expect the dividend yield to fluctuate as a result of the timing of additional capital invested, the changes in asset yields in the underlying portfolio and the overall performance of the Logan JV investment portfolio.

The weighted average yield of our debt investments is not the same as a return on investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of our fees and expenses. The weighted average yield was computed using the effective interest rates as of March 31, 2018, including accretion of original issue discount and loan origination fees. This weighted average yield reflects the impact of loans on non-accrual status. There can be no assurance that the weighted average yield will remain at its current level.

As of March 31, 2018 and December 31, 2017, portfolio investments, in which we have debt investments, had a median earnings before interest, taxes, depreciation and amortization, or EBITDA, of approximately $10.0 million and $11.0 million, respectively, based on the latest available financial information provided by the portfolio companies for each of these periods. As of March 31, 2018 and December 31, 2017, our median attachment point in the capital structure of our debt investments in portfolio companies is approximately 4.3 times and 4.3 times the portfolio company’s EBITDA, respectively, based on our latest available financial information for each of these periods.

We expect the percent of our portfolio investments in unsponsored investments to decrease significantly over time as we work through restructurings, which may include providing additional liquidity through revolving loans, and ultimately exit our unsponsored investments. However, these portfolio investments may require follow-on capital as we work through restructurings, which will increase our exposure to these investments. Going forward we expect unsponsored investments we make, if any, would only be in first lien senior secured investments. As of March 31, 2018, our portfolio of unsponsored investments included seven investments. Five are performing at or above our expectations and have an Investment Score of 1 or 2. Two other unsponsored investments have Investment Scores of 3 and 5.

As of March 31, 2018, we have closed portfolio investments with 62 different sponsors since inception. As of December 31, 2017, we had closed portfolio investments with 62 different sponsors since inception.

The following table summarizes sponsored and unsponsored investments based on amortized cost and fair value (in millions).

	As of March 31, 2018			As of December 31, 2017
	Amortized Cost	Fair Value	Fair Value as % of Total	Amortized Cost	Fair Value	Fair Value as % of Total
Sponsored Investments(1)	$451.7	$419.3	79.5%	$477.7	$435.0	80.1%
Unsponsored Investments(1)	96.5	108.1	20.5%	95.6	108.3	19.9%

Total	$548.2	$527.4	100.0%	$573.3	$543.3	100.0%

(1)	Excludes THL Credit Greenway Fund I LLC, THL Credit Greenway Fund II LLC, and THL Credit Logan JV LLC.

The following table summarizes the amortized cost and fair value of investments as of March 31, 2018 (in millions).

Description	Amortized Cost	Percentage of Total	Fair Value(1)	Percentage of Total
First lien senior secured debt	$396.0	63.7%	$392.1	65.3%
Investment in Logan JV	73.4	11.8%	72.5	12.1%
Equity investments	63.3	10.2%	68.0	11.3%
Second lien debt	53.4	8.6%	32.9	5.5%
Subordinated debt	21.2	3.4%	19.2	3.2%
Investment in payment rights	10.3	1.7%	11.1	1.9%
Investments in funds	3.8	0.6%	4.0	0.7%
Warrants	0.2	0.0%	0.1	0.0%

Total investments	$621.6	100.0%	$599.9	100.0%

(1)

All investments are categorized as Level 3 in the fair value hierarchy, except for investments in funds and the Logan JV, which are excluded from the fair value hierarchy in accordance with ASU 2015-07. These assets are valued at net asset value.

The following table summarizes the amortized cost and fair value of investments as of December 31, 2017 (in millions).

Description	Amortized Cost	Percentage of Total	Fair Value(1)	Percentage of Total
First lien senior secured debt	$419.0	65.4%	$407.0	66.9%
Equity investments	64.4	10.1%	69.2	11.4%
Investment in Logan JV	67.0	10.5%	65.4	10.7%
Second lien debt	53.4	8.3%	32.8	5.4%
Subordinated debt	22.3	3.5%	19.1	3.1%
Investment in payment rights	10.3	1.6%	11.3	1.9%
Investments in funds	3.8	0.6%	3.8	0.6%
Warrants	0.2	0.0%	0.1	0.0%

Total investments	$640.4	100.0%	$608.7	100.0%

(1)

All investments are categorized as Level 3 in the fair value hierarchy, except for investments in funds and the Logan JV, which are excluded from the fair value hierarchy in accordance with ASU 2015-07. These assets are valued at net asset value.

We expect the percent of our core assets, which we define as first lien senior secured loans and the Logan JV, to continue to increase as a percent of total investments as we are repaid or liquidate our second lien debt, subordinated debt and other equity holdings over time and redeploy these proceeds. We intend to continue our efforts to reposition the portfolio towards more senior secured floating rate investments, which we believe will reduce our exposure to portfolio company risks and potential changes in interest rates.

The following is a summary of the industry classification in which the Company invests as of March 31, 2018 (in millions).

Industry	Amortized Cost	Fair Value	% of Total Portfolio	% of Net Assets
Consumer products and services	$106.2	$103.6	17.28%	30.37%
Industrials and manufacturing	93.4	90.8	15.15%	26.61%
Financial services	75.0	77.2	12.87%	22.60%
Investment funds and vehicles	73.4	72.5	12.08%	21.22%
IT services	57.4	56.3	9.38%	16.47%
Healthcare	46.6	46.3	7.71%	13.55%
Retail & grocery	36.8	41.2	6.87%	12.06%
Business services	33.1	38.8	6.46%	11.35%
Energy / utilities	46.2	38.6	6.43%	11.29%
Media, entertainment and leisure	30.8	30.0	5.00%	8.77%
Transportation	1.0	3.1	0.52%	0.91%
Restaurants	21.7	1.5	0.25%	0.44%

Total Investments	$621.6	$599.9	100.00%	175.64%

The following is a summary of the industry classification in which the Company invests as of December 31, 2017 (in millions)

Industry	Amortized Cost	Fair Value	% of Total Portfolio	% of Net Assets
Consumer products and services	$122.0	$117.1	19.25%	34.05%
Industrials and manufacturing	92.5	93.3	15.32%	27.11%
Financial services	75.1	77.7	12.76%	22.57%
Investment funds and vehicles	67.0	65.4	10.75%	19.01%
IT services	57.4	56.2	9.23%	16.32%
Healthcare	46.0	45.7	7.51%	13.29%
Business services	38.6	42.3	6.94%	12.29%
Energy / utilities	46.1	38.4	6.31%	11.17%
Retail & grocery	41.6	37.6	6.18%	10.93%
Media, entertainment and leisure	31.4	30.4	4.99%	8.83%
Transportation	1.0	3.1	0.51%	0.91%
Restaurants	21.7	1.5	0.25%	0.45%

Total Investments	$640.4	$608.7	100.00%	176.93%

Investment Activity

The following is a summary of our investment activity, presented on a cost basis, for the three months ended March 31, 2018 and 2017 (in millions).

	Three months ended March 31,
	2018	2017
New portfolio investments	$—	$27.9
Existing portfolio investments:
Follow-on investments(1)	6.6	5.2
Delayed draw and revolver investments(1)	5.2	5.6

Total existing portfolio investments	11.8	10.8

Total portfolio investment activity	$11.8	$38.7

Number of new portfolio investments	—	2
Number of follow-on investments	8	7
First lien senior secured debt	$5.4	$31.9
Investment in Logan JV	6.4	4.0
Subordinated debt	—	1.6
Equity investments	—	1.2

Total portfolio investments	$11.8	$38.7

Weighted average yield of new debt investments	7.8%	11.5%
Weighted average yield, including all new income-producing investments(2)	11.3%	11.7%

(1)	Includes follow-on investments in controlled investments. Refer to Schedule 12-14 beginning on page 64 of this report for additional detail.

For the three months ended March 31, 2018 and 2017, we had prepayments and sales of our investments, including any prepayment premiums, totaling $18.2 million and $11.8 million, respectively. Please refer to “Results of Operations- Net Realized Gains and Losses on Investments, net of income tax provision” for additional details surrounding certain investments that were sold.

The following are proceeds received from notable prepayments, sales and other activity related to our investments (in millions):

For the three months ended March 31, 2018

•	Repayment of a first lien senior secured term loan and revolver in Togetherwork Holdings, LLC, which resulted in proceeds of $5.7 million, including a prepayment premium of $0.1 million, and

•

Sale of a first lien senior secured term loan, subordinated term loans, preferred equity and common equity in Aerogroup International Inc., with proceeds received of $2.5 million and $8.0 million recorded as an escrow receivable.

For the three months ended March 31, 2017

•	Sale of a CLO residual interest in Flagship VII, Ltd., which resulted in proceeds of $2.2 million;

•	Sale of a CLO residual interest in Flagship VIII, Ltd., which resulted in proceeds of $5.1 million, and

•	Partial repayment of a first lien senior secured term loan in MeriCal, LLC, which resulted in proceeds of $2.3 million, including a prepayment premium of $0.1 million.

Our level of investment activity can vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to lower middle market companies, the level of merger and acquisition activity, the general economic environment and the competitive environment for the types of investments we make. The frequency and volume of any prepayments may fluctuate significantly from period to period.

Aggregate Cash Flow Realized Gross Internal Rate of Return

Since April 2010, after we completed our initial public offering and commenced principal operations, through March 31, 2018, our fully exited investments have resulted in an aggregate cash flow realized gross internal rate of return to us of 14.0% (based on cash invested of $950.7 million and total proceeds from these exited investments of $1,187.2 million). 85.7% of these exited investments resulted in an aggregate cash flow realized gross internal rate of return to us of 10% or greater. Internal rate of return, or IRR, is a measure of our discounted cash flows (inflows and outflows). Specifically, IRR is the discount rate at which the net present value of all cash flows is equal to zero. That is, IRR is the discount rate at which the present value of total cash invested in our investments is equal to the present value of all realized returns from the investments. Our IRR calculations are unaudited.

Cash invested, with respect to an investment, represents our aggregate cash investment in the debt or equity securities we acquire.

Realized returns, with respect to an investment, represents the total cash received with respect to each investment, including all amortization payments, interest, dividends, prepayment fees, upfront fees, original issue discount, amendment fees and other fees and proceeds.

Gross IRR, with respect to an investment, is calculated based on the dates that we invested capital and dates we received distributions, regardless of when we made distributions to our stockholders. Initial investments are assumed to occur at time zero, and all cash flows are deemed to occur on the date in which they did occur.

Gross IRR reflects historical results relating to our past performance and is not necessarily indicative of our future results. In addition, gross IRR does not reflect the effect of management fees, expenses, incentive fees or taxes borne, or to be borne, by us or our stockholders, and would be lower if it did.

Aggregate cash flow realized gross IRR on our exited investments reflects only invested and realized cash amounts as described above, and does not reflect any unrealized gains or losses in our portfolio or non-cash restructuring transactions. Cash flows exclude sales of participations if they were anticipated at the time of the initial investment.

Investment Risk

The value of our investments will generally fluctuate with, among other things, changes in prevailing interest rates, federal tax rates, counterparty risk, general economic conditions, the condition of certain financial markets, developments or trends in any particular industry and the financial condition of the issuer. During periods of limited liquidity and higher price volatility, our ability to dispose of investments at a price and time that we deem advantageous may be impaired.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

THL Credit Logan JV LLC

On December 3, 2014, we entered into an agreement with Perspecta Trident LLC, an affiliate of Perspecta Trust LLC, or Perspecta, to create THL Credit Logan JV LLC, or Logan JV, a joint venture, which invests primarily in senior secured first lien term loans. All Logan JV investment decisions must be unanimously approved by the Logan JV investment committee consisting of one representative from each of us and Perspecta.

We have determined that Logan JV is an investment company under ASC 946, however, in accordance with such guidance, we will generally not consolidate our investment in a company other than a substantially owned investment company subsidiary or a controlled operating company whose business consists of providing services to us. Accordingly, we do not consolidate our non-controlling interest in Logan JV.

Logan JV is capitalized with equity contributions which are generally called from its members, on a pro-rata basis based on their equity commitments, as transactions are completed. Any decision by the Logan JV to call down on capital commitments requires the explicit authorization of us, coupled with that of Perspecta, and we may withhold such authorization for any reason in our sole discretion.

As of March 31, 2018 and December 31, 2017, Logan JV had the following commitments, contributions and unfunded commitments from its members.

	As of March 31, 2018
Member	Total Commitments	Contributed Capital	Unfunded Commitments
THL Credit, Inc.	$200.0	$73.4	$126.6
Perspecta Trident LLC	50.0	18.4	31.6

Total Investments	$250.0	$91.8	$158.2

	As of December 31, 2017
Member	Total Commitments	Contributed Capital	Unfunded Commitments
THL Credit, Inc.	$200.0	$67.0	$133.0
Perspecta Trident LLC	50.0	16.8	33.2

Total Investments	$250.0	$83.8	$166.2

Logan JV has a senior credit facility, or the Logan JV Credit Facility, with Deutsche Bank AG and other banks. As of March 31, 2018 and December 31, 2017, the Logan JV Credit Facility had $200.0 million and $175.0 million of commitments subject to leverage and borrowing base restrictions with an interest rate of three month LIBOR (with no LIBOR floor) plus 2.40% and LIBOR (with no LIBOR floor) plus 2.50%, respectively. The final maturity date of the Logan JV Credit Facility is January 12, 2023 with the revolving loan period ending on January 12, 2021. As of March 31, 2018 and December 31, 2017, Logan JV had $188.4 million and $169.6 million of outstanding borrowings under the credit facility, respectively.

As of March 31, 2018 and December 31, 2017, Logan JV had total investments at fair value of $291.2 million and $250.4 million, respectively. As of March 31, 2018 and December 31, 2017, Logan JV’s portfolio was comprised of senior secured first lien and second lien loans to 126 and 110 different borrowers, respectively. As of March 31, 2018 and December 31, 2017, there were no loans on non-accrual status. As of March 31, 2018 and December 31, 2017, Logan JV had unfunded commitments to fund revolver and delayed draw loans to its portfolio companies totaling $2.9 million and $1.4 million, respectively. The portfolio companies in Logan JV are in industries similar to those in which we may invest directly.

Below is a summary of Logan JV’s portfolio, followed by a listing of the individual loans in Logan JV’s portfolio as of March 31, 2018 and December 31, 2017 (dollar amounts in thousands):

	As of March 31, 2018	As of December 31, 2017
First lien secured debt, at par	$274,206	$233,904
Second lien debt, at par	23,677	22,847

Total debt investments, at par	$297,883	$256,751

Weighted average yield on first lien secured loans(1)	6.6%	6.4%
Weighted average yield on second lien loans(1)	9.7%	9.3%
Weighted average yield on all loans(1)	6.8%	6.7%
Number of borrowers in Logan JV	126	110
Largest loan to a single borrower(2)	$4,988	$5,000
Total of five largest loans to borrowers(2)	$24,748	$24,397

(1)	Weighted average yield at their current amortized cost.
(2)	At current principal amount.

The weighted average yield of Logan JV’s debt investments is not the same as a return on Logan JV investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of our expenses. The weighted average yield was computed using the effective interest rates as of March 31, 2018 and December 31, 2017, respectively, including accretion of original issue discount and loan origination fees, but excluding the effective rates on investments on non-accrual status, if any. There can be no assurance that the weighted average yield will remain at its current level.

For the three months ended March 31, 2018 and 2017, our share of income from distributions declared related to our Logan JV LLC equity interest was $2.4 million and $2.1 million, respectively, which amounts are included in dividend income and realized gains from controlled investments in the Consolidated Statement of Operations. As of March 31, 2018 and December 31, 2017, $2.4 million and $2.6 million, respectively, of income related to the Logan JV was included in interest, dividends and fees receivable on the Consolidated Statements of Assets and Liabilities. As of March 31, 2018, the distributions declared and earned of $9.6 million for the twelve months ended March 31, 2018, represented a dividend yield to the Company of 14.2% based upon average capital invested. As of December 31, 2017, distributions declared and earned of $9.3 million for the twelve months ended December 31, 2017, represented a dividend yield to the Company of 14.2% based upon average capital invested. We expect the dividend yield to fluctuate as a result of the timing of additional capital invested, the changes in asset yields in the underlying portfolio and the overall performance of the Logan JV investment portfolio.

Logan JV Loan Portfolio as of March 31, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Senior Secured First Lien Term Loans Canada
Can Am Construction Inc/Canada	Construction & Building	7.38% (LIBOR +5.5%)	06/29/2017	07/01/2024	1,191	$1,159	$1,203
Parq Holdings LP	Hotel, Gaming & Leisure	9.8% (LIBOR +7.5%)	12/05/2014	12/17/2020	995	$987	$1,000
PNI Canada Acquireco Corp	High Tech Industries	8.05% (LIBOR +5.75%)	08/23/2017	09/21/2022	1,816	$1,718	$1,811

Total Canada						$3,864	$4,014

Cayman Islands
Lindblad Maritime	Hotel, Gaming & Leisure	5.95% (LIBOR +3.5%)	06/23/2015	03/21/2025	334	$336	$337

Total Cayman Islands						$336	$337

Germany
Rhodia Acetow	Construction & Building	7.95% (LIBOR +7.95%)	04/21/2017	05/31/2023	993	$980	$999
VAC Germany Holding GmbH	Metals & Mining	6.3% (LIBOR +6.302%)	02/26/2018	02/26/2025	3,000	$2,985	$3,008

Total Germany						$3,965	$4,007

Luxembourg
AMS FinCo SARL	Services: Business	7.38% (LIBOR +5.5%)	05/17/2017	05/27/2024	2,481	$2,459	$2,503

Total Luxembourg						$2,459	$2,503

United Kingdom
EG Finco Ltd (10)	Retail	4% (LIBOR +4%)	03/23/2018	02/01/2025	2,867	$2,852	$2,863

Total United Kingdom						$2,852	$2,863

United States of America
1A Smart Start LLC	Services: Consumer	6.38% (LIBOR +4.5%)	03/20/2017	02/21/2022	1,590	$1,585	$1,590
1A Smart Start LLC	Services: Consumer	6.63% (LIBOR +4.75%)	08/28/2015	02/21/2022	2,444	$2,429	$2,444
A Place for Mom Inc	Services: Consumer	5.88% (LIBOR +4%)	07/28/2017	08/10/2024	3,980	$3,962	$3,992
Advanced Integration Technology LP	Aerospace & Defense	6.74% (LIBOR +4.75%)	07/15/2016	04/03/2023	1,970	$1,954	$1,985
AgroFresh Inc.	Services: Business	6.63% (LIBOR +4.75%)	12/01/2015	07/31/2021	1,955	$1,946	$1,946

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Air Medical Group Holdings Inc	Healthcare & Pharmaceuticals	6.01% (LIBOR +4.25%)	09/26/2017	03/14/2025	2,244	$2,228	$2,266
Alpha Media LLC	Media: Broadcasting & Subscription	7.79% (LIBOR +6%)	02/24/2016	02/25/2022	3,221	$3,115	$3,108
American Sportsman Holdings Co	Retail	6.88% (LIBOR +5%)	11/22/2016	09/25/2024	3,980	$3,930	$3,948
Ansira Holdings, Inc. (3) (11)	Media: Advertising, Printing & Publishing	8.8% (LIBOR +6.5%)	12/20/2016	12/20/2022	253	$138	$139
Ansira Holdings, Inc.	Media: Advertising, Printing & Publishing	8.8% (LIBOR +6.5%)	12/20/2016	12/20/2022	1,724	$1,710	$1,715
AP Gaming I LLC	Hotel, Gaming & Leisure	6.13% (LIBOR +4.25%)	06/06/2016	02/15/2024	2,481	$2,475	$2,518
APC Aftermarket	Automotive	6.81% (LIBOR +5%)	05/09/2017	05/10/2024	496	$488	$497
Aptean, Inc.	Services: Business	6.56% (LIBOR +4.25%)	02/15/2016	12/20/2022	1,980	$1,963	$1,987
ATS Consolidated Inc.	Transportation: Consumer	5.4% (LIBOR +3.75%)	02/23/2018	02/23/2025	1,875	$1,866	$1,900
Avaya Inc	Telecommunications	6.54% (LIBOR +4.75%)	11/09/2017	12/15/2024	2,608	$2,581	$2,630
Barbri Inc	Media: Diversified & Production	5.91% (LIBOR +4.25%)	12/01/2017	11/21/2023	3,500	$3,483	$3,500
Beasley Mezzanine Holdings LLC	Media: Broadcasting & Subscription	5.79% (LIBOR +4%)	11/17/2017	11/01/2023	2,993	$2,979	$3,008
Big Ass Fans LLC	Services: Business	6.55% (LIBOR +4.25%)	11/07/2017	05/21/2024	2,494	$2,482	$2,518
Big River Steel LLC	Metals & Mining	7.3% (LIBOR +5%)	08/15/2017	08/23/2023	1,990	$1,972	$2,022
Birch Communications, Inc.	Telecommunications	8.96% (LIBOR +7.25%)	12/05/2014	07/17/2020	1,270	$1,263	$1,262
Brand Energy & Infrastructure Services, Inc.	Services: Business	6.55% (LIBOR +4.25%)	06/16/2017	06/21/2024	2,978	$2,951	$3,007
Clear Balance Holdings, LLC	Banking, Finance, Insurance & Real Estate	7.44% (LIBOR +5.75%)	07/07/2015	10/05/2023	4,975	$4,954	$4,950
Commercial Barge Line Co	Transportation: Cargo	10.63% (LIBOR +8.75%)	11/06/2015	11/12/2020	1,350	$1,315	$809
Constellis Holdings, LLC	Aerospace & Defense	7.3% (LIBOR +5%)	04/18/2017	04/21/2024	1,985	$1,968	$2,007
ConvergeOne Holdings Corp.	Telecommunications	6.63% (LIBOR +4.75%)	06/15/2017	06/20/2024	1,985	$1,967	$1,995
Conyers Park Parent Merger Sub Inc	Retail	5.29% (LIBOR +3.5%)	06/21/2017	07/07/2024	1,990	$1,981	$2,010

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Country Fresh Holdings, LLC	Beverage, Food & Tobacco	7.3% (LIBOR +5%)	07/14/2017	03/31/2023	4,811	$4,768	$4,738
Covenant Surgical Partners Inc (5) (12)	Healthcare & Pharmaceuticals	6.77% (LIBOR +4.75%)	09/29/2017	10/04/2024	691	$356	$363
Covenant Surgical Partners Inc	Healthcare & Pharmaceuticals	6.45% (LIBOR +4.75%)	09/29/2017	10/04/2024	2,302	$2,297	$2,319
CPI Acquisition, Inc.	Services: Consumer	6.36% (LIBOR +4.5%)	08/14/2015	08/17/2022	4,187	$4,090	$2,906
CryoLife Inc	Healthcare & Pharmaceuticals	6.3% (LIBOR +4%)	11/15/2017	12/02/2024	1,995	$1,986	$2,020
CT Technologies Intermediate Holdings, Inc	Healthcare & Pharmaceuticals	6.13% (LIBOR +4.25%)	02/11/2015	12/01/2021	1,935	$1,941	$1,932
Cvent, Inc.	Services: Business	5.63% (LIBOR +3.75%)	06/06/2016	11/29/2024	1,990	$1,973	$2,004
Deerfield Holdings Corp	Banking, Finance, Insurance & Real Estate	5.55% (LIBOR +3.25%)	12/06/2017	12/06/2024	250	$249	$251
DigiCert, Inc.	Services: Business	6.52% (LIBOR +4.75%)	09/20/2017	10/31/2024	1,000	$995	$1,013
Dohmen Life Science Services (8) (10)	Healthcare & Pharmaceuticals	1% (LIBOR +4.25%)	03/09/2018	03/09/2025	544	$(3)	$(1)
Dohmen Life Science Services (10)	Healthcare & Pharmaceuticals	4.25% (LIBOR +4.25%)	03/09/2018	03/05/2025	2,176	$2,165	$2,171
DXP Enterprises, Inc.	Energy: Oil & Gas	7.38% (LIBOR +5.5%)	08/16/2017	08/29/2023	1,493	$1,479	$1,499
EnergySolutions, LLC	Environmental Industries	6.63% (LIBOR +4.75%)	03/16/2015	05/29/2020	3,727	$3,769	$3,792
Evo Payments International, LLC	Services: Business	5.88% (LIBOR +4%)	12/08/2016	12/22/2023	2,614	$2,592	$2,643
Exactech	Healthcare & Pharmaceuticals	5.74% (LIBOR +3.75%)	02/06/2018	02/14/2025	3,000	$2,985	$3,030
Fairmount Santrol Holdings Inc.	Metals & Mining	8.3% (LIBOR +6%)	10/27/2017	11/01/2022	1,988	$1,960	$2,014
Fleetpride (10)	Automotive	4.5% (LIBOR +4.5%)	03/28/2018	11/19/2022	1,678	$1,627	$1,642
Freedom Mortgage Corporation	Banking, Finance, Insurance & Real Estate	6.61% (LIBOR +4.75%)	02/17/2017	02/23/2022	2,937	$2,930	$2,974
FullBeauty Brands LP	Retail	6.63% (LIBOR +4.75%)	03/08/2016	10/14/2022	3,919	$3,730	$2,255
Gold Standard Baking, Inc.	Wholesale	6.81% (LIBOR +4.5%)	05/19/2015	04/23/2021	2,918	$2,910	$2,779
Golden West Packaging Group LLC	Forest Products & Paper	7.13% (LIBOR +5.25%)	02/09/2018	06/20/2023	4,987	$4,963	$4,994
Green Plains Inc	Chemicals, Plastics & Rubber	7.38% (LIBOR +5.5%)	08/18/2017	08/29/2023	1,421	$1,409	$1,429
Gruden Acquisition Inc.	Transportation: Cargo	7.8% (LIBOR +5.5%)	06/21/2017	08/18/2022	1,985	$1,942	$2,011

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Gulf Finance, LLC	Energy: Oil & Gas	7.56% (LIBOR +5.25%)	08/17/2016	08/25/2023	1,941	$1,896	$1,799
Heartland Dental LLC	Services: Consumer	6.45% (LIBOR +4.75%)	07/28/2017	07/31/2023	998	$993	$1,000
Help/Systems LLC (10)	Services: Business	3.5% (LIBOR +3.5%)	03/23/2018	03/23/2025	2,000	$1,995	$2,005
Higginbotham Insurance Agency, Inc.	Banking, Finance, Insurance & Real Estate	5.63% (LIBOR +3.75%)	12/14/2017	12/19/2024	4,988	$4,963	$4,975
Idera Inc	High Tech Industries	6.38% (LIBOR +4.5%)	06/27/2017	06/28/2024	2,350	$2,329	$2,376
Impala Private Holdings II LLC	Services: Business	5.88% (LIBOR +4%)	11/10/2017	11/14/2024	1,663	$1,655	$1,672
Infoblox Inc.	High Tech Industries	6.38% (LIBOR +4.5%)	11/03/2016	11/07/2023	2,152	$2,110	$2,188
Insurance Technologies	Banking, Finance, Insurance & Real Estate	8.07% (LIBOR +6.5%)	03/26/2015	12/15/2021	3,361	$3,335	$3,361
Insurance Technologies (4)	Banking, Finance, Insurance & Real Estate	0.5% (LIBOR +0.5%)	03/26/2015	12/15/2021	137	$(1)	$—
Jackson Hewitt Tax Service Inc	Services: Consumer	8.77% (LIBOR +7%)	07/24/2015	07/30/2020	931	$922	$928
Kemet Corporation	High Tech Industries	7.88% (LIBOR +6%)	04/21/2017	04/26/2024	963	$937	$982
Kestra Financial, Inc.	Banking, Finance, Insurance & Real Estate	6.8% (LIBOR +4.5%)	06/10/2016	06/24/2022	3,930	$3,888	$3,891
KMG Chemicals Inc	Chemicals, Plastics & Rubber	4.63% (LIBOR +2.75%)	06/13/2017	06/15/2024	757	$753	$762
Lindblad Expeditions Inc	Hotel, Gaming & Leisure	5.95% (LIBOR +3.5%)	06/23/2015	03/21/2025	2,591	$2,607	$2,613
Lyons Magnus Inc	Beverage, Food & Tobacco	6.13% (LIBOR +4.25%)	11/03/2017	11/11/2024	2,494	$2,482	$2,512
Margaritaville Holdings LLC	Beverage, Food & Tobacco	7.88% (LIBOR +6%)	03/12/2015	03/12/2021	4,164	$4,144	$4,164
MCS Group Holdings LLC	Services: Business	6.63% (LIBOR +4.75%)	05/12/2017	05/20/2024	1,985	$1,976	$2,015
MDVIP Inc	Services: Business	6.01% (LIBOR +4.25%)	11/10/2017	11/14/2024	3,032	$3,018	$3,055
Merrill Communications LLC	Media: Advertising, Printing & Publishing	7.02% (LIBOR +5.25%)	05/29/2015	06/01/2022	1,750	$1,743	$1,772
Morphe, LLC	Consumer goods: Non-Durable	8.3% (LIBOR +6%)	02/21/2017	02/10/2023	2,864	$2,828	$2,864
Nasco Healthcare, Inc.	Healthcare & Pharmaceuticals	6.8% (LIBOR +4.5%)	07/13/2015	06/30/2021	4,524	$4,512	$4,479
New Insight Holdings Inc	Services: Business	7.86% (LIBOR +5.5%)	12/08/2017	12/20/2024	1,995	$1,899	$1,986

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
NextCare, Inc. (7)	Healthcare & Pharmaceuticals	1% (LIBOR +4.75%)	02/13/2018	02/28/2023	588	$(6)	$(6)
NextCare, Inc.	Healthcare & Pharmaceuticals	6.63% (LIBOR +4.75%)	02/13/2018	02/28/2023	3,412	$3,378	$3,378
Northern Star Holdings Inc. (10)	Services: Business	4.75% (LIBOR +4.75%)	03/28/2018	03/14/2025	4,250	$4,229	$4,229
Oak Point Partners, LLC	Banking, Finance, Insurance & Real Estate	7.84% (LIBOR +5.75%)	09/13/2017	09/13/2023	3,000	$2,966	$3,000
OB Hospitalist Group Inc	Healthcare & Pharmaceuticals	5.92% (LIBOR +4.25%)	08/08/2017	08/01/2024	2,370	$2,359	$2,388
Odyssey Logistics & Technology Corp	Transportation: Cargo	6.13% (LIBOR +4.25%)	10/06/2017	10/12/2024	1,995	$1,986	$2,020
OpenLink (10)	High Tech Industries	5% (LIBOR +5%)	03/02/2018	02/27/2025	2,000	$1,990	$2,009
Output Services Group Inc (10)	Services: Business	4.25% (LIBOR +4.25%)	03/26/2018	03/21/2024	3,731	$3,712	$3,749
Output Services Group Inc (9)	Services: Business	0% (LIBOR +4.25%)	03/26/2018	03/31/2024	769	$(4)	$4
Park Place Technologies Inc. (10)	Services: Business	4% (LIBOR +4%)	03/22/2018	03/22/2025	2,340	$2,328	$2,346
Ping Identity Corp	High Tech Industries	5.62% (LIBOR +3.75%)	01/23/2018	01/22/2025	1,500	$1,493	$1,509
Pre-Paid Legal Services, Inc	Services: Business	7.13% (LIBOR +5.25%)	05/21/2015	07/01/2019	759	$758	$763
Project Leopard Holdings Inc	High Tech Industries	5.88% (LIBOR +4%)	06/21/2017	07/07/2023	1,741	$1,737	$1,760
PSC Industrial Outsourcing, LP	Environmental Industries	6.04% (LIBOR +4.25%)	10/05/2017	10/11/2024	1,995	$1,976	$2,016
PT Holdings LLC	Wholesale	6.3% (LIBOR +4%)	12/04/2017	12/09/2024	2,993	$2,978	$3,030
Quest Software	High Tech Industries	7.27% (LIBOR +5.5%)	11/09/2017	10/31/2022	2,725	$2,707	$2,779
Quidditch Acquisition Inc	Beverage, Food & Tobacco	8.84% (LIBOR +7%)	03/16/2018	03/21/2025	1,021	$1,001	$1,029
Red Ventures LLC	Media: Diversified & Production	5.88% (LIBOR +4%)	10/18/2017	11/08/2024	2,488	$2,464	$2,513
Riverbed Technology, Inc.	High Tech Industries	5.13% (LIBOR +3.25%)	02/25/2015	04/24/2022	958	$955	$956
SCS Holdings Inc	Services: Business	6.13% (LIBOR +4.25%)	11/20/2015	10/30/2022	1,762	$1,752	$1,783
Silverback Merger Sub Inc	High Tech Industries	5.4% (LIBOR +3.5%)	08/11/2017	08/21/2024	1,194	$1,191	$1,197
Sirva Worldwide, Inc.	Transportation: Cargo	8.51% (LIBOR +6.5%)	11/18/2016	11/22/2022	2,878	$2,821	$2,906
Situs Group Holdings Corporation	Banking, Finance, Insurance & Real Estate	6.44% (LIBOR +4.5%)	02/21/2018	02/27/2023	4,000	$3,980	$3,980

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
SMS Systems Maintenance Services Inc	Services: Business	6.88% (LIBOR +5%)	02/09/2017	10/30/2023	2,963	$2,950	$2,745
SoClean, Inc	Consumer goods: Non-Durable	8.01% (LIBOR +6%)	02/13/2018	12/20/2022	3,000	$2,971	$2,970
Starfish- V Merger Sub Inc	High Tech Industries	7.3% (LIBOR +5%)	08/11/2017	08/16/2024	1,244	$1,232	$1,249
TerraForm AP Acquisition Holdings LLC	Energy: Electricity	6.55% (LIBOR +4.25%)	10/11/2016	06/27/2022	866	$866	$873
Thoughtworks, Inc.	High Tech Industries	6.38% (LIBOR +4.5%)	10/06/2017	10/11/2024	3,000	$2,993	$3,024
TKC Holdings Inc	Consumer goods: Durable	6.03% (LIBOR +4.25%)	06/08/2017	02/01/2023	297	$296	$300
TOMS Shoes LLC	Retail	7.48% (LIBOR +5.5%)	12/18/2014	10/30/2020	1,940	$1,875	$1,145
Tupelo Buyer Inc	Transportation: Consumer	5.96% (LIBOR +4.25%)	10/02/2017	10/07/2024	1,596	$1,581	$1,607
TV Borrower US LLC	High Tech Industries	7.05% (LIBOR +4.75%)	02/16/2017	02/22/2024	990	$986	$993
Uber Technologies, Inc.(10)	Transportation: Consumer	4.25% (LIBOR +4.25%)	03/22/2018	03/21/2025	2,800	$2,786	$2,816
US Salt LLC	Chemicals, Plastics & Rubber	6.63% (LIBOR +4.75%)	11/30/2017	12/01/2023	3,000	$2,971	$3,000
US Shipping Corp	Utilities: Oil & Gas	6.13% (LIBOR +4.25%)	03/09/2016	06/26/2021	206	$199	$187
Utility One Source L.P.	Construction & Building	7.38% (LIBOR +5.5%)	04/07/2017	04/18/2023	993	$984	$1,022
Verdesian Life Sciences LLC	Chemicals, Plastics & Rubber	6.77% (LIBOR +5%)	12/09/2014	07/01/2020	2,093	$1,937	$2,019
Vertiv Group Corporation	Capital Equipment	5.67% (LIBOR +4%)	09/30/2015	11/30/2023	1,504	$1,466	$1,513
Viewpoint Inc	High Tech Industries	6.55% (LIBOR +4.25%)	07/18/2017	07/19/2024	995	$991	$999
Vistage Worldwide, Inc.	Services: Business	5.71% (LIBOR +4%)	02/06/2018	02/02/2025	2,520	$2,514	$2,539
Weight Watchers International, Inc.	Beverage, Food & Tobacco	6.45% (LIBOR +4.75%)	11/20/2017	11/29/2024	2,666	$2,615	$2,704
Wirepath Home Systems LLC	Services: Consumer	6.8% (LIBOR +4.5%)	07/31/2017	08/05/2024	2,985	$2,971	$3,000
Women’s Care Florida LLP	Healthcare & Pharmaceuticals	6.38% (LIBOR +4.5%)	08/18/2017	09/29/2023	4,988	$4,964	$4,981
Zenith Merger Sub, Inc.	Services: Business	7.8% (LIBOR +5.5%)	12/22/2017	12/13/2023	2,993	$2,964	$2,963

Total United States of America						$255,645	$253,917

Total Senior Secured First Lien Term Loans						$269,121	$267,641

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Second Lien Term Loans
Luxembourg
Lully Finance S.a.r.l.	Telecommunications	10.38% (LIBOR +8.5%)	07/31/2015	10/16/2023	1,000	$993	$992

Total Luxembourg						$993	$992

United States of America
ABG Intermediate Holdings 2 LLC	Consumer goods: Durable	10.05% (LIBOR +7.75%)	09/26/2017	09/29/2025	2,333	$2,317	$2,371
BJ’s Wholesale Club, Inc.	Beverage, Food & Tobacco	9.19% (LIBOR +7.5%)	01/27/2017	02/03/2025	3,000	2,987	3,017
CH Hold Corp	Automotive	9.13% (LIBOR +7.25%)	01/26/2017	02/03/2025	1,000	996	1,017
Constellis Holdings, LLC	Aerospace & Defense	11.3% (LIBOR +9%)	04/18/2017	04/21/2025	1,000	987	1,015
DigiCert, Inc.	Services: Business	9.77% (LIBOR +8%)	09/20/2017	10/31/2025	750	746	759
DiversiTech Holdings Inc	Capital Equipment	9.81% (LIBOR +7.5%)	05/18/2017	06/02/2025	2,000	1,982	2,025
Gruden Acquisition Inc.	Transportation: Cargo	10.8% (LIBOR +8.5%)	07/31/2015	08/18/2023	500	483	504
Midwest Physician Administrative Services, LLC	Healthcare & Pharmaceuticals	8.78% (LIBOR +7%)	08/11/2017	08/15/2025	1,000	991	1,008
NextCare, Inc.	Healthcare & Pharmaceuticals	10.63% (LIBOR +8.75%)	02/13/2018	08/28/2023	1,000	985	985
Optiv Security Inc	Services: Business	9.13% (LIBOR +7.25%)	01/19/2017	01/31/2025	1,500	1,494	1,453
Park Place Technologies Inc. (10)	Services: Business	8% (LIBOR +8%)	03/22/2018	03/21/2025	700	693	702
Pathway Partners Vet Management	Healthcare & Pharmaceuticals	9.88% (LIBOR +8%)	10/04/2017	10/10/2025	1,389	1,376	1,382
Pathway Partners Vet Management (6) (13)	Healthcare & Pharmaceuticals	9.88% (LIBOR +8%)	10/04/2017	10/10/2025	611	169	171
Red Ventures LLC	Media: Diversified & Production	9.88% (LIBOR +8%)	10/18/2017	11/08/2025	544	536	555
SESAC Holdco II LLC	Media: Diversified & Production	9.13% (LIBOR +7.25%)	02/13/2017	02/24/2025	1,000	991	1,001
TKC Holdings Inc	Consumer goods: Durable	9.78% (LIBOR +8%)	01/31/2017	02/01/2024	1,850	1,837	1,873
TV Borrower US LLC	High Tech Industries	10.55% (LIBOR +8.25%)	02/16/2017	02/22/2025	1,000	987	1,003
Viewpoint Inc	High Tech Industries	10.55% (LIBOR +8.25%)	07/18/2017	07/21/2025	1,000	991	998

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Wash Multifamily Laundry Systems, LLC.	Services: Consumer	8.88% (LIBOR +7%)	05/04/2015	05/15/2023	425	423	423
Wash Multifamily Laundry Systems, LLC.	Services: Consumer	8.88% (LIBOR +7%)	05/04/2015	05/12/2023	75	74	74

Total United States of America						$22,045	$22,336

Total Second Lien Term Loans						$23,038	$23,328

Equity Investments
United States of America
Avaya Inc	Telecommunications		03/21/2018		207	207	230
Total United States of America						$207	$230

Total Equity Investments						$207	$230

Total Investments						$292,366	$291,199

Cash and cash equivalents
Dreyfus Government Cash Management Fund						12,695	12,696
Other cash accounts						759	759

Total Cash and cash equivalents						$13,455	$13,455

(1)	Variable interest rates indexed to 30-day, 60-day, 90-day or 180-day LIBOR rates, at the borrower’s option. LIBOR rates are subject to interest rate floors.
(2)	Represents fair value in accordance with ASC Topic 820.
(3)	Represents a delayed draw commitment of $113,346, which was unfunded as of March 31, 2018.
(4)	Represents a delayed draw commitment of $136,964, which was unfunded as of March 31, 2018.
(5)	Represents a delayed draw commitment of $333,846, which was unfunded as of March 31, 2018.
(6)	Represents a delayed draw commitment of $436,574, which was unfunded as of March 31, 2018.
(7)	Represents a delayed draw commitment of $588,235, which was unfunded as of March 31, 2018.
(8)	Represents a delayed draw commitment of $544,000, which was unfunded as of March 31, 2018.
(9)	Represents a delayed draw commitment of $769,231, which was unfunded as of March 31, 2018.
(10)

Position represents an unsettled buy trade as of period end. The interest rate shown represents the current contractual rate (LIBOR benchmark rate or floor plus spread) of the position Interest will start to accrue when the trade settles. The LIBOR benchmark rate remains at zero until defined at settlement.

(11)	Issuer pays 2.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(12)	Issuer pays 4.75% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(13)	Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

Logan JV Loan Portfolio as of December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Senior Secured First Lien Term Loans
Canada
Can Am Construction Inc	Construction & Building	7.07% (LIBOR +5.5%)	06/29/2017	07/01/2024	1,194	$1,160	$1,206
Parq Holdings LP	Hotel, Gaming & Leisure	9.19% (LIBOR +7.5%)	12/05/2014	12/17/2020	998	$989	$1,005
PNI Canada Acquireco Corp	High Tech Industries	7.32% (LIBOR +5.75%)	08/23/2017	09/21/2022	1,820	$1,717	$1,764

Total Canada						$3,866	$3,975

Cayman Islands
Lindblad Maritime	Hotel, Gaming & Leisure	6.34% (LIBOR +4.5%)	06/23/2015	05/08/2021	334	$336	$337

Total Cayman Islands						$336	$337

Denmark
Rhodia Acetow	Construction & Building	7.19% (LIBOR +5.5%)	04/21/2017	05/31/2023	995	$982	$999

Total Denmark						$982	$999

Luxembourg
AMS FinCo SARL	Services: Business	7.07% (LIBOR +5.5%)	05/17/2017	05/27/2024	2,488	$2,465	$2,512

Total Luxembourg						$2,465	$2,512

United States of America
1A Smart Start LLC	Services: Consumer	6.19% (LIBOR +4.5%)	03/20/2017	02/21/2022	1,593	$1,588	$1,586
1A Smart Start LLC	Services: Consumer	6.44% (LIBOR +4.75%)	08/28/2015	02/21/2022	2,450	$2,434	$2,450
A Place for Mom Inc	Services: Consumer	5.69% (LIBOR +4%)	07/28/2017	08/10/2024	3,990	$3,971	$4,002
Advanced Integration Technology LP	Aerospace & Defense	6.32% (LIBOR +4.75%)	07/15/2016	04/03/2023	1,975	$1,958	$1,990
AgroFresh Inc.	Services: Business	6.44% (LIBOR +4.75%)	12/01/2015	07/31/2021	1,955	$1,946	$1,935
Air Medical Group Holdings Inc	Healthcare & Pharmaceuticals	4.25% (LIBOR +4.25%)	09/26/2017	09/25/2024	2,250	$2,233	$2,259
Alpha Media LLC	Media: Broadcasting & Subscription	7.42% (LIBOR +6%)	02/24/2016	02/25/2022	3,299	$3,184	$3,159
American Sportsman Holdings Co	Retail	6.569% (LIBOR +5%)	11/22/2016	09/25/2024	3,990	$3,938	$3,985

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Ansira Holdings, Inc.(3)	Media: Advertising, Printing & Publishing	8.19% (LIBOR +6.5%)	12/20/2016	12/20/2022	254	$138	$139
Ansira Holdings, Inc.	Media: Advertising, Printing & Publishing	8.19% (LIBOR +6.5%)	12/20/2016	12/20/2022	1,728	$1,714	$1,719
AP Gaming I LLC	Hotel, Gaming & Leisure	7.07% (LIBOR +5.5%)	06/06/2017	02/15/2024	2,488	$2,482	$2,517
APC Aftermarket	Automotive	6.41% (LIBOR +5%)	05/09/2017	05/10/2024	498	$488	$492
Aptean, Inc.	Services: Business	5.95% (LIBOR +4.25%)	12/15/2017	12/20/2022	1,985	$1,967	$2,004
Avaya Inc	Telecommunications	6.23% (LIBOR +4.75%)	11/09/2017	12/15/2024	2,614	$2,586	$2,577
Barbri Inc	Media: Diversified & Production	5.73% (LIBOR +4.25%)	12/01/2017	11/21/2023	3,500	$3,483	$3,500
Beasley Mezzanine Holdings LLC	Media: Broadcasting & Subscription	5.49% (LIBOR +4%)	11/17/2017	11/15/2023	3,033	$3,018	$3,064
Big Ass Fans LLC	Services: Business	5.94% (LIBOR +4.25%)	11/07/2017	05/21/2024	2,500	$2,488	$2,511
Big River Steel LLC	Metals & Mining	6.69% (LIBOR +5%)	08/15/2017	08/23/2023	1,995	$1,976	$2,017
Birch Communications, Inc.	Telecommunications	8.6% (LIBOR +7.25%)	12/05/2014	07/17/2020	1,289	$1,280	$1,234
Brand Energy & Infrastructure Services, Inc.	Services: Business	5.63% (LIBOR +4.25%)	06/16/2017	06/21/2024	2,985	$2,957	$3,000
Clear Balance Holdings, LLC	Banking, Finance, Insurance & Real Estate	7.44% (LIBOR +5.75%)	07/07/2015	06/30/2020	4,988	$4,976	$4,938
Commercial Barge Line Co	Transportation: Cargo	10.32% (LIBOR +8.75%)	11/06/2015	11/12/2020	1,369	$1,330	$800
Constellis Holdings, LLC	Aerospace & Defense	6.69% (LIBOR +5%)	04/18/2017	04/21/2024	1,990	$1,972	$2,014
ConvergeOne Holdings Corp.	Telecommunications	6.45% (LIBOR +4.75%)	06/15/2017	06/20/2024	1,990	$1,972	$1,997
Conyers Park Parent Merger Sub Inc	Retail	5.39% (LIBOR +4%)	06/21/2017	07/07/2024	1,995	$1,986	$2,012
Country Fresh Holdings, LLC	Beverage, Food & Tobacco	6.69% (LIBOR +5%)	07/14/2017	03/31/2023	4,874	$4,829	$4,825
Covenant Surgical Partners Inc(5)	Healthcare & Pharmaceuticals	6.13% (LIBOR +4.75%)	09/29/2017	09/28/2024	692	$126	$133
Covenant Surgical Partners Inc	Healthcare & Pharmaceuticals	6.09% (LIBOR +4.75%)	09/29/2017	10/04/2024	2,308	$2,302	$2,325
CPI Acquisition, Inc.	Services: Consumer	5.96% (LIBOR +4.5%)	08/14/2015	08/17/2022	4,187	$4,084	$3,057

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
CryoLife Inc	Healthcare & Pharmaceuticals	5.36% (LIBOR +4%)	11/15/2017	12/02/2024	2,000	$1,990	$2,020
CT Technologies Intermediate Holdings, Inc	Healthcare & Pharmaceuticals	5.82% (LIBOR +4.25%)	02/11/2015	12/01/2021	1,940	$1,946	$1,939
Cvent, Inc.	Services: Business	5.32% (LIBOR +3.75%)	06/16/2016	11/29/2024	1,990	$1,972	$1,995
Deerfield Holdings Corp	Banking, Finance, Insurance & Real Estate	3.25% (LIBOR +3.25%)	12/06/2017	12/06/2024	250	$249	$251
DigiCert, Inc.	Services: Business	6.13% (LIBOR +4.75%)	09/20/2017	10/31/2024	1,000	$995	$1,014
DXP Enterprises, Inc.	Energy: Oil & Gas	7.07% (LIBOR +5.5%)	08/16/2017	08/29/2023	1,496	$1,482	$1,511
EmployBridge Holding Co.	Services: Business	8.19% (LIBOR +6.5%)	02/04/2015	05/15/2020	2,912	$2,907	$2,844
EnergySolutions, LLC	Environmental Industries	6.45% (LIBOR +4.75%)	07/28/2017	05/29/2020	3,727	$3,774	$3,783
Evo Payments International, LLC	Services: Business	5.57% (LIBOR +4%)	12/08/2016	12/22/2023	2,620	$2,598	$2,646
Fairmount Santrol Holdings Inc.	Metals & Mining	7.69% (LIBOR +6%)	10/27/2017	11/01/2022	2,000	$1,971	$2,028
Freedom Mortgage Corporation	Banking, Finance, Insurance & Real Estate	6.96% (LIBOR +5.5%)	02/17/2017	02/23/2022	2,956	$2,948	$3,002
FullBeauty Brands LP	Retail	6.32% (LIBOR +4.75%)	03/08/2016	10/14/2022	3,929	$3,729	$2,325
Gold Standard Baking, Inc.	Wholesale	6.25% (LIBOR +4.5%)	05/19/2015	04/23/2021	2,925	$2,917	$2,918
Green Plains Inc	Chemicals, Plastics & Rubber	7.07% (LIBOR +5.5%)	08/18/2017	08/29/2023	1,425	$1,411	$1,439
Gruden Acquisition Inc.	Transportation: Cargo	7.19% (LIBOR +5.5%)	06/21/2017	08/18/2022	1,990	$1,945	$1,998
Gulf Finance, LLC	Energy: Oil & Gas	6.95% (LIBOR +5.25%)	08/17/2016	08/25/2023	1,946	$1,899	$1,756
Heartland Dental LLC	Services: Consumer	6.45% (LIBOR +4.75%)	07/28/2017	07/31/2023	1,000	$995	$1,015
Higginbotham Insurance Agency, Inc.	Banking, Finance, Insurance & Real Estate	3.75% (LIBOR +3.75%)	12/14/2017	11/30/2024	5,000	$4,975	$5,013
Idera Inc	High Tech Industries	6.57% (LIBOR +5%)	06/27/2017	06/28/2024	2,356	$2,334	$2,358
Impala Private Holdings II LLC	Services: Business	5.7% (LIBOR +4%)	11/10/2017	11/14/2024	1,667	$1,658	$1,661
Infoblox Inc.	High Tech Industries	6.57% (LIBOR +5%)	11/03/2016	11/07/2023	2,205	$2,168	$2,221
Insurance Technologies	Banking, Finance, Insurance & Real Estate	7.74% (LIBOR +6.5%)	03/26/2015	12/15/2021	3,406	$3,377	$3,406

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Insurance Technologies(4)	Banking, Finance, Insurance & Real Estate	0.5% (LIBOR +0.5%)	03/26/2015	12/15/2021	137	$(1)	$—
Jackson Hewitt Tax Service Inc	Services: Consumer	8.38% (LIBOR +7%)	07/24/2015	07/30/2020	931	$921	$923
Kemet Corporation	High Tech Industries	7.57% (LIBOR +6%)	04/21/2017	04/26/2024	975	$948	$986
Kestra Financial, Inc.	Banking, Finance, Insurance & Real Estate	6.94% (LIBOR +5.25%)	06/10/2016	06/24/2022	3,940	$3,896	$3,940
KMG Chemicals Inc	Chemicals, Plastics & Rubber	4.32% (LIBOR +2.75%)	06/13/2017	06/15/2024	809	$805	$813
Lindblad Expeditions Inc	Hotel, Gaming & Leisure	6.34% (LIBOR +4.5%)	06/23/2015	05/08/2021	2,591	$2,600	$2,610
Lyons Magnus Inc aka	Consumer goods: Non-Durable	5.68% (LIBOR +4.25%)	11/03/2017	11/11/2024	2,500	$2,488	$2,527
Margaritaville Holdings LLC	Beverage, Food & Tobacco	7.46% (LIBOR +6%)	03/12/2015	03/12/2021	4,177	$4,155	$4,177
MCS Group Holdings LLC	Services: Business	6.25% (LIBOR +4.75%)	05/12/2017	05/20/2024	1,990	$1,981	$2,005
MDVIP Inc	Services: Business	5.66% (LIBOR +4.25%)	11/10/2017	11/14/2024	3,040	$3,025	$3,048
Merrill Communications LLC	Media: Advertising, Printing & Publishing	6.63% (LIBOR +5.25%)	05/29/2015	06/01/2022	1,750	$1,743	$1,765
Meter Readings Holding, LLC	Utilities: Electric	7.23% (LIBOR +5.75%)	08/17/2016	08/29/2023	2,967	$2,941	$2,982
Morphe, LLC	Retail	7.69% (LIBOR +6%)	02/21/2017	02/10/2023	2,888	$2,850	$2,873
Nasco Healthcare, Inc.	Healthcare & Pharmaceuticals	6.07% (LIBOR +4.5%)	07/13/2015	06/30/2021	4,536	$4,523	$4,513
New Insight Holdings Inc	Services: Business	7.13% (LIBOR +5.5%)	12/08/2017	12/20/2024	2,000	$1,900	$1,918
NextCare, Inc.	Healthcare & Pharmaceuticals	7.57% (LIBOR +6%)	08/21/2015	07/31/2018	2,919	$2,916	$2,919
Oak Point Partners, LLC	Banking, Finance, Insurance & Real Estate	7.32% (LIBOR +5.75%)	09/13/2017	09/13/2023	3,000	$2,964	$2,978
OB Hospitalist Group Inc	Healthcare & Pharmaceuticals	5.61% (LIBOR +4.25%)	08/08/2017	08/01/2024	2,400	$2,389	$2,424
Odyssey Logistics & Technology Corp	Transportation: Cargo	5.82% (LIBOR +4.25%)	10/06/2017	10/12/2024	2,000	$1,990	$2,010
Pre-Paid Legal Services, Inc	Services: Business	6.82% (LIBOR +5.25%)	05/21/2015	07/01/2019	828	$826	$831
Project Leopard Holdings Inc	High Tech Industries	7.19% (LIBOR +5.5%)	06/21/2017	07/07/2023	1,746	$1,742	$1,760
PSC Industrial Outsourcing, LP	Environmental Industries	5.71% (LIBOR +4.25%)	10/05/2017	10/11/2024	2,000	$1,981	$2,030
PT Holdings LLC	Wholesale	5.57% (LIBOR +4%)	12/04/2017	12/09/2024	3,000	$2,985	$3,018

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Quest Software	High Tech Industries	6.92% (LIBOR +5.5%)	11/09/2017	10/31/2022	2,725	$2,706	$2,773
Red Ventures LLC	Media: Diversified & Production	4.25% (LIBOR +4%)	10/18/2017	11/08/2024	2,494	$2,470	$2,495
Riverbed Technology, Inc.	High Tech Industries	4.82% (LIBOR +3.25%)	02/25/2015	04/24/2022	966	$962	$953
SCS Holdings Inc	Services: Business	5.82% (LIBOR +4.25%)	11/20/2015	10/30/2022	1,807	$1,796	$1,821
Silverback Merger Sub Inc	High Tech Industries	5.44% (LIBOR +4%)	08/11/2017	08/21/2024	1,197	$1,194	$1,210
Sirva Worldwide, Inc.	Transportation: Cargo	7.99% (LIBOR +6.5%)	11/18/2016	11/22/2022	2,878	$2,818	$2,906
SMS Systems Maintenance Services Inc	Services: Business	6.57% (LIBOR +5%)	02/09/2017	10/30/2023	2,970	$2,957	$2,554
Starfish- V Merger Sub Inc	High Tech Industries	6.69% (LIBOR +5%)	08/11/2017	08/16/2024	1,247	$1,235	$1,220
TerraForm AP Acquisition Holdings LLC	Energy: Electricity	5.94% (LIBOR +4.25%)	10/11/2016	06/27/2022	868	$868	$873
Thoughtworks, Inc.	High Tech Industries	6.07% (LIBOR +4.5%)	10/06/2017	10/11/2024	3,000	$2,993	$3,008
TKC Holdings Inc	Consumer goods: Durable	5.67% (LIBOR +4.25%)	06/08/2017	02/01/2023	298	$296	$300
TOMS Shoes LLC	Retail	6.98% (LIBOR +5.5%)	12/18/2014	10/30/2020	1,945	$1,873	$1,157
Tupelo Buyer Inc	Transportation: Consumer	5.64% (LIBOR +4.25%)	10/02/2017	10/07/2024	1,600	$1,585	$1,618
TV Borrower US LLC	High Tech Industries	6.44% (LIBOR +4.75%)	02/16/2017	02/22/2024	993	$988	$998
US Renal Care Inc	Healthcare & Pharmaceuticals	5.94% (LIBOR +4.25%)	11/17/2015	12/30/2022	1,960	$1,946	$1,936
US Salt LLC	Chemicals, Plastics & Rubber	4.75% (LIBOR +4.75%)	11/30/2017	12/01/2023	3,000	$2,970	$3,000
US Shipping Corp	Utilities: Oil & Gas	5.82% (LIBOR +4.25%)	03/09/2016	06/26/2021	211	$203	$189
Utility One Source L.P.	Construction & Building	7.07% (LIBOR +5.5%)	04/07/2017	04/18/2023	995	$986	$1,019
Verdesian Life Sciences LLC	Chemicals, Plastics & Rubber	6.38% (LIBOR +5%)	12/09/2014	07/01/2020	2,119	$1,944	$1,907
Vertiv Group Corporation	Capital Equipment	5.35% (LIBOR +4%)	09/30/2016	11/30/2023	1,504	$1,465	$1,505
Viewpoint Inc	High Tech Industries	5.94% (LIBOR +4.25%)	07/18/2017	07/19/2024	998	$993	$1,002
Weight Watchers International, Inc.	Beverage, Food & Tobacco	6.23% (LIBOR +4.75%)	11/20/2017	11/29/2024	2,700	$2,647	$2,721
Wirepath Home Systems LLC	Services: Business	6.87% (LIBOR +5.25%)	07/31/2017	08/05/2024	2,993	$2,978	$3,034

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Women’s Care Florida LLP	Healthcare & Pharmaceuticals	6.07% (LIBOR +4.5%)	08/18/2017	09/29/2023	5,000	$4,976	$4,994
Zenith Merger Sub, Inc.	Services: Business	7.06% (LIBOR +5.5%)	12/22/2017	12/13/2023	3,000	$2,970	$2,970
Zest Holdings LLC	Healthcare & Pharmaceuticals	5.82% (LIBOR +4.25%)	04/13/2017	08/16/2023	1,985	$1,981	$2,006

Total United States of America						$223,014	$220,603

Total Senior Secured First Lien Term Loans						$230,663	$228,426

Second Lien Term Loans
Luxembourg
Lully Finance S.a.r.l.	Telecommunications	10.069% (LIBOR +8.5%)	07/31/2015	10/16/2023	1,000	$993	$985

Total Luxembourg						$993	$985

United States of America
ABG Intermediate Holdings 2 LLC	Consumer goods: Durable	9.44% (LIBOR +7.75%)	09/26/2017	09/29/2025	2,333	$2,316	$2,368
BJ’s Wholesale Club, Inc.	Beverage, Food & Tobacco	8.95% (LIBOR +7.5%)	01/27/2017	02/03/2025	3,000	2,987	2,939
CH Hold Corp	Automotive	8.82% (LIBOR +7.25%)	01/26/2017	02/03/2025	1,000	996	1,023
Constellis Holdings, LLC	Aerospace & Defense	10.69% (LIBOR +9%)	04/18/2017	04/21/2025	1,000	986	1,003
DigiCert, Inc.	Services: Business	9.38% (LIBOR +8%)	09/20/2017	10/31/2025	750	746	756
DiversiTech Holdings Inc	Capital Equipment	9.2% (LIBOR +7.5%)	05/18/2017	06/02/2025	2,000	1,981	2,025
Gruden Acquisition Inc.	Transportation: Cargo	10.19% (LIBOR +8.5%)	07/31/2015	08/18/2023	500	482	499
Midwest Physician Administrative Services, LLC	Healthcare & Pharmaceuticals	8.42% (LIBOR +7%)	08/11/2017	08/15/2025	1,000	990	1,006
Optiv Security Inc	Services: Business	8.63% (LIBOR +7.25%)	01/19/2017	01/31/2025	1,500	1,493	1,352
Pathway Partners Vet Management	Healthcare & Pharmaceuticals	9.57% (LIBOR +8%)	10/04/2017	10/10/2025	1,389	1,375	1,382
Pathway Partners Vet Management(6)	Healthcare & Pharmaceuticals	8% (LIBOR +8%)	10/04/2017	10/10/2025	611	(6)	(3)
Red Ventures LLC	Media: Diversified & Production	9.57% (LIBOR +8%)	10/18/2017	11/08/2025	544	536	545

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
SESAC Holdco II LLC	Media: Diversified & Production	8.73% (LIBOR +7.25%)	02/13/2017	02/24/2025	1,000	991	986
TKC Holdings Inc	Consumer goods: Durable	9.42% (LIBOR +8%)	01/31/2017	02/01/2024	1,850	1,836	1,864
TV Borrower US LLC	High Tech Industries	9.94% (LIBOR +8.25%)	02/16/2017	02/22/2025	1,000	987	995
Viewpoint Inc	High Tech Industries	9.94% (LIBOR +8.25%)	07/18/2017	07/21/2025	1,000	991	998
Wash Multifamily Laundry Systems, LLC.	Services: Consumer	8.57% (LIBOR +7%)	05/04/2015	05/15/2023	425	423	423
Wash Multifamily Laundry Systems, LLC.	Services: Consumer	8.57% (LIBOR +7%)	05/04/2015	05/12/2023	75	74	74
Total United States of America						$20,184	$20,235

Total Second Lien Term Loans						$21,177	$21,220

Equity Investments
United States of America
Avaya Inc	Telecommunications		12/15/2017		870	870	754
Total United States of America						$870	$754

Total Equity Investments						$870	$754

Total Investments						$252,710	$250,400

Cash and cash equivalents
Dreyfus Government Cash Management Fund						10,023	10,023
Other cash accounts						614	614

Total Cash and cash equivalents						$10,637	$10,637

(1)	Variable interest rates indexed to 30-day, 60-day, 90-day or 180-day LIBOR rates, at the borrower’s option. LIBOR rates are subject to interest rate floors.
(2)	Represents fair value in accordance with ASC Topic 820.
(3)	Represents a delayed draw commitment of $113, which was unfunded as of December 31, 2017.
(4)	Represents a delayed draw commitment of $137, which was unfunded as of December 31, 2017.
(5)	Represents a delayed draw commitment of $565, which was unfunded as of December 31, 2017.
(6)	Represents a delayed draw commitment of $611, which was unfunded as of December 31, 2017.

Below is certain summarized financial information for Logan JV as of March 31, 2018 and December 31, 2017 and for the three months ended March 31, 2018 and 2017:

Selected Balance Sheet Information

	As of	As of
	March 31, 2018	December 31, 2017
	(Dollars in thousands)	(Dollars in thousands)
Assets:
Investments at fair value (cost of $292,366 and $252,710, respectively)	$291,199	$250,400
Cash	13,455	10,637
Other assets	962	9,605

Total assets	$305,616	$270,642

Liabilities:
Loans payable reported net of unamortized debt issuance costs	$185,853	$168,110
Payable for investments purchased	24,371	15,616
Distribution payable	3,000	3,300
Other liabilities	1,780	1,854

Total liabilities	$215,004	$188,880

Members’ capital	$90,612	$81,762

Total liabilities and members’ capital	$305,616	$270,642

Selected Statement of Operations Information

	For the three months ended March, 31 2018	For the three months ended March, 31 2017
	(Dollars in thousands)	(Dollars in thousands)
Interest income	$4,504	$4,092
Fee income	59	128

Total revenues	4,563	4,220
Credit facility expenses(1)	1,798	1,376
Other fees and expenses	117	76

Total expenses	1,915	1,452

Net investment income	2,648	2,768
Net realized gains	58	227
Net change in unrealized appreciation (depreciation) on investments	1,143	147

Net increase in members’ capital from operations	$3,849	$3,142

(1)

As of March 31, 2018, Logan JV had 188,417 of outstanding debt under its credit facility with an effective interest rate of 3.98% per annum. As of December 31, 2017, Logan JV had $169,632 of outstanding debt under its credit facility with an effective interest rate of 3.92% per annum.

Investment in Tax Receivable Agreement Payment Rights

In June 2012, we invested in a TRA that entitles us to certain payment rights, or TRA Payment Rights, from Duff & Phelps Corporation, or Duff & Phelps. The TRA transfers the economic value of certain tax deductions, or tax benefits, taken by Duff & Phelps to us and entitles us to a stream of payments to be received. The TRA payment right is, in effect, a subordinated claim on the issuing company which can be valued based on the credit risk of the issuer, which includes projected future earnings, the liquidity of the underlying payment right, risk of tax law changes, the effective tax rate and any other factors which might impact the value of the payment right.

Through the TRA, we are entitled to receive an annual tax benefit payment based upon 85% of the savings from certain deductions along with interest. The payments that we are entitled to receive result from cash savings, if any, in U.S. federal, state or local income tax that Duff & Phelps realizes (i) from the tax savings derived from the goodwill and other intangibles created in connection with the Duff & Phelps initial public offering and (ii) from other income tax deductions. These tax benefit payments will continue until the relevant deductions are fully utilized, which was projected to be 16 years from the initial investment date. Pursuant to the TRA, we maintain the right to enforce Duff & Phelps payment obligations as a transferee of the TRA contract. If Duff & Phelps chooses to pre-pay and terminate the TRA, we will be entitled to the present value of the expected future TRA payments. If Duff & Phelps breaches any material obligation then all obligations are accelerated and calculated as if an early termination occurred. Failure to make a payment is a breach of a material obligation if the failure occurs for more than three months.

The projected annual tax benefit payment is accrued on a quarterly basis and paid annually. The payment is allocated between a reduction in the cost basis of the investment and interest income based upon an amortization schedule. Based upon the characteristics of the investment, we have chosen to categorize the investment in the TRA payment rights as an investment in payment rights.

For the three months ended March 31, 2018 and 2017, we recognized interest income totaling $0.4 million and $0.5 million, respectively, related to the TRA.

Asset Quality

We employ the use of board observation and information rights, regular dialogue with company management and sponsors, and detailed internally generated monitoring reports to actively monitor performance. Additionally, THL Credit has developed a monitoring template that promotes compliance with these standards and that is used as a tool to assess investment performance relative to plan.

As part of the monitoring process, the Advisor assesses the risk profile of each of our investments and assigns each portfolio investment a score of a 1, 2, 3, 4 or 5

The investment performance scores, or IPS, are as follows:

1 – The portfolio investment is performing above our underwriting expectations.

2 – The portfolio investment is performing as expected at the time of underwriting. All new investments are initially scored a 2.

3 – The portfolio investment is operating below our underwriting expectations and requires closer monitoring. The company may be out of compliance with financial covenants, however, principal or interest payments are generally not past due.

4 – The portfolio investment is performing materially below our underwriting expectations and returns on our investment are likely to be impaired. Principal or interest payments may be past due, however, full recovery of principal and interest payments are expected.

5 – The portfolio investment is performing substantially below expectations and the risk of the investment has increased substantially. The company is in payment default and the principal and interest payments are not expected to be repaid in full.

For purposes of clarity, underwriting as referenced herein may be redetermined after the initial investment as a result of a transformative credit event or other material event whereby such initial underwriting is deemed by the Advisor to be no longer appropriate for the purpose of assessing investment performance relative to plan. For any investment receiving a score of a 3 or lower THL Credit Advisors will increase their level of focus and prepare regular updates for the investment committee summarizing current operating results, material impending events and recommended actions.

The Advisor monitors and, when appropriate, changes the investment scores assigned to each investment in our portfolio. In connection with our investment valuation process, the Advisor and board of directors review these investment scores on a quarterly basis. Our average investment score was 2.26 and 2.24 at March 31, 2018 and December 31, 2017, respectively. The following is a distribution of the investment scores of our portfolio companies at March 31, 2018 and December 31, 2017 (in millions):

	March 31, 2018				December 31, 2017
Investment Score	Amortized Cost	% of Total Portfolio based on Amortized Cost	Fair Value	% of Total Portfolio based on FV	Amortized Cost	% of Total Portfolio based on Amortized Cost	Fair Value	% of Total Portfolio based on FV
1(a)	$62.7	10.1%	$68.8	11.5%	$63.1	9.9%	$69.4	11.4%
2(b)	437.3	70.4%	437.2	72.8%	436.1	68.1%	437.9	71.9%
3(c)	54.3	8.7%	47.1	7.9%	69.4	10.8%	60.7	10.0%
4(d)	23.6	3.8%	23.6	3.9%	28.4	4.4%	20.0	3.3%
5(e)	43.7	7.0%	23.2	3.9%	43.4	6.8%	20.7	3.4%

Total	$621.6	100.0%	$599.9	100.0%	640.4	100.0%	608.7	100.0%

(a)	As of March 31, 2018 and December 31, 2017, Investment Score “1” included $0.0 million and $0.0 million, respectively, of loans to companies in which we also hold equity securities.
(b)	As of March 31, 2018 and December 31, 2017, Investment Score “2” included $148.0 million and $147.3 million, respectively, of loans to companies in which we also hold equity securities.
(c)	As of March 31, 2018 and December 31, 2017, Investment Score “3” included $35.2 million and $48.9 million, respectively, of loans to companies in which we also hold equity securities.
(d)	As of March 31, 2018 and December 31, 2017, Investment Score “4” included no loans to companies in which we also hold equity securities.
(e)	As of March 31, 2018 and December 31, 2017, Investment Score “5” included $13.1 million and $12.6, respectively, of loans to companies in which we also hold equity securities.

Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or when it is no longer probable that principal or interest will be collected. However, we may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. As of March 31, 2018, we had loans on non-accrual status with an amortized cost basis of $41.4 million and fair value of $5.7 million. As of December 31, 2017, we had loans on non-accrual status with an amortized cost basis of $56.3 million and fair value of $21.0 million. For additional information, please refer to the Consolidated Schedules of Investments as of March 31, 2018 and December 31, 2017. We record the reversal of any previously accrued income against the same income category reflected in the Consolidated Statement of Operations.

Results of Operations

Comparison of the three months ended March 31, 2018 and 2017

Investment Income

We generate revenues primarily in the form of interest on the debt and other income-producing securities we hold. Other income-producing securities include investments in funds and an investment in payment rights. Our investments in fixed income instruments generally have an expected maturity of five to seven years, and typically bear interest at a fixed or floating rate. Interest on our debt securities is generally payable quarterly. Payments of principal of our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt instruments and preferred stock investments may defer payments of dividends or pay interest in-kind, or PIK. Any outstanding principal amount of our debt securities and any accrued but unpaid interest will generally become due at the maturity date. The level of interest income we receive is directly related to the balance of interest-bearing investments multiplied by the weighted average yield of our investments. In addition to interest income, we may receive dividends and other distributions related to our equity investments. We may also generate revenue in the form of fees from the management of Greenway and Greenway II, prepayment premiums, commitment, loan origination, structuring or due diligence fees, exit fees, amendment fees, portfolio company administration fees, fees for providing significant managerial assistance and consulting fees. These fees may or may not be recurring in nature as part of our normal business operations. We will disclose below what amounts, if any, are material non-recurring fees that have been recorded as income during each respective period.

The following shows the breakdown of investment income for the three months ended March 31, 2018 and 2017 (in millions):

	Three months ended March 31,
	2018	2017
Interest income on debt securities
Cash interest	$11.6	$12.5
PIK interest	0.2	0.8
Prepayment premiums	0.1	0.1
Net accretion of discounts and other fees	0.7	1.1

Total interest on debt securities	12.6	14.5
Dividend income	2.6	3.1
Interest income on other income-producing securities	1.0	1.3
Fees related to Greenway and Greenway II	0.3	0.3
Other income(1)	0.2	0.6

Total investment income	$16.7	$19.8

(1)	For the three months ended March 31, 2018 and 2017, we recognized $0.1 and $0.1 million, respectively, of non-recurring fees from portfolio companies.

The decrease in investment income between the three month periods was primarily due to the contraction in overall investment portfolio since March 31, 2017, which led to lower interest income, and lower dividend income from certain equity investments.

The following shows a rollforward of PIK income activity for the three months ended March 31, 2018 and 2017 (in millions):

	Three months ended March 31,
	2018	2017
Accumulated PIK balance, beginning of period	$3.9	$3.1
PIK income capitalized/receivable	0.2	0.9

Accumulated PIK balance, end of period	$4.1	$4.0

In certain investment transactions, we may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned. We earned no income from advisory services related to portfolio companies for the three months ended March 31, 2018 and 2017.

Expenses

Our primary operating expenses include the payment of base management fees, an incentive fee, borrowing expenses related to our credit facilities and Notes, and expenses reimbursable under the investment management agreement and the allocable portion of overhead under the administration and investment management agreements (“administrator expenses”). The base management fee compensates the Advisor for work in identifying, evaluating, negotiating, closing and monitoring our investments. Our investment management agreement and administration agreement provides that we will reimburse the Advisor for costs and expenses incurred by the Advisor for facilities, office equipment and utilities allocable to the performance by the Advisor of its duties under the agreements, as well as any costs and expenses incurred by the Advisor relating to any administrative or operating services provided by the Advisor to us. We bear all other costs and expenses of our operations and transactions.

The following shows the breakdown of expenses for the three months ended March 31, 2018 and 2017 (in millions):

	Three months ended March 31,
	2018	2017
Expenses
Interest and fees on Borrowings(a)	$3.9	$4.3
Base management fees	2.3	2.6
Incentive fees(b)	—	1.3
Other expenses	1.0	0.9
Administrator expenses	0.6	0.8

Total expenses	7.8	9.9
Income tax provision, excise and other taxes(c)	0.1	0.2

Total expenses after taxes	$7.9	$10.1

(a)	Interest, fees and amortization of deferred financing costs related to our Revolving Facility, Term Loan Facility, and Notes.
(b)	For the three months ended March 31, 2018 and 2017, the ordinary income incentive fee expense was $0 and $1.3 million.
(c)

Amounts include the income taxes related to earnings by our consolidated corporate subsidiaries established to hold equity or equity-like portfolio company investments organized as pass-through entities and excise taxes related to our undistributed earnings and other taxes.

The decrease in operating expenses between the three month periods was due primarily to lower net incentive fees due to portfolio performance, lower borrowing expenses due to a decrease in average borrowings outstanding and lower base management fees as a result of portfolio contraction.

We expect certain of our operating expenses, including administrator expenses, professional fees and other general and administrative expenses to decline as a percentage of our total assets during periods of growth and increase as a percentage of our total assets during periods of asset declines.

Net Investment Income

Net investment income was $8.8 million, or $0.27 per common share based on a weighted average of 32,673,590 common shares outstanding for the three months ended March 31, 2018, as compared to $9.7 million, or $0.29 per common share based on a weighted average of 32,925,369 common shares outstanding for the three months ended March 31, 2017.

The decrease in net investment income between the three month periods is primarily attributable a decrease in interest on debt and other income-producing investments due to portfolio contraction and additional loans put on non-accrual status.

Net Realized Gains and Losses on Investments, net of income tax provision

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized.

The following shows the breakdown of net realized gains and losses for the three months ended March 31, 2018 and 2017 (in millions):

	For the three months ended March 31,
	2018	2017
Aerogroup International Inc.(1)	$(4.9)	$—
Charming Charlie LLC(2)	(8.3)	—
Flagship VII, Ltd.	—	(0.8)
Flagship VIII, Ltd.	—	(0.7)
Gryphon Partners 3.5, L.P.	—	0.6
Other	0.1	—

Net realized losses	$(13.1)	$(0.9)

(1)

During the three months ended March 31, 2018, Aerogroup International Inc. was sold through bankruptcy proceedings and we received $2.5 million in proceeds with an additional $8.0 million reflected as escrow receivable. A realized loss on the investment of $4.9 million was offset by a reversal of unrealized prior period depreciation of $2.2 million.

(2)

During the three months ended March 31, 2018, our commitment in the DIP facilities allowed us to convert $17.9 million of principal of our Pre-petition Term Loan into a DIP Roll-up Term Loan. As part of this conversion and in accordance with debt extinguishment rules under GAAP, we recorded a realized loss of $8.4 million, which was offset by a corresponding change in unrealized appreciation in the same amount. See “Consolidated Financial Statements—Consolidated Schedule of Investments as of March 31, 2018” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Recent Developments”.

Net Change in Unrealized Appreciation (Depreciation) of Investments

Net change in unrealized appreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded appreciation or depreciation when gains or losses are realized.

The following shows the breakdown in the changes in unrealized appreciation of investments for the three months ended March 31, 2018 and 2017 (in millions):

	Three months ended March 31,
	2018	2017
Gross unrealized appreciation on investments	$4.7	$5.7
Gross unrealized depreciation on investments	(5.1)	(10.9)
Reversal of prior period net unrealized depreciation (appreciation) upon a realization	10.4	1.5

Total	$10.0	$(3.7)

The net change in unrealized appreciation (depreciation) on our investments for the three months ended March 31, 2018 and 2017 was primarily the result of the reversal of prior period net unrealized depreciation related to certain restructured and exited investments and the performance of certain portfolio investments, including certain control investments. See Schedule 12-14 in the accompanying notes to the consolidated financial statements.

Provision for Taxes on Unrealized Gains on Investments

Certain consolidated subsidiaries of ours are subject to U.S. federal and state income taxes. These taxable entities are not consolidated with the Company for income tax purposes and may generate income tax liabilities or assets from temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries. For the three months ended March 31, 2018 and 2017, we recognized a provision benefit for tax on unrealized gains on investments of ($0.0) million and $0.2 million for consolidated subsidiaries, respectively. As of March 31, 2018 and December 31, 2017, $1.8 million and $2.3 million, respectively, were included in deferred tax liability on the Consolidated Statements of Assets and Liabilities relating to deferred tax on unrealized gain on investments. The change in provision for tax on unrealized gains on investments relates primarily to changes to the unrealized appreciation (depreciation) of the investments held in these taxable consolidated subsidiaries, other temporary differences and a change in the prior year estimates received from certain portfolio companies.

Realized and Unrealized Appreciation (Depreciation) of Interest Rate Derivative

The interest rate derivative was entered into on May 10, 2012 and expired on May 10, 2017. Unrealized depreciation reflects the value of the interest rate derivative agreement at the end of the reporting period. For the three months ended March 31, 2017, the net change of unrealized appreciation (depreciation) on interest rate derivative totaled $0.0 million, which is listed under net change in unrealized appreciation (depreciation) on interest rate derivatives in the Consolidated Statement of Operations.

We measure realized gains or losses on the interest rate derivative based upon the difference between the proceeds received or the amount paid on the interest rate derivative. For the three months ended March 31, 2017, we realized a loss of $0.0 million as interest rate derivative periodic interest payments, net on the Consolidated Statement of Operations.

Net Increase in Net Assets Resulting from Operations

Net increase (decrease) in net assets resulting from operations totaled $6.3 million, or $0.19 per common share based on a weighted average of 32,673,590 common shares for the three months ended March 31, 2018, as compared to $5.3 million, or $0.16 per common share based on a weighted average of 32,925,369 common shares for the three months ended March 31, 2017, respectively.

The changes in net assets from operations between the three months ended March 31, 2018 and 2017 is due primarily to the fluctuation of the realized and unrealized gains and losses in the portfolio.

Results of Operations

Comparison of the years ended December 31, 2017, 2016 and 2015

Investment Income

We generate revenues primarily in the form of interest on the debt and other income-producing securities we hold. Other income-producing securities include investments in funds and an investment in payment rights. Our investments in fixed income instruments generally have an expected maturity of five to seven years, and typically bear interest at a fixed or floating rate. Interest on our debt securities is generally payable quarterly. Payments of principal of our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt instruments and preferred stock investments may defer payments of dividends or pay interest in-kind, or PIK. Any outstanding principal amount of our debt securities and any accrued but unpaid interest will generally become due at the maturity date. The level of interest income we receive is directly related to the balance of interest-bearing investments multiplied by the weighted average yield of our investments. In addition to interest income, we may receive dividends and other distributions related to our equity investments. We may also generate revenue in the form of fees from the management of Greenway and Greenway II (see “Related Party Transactions”), prepayment premiums, commitment, loan origination, structuring or due diligence fees, exit fees, amendment fees, portfolio company administration fees, fees for providing significant managerial assistance and consulting fees. These fees may or may not be recurring in nature as part of our normal business operations. We will disclose below what amounts, if any, are material non-recurring fees that have been recorded as income during each respective period.

The following shows the breakdown of investment income for the years ended December 31, 2017, 2016 and 2015 (in millions):

	Years ended December 31,
	2017	2016	2015
Interest income on debt securities
Cash interest	$50.4	$55.9	$68.3
PIK interest	1.7	1.8	3.9
Prepayment premiums	0.1	1.0	0.3
Net accretion of discounts and other fees	4.6	4.3	3.2

Total interest on debt securities	56.8	63.0	75.7
Dividend income	13.5	11.2	4.9
Interest income on other income-producing securities	4.6	6.7	7.8
Fees related to Greenway and Greenway II	1.1	1.6	2.2
Other income (1)	2.8	2.1	3.6

Total investment income	$78.8	$84.6	$94.2

(1)	For the years ended December 31, 2017, 2016 and 2015, we recognized $0.7 million, $0.1 million and $1.3 million, respectively, of non-recurring fees from portfolio companies.

The decrease in investment income from 2016 to 2017 was primarily due to the contraction in overall investment portfolio since December 31, 2016, which led to lower interest income. This decrease was partially offset primarily by an increase in dividend income related to the Logan JV.

This decrease in interest income on debt securities from 2015 to 2016 was partially offset by an increase in dividend income, related to the growth of Logan JV and a full year of dividend income on our investment in C&K Market, Inc., as well as higher amounts of prepayment premiums and accelerated amortization due to a high level of loan repayments during 2016.

The following shows a rollforward of PIK income activity for the years ended December 31, 2017, 2016 and 2015 (in millions):

	Years ended December 31,
	2017	2016	2015
Accumulated PIK balance, beginning of period	$3.1	$9.3	$7.0
PIK income capitalized/receivable	2.2	2.3	4.6
PIK received in cash from repayments	—	(1.8)	(2.3)
PIK reduced through restructurings/sales	(0.1)	(6.7)	—
PIK deemed uncollectible	(1.3)	—	—

Accumulated PIK balance, end of period	$3.9	$3.1	$9.3

In certain investment transactions, we may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned. We earned no income from advisory services related to portfolio companies for the years ended December 31, 2017, 2016 and 2015.

Expenses

Our primary operating expenses include the payment of base management fees, an incentive fee, borrowing expenses related to our credit facilities and Notes, and expenses reimbursable under the investment management agreement and the allocable portion of overhead under the administration and investment management agreements (“administrator expenses”). The base management fee compensates the Advisor for work in identifying, evaluating, negotiating, closing and monitoring our investments. Our investment management agreement and administration agreement provides that we will reimburse the Advisor for costs and expenses incurred by the Advisor for facilities, office equipment and utilities allocable to the performance by the Advisor of its duties under the agreements, as well as any costs and expenses incurred by the Advisor relating to any administrative or operating services provided by the Advisor to us. We bear all other costs and expenses of our operations and transactions.

The following shows the breakdown of expenses for the years ended December 31, 2017, 2016 and 2015 (in millions):

	Years ended December 31,
	2017	2016	2015
Expenses
Interest and fees on Borrowings (a)	$18.8	$16.2	$14.5
Base management fees	10.4	11.0	11.8
Incentive fees (b)	3.2	4.5	11.9
Other expenses	4.5	4.4	4.9
Administrator expenses	2.9	3.6	3.7

Total expenses before incentive fee waiver	39.8	39.7	46.8
Incentive fee waiver	(0.8)	—	—

Total expenses, net of incentive fee waiver	39.0	39.7	46.8
Income tax provision, excise and other taxes (c)	0.1	0.2	(0.2)

Total expenses after taxes	$39.1	$39.9	$46.6

(a)

Interest, fees and amortization of deferred financing costs related to our Revolving Facility, Term Loan Facility, and Notes. For the year ended December 31, 2017, we accelerated the amortization of $1.2 million of deferred financing costs in connection with the paydown of our Term Loan Facility and amendment to our Revolving Facility. For the year ended December 31, 2016, we accelerated the amortization of $0.4 million of deferred financing costs in connection with the partial paydown of our Term Loan Facility. For the year ended December 31, 2015, we accelerated the amortization of $0.3 million of deferred financing costs in connection with the August 19, 2015 amendment.

(b)

For the years ended December 31, 2017, 2016, and 2015, the ordinary income incentive fee expense was $2.4 million, $4.5 million and $11.9 million, which included fee waivers of $0.8 million, $0 and $0, respectively. See “Related Party Transactions”.

(c)

Amounts include the income taxes related to earnings by our consolidated corporate subsidiaries established to hold equity or equity-like portfolio company investments organized as pass-through entities and excise taxes related to our undistributed earnings and other taxes.

The decrease in expenses from 2016 to 2017 was due primarily to lower incentive fees due to portfolio performance, lower base management fees as a result of portfolio contraction, and lower administrator expenses. This decrease was partially offset by higher costs related to borrowings, including higher accelerated deferred financing costs as noted in the table above.

The decrease in expenses from 2015 to 2016 was due primarily to lower incentive fees as a result of realized and unrealized losses in the portfolio and lower management fees as a result of portfolio contraction. This decrease was offset by an increase in interest and fees on borrowings as a result of increased outstanding amounts of our Notes and an increased tax provision from our blocker corporation investments.

We expect certain of our expenses, including administrator expenses, professional fees and other general and administrative expenses to decline as a percentage of our total assets during periods of growth and increase as a percentage of our total assets during periods of asset declines. Additionally, as a result of our new incentive fee structure, expenses for incentives fees may decrease in the 2018 fiscal year.

Net Investment Income

Net investment income was $39.7 million, or $1.21 per common share based on a weighted average of 32,797,233 common shares outstanding for the year ended December 31, 2017, as compared to $44.7 million, or $1.35 per common share based on a weighted average of 33,197,100 common shares outstanding for the year ended December 31, 2016, as compared to $47.6 million, or $1.41 per common share based on a weighted average of 33,636,806 common shares outstanding for the year ending December 31, 2015.

The decrease in net investment income from 2016 to 2017 is primarily attributable a decrease in interest on debt and other income-producing investments due to portfolio contraction and additional loans put on non-accrual status. This was partially offset by higher dividend income related to the Logan JV.

The decrease in net investment income from 2015 to 2016 is primarily attributable to a decrease in interest on debt investments due to portfolio contraction, additional loans put on non-accrual status or restructured and a decrease in other income related to fees earned on certain portfolio investments. This was partially offset by lower incentive fees as a result of net realized and unrealized losses in the portfolio and the increase in dividend income related to the Logan JV and certain portfolio investments.

Net Realized Gains and Losses on Investments, net of income tax provision

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized.

The following shows the breakdown of net realized gains and losses for the years ended December 31, 2017, 2016 and 2015 (in millions):

	For the years ended December 31,
	2017	2016	2015
Airborne Tactical Advantage Company, LLC	—	0.7	—
Copperweld Bimetallics, LLC (1)	—	(1.5)	—
CRS Reprocessing, LLC (2)	(11.9)	—	—
Food Processing Holdings, LLC	0.7	—	—
Flagship VII, Ltd.	(0.8)	—	—
Flagship VIII, Ltd.	(0.6)	—	—
Dimont & Associates, Inc. (3)	—	(10.9)	—
Dryden CLO, Ltd.	—	(1.1)	—
Gryphon Partners 3.5, L.P.	0.6	0.7	—
Hostway	(1.0)	—	—
OEM Group, LLC (4)	—	(6.2)	—
Loadmaster Derrick & Equipment, Inc. (5)	—	(6.6)	—
Surgery Center Holdings, Inc.	—	3.7	0.2
Thibaut, Inc. (6)	4.5	—	—
Tri Starr Management Services, Inc. (7)	—	(17.5)	—
Washington Inventory Service (8)	(10.4)	—	—
YP Equity Investors, LLC	1.3	—	—
Other	0.4	(0.1)	—

Net realized (losses)/gains	$(17.2)	$(38.8)	$0.2

(1)

On October 5, 2016, as part of the restructuring in the business, we exchanged the cost basis of our senior secured loan totaling $19.3 million for a debt-like preferred equity position of $3.4 million and a controlled equity position of an affiliate of the business valued at $9.0 million, with $5.4 million remaining as a senior secured term loan. In connection with the restructuring, we recognized a realized loss in the amount of $1.5 million, which was offset by a corresponding change in unrealized appreciation. Refer to the Schedule of Investments in the Consolidated Financial Statements for cost and fair market value at December 31, 2016.

(2)

On September 11, 2017, the Company sold its senior secured term loan realizing proceeds of $3.2 million. In connection with the sale, during the three months ended September 30, 2017, the Company recognized a loss of $11.9 million and reversed $8.1 million of unrealized depreciation.

(3)

On March 14, 2016, as part of a further restructuring of the business, the cost basis of the Company’s equity interest totaling $6.6 million and subordinated term loan totaling $4.5 million was converted to an equity interest in an affiliated entity valued at $0.1 million. In connection with the restructuring, the Company recognized a realized loss in the amount of $10.9 million, which was offset by a $10.8 million change in unrealized appreciation.

(4)

On March 17, 2016, as part of a restructuring of the business, the cost basis of the Company’s first lien loans totaling $33.2 million was converted to a new first lien senior secured term loan of $18.7 million and a controlled equity interest in an affiliated entity valued at $8.3 million. In connection with the restructuring, the Company recognized a realized loss of $6.2 million, which was offset by a $5.6 million change in unrealized appreciation.

(5)

On July 1, 2016, as part of the restructuring, the Company exchanged the cost basis of its senior secured loans totaling $14.7 million for a new senior secured term loan of $7.0 million, a debt-like preferred equity position, valued at $1.1 million, and 10% warrants. As result of the restructuring, the Company recognized a $6.6 million loss on conversion to preferred equity, which was offset by a $5.1 million change in unrealized appreciation. Additionally, the Company made a $1.5 million investment in a first lien senior secured term loan.

(6)

On December 29, 2017, the Company sold its preferred and common equity investments with a cost basis of $4.7 millions for $9.2 million resulting in a realized gain of $4.5 million, which includes an escrow receivable of $0.1 million.

(7)

On July 22, 2016, as part of the restructuring, the Company exchanged the cost basis of its subordinated debt totaling $20.6 million for a controlled equity position of an affiliate of Tri-Starr Management Services, Inc. valued at $3.1 million. As result of the restructuring, the Company recognized a $17.4 million loss on conversion of its subordinated debt investment to common equity, which was offset by a $17.4 million change in unrealized appreciation. Additionally, the Company made a $8.8 million investment in first lien senior secured term loans.

(8)

On June 8, 2017, as part of restructuring the business, the Company agreed to sell its second lien term loan to the first lien lenders for $0.5 million. In connection with the sale, the Company recognized a loss of $10.4 million and reversed $10.1 million of unrealized depreciation.

In connection with the proceeds received from the exit of our equity investment in YP Equity Investors, LLC and affiliated funds held in a consolidated blocker corporation, we recorded an income tax provision on realized gains of $0.8 million, respectively, for the year ended December 31, 2017.

Net Change in Unrealized Appreciation (Depreciation) of Investments

Net change in unrealized appreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded appreciation or depreciation when gains or losses are realized.

The following shows the breakdown in the changes in unrealized appreciation of investments for the years ended December 31, 2017, 2016 and 2015 (in millions):

	Years ended December 31,
	2017	2016	2015
Gross unrealized appreciation on investments	$12.3	$17.3	$15.6
Gross unrealized depreciation on investments	(48.0)	(26.2)	(33.1)
Reversal of prior period net unrealized depreciation (appreciation) upon a realization	5.5	20.2	(0.4)

Total	$(30.2)	$11.3	$(17.9)

During 2017, the largest reductions in value were in our investments in Specialty Brands Holdings, LLC, Charming Charlie, LLC and C&K Market, Inc, an investment where we hold a controlling equity interest. Specialty Brands Holdings, LLC and the Charming Charlie, LLC term loan were on non-accrual status with investment scores of “5” and “4”, respectively, as of December 31, 2017. Charming Charlie, LLC declared chapter eleven bankruptcy in 2017. These reductions were partially offset by an increase in the value of our investments in Tri-Starr Management Services, where we hold a controlling equity interest, and Holland Intermediate Acquisition Corp.

During 2016, the largest reductions in value were our investments in Washington Inventory Service, Charming Charlie, LLC and Hostway Corporation. This was offset by an increase in the value of our investments in Dimont & Associates, Inc., Tri-Starr Management Services, Inc. and OEM Group LLC of approximately $23.3 million, which was a reversal of prior period unrealized depreciation to realized losses of $34.6 million (See “Net Realized Gains and Losses on Investments” above).

During 2015, the largest reductions in value were our investments in Dimont & Associates, Inc., Tri-Starr Management Services, Inc., OEM Group LLC and Logan JV. This was offset by unrealized appreciation in C&K Market, Inc.

Provision for Taxes on Unrealized Gains on Investments

Certain consolidated subsidiaries of ours are subject to U.S. federal and state income taxes. These taxable entities are not consolidated with the Company for income tax purposes and may generate income tax liabilities or assets from temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries. For the years ended December 31, 2017, 2016 and 2015, we recognized a benefit (provision) for tax on unrealized gains on investments of $2.1 million, $0.1 million and ($1.2) million for consolidated subsidiaries, respectively. As of December 31, 2017 and December 31, 2016, $2.3 million and $4.5 million, respectively, were included in deferred tax liability on the Consolidated Statements of Assets and Liabilities relating to deferred tax on unrealized gain on investments. The change in provision for tax on unrealized gains on investments relates primarily to changes to the unrealized appreciation (depreciation) of the investments held in these taxable consolidated subsidiaries, the change in U.S. federal tax rates expected in future years and the exit of our equity investments in YP Equity Investors, LLC in June 2017.

Realized and Unrealized Appreciation (Depreciation) of Interest Rate Derivative

The interest rate derivative was entered into on May 10, 2012 and expired on May 10, 2017. Unrealized depreciation reflects the value of the interest rate derivative agreement at the end of the reporting period. For the years ended December 31, 2017, 2016 and 2015, the net change of unrealized appreciation (depreciation) on interest rate derivative totaled $0.1 million, $0.2 million and $0.0 million, respectively, which is listed under net change in unrealized appreciation (depreciation) on interest rate derivatives in the Consolidated Statements of Operations. The changes were due to capital market changes impacting swap rates.

We measure realized gains or losses on the interest rate derivative based upon the difference between the proceeds received or the amount paid on the interest rate derivative. For the years ended December 31, 2017, 2016 and 2015, we realized a loss of $0.0 million, $0.3 million and $0.4 million, respectively, as interest rate derivative periodic interest payments, net on the Consolidated Statements of Operations. These changes were due to capital market changes impacting swap rates.

Net Increase (Decrease) in Net Assets Resulting from Operations

Net increase (decrease) in net assets resulting from operations totaled ($7.9) million, or ($0.24) per common share based on a weighted average of 32,797,233 common shares for the year ended December 31, 2017, as compared to $17.1 million, or $0.51 per common share based on a weighted average of 33,197,100 common shares for the year ended December 31, 2016, as compared to $28.2 million, or $0.84 per common share based on a weighted average of 33,636,806 common shares for the year ended December 31, 2015.

The changes in net assets from operations between the years ended December 31, 2017, 2016 and 2015 is due primarily to the fluctuation of the realized and unrealized gains and losses in the portfolio.

Financial condition, liquidity and capital resources

Cash Flows from Operating and Financing Activities

Our liquidity and capital resources are derived from our borrowings, equity raises and cash flows from operations, including investment sales and repayments, and investment income earned. Our primary use of funds from operations includes investments in portfolio companies, payment of distributions to the holders of our common stock and payments of fees and other operating expenses we incur. We have used, and expect to continue to use, our borrowings and the proceeds from the turnover in our portfolio and from public and private offerings of securities to finance our investment objectives, to the extent permitted by the 1940 Act.

We may raise additional equity or debt capital through both registered offerings off our shelf registration statement and private offerings of securities, by securitizing a portion of our investments or borrowings from credit facilities. To the extent we determine to raise additional equity through an offering of our common stock at a price below net asset value, existing investors will experience dilution. During our 2017 Annual Stockholder Meeting held on June 6, 2017, our stockholders authorized us, with the approval of our Board of Directors, to sell up to 25% of our outstanding common stock at a price below our then current net asset value per share and to offer and issue debt with warrants or debt convertible into shares of our common stock at an exercise or conversion price that will not be less than the fair market value per share but may be below the then current net asset value per share. This approval will expire on the earlier of June 6, 2018 or the date of our 2018 Annual Meeting of Stockholders. We are seeking similar approval at our 2018 Annual Stockholder Meeting. There can be no assurance that these capital resources will be available.

In December 2014, we closed a public debt offering selling $50.0 million of Notes due in 2021, or the 2021 Notes, including the exercise of the overallotment option, through a group of underwriters, less an underwriting discount, and received net proceeds of $48.5 million. In December 2015 and November 2016, we closed a public debt offering selling $35.0 million and $25.0 million, respectively, of Notes due in 2022, or the 2022 Notes, including the exercise of the overallotment option, through a group of underwriters, less an underwriting discount, and received net proceeds of $34.0 million and $24.3 million, respectively. Collectively, the 2021 Notes and 2022 Notes are referred to as the Notes.

We borrowed $13.5 million under our Revolving Facility for the three months ended March 31, 2018 and repaid $11.4 million our Revolving Facility from proceeds received from prepayments and sales and investment income. We borrowed $39.4 million (includes CAD $29.4 million converted to USD $22.0 million) under our Revolving Facility for the three months ended March 31, 2017 and repaid $14.5 million on our Revolving Facility from prepayments and sales and investment income.

Our operating activities provided (used) cash of $6.4 million and ($19.8) million for the three months ended March 31, 2018 and 2017, respectively, primarily in connection with the purchase and sales of portfolio investments. For the three months ended March 31, 2018, our financing activities included net borrowings of $2.1 million on our Revolving Facility and used $8.8 million for distributions to stockholders. For the three months ended March 31, 2017, our financing activities included net borrowings of $24.9 million on our Revolving Facility and used $8.9 million for distributions to stockholders.

As of March 31, 2018 and December 31, 2017, we had cash of $3.3 million and $3.6 million, respectively. We had no cash equivalents as of March 31, 2018 and December 31, 2017.

We believe cash balances, our Revolving Facility capacity and any proceeds generated from the sale or pay down of investments provides us with the liquidity necessary to acquit our pipeline in the near future.

Borrowings

The following shows a summary of our Borrowings as of March 31, 2018 and December 31, 2017 (in millions):

	As of
	March 31, 2018				December 31, 2017
Facility	Commitments	Borrowings Outstanding(1)	Weighted Average Borrowings Outstanding(2)	Weighted Average Interest Rate	Commitments	Borrowings Outstanding(3)	Weighted Average Borrowings Outstanding(4)	Weighted Average Interest Rate
Revolving Facility(5)	$275.0	$168.8	$166.9	4.34%	$275.0	$167.3	$118.0	4.03%
2021 Notes	50.0	50.0	50.0	6.75%	50.0	50.0	50.0	6.75%
2022 Notes	60.0	60.0	60.0	6.75%	60.0	60.0	60.0	6.75%

Total	$385.0	$278.8	$276.9	5.29%	$385.0	$277.3	$228.0	5.11%

(1)

As of March 31, 2018, excludes deferred financing costs of $1.1 million for the 2021 Notes and $1.7 million for the 2022 Notes presented as a reduction to the respective balances outstanding in the Consolidated Statements of Assets and Liabilities.

(2)	Represents the weighted average borrowings outstanding for the three months ended March 31, 2018.
(3)

As of December 31, 2017, excludes deferred financing costs of $1.2 million for the 2021 Notes and $1.8 million for the 2022 Notes presented as a reduction to the respective balances outstanding in the Consolidated Statements of Assets and Liabilities.

(4)	Represents the weighted average borrowings outstanding for the year ended December 31, 2017.
(5)

We may borrow amounts in U.S. dollars or certain other permitted currencies. As of March 31, 2018, we had outstanding debt denominated in Canadian Dollars (CAD) of CAD $29.4 million on our Revolving Credit Facility. The CAD was converted into USD at a spot exchange rate of $0.78 CAD to $1.00 USD as of March 31, 2018. As of December 31, 2017, we had outstanding debt denominated in Canadian Dollars (CAD) of CAD $29.4 million on our Revolving Facility. The CAD was converted into USD at a spot exchange rate of $0.80 CAD to $1.00 USD as of December 31, 2017.

Credit Facility

On December 15, 2017, we entered into an amendment, or the Revolving Amendment, to our existing revolving credit agreement, or Revolving Facility. The Revolving Amendment revised the Revolving Facility dated August 19, 2015 to, among other things, extend the maturity date from August 2019 to December 2022 (with a one year term out period beginning in December 2021). The one year term out period is the one year anniversary between the revolver termination date, or the end of the availability period, and the maturity date. During this time, we are required to make mandatory prepayments on its loans from the proceeds we receive from the sale of assets, extraordinary receipts, returns of capital or the issuances of equity or debt. The Revolving Amendment also reduced the size of the commitments from $303.5 million to $275.0 million. The Revolving Facility, denominated in US dollars, has an interest rate of LIBOR plus 2.5% (with no LIBOR floor). The Revolving Facility, denominated in Canadian dollars, has an interest rate of CDOR plus 2.5% (with no CDOR floor). The non-use fee is 1.0% annually if we use 35% or less of the Revolving Facility and 0.50% annually if we use more than 35% of the Revolving Facility. We elect the LIBOR or CDOR rates on the loans outstanding on our Revolving Facility, which can have a LIBOR or CDOR period that is one, two, three or nine months. The LIBOR rate on the US dollar borrowings outstanding on its Revolving Facility had a one month LIBOR period as of March 31, 2018. The CDOR rate on the Canadian borrowings outstanding on its Revolving Facility had a one month CDOR period as of March 31, 2018.

As of March 31, 2018, we had United States dollar borrowings of $146.0 million outstanding under the Revolving Facility with a weighted average interest rate of 4.38% and non-United States dollar borrowings denominated in Canadian dollars of CAD $29.4 million ($22.8 million in United States dollars) outstanding under the Revolving Facility with a weighted average interest rate of 4.09%. The borrowings denominated in

Canadian dollars are translated into United States dollars based on the spot rate at each balance sheet date. The impact resulting from changes in foreign exchange rates on the Revolving Facility borrowings is included in unrealized appreciation (depreciation) on foreign currency borrowings in our Consolidated Statements of Operations. The borrowings denominated in Canadian dollars may be positively or negatively affected by movements in the rate of exchange between the United States dollar and the Canadian dollar. This movement is beyond our control and cannot be predicted.

On December 15, 2017, in conjunction with the Revolving Amendment, the $75.0 million Term Loan Facility was refinanced into the Revolving Facility and the Term Loan Facility was terminated. The Term Loan Facility previously had a maturity date of August 2021, an interest rate of LIBOR plus 2.75% (with no LIBOR Floor) and had substantially similar terms to the existing Revolving Facility (as amended by the Revolving Amendment). We had elected the LIBOR rate on our Term Loan, which can have a LIBOR period that is one, two, three or nine months.

Each of the Revolving Facility includes an accordion feature permitting us to expand the Revolving Facility, if certain conditions are satisfied; provided, however, that the aggregate amount of the Revolving Facility, collectively, is capped. The Second Revolving Amendment revised the cap from $600.0 million to $500.0 million.

The Revolving Facility generally requires payment of interest on a quarterly basis for ABR loans (commonly based on the Prime Rate or the Federal Funds Rate), and at the end of the applicable interest period for Eurocurrency loans bearing interest at LIBOR, the interest rate benchmark used to determine the variable rates paid on the Revolving Facility. All outstanding principal is due upon each maturity date. The Revolving Facility also require a mandatory prepayment of interest and principal upon certain customary triggering events (including, without limitation, the disposition of assets or the issuance of certain securities).

Borrowings under the Revolving Facility are subject to, among other things, a minimum borrowing/collateral base. The Facilities have certain collateral requirements and/or covenants, including, but limited to, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) limitations on the creation or existence of agreements that prohibit liens on certain properties of ours and our subsidiaries, and (e) compliance with certain financial maintenance standards including (i) minimum stockholders’ equity, (ii) a ratio of total assets (less total liabilities not represented by senior securities) to the aggregate amount of senior securities representing indebtedness, of us and our consolidated subsidiaries, of not less than 2.00: 1.0, (iii) minimum liquidity, (iv) minimum net worth, and (v) a consolidated interest coverage ratio. In addition to the financial maintenance standards, described in the preceding sentence, borrowings under the Facilities (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in our portfolio.

We cannot be assured that we will be able to borrow funds under the Revolving Facility at any particular time or at all. We are currently in compliance with all financial covenants under the Revolving Facility.

For the three months ended March 31, 2018, we borrowed $13.5 million and repaid $11.4 million under the Revolving Facility. For the three months ended March 31, 2017, we borrowed $39.4 million (includes CAD $29.4 million converted to USD $22.0 million) and repaid $14.5 million under the Revolving Facility.

As of March 31, 2018 and December 31, 2017, the carrying amount of the Company’s outstanding Revolving Facility approximated fair value. The fair values of the our Revolving Facility is determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The fair value of our Revolving Facility is estimated based upon market interest rates and entities with similar credit risk. As of March 31, 2018 and December 31, 2017, the Revolving Facility would be deemed to be Level 3 of the fair value hierarchy.

Interest expense and related fees, excluding amortization of deferred financing costs, of $1.7 million and $2.0 million were incurred in connection with the Facilities during the three months ended March 31, 2018 and 2017, respectively.

Amortization of deferred financing costs of $0.1 million and $0.2 million, respectively, were incurred in connection with the Facilities for the three months ended March 31, 2018 and 2017. As of March 31, 2018, we had $2.7 million of deferred financing costs related to the Revolving Facility, which is presented as an asset. As of December 31, 2017, we had $2.9 million of deferred financing costs related to the Revolving Facility, which is presented as an asset.

In accordance with the 1940 Act, with certain exceptions, we are only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. Our asset coverage as of March 31, 2018 was in excess of 200%. However, recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur under the 1940 Act from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the legislation, we are allowed to increase our leverage capacity if shareholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If we receive shareholder approval, we would be allowed to increase our leverage capacity on the first day after such approval. Alternatively, the legislation allows the majority of our independent directors to approve an increase in our leverage capacity, and such approval would become effective after one year. In either case, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. As a result of this legislation, we may be able to increase our leverage up to an amount that reduces our asset coverage ratio from 200% to 150% if we receive the necessary approval and amend the Revolving Facility and Notes as described below.

Notes

In December 2014, we completed a public offering of $50.0 million in aggregate principal amount of 6.75% notes due 2021, or the 2021 Notes. The 2021 Notes mature on November 15, 2021, and may be redeemed in whole or in part at any time or from time to time at our option on or after November 15, 2017. The 2021 Notes bear interest at a rate of 6.75% per year payable quarterly on March 30, June 30, September 30 and December 30, of each year, beginning December 30, 2014 and trade on the New York Stock Exchange under the trading symbol “TCRX”.

In December 2015 and November 2016, we completed a public offering of $35.0 million and $25.0 million, respectively, in aggregate principal amount of 6.75% notes due 2022, or the 2022 Notes. The 2022 Notes mature on December 30, 2022, and may be redeemed in whole or in part at any time or from time to time at our option on or after December 30, 2018. The 2022 Notes bear interest at a rate of 6.75% per year payable quarterly on March 30, June 30, September 30 and December 30, of each year, beginning March 30, 2016 and trade on the New York Stock Exchange under the trading symbol “TCRZ”. We refer to the 2021 Notes and the 2022 Notes collectively as the Notes.

The Notes are our direct unsecured obligations and rank: (i) pari passu with our other outstanding and future senior unsecured indebtedness; (ii) senior to any of our future indebtedness that expressly provides it is subordinated to the Notes; (iii) effectively subordinated to all our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under our Revolving Facility and Term Loan Facility; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries.

The Base Indenture, as supplemented by the First and Second Supplemental Indentures (the “Indenture”), contains certain covenants including covenants requiring us to comply with (regardless of whether it is subject to) the Section 18 (a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Currently these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings. These covenants are subject to important limitations and exceptions that are described in the Indenture. The Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding Notes in a series may declare such Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period. As of March 31, 2018, we were in compliance with the terms of the Base Indenture and the First and Second Supplemental Indentures governing the Notes. See Note 7 to our consolidated financial statements for more detail on the Notes.

As of March 31, 2018, the carrying amount and fair value of our Notes was $110.0 million and $112.0 million, respectively. As of December 31, 2017, the carrying value and fair value of our 2021 Notes was $110.0 million and $112.7 million, respectively. The fair value of our Notes is determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Notes is based on the closing price of the security, which is a Level 2 input under ASC 820 due to the trading volume.

In connection with the issuance of the 2021 and 2022 Notes, we incurred $4.7 million of fees and expenses. Any of these deferred financing costs are presented as a reduction to the notes payable balance and are being amortized using the effective interest method over the term of the Notes. For the three months ended March 31, 2018 and 2017, we amortized approximately $0.2 million and $0.2 million of deferred financing costs, respectively, which is reflected in amortization of deferred financing costs on the Consolidated Statements of Operations. As of March 31, 2018 and December 31, 2017, we had $2.8 million and $3.0 million, respectively, of remaining deferred financing costs on the Notes, which reduced the notes payable balance on our Consolidated Statements of Assets and Liabilities.

For the three months ended March 31, 2018 and 2017, we incurred interest expense on the Notes of approximately $1.9 and $1.9 million, respectively.

Interest Rate Derivative

On May 10, 2012, we entered into a five-year interest rate swap agreement, or swap agreement, with ING Capital Markets, LLC that expired on May 10, 2017. Under the swap agreement, with a notional value of $50 million, we paid a fixed rate of 1.1425% and received a floating rate based upon the current three month LIBOR rate. We entered into the swap agreement to manage interest rate risk and not for speculative purposes.

We record the change in valuation of the swap agreement in unrealized appreciation (depreciation) as of each measurement period. When the quarterly swap amounts are paid or received under the swap agreement, the amounts are recorded as a realized gain (loss) as interest rate derivative periodic interest payments, net on the Consolidated Statement of Operations.

For the three months ended March 31, 2017, we recognized $0.0 million of realized loss from the swap agreement, which is reflected as interest rate derivative periodic interest payments, net in the Consolidated Statements of Operations.

For the three months ended March 31, 2017, we recognized $0.0 million of net change in unrealized appreciation (depreciation) from the swap agreement, which is listed under net change in unrealized depreciation on interest rate derivative in the Consolidated Statements of Operations.

Commitments and Contingencies and Off-Balance Sheet Arrangements

From time to time, we, or the Advisor, may become party to legal proceedings in the ordinary course of business, including proceedings related to the enforcement of our rights under contracts with our portfolio companies. Neither we, nor the Advisor, are currently subject to any material legal proceedings.

Unfunded commitments to provide funds to portfolio companies are not reflected in our Consolidated Statements of Assets and Liabilities. Our unfunded commitments may be significant from time to time. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. We intend to use cash flow from normal and early principal repayments and proceeds from borrowings and offerings to fund these commitments.

As of March 31, 2018 and December 31, 2017, we have the following unfunded commitments to portfolio companies (in millions):

	As of
	March 31, 2018	December 31, 2017
Unfunded delayed draw facilities
Charming Charlie, LLC	$0.9	$4.5

	0.9	4.5
Unfunded revolving commitments
Hansons Window & Construction, Inc.	0.2	0.2
HealthDrive Corporation	0.3	0.9
Holland Intermediate Acquisition Corp.	3.0	3.0
The John Gore Organization, Inc.	0.8	0.8
Loadmaster Derrick & Equipment, Inc.	—	0.1
OEM Group, LLC	0.2	0.9
Togetherwork Holdings, LLC	—	0.1
Tri Starr Management Services, Inc.	0.5	0.5
Sciens Building Solutions, LLC	2.1	2.1
SPST Holdings, LLC	0.8	0.8
Whitney, Bradley & Brown, Inc.	0.1	0.1

	8.0	9.5
Unfunded commitments to investments in funds
Freeport Financial SBIC Fund LP	0.7	0.7
Gryphon Partners 3.5, L.P.	0.3	0.3

	1.0	1.0

Total unfunded commitments	$9.9	$15.0

The changes in fair value of our unfunded commitments are considered to be immaterial as the yield determined at the time of underwriting is expected to be materially consistent with the yield upon funding. We will fund our unfunded commitments from the same sources we use to fund our investment commitments that are funded at the time they are made (which are typically existing cash and cash equivalents and borrowings under our Revolving Facility). We manage our liquidity to ensure that we have available capital to fund our unfunded commitments as necessary.

Distributions

We have elected to be taxed as a RIC under Subchapter M of the Code. In order to maintain our status as a regulated investment company, we are required to distribute at least 90% of our investment company taxable income. To avoid a 4% excise tax on undistributed earnings, we are required to distribute each calendar year the sum of (i) 98% of our ordinary income for such calendar year (ii) 98.2% of our net capital gains for the one-year period ending October 31 of that calendar year (iii) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax.

Our quarterly distributions, if any, will be determined by our board of directors. We intend to make distributions to stockholders on a quarterly basis of substantially all of our net investment income. Although we intend to make distributions of net realized capital gains, if any, at least annually, out of assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. The Company would make any such decision based on, among other things, its liquidity, leverage, current investment opportunities, and its determination as to whether the proceeds from such capital gains would be more accretive to shareholders in the long-term in the form of a distribution, growing the Company’s investment portfolio, or reducing its borrowings outstanding. In addition, the extent and timing of special dividends, if any, will be determined by our board of directors and will largely be driven by portfolio specific events and tax considerations at the time.

In addition, we may be limited in our ability to make distributions due to the BDC asset coverage test for borrowings applicable to us as a BDC under the 1940 Act.

The following table summarizes our distributions declared and paid or to be paid on all shares including distributions reinvested, if any:

Date Declared	Record Date	Payment Date	Amount Per Share
August 5, 2010	September 2, 2010	September 30, 2010	$0.05
November 4, 2010	November 30, 2010	December 28, 2010	$0.10
December 14, 2010	December 31, 2010	January 28, 2011	$0.15
March 10, 2011	March 25, 2011	March 31, 2011	$0.23
May 5, 2011	June 15, 2011	June 30, 2011	$0.25
July 28, 2011	September 15, 2011	September 30, 2011	$0.26
October 27, 2011	December 15, 2011	December 30, 2011	$0.28
March 6, 2012	March 20, 2012	March 30, 2012	$0.29
March 6, 2012	March 20, 2012	March 30, 2012	$0.05
May 2, 2012	June 15, 2012	June 29, 2012	$0.30
July 26, 2012	September 14, 2012	September 28, 2012	$0.32
November 2, 2012	December 14, 2012	December 28, 2012	$0.33
December 20, 2012	December 31, 2012	January 28, 2013	$0.05
February 27, 2013	March 15, 2013	March 29, 2013	$0.33
May 2, 2013	June 14, 2013	June 28, 2013	$0.34
August 2, 2013	September 16, 2013	September 30, 2013	$0.34
August 2, 2013	September 16, 2013	September 30, 2013	$0.08
October 30, 2013	December 16, 2013	December 31, 2013	$0.34
March 4, 2014	March 17, 2014	March 31, 2014	$0.34
May 7, 2014	June 16, 2014	June 30, 2014	$0.34
August 7, 2014	September 15, 2014	September 30, 2014	$0.34
November 4, 2014	December 15, 2014	December 31, 2014	$0.34
March 6, 2015	March 20, 2015	March 31, 2015	$0.34
May 5, 2015	June 15, 2015	June 30, 2015	$0.34
August 4, 2015	September 15, 2015	September 30, 2015	$0.34
November 3, 2015	December 15, 2015	December 31, 2015	$0.34
March 8, 2016	March 21, 2016	March 31, 2016	$0.34
May 3, 2016	June 15, 2016	June 30, 2016	$0.34
August 2, 2016	September 15, 2016	September 30, 2016	$0.34
November 8, 2016	December 15, 2016	December 30, 2016	$0.27
March 7, 2017	March 20, 2017	March 31, 2017	$0.27
May 2, 2017	June 15, 2017	June 30, 2017	$0.27
August 1, 2017	September 15, 2017	September 29, 2017	$0.27
November 7, 2017	December 15, 2017	December 29, 2017	$0.27
March 2, 2018	March 20, 2018	March 30, 2018	$0.27
May 1, 2018	June 15, 2018	June 29, 2018	$0.27

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. We cannot assure stockholders that they will receive any distributions at a particular level.

We maintain an “opt in” dividend reinvestment plan for our common stockholders. As a result, unless stockholders specifically elect to have their dividends automatically reinvested in additional shares of common stock, stockholders will receive all such dividends in cash. There was $0 and $0.003 million of dividends reinvested for the three months ended March 31, 2018 and 2017, respectively.

Under the terms of our dividend reinvestment plan, dividends will primarily be paid in newly issued shares of common stock. However, we reserve the right to purchase shares in the open market in connection with the implementation of the plan. This feature of the plan means that, under certain circumstances, we may issue shares of our common stock at a price below net asset value per share, which could cause our stockholders to experience dilution.

Distributions in excess of our current and accumulated profits and earnings would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions will be made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. If we had determined the tax attributes of our 2018 distributions as of March 31, 2018, 100% would be from ordinary income, 0% would be from capital gains and 0% would be a return of capital. Each year, a statement on Form 1099-DIV identifying the source of the distribution will be sent to our U.S. stockholders of record. Our board of directors presently intends to declare and pay quarterly distributions. Our ability to pay distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

We may generate qualified interest income and short-term capital gains that may be exempt from United States withholding tax on foreign accounts. A regulated investment company, or RIC, is permitted to designate distributions in the form of dividends that represent interest income (commonly referred to as qualified interest income) and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. stockholders with proper documentation. As of March 31, 2018, the percentage of 2018 income estimated as qualified interest income for tax purposes was 80.4%.

Stock Repurchase Program

On March 7, 2017 our board of directors authorized a $20.0 million stock repurchase program, which was extended on March 2, 2018. Unless extended by our board of directors, the stock repurchase program will expire on March 2, 2019 and may be modified or terminated at any time for any reason without prior notice. We have provided our stockholders with notice of our ability to repurchase shares of our common stock in accordance with 1940 Act requirements. We will retire immediately all such shares of common stock that we purchase in connection with the stock repurchase program.

For the three months ended March 31, 2018 and 2017, there were no stock repurchases.

Related Party Transactions

Investment Management Agreement

On March 2, 2018, our investment management agreement with the Advisor was re-approved by the Board of Directors, including a majority of our directors who are not interested persons of us. Under the investment management agreement, the Advisor, subject to the overall supervision of our board of directors, manages the day-to-day operations of, and provides investment advisory services to us.

Base Management Fee

The base management fee calculation remains the same and is calculated at an annual rate of 1.5% of our gross assets payable quarterly in arrears on a calendar quarter basis. For purposes of calculating the base management fee, “gross assets” is determined as the value of our assets without deduction for any liabilities. The base management fee is calculated based on the value of our gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

For the three months ended March 31, 2018 and 2017, we incurred base management fees payable to the Advisor of $2.3 million and $2.6 million, respectively. As of March 31, 2018 and December 31, 2017, $2.3 million and $2.6 million, respectively, was payable to the Advisor.

Incentive Fee on Net Investment Income

We accepted the Advisor’s proposal to waive 100% of the incentive fees earned for the period commencing on January 1, 2018 and ending on December 31, 2018 (such waiver, “Incentive Fee Waiver”). Such waived incentive fees shall not be subject to recoupment. No such fees were earned for the three month period ending March 31, 2018.

Further, commencing January 1, 2018, we accepted the Advisor’s proposal to calculate the incentive fee on net investment income as indicated below (“Reduced Incentive Fee on Net Investment Income”) and waive such portion of the Reduced Incentive Fee on Net Investment Income that is in excess of the incentive fee on net investment income as set forth in the investment management agreement that the Advisor would otherwise be entitled to receive. In order to ensure that we will pay the Advisor less aggregate fees on a cumulative basis, as calculated beginning January 1, 2018, we will, at the end of each quarter, also calculate the incentive fee on net investment income owed by us to the Advisor based on the formula in place prior to January 1, 2018 effect to the waiver (“Incentive Fee on Net Investment Income Prior to Fee Waiver Agreement”). If, at any time beginning January 1, 2018, the aggregate fees on a cumulative basis, as calculated based on the formula in place after January 1, 2018, would be greater than the aggregate fees on a cumulative basis, as calculated based on the Incentive Fee on Net Investment Income Prior to Fee Waiver Agreement, the Advisor shall only be entitled to the lesser of those two amounts. See the section Incentive Fee on Net Investment Income Calculated Prior to the Fee Waiver Agreement for the details of the calculation under the investment management agreement.

On January 1, 2018, the Reduced Incentive Fee on Net Investment Income will be calculated by reference to the most recent trailing twelve quarter period or, if shorter, the number of quarters that have occurred since January 1, 2018 (“Trailing Twelve Quarter Period”), rather than on the standalone quarterly basis as set forth in the investment management agreement. Specifically, the net investment income component will be calculated, and payable, quarterly in arrears at the end of each calendar quarter by reference to our aggregate preincentive fee net investment income, as adjusted as described below, from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since January 1, 2018). Preincentive fee net investment income is expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the beginning of each applicable calendar quarter comprising of the relevant Trailing Twelve Quarters. The hurdle amount for incentive fee based on preincentive fee net investment income will continue to be determined on a quarterly basis and equal to 2.0% (which is 8.0% annualized) but shall be multiplied by the net asset value attributable to our common stock at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters (also referred to as “minimum income level”). The hurdle amount will be calculated after making appropriate adjustments for subscriptions (which includes all issuances by us of shares of our common stock, including issuances pursuant to our dividend reinvestment plan) and distributions that occurred during the relevant Trailing Twelve Quarters.

The calculation of preincentive fee net investment income shall continue to mean interest income, amortization of original issue discount, commitment and origination fees, dividend income and any other income (including any other fees, such as, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under our administration agreement (discussed below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest. Furthermore, preincentive fee net investment income will continue to include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash.

The incentive fee based on preincentive net investment income for each quarter will be determined as follows:

•	The Investment Advisor receives no incentive fee for any calendar quarter in which our preincentive fee net investment income does not exceed the minimum income level.

•

Subject to the Incentive Fee Cap below, the Advisor receives 100% of our preincentive fee net investment income for the Trailing Twelve Quarters with respect to that portion of the preincentive net investment income for such quarter, if any, that exceeds the minimum income level but is less than 2.5% (which is 10.0% annualized) (also referred to as the “catch-up” provision); and

•	20.0% of our preincentive fee net investment income, if any, greater than 2.5% (10.0% annualized) for the Trailing Twelve Quarters.

The amount of the incentive fee on preincentive net investment income that will be paid for a particular quarter will equal the excess of the incentive fee so calculated minus the aggregate incentive fees on preincentive net investment income that were paid in respect of the eleven calendar quarters (or if shorter, the number of quarters that have occurred since January 1, 2018) included in the relevant Trailing Twelve Quarters but not in excess of the Incentive Fee Cap (as described below).

The foregoing incentive fee will be subject to an Incentive Fee Cap (as defined below). The “Incentive Fee Cap” for any quarter is an amount equal to (a) 20% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters, minus (b) the aggregate incentive fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters. “Cumulative Net Return” means (x) preincentive net investment income in respect of the relevant Trailing Twelve Quarters minus (y) any Net Capital Loss, if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, we will pay no incentive fee based on income to our Advisor for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the incentive fee based on pre-incentive net investment income that is payable to our Advisor for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, we will pay an incentive fee based on preincentive net investment income to our Advisor equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the incentive fee based on preincentive net investment income that is payable to our Advisor for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, we will pay an incentive fee based on income to our Advisor equal to the incentive fee calculated as described above for such quarter without regard to the Incentive Fee Cap.

“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

For the avoidance of doubt, the purpose of the Reduced Incentive Fee on Net Investment Income is to reduce aggregate incentive fees payable to Advisor by us, effective as of January 1, 2018. In order to ensure that we will pay the Advisor less aggregate fees on a cumulative basis, as calculated beginning January 1, 2018, we will, at the end of each quarter, also calculate the incentive fee on net investment income owed by us to Advisor based on the formula in place prior to January 1, 2018. If, at any time beginning January 1, 2018, the aggregate fees on a cumulative basis, as calculated based on the formula in place after January 1, 2018 after giving effect to the Dividend Waiver, would be greater than the aggregate fees on a cumulative basis, as calculated based on the formula in place prior to January 1, 2018, the Advisor shall only be entitled to the lesser of those two amounts until such time as the requisite number of shareholders approve such amended incentive fee calculation.

Incentive Fee on Net Investment Income Prior to Fee Waiver Agreement

The incentive fee on net investment income prior to the Fee Waiver Agreement was calculated and payable, quarterly in arrears based on our preincentive fee net investment income for the immediately preceding calendar quarter, subject to a cumulative total return requirement and to deferral of non-cash amounts. The preincentive fee net investment income, which was expressed as a rate of return on the value of our net assets attributable to our common stock, for the immediately preceding calendar quarter, had a 2.0% (which is 8.0% annualized) hurdle rate (also referred to as “minimum income level”). The Advisor received no incentive fee for any calendar quarter in which our preincentive fee net investment income does not exceed the minimum income level. Subject to the cumulative total return requirement described below, the Advisor receives 100% of our preincentive fee net investment income for any calendar quarter with respect to that portion of the preincentive net investment income for such quarter, if any, that exceeded the minimum income level but is less than 2.5% (which is 10.0% annualized) of net assets (also referred to as the “catch-up” provision) and 20.0% of our preincentive fee net investment income for such calendar quarter, if any, greater than 2.5% (10.0% annualized) of net assets. The foregoing incentive fee was subject to a total return requirement, which provided that no incentive fee in respect of our preincentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that was payable in a calendar quarter was limited to the lesser of (i) 20% of the amount by which our preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch- up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” was the amount, if positive, of the sum of our preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that was attributable to deferred interest (sometimes referred to as payment-in-kind interest, or PIK, or original issue discount, or OID) will be paid to Advisor, together with interest thereon from the date of deferral to the date of payment, only if and to the extent the Advisor actually received such interest in cash, and any accrual thereof was be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. There was no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there is no delay of payment if prior quarters are below the quarterly hurdle rate. For the three months ended March 31, 2018 and 2017, we incurred $0 and $1.3 million, respectively, of incentive fees related to ordinary income. The lower incentive fees compared to the prior three months were the result of realized and unrealized losses in the portfolio. As of March 31, 2018 and December 31, 2017, $0.0 and $0.1 million, respectively, of such incentive fees are currently payable to the Advisor. As of March 31, 2018 and December 31, 2017, $1.0 million and $1.0 million, respectively of incentive fees incurred by us were generated from deferred interest (i.e. PIK, certain discount accretion and deferred interest) and are not payable until such amounts are received in cash.

Incentive Fee on Capital Gains

The second component of the incentive fee (capital gains incentive fee) is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date). This component is equal to 20.0% of our cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of the cumulative aggregate realized capital losses and cumulative aggregate unrealized capital depreciation through the end of such year. The calculation of the capital gains incentive fee has not been modified or waived. The aggregate amount of any previously paid capital gains incentive fees is subtracted from such capital gains incentive fee calculated. There was no capital gains incentive fee payable to our Advisor under the investment management agreement of March 31, 2018 and December 31, 2017.

GAAP Incentive Fee

GAAP requires that the incentive fee accrual considers the cumulative aggregate realized gains and losses and unrealized capital appreciation or depreciation of investments or other financial instruments, such as an interest rate derivative, in the calculation, as an incentive fee would be payable if such realized gains and losses or unrealized capital appreciation or depreciation were realized, even though such realized gains and losses and unrealized capital appreciation or depreciation is not permitted to be considered in calculating the fee actually payable under the investment management agreement (“GAAP Incentive Fee”). There can be no assurance that such unrealized appreciation or depreciation will be realized in the future. Accordingly, such fee, as calculated and accrued, would not necessarily be payable under the investment management agreement, and may never be paid based upon the computation of incentive fees in subsequent periods. For the three months ended March 31, 2018 and 2017, we incurred no incentive fees related to the GAAP incentive fee.

Administration Agreement

We have also entered into an administration agreement with the Advisor under which the Advisor will provide administrative services to us. Under the administration agreement, the Advisor performs, or oversees the performance of administrative services necessary for our operation, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, the Advisor assists in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. We will reimburse the Advisor for our allocable portion of the costs and expenses incurred by the Advisor for overhead in performance by the Advisor of its duties under the administration agreement and the investment management agreement, including facilities, office equipment and our allocable portion of cost of compensation and related expenses of our chief financial officer and chief compliance officer and their respective staffs, as well as any costs and expenses incurred by the Advisor relating to any administrative or operating services provided to us by the Advisor. With respect to the administrative agreement, our board of directors reviews the methodology employed in determining how the expenses are allocated to us. Our board of directors assesses the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services. Finally, our board of directors compares the total amount paid to our Advisor for such services as a percentage of our assets to the same ratio as reported by other comparable BDCs. Such costs are reflected as Administrator expenses in the accompanying Consolidated Statements of Operations. Under the administration agreement, the Advisor provides, on our behalf, managerial assistance to those portfolio companies to which we are required to provide such assistance. To the extent that our Advisor outsources any of its functions, we pay the fees associated with such functions on a direct basis without profit to the Advisor.

For the three months ended March 31, 2018 and 2017, we incurred administrator expenses of $0.6 million and $0.8 million, respectively. As of March 31, 2018 and December 31, 2017, $0.1 and $0.0 million of administrator expenses were due from the Advisor, respectively.

License Agreement

We and the Advisor have entered into a license agreement with THL Partners under which THL Partners has granted to us and the Advisor a non-exclusive, personal, revocable worldwide non-transferable license to use the trade name and service mark THL, which is a proprietary mark of THL Partners, for specified purposes in connection with our respective businesses. This license agreement is royalty-free, which means we are not charged a fee for our use of the trade name and service mark THL. The license agreement is terminable either in its entirety or with respect to us or the Advisor by THL Partners at any time in its sole discretion upon 60 days prior written notice, and is also terminable with respect to either us or the Advisor by THL Partners in the case of certain events of non-compliance. After the expiration of its first one year term, the entire license agreement is terminable by either us or the Advisor at our or its sole discretion upon 60 days prior written notice. Upon termination of the license agreement, we and the Advisor must cease to use the name and mark THL, including any use in our respective legal names, filings, listings and other uses that may require us to withdraw or replace our names and marks. Other than with respect to the limited rights contained in the license agreement, we and the Advisor have no right to use, or other rights in respect of, the THL name and mark. We are an entity operated independently from THL Partners, and third parties who deal with us have no recourse against THL Partners.

Managed Funds

The Advisor and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole or in part, with ours. For example, the Advisor may serve as investment adviser to one or more private funds, registered closed-end funds and CLOs. In addition, our officers may serve in similar capacities for one or more private funds, registered closed-end funds and CLOs. The Advisor and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Advisor or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Advisor’s allocation procedures. The Advisor’s policies will be designed to manage and mitigate the conflicts of interest associated with the allocation of investment opportunities if we are able to co-invest, either pursuant to SEC interpretive positions or an exemptive order, with other funds managed by the Advisor and its affiliates. As a result, the Advisor and/or its affiliates may face conflicts in allocating investment opportunities between us and such other entities. Although the Advisor and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with application allocation procedures, it is possible that we may not be given the opportunity to participate in investments made by investment funds managed by the Advisor or its affiliates.

The 1940 Act generally prohibits BDCs from making certain negotiated co-investments with certain affiliates absent an order from the SEC permitting the BDC to do so. The SEC has granted us the Order we sought in an exemptive application that expands our ability to co-invest in portfolio companies with Affiliated Funds in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions to the Order. Pursuant to the Order, we are permitted to co-invest with Affiliated Funds if, among other things, a “required majority” (as defined in Section 57(o) of the 1940 Act) or our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.

Greenway

On January 14, 2011, THL Credit Greenway Fund LLC, or Greenway, was formed as a Delaware limited liability company. Greenway is a portfolio company of ours. Greenway is a closed-end investment fund which provides for no liquidity or redemption options and is not readily marketable. Greenway operates under a limited liability agreement dated January 19, 2011, or the Agreement. Greenway will continue in existence until January 14, 2021, subject to earlier termination pursuant to certain terms of the Agreement. The term may also be extended for up to three additional one-year periods pursuant to certain terms of the Agreement. Greenway had a two year investment period.

Greenway had $150 million of capital committed by affiliates of a single institutional investor, and is managed by us. Our capital commitment to Greenway is $0.0 million. As of March 31, 2018, all commitments have been called. Our nominal investment in Greenway is reflected in the March 31, 2018 and December 31, 2017 Consolidated Schedules of Investments. As of March 31, 2018, distributions representing 125.5% of the committed capital of the investor have been made from Greenway. Distributions from Greenway, including return of capital and earnings, to its members from inception through March 31, 2018 totaled $188.3 million.

We act as the investment adviser to Greenway and are entitled to receive certain fees relating to our investment management services provided, including a base management fee, a performance fee and a portion of the closing fees on each investment transaction. As a result, Greenway is classified as an affiliate of ours. For the three months ended March 31, 2018, we earned $0.0 million in fees related to Greenway, which is included in other income from non-controlled, affiliated investments in the Consolidated Statements of Operations. For the three months ended March 31, 2017, we recorded a net reduction of fees of $0.0 million related primarily to unrealized incentive fees related to Greenway’s portfolio performance, which is included in other income from non-controlled, affiliated investments in the Consolidated Statements of Operations. As of March 31, 2018 and December 31, 2017, $0.0 million and $0.1 million of fees and expenses related to Greenway, respectively, were included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

Greenway invested in securities similar to those that we invest in pursuant to investment and allocation guidelines which address, among other things, the size of the borrowers, the types of transactions and the concentration and investment ratio amongst Greenway and us. However, we have the discretion to invest in other securities.

Greenway II

On January 31, 2013, THL Credit Greenway Fund II, LLC, or Greenway II LLC, was formed as a Delaware limited liability company and is a portfolio company of ours. Greenway II LLC is a closed-end investment fund which provides for no liquidity or redemption options and is not readily marketable. Greenway II LLC operates under a limited liability agreement dated February 11, 2013, as amended, or the Greenway II LLC Agreement. Greenway II LLC will continue in existence for eight years from the final closing date, subject to earlier termination pursuant to certain terms of the Greenway II LLC Agreement. The term may also be extended for up to three additional one-year periods pursuant to certain terms of the Greenway II LLC Agreement. Greenway II LLC has a two year investment period.

As contemplated in the Greenway II LLC Agreement, we have established a related investment vehicle and entered into an investment management agreement with an account set up by an unaffiliated third party investor to invest alongside Greenway II LLC pursuant to similar economic terms. The account is also managed by us. References to “Greenway II” herein include Greenway II LLC and the account of the related investment vehicle. Greenway II has $187.0 million of commitments primarily from institutional investors. As of March 31, 2018, all commitments have been called. Our nominal investment in Greenway II is reflected in the March 31, 2018 and December 31, 2017 Consolidated Schedules of Investments. As of March 31, 2018, distributions representing 72.1% of the committed capital of the Greenway II investors have been made from Greenway II. Distributions from Greenway II to its members and investors, including return of capital and earnings, from inception through March 31, 2018 totaled $134.9 million.

We act as the investment adviser to Greenway II and are entitled to receive certain fees relating to our investment management services provided, including a base management fee, a performance fee and a portion of the closing fees on each investment transaction. As a result, Greenway II is classified as an affiliate of the Company. For the three months ended March 31, 2018 and 2017, we earned $0.2 million and $0.3 million, respectively, in fees related to Greenway II, which are included in other income from non-controlled, affiliated investment in the Consolidated Statements of Operations. As of March 31, 2018 and December 31, 2017, $0.3 million and $0.3 million of fees related to Greenway II were included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

Other deferred assets consist of placement agent expenses incurred in connection with the offer and sale of partnership interests in Greenway II. These amounts are capitalized when commitments close and are recognized as an expense over the period when the Company expects to collect management fees from Greenway II. For the three months ended March 31, 2018 and 2017, we recognized $0 million and $0.1 million, respectively, in expenses related to placement agent expenses, which are included in other general and administrative expenses in the Consolidated Statements of Operations. As of December 31, 2017, the other deferred assets were fully recognized.

Greenway II invested in securities similar to those that we invest in pursuant to investment and allocation guidelines which address, among other things, the size of the borrowers, the types of transactions and the concentration and investment ratio amongst Greenway II and us. However, we have the discretion to invest in other securities.

Due to and from Affiliates

The Advisor paid certain other general and administrative expenses on our behalf. As of March 31, 2018 and December 31, 2017, there was $0.3 million and $0.2 million due to affiliate, respectively, which was included in accrued expenses and other payables on the Consolidated Statements of Assets and Liabilities.

As of March 31, 2018 and December 31, 2017, the Advisor owed $0.1 million and $0.0 million, respectively, of administrator expenses as a reimbursement to us, which was included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

We act as the investment adviser to Greenway and Greenway II and are entitled to receive certain fees. As a result, each of Greenway and Greenway II is classified as an affiliate. As of March 31, 2018 and December 31, 2017, $0.3 million and $0.4 million of fees related to Greenway and Greenway II, respectively, were included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

For our controlled equity investments, as of March 31, 2018, we had $2.7 million of dividends receivable from Logan JV and C&K Market, Inc., $0.4 million of fees from OEM Group, LLC, $0.3 million of interest from Copperweld Bimetallics, LLC and $0.1 million of interest from Loadmaster Derrick & Equipment, Inc., included in interest, dividends, and fees receivable and $0.3 million of fees from Tri Starr Management Services, Inc. in prepaid expenses and other assets on the Consolidated Statements of Assets and Liabilities. As of December 31, 2017, we had $3.5 million of dividends receivable from Logan JV and C&K Market, Inc., $0.5 million of interest and fees from OEM Group, LLC included in interest, dividends, and fees receivable, $0.2 million of interest from Copperweld Bimetallics LLC, $0.1 million of interest from Loadmaster Derrick & Equipment, Inc., and $0.3 million of interest and fees from Tri Starr Management Services, Inc. in prepaid expenses and other assets, which was offset by $0.1 million of deferred revenue in other deferred liabilities, on the Consolidated Statements of Assets and Liabilities.

Critical accounting policies

Our discussion and analysis of our financial condition and results of operations are based upon our consolidated financial statements, which have been prepared in accordance with GAAP. The preparation of these consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, our significant accounting policies are further described in the notes to the consolidated financial statements.

Valuation of Portfolio Investments

As a BDC, we generally invest in illiquid securities including debt and equity investments of lower middle market companies. Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from an independent pricing service or one or more broker-dealers or market makers. Debt and equity securities for which market quotations are not readily available or are determined to be unreliable are valued at fair value as determined in good faith by our board of directors. Because we expect that there will not be a readily available market value for many of the investments in our portfolio, it is expected that many of our portfolio investments’ values will be determined in good faith by our board of directors in accordance with a documented valuation policy that has been reviewed and approved by our board of directors and in accordance with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with senior management of the Advisor;

•

on a quarterly basis, and to the extent determined by the audit committee of our board of directors, independent valuation firms are used to conduct independent appraisals of all “Level 3” investments and review the Advisor’s preliminary valuations in light of their own independent assessment unless the amounts are immaterial or have closed near quarter end;

•

the audit committee of our board of directors reviews the preliminary valuations of the Advisor and independent valuation firms and, if necessary, responds and supplements the valuation recommendation of the independent valuation firms to reflect any comments; and

•

our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. We generally utilize an income approach to value our debt investments and a combination of income and market approaches to value our equity investments. With respect to unquoted securities, the Advisor and our board of directors, in consultation with our independent third party valuation firms, values each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors, which valuation is then approved by our board of directors.

Debt Investments

For debt investments, we generally determine the fair value primarily using an income, or yield, approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each portfolio investments. Our estimate of the expected repayment date is generally the legal maturity date of the instrument. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. The enterprise value, a market approach, is used to determine the value of equity and debt investments that are credit impaired, close to maturity or where we also hold a controlling equity interest. The method for determining enterprise value uses a multiple analysis, whereby appropriate multiples are applied to the portfolio company’s net income before net interest expense, income tax expense, depreciation and amortization, or EBITDA. The collateral valuation analysis is utilized when repayment is based on the sale of the underlying collateral. This is a new technique we implemented during the quarter ended June 30, 2017.

Payment Rights

We value our investment in payment rights using an income approach that analyzes the discounted projected future cash flow streams assuming an appropriate discount rate, which will among other things consider other transactions in the market, the current credit environment, performance of the underlying portfolio company and the length of the remaining payment stream.

Equity

We use a combination of the income and market approaches to value our equity investments. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future cash flows or earnings to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, the current investment performance rating, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, transaction comparables, our principal market as the reporting entity, and enterprise values, among other factors.

Investment in Funds

In circumstances in which net asset value per share of an investment is determinative of fair value, we estimate the fair value of an investment in an investment company using the net asset value per share of the investment (or its equivalent) without further adjustment if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, we disclose the fair value of our investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level l—Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2—Quoted prices in markets that are not considered to be active or financial instruments for which significant inputs are observable, either directly or indirectly;

Level 3—Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The level of an asset or liability within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management.

We consider whether the volume and level of activity for the asset or liability have significantly decreased and identify transactions that are not orderly in determining fair value. Accordingly, if we determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

We have adopted the authoritative guidance under GAAP for estimating the fair value of investments in investment companies that have calculated net asset value per share in accordance with the specialized accounting guidance for Investment Companies. Accordingly, in circumstances in which net asset value per share of an investment is determinative of fair value, we estimate the fair value of an investment in an investment company using the net asset value per share of the investment (or its equivalent) without further adjustment if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date. Redemptions are not generally permitted in our investments in funds. The remaining term of our investments in funds is expected to be one to six years.

Revenue Recognition

We record interest income, adjusted for amortization of premium and accretion of discount, on an accrual basis to the extent that we expect to collect such amounts. Dividend income is recognized on the ex-dividend date. Original issue discount, principally representing the estimated fair value of detachable equity or warrants obtained in conjunction with the acquisition of debt securities, and market discount or premium are capitalized and accreted or amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion/amortization of discounts and premiums and upfront loan origination fees.

Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or when it is no longer probable that principal or interest will be collected. However, we may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. We record the reversal of any previously accrued income against the same income category reflected in the Consolidated Statement of Operations. As of March 31, 2018, we had loans on non-accrual status with an amortized cost basis of $41.4 million and fair value of $5.7 million. As of March 31, 2017, we had loans on non-accrual status with an amortized cost basis of $13.4 million and fair value of $0.8 million.

We have investments in our portfolio which contain a contractual paid-in-kind, or PIK, interest provision. PIK interest is computed at the contractual rate specified in each investment agreement, is added to the principal balance of the investment, and is recorded as income. We will cease accruing PIK interest if there is insufficient value to support the accrual or if we do not expect amounts to be collectible and will generally only begin to recognize PIK income again when all principal and interest have been paid or upon a restructuring of the investment where the interest is deemed collectable. To maintain our status as a RIC, PIK interest income, which is considered investment company taxable income, must be paid out to stockholders in the form of dividends even though we have not yet collected the cash. Amounts necessary to pay these dividends may come from available cash.

We capitalize and amortize upfront loan origination fees received in connection with the closing of investments. The unearned income from such fees is accreted into interest income over the contractual life of the loan based on the effective interest method. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees, and unamortized discounts are recorded as interest income.

Interest income from our investment in the TRA investment is recorded based upon an estimation of an effective yield to expected maturity using anticipated cash flows with any remaining amount recorded to the cost basis of the investment. We monitor the anticipated cash flows from our TRA investment and will adjust our effective yield periodically as needed.

Other income includes commitment fees, fees related to the management of Greenway and Greenway II, fees related to the management of certain controlled equity investments, structuring fees, amendment fees and unused commitment fees associated with investments in portfolio companies. These fees are recognized as income when earned by us in accordance with the terms of the applicable management or credit agreement and may or may not be recurring in nature as part of our normal business operations.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized. We measure realized gains or losses on the interest rate derivative based upon the difference between the proceeds received or the amounts paid on the interest rate derivative. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values or value of the interest rate derivative during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

U.S. Federal Income Taxes, including excise tax

We operate so as to maintain our status as a RIC under Subchapter M of the Code and intend to continue to do so. Accordingly, we are not subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. In order to qualify for favorable tax treatment as a RIC, we are required to distribute annually to our stockholders at least 90% of our investment company taxable income, as defined by the Code. To avoid a 4% federal excise tax, we must distribute each calendar year the sum of (i) 98% of our ordinary income for each such calendar year (ii) 98.2% of our net capital gains for the one-year period ending October 31 of that calendar year, and (iii) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax. We may choose not to distribute all of our taxable income for the calendar year and pay a non-deductible 4% excise tax on this income. If we choose to do so, all other things being equal, this would increase expenses and reduce the amount available to be distributed to stockholders. To the extent that we determine that its estimated current year annual taxable income will be in excess of estimated current year distributions from such taxable income, we accrue excise taxes on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. We will accrue excise tax on undistributed taxable income as required. Please refer to “Distributions” above for a summary of the distributions. For the three months ended March 31, 2018 and 2017 we incurred U.S. federal excise tax and other tax expenses of $0.1 million and $0.1 million, respectively.

Certain consolidated subsidiaries are subject to U.S. federal and state income taxes. These taxable entities are not consolidated for income tax purposes and may generate income tax liabilities or assets from permanent and temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries.

The following shows the breakdown of current and deferred income tax provisions (benefits) for the three months ended March 31, 2018 and 2017 (in millions):

	For the three months ended March 31,
	2018	2017
Current income tax provision:
Current income tax benefit (provision)	$—	$(0.1)
Current tax provision on realized gain on investments	—	—
Deferred income tax benefit:
Deferred income tax benefit	—	—
(Provision) benefit for taxes on unrealized gain on investments	—	0.2

These current and deferred income taxes are determined from taxable income estimates provided by portfolio companies where we hold equity or equity-like investments organized as pass-through entities in its corporate subsidiaries. These tax estimates may be subject to further change once tax information is finalized for the year. As of March 31, 2018 and December 31, 2017, $0.0 million and $0.0 million, respectively, of income tax receivable was included in prepaid expenses and other assets on the Consolidated Statements of Assets and Liabilities. As of March 31, 2018 and December 31, 2017, $1.8 million and $2.3 million, respectively, were included in deferred tax liability on the Consolidated Statements of Assets and Liabilities primarily relating to deferred taxes on unrealized gains and other temporary book to tax differences related to investments and other book to tax differences held in its corporate subsidiaries. As of March 31, 2018 and December 31, 2017, $2.1 million (net of $2.2 million allowance) and $2.7 million (net of $1.1 million allowance), respectively, of deferred tax assets were presented on the Consolidated Statements of Assets and Liabilities relating to net operating loss carryforwards and unrealized losses on investments and other temporary book to tax differences that are expected to be used in future periods. We believe that it will be able to fully utilize these deferred tax assets against future taxable income.

Under the RIC Modernization Act (the “RIC Act”), we are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during post-enactment taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under the rules applicable to pre-enactment capital losses.

Because U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

We follow the provisions under the authoritative guidance on accounting for and disclosure of uncertainty in tax positions. The provisions require us to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions not meeting the more likely than not threshold, the tax amount recognized in the consolidated financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. There are no unrecognized tax benefits or obligations in the accompanying consolidated financial statements. Although we file U.S. federal and state tax returns, our major tax jurisdiction is U.S. federal. Our inception-to-date U.S. federal tax years remain subject to examination by taxing authorities.

Recent Developments

From April 1, 2018 through May 2, 2018, we made follow-on investments of $8.5 million at a combined weighted average yield based upon cost at the time of the investment of 7.7%.

On April 24, 2018, Charming Charlie LLC emerged from Chapter 11 bankruptcy proceedings whereby we converted our DIP facilities, Pre-petition Term Loan and DIP Roll-up Term Loan into two new exit first lien term loans and a non-controlling common equity interest (we and other funds managed by the Advisor collectively have a controlling equity interest in Charming Charlie, LLC). On the same date, we funded $0.9 million of the remaining unfunded commitments under our DIP facilities and used an additional $2.2 million to purchase another lender’s existing DIP revolving credit facility, all of which converted to the exit first lien term loans. As a result of these transactions, our debt investment in Charming Charlie is comprised of $24.6 million in the exit first lien term loans. In addition, we provided $8.9 million of commitments under a vendor financing facility.

On May 1, 2018, we received proceeds of $26.6 million from the repayment of our subordinated debt and realization of our preferred equity interest in A10 Capital, LLC, which included prepayment premiums of $0.3 million.

On May 1, 2018, our board of directors declared a dividend of $0.27 per share payable on June 29, 2018 to stockholders of record at the close of business on June 15, 2018.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. As of March 31, 2018, 92.8% of the debt investments in our portfolio are floating rate loans, based upon fair market value. In the future, we expect other debt investments in our portfolio will have floating rates. These floating rate loans typically bear interest in reference to LIBOR, which are indexed to 30-day, 60-day, 90-day or 180-day LIBOR rates subject to an interest rate floor. As of March 31, 2018 and December 31, 2017, the weighted average interest rate floor on our floating rate loans was 0.93% and 0.94%, respectively. Our Revolving Facility is also subject to floating interest rates.

Based on our March 31, 2018, Consolidated Statement of Assets and Liabilities, the following table shows the annual impact on net income of changes in interest rates, which assumes no changes in our investments and borrowings (in millions):

Change in Basis Points	Interest Income	Interest Expense	Net Income (1)
Up 300 basis points	$12.4	$5.1	$7.3
Up 200 basis points	$8.3	$3.4	$4.9
Up 100 basis points	$4.1	$1.7	$2.4
Down 300 basis points	$(3.7)	$(3.1)	$(0.6)
Down 200 basis points	$(3.7)	$(3.1)	$(0.6)
Down 100 basis points	$(2.9)	$(1.7)	$(1.2)

1)

Excludes the impact of incentive fees based on pre-incentive fee net investment income. See “Note 4. Related Party Transaction” footnote to our consolidated financial statements for the three months ended March 31, 2018 for more information on the incentive fee.

Although we believe that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments, including borrowings under our Revolving Facility, that could affect net increase in net assets resulting from operations, or net income.

In the future, we may use other standard hedging instruments such as futures, options and forward contacts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments.

From time to time, we may make investments that are denominated in a foreign currency. These investments are translated into U.S. dollars at each balance sheet date, exposing us to movements in foreign exchange rates. We have the ability to borrow in certain foreign currencies under our Revolving Credit Facility. Instead of entering into a foreign exchange forward contract in connection with loans or other investments we have made that are denominated in a foreign currency, we may borrow in that currency to establish a natural hedge against our loan or investment.

SENIOR SECURITIES

(dollar amounts in thousands, except per share data)

Information about our senior securities (including preferred stock, debt securities and other indebtedness) is shown in the following tables as of the end of each fiscal year ended December 31, 2017, 2016, 2015, 2014, 2013, 2012, 2011 and 2010 and as of March 31, 2018. The report of our independent registered public accounting firm, PricewaterhouseCoopers LLP, on the senior securities table as of December 31, 2017, is attached as an exhibit to the registration statement of which this prospectus is a part. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Revolving Facility
Fiscal Year 2018 (as of March 31, 2018, unaudited)	$168,757	$3,659	$—	N/A
Fiscal 2017	$167,317	$3,696	$—	N/A
Fiscal 2016	$107,861	$6,284	$—	N/A
Fiscal 2015	$152,151	$5,012	$—	N/A
Fiscal 2014	$188,351	$4,186	$—	N/A
Fiscal 2013	$111,300	$5,905	$—	N/A
Fiscal 2012	$—	$—	$—	N/A
Fiscal 2011	$5,000	$54,523	$—	N/A
Fiscal 2010	$—	$—	$—	N/A

Term Loan Facility
Fiscal 2016	$75,000	$9,038	$—	N/A
Fiscal 2015	$106,500	$7,160	$—	N/A
Fiscal 2014	$106,500	$7,403	$—	N/A
Fiscal 2013	$93,000	$7,067	$—	N/A
Fiscal 2012	$50,000	$7,950	$—	N/A
Fiscal 2011	$—	$—	$—	N/A
Fiscal 2010	$—	$—	$—	N/A

2021 Notes
Fiscal Year 2018 (as of March 31, 2018, unaudited)	$50,000	$12,350	$—	$12,208
Fiscal 2017	$50,000	$12,367	$—	$12,115
Fiscal 2016	$50,000	$13,556	$—	$13,404
Fiscal 2015	$50,000	$15,251	$—	$15,032
Fiscal 2014	$50,000	$15,769	$—	$15,422

2022 Notes
Fiscal Year 2018 (as of March 31, 2018, unaudited)	$60,000	$10,291	$—	$10,012
Fiscal 2017	$60,000	$10,306	$—	$9,951
Fiscal 2016	$60,000	$11,297	$—	$11,158
Fiscal 2015	$35,000	$21,787	$—	$21,849

Total Senior Securities
Fiscal Year 2018 (as of March 31, 2018, unaudited)	$278,757	$26,300	$—	$22,220
Fiscal 2017	$277,317	$26,369	$—	$22,066
Fiscal 2016	$292,861	$40,175	$—	$24,562
Fiscal 2015	$343,651	$49,210	$—	$36,881
Fiscal 2014	$344,851	$27,358	$—	$15,422
Fiscal 2013	$204,300	$12,972	$—	N/A
Fiscal 2012	$50,000	$7,950	$—	N/A
Fiscal 2011	$5,000	$54,523	$—	N/A
Fiscal 2010	$—	$—	$—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)

The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per Unit.”

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)

Average market price per unit for the Notes represents the average of the daily closing prices as reported on the NYSE during the period presented. Not applicable to the Revolving Facility and Term Loan because these are not registered for public trading.

PORTFOLIO COMPANIES

The following tables set forth certain information as of March 31, 2018 regarding each portfolio company in which we had a debt or equity investment. The general terms of our loans and other investments are described in “The Company.” We offer to make available significant managerial assistance to our portfolio companies. In addition, we may receive rights to participate in or observe the board of directors’ meetings of our portfolio companies. Amounts are presented in thousands.

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Non-controlled/non-affiliated investments — 127.07% of net asset value

A10 Capital, LLC
800 W. Main Street, Suite 1100 Boise, ID 83702	Financial services	Subordinated debt(9)(17)	12.5%	8/25/2014	2/25/2021		$12,302	$12,236	$12,425
		Equity investments(12)(14)(17)(20)		8/25/2014	2/25/2021		4,019.61	13,977	14,043

								26,213	26,468

Alex Toys, LLC
251 Union St. Northvale, NJ 07647	Consumer products and services	First lien debt	13.1% (LIBOR + 10.8%)	6/30/2014	8/15/2019		$24,505	$24,326	$24,504
		Equity investments(12)(13)(15)(21)		5/22/2015		0.72%	153.85	1,000	—
		Equity investments(12)(13)(15)(20)		6/22/2016	6/12/2021	7.16%	121.18	888	—

								26,214	24,504

Allied Wireline Services, LLC
3200 Wilcrest Dr #170, Houston, TX 77042	Energy / utilities	First lien secured debt	11.4% (LIBOR + 9.5%)	2/28/2014	6/30/2020		$10,793	$10,793	$10,658
		Equity investments(12)(15)(21)		2/28/2014		0.54%	618,867.92	619	117
		Warrants(15)		2/28/2014		0.44%	501,159.24	175	95

								11,587	10,870

Anexinet Corp.
4 Sentry Pkwy #300 Blue Bell, PA 19422	IT services	First lien secured debt	8.4% (LIBOR + 6.5%)	7/28/2017	7/28/2022		$17,191	$16,892	$17,019

								16,892	17,019

BeneSys Inc.
700 Tower Drive, Suite 300 Troy, MI 48098-2808	Business services	First lien secured debt	12.2% (LIBOR + 10.3%)	3/31/2014	3/31/2019		$10,741	$10,701	$10,741
		First lien secured debt(9)	12.2% (LIBOR + 10.3%)	8/1/2014	3/31/2019		436	434	436

								11,135	11,177

Charming Charlie, LLC.
5999 Savoy Dr. Houston, TX 77036-3307	Retail & grocery	First lien secured debt(29)	2.9% (LIBOR + 1%)	12/18/2013	12/24/2019		$17,893	$5,382	$15,566
		First lien secured debt(22)(29)	2.9% (LIBOR + 1%)	12/18/2013	12/24/2019		33,834	10,178	—
		First lien secured debt(29)	6.4% (LIBOR + 4.5%)	12/14/2017	6/8/2018		4,474	4,474	4,474
		First lien secured debt(29)	6.4% (LIBOR + 4.5%)	12/14/2017	6/8/2018		3,578	3,578	3,578

								23,612	23,618

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Constructive Media, LLC
122 East 42nd Street, Suite 1611, New York, NY 10168	Media, entertainment and leisure	First lien secured debt	12% (LIBOR + 10%)	11/23/2015	11/23/2020		$11,243	$11,121	$10,681
		Equity investments(12)(21)		11/23/2015		4.69%	750,000	750	5

								11,871	10,686

Dimont Acquisition Holdings, LLC
18451 N. Dallas Parkway Dallas, TX 75287	Financial services	Equity investments(21)		3/14/2016		3.13%	312.51	$129	$—

								129	—

Dodge Data & Analytics LLC
2 Penn Plaza, 10th Floor New York, NY 10121	IT services	First lien secured debt	10.5% (LIBOR + 8.8%)	11/20/2014	10/31/2019		$10,521	$10,452	$10,521

								10,452	10,521

Duff & Phelps Corporation
55 East 52nd Street, New York, NY 10055	Financial services	Investment in payment rights(16)(17)	14.4%(8)	6/1/2012			$—	$10,348	$11,149

								10,348	11,149

Fairstone Financial Inc.
630 Rene-Levesque West, Suite 1400 Montreal, QC H3B 4Z9	Financial services	First lien secured debt(7)(17)(26)	12.6% (CDOR + 11%)	3/31/2017	3/31/2023		$23,269	$22,120	$23,386

								22,120	23,386

Firebirds International, LLC
13850 Ballantyne Corporate Pl, Ste. 450, Charlotte, NC 28277	Restaurants	Equity investments(12)(21)		5/17/2011		0.40%	1,906	$191	$382

								191	382

Freeport Financial SBIC Fund LP
300 North LaSalle, Suite 5300 Chicago, IL 60654	Financial services	Investments in funds(17)(27)		6/14/2013		4.89%		$2,957	$2,796

								2,957	2,796

Gold, Inc.
18245 East 40th Avenue Aurora, CO 80011	Consumer products and services	Second lien debt	10.0%	12/31/2012	6/30/2022		$5,165	$5,165	$4,959

								5,165	4,959

Gryphon Partners 3.5, L.P.
One Market Plaza, Steuart Tower, 24th Fl, San Francisco, CA, 94105	Financial services	Investments in funds(17)(27)		11/20/2012		0.42%		$827	$1,151

								827	1,151

Hansons Window & Construction, Inc.
977 E 14 Mile Rd Troy, MI 48083	IT services	First lien secured debt	8.8% (LIBOR + 6.5%)	10/19/2017	10/19/2022		$2,628	$2,586	$2,601
		First line secured debt(9)	8.8% (LIBOR + 6.5%)	10/19/2017	10/19/2022		72	67	72

								2,653	2,673

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Hart InterCivic, Inc.
15500 Wells Port Drive, Austin, TX 78728	IT services	First lien secured debt	12.8% (LIBOR + 10.5%)	3/31/2016	3/31/2019		$25,600	$25,427	$25,856

								25,427	25,856

HealthDrive Corporation
888 Worcester Street, Wellesley, MA 02482	Healthcare	First lien secured debt	9.9% (LIBOR + 8.1%)	11/21/2016	11/21/2021		$9,875	$9,748	$9,776
		First lien secured debt(9)	9.9% (LIBOR + 8.1%)	11/21/2016	11/21/2021		1,750	1,725	1,750

								11,473	11,526

Holland Intermediate Acquisition Corp.
309 West 7th Street, Suite 300 Fort Worth, TX 76102	Energy / utilities	First lien secured debt	11.3% (LIBOR + 9%)	5/29/2013	5/29/2018		$21,880	$21,863	$20,567
		First lien secured debt(9)	11.3% (LIBOR + 9%)	5/29/2013	5/29/2018		—	—	—

								21,863	20,567

Home Partners of America, Inc.
180 North Stetson Avenue, Suite 3650, Chicago, IL 60601	Consumer products and services	First lien secured debt(17)	8.9% (LIBOR + 7%)	10/13/2016	10/13/2022		$13,669	$13,462	$13,805

								13,462	13,805

Hostway Corporation
100 N Riverside, Suite 800	IT services	Equity investments(21)		12/27/2013		2.36%	20,000	$200	$—
		Equity investments(20)		12/27/2013		3.55%	1,800	1,800	196

								2,000	196

Igloo Products Corp.
777 Igloo Road Katy, TX 77494	Consumer products and services	First lien secured debt	12% (LIBOR+ 10.3%)	3/28/2014	3/28/2020		$24,636	$24,429	$23,897
		Equity investments(21)		4/30/2014		0.66%	1,902.04	1,716	795

								26,145	24,692

It’s Just Lunch International LLC
75430 Gerald Ford Drive, Suite 124, Palm Desert, CA 92211	Media, entertainment and leisure	First lien secured debt	10.4% (LIBOR + 8.5%)	7/28/2016	7/28/2021		$5,500	$5,426	$5,500

								5,426	5,500

The John Gore Organization, Inc.
1619 Broadway, 9th Floor New York, NY 10019	Media, entertainment and leisure	First lien secured debt	8.8% (LIBOR + 6.5%)	8/8/2013	6/28/2021		$13,646	$13,480	$13,783
		First lien secured debt(9)(10)	8.8% (LIBOR + 6.5%)	8/8/2013	6/28/2021		—	(10)	—

								13,470	13,783

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
LAI International, Inc.
708 W. 22nd Street Tempe, AZ 85282	Industrials and manufacturing	First lien secured debt	10.5%(8)	10/22/2014	10/22/2019		$21,775	$21,611	$21,775
		First lien secured debt(9)	8.5%(8)	10/22/2014	10/22/2019		4,474	4,474	4,474
		First lien secured debt(9)	12.3%(8)	4/24/2017	10/22/2019		4,113	4,063	4,113

								30,148	30,362

Martex Fiber Southern Corp.
325 Chestnut Street, Suite 725 Philadelphia, PA 19106	Industrials and manufacturing	Subordinated debt	16.5% (12.0% Cash + 4.5% PIK)(11)	4/30/2012	6/30/2018		$9,007	$9,007	$6,756

								9,007	6,756

Matilda Jane Holdings, Inc.
4031 Merchant Road Fort Wayne, IN 46818	Consumer products and services	First lien secured debt	10.4% (LIBOR + 8.5%)	5/1/2017	5/1/2022		$12,548	$12,317	$12,297
		Equity investments(13)(20)		5/1/2017		0.99%	488,896	489	376

								12,806	12,673

Merchants Capital Access, LLC
525 Broadhollow Rd #200, Melville, NY 11747	Financial services	Second lien debt(17)	12.8% (LIBOR + 10.5%)	4/20/2015	4/20/2021		$12,500	$12,370	$12,250

								12,370	12,250

MeriCal, LLC
2995 East Miraloma Avenue, Anaheim, CA 92806	Consumer products and services	First lien secured debt	10.7% (LIBOR+ 9%)	9/30/2016	9/30/2021		$15,672	$15,387	$15,672
		Equity investments(12)(13)(21)		9/30/2016		0.66%	5,124	10	154
		Equity investments(12)(13)(20)		9/30/2016		0.75%	500	505	563

								15,902	16,389

MB Medical Operations LLC
1256 Main Street, Suite 256 Southlake, TX 76092	Healthcare	Second lien debt	10.9% (LIBOR + 9%)	12/7/2016	6/7/2022		$9,131	$8,992	$9,131

								8,992	9,131

Sciens Building Solutions, LLC
442 NW 35th Street Boca Raton, FL 33431	Business services	First lien secured debt	9.6% (LIBOR + 7.3%)	2/2/2017	2/2/2022		$9,625	$9,471	$9,529
		First lien secured debt(9)	9.6% (LIBOR + 7.3%)	2/2/2017	2/2/2022		416,000	375	416
		Equity investments(12)(20)		7/12/2017		0.50%	170.39	170	178

								10,016	10,123

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
smarTours, LLC
545 8th Ave Suite 2250 New York, NY 10018	Consumer products and services	First lien secured debt	8.5% (LIBOR + 6.8%)	10/31/2017	10/31/2022		$6,447	$6,329	$6,399
		First lien secured debt(9)(10)	8.5% (LIBOR + 6.8%)	10/31/2017	10/31/2022		—	(14)	—
		Equity Investments(12)(21)		10/31/2017		0.57%	215,827	216	231

								6,531	6,630

Specialty Brands Holdings, LLC
1400 Old Country Rd, Westbury, NY 11590	Restaurants	Second lien debt(22)	10.6% (LIBOR + 8.8%)(7.8% Cash + 1.0% PIK)(11)	7/16/2013	12/1/2017		$22,300	$21,462	$1,115

								21,462	1,115

Virtus Pharmaceuticals, LLC
2649 Causeway Center Drive Tampa, FL 33619	Healthcare	First lien secured debt	11.1%(8)	7/17/2014	7/17/2019		$24,013	$23,833	$23,773
		Equity investments(12)(15)(21)		3/31/2015		0.61%	7,720.86	127	—
		Equity investments(12)(15)(21)		3/31/2015		0.98%	231.82	244	390
		Equity investments(12)(15)(21)		3/31/2015		0.73%	589.76	590	59

								24,794	24,222

Wheels Up Partners, LLC
220 West 42nd St., 16th Floor New York, NY 10036	Transportation	Equity investments(12)(15)(21)		1/31/2014		0.47%	1,000,000	$1,000	$3,124

								1,000	3,124

Whitney, Bradley & Brown, Inc.
11790 Sunrise Valley Dr #5 Reston, VA 20191	Business services	First lien secured debt	10.9% (LIBOR + 9%)	10/18/2017	10/18/2022		$2,488	$2,442	$2,488
		First lien secured debt(9)	10.9% (LIBOR + 9%)	10/18/2017	10/18/2022		63	59	63

								2,501	2,551

Women’s Health USA
22 Waterville Road Avon, CT 06001	Healthcare	First lien secured debt	8.4% (LIBOR + 6.6%)(8)	8/8/2017	8/8/2022		$1,399	$1,378	$1,385

								1,378	1,385

Total non-controlled/non-affiliated investments — 127.07% of net asset value								$458,539	$433,995

Controlled investments — 48.57% of net asset value

C&K Market, Inc.
615 5th Street, Brookings, OR 97415	Retail & grocery	Equity investments(18)(21)		11/3/2010		31.97%	1,992,365	$2,270	$7,617
		Equity investments(18)(20)		11/3/2010	7/1/2024	31.97%	1,992,365	10,956	9,962

								13,226	17,579

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Copperweld Bimetallics LLC
254 Cotton Mill Rd, Fayetteville, TN 37334	Industrials and manufacturing	Second lien debt(18)	12.0%	10/5/2016	10/5/2021		$5,415	$5,415	$5,415
		Equity investments(18)(20)(28)		10/5/2016		67.69%	676.93	3,385	3,920
		Equity investments(18)(21)		10/5/2016	10/5/2021	60.92%	609,230	8,950	9,843

								17,750	19,178

Loadmaster Derrick & Equipment, Inc.
1084 S Cruse Ave, Broussard, LA 70518	Energy / utilities	First lien secured debt(18)(22)	11.9% (LIBOR + 10.3% PIK)	7/1/2016	12/31/2020		$8,078	$7,307	$3,837
		First lien secured debt(18)(22)	13.7% (LIBOR+ 12% PIK)	7/1/2016	12/31/2020		1,824	1,053	—
		First lien secured debt(18)	12.6% (LIBOR + 10.3%)	1/17/2017	12/31/2020		3,300	3,300	3,300
		Equity investments(18)(20)		7/1/2016		81.93%	12,130.51	1,114	—
		Equity investments(18)(21)		12/21/2016		99.0%	2,955.60	—	—

								12,774	7,137

OEM Group, LLC
2120 W Guadalupe Road, Gilbert, AZ 85233	Industrials and manufacturing	First lien secured debt(18)	11.4% (LIBOR + 9.5%)	3/16/2016	2/15/2019		$18,703	$18,703	$18,703
		First lien secured debt(18)	11.4% (LIBOR + 9.5%)	3/16/2016	2/15/2019		8,845	8,833	8,845
		Equity investments(12)(13)(18)(20)(25)		3/16/2016		75.00%	10,000	8,890	7,028

								36,426	34,576

Tri Starr Management Services, Inc.
941 Citrona Dr, Fernandian Beach, FL, 32034-4414	Business services	First lien secured debt(18)(23)	8.5% (ABR + 3.8%)	7/22/2016	9/30/2018		$46	$46	$46
		First lien secured debt(18)(24)	6.6% (LIBOR + 4.8%)	7/22/2016	9/30/2018		669	648	669
		First lien secured debt(18)	6.6% (LIBOR + 4.8%)	7/22/2016	9/30/2018		291	280	291
		First lien secured debt(18)	6.6% (LIBOR + 4.8%)	7/22/2016	9/30/2018		2,545	2,449	2,545
		First lien secured debt(18)	10.0% PIK	7/22/2016	9/30/2018		1,613	1,499	1,613
		First lien secured debt(18)(22)	10.0% PIK	7/22/2016	9/30/2018		1,076	320	753
		First lien secured debt(18)(22)	5.0% PIK	7/22/2016	9/30/2018		3,282	1,062	—
		Equity investments(18)(21)		7/22/2016		71.68%	0.72	3,136	9,009

								9,440	14,926

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
THL Credit Logan JV LLC
100 Federal Street, 31st Floor Boston, MA 02110	Investment funds and vehicles	Investments in funds(12)(17)(18)(19)(21)(27)		12/3/2014				$73,400	$72,489

								73,400	72,489

Total controlled investments — 48.57% of net asset value								$163,016	$165,885

Non-controlled/affiliated investments — 0.00% of net asset value

THL Credit Greenway Fund LLC
100 Federal Street, 31st Floor Boston, MA 02110	Investment funds and vehicles	Investments in funds(12)(17)(21)(27)		1/27/2011				$1	$1

								1	1

THL Credit Greenway Fund II LLC
100 Federal Street, 31st Floor Boston, MA 02110	Investment funds and vehicles	Investments in funds(12)(17)(21)(27)		3/1/2013				$3	$3

								3	3

Total non-controlled/affiliated investments — 0.00% of net asset value								$4	$4

Total investments — 175.64% of net asset value								$621,559	$599,884

(1)	All debt investments are income-producing, unless otherwise noted. Equity and member interests are non-income-producing unless otherwise noted.
(2)	All investments are pledged as collateral under the Revolving Facility and Term Loan Facility.
(3)

As of March 31, 2018, 26.0% and 27.3% of the Company’s total investments on a cost and fair value basis, respectively, are in non-qualifying assets. The Company may not acquire any non-qualifying assets unless, at the time of the acquisition, qualifying assets represent at least 70% of the Company’s total assets.

(4)

Variable interest rate investments bear interest in reference to London Interbank offer rate, or LIBOR, Canadian Dollar offer rate, or CDOR, or Alternate Base Rate, or ABR, which are effective as of March 31, 2018. LIBOR loans and CDOR loans are typically indexed to 30-day, 60-day, 90-day or 180-day LIBOR or CDOR rates, at the borrower’s option, and ABR rates are typically indexed to the current prime rate or federal funds rate. Each of LIBOR, CDOR and ABR rates may be subject to interest floors. As of March 31, 2018, the 30-day, 60-day, 90-day and 180-day LIBOR rates were 1.88%, 2.00%, 2.31% and 2.45%, respectively. As of March 31, 2018, the 30-day, 60-day, 90-day and 180-day CDOR rates were 1.63%, 1.67%, 1.73% and 1.89%, respectively.

(5)	Principal includes accumulated PIK, or paid-in-kind, interest and is net of repayments.
(6)	Unless otherwise indicated, all investments are valued using significant unobservable inputs.
(7)	Foreign company at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the 1940 Act.
(8)	Unitranche investment; interest rate reflected represents the implied interest rate earned on the investment for the most recent quarter.
(9)	Issuer pays 0.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(10)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(11)	At the option of the issuer, interest can be paid in cash or cash and PIK. The percentage of PIK shown is the maximum PIK that can be elected by the company.
(12)	Member interests of limited liability companies are the equity equivalents of the stock of corporations.
(13)	Equity ownership may be held in shares or units of companies related to the portfolio company.
(14)	Preferred stock investment return is income-producing with a stated rate of 13.0% cash and 2% PIK due on a monthly basis.

(15)	Interest held by a substantially owned subsidiary of THL Credit, Inc.
(16)	Income-producing security with no stated coupon; interest rate reflects an estimation of the effective yield to expected maturity as of March 31, 2018.
(17)	Not a qualifying asset under Section 55(a) of the 1940 Act.
(18)

As defined in Section 2(a)(9) of the 1940 Act, the Company is deemed to control this portfolio company because it owns more than 25% of the portfolio company’s outstanding voting securities. See Schedule 12-14 in the accompanying notes to the consolidated financial statements for transactions for the quarter ended March 31, 2018 in which the issuer was a portfolio company that the Company is deemed to control.

(19)

On December 3, 2014, the Company entered into an agreement with Perspecta to create THL Credit Logan JV LLC, or Logan JV, a joint venture, which invests primarily in senior secured first lien term loans. All Logan JV investment decisions must be unanimously approved by the Logan JV investment committee consisting of one representative from each of the Company and Perspecta. Although the Company owns more than 25% of the voting securities of Logan JV, the Company does not believe that it has control over Logan JV (other than for purposes of the 1940 Act or otherwise).

(20)	Preferred stock
(21)	Common stock and member interest.
(22)	Loan was on non-accrual as of March 31, 2018.
(23)	Issuer pays 3.0% weighted average unfunded commitment fee on the revolving loan facility.
(24)	Issuer pays 4.75% unfunded commitment fee on the revolving loan facility.
(25)	Includes $577 of cost and $456 of fair value related to a non-controlling interest as a result of consolidating a blocker corporation that holds equity in OEM Group, LLC as of March 31, 2018.
(26)	Canadian denominated investment with a par and fair market value of CAD $30,000 and CAD $30,150, respectively.
(27)	Investment is measured at fair value using net asset value.
(28)	Company’s preferred stock is income-producing with a stated rate of 12.0% due quarterly.
(29)

During bankruptcy proceedings, the Company provided debtor-in-possession, or DIP, term loan and delayed draw facilities with commitments totaling $8,946, with $8,051 funded as of March 31, 2018. On January 11, 2018, as part of the initial restructuring of the business, the Company converted principal of $17,893 of the $51,868 existing term loan, or Pre-petition Term Loan, into a new term loan, or DIP Roll-up Term Loan. The principal amount of the DIP Roll-up Term Loan was determined based upon the $8,946 of commitments of the two DIP facilities outstanding at the time of the restructuring calculated on a two-to-one basis. As a result of this restructuring, we determined that an extinguishment of the Pre-petition Term Loan had occurred, determined the fair market value of the Pre-petition Term Loan at the time of restructuring and allocated it ratably amongst the Pre-petition Term Loan and the DIP Roll-up Term Loan based upon the par amounts outstanding and reflected this as the new cost basis of both securities, and recognized a realized loss of $8,369. This realized loss was offset by a reversal of unrealized depreciation in the same amount.

Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5.0% of total assets:

THL Credit Logan JV LLC

We currently hold an investment, having an aggregate fair value of $72.5 million as of March 31, 2018, in THL Credit Logan JV LLC, or Logan JV. Logan JV is a joint venture with Perspecta Trust LLC, or Perspecta, which invests primarily in senior secured first lien term loans. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Portfolio Composition and Investment Activity—THL Credit Logan JV LLC” and the audited financial statements of the Logan JV included elsewhere in this prospectus for more information.

OEM Group, LLC

We currently hold debt and equity investments having an aggregate fair value of $34.5 million in OEM Group, LLC and affiliated entities, or OEM as of March 31, 2018. Our investments in OEM, at fair market value, consist of a senior secured first lien term loan, a revolving senior secured loan and a controlling common equity interest of $18.7 million (maturing February 15, 2019), $8.8 million (maturing February 15, 2019) and $7.0 million (including $0.5 million related to a non-controlling interest as a result of consolidating a blocker corporation), respectively, as of March 31, 2018). OEM is a provider of capital equipment solutions to semiconductor fabrication plants and producers of emerging electronics around the world.

THE COMPANY

General

We are an externally managed, non-diversified closed-end management investment company incorporated in Delaware on May 26, 2009, that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, we have elected to be treated for tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. Our investment activities are managed by THL Credit Advisors LLC, or THL Credit Advisors, and supervised by our board of directors, a majority of whom are independent of THL Credit Advisors and its affiliates. As a BDC, we are required to comply with certain regulatory requirements. See “-Business Development Company Regulation” for discussion of BDC regulation and other regulatory considerations. We are also registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act.

Our investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of lower middle market companies. We are a direct lender to lower middle market companies and invest primarily in directly originated first lien senior secured loans, including unitranche investments. In certain instances, we also make second lien secured loans and subordinated, or mezzanine, debt investments, which may include an associated equity component such as warrants, preferred stock or similar securities, and direct equity investments. Our first lien senior secured loans may be structured as traditional first lien senior secured loans or as unitranche loans. Unitranche structures may combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans and our unitranche loans will expose us to the risks associated with second lien and/or subordinated loans to the extent we invest in the “last-out” tranche or subordinated tranche (or piece) of the unitranche loan. We also may provide advisory services to managed funds.

We intend to co-invest, subject to the conditions included in the exemptive order we received from the SEC, with certain of our affiliates. See “-Material Conflicts of Interests” below. We believe that such co-investments may afford us additional investment opportunities and an ability to achieve greater diversification.

We define lower middle market companies to mean both public and privately-held companies with annual earnings before interest, taxes, depreciation and amortization, or EBITDA, generally between $5 million and $25 million. We expect to generate returns primarily through a combination of contractual interest payments on debt investments, equity appreciation, origination and similar fees. We can offer no assurances that we will achieve our investment objective.

Since April 2010, after we completed our initial public offering and commenced principal operations, through March 31, 2018, we have been responsible for making, on behalf of ourselves, managed funds and separately managed account, over approximately an aggregate $1,991 million in commitments to 100 separate portfolio companies through a combination of both initial and follow-on investments. Since April 2010 through March 31, 2018, we, along with our managed funds and separately managed accounts, have received $1,314 million of proceeds from the realization of investments. The Company alone has received $1,085 million of proceeds from the realization of its investments.

As a BDC, we are generally required to invest at least 70% of our total assets primarily in securities of private and certain U.S. public companies (other than certain financial institutions), cash, cash equivalents and U.S. government securities and other high quality debt investments that mature in one year or less.

We are permitted to borrow money from time to time within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to one half of our assets). We have used, and expect to continue to use, our credit facilities and other borrowings, along with proceeds from the rotation of our portfolio and proceeds from public and private securities to finance our investment objectives. See “-Business Development Company Regulations” for discussion of BDC regulation and other regulatory considerations.

Organizational Overview

The Company was organized as a Delaware corporation on May 26, 2009 and initially funded on July 23, 2009. We commenced principal operations on April 21, 2010. The Company has formed substantially owned subsidiaries which serve as tax blockers that hold equity or equity-like investments in portfolio companies organized as limited liability companies or other forms of pass-through entities. The Company also has formed substantially owned subsidiaries which serve as the administrative agents on certain investment transactions, including THL Corporate Finance, Inc.

(1)

THL Credit Advisors LLC is owned and controlled by certain employees of THL Credit Advisors and THL Credit SLS Senior Loan Strategies LLC, or SLS, and a partnership consisting of certain of the partners of THL Partners (defined below).

(2)	SLS is a wholly-owned subsidiary of THL Credit Advisors that focuses principally in investing in broadly syndicated senior loans.
(3)

Greenway I is an investment fund with $150 million of capital committed by affiliates of a single institutional investor, together with a nominal amount committed by the Company, all of which has been paid in and invested by Greenway I, which is managed by us.

(4)

Greenway II is an investment fund and, together with a related vehicle, has $187.0 million of capital committed by third party investors, all of which has been paid in and invested by Greenway II, together with a nominal amount committed by the Company, which is managed by us.

(5)

Logan JV is a joint venture entered into between the Company and Perspecta Trident LLC, or Perspecta, an affiliate of Perspecta Trust LLC, which invests primarily in senior secured first lien term loans. Logan JV has $250 million of capital commitments, of which the Company committed $200 million and Perspecta committed $50 million.

(6)

THL Credit Strategic Funding LLC is a wholly owned subsidiary of THL Credit Advisors that focuses principally on investing in directly originated middle market loans that may require seasoning for other managed funds or accounts.

THL Credit Advisors LLC

Our investment activities are managed by our investment adviser, THL Credit Advisors. THL Credit Advisors is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. We pay THL Credit Advisors a management fee as a percentage of our gross assets and may pay incentive fees as a percentage of our ordinary income and capital gains.

THL Credit Advisors was formed as a Delaware limited liability company on June 26, 2009 and is registered as an investment adviser under the Advisers Act. THL Credit Advisors is an alternative credit investment manager for both direct lending and tradable credit investments through public and private vehicles, commingled funds including collateralized loan obligations, and separately managed accounts. THL Credit Advisors and its credit-focused affiliates managed assets of $12.1 billion as of March 31, 2018 across its two primary investment strategies: Direct Lending and Tradable Credit.

THL Credit Advisors benefits from a scaled and integrated business that draws on a diverse resource base and the credit and industry expertise of the entire platform. Fundamental credit analysis, rigorous and disciplined underwriting, well-structured investments and ongoing monitoring are the hallmarks of its credit culture.

THL Credit Advisors’ Direct Lending strategy invests primarily in secured loans consisting of first lien senior secured, including unitranche investments, and, to a lesser extent, second lien facilities. In certain instances, THL Credit Advisors’ Direct Lending strategy also makes subordinated debt investments and equity investments such as warrants, preferred stock or other similar securities.

THL Credit Advisors’ Tradable Credit strategy manages investments in secured bank loans, structured credit and high-yield securities through CLOs, separate accounts, sub-advisory and various fund formats, including private funds, certain CLOs and as sub-advisor to THL Credit Senior Loan Fund (NYSE: TSLF) (“TSLF”), a nondiversified, closed-end management investment company. The Advisor may serve as investment advisor to additional private funds, registered closed-end funds and CLOs in the future.

THL Credit Advisors is headquartered in Boston, with additional origination teams in Chicago, Dallas, Los Angeles and New York, allowing it to be close to its portfolio companies as well as its origination and syndication sources. Over the years, THL Credit Advisors has developed deep and diverse national relationships that it leverages to maximize investment opportunities across its strategies.

THL Credit Advisor’s Direct Lending investment committee, which serves as our investment committee, is comprised of Christopher J. Flynn, Terrence W. Olson, W. Montgomery Cook, James R. Fellows and Howard H. Wu (the “Investment Committee Members”).

THL Credit Advisors has received an exemptive order from the SEC permitting it to negotiate, subject to the conditions of the order, co-investments among us and certain of its other investment advisory clients. See “Material Conflicts of Interests” below.

THL Credit Advisors also serves as our Administrator and leases office space to us and provides us with equipment and office services. The tasks of the Administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the SEC and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Relationship with Thomas H. Lee Partners, L.P. (“THL Partners”)

The Advisor is owned in part by a partnership consisting of certain of the partners of THL Partners. THL Partners is one of the world’s oldest and most experienced private equity firms. Since its founding in 1974, the firm has raised over $22 billion of equity capital and invested in more than 140 portfolio companies with an aggregate value of over $200 billion. THL Partners invests in growth-oriented businesses, headquartered primarily in North America, across three sectors: Business & Financial Services, Consumer & Healthcare, and Media, Information Services and Technology. The firm partners with portfolio company management to identify and implement operational and strategic improvements to accelerate sustainable revenue and profit growth. THL Partners strives to build companies of lasting value and generate superior investment returns. We believe we benefit from THL Credit Advisors’ relationship with THL Partners. THL Credit Advisors has access to the industry knowledge of THL Partners’ investment team to consult with the THL Partners team on specific industry issues, trends and other complementary matters.

Investment Approach

Our investment approach consists of the following four separate and distinct phases: (1) sourcing; (2) selecting; (3) structuring; and (4) supervising investments. Sourcing involves our efforts to generate as vast a universe of relevant and actionable investment opportunities as possible. Selecting represents our decision-making process regarding which of those investments to pursue. Structuring summarizes our creative approach to deploying capital on a case-by-case basis in a way that maximizes value. Supervising is a reference to our ongoing rigorous credit monitoring.

Sourcing

The elements of our sourcing efforts will include: (i) determining the market in which we intend to participate; (ii) identifying the opportunities within that market; (iii) having a clear strategy; (iv) knowing the competition; and (v) distinguishing our competitive advantages.

Determining the Market

We invest primarily in debt securities of sponsored issuers based in the lower middle market mainly in the United States. Our debt investments are composed of directly originated first lien senior secured loans, including unitranche investments. In certain instances, we also may make second lien loans and subordinated or mezzanine debt investments, which may include an associated equity component such as warrants, preferred stock and other similar securities, and direct equity co-investments. Our first lien senior secured loans may be structured as traditional first lien senior secured loans or as unitranche loans. Unitranche structures may combine characteristics of traditional first lien senior secured as well as second lien and/or subordinated loans and our unitranche loans will expose us to the risks associated with second lien and subordinated loans to the extent we invest in the “last-out” tranche. We also may provide advisory services to managed funds.

Market opportunity

We believe the environment for investing in lower middle market companies is attractive for several reasons, including:

Improved company fundamentals creating favorable lending trends. We believe that lower middle market companies are experiencing improved fundamentals driven by a stabilized economy and an increase in confidence. Lower middle market companies have recently displayed improvements in operating performance, resulting in stronger credit quality. Default levels remain relatively low, and volatility in the broader capital markets has eased, resulting in more lower middle market companies seeking growth capital at attractive lender credit metrics.

Meaningful availability of investable capital at private equity firms. Recent private equity data show over $1 trillion of cash reserves that private equity fund managers are actively looking to allocate to transactions involving new or existing portfolio companies.2 Private equity funds will often prefer to support these transactions with debt securities, including first lien and second lien loans from sources such as us.

Consolidation among commercial banks has reduced their focus on middle market business. We believe that many bank lenders have de-emphasized their service and product offerings to lower middle market companies in favor of lending to large corporate clients, managing capital markets transactions and providing other non-credit services to their customers. Further, many financial institutions and traditional lenders are faced with constrained balance sheets and are requiring existing issuers to reduce leverage. As a result, it allows us a greater opportunity to originate proprietary investment opportunities; a situation that we believe the Investment Professionals are equipped to capitalize upon as a result of their extensive experience.

Increased lending regulation has limited the ability of traditional lenders to provide capital to middle market companies. Heightened scrutiny of large bank institutions by regulatory bodies has prompted lending guidelines that have sought to limit leverage, deter banks from lengthening payment timelines and restrict banks from holding certain CLO securities. In response, banks have been participating less in the middle market lending arena, opening up opportunities for alternative lenders such as us. In addition to new lending activity, as companies look to refinance existing loans that do not abide by the current guidelines, the market opportunity should continue to expand.

Middle market companies are increasingly seeking lenders with long-term capital to provide flexible solutions for their debt and equity financing needs. Lower middle market companies continue to seek lenders with long-term capital to provide flexible solutions for their debt and equity financing needs. We believe that many middle market companies prefer to execute transactions with private capital providers such as us, rather than execute high-yield bond or equity transactions in the public markets, which may necessitate increased financial and regulatory compliance and reporting obligations. Further, we believe many middle market companies are inclined to seek capital from a small number of skilled, reliable and predictable providers with access to permanent capital that can satisfy their specific needs and serve as value-added financial partners with an understanding of, and longer-term view oriented towards the growth of their businesses. We aim to develop a constructive partnership with its portfolio companies to help them navigate economic cycles and operational issues which will arise.

The large yet fragmented middle market may offer lenders more attractive economic terms compared to the more efficient, syndicated markets. Investing in debt securities in the middle market may offer more favorable returns relative to their investment risk, when compared to investments in public high yield or syndicated bank loan securities. Furthermore, private equity sponsors focused on the middle market seek lenders with domain expertise and certainty of closing rather than running a fully efficient arranger process. Directly originated investments in the middle market may, in our experience, permit higher yields on investments and may also benefit from other more favorable terms relative to the broadly syndicated market, including lower leverage, tighter covenant packages, stronger call protection, and greater control of a work-out process in the case of a default.

Investment strategy

We believe a strategy focused primarily on debt securities in middle market companies has a number of compelling attributes. First, the market for these instruments is relatively inefficient, allowing an experienced investor an opportunity to produce high risk-adjusted returns. Second, downside risk can be managed through an extensive credit-oriented underwriting process, creative structuring techniques and intensive portfolio monitoring. We believe private debt investments generally require the highest level of credit and legal due diligence among debt or credit asset classes. Lastly, compared with equity investments, returns on debt investments tend to be less volatile given the substantial current return component and seniority in the capital

[2]	Source: 2018 Preqin Global Private Equity & Venture Capital Report.

structure relative to equity. Though it is not part of our investment strategy, we currently have, and may acquire in the future, control investments in portfolio companies. See “Risk Factors—Our equity ownership in a portfolio company may represent a control investment. Our ability to exit a control investment may be limited”.

We will consider opportunities within all industries and do not have fixed guidelines for industry concentration. As of March 31, 2018, our portfolio investments spanned several industries and the largest industries represented and the percentage of our investment portfolio at fair value were as follows: (i) consumer products and services 17.28%; (ii) industrials and manufacturing at 15.15%; (iii) financial services at 12.87%; (iv) IT services at 9.38%; and (v) healthcare at 7.17%.

Competition

Our primary competitors to providing financing to middle market companies will include other BDCs, public and private funds, commercial and investment banks, CLO funds, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Some of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us.

Competitive advantages

We believe that we possess the following competitive advantages over many other capital providers to middle market companies:

Experienced management team. As stated above, the Investment Committee Members are experienced and many have worked together extensively and together with their past investment experiences have invested through multiple business and credit cycles in a variety of credit products with the objective of generating attractive, long-term, risk-adjusted returns. Each of the Investment Committee Members brings a unique investment perspective and skill-set by virtue of their complementary collective experiences as both debt and equity investors.

Proactive Sourcing Platform. We take a proactive, hands-on, and creative approach to investment sourcing. Our disciplined origination process includes proprietary tools and resources and employs a national platform with a regional focus. With offices in Boston, Chicago, Dallas, Los Angeles and New York, the Investment Committee Members have a deep and diverse relationship network in the debt capital and private equity markets. These activities and relationships provide an important channel through which we generate investment opportunities consistent with our investment strategy.

Significant institutional expertise and brand recognition gained from investing over $2 billion in over 100 companies between June 2009 and March 31, 2018, across our direct lending credit strategy. We have developed the institutional knowledge and operational infrastructure required to successfully achieve our investment objectives. We benefit from proprietary deal flow from strong relationships with sponsors cultivated over eight years of doing business in the middle market. Our comprehensive underwriting methodology and monitoring processes have been implemented across all five regional offices. Additionally, the Investment Committee Members are supported by an experienced operational and administrative team.

Relationship with THL Partners. We are managed by THL Credit Advisors, the credit affiliate of THL Partners. As such, we have access to the relationship network and industry knowledge of THL Partners to enhance transaction sourcing capabilities. This also provides us with the opportunity to consult with investment team from THL Partners on specific industry issues, trends and other complementary matters.

Investments teams with a regional focus set up in Industry Verticals. We take a proactive, hands-on, and creative approach to investment sourcing. Our disciplined origination process includes proprietary tools and resources and employs a national platform with a regional focus. With offices in Boston, Chicago, Dallas, New York and Los Angeles, we have a deep and diverse relationship network. Given our five-office footprint, we are closer to smaller, regional sponsors and have cultivated deep relationships with these private equity firms. In many cases, regional sponsors prefer to partner with local lenders. Once an investment opportunity is sourced by one of our fives offices, the opportunity is transitioned to a lead underwriter while the individual who originated the opportunity remains closely involved in a relationship management capacity. We cover three primary industry verticals: Business & Financial Services (New York), Consumer & Healthcare (Boston, Dallas, Chicago and Los Angeles) and Information Services & Media (Los Angeles). Given our emphasis on three primary industry verticals, we have a strong preference for industry or sector-focused funds and/or sponsors who specialize in only several sectors as opposed to generalist private equity firms. Many middle market sponsors do not staff an internal capital markets resource (i.e., one who maintains a database and network of debt financing partners/arrangers); as such, a sponsor’s deal team leader without this resource is directly responsible for arranging debt financing as part of his/her deal process on a case-by-case basis. Middle market sponsors with this profile appreciate the value proposition of partnering with a trusted, local relationship and respected lender with deep domain expertise.

Selecting

Selecting investments to pursue requires us to have an employable investment philosophy, know our key metrics, have a process to consistently measure those metrics, and implement a repeatable underwriting process that enables our investment committee to make well-reasoned decisions.

Investment Philosophy

Our investment philosophy focuses on capital preservation, relative value, and establishing close relationships with portfolio companies. It is our expectation that this multifaceted focus should generate consistent, attractive, risk-adjusted returns coupled with low volatility.

Capital Preservation. We believe that the key to capital preservation is comprehensive and fundamental credit analysis. We take a long term view of our investments and portfolio with the perspective that most of our investments may need to endure through economic cycles. We refrain from market timing and generally do not enter into investments with the sole intention of realizing short term gains based on changes in market prices. However, we will not hesitate to sell an investment if we believe that it is deteriorating in value and that more recovery will be obtained by selling rather than holding the investment.

Relative Value. Relative value is an essential part of every investment decision. Relative value is determined in a variety of ways including comparisons to other opportunities available in the same asset class and with portfolio companies in the same or similar industries. Relative value is also analyzed across asset classes (senior vs. subordinate, secured vs. unsecured, debt vs. equity) to ensure that the return of a potential investment is appropriate relative to its position in the capital structure.

Key Investment Metrics

Our value-oriented investment philosophy is primarily focused on maximizing yield relative to risk. Upon identifying a potential opportunity, we perform an initial screen to determine whether pursuing intensive due diligence is merited. As part of this process, we have identified several criteria we believe are important in evaluating and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions. However, each prospective portfolio company in which we choose to invest may not meet all of these criteria.

Value orientation/positive cash flow. Our investment philosophy places a premium on fundamental credit analysis and has a distinct value orientation. We will generally focus on companies in which we can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Although we obtain liens on collateral when appropriate and available, we are primarily focused on the predictability of future cash flow. We generally do not intend to invest in start-up companies or companies with speculative business plans.

Seasoned management with significant equity ownership. Strong, committed management teams are important to the success of an investment and we focus on companies where strong management teams are either already in place or where new management teams have been identified. Additionally, we generally require the portfolio companies to have in place compensation provisions that appropriately incentivize management to succeed and to act in our interests as investors.

Strong competitive position. We seek to invest in companies that have developed competitive advantages and defensible market positions within their respective markets, provide a needed product or service and are well positioned to capitalize on growth opportunities.

Exit strategy. We seek companies that we believe will generate consistent cash flow to repay our loans and reinvest in their respective businesses. We expect such internally generated cash flow in portfolio companies to be a key means by which we exit from our investments over time. In addition, we invest in companies whose business models and expected future cash flows offer attractive exit possibilities for the equity component of our returns. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction.

Due Diligence and Investment Process

We employ a rigorous and disciplined underwriting and due diligence process. Our process includes a comprehensive understanding of a portfolio company’s industry, market, operational, financial, organizational and legal position and prospects. In addition to our own analysis, we frequently use the service of third parties (either those of the sponsor, if applicable, or those which we retain) for quality of earnings reports, environmental diligence, legal reviews, industry and customer surveys, and background checks. We conduct thorough reference and background checks on senior management for all investments, including, but not limited to reference calls to several constituencies including senior management of past employers, business associates, customers, industry experts, such as equity research analysts and, when appropriate, competitors.

We seek portfolio companies that have proven management teams that have a vested interest in the company in the form of a meaningful level of equity ownership, that generate stable and predictable cash flow, and whose market position is defensible. We invest in companies with the expectation that we will own the investment through a complete business cycle, and possibly a recession, and we determine the appropriate amount of debt for the company accordingly. In addition, we view a sale of the company which might result in a refinancing of our investment as a possibility but not an expectation. Our intention is to craft strong and lender-friendly credit agreements with covenants, events of default, remedies and inter-creditor agreements being an integral part of our legal documents.

Our due diligence typically includes the following elements (although not all elements necessarily form part of every due diligence project):

Portfolio Company Characteristics: key levers of the business including a focus on drivers of cash flow and growth; revenue visibility; customer and supplier concentrations; historical revenue and margin trends; fixed versus variable costs; free cash flow analysis; portfolio company performance in view of industry performance; and sensitivity analysis around various future performance scenarios (with a focus on downside scenario analysis);

Industry Analysis: including the portfolio company’s position within the context of the general economic environment and relevant industry cycles; industry size and growth rates; competitive landscape; barriers to entry and potential new entrants; product position and defensibility of market share; technological, regulatory and similar threats; and pricing power and cost considerations;

Management: including the quality, breadth and depth of the portfolio company’s management; track record and prior experience; background checks; reputation; compensation and equity incentives; corporate overhead; motivation; and interviews with management, employees, customers and vendors;

Financial Analysis: an understanding of relevant financial ratios and statistics, including various leverage, liquidity, free cash flow and fixed charge coverage ratios; impact on ratios in various future performance scenarios and comparison of applicable ratios to industry competitors; satisfaction with the auditor of the financial statements; and quality of earnings analysis;

Capital Structure: diverse considerations regarding leverage (including understanding seniority and leverage multiples); ability to service debt; collateral and security protections; covenants and guarantees; equity investment amounts and participants (where applicable); and review of other significant structural terms and pertinent legal documentation; and,

Collateral and Enterprise Value: analysis of relevant collateral coverage, including assets on a liquidation basis and enterprise value on a going concern basis; matrix analysis of cash flow and valuation multiples under different scenarios along with recovery estimates; and comparison to recent transaction multiples and valuations.

Underwriting Process

We employ an extensive due diligence approach tailored to each particular investment opportunity. To begin, we review the information memorandum that the company presenting the investment opportunity or its intermediary has prepared, and discuss the opportunity at a high level with the company’s management team, the sponsor or the intermediary, as applicable. Based on that initial high-level review, the investment team submits a customized due diligence questionnaires request to the company or intermediary. Sometimes the company or intermediary responds directly with materials, and other times there is an online data room that the investment team is invited to review. If the investment opportunity involves a sponsor that has performed a diligence review of the company, the investment team reviews the sponsor’s due diligence reports and analyses. The investment team supplements the document review with phone calls and meetings with the intermediary, sponsor and company’s management team, as applicable. Members of the investment team may also speak with business contacts who are industry experts who provide color on industry and market trends, without discussing the specific investment opportunity. Such industry experts may include employees of THL Partners or their portfolio companies, and persons in THL Credit Advisors’ and THL Partners’ vast network of business contacts. Members of the investment team build a preliminary financial model and review financial statements as part of the analysis on whether the opportunity is attractive.

If the investment team believes the opportunity to be compelling or worth further discussion with the larger group, it will prepare a screening memo outlining the opportunity, including a company overview, situation overview, financial summary, investment thesis, risk factors and recommendations for next steps. The screening memo will be reviewed and discussed by all investment professionals (including the investment committee). Members of the investment committee in particular will ask detailed questions about the investment opportunity of the investment team. While no formal vote of the investment committee occurs at this stage, if any member of the investment committee expresses significant concerns about the investment opportunity then the investment team will be unlikely to proceed further.

During such discussions, the investment team will compile diligence questions raised by the larger group, and formulate a strategy for engaging outside consultants, legal and financial advisors and additional industry experts, as needed.

Following such a discussion, if the investment professionals (including the investment committee) believe the opportunity to be compelling, the investment team will then pursue the next stages of diligence and draft a term sheet or initial indication of interest when appropriate. Such documentation will then be presented to the sponsor or intermediary, as appropriate, and shared with the company.

If the investment team decides that the opportunity offers an attractive risk-adjusted return and we are competitively positioned to be awarded the deal, it will begin to work towards final approval by the investment committee by performing confirmatory due diligence. As part of this process, members of the investment team will conduct, among others, in-person meetings with management, in-depth review of historical financial data, thorough reviews of loan documents and material contracts as well as research relating to the company’s industry, customers, suppliers and competitors.

THL Credit Advisors’ in-house counsel will engage outside legal counsel for the opportunity, as well as industry-specific consultants, if appropriate, and accountants. If the investment opportunity involves a sponsor, the investment team may coordinate with the sponsor on engaging such consultants and accountants, and if the investment opportunity involves a co-investor, the investment team will coordinate with the co-investor on engaging all such advisors. Legal counsel will perform legal due diligence, the accountants will perform accounting due diligence, including a quality of earnings report if one does not yet exist, and the industry-specific consultants will diligence various areas such as regulatory restrictions, specific vendor or customer relationships and background checks on the management team.

The investment team will then present its complete findings in the form of a comprehensive memo to the investment committee and ask for official approval of the proposed investment.

Investment Committee

The purpose of the investment committee is to evaluate and approve, as deemed appropriate, all investments by us. The committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of every investment. The committee also serves to provide investment consistency and adherence to THL Credit Advisors’ investment philosophies and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, the investment committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and investment sourcing are also reviewed on a regular basis. Members of our investment team are encouraged to share information and views on credits with the investment committee early in their analysis. This process improves the quality of the analysis and assists the deal team members to work more efficiently.

Each transaction is presented to the investment committee in a formal written report. Each potential sale or exit of an existing investment is also presented to the investment committee. Our investment committee currently consists of Christopher J. Flynn, Terrence W. Olson, W. Montgomery Cook, James R. Fellows and Howard H. Wu. To approve a new investment, or to exit or sell an existing investment, the consent of a majority of the members of the committee is required.

Structuring

Our approach to structuring involves us choosing the most appropriate variety of securities for each particular investment; and negotiating the best and most favorable terms.

Investment Structure

In order to achieve our investment objective, we invest primarily in directly originated first lien senior secured loans, including unitranche investments. In certain instances, we also make second lien loans and subordinated, or mezzanine, debt investments, which may include an associated equity component such as warrants, preferred stock or similar securities, and direct equity investments. Our current portfolio consists of investments that are approximately $10 million to $35 million of capital per transaction and have maturities of five to seven years. We aim to target long-term hold sizes of less than 2.5% of the current cost basis of the total portfolio. In determining whether a prospective investment satisfies our investment criteria, we generally seek a high total return potential on a risk-adjusted basis, although there can be no assurance we will find investments satisfying that criterion or that any such investments will perform in accordance with expectations.

We generally do not intend to invest in startup companies, operationally distressed situations or companies with speculative business plans. In addition, we may invest up to 30% of our portfolio in opportunistic investments which will be intended to diversify or complement the remainder of our portfolio and to enhance our returns to stockholders. These investments may include high yield bonds, private equity investments, securities of public companies that are broadly traded and securities of non-U.S. companies. We expect that these public companies generally will have debt securities that are non-investment grade.

Once we have determined that a prospective portfolio company is suitable for investment, we will work with the management of that portfolio company and its other capital providers, including, as applicable, senior, junior, and equity capital providers, to structure an investment. We will negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure. Investments will include stringent structural and credit protections. The legal review process and documentation will be of paramount importance. Internal counsel of THL Credit Advisors will be closely involved in every investment that we make. Investment professionals working with internal counsel drive the principal negotiation of legal terms in connection with the issuance of term sheets. They continue to be involved in negotiations, along with outside counsel who lead the transactions, throughout the legal documentation process. This involvement on each transaction will provide consistent structural and credit protections across investments.

Security types we invest in include:

First Lien Senior Secured Loans We invest in first lien or senior secured loans, and expect such loans to have terms of three to seven years. A first-lien loan is typically senior on a lien basis to other liabilities in the issuer’s capital structure and has the benefit of a first-priority security interest in assets of the issuer. The security interest ranks above the security interest of any second-lien lenders in those assets. Our first-lien loans may include stand-alone first-lien loans, “last out” unitranche loans, split-collateral loans, and secured corporate bonds with similar features to these categories of first-lien loans.

•

Stand-alone first-lien loans. Stand-alone first-lien loans are traditional first-lien loans. All lenders in the facility have equal rights to the collateral that is subject to the first-priority security interest.

•

“Last out” unitranche loans. The “last out” tranche in a unitranche facility is subject to a waterfall that provides that the “first-out” tranche will be paid out prior to the “last-out” tranche in the event of certain trigger events which customarily would include an enforcement action against collateral. Further, the “last-out” tranche in a unitranche facility may provide certain agreements with respect to the allocation of interest and amortization payments among the tranches. These arrangements may be set forth in an “agreement among lenders,” and/or in the underlying credit agreement, which provides lenders with “first out” and “last out” payment streams based on a single lien on the collateral. Since the “first out” lenders generally have priority over the “last out” lenders for receiving payment under certain specified events of default, or upon the occurrence of other triggering events under intercreditor agreements or agreements among lenders, the “last out” lenders bear a greater risk and, in exchange, receive a higher effective interest rate, through arrangements among the lenders, than the “first out” lenders or lenders in stand-alone first-lien loans.

•

“Split Collateral” loans are credit facilities in which the lenders have a first lien on certain assets and a second lien on other assets. Customarily, one credit facility enjoys a first lien on fixed assets such as equipment and real estate and a second lien on cash and accounts receivable and another credit facility, customarily a working capital facility, has a first lien on cash and accounts receivable and a second lien other assets. Agents on behalf of each credit facility customarily enter into an intercreditor agreement which sets forth each agent’s priority collateral and governs when among the two agents such agent may exercise certain rights and remedies.

Second Lien Loans We structure our second lien investments as secured loans with a second priority lien on the assets of the portfolio company. We obtain security interests in the assets of the portfolio company that serve as collateral in support of the repayment of such loans. This collateral serves as collateral in support of the repayment of these loans. Second lien loans may provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity, although there can be no assurance we will find investments providing for such amortization.

Mezzanine Loans We structure our subordinated, or mezzanine investments, primarily as unsecured, subordinated loans that provide for relatively high, fixed interest rates that will provide us with current interest income. Generally, mezzanine loans rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrowers’ capital structure. Mezzanine loans typically have interest-only payments in the early years, with amortization of principal deferred to the later years and may include an associated equity component such as warrants, preferred stock or other similar securities. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Also, in some cases our mezzanine loans will be collateralized by a subordinated lien on some or all of the assets of the borrower. Typically, our mezzanine loans will have maturities of five to ten years. In determining whether a prospective mezzanine loan investment satisfies our investment criteria, we generally seek a high total return potential, although there can be no assurance we will find investments satisfying that criterion or that any such investments will perform in accordance with expectations.

Logan JV We have invested in Logan JV, which as of March 31, 2018 consisted of a portfolio of loans to 126 different borrowers in industries similar to the companies in our portfolio. Logan JV invests primarily in lower yielding broadly syndicated and directly originated debt securities that are secured by a first lien on some or all of the issuer’s assets, including traditional senior debt and any related revolving or similar credit facility. This is generally the same collateral as our senior secured loans. See Management’s Discussion and Analysis of Financial Condition and Results of Operation—THL Credit Logan JV LLC and the financial statements attached as an exhibit hereto.

Investment Terms

We tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the company to achieve its business plan and improve its profitability. We seek to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk; and

•

negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board under some circumstances or participation rights. The intention will be to craft strong and investor-friendly agreements with covenants, events of default, remedies and intercreditor agreements, if applicable, being an integral part of such documents.

Our investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Any warrants we receive with our debt securities generally require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we also obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

Supervising

Supervision of our investments involves employing active monitoring methods; and developing strong underlying management teams at each portfolio company.

Monitoring

We employ the use of board observation and information rights, regular dialogue with company management and sponsors, and detailed internally generated monitoring reports to actively monitor performance. Additionally, we have developed a monitoring template that promotes compliance with these standards and that is used as a tool to assess investment performance relative to plan.

As part of the monitoring process, the Advisor assesses the risk profile of each of our investments and assigns each portfolio investment a score of a 1, 2, 3, 4 or 5.

The revised investment performance scores, or IPS, are as follows:

1 – The portfolio investment is performing above our underwriting expectations.

2 – The portfolio investment is performing as expected at the time of underwriting. All new investments are initially scored a 2.

3 – The portfolio investment is operating below our underwriting expectations, and requires closer monitoring. The company may be out of compliance with financial covenants, however, principal or interest payments are generally not past due.

4 – The portfolio investment is performing materially below our underwriting expectations and returns on our investment are likely to be impaired. Principal or interest payments may be past due, however, full recovery of principal and interest payments are expected.

5 – The portfolio investment is performing substantially below expectations and the risk of the investment has increased substantially. The company is in payment default and the principal and interest payments are not expected to be repaid in full.

For purposes of clarity, underwriting as referenced herein may be redetermined after the initial investment as a result of a transformative credit event or other material event whereby such initial underwriting is deemed by the Advisor to be no longer appropriate for the purpose of assessing investment performance relative to plan. For any investment receiving a score of a 3 or lower THL Credit Advisors will increase their level of focus and prepare regular updates for the investment committee summarizing current operating results, material impending events and recommended actions.

Our Advisor monitors and, when appropriate, changes the investment scores assigned to each investment in our portfolio. In connection with our investment valuation process, the Advisor and board of directors review these investment scores on a quarterly basis. Our average portfolio company investment score was 2.26 and 2.24 at March 31, 2018 and December 31, 2017, respectively. The following is a distribution of the investment scores of our portfolio investments at December 31, 2017 and 2016 (in millions):

	March 31, 2018				December 31, 2017
Investment Score	Amortized Cost	% of Total Portfolio based on Amortized Cost	Fair Value	% of Total Portfolio based on FV	Amortized Cost	% of Total Portfolio based on Amortized Cost	Fair Value	% of Total Portfolio based on FV
1(a)	$62.7	10.1%	$68.8	11.5%	$63.1	9.9%	$69.4	11.4%
2(b)	437.3	70.4%	437.2	72.8%	436.1	68.1%	437.9	71.9%
3(c)	54.3	8.7%	47.1	7.9%	69.4	10.8%	60.7	10.0%
4(d)	23.6	3.8%	23.6	3.9%	28.4	4.4%	20.0	3.3%
5(e)	43.7	7.0%	23.2	3.9%	43.4	6.8%	20.7	3.4%

Total	$621.6	100.0%	$599.9	100.0%	$640.4	100.0%	$608.7	100.0%

(a)

As of December 31, 2017 and December 31, 2016 Investment Score “1”, based upon fair value, included $0.0 million and $20.2 million, respectively, of loans to companies in which we also hold equity securities.

(b)

As of December 31, 2017 and December 31, 2016, Investment Score “2”, based upon fair value, included $147.3 million and $110.7 million, respectively, of loans to companies in which we also hold equity securities.

(c)

As of December 31, 2017 and December 31, 2016, Investment Score “3”, based upon fair value, included $48.9 million and $95.6 million, respectively, of loans to companies in which we also hold equity securities.

(d)	As of December 31, 2017 and December 31, 2016, Investment Score “4”, based upon fair value, included no loans to companies in which we also hold equity securities.
(e)

As of December 31, 2017 and December 31, 2016, Investment Score “5”, based upon fair value, included $12.6 million and $12.4 million, respectively, of loans to companies in which we also hold equity securities.

Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or when it is no longer probable that principal or interest will be collected. However, we may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. As of March 31, 2018, we had loans on non-accrual status with an amortized cost basis of $41.4 million and fair value of $5.7 million. As of December 31, 2017, we had loans on non-accrual status with an amortized cost basis of $56.3 million and a fair value of $21.0 million. Once a loan is place on non-accrual, our Advisor takes steps to maximize recovery on our investment, including through restricting or disposition of our positions. We record the reversal of any previously accrued income against the same income category reflected in the Consolidated Statements of Operations.

Staffing

We do not currently have any employees and do not expect to have any employees. Our Advisor and Administrator have hired and expect to continue to hire professionals with skills applicable to our business plan and investment objective, including experience in middle market investment, leveraged finance and capital markets. Each of our executive officers is an employee and executive officer of our Advisor or its wholly owned subsidiary, THL Credit Senior Loan Strategies LLC (“SLS”). Our day-to-day investment operations are managed by our Advisor. The services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by either the Advisor or SLS. Our Advisor’s investment professionals focus on origination and transaction development and the ongoing monitoring of our investments. We reimburse the Advisor, in its capacity as our Administrator, for costs and expenses incurred by our

Administrator for office space rental, office equipment and utilities allocable to our Administrator under the administration agreement, as well as any costs and expenses incurred by our Advisor relating to any non-investment advisory, administrative or operating services provided by our Advisor to us. In addition, we reimburse our Administrator for our allocable portion of expenses it incurs in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of certain of our officers and their respective staffs.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are currently located at 100 Federal Street, 31st Floor, Boston, MA 02110. THL Credit Advisors furnishes us office space and we reimburse it for such costs on an allocated basis.

Legal proceedings

As of March 31, 2018, we are not a defendant in any material pending legal proceeding, and no such material proceedings are known to be contemplated. However, from time to time, we may be party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under the contracts with our portfolio companies. Third parties may also seek to impose liability on us in connection with the activities of our portfolio companies.

MANAGEMENT OF THE COMPANY

Our business and affairs are managed under the direction of our board of directors. Our board of directors currently consists of seven members, six of whom are not “interested persons” of our company or of THL Credit Advisors as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by our board of directors, consistent with the rules of The NASDAQ Global Select Market. We refer to these individuals as our independent directors. Our board of directors elects our executive officers, who serve at the discretion of the board of directors.

Board of Directors

Under our current charter, each of our directors will hold office for one year terms. At each annual meeting of our stockholders, the successors to the directors whose terms expire at each such meeting will be elected to hold office for a one year term expiring at the next annual meeting of stockholders following their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies or such director’s earlier resignation, death or removal.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since
Interested Directors:
Christopher J. Flynn	45	Director, Chief Executive Officer	2015
Independent Directors:
David K. Downes(1)	78	Director	2009
Edmund P. Giambastiani, Jr.	69	Director	2016
Nancy Hawthorne	66	Director, Chairman of the Board	2009
James D. Kern	51	Director	2014
Deborah McAneny	59	Director	2015
Jane Musser Nelson	60	Director	2018

(1)	Mr. Downes will not stand for re-election at the 2018 Annual Meeting of Stockholders.

Biographical information regarding our Board is set forth below. We have divided the directors into two groups—independent directors and interested directors. Interested directors are “interested persons” of THL Credit, Inc., as defined in Section 2(a)(19) of the 1940 Act.

Executive Officers

The following persons serve as our executive officers in the following capacities:

Name	Age	Position
Christopher J. Flynn	45	Chief Executive Officer
Terrence W. Olson	51	Chief Financial Officer, Chief Operating Officer, Assistant Secretary and Treasurer
Sabrina Rusnak-Carlson	38	Chief Compliance Officer, General Counsel and Secretary

The address for each executive officer is c/o THL Credit, Inc., 100 Federal Street, 31st Floor, Boston, MA 02110.

Biographical information

Information about the specific experience, skills, attributes and qualifications of each director, which in each case led to the board’s conclusion that the director should serve as a director of the Company, is provided in below, in “Biographical Information.”

Our directors have been divided into two groups—interested directors and independent directors. Interested directors are interested persons as defined in the 1940 Act. Christopher J. Flynn is an interested director by virtue of serving as our Chief Executive Officer. The board believes having its Chief Executive Officer on the board of directors fosters clear accountability, effective decision-making and alignment on corporate strategy. In part because the Company is an externally managed investment company, the board believes having an interested chairperson that is familiar with the Company’s portfolio companies, its day-to-day management and the operations of THL Credit Advisors greatly enhances, among other things, its understanding of the Company’s investment portfolio, business, finances and risk management efforts.

Interested Directors

Christopher J. Flynn. Mr. Flynn is Chief Executive Officer of THL Credit, Inc. and THL Credit Advisors LLC, Chief Executive Officer of THL Credit Senior Loan Strategies LLC, and a member of the Board of Directors of THL Credit, Inc. and THL Credit Logan JV LLC. He also serves on the Investment Committee of THL Credit, Inc. and THL Credit Logan JV LLC and on the Global Investment Committee of THL Credit Advisors LLC. Previously, Mr. Flynn served as Co-Chief Investment Officer, and prior to that, Co-President and Managing Director, of THL Credit, Inc. and THL Credit Advisors LLC. Since joining THL Credit, Mr. Flynn has been involved in origination and closing investments, portfolio management, capital raising and management of THL Credit’s direct lending private funds and accounts, and the establishment of the Chicago and New York offices of THL Credit Advisors LLC. Prior to joining THL Credit in 2007, Mr. Flynn was a Vice President at AIG in the Leveraged Capital Group. Mr. Flynn joined AIG in February 2005 after working for Black Diamond Capital Management, a hedge fund, as a Senior Financial Analyst. From 2000 to 2003, Mr. Flynn worked in a variety of roles at GE Capital, lastly as an Assistant Vice President within the Capital Markets Syndication Group. Prior to joining GE Capital, Mr. Flynn worked at BNP Paribas as a Financial Analyst and at Bank One as a Commercial Banker. Mr. Flynn earned his M.B.A. with a concentration in Finance and Strategy from Northwestern University’s Kellogg Graduate School of Business and his B.A. in Finance from DePaul University.

Independent Directors

David K. Downes. Mr. Downes currently serves as Vice Chairman of the Board of Community Capital Management, an investment management company and served as its Chief Executive Officer and board member from 2004 to February 2014. Mr. Downes has served as the President of Community Capital Trust since 2004, and currently serves as President of its managed funds, CRA Qualified Investment Fund and Alternative Income Fund. Previously, Mr. Downes served as the Independent Chairman of GSK Domestic Employee Benefit Trust between 2006 and 2013. From 2005 to January 2016, Mr. Downes served as trustee of the Oppenheimer Funds New York Board, where he was also chair of the audit committee and a member of the regulatory and oversight committee. From 1993 to 2003, Mr. Downes was Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc., a subsidiary of Lincoln National Corporation, and Delaware Investments U.S., Inc., an investment management subsidiary of Lincoln National Corporation, President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds, President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC and Chairman and Chief Executive Officer of Retirement Financial Services, Inc., a registered transfer agent and investment adviser and a subsidiary of Delaware Investments U.S., Inc. From 1995 to 2003, Mr. Downes was President and Chief Executive Officer of Delaware Service Company, Inc. and from 1985 to 1992 held the roles of Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation, an investment subsidiary of Equitable Life Assurance Society. Mr. Downes was Corporate Controller of Merrill Lynch & Co., Inc. from 1977 to 1985. Prior to that, he held positions with Colonial Penn Group, Inc., and Price Waterhouse & Company. Mr. Downes was in the United States Marine Corps from 1957 to 1959. He currently serves as a director of Actua, an information technology company, including roles of chair of the audit committee and a member of the compensation committee, since October 2003; and oversees 64 portfolios as a trustee of various funds in the Oppenheimer Funds complex. Mr. Downes has a B.S. from Pennsylvania State University.

Edmund P Giambastiani, Jr. Admiral Giambastiani joined the Company’s board of directors in 2016. He has extensive leadership experience serving in the U.S. Navy for 37 years until his retirement in 2007. Admiral Giambastiani served as the Seventh Vice Chairman of the Joint Chiefs of Staff, the second ranking officer in the U.S. military, as NATO’s first Supreme Allied Commander Transformation and as Commander, U.S. Joint Forces Command. Additionally while on active duty, Admiral Giambastiani held extensive operational and staff assignments including command at the submarine, submarine squadron, fleet, allied and joint service level. Admiral Giambastiani currently serves as a director on the board of The Boeing Company and is a member of the board of trustees of the Oppenheimer Funds (designated the New York Board), the MITRE Corporation and the U.S. Naval Academy Foundation Athletic and Scholarship programs. In addition to independent consulting, he serves on the advisory boards of the Massachusetts Institute of Technology Lincoln Laboratory and the Maxwell School of Citizenship and Public Affairs of Syracuse University. He also served as the chairman of the board of Monster Worldwide, Inc. Since retirement from the Navy, he has served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior in addition to the Director of the Central Intelligence Agency and as a congressionally appointed commissioner on the Military Compensation and Modernization Commission. Admiral Giambastiani holds a B.S. from the U.S. Naval Academy where he graduated with leadership distinction.

Nancy Hawthorne. Ms. Hawthorne serves as the Chairman of the Company’s board of directors. Since 2014, Ms. Hawthorne has served as founder and Partner of Hawthorne Financial Advisors, LLC, a registered investment advisor. In addition, Ms. Hawthorne served as Chair and Chief Executive Officer of Clerestory LLC, a financial advisory and investment firm from August 2001 through December 2015. From 1997 to 1998, Ms. Hawthorne served as Chief Executive Officer and Managing Partner of Hawthorne, Krauss & Associates, LLC, a provider of consulting services to corporate management, and as Chief Financial Officer and Treasurer of Continental Cablevision, a cable television company, from 1982 to 1997. Ms. Hawthorne serves on the board of directors of Avid Technologies, a provider of an open and integrated technology platform, where she has served as lead independent director since October 2014 and also from January 2008 to December 2011, interim Chief Executive Officer from August 2007 through December 2007, and chairperson from May 2004 to May 2007. Ms. Hawthorne is a director of the MetLife Funds, a family of mutual funds established by the Metropolitan Life Insurance Company. Ms. Hawthorne is also a director of CRA International, Inc., a global consulting firm. She previously served on the Investment Committee at Wellesley College. Ms. Hawthorne has a B.A. from Wellesley College and an M.B.A. from Harvard Business School.

James D. Kern. Since 2016, Mr. Kern has served as the Chief Executive Officer of Emerging Payments Technologies, Inc., a leading alternative payment solution provider. He also serves as Managing Partner of Majestic Ventures 1 LLC, a consulting and investment partnership focused on early stage growth companies since May 2014. In addition, Mr. Kern has served on the board of directors of PlaySight Interactive Ltd., a designer of consumer sports analytics systems, since May 2014. Mr. Kern also serves on the board of directors of Basic Energy Services, Inc., a provider of well site services to oil and natural gas drilling and producing companies. From 2010 to mid-2014, Mr. Kern was a Managing Director at Nomura Securities, serving as Head of Global Finance FIG and Specialty Finance Investment Banking for the Americas. He previously served as a Managing Director at J.P. Morgan Securities within the FIG practice focused on Asset Management and Specialty Finance clients and, from 1994-2008, was a Senior Managing Director at Bear Stearns where he held several positions including Head of Strategic Finance-FIG, Head of Corporate Derivatives and was a founding member of the firm’s Structured Equity Products group. Mr. Kern has a B.S. from the Marshall School of Business at the University of Southern California.

Deborah McAneny. Ms. McAneny is the former Chief Operating Officer of Benchmark Senior Living from 2007 to 2009. Prior to this, she was employed at John Hancock Financial Services for 20 years in various positions including as Executive Vice President for Structured and Alternative Investments where she was responsible for a portfolio of investment businesses with total assets under management of $20 billion including all real estate, commercial mortgages, CMBS, structured fixed-income, timber and agricultural. She was a Senior Auditor with Arthur Andersen & Co from 1981 to 1985. She is currently the lead independent director of HFF, Inc. (NYSE:HF)

and on the board of directors of RREEF America REIT II, an open-ended, core real estate fund and RREEF Property Trust, Inc., a public non-traded REIT. She also serves on the board of advisors of Benchmark Senior Living, LLC. She was formerly on the board of directors of KKR Financial Holdings from 2005 through 2014. She is a trustee of the Rivers School, a former Chair of the Board of Trustees of the University of Vermont, and a past President of the Commercial Mortgage Securities Association. Ms. McAneny holds a Masters Professional Director Certification from the American College of Corporate Directors, a national public company director education and credentialing organization and a B.S. in Business Management from the University of Vermont.

Jane Musser Nelson. Ms. Musser Nelson was formerly a managing director with Cambridge Associates where she spent eight years (2010-2016 and 2005-2007) researching credit managers and working with a broad array of clients building credit portfolios as well as advising all asset allocations. Prior to this, she was an Executive Vice President at Bain Credit, investing and managing portfolios of leveraged loans and high yield bonds. Ms. Musser Nelson was also at ING Capital Advisors for eight years, serving on their U.S. and European Investment Committees and managing CLOs. Prior to ING, Ms. Musser Nelson was a Vice President at Eaton Vance working on the Senior Debt Fund team. She is currently serving on the advisory committee of several private funds. Ms. Musser Nelson also serves as Chair of the Investment Committee of the Concord Museum and on the Investment Committee for ConcordArt. Ms. Musser Nelson has a B.A. from Smith College and an M.B.A. from the Amos Tuck School of Business, Dartmouth College.

Ms. Musser Nelson’s experience in senior management roles at various financial services firms with a focus on leveraged loans, CLOs and private debt are among the attributes that led to the conclusion that Ms. Musser Nelson should serve on the Company’s board of directors.

Executive Officers Who Are Not Directors

Terrence W. Olson. Mr. Olson is the Chief Operating Officer and Chief Financial Officer of THL Credit, Inc., THL Credit Advisors LLC and THL Credit Senior Loan Strategies LLC. He also serves on the Board of Directors of THL Credit Senior Loan Strategies LLC and on the Investment Committee of THL Credit, Inc. As a member of THL Credit, Inc.’s senior management team, he is responsible for finance, operations, administration and information technology. He is also directly involved in strategic initiatives, capital raising and investor relations. Prior to joining THL Credit in February 2008, Mr. Olson spent ten years at Highland Capital Partners (“Highland”), a venture capital firm, where he served as Director of Finance and was responsible for the financial, tax and operational matters for Highland’s funds as well global activities in Europe and China. Before joining Highland, Mr. Olson was a Senior Manager at the accounting firm of PricewaterhouseCoopers LLP where he worked with public and private companies in the financial services and technology sectors between 1989 and 1998. He has been a presenter and speaker at numerous financial and private equity conferences and is active with several related industry groups, including the Financial Executive Alliance, where he serves on the Board of Directors. Mr. Olson earned his B.S. in Accounting from Boston College.

Sabrina Rusnak-Carlson. Ms. Rusnak-Carlson is the Chief Compliance Officer, General Counsel and Secretary of THL Credit, Inc., THL Credit Advisors LLC and THL Credit Senior Loan Strategies LLC. Her role includes legal and compliance review of THL Credit’s business operations, investing transactions, regulatory filings and strategic initiatives for THL Credit, Inc., THL Credit Advisors LLC and THL Credit Senior Loan Strategies LLC. Prior to joining THL Credit in 2015, Ms. Rusnak-Carlson was a Partner in the Corporate Department and a member of the Finance, Private Debt Finance and Distressed Debt Groups of Proskauer Rose LLP (“Proskauer Rose”) where she was responsible for representing alternative lenders in complex financings including acquisition financings, dividend recapitalization financings, asset-based loans, cash flow loans, cross-border and multi-currency loans, multi-tiered financing facilities, second-lien, unitranche, mezzanine, subordinated debt, and distressed debt facilities in addition to intercreditor agreements and debt restructurings. Prior to joining Proskauer Rose, Ms. Rusnak-Carlson worked at Nutter McClennen & Fish LLP as an Associate and prior thereto, at Triage Consulting Group as a Financial Consultant. Ms. Rusnak-Carlson earned her J.D. from the Boston University School of Law and her B.S. in Business Administration from Georgetown University.

Director Independence

In accordance with rules of The NASDAQ Global Select Market, the Board annually determines the independence of each director. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company. The Company monitors the status of its directors and officers through the activities of the Company’s Governance Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has changed.

In order to evaluate the materiality of any such relationship, the Board uses the definition of director independence set forth in The NASDAQ Global Select Market rules. The NASDAQ Global Select Market rules provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

The Board has determined that each of the directors and nominees is independent and has no relationship with the Company, except as a director and stockholder of the Company, with the exception of Christopher J. Flynn. Mr. Flynn is an interested person of the Company due to his positions as an officer of the Company.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our Board of Directors approves the appointment of our investment adviser and related investment management agreement and administration agreement and our officers, reviews and monitors the services and activities performed by our investment adviser and our executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

CEO as Director

The Board’s governance structure is strengthened by having its CEO serve as a director on the Board, together with an independent chairman. The Board believes this provides an efficient and effective leadership model for the Company. Including our CEO on the Board fosters clear accountability, effective decision-making, and alignment on corporate strategy.

No single leadership model is right for all companies at all times. The Board recognizes that depending on the circumstances, other leadership models, might be appropriate. Accordingly, the Board periodically reviews its leadership structure.

Moreover, the Board believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having its CEO on the Board. Specifically:

•	A supermajority of the directors of the Company are independent directors;

•	All of the members of the Audit Committee, Governance and Compensation Committee are independent directors;

•	The Board and its committees regularly conduct scheduled meetings in executive session, out of the presence of Mr. Flynn and other members of management;

•	The Board and its committees consult with an independent external counsel, out of the presence of Mr. Flynn and other members of management;

•	The independent directors periodically meet with the Company’s Chief Compliance Officer, out of the presence of Mr. Flynn and other members of management;

•	The Board and its committees regularly conduct meetings that specifically include Mr. Flynn;

•

The Board and its committees remain in close contact with, and receive reports on various aspects of the Company’s management and enterprise risk directly from, the Company’s senior management and independent auditors;

•	The Board and its committees interact with employees of the Company outside the ranks of senior management; and

•	The Chairman of the Board is an independent director.

Having a CEO who also serves as a director on the Board, an independent Chairman, experienced directors who evaluate the Board and themselves at least annually provides the right leadership structure for the Company and is best for the Company and its stockholders at this time.

Executive Sessions and Communications with Directors

The independent directors serving on our Board intend to meet in executive sessions at the conclusion of each regularly scheduled meeting of the Board, and additionally as needed, without the presence of any directors or other persons who are part of the Company’s management. These executive sessions of our Board will be presided over by Ms. Hawthorne, the Chairman of the Board.

Stockholders and other interested parties may contact any member (or all members) of the Board by mail or electronically. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to THL Credit, Inc., 100 Federal Street, 31st Floor, Boston, MA 02110, Attention: Corporate Secretary. Any communication to report potential issues regarding accounting, internal controls and other auditing matters will be directed to the Audit Committee. Appropriate THL Credit, Inc. personnel will review and sort through communications before forwarding them to the addressee(s).

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

Day-to-day risk management with respect to the Company is the responsibility of THL Credit Advisors and in some cases other service providers to the extent that risk management is delegated to third parties, but in all cases, risk management is subject to the supervision of THL Credit Advisors. The Company is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by THL Credit Advisors and the other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Company. Risk oversight is part of the Board’s general oversight of the Company and is addressed as part of various board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Company and internal accounting personnel for THL Credit Advisors, as appropriate, regarding risks faced by the Company and management’s or its service providers’ risk functions. Nancy Hawthorne, an Independent Director, serves as Chairman of the Board. The Board believes that it is in the best interests of the Stockholders for Ms. Hawthorne to lead the Board because of her familiarity with our business and investment objective, her broad experience with the day-to-day management and operation of other investment funds and her significant background in the financial services industry, as described above. The Board believes that its leadership structure is appropriate because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The committee system facilitates the timely and efficient consideration of matters by the directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the

Company’s activities and associated risks. The Board also believes that its size creates an efficient corporate governance structure that provides opportunity for direct communication and interaction between management and the Board.

The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Company’s compliance program and reports to the Board regarding compliance matters for the Company and THL Credit Advisors. The independent directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

We believe that the role of our Board of Directors in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

Board Meetings and Committees

Our Board met eight times during fiscal year 2017. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held while the director was a member of such committees. The Board’s standing committees are set forth below. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each Annual Meeting of Stockholders. Two of our directors attended our 2017 Annual Meeting of Stockholders.

Our board of directors currently has three committees: an audit committee, a governance committee, a nominating committee and a compensation committee.

Audit Committee

The Audit Committee is presently composed of three persons, David K. Downes (Chairperson), Nancy Hawthorne and James D. Kern, all of whom are considered independent for purposes of the 1940 Act and The NASDAQ Global Select Market listing standards. Following our 2018 Annual Meeting of Stockholders, our Audit Committee will be composed of Debbie McAneny (Chairperson), Nancy Hawthorne and Jane M. Nelson. Our Board of Directors has determined that each current member of our Audit Committee and each person who will be an Audit Committee member following the 2018 Annual Meeting of Stockholders is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934, or the Exchange Act. In addition, each member of our Audit Committee meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Company or of THL Credit Advisors as defined in Section 2(a)(19) of the 1940 Act. The Audit Committee met four times during the 2017 fiscal year.

The Audit Committee operates pursuant to a charter approved by our Board of Directors. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of our financial statements, the adequacy of our system of internal controls, the review of the independence and performance of, as well as communicate openly with, our registered public accounting firm, the performance of our internal audit function and our compliance with legal and regulatory requirements.

A charter of the Audit Committee is available in print to any stockholder who requests it and it is also available on the Company’s website at http://investor.THLCreditBDC.com.

Governance and Compensation Committee

At our March 7, 2017 Board of Directors meeting, our Board of Directors unanimously approved the combination of the Governance Committee and the Compensation Committee to form the Governance and Compensation Committee. The Governance and Compensation Committee operates pursuant to a charter approved by our Board of Directors, which combines the responsibilities of the previous Governance Committee and Compensation Committee, including: (i) making nominations, in compliance with our Nominating Procedures, for the appointment or election of independent directors, personnel training policies and administering the provisions of the code of ethics and the code of ethics and business conduct applicable to the independent directors, and (ii) overseeing the Company’s compensation policies, evaluating executive officer performance and reviewing and approving the compensation, if any, by the Company of its executive officers. The Nominating Procedures set forth our policy regarding director qualifications and skills, the process for identifying and evaluating director nominees and directors available for re-election, the process for evaluating director candidates nominated by stockholders, the process regarding stockholder communications with the Board and the policy regarding directors’ attendance at annual meetings.

The Governance and Compensation Committee currently consists of Nancy Hawthorne, Deborah McAneny (Chairperson) and Edmund Giambastiani Jr. all of whom are considered independent for purposes of the 1940 Act and The NASDAQ Global Select Market listing standards. Following our 2018 Annual Meeting of Stockholders, the Governance and Compensation Committee will be composed of James D. Kern (Chairperson), Nancy Hawthorne and Edmund Giambastiani Jr. The Governance and the Compensation Committee met three times during the 2017 fiscal year.

The Governance and Compensation Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and the Nominating Procedures and any other applicable law, rule or regulation regarding director nominations. Stockholders may submit candidates for nomination for our Board of Directors by writing to: Board of Directors, THL Credit, Inc., 100 Federal Street, 31st Floor, Boston, MA 02110. When submitting a nomination to us for consideration, a stockholder must provide certain information proving his status as a stockholder and certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name of the stockholder and evidence of the person’s ownership of shares of the Company, including the number of shares owned and the length of time of ownership, (ii) the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company, and if requested by the Governance and Compensation Committee, a completed and signed director’s questionnaire, (iii) the class, series (if applicable) and number of shares of our capital stock owned beneficially or of record by such individual; (iv) the date such shares were acquired and the investment intent of such acquisition; (v) whether such stockholder believes any such individual is, or is not, an “interested person” of the Company, as defined in the 1940 Act or is, or is not, “independent” as set forth in the Nasdaq Global Select Market listing standards, and information regarding such individual that is sufficient, in the discretion of the Board or any committee thereof or any authorized officer of the Company, to make either such determination, and (vi) all other information relating to such individual that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected.

One of the goals of the Governance and Compensation Committee is to assemble a board of directors that brings us a variety of perspectives and skills derived from high quality business and professional experiences. In considering possible candidates for election as a director, the Governance and Compensation Committee takes into account, in addition to such other factors as it deems relevant, the desirability of directors who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to the affairs and business of the Company;

•	are able to work with the other members of the Board and contribute to the success of the Company;

•	can represent the long-term interests of the Company’s stockholders as a whole; and

•	are selected such that the Board represents a range of backgrounds and experience.

The Governance and Compensation Committee also considers all applicable legal and regulatory requirements that govern the composition of the Board.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Governance and Compensation Committee may also consider such other factors as it may deem are in our best interests and those of our stockholders. The Governance and Compensation Committee also believes it appropriate for certain key members of our management to participate as members of the Board. The Governance and Compensation Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Our Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for Board membership.

The Governance and Compensation Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Governance and Compensation Committee or the Board decides not to re-nominate a member for re-election, the Governance and Compensation Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Governance and Compensation Committee and Board are polled for suggestions as to individuals meeting the criteria of the Governance and Compensation Committee. Research may also be performed to identify qualified individuals. We have not engaged third parties to identify or evaluate or assist in identifying potential nominees to the Board.

In reviewing and approving the compensation, if any, by the Company for each of the Company’s executive officers, the Governance and Compensation Committee will, among other things, consider corporate goals and objectives relevant to executive officer compensation, evaluate each executive officer’s performance in light of such goals and objectives, and set each executive officer’s compensation based on such evaluation and such other factors as the Governance and Compensation Committee deems appropriate and in the best interests of the Company (including the cost to the Company of such compensation). Notwithstanding the foregoing, currently none of the Company’s executive officers are directly compensated by the Company. However, the Company reimburses its administrator for the allocable portion of overhead and other expenses incurred by the administrator in performing its obligations under an administration agreement, including an allocable share of the compensation of certain of the Company’s executive officers with finance and compliance responsibilities.

A charter of the Governance and Compensation Committee and the Nominating Procedures are available in print to any stockholder who requests it, and it is also available on the Company’s website at http://investor.THLCreditBDC.com.

Code of Ethics and Business Conduct

We have adopted a Code of Ethics and Business Conduct that applies to, among others, our executive officers, including our Principal Executive Officers and Principal Financial Officer, as well as every officer, director and employee of the Company. Requests for copies should be sent in writing to THL Credit, Inc., 100 Federal Street, 31st Floor, Boston, MA 02110. The Company’s Code of Ethics and Business Conduct is also available on our website at http://investor.THLCreditBDC.com.

If we make any substantive amendment to, or grant a waiver from, a provision of our Code of Ethics and Business Conduct, we will promptly disclose the nature of the amendment or waiver on our website at http://investor.THLCreditBDC.com as well as file a Form 8-K with the SEC.

Director Compensation

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2017.

Name	Fees Earned or Paid in Cash(1)(2)
Interested Directors:
Christopher J. Flynn(3)	—

Independent Directors:
David K. Downes(4)	$142,000
Edmund P. Giambastiani, Jr.	$124,500
Nancy Hawthorne	$163,500
James D. Kern	$132,500
Deborah McAneny	$130,000
Jane M. Nelson	—	(5)

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.
(3)	As employee directors, Mr. Flynn does not receive any compensation for his service as directors. Mr. Flynn is employed by THL Credit Advisors LLC, and not by the Company.
(4)	Mr. Downes will not stand for re-election at our 2018 Annual Meeting of Stockholders.
(5)	Ms. Nelson was appointed to the Board in April of 2018.

From January 1, 2017 to December 31, 2017, we paid each independent director an annual fee. The annual fee was $67,500 between January 1, 2017 and December 31, 2017. We also paid our independent directors $12,000 per regular board meeting attended in person or by telephone, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with in-person attendance at such meeting, and $1,500 per ad-hoc board meeting attended in person or by telephone, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with in-person attendance at such meeting. In addition, we paid the Chairperson of the Audit Committee an annual fee of $25,000, the other members of the Audit Committee an annual fee of $12,500, the Chairperson of the Governance Committee and the Compensation Committee an annual fee of $10,000 and other members of the Governance and Compensation Committees an annual fee of $6,000, for their additional services in these capacities. The Chairman of the Board is also paid an annual fee of $25,000. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers.

No compensation is paid to the directors who are interested persons of the Company as defined in the 1940 Act.

Compensation of Executive Officers

None of our officers will receive direct compensation from us. We do not engage any compensation consultants. Further, we are prohibited under the 1940 Act from issuing equity incentive compensation, including stock options, stock appreciation rights, restricted stock and stock, to our officers, directors and employees. The compensation of our chief financial officer and chief compliance officer and certain of their staff are paid by our administrator, subject to reimbursement by us of an allocable portion of such compensation for services rendered by them to us. To the extent that our administrator outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to the administrator.

CERTAIN RELATIONSHIPS

We entered into an investment management agreement on April 1, 2010 under which the Advisor, subject to the overall supervision of our board of directors manages the day-to-day operations of, and provides investment advisory services to us. The Advisor and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. For example, the Advisor presently serves as investment advisor to one or more additional private funds and to certain CLOs and is a subadviser to a closed-end fund, THL Credit Senior Loan Fund (NYSE: TSLF).

The Advisor’s policies are also designed to manage and mitigate the conflicts of interest associated with the allocation of investment opportunities if we are able to co-invest, either pursuant to SEC interpretive positions or an exemptive order, with other funds managed by the Adviser and its affiliates. In addition, we note that any affiliated fund currently formed or formed in the future and managed by the Advisor or its affiliates may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. However, in certain instances due to regulatory, tax, investment, or other restrictions, certain investment opportunities may not be appropriate for either us or other funds managed by the Advisor. Generally, unless otherwise provided in the allocation policy, if an investment opportunity is appropriate for both us and other investment funds and the investment opportunity requires more than the price to be negotiated, the investment opportunity will be made available to the other investment fund or us on an alternating basis based on the date of closing of each such investment opportunity. As a result, the Advisor and/or its affiliates may face conflicts in allocating investment opportunities between us and such other entities. Although the Advisor and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by the Advisor or its affiliates.

The SEC staff has granted us relief sought in an exemptive application that expands our ability to co-invest in portfolio companies with other funds managed by the Adviser or its affiliates (“Affiliated Funds”) in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions (the “Order”). Pursuant to the Order, we are permitted to co-invest with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) or our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching by us or our stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.

Related Party Transactions

Investment Management Agreement

On March 2, 2018, our investment management agreement with the Advisor was re-approved by the Board of Directors, including a majority of our directors who are not interested persons of us. Under the investment management agreement, the Advisor, subject to the overall supervision of our board of directors, manages the day-to-day operations of, and provides investment advisory services to us.

Base Management Fee

The base management fee calculation remains the same and is calculated at an annual rate of 1.5% of our gross assets payable quarterly in arrears on a calendar quarter basis. For purposes of calculating the base management fee, “gross assets” is determined as the value of our assets without deduction for any liabilities. The base management fee is calculated based on the value of our gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

For the three months ended March 31, 2018 and 2017, we incurred base management fees payable to the Advisor of $2.3 million and $2.6 million, respectively. As of March 31, 2018 and December 31, 2017, $2.3 million and $2.6 million, respectively, was payable to the Advisor.

Incentive Fee on Net Investment Income

We accepted the Advisor’s proposal to waive 100% of the incentive fees earned for the period commencing on January 1, 2018 and ending on December 31, 2018 (such waiver, “Incentive Fee Waiver”). Such waived incentive fees shall not be subject to recoupment. No such fees were earned for the three month period ending March 31, 2018.

Further, commencing January 1, 2018, we accepted the Advisor’s proposal to calculate the incentive fee on net investment income as indicated below (“Reduced Incentive Fee on Net Investment Income”) and waive such portion of the Reduced Incentive Fee on Net Investment Income that is in excess of the incentive fee on net investment income as set forth in the investment management agreement that the Advisor would otherwise be entitled to receive. In order to ensure that we will pay the Advisor less aggregate fees on a cumulative basis, as calculated beginning January 1, 2018, we will, at the end of each quarter, also calculate the incentive fee on net investment income owed by us to the Advisor based on the formula in place prior to January 1, 2018 effect to the waiver (“Incentive Fee on Net Investment Income Prior to Fee Waiver Agreement”). If, at any time beginning January 1, 2018, the aggregate fees on a cumulative basis, as calculated based on the formula in place after January 1, 2018, would be greater than the aggregate fees on a cumulative basis, as calculated based on the Incentive Fee on Net Investment Income Prior to Fee Waiver Agreement, the Advisor shall only be entitled to the lesser of those two amounts. See the section Incentive Fee on Net Investment Income Calculated Prior to the Fee Waiver Agreement for the details of the calculation under the investment management agreement.

On January 1, 2018, the Reduced Incentive Fee on Net Investment Income will be calculated by reference to the most recent trailing twelve quarter period or, if shorter, the number of quarters that have occurred since January 1, 2018 (“Trailing Twelve Quarter Period”), rather than on the standalone quarterly basis as set forth in the investment management agreement. Specifically, the net investment income component will be calculated, and payable, quarterly in arrears at the end of each calendar quarter by reference to our aggregate preincentive fee net investment income, as adjusted as described below, from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since January 1, 2018). Preincentive fee net investment income is expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the beginning of each applicable calendar quarter comprising of the relevant Trailing Twelve Quarters. The hurdle amount for incentive fee based on preincentive fee net investment income will continue to be determined on a quarterly basis and equal to 2.0% (which is 8.0% annualized) but shall be multiplied by the net asset value attributable to our common stock at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters (also referred to as “minimum income level”). The hurdle amount will be calculated after making appropriate adjustments for subscriptions (which includes all issuances by us of shares of our common stock, including issuances pursuant to our dividend reinvestment plan) and distributions that occurred during the relevant Trailing Twelve Quarters.

The calculation of preincentive fee net investment income shall continue to mean interest income, amortization of original issue discount, commitment and origination fees, dividend income and any other income (including any other fees, such as, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under our administration agreement (discussed below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest. Furthermore, preincentive fee net investment income will continue to include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash.

The incentive fee based on preincentive net investment income for each quarter will be determined as follows:

•	The Investment Advisor receives no incentive fee for any calendar quarter in which our preincentive fee net investment income does not exceed the minimum income level.

•

Subject to the Incentive Fee Cap below, the Advisor receives 100% of our preincentive fee net investment income for the Trailing Twelve Quarters with respect to that portion of the preincentive net investment income for such quarter, if any, that exceeds the minimum income level but is less than 2.5% (which is 10.0% annualized) (also referred to as the “catch-up” provision); and

•	20.0% of our preincentive fee net investment income, if any, greater than 2.5% (10.0% annualized) for the Trailing Twelve Quarters.

The amount of the incentive fee on preincentive net investment income that will be paid for a particular quarter will equal the excess of the incentive fee so calculated minus the aggregate incentive fees on preincentive net investment income that were paid in respect of the eleven calendar quarters (or if shorter, the number of quarters that have occurred since January 1, 2018) included in the relevant Trailing Twelve Quarters but not in excess of the Incentive Fee Cap (as described below).

The foregoing incentive fee will be subject to an Incentive Fee Cap (as defined below). The “Incentive Fee Cap” for any quarter is an amount equal to (a) 20% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters, minus (b) the aggregate incentive fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters. “Cumulative Net Return” means (x) preincentive net investment income in respect of the relevant Trailing Twelve Quarters minus (y) any Net Capital Loss, if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, we will pay no incentive fee based on income to our Advisor for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the incentive fee based on pre-incentive net investment income that is payable to our Advisor for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, we will pay an incentive fee based on preincentive net investment income to our Advisor equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the incentive fee based on preincentive net investment income that is payable to our Advisor for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, we will pay an incentive fee based on income to our Advisor equal to the incentive fee calculated as described above for such quarter without regard to the Incentive Fee Cap.

“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

For the avoidance of doubt, the purpose of the Reduced Incentive Fee on Net Investment Income is to reduce aggregate incentive fees payable to Advisor by us, effective as of January 1, 2018. In order to ensure that we will pay the Advisor less aggregate fees on a cumulative basis, as calculated beginning January 1, 2018, we will, at the end of each quarter, also calculate the incentive fee on net investment income owed by us to Advisor based on the formula in place prior to January 1, 2018. If, at any time beginning January 1, 2018, the aggregate fees on a cumulative basis, as calculated based on the formula in place after January 1, 2018 after giving effect to the Dividend Waiver, would be greater than the aggregate fees on a cumulative basis, as calculated based on the formula in place prior to January 1, 2018, the Advisor shall only be entitled to the lesser of those two amounts until such time as the requisite number of shareholders approve such amended incentive fee calculation.

Incentive Fee on Net Investment Income Prior to Fee Waiver Agreement

The incentive fee on net investment income prior to the Fee Waiver Agreement was calculated and payable, quarterly in arrears based on our preincentive fee net investment income for the immediately preceding calendar quarter, subject to a cumulative total return requirement and to deferral of non-cash amounts. The preincentive fee net investment income, which was expressed as a rate of return on the value of our net assets attributable to our common stock, for the immediately preceding calendar quarter, had a 2.0% (which is 8.0% annualized) hurdle rate (also referred to as “minimum income level”). The Advisor received no incentive fee for any calendar quarter in which our preincentive fee net investment income does not exceed the minimum income level. Subject to the cumulative total return requirement described below, the Advisor receives 100% of our preincentive fee net investment income for any calendar quarter with respect to that portion of the preincentive net investment income for such quarter, if any, that exceeded the minimum income level but is less than 2.5% (which is 10.0% annualized) of net assets (also referred to as the “catch-up” provision) and 20.0% of our preincentive fee net investment income for such calendar quarter, if any, greater than 2.5% (10.0% annualized) of net assets. The foregoing incentive fee was subject to a total return requirement, which provided that no incentive fee in respect of our preincentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that was payable in a calendar quarter was limited to the lesser of (i) 20% of the amount by which our preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch- up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” was the amount, if positive, of the sum of our preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that was attributable to deferred interest (sometimes referred to as payment-in-kind interest, or PIK, or original issue discount, or OID) will be paid to Advisor, together with interest thereon from the date of deferral to the date of payment, only if and to the extent the Advisor actually received such interest in cash, and any accrual thereof was be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. There was no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there is no delay of payment if prior quarters are below the quarterly hurdle rate. For the three months ended March 31, 2018 and 2017, we incurred $0 and $1.3 million, respectively, of incentive fees related to ordinary income. The lower incentive fees compared to the prior three months were the result of realized and unrealized losses in the portfolio. As of March 31, 2018 and December 31, 2017, $0.0 and $0.1 million, respectively, of such incentive fees are currently payable to the Advisor. As of March 31, 2018 and December 31, 2017, $1.0 million and $1.0 million, respectively of incentive fees incurred by us were generated from deferred interest (i.e. PIK, certain discount accretion and deferred interest) and are not payable until such amounts are received in cash.

Incentive Fee on Capital Gains

The second component of the incentive fee (capital gains incentive fee) is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date). This component is equal to 20.0% of our cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of the cumulative aggregate realized capital losses and cumulative aggregate unrealized capital depreciation through the end of such year. The calculation of the capital gains incentive fee has not been modified or waived. The aggregate amount of any previously paid capital gains incentive fees is subtracted from such capital gains incentive fee calculated. There was no capital gains incentive fee payable to our Advisor under the investment management agreement of March 31, 2018 and December 31, 2017.

GAAP Incentive Fee

GAAP requires that the incentive fee accrual considers the cumulative aggregate realized gains and losses and unrealized capital appreciation or depreciation of investments or other financial instruments, such as an interest rate derivative, in the calculation, as an incentive fee would be payable if such realized gains and losses or unrealized capital appreciation or depreciation were realized, even though such realized gains and losses and unrealized capital appreciation or depreciation is not permitted to be considered in calculating the fee actually payable under the investment management agreement (“GAAP Incentive Fee”). There can be no assurance that such unrealized appreciation or depreciation will be realized in the future. Accordingly, such fee, as calculated and accrued, would not necessarily be payable under the investment management agreement, and may never be paid based upon the computation of incentive fees in subsequent periods. For the three months ended March 31, 2018 and 2017, we incurred no incentive fees related to the GAAP incentive fee.

Administration Agreement

We have also entered into an administration agreement with the Advisor under which the Advisor will provide administrative services to us. Under the administration agreement, the Advisor performs, or oversees the performance of administrative services necessary for our operation, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, the Advisor assists in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. We will reimburse the Advisor for our allocable portion of the costs and expenses incurred by the Advisor for overhead in performance by the Advisor of its duties under the administration agreement and the investment management agreement, including facilities, office equipment and our allocable portion of cost of compensation and related expenses of our chief financial officer and chief compliance officer and their respective staffs, as well as any costs and expenses incurred by the Advisor relating to any administrative or operating services provided to us by the Advisor. Our board of directors reviews the allocation methodologies with respect to such expenses. Such costs are reflected as Administrator expenses in the accompanying Consolidated Statements of Operations. Under the administration agreement, the Advisor provides, on our behalf, managerial assistance to those portfolio companies to which we are required to provide such assistance. To the extent that our Advisor outsources any of its functions, we pay the fees associated with such functions on a direct basis without profit to the Advisor.

For the three months ended March 31, 2018 and 2017 we incurred administrator expenses of $0.6 million and $0.8 million, respectively. As of March 31, 2018 and December 31, 2017, $0.1 million and $0.0 million of administrator expenses were payable to the Advisor, respectively.

License Agreement

We and the Advisor have entered into a license agreement with THL Partners under which THL Partners has granted to us and the Advisor a non-exclusive, personal, revocable worldwide non-transferable license to use the trade name and service mark THL, which is a proprietary mark of THL Partners, for specified purposes in connection with our respective businesses. This license agreement is royalty-free, which means we are not charged a fee for our use of the trade name and service mark THL. The license agreement is terminable either in its entirety or with respect to us or the Advisor by THL Partners at any time in its sole discretion upon 60 days prior written notice, and is also terminable with respect to either us or the Advisor by THL Partners in the case of certain events of non-compliance. After the expiration of its first one year term, the entire license agreement is terminable by either us or the Advisor at our or its sole discretion upon 60 days prior written notice. Upon termination of the license agreement, we and the Advisor must cease to use the name and mark THL, including any use in our respective legal names, filings, listings and other uses that may require us to withdraw or replace our names and marks. Other than with respect to the limited rights contained in the license agreement, we and the

Advisor have no right to use, or other rights in respect of, the THL name and mark. We are an entity operated independently from THL Partners, and third parties who deal with us have no recourse against THL Partners.

Due to and from Affiliates

The Advisor paid certain other general and administrative expenses on our behalf. As of March 31, 2018 and December 31, 2017, there was $0.3 million and $0.2 million, respectively, due to affiliates, which was included in accrued expenses and other payables on the Consolidated Statements of Assets and Liabilities.

As of March 31, 2018 and December 31, 2017, the Advisor owed $0.1 million and $0.0 million, respectively, of administrator expenses as a reimbursement to us, which was included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

We act as the investment adviser to Greenway and Greenway II and are entitled to receive certain fees. As a result, each of Greenway and Greenway II is classified as an affiliate. As of March 31, 2018 and December 31, 2017, $0.3 million and $0.4 million of fees related to Greenway and Greenway II, respectively, were included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

For our controlled equity investments, as of March 31, 2018, we had $2.7 million of dividends receivable from Logan JV and C&K Market, Inc., $0.4 million of fees from OEM Group, LLC, $0.3 million of interest from Copperweld Bimetallics, LLC and $0.1 million of interest from Loadmaster Derrick & Equipment, Inc., included in interest, dividends, and fees receivable and $0.3 million of fees from Tri Starr Management Services, Inc. in prepaid expenses and other assets on the Consolidated Statements of Assets and Liabilities. As of December 31, 2017, we had $3.5 million of dividends receivable from Logan JV and C&K Market, Inc., $0.5 million of interest and fees from OEM Group, LLC included in interest, dividends, and fees receivable, $0.2 million of interest from Copperweld Bimetallics LLC, $0.1 million of interest from Loadmaster Derrick & Equipment, Inc., and $0.3 million of interest and fees from Tri Starr Management Services, Inc. in prepaid expenses and other assets, which was offset by $0.1 million of deferred revenue in other deferred liabilities, on the Consolidated Statements of Assets and Liabilities.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of May 31, 2018, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 32, 673,590 shares of common stock outstanding as of May 31, 2018.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” of THL Credit, Inc. as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Unless otherwise indicated, the address of all executive officers and directors is c/o THL Credit, Inc., 100 Federal Street, 31st Floor, Boston, MA 02110.

Name	Number of Shares Owned Beneficially	Percentage
Other:

Leon G. Cooperman(1)(2)	2,174,100	6.65%
11431 W. Palmetto Park Road Boca Raton, FL 33428

Interested Directors:

Christopher J. Flynn(3)(4)	71,684	*

Independent Directors:

David K. Downes(4)	35,738	*

Edmund P. Giambastiani, Jr.	—	*

Nancy Hawthorne(4)(5)	14,869	*

James D. Kern	4,000	*

Deborah McAneny	9,500	*

Jane Musser Nelson	—	*

Executive Officers:

Terrence W. Olson(4)(6)	67,226	*

Sabrina Rusnak-Carlson	6,960	*

All executive officers and directors as a group (9 persons)	209,977	0.64%

*	Represents less than 1%.
(1)	Information about the beneficial ownership of our principal stockholders is derived from filings made by them with the SEC.
(2)

Based on information included in the Schedule 13G filed by Leon G. Cooperman on February 14, 2018, as of December 31, 2017, Mr. Cooperman beneficially owned 2,174,000 shares of the Company’s common stock, had sole voting and dispositive power over 2,024,100 shares of the Company’s common stock. Mr. Cooperman is married to an individual named Toby Cooperman. Mr. Cooperman is one of the Trustees of The Leon and Toby Cooperman Foundation (the “Foundation”), a charitable trust dated December 16, 1981. Mr. Cooperman has investment discretion over the Shares (as defined below) held by the Uncommon Knowledge And Achievement, Inc. (the “Uncommon”), a 501(c)(3) Delaware charitable foundation. As to the Shares owned by the Uncommon, there would be shared power to dispose or to direct the disposition of such Shares because the owners of the Uncommon may be deemed beneficial owners of such Shares pursuant to Rule 13d-3 under the Act as a result of their right to terminate the discretionary account within a period of 60 days. Mr. Cooperman has an adult son named Michael S. Cooperman and a minor grandchild named Asher Silvin Cooperman. The Michael S. Cooperman WRA Trust (the “WRA Trust”), is an irrevocable trust for the benefit of Michael S. Cooperman. Mr. Cooperman has investment authority over the Shares held by Toby Cooperman, Michael S. Cooperman, the UTMA account for Asher Silvin Cooperman, and the WRA Trust accounts. Mr. Cooperman’s ownership consists of 1,271,500 shares owned by Mr. Cooperman; 220,000 shares owned by Toby Cooperman; 200,00 shares owned by the Foundation; 110,000 shares owned by Michael S. Cooperman; 200,000 shares owned by the WRA Trust; 4,600 shares owned by the UTMA account for Asher Silvin Cooperman; 150,000 shares owned by the Uncommon; and 18,000 shares owned by the Residence Trust.
(3)

Includes 23,385 shares held as an individual and 11,900 shares held by THL Credit Advisors FBO Christopher J. Flynn, for which Mr. Flynn has sole voting and dispositive power. Also includes Mr. Flynn’s indirect interest in shares held by THL Credit Advisors LLC.

(4)	Includes shares purchased through a dividend reinvestment plan.
(5)	Shares are held in the Nancy Hawthorne SEP FBO Nancy Hawthorne, for which Ms. Hawthorne has sole voting and dispositive power.
(6)

Includes 14,550 shares held as an individual and 30,517 shares held by THL Credit Advisors FBO Terrence W. Olson, for which Mr. Olson has sole voting and dispositive power. Also includes Mr. Olson’s indirect interest in shares held by THL Credit Advisors LLC.

The following table sets forth, as of May 31, 2018, the dollar range of our equity securities that is beneficially owned by each of our directors. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Christopher J. Flynn	$100,001—$500,000
Independent Directors:
David K. Downes	$100,001—$500,000
Nancy Hawthorne	$100,001—$500,000
James D. Kern	$10,001—$50,000
Deborah McAneny	$50,001—$100,000
Edmund Giambastiani, Jr.	$0.00

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $7.86 on May 31, 2018 on The NASDAQ Global Select Market.
(3)	The dollar ranges of equity securities beneficially owned are: None; $1—$10,000; $10,001—$50,000; $50,001—$100,000; $100,001—$500,000; $500,001—$1,000,000 or over $1,000,000.

THE ADVISOR

THL Credit Advisors will serve as our investment adviser. THL Credit Advisors is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, THL Credit Advisors will manage the day-to-day operations of, and provide investment advisory and management services to, THL Credit, Inc. The address of THL Credit Advisors is 100 Federal Street, Boston, Massachusetts 02110.

Portfolio managers

The members of THL Credit Advisors’ investment committee are our portfolio managers. The investment committee currently consists of Christopher J. Flynn, Terrence W. Olson, W. Montgomery Cook, James R. Fellows and Howard H. Wu. Biographical information with respect to Messrs. Flynn and Olson is set forth under “Management of the Company—Biographical information.”

Our investment support team also includes, James W. Bartling, Michelle C. Handy, Darren B. Felfeli, J. Lee Incandela, Garrett M. Stephen, William Karim, Eric Lee, Katherine A. Taylor, Eric C. Pearson, Amy Zheng and Brian D. Harpish who focus on the origination and transaction analysis and diligence and ongoing monitoring and administration of our investments.

None of the members of the investment committee are employed by us or receive any direct compensation from us. These individuals receive compensation from THL Credit Advisors that includes an annual base salary, an annual discretionary bonus and a portion of the distributions made by THL Credit Advisors, a portion of which relates to the incentive fee or carried interest earned by THL Credit Advisors in connection with its services to us.

Investment Support

W. Montgomery Cook. Mr. Cook, 51, is a Managing Director for THL Credit Advisors LLC, Co-Head of the Direct Lending Platform and is on the investment committee of THL Credit, Inc. As a member of the New York investment team, his role includes sourcing and evaluating new investment opportunities. Mr. Cook also oversees origination, structuring and execution of investments in the financial services vertical. Prior to joining THL Credit in 2013, Mr. Cook was a Director at Deutsche Bank in the Credit Solutions Group where he was responsible for originating and structuring investment opportunities for the bank’s balance sheet. Mr. Cook’s experience included leveraged loans, middle market CLOs, esoteric asset finance, commercial real estate and premium finance. Prior to Deutsche Bank, Mr. Cook was a Managing Director with a publicly-traded BDC where he was on the investment committee and responsible for sourcing, underwriting, executing and monitoring a portfolio of subordinated loans and equity co-investments to financial sponsor-backed companies. Mr. Cook began his career at Merrill Lynch & Co. where he was a Financial Analyst in the Telecom, Media & Technology Investment Banking group and was subsequently an Associate and a Vice President in the Financial Sponsors Group at J.P. Morgan. Mr. Cook earned his B.S. in Business Administration from Northeastern University.

James R. Fellows. Mr. Fellows, 53, is a Managing Director, Co-Head of the Tradable Credit Platform, Chief Investment Officer of THL Credit Advisors LLC and THL Credit Senior Loan Strategies LLC and is on the investment committee of THL Credit, Inc. He also serves on the Board of Directors of an affiliate of THL Credit Advisors. He has more than twenty-eight years of investment industry experience, principally in the area of leveraged finance. From April 2004 through June 2012, Mr. Fellows was Co-Head, Alternative Credit Strategies Group of McDonnell Investment Management, LLC, where he helped establish and manage three cash flow CLOs, a leveraged loan opportunity fund and unleveraged fund and a separate account. From 1998 to April 2004, Mr. Fellows was a Senior Vice President at Columbia Advisors, where he served as Co-Portfolio Manager for two continuously offered closed-end funds and four structured product vehicles from their inception, including two CLOs. Prior to joining Columbia Advisors in 1998, Mr. Fellows was a Senior Credit Analyst for Van Kampen Investments in its Bank Loan Investment Group. While at Van Kampen, Mr. Fellows also served as a Credit Analyst for high-yield bonds and privately placed mezzanine bonds. Other responsibilities with Van

Kampen included training junior credit analysts for its bank loans and high yield groups. Mr. Fellows brings extensive knowledge of high-yield bank loans and high-yield bonds, as well as in-depth workout, restructuring and distressed investment experience. Mr. Fellows earned his B.S. degree in Economics and Finance from the University of Nebraska and is a CFA charterholder and a member of The CFA Institute.

Howard H. Wu. Mr. Wu, 39, is a Managing Director for THL Credit Advisors LLC, Co-Head of the Direct Lending Platform and is on the investment committee of THL Credit, Inc. As a member of the Los Angeles investment team, his role includes sourcing and evaluating new investment opportunities. Mr. Wu also oversees origination, structuring and execution of investments in the healthcare vertical. Prior to joining THL Credit in 2007, Mr. Wu worked in the Corporate Finance department at Yahoo! Inc. where he executed mergers & acquisitions and strategic partnerships. He was previously in the Investment Banking Division at Bear, Stearns & Co. in San Francisco and Los Angeles. Mr. Wu earned his B.A. in Economics from the University of California, Berkeley.

James W. Bartling. Mr. Bartling, 40, is a Director and Senior Counsel for THL Credit Advisors LLC. His role includes structuring, negotiation and review of all portfolio investments and investment opportunities. Prior to joining THL Credit in 2011, Mr. Bartling was an Associate at the law firm of Proskauer Rose LLP, where he worked from 2007 to 2011 and had a general corporate practice, with an emphasis in commercial finance transactions, particularly those involving junior capital. Prior to joining Proskauer, Mr. Bartling worked in-house as an Associate Counsel at Investors Bank & Trust Company. Mr. Bartling earned his J.D. from Suffolk University Law School and his B.S. from the University of Vermont.

Darren B. Felfeli. Mr. Felfeli, 31, is a Director for THL Credit Advisors LLC. As a member of the Dallas investment team, his role includes sourcing and evaluating new investment opportunities. Prior to joining THL Credit in 2010, Mr. Felfeli worked in the Global Investment Banking Division of RBC Capital Markets in the Energy Group from 2008 to 2010. Mr. Felfeli earned his B.S. in Business Administration with a major in Finance and minor in Accounting from the University of Texas at Austin.

J. Lee Incandela. Mr. Incandela, 32, is a Director for THL Credit Advisors LLC. As a member of the New York investment team, his role includes sourcing and evaluating new investment opportunities. Prior to joining THL Credit in 2010, Mr. Incandela worked for BMO Capital Markets in Boston from 2009 to 2010 where he worked in the investment banking division, focusing on middle market Healthcare M&A and financings. Prior to BMO, he worked in the investment banking division at Jefferies & Company in the M&A and Healthcare groups. Mr. Incandela earned his B.S. in Economics from Vanderbilt University.

Garrett M. Stephen. Mr. Stephen, 31, is a Director for THL Credit Advisors LLC. As a member of the Boston investment team, his role includes sourcing and evaluating new investment opportunities. Prior to joining THL Credit in 2012, Mr. Stephen worked in the Restructuring Group at Lazard in New York from 2011 to 2012, where he served in the investment banking division. Prior to Lazard, he worked at CDG Group, a middle market restructuring firm, where he specialized in corporate turnarounds and restructurings across a variety of industries. Mr. Stephen earned his B.S. in Finance and Quantitative Perspectives from Bentley University.

Michelle C. Handy. Ms. Handy, 43, is a Managing Director and Head of Underwriting and Portfolio Management for THL Credit Advisors LLC. She is responsible for underwriting, executing transactions and managing portfolio investments. Prior to joining THL Credit in 2016, Ms. Handy worked at GE Capital from 2001 to 2016 where she held several roles in underwriting, portfolio management and workouts. Most recently, she was the COO of GE Capital Americas’ workout function. Ms. Handy earned her M.S. in Finance from the University of Wisconsin-Madison and her B.S. in Finance and Spanish from Boston College.

William Karim. Mr. Karim, 37, is a Director and Senior Counsel for THL Credit Advisors LLC. His role includes structuring, negotiation and review of all portfolio investments and investment opportunities. Prior to joining THL Credit in 2017, Mr. Karim worked as Counsel at Keurig Green Mountain, Inc. from 2013 to 2017 where he was responsible for negotiating and maintaining strategic partnerships, negotiating and executing credit agreements and establishing a supply chain financing program. Prior to Keurig Green Mountain, Mr. Karim worked as an Associate at Proskauer Rose LLP from 2010 to 2012 and before that, as an Associate at Mayer Brown LLP. Mr. Karim began his career as an Operations Team Service Representative at Eaton Vance Management before entering law school. Mr. Karim earned his J.D. from the Ohio State University Moritz College of Law and his B.A. in Political Science from Trinity College.

Eric Lee. Mr. Lee, 42, is a Director for THL Credit Advisors LLC. As a member of the New York investment team, he is responsible for originating investment opportunities and for managing portfolio investments. Prior to joining THL Credit in 2017, Mr. Lee was a Director at Credit Suisse Asset Management in the Corporate Credit Solutions Group from 2013 to 2016 where he was responsible for originating, structuring, and monitoring investments for Credit Suisse Park View BDC, Inc. Prior to Credit Suisse Asset Management, Mr. Lee was a founding member of the team that developed and executed a middle market direct lending strategy using firm capital within the Investment Banking Division of Credit Suisse from 2010 to 2012. Mr. Lee’s experience includes seven and a half years as an investment banker in the Los Angeles offices of both UBS and Credit Suisse where he originated, executed, and arranged leveraged loan and high yield transactions for financial sponsors and corporate clients. Mr. Lee began his career as an Analyst at Stonington Partners, a $1.0 billion private equity fund established by the principals of Merrill Lynch Capital Partners, and subsequently held finance and corporate development roles at Webvan Group and DaVita prior to entering business school. Mr. Lee earned his M.B.A. with Honors from The University of Chicago Booth School of Business and his B.A. in Economics from Columbia University.

Katherine A. Taylor. Ms. Taylor, 34, is a Director for THL Credit Advisors LLC. Her responsibilities include business development, product development, strategic relationships and fund marketing. She is responsible for the development and management of institutional investor, private investor, co-investor, strategic capital and lender finance relationships across THL Credit’s platform. Prior to joining THL Credit in 2016, Ms. Taylor was a Vice President and head of fundraising and investor relations at Graycliff Partners, the former private equity team of HSBC in the United States and Latin America from 2011 to 2016. Prior to Graycliff Partners, Ms. Taylor was an Assistant Vice President at HSBC Private Bank, where her responsibilities included alternative asset marketing and new product development. Ms. Taylor also held previous roles at Loomis, Sayles & Company and State Street Global Markets. Ms. Taylor earned her B.A. in International Studies and M.B.A. from the Carroll School of Management at Boston College.

Eric C. Pearson. Mr. Pearson, 32, is a Vice President for THL Credit Advisors LLC. As a member of the Chicago investment team, his role includes evaluating new investment opportunities, executing transactions and managing portfolio investments. Prior to joining THL Credit in 2013, Mr. Pearson worked as an Analyst at Barclays Capital in the Technology, Media and Telecom Group from 2010 to 2012. Prior to Barclays Capital, he worked in the Consumer Group at Houlihan Lokey. Mr. Pearson earned his B.B.A. and Masters in Accounting from the University of Texas at Austin.

Amy Zheng. Ms. Zheng, 30, is a Vice President for THL Credit Advisors LLC. As a member of the Chicago investment team, her role includes evaluating new investment opportunities, executing transactions and managing portfolio investments. Prior to joining THL Credit in 2016, Ms. Zheng worked as a Senior Associate at McNally Capital from 2013 to 2015 and before that, as an Analyst at J.P. Morgan from 2011 to 2013. Ms. Zheng earned her B.S. in Industrial Engineering and Operations Research from Columbia University.

Brian D. Harpish. Mr. Harpish, 42, is a Controller and Director for THL Credit’s Direct Lending platform. His role includes managing the financial accounting and reporting, internal control environment and investment operations for THL Credit, Inc. Prior to joining Direct Lending in 2011, Mr. Harpish was a Controller at Energy Investors Funds where he was responsible for the financial reporting of various private equity funds. Prior to joining Energy Investors Funds, Mr. Harpish worked at THL Partners, where he was responsible for managing the financial reporting, taxation and ongoing investor relations for a number of private equity funds. Mr. Harpish began his career at PricewaterhouseCoopers LLP. Mr. Harpish earned his M.B.A from Boston University, his B.S. in Accountancy from Villanova University and is a licensed C.P.A.

The table below shows the dollar range of shares of our common stock to be beneficially owned by the members of the Investment Committee and our investment team as of May 31, 2018.

Name of Portfolio Manager/Investment Support Team	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Christopher J. Flynn	$500,001—$1,000,000
Terrence W. Olson	$500,001—$1,000,000
Sabrina Rusnak-Carlson	$50,001—$100,000
James R. Fellows	$100,001—$500,000
W. Montgomery Cook	$10,001—$50,000
Howard H. Wu	—
James W. Bartling	—
Darren B. Felfeli	—
J. Lee Incandela	$1—$10,000
Garrett M. Stephen	$1—$10,000
Michelle Handy	—
William Karim	—
Eric Lee	—
Katherine Taylor	—
Eric C. Pearson	$1—$10,000
Amy Zheng	—
Brian D. Harpish	$1—$10,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, or the “Exchange Act.”
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $7.86 on May 31, 2018 on The NASDAQ Global Select Market.
(3)	The dollar range of equity securities beneficially owned are: none, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000, or over $1,000,000.

Investment management agreement

THL Credit Advisors serves as our investment adviser. THL Credit Advisors is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, THL Credit Advisors manages the day-to-day operations of, and provide investment advisory and management services to, THL Credit, Inc. The address of THL Credit Advisors is 100 Federal Street, 31st Floor, Boston, Massachusetts 02110.

Under the terms of our investment management agreement, THL Credit Advisors:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	closes, monitors and administers the investments we make, including the exercise of any voting or consent rights.

THL Credit Advisors’ services under the investment management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Pursuant to our investment management agreement, we pay THL Credit Advisors a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee.

Base Management Fee

The base management fee calculation remains the same and is calculated at an annual rate of 1.5% of the Company’s gross assets payable quarterly in arrears on a calendar quarter basis. For purposes of calculating the base management fee, “gross assets” is determined as the value of the Company’s assets without deduction for any liabilities. The base management fee is calculated based on the value of the Company’s gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

For the three months ended March 31, 2018 and 2017, the Company incurred base management fees payable to the Advisor of $2.3 million and $2.6 million, respectively. As of March 31, 2018 and December 31, 2017, $2.3 million and $2.6 million, respectively, was payable to the Advisor.

Incentive Fee on Net Investment Income

The Company accepted the Advisor’s proposal to waive 100% of the incentive fees earned for the period commencing on January 1, 2018 and ending on December 31, 2018 (such waiver, “Incentive Fee Waiver”). Such waived incentive fees shall not be subject to recoupment. No such fees were earned for the three month period ending March 31, 2018.

Further, commencing January 1, 2018, the Company accepted the Advisor’s proposal to calculate the incentive fee on net investment income as indicated below (“Reduced Incentive Fee on Net Investment Income”) and waive such portion of the Reduced Incentive Fee on Net Investment Income that is in excess of the incentive fee on net investment income as set forth in the investment management agreement that the Advisor would otherwise be entitled to receive. In order to ensure that the Company will pay the Advisor less aggregate fees on a cumulative basis, as calculated beginning January 1, 2018, the Company will, at the end of each quarter, also calculate the incentive fee on net investment income owed by the Company to the Advisor based on the formula in place prior to January 1, 2018 effect to the waiver (“Incentive Fee on Net Investment Income Prior to Fee Waiver Agreement”). If, at any time beginning January 1, 2018, the aggregate fees on a cumulative basis, as calculated based on the formula in place after January 1, 2018, would be greater than the aggregate fees on a cumulative basis, as calculated based on the Incentive Fee on Net Investment Income Prior to Fee Waiver Agreement, the Advisor shall only be entitled to the lesser of those two amounts. See the section Incentive Fee on Net Investment Income Calculated Prior to the Fee Waiver Agreement for the details of the calculation under the investment management agreement.

On January 1, 2018, the Reduced Incentive Fee on Net Investment Income will be calculated by reference to the most recent trailing twelve quarter period or, if shorter, the number of quarters that have occurred since January 1, 2018 (“Trailing Twelve Quarter Period”), rather than on the standalone quarterly basis as set forth in the investment management agreement. Specifically, the net investment income component will be calculated, and payable, quarterly in arrears at the end of each calendar quarter by reference to the Company’s aggregate preincentive fee net investment income, as adjusted as described below, from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since January 1, 2018). Preincentive fee net investment income is expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the beginning of each applicable calendar quarter comprising of the relevant Trailing Twelve Quarters. The hurdle amount for incentive fee based on preincentive fee net investment income will continue to be determined on a quarterly basis and equal to 2.0% (which is 8.0% annualized) but shall be multiplied by the net asset value attributable to the Company’s common stock at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters (also referred to as “minimum income level”). The hurdle amount will be calculated after making appropriate adjustments for subscriptions (which includes all issuances by us of shares of the Company’s common stock, including issuances pursuant to the Company’s dividend reinvestment plan) and distributions that occurred during the relevant Trailing Twelve Quarters.

The calculation of preincentive fee net investment income shall continue to mean interest income, amortization of original issue discount, commitment and origination fees, dividend income and any other income (including any other fees, such as, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s administration agreement (discussed below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest. Furthermore, preincentive fee net investment income will continue to include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash.

The incentive fee based on preincentive net investment income for each quarter will be determined as follows:

•	The Investment Advisor receives no incentive fee for any calendar quarter in which the Company’s preincentive fee net investment income does not exceed the minimum income level.

•

Subject to the Incentive Fee Cap described below, the Advisor receives 100% of the Company’s preincentive fee net investment income for the Trailing Twelve Quarters with respect to that portion of the preincentive net investment income for such quarter, if any, that exceeds the minimum income level but is less than 2.5% (which is 10.0% annualized) (also referred to as the “catch-up” provision); and

•	20.0% of the Company’s preincentive fee net investment income, if any, greater than 2.5% (10.0% annualized) for the Trailing Twelve Quarters.

The amount of the incentive fee on preincentive net investment income that will be paid for a particular quarter will equal the excess of the incentive fee so calculated minus the aggregate incentive fees on preincentive net investment income that were paid in respect of the eleven calendar quarters (or if shorter, the appropriate number of quarters that have occurred since January 1, 2018) included in the relevant Trailing Twelve Quarters but not in excess of the Incentive Fee Cap (as described below).

The foregoing incentive fee will be subject to an Incentive Fee Cap (as defined below). The “Incentive Fee Cap” for any quarter is an amount equal to (a) 20% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters, minus (b) the aggregate incentive fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters. “Cumulative Net Return” means (x) preincentive net investment income in respect of the relevant Trailing Twelve Quarters minus (y) any Net Capital Loss, if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company will pay no incentive fee based on income to its Advisor for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the incentive fee based on pre-incentive net investment income that is payable to its Advisor for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an incentive fee based on preincentive net investment income to its Advisor equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the incentive fee based on preincentive net investment income that is payable to its Advisor for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an incentive fee based on income to its Advisor equal to the incentive fee calculated as described above for such quarter without regard to the Incentive Fee Cap. “Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

For the avoidance of doubt, the purpose of the Reduced Incentive Fee on Net Investment Income is to reduce aggregate incentive fees payable to Advisor by the Company, effective as of January 1, 2018. In order to ensure that the Company will pay the Advisor less aggregate fees on a cumulative basis, as calculated beginning January 1, 2018, the Company will, at the end of each quarter, also calculate the incentive fee on net investment income owed by the Company to Advisor based on the formula in place prior to January 1, 2018. If, at any time beginning January 1, 2018, the aggregate fees on a cumulative basis, as calculated based on the formula in place after January 1, 2018 after giving effect to the Incentive Fee Waiver, would be greater than the aggregate fees on a cumulative basis, as calculated based on the formula in place prior to January 1, 2018, the Advisor shall only be entitled to the lesser of those two amounts until such time as the requisite number of shareholders approve such amended incentive fee calculation.

The following is a graphical representation of the calculation of the Incentive Fee based on Net Investment income:

Incentive Fee based on Net Investment Income

Percentage of Ordinary Income comprising the Incentive Fee based on Income

(expressed as an annualized rate(1) of return on the value of net assets as of the beginning of each of the quarters included in the Trailing Twelve Quarters)

(1)	The Incentive Fee is determined on a quarterly basis but has been annualized for purposes of the above diagram. The diagram also does not reflect the Incentive Fee Cap.

Example of Calculation of the Incentive Fee based on Income Assumptions

Assumptions(1)

•	Quarter 1

•	Net Asset Value at the start of Quarter 1 = $100.0 million

•	Quarter 1 Ordinary Income = $6.0 million

•	Quarter 1 Net Capital Gain = $1.0 million

•	Quarter 1 Hurdle Amount = $2.0 million (calculated based on an annualized 8.0% hurdle rate)

•	Quarter 1 Catch-up Amount = $2.5 million (calculated based on an annualized 10.0% rate)

•	Quarter 2

•	Net Asset Value at the start of Quarter 2 = $100.0 million

•	Quarter 2 Ordinary Income = $1.5 million

•	Quarter 2 Net Capital Gain = $1.0 million

•	Quarter 2 Hurdle Amount = $2.0 million (calculated based on an annualized 8.0% hurdle rate)

•	Quarter 2 Catch-up Amount = $2.5 million (calculated based on an annualized 10.0% rate)

•	Quarter 3

•	Net Asset Value at the start of Quarter 3 = $100.0 million

•	Quarter 3 Ordinary Income = $2.0 million

•	Quarter 3 Net Capital Loss = ($6.0) million

•	Quarter 3 Hurdle Amount = $2.0 million (calculated based on an annualized 8.0% hurdle rate)

•	Quarter 3 Catch-up Amount = $2.5 million (calculated based on an annualized 10.0% rate)

•	Quarter 4

•	Net Asset Value at the start of Quarter 4 = $100.0 million

•	Quarter 4 Ordinary Income = $3.5 million

•	Quarter 4 Net Capital Gain = $3.0 million

•	Quarter 4 Hurdle Amount = $2.0 million (calculated based on an annualized 8.0% hurdle rate)

•	Quarter 4 Catch-up Amount = $2.5 million (calculated based on an annualized 10.0% rate)

(1)	For illustrative purposes, Net Asset Value is assumed to be $100.0 million as of the beginning of all four quarters and does not give effect to gains or losses in the preceding quarters.

Determination of Incentive Fee based on income

In Quarter 1, the Ordinary Income of $6.0 million exceeds the Hurdle Amount of $2.0 million and the Catch-up Amount of $2.5 million. There are no Net Capital Losses. As a result, an Incentive Fee based on income of $1.2 million ((100% of $0.5 million) + (20% of $3.5 million)) is payable to our Investment Adviser for Quarter 1.

In Quarter 2, the Quarter 2 Ordinary Income of $1.5 million does not exceed the Quarter 2 Hurdle Amount of $2.0 million, but the aggregate Ordinary Income for the Trailing Twelve Quarters of $7.5 million exceeds the aggregate Hurdle Amount for the Trailing Twelve Quarters of $4.0 million and the aggregate Catch-up Amount for the Trailing Twelve Quarters of $5.0 million. There are no Net Capital Losses. As a result, an Incentive Fee based on income of $300,000 ($1.5 million ((100% of $1.0 million) + (20% of 2.5 million)) minus $1.2 million paid in Quarter 1) is payable to our Investment Adviser for Quarter 2.

In Quarter 3, the aggregate Ordinary Income of the Trailing Twelve Quarters of $9.5 million exceeds the aggregate Hurdle Amount for the Trailing Twelve Quarters of $6.0 million and the aggregate Catch-up Amount for the Trailing Twelve Quarters of $7.5 million. However, there is an aggregate Net Capital Loss of ($4.0) million for the Trailing Twelve Quarters. As a result, the Incentive Fee Cap would apply. The Incentive Fee Cap equals $(0.4 million), calculated as follows:

(20% x ($9.5 million minus $4.0 million)) minus $1.5 million paid in Quarters 1 and 2. Because the Incentive Fee Cap is a negative value, there is no Incentive Fee based on income payable to our Investment Adviser for Quarter 3.

In Quarter 4, the aggregate Ordinary Income of the Trailing Twelve Quarters of $13.0 million exceeds the aggregate Hurdle Amount for the Trailing Twelve Quarters of $8.0 million and the aggregate Catch-up Amount for the Trailing Twelve Quarters of $10.0 million. The calculation of the Incentive Fee based on income would be $1.1 million ($2.6 million (100% of $2.0 million) + (20% of $3.0 million) minus $1.5 million paid in Quarters 1 and 2). However, there is an aggregate Net Capital Loss of ($1.0) million for the Trailing Twelve Quarters. As a result, the Incentive Fee Cap would apply. The Incentive Fee Cap equals $900,000 calculated as follows:

(20% x ($13.0 million minus $1.0 million)) minus $1.5 million. Because the Incentive Fee Cap is positive but less than the Incentive Fee based on income of $1.1 million calculated prior to applying the Incentive Fee Cap, an Incentive Fee based on income of $900,000 is payable to our Investment Adviser for Quarter 4.

Incentive Fee on Net Investment Income Prior to Fee Waiver Agreement

The ordinary income component is calculated, and payable, quarterly in arrears based on our preincentive fee net investment income for the immediately preceding calendar quarter, subject to a cumulative total return requirement and to deferral of non-cash amounts. The preincentive fee net investment income, which is expressed as a rate of return on the value of our net assets attributable to our common stock, for the immediately preceding calendar quarter, will have a 2.0% (which is 8.0% annualized) hurdle rate (also referred to as “minimum income level”). Preincentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under our administration agreement (discussed below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest. Preincentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. The Advisor receives no incentive fee for any calendar quarter in which our preincentive fee net investment income does not exceed the minimum income level. Subject to the cumulative total return requirement described below, the Advisor receives 100% of our preincentive fee net investment income for any calendar quarter with respect to that portion of the preincentive net investment income for such quarter, if any, that exceeds the minimum income level but is less than 2.5% (which is 10.0% annualized) of net assets (also referred to as the “catch-up” provision) and 20.0% of our preincentive fee net investment income for such calendar quarter, if any, greater than 2.5% (10.0% annualized) of net assets. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our preincentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter is limited to the lesser of (i) 20% of the amount by which our preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of our preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that is attributable to deferred interest (sometimes referred to as payment-in-kind interest, or PIK, or original issue discount, or OID) will be paid to THL Credit Advisors, together with interest thereon from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. There is no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there is no delay of payment if prior quarters are below the quarterly hurdle rate.

Preincentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss, subject to the total return requirement and deferral of non-cash amounts. For example, if we receive preincentive fee net investment income in excess of the quarterly minimum hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. Our net investment income used to calculate this component of the incentive fee is also included in the amount of our gross assets used to calculate the 1.5% base management fee. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee on Net Investment Income Prior to Fee Waiver Agreement:

Incentive Fee on Net Investment Income Prior to Fee Waiver Agreement

Pre-incentive fee net investment income (expressed as a percentage of the value of net assets)

(1)	The Incentive Fee is determined on a quarterly basis but has been annualized for purposes of the above diagram. The diagram also does not reflect the Incentive Fee Cap.

Example of Calculation of the Incentive Fee based on Income Assumptions

Assumptions(1)

•	Quarter 1

•	Net Asset Value at the start of Quarter 1 = $100.0 million

•	Quarter 1 Ordinary Income = $6.0 million

•	Quarter 1 Base Management Fee = $0.8 million

•	Quarter 1 Net Capital Gain = $1.0 million

•	Quarter 1 Hurdle Amount = $2.0 million (calculated based on an annualized 8.0% hurdle rate)

•	Quarter 1 Catch-up Amount = $2.5 million (calculated based on an annualized 10.0% rate)

•	Quarter 2

•	Net Asset Value at the start of Quarter 2 = $100.0 million

•	Quarter 2 Ordinary Income = $1.5 million

•	Quarter 2 Base Management Fee = $0.8 million

•	Quarter 2 Net Capital Gain = $1.0 million

•	Quarter 2 Hurdle Amount = $2.0 million (calculated based on an annualized 8.0% hurdle rate)

•	Quarter 2 Catch-up Amount = $2.5 million (calculated based on an annualized 10.0% rate)

•	Quarter 3

•	Net Asset Value at the start of Quarter 3 = $100.0 million

•	Quarter 3 Ordinary Income = $2.0 million

•	Quarter 3 Net Capital Loss = ($6.0) million

•	Quarter 3 Hurdle Amount = $2.0 million (calculated based on an annualized 8.0% hurdle rate)

•	Quarter 3 Catch-up Amount = $2.5 million (calculated based on an annualized 10.0% rate)

•	Quarter 4

•	Net Asset Value at the start of Quarter 4 = $100.0 million

•	Quarter 4 Ordinary Income = $3.5 million

•	Quarter 4 Base Management Fee = $0.8 million

•	Quarter 4 Net Capital Gain = $3.0 million

•	Quarter 4 Hurdle Amount = $2.0 million (calculated based on an annualized 8.0% hurdle rate)

•	Quarter 4 Catch-up Amount = $2.5 million (calculated based on an annualized 10.0% rate)

(1)	For illustrative purposes, Net Asset Value is assumed to be $100.0 million as of the beginning of all four quarters and does not give effect to gains or losses in the preceding quarters.

Determination of Incentive Fee based on income

In Quarter 1, the Ordinary Income of $6.0 million exceeds the Hurdle Amount of $2.0 million end the Catch-up Amount of $2.5 million. There is a cumulative increase in net assets. As a result, an Incentive Fee based on income of $1.2 million ((10% of $0.5 million) + (20% of $3.5 million)) is payable to our Investment Adviser for Quarter 1.

In Quarter 2, the Quarter 2 Ordinary Income of $1.5 million does not exceed the Quarter 2 Hurdle Amount of $2.0 million. As a result, there is no Incentive Fee based on income payable to our Investment Adviser for Quarter 2.

In Quarter 3, the Ordinary Income of $2.0 million equals the Hurdle Amount of $2.0 million. As a result, there is no Incentive Fee based on income payable to our Investment Adviser for Quarter 3.

In Quarter 4, the aggregate Ordinary Income of $3.5 million exceeds the Hurdle Amount of $2.0 million and the Catch-up Amount of $2.5 million. The calculation of the Incentive Fee based on income would be $0.7 million ((100% of $0.5 million) + (20% of $1.0 million)). There is a cumulative increase in net assets that exceeds the calculation of the Incentive Fee based upon income of $15.2 million. This cumulative increase in net assets is calculated as the sum of Ordinary Income, net capital gains (loss) and base management fees for the 4 Quarters. This amount is multiplied by 20% and reduced by the amounts paid in the previous 3 Quarters to determine the Incentive Fee Cap. As of Quarter 4, the Incentive Fee Cap is $1.8 million. As a result, $0.7 million is payable to our Investment Adviser for Quarter 4.

Pre-Incentive Fee Capital Gains Allocated to Second Component of Incentive Fee

The second component of the incentive fee (capital gains incentive fee) is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date). This component is equal to 20.0% of our cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of the cumulative aggregate realized capital losses and cumulative aggregate unrealized capital depreciation through the end of such year. The aggregate amount of any previously paid capital gains incentive fees is subtracted from such capital gains incentive fee calculated. There was no capital gains incentive fee payable to our Advisor under the investment management agreement as of March 31, 2018 and December 31, 2017.

Examples of Calculation of the Incentive Fee Based Upon Pre-Incentive Fee Capital Gains

Example 1

Assumptions

•	Quarter 1 Net Capital Gain = $1.0 million

•	Quarter 2 Net Capital Gain = $1.0 million

•	Quarter 3 Net Capital Loss = ($6.0) million

•	Quarter 4 Net Capital Gain = $3.0 million

•	Quarter 4 Cumulative aggregate unrealized depreciation = ($3.0) million

In Quarter 4, the cumulative aggregate realized capital gains is $0 million (Net Capital Gains from Quarter 1 through Quarter 4 is ($0.1) million and the cumulative aggregate unrealized depreciation is ($3.0) million). As a result, there is no capital gains incentive fee payable to the Investment Adviser for Quarter 4 (end of the calendar year.)

Example 2

Assumptions

•	Quarter 1 Net Capital Gain = $1.0 million

•	Quarter 2 Net Capital Gain = $1.0 million

•	Quarter 3 Net Capital Gain = $1.0 million

•	Quarter 4 Net Capital Gain = $3.0 million

•	Quarter 4 Cumulative aggregate unrealized depreciation = ($3.0) million

In Quarter 4, the cumulative aggregate realized capital gains is $3.0 million (Net Capital Gains from Quarter 1 through Quarter 4 is $6.0 million and the cumulative aggregate unrealized depreciation is ($3.0) million). As a result, the incentive fee payable to the Investment Adviser would be $0.6 million ($3.0 million realized capital gains multiplied by 20.0%) for Quarter 4 (end of the calendar year.)

Payment of our expenses

All investment professionals and staff of THL Credit Advisors, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services (including health insurance, 401(k) plan benefits, payroll taxes and other compensation related matters), are provided and paid for by THL Credit Advisors. We bear all other costs and expenses of our operations and transactions, including those relating to:

•	our organization;

•	calculating our net asset value and net asset value per share (including the cost and expenses of any independent valuation firm);

•

expenses, including travel-related expenses, incurred by THL Credit Advisors or payable to third parties in originating investments for the portfolio, performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;

•	interest payable on debt, if any, incurred to finance our investments;

•	the costs of future offerings of common shares and other securities, if any;

•	the base management fee and any incentive management fee;

•	distributions on our shares;

•	administrator expenses payable under our administration agreement;

•	transfer agent and custody fees and expenses;

•	the allocated costs incurred by THL Credit Advisors as our Administrator in providing managerial assistance to those portfolio companies that request it;

•	amounts payable to third parties relating to, or associated with, evaluating, making and disposing of investments;

•	brokerage fees and commissions;

•	registration fees;

•	listing fees;

•	taxes;

•	independent director fees and expenses;

•	costs of preparing and filing reports or other documents with the SEC;

•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

•	costs of holding stockholder meetings;

•	our fidelity bond;

•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	litigation, indemnification and other non-recurring or extraordinary expenses;

•	direct costs and expenses of administration and operation, including audit and legal costs;

•	fees and expenses associated with marketing efforts, including to investors, sponsors and other origination sources;

•	dues, fees and charges of any trade association of which we are a member; and

•

all other expenses reasonably incurred by us or the Administrator in connection with administering our business, such as the allocable portion of overhead under our administration agreement, including rent and other allocable portions of the cost of certain of our officers and their respective staffs.

We reimburse THL Credit Advisors for costs and expenses incurred by THL Credit Advisors for office space rental, office equipment and utilities allocable to the performance by THL Credit Advisors of its duties under the investment management agreement, as well as any costs and expenses incurred by THL Credit Advisors relating to any non-investment advisory, administrative or operating services provided by THL Credit Advisors to us or in the form of managerial assistance to portfolio companies that request it.

THL Credit Advisors may pay amounts owed by us to third party providers of goods or services. We will subsequently reimburse THL Credit Advisors for such amounts paid on our behalf.

Limitation of liability and indemnification

The investment management agreement provides that THL Credit Advisors and its officers, directors, employees and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any loss sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the investment management agreement. The investment management agreement also provides for indemnification by us of THL Credit Advisors’ members, directors, officers, employees, agents and control persons for liabilities incurred by it in connection with their services to us, subject to the same limitations and to certain conditions.

Duration and termination

The investment management agreement was approved by our board of directors on March 2, 2018, as described further below under “Business—Board Approval of the Investment Advisory Agreement.” Unless terminated earlier as described below, it will remain in effect from year to year if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment management agreement will automatically terminate in the event of its assignment. The investment management agreement may be terminated by either party without penalty upon not less than 60 days written notice to the other. Any termination by us must be authorized either by our board of directors or by vote of our stockholders. See “Risks—Risks relating to our business.” We are dependent upon senior management personnel of our investment adviser for our future success, and if our investment adviser is unable to retain qualified personnel or if our investment adviser loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed.

Board Approval of the Investment Advisory Agreement

At a meeting of our Board of Directors held on March 2, 2018, our board of directors unanimously voted to approve the investment advisory agreement. In reaching a decision to approve the investment advisory agreement, the board of directors reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by THL Credit Advisors;

•	the fee structures of comparable externally managed business development companies that engage in similar investing activities;

•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;

•

any existing and potential sources of indirect income to THL Credit Advisors from its relationship with us and the profitability of that relationship, including through the investment advisory agreement;

•	information about the services to be performed and the personnel performing such services under the investment advisory agreement;

•	the organizational capability and financial condition of THL Credit Advisors and its affiliates; and

•	various other matters.

Based on the information reviewed and the discussions detailed above, the board of directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, concluded that the investment advisory fee rates and terms are reasonable in relation to the services provided and approved the investment advisory agreement as being in the best interests of our stockholders.

Administration Agreement

We have entered into an administration agreement with THL Credit Advisors, which we refer to as the “administration agreement,” under which the Administrator provides administrative services to us. For providing these services, facilities and personnel, we reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of certain of our officers and their respective staffs.

The Administrator may pay amounts owed by us to third-party providers of goods or services. We will subsequently reimburse the Administrator for such amounts paid on our behalf.

Additionally, at our request, the Administrator provides on our behalf significant managerial assistance to our portfolio companies to which we are required to provide such assistance.

License agreement

We and THL Credit Advisors have entered into a license agreement with THL Partners under which THL Partners has granted to us and THL Credit Advisors a non-exclusive, personal, revocable worldwide non-transferable license to use the trade name and service mark THL, which is a proprietary mark of THL Partners, for specified purposes in connection with our respective businesses. This license agreement is royalty-free, which means we are not charged a fee for our use of the trade name and service mark THL. The license agreement is terminable either in its entirety or with respect to us or THL Credit Advisors by THL Partners at any time in its sole discretion upon 60 days prior written notice, and is also terminable with respect to either us or THL Credit Advisors by THL Partners in the case of certain events of non-compliance. After the expiration of its first one year term, the entire license agreement is terminable by either us or THL Credit Advisors at our or its sole discretion upon 60 days prior written notice. Upon termination of the license agreement, we and THL Credit Advisors must cease to use the name and mark THL, including any use in our respective legal names, filings, listings and other uses that may require us to withdraw or replace our names and marks. Other than with respect to the limited rights contained in the license agreement, we and THL Credit Advisors have no right to use, or other rights in respect of, the THL name and mark. We are an entity operated independently from THL Partners, and third parties who deal with us have no recourse against THL Partners.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made.

In calculating the value of our total assets, investments for which market quotations are readily available are valued using market quotations, which are generally obtained from an independent pricing service or one or more broker-dealers or market makers. Debt and equity securities for which market quotations are not readily available or are determined to be unreliable are valued at fair value as determined in good faith by our board of directors. Because we expect that there will not be a readily available market value for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith by our board of directors in accordance with a documented valuation policy that has been reviewed and approved by our board of directors and in accordance with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. See “Risks—Risks Related to our Business—There will be uncertainty as to the value of our portfolio investments.”

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with senior management of the Advisor;

•

to the extent determined by the audit committee of our board of directors, engaged by us conduct independent appraisals and review the Advisor’s preliminary valuations in light of their own independent assessment;

•

the audit committee of our board of directors reviews the preliminary valuations of the Advisor and independent valuation firms and, if necessary, responds and supplements the valuation recommendation of the independent valuation firms to reflect any comments; and

•

our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. We generally utilize an income approach to value our debt investments and a combination of income and market approaches to value our equity investments. With respect to unquoted securities, our Advisor and our board of directors, in consultation with our independent third party valuation firms, values each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors, which valuation is then approved by our board of directors.

For debt investments, we generally determine the fair value primarily using an income, or yield, approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each portfolio investments. Our estimate of the expected repayment date is generally the legal maturity date of the instrument. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. The enterprise value, a market approach, is used to determine the value of equity and debt investments that are credit impaired, close to maturity or where we also hold a controlling equity interest. The method for determining enterprise value uses a multiple analysis, whereby appropriate multiples are applied to the portfolio company’s net income before net interest expense, income tax expense, depreciation and amortization, or EBITDA. The collateral valuation analysis is utilized when repayment is based on the sale of the underlying collateral. This is a new technique we implemented during the quarter ended June 30, 2017.

Interest Rate Derivative

We value our interest rate derivative agreement using an income approach that analyzes the discounted cash flows associated with the interest rate derivative agreement. Significant inputs to the discounted cash flows methodology include the forward interest rate yield curves in effect as of the end of the measurement period and an evaluation of the counterparty’s credit risk.

Payment Rights

We value our investment in payment rights using an income approach that analyzes the discounted projected future cash flow streams assuming an appropriate discount rate, which will among other things consider other transactions in the market, the current credit environment, performance of the underlying portfolio company and the length of the remaining payment stream.

Equity

We use a combination of the income and market approaches to value our equity investments. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future cash flows or earnings to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, the current investment performance rating, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, transaction comparables, our principal market as the reporting entity and enterprise values, among other factors.

Investments in Funds

In circumstances in which net asset value per share of an investment is determinative of fair value, we estimate the fair value of an investment in an investment company using the net asset value per share of the investment (or its equivalent) without further adjustment if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, we disclose the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1—Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2—Quoted prices in markets that are not considered to be active or financial instruments for which significant inputs are observable, either directly or indirectly;

Level 3—Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The level of an asset or liability within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management.

We consider whether the volume and level of activity for the asset or liability have significantly decreased and identify transactions that are not orderly in determining fair value. Accordingly, if we determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

We have adopted the authoritative guidance under GAAP for estimating the fair value of investments in investment companies that have calculated net asset value per share in accordance with the specialized accounting guidance for Investment Companies. Accordingly, in circumstances in which net asset value per share of an investment is determinative of fair value, the Company estimates the fair value of an investment in an investment company using the net asset value per share of the investment (or its equivalent) without further adjustment, if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date. Redemptions are not generally permitted in our investments in funds. The remaining term of our investments in funds is expected to be two to six years.

Determinations in connection with offerings

In connection with certain offerings of shares of our common stock, our board of directors or one of its committees may be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or the applicable committee will consider the following factors, among others, in making any such determination:

•	the net asset value of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;

•

our investment adviser’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between the net asset value of our common stock most recently disclosed by us and our investment adviser’s assessment of any material change in the net asset value of our common stock since that determination, and the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

Moreover, to the extent that there is even a remote possibility that we may issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made, we will follow the process set forth in “Sales of Common Stock Below Net Asset Value.”

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

On June 6, 2017, our common stockholders voted to allow us to issue up to 25% of our outstanding common stock at a price below the Company’s then current net asset value per share common stock at a discount from our net asset value (NAV) per share for a period ending on the earlier of June 6, 2018 or the date of our 2018 Annual Meeting of Stockholders. We are seeking similar approval at our 2018 Annual Meeting of Stockholders.

In order to sell shares pursuant to this authorization:

•	a majority of our independent directors who have no financial interest in the sale must have approved the sale; and

•

a majority of such directors, who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.

Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objectives and business strategies.

In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our board of directors would consider a variety of factors including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the proposed offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any; and

•	The leverage available to us, both before and after any offering, and the terms thereof.

Our board of directors will also consider the fact that sales of shares of common stock at a discount will benefit our investment adviser as the investment adviser will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other of our securities or from the offering of common stock at a premium to NAV.

We will not sell shares of our common stock under this prospectus or an accompanying prospectus supplement pursuant to the Stockholder Approval without first filing a new post-effective amendment to the registration statement if the cumulative dilution to our net asset value per share from offerings under the registration statement, as amended by any post-effective amendments, exceeds 15%. This would be measured separately for each offering pursuant to the registration statement, as amended by any post-effective amendments, by calculating the percentage dilution or accretion to aggregate net asset value from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV per share at the time of the first offering is $12.00 and we have 20 million shares outstanding, the sale of 5 million shares at net proceeds to us of $6.00 per share (a 50% discount) would produce dilution of 10.0%. If we subsequently determined that our NAV per share increased to $13.00 on the then 25 million shares outstanding and then made an additional offering, we could, for example, sell approximately an additional 6.25 million shares at net proceeds to us of $9.50 per share, which would produce dilution of 5.0%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

Sales by us of our common stock at a discount from NAV per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below net asset value per share would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro-rata basis. See “Risks—Risks Relating to an Investment in Our Securities—The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock.”

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than stockholders who do participate in the offering. All stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases. Further, if existing stockholders do not purchase any shares to maintain their percentage interests, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in four different hypothetical offerings of different sizes and levels of discount from NAV per share. Actual sales prices and discounts may differ from the presentation below.

The examples assume that the Company has 32,673,590 common shares outstanding and current net asset value and NAV per share of $341.1 million and $10.44, respectively. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 1,633,680 shares (5% of the outstanding shares) with proceeds to the Company at $9.92 per share (a 5% discount from NAV), (2) an offering of 3,267,359 shares (10% of the outstanding shares) with proceeds to the Company at $9.40 per share after offering expenses and commissions (a 10% discount from NAV); (3) an offering of 6,534,718 shares (20% of the outstanding shares) with proceeds to the Company at $8.35 per share after offering expenses and commissions (a 20% discount from NAV); and (4) an offering of 8,168,398 shares (25% of the outstanding shares) at $0.01 per share after offering expenses and commissions (a 100% discount from NAV). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares of common stock in such offering and the actual discount to the most recently determined NAV. It is not possible to predict the level of market price decline that may occur.

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount		Example 4 25% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.47		$9.90		$8.79		$0.01
Net Proceeds per Share to Issuer	—	$9.92		$9.40		$8.35		$0.01

Decrease to NAV
Total Shares Outstanding	32,673,590	34,307,270	5.00%	35,940,949	10.00%	39,208,308	20.00%	40,841,988	25.00%
NAV per share, attributable to THL Credit, Inc.	$10.44	$10.42	-0.19%	$10.35	-0.86%	$10.09	-3.35%	$8.35	-20.02%

Share Dilution to Stockholder
Shares Held by Stockholder A	326,736	326,736		326,736		326,736		326,736
Percentage of Shares Held by Stockholder A	1.00%	0.95%	-4.76%	0.91%	-9.09%	0.83%	-16.67%	0.80%	-20.00%
Total Asset Values
Total NAV Held by Stockholder A	$3,411,123	$3,404,588-	0.19%	$3,381,717	-0.86%	$3,296,765	-3.35%	$2,728,245	-20.02%
Total Investment by Stockholder A	$3,594,095	$3,594,095		$3,594,095		$3,594,095		$3,594,095
(Assumed to be $11.00 per share)
Total Dilution to Stockholder A		$(189,507)		$(212,378)		$(297,330)		$(865,850)
(Total NAV less Total Investment)
Per Share Amounts
NAV per Share Held by Stockholder A		$10.42		$10.35		$10.09		$8.35
Investment per Share Held by Stockholder A	$11.00	$11.00		$11.00		$11.00		$11.00
(Assumed to be $11.00 per Share on Shares Held Prior to Sale)
Dilution per Share Held by Stockholder A		$(0.58)		$(0.65)		$(0.91)		$(2.65)
Percentage Dilution per Share Held by Stockholder A			-5.27%		-5.91%		-8.27%		-24.09%

Assumes 5% in selling compensation and expenses paid by the Company.

Impact on Existing Stockholders who do Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution on an aggregate basis will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 3,000 shares, which is 0.5% of an offering of 600,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 9,000 shares, which is 1.5% of an offering of 600,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share. It is not possible to predict the level of market price decline that may occur.

	Prior to Sale Below NAV	50% Participation		150% Participation
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$8.79		$8.79
Net Proceeds per Share to Issuer	—	$8.35		$8.35
Decrease to NAV
Total Shares Outstanding	32,673,590	39,208,308	20.00%	39,208,308	20.00%
NAV per share, attributable to THL Credit, Inc.	$10.44	$10.09	-3.35%	$10.09	-3.35%
Share (Dilution) Accretion to Stockholder
Shares Held by Stockholder A	326,736	359,409	10.00%	424,757	30.00%
Percentage of Shares Held by Stockholder A	1.00%	0.92%	-8.33%	1.08%	8.33%
Total Asset Values
Total NAV Held by Stockholder A	$3,411,123	$3,626,442	6.31%	$4,285,795	25.64%
Total Investment by Stockholder A	$3,594,095	$3,881,296		$4,455,697
(Assumed to be $11.00 per share on shares held prior to sale)
Total Dilution to Stockholder A		$(254,854)		$(169,902)
(Total NAV less Total Investment)
Offering		20.00%		20.00%
Discount		20.00%		20.00%
Participation		50.00%		150.00%

Assumes 5% in selling compensation and expenses paid by the Company.

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. All these investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share. It is not possible to predict the level of market price decline that may occur.

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.47		$9.90		$8.79
Net Proceeds to Issuer	—	$9.92		$9.40		$8.35

Decrease to NAV
Total Shares Outstanding	32,673,590	34,307,270	5.00%	35,940,949	10.00%	39,208,308	20.00%
NAV per share, attributable to THL Credit, Inc.	$10.44	$10.42	-0.19%	$10.35	-0.86%	$10.09	-3.35%

Share Dilution to Stockholder
Shares Held by Stockholder A	—	163,368		326,736		653,472
Percentage of Shares Held by Stockholder A	0.00%	0.48%	N/A	0.91%	N/A	1.67%	N/A

Total Asset Values

Total NAV Held by Stockholder A	$—	$1,702,295	N/A	$3,381,717	N/A	$6,593,530	N/A
Total Investment by Stockholder A	$—	$1,709,809		$3,234,685		$5,744,017

Total (Dilution) Accretion to Stockholder A		$(7,514)		$147,032		$849,513
(Total NAV less Total Investment)

Per Share Amounts

NAV per Share Held by Stockholder A		$10.42		$10.35		$10.09
Investment per Share Held by Stockholder A	$—	$10.47		$9.90		$8.79

(Dilution) Accretion per Share Held by Stockholder A		$(0.05)		$0.45		$1.30
Percentage (Dilution) Accretion per Share Held by Stockholder A			-0.44%		4.55%		14.79%

Assumes 5% in selling compensation and expenses paid by the Company.

The 1940 Act establishes a connection between common share sale price and NAV because, when stock is sold at a sale price below NAV, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Stockholders should also consider that existing holders of the Company’s common stock have no subscription, preferential or preemptive rights to additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock will dilute such existing stockholders’ holdings of common stock as a percentage of shares outstanding to the extent existing stockholders do not participate in and purchase sufficient shares in the offering to maintain their percentage interest. Further, if current stockholders of the Company either do not purchase any shares in an offering conducted by the Company or do not purchase sufficient shares in the offering to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted.

DIVIDEND REINVESTMENT PLAN

We have adopted an “opt in” dividend reinvestment plan. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted in” to our dividend reinvestment plan will receive cash dividends, rather than having their dividends automatically reinvested in additional shares of our common stock.

To enroll in the dividend reinvestment plan, each stockholder must notify American Stock Transfer and Trust Company LLC, the plan administrator, in writing so that notice is received by the plan administrator prior to the record date. The plan administrator will then automatically reinvest any dividends in additional shares of our common stock. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has elected to participate in the plan and may hold such shares in non-certificated form under the plan administrator’s name or that of its nominee. The number of shares to be issued to a stockholder participating in the plan will be calculated by reference to all shares of common stock owned by such stockholder, whether held in such stockholder’s plan account or elsewhere. The plan administrator will confirm to each participant each acquisition made for such participant pursuant to the plan as soon as practicable but not later than 10 business days after the date thereof; provided all shares have been purchased. Upon request by a stockholder participating in the plan received in writing not less than three days prior to the payment date, the plan administrator will, instead of crediting shares to and/or carrying shares in the participant’s account, issue, without charge to the participant, a certificate registered in the participant’s name for the number of whole shares of our common stock payable to the participant and a check for any fractional share. Although each participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of our common stock, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each participant’s account.

We will use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan at a price per share equal to the average price for all shares purchased on the open market pursuant to the plan, including brokerage commissions. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the valuation date fixed by our board of directors for such dividend. Market price per share on that date will be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium at the time we issue new shares under the plan and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

There will be no brokerage charges to stockholders with respect to shares of common stock issued directly by us. However, each participant will pay the brokerage commissions incurred in connection with open-market purchases. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a 10¢ per share brokerage commissions from the proceeds. If you have shares held through a broker, you should contact your broker to participate in the plan.

Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator at
(866) 710-4835. You will need to know your AST ten (10) digit account number and your social security number to gain access to your account. Such termination will be effective immediately if the participant’s notice is received by the plan administrator at least three days prior to any payment date; otherwise, such termination will be effective only with respect to any subsequent dividend.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by telephone at (866) 710-4835.

The plan administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under the plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the plan administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

DESCRIPTION OF OUR CAPITAL STOCK

The following description summarizes the material provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Delaware General Corporation Law and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

General

We were incorporated on May 26, 2009 under the laws of the state of Delaware. Under the terms of our certificate of incorporation, our authorized capital stock will consist solely of 100,000,000 shares of common stock, par value $0.001 per share, of which 32,673,590 shares were outstanding as of May 31, 2018, and 100,000,000 shares of preferred stock, par value $0.001 per share, of which no shares were outstanding as of May 31, 2018. Our common stock is quoted on The NASDAQ Global Select Market under the ticker symbol “TCRD.” The table below sets forth our capital stock as of May 31, 2018.

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding
Common Stock, $0.001 par value per share	100,000,000	—	32,673,590
Preferred Stock, $0.001 par value per share	100,000,000	—	—

Common stock

Under the terms of our certificate of incorporation, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any distributions declared by our board of directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Preferred stock

Under the terms of our certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock, of at least 200%, and the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock until all arrears are cured. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with providing leverage for our investment program, possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Delaware law and certain charter and bylaw provisions; anti-takeover measures

At our 2018 Annual Meeting of Stockholders, we are seeking to amend our certificate of incorporation to make certain revisions to bring provisions in our certificate of incorporation into conformity with Delaware law and our certificate of incorporation and bylaws provide that:

•	directors may be removed with or without cause by the affirmative vote of the holders of a majority of the then outstanding shares of our capital stock entitled to vote; and

•

subject to the rights of any holders of preferred stock, any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote of a majority of the directors then in office.

The limitations on the filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us. Our certificate of incorporation also provides that special meetings of the stockholders may only be called by our board of directors, Chairman or Chief Executive Officer.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our certificate of incorporation permits our board of directors to adopt, amend or repeal our bylaws. Our bylaws generally can be amended by approval of at least 66 2/3% of the total number of continuing directors or by a vote of a majority of our stockholders.

Limitations of liability and indemnification

Under our certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers; provided, however, that, except for proceedings to enforce rights to indemnification, we will not be obligated to indemnify any director or officer in connection with a proceeding initiated by such person unless such proceeding was authorized or consented to by our board of directors. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

We have obtained liability insurance for our officers and directors.

Anti-takeover provisions

The following summary outlines certain provisions of Delaware law and our certificate of incorporation regarding anti-takeover provisions. These provisions could have the effect of limiting the ability of other entities or persons to acquire control of us by means of a tender offer, proxy contest or otherwise, or to change the composition of our board of directors. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. These measures, however, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices. These attempts could also have the effect of increasing our expenses and disrupting our normal operation. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging acquisition proposals because the negotiation of the proposals may improve their terms.

Pursuant to Delaware law and our certificate of incorporation, a director may be removed from office with or without cause by a vote of the holders of at a majority of the shares then entitled to vote for the election of the respective director.

In addition, our certificate of incorporation requires the favorable vote of a majority of our board of directors followed by the favorable vote of the holders of at least 75% of our outstanding shares of each affected class or series, voting separately as a class or series, to approve, adopt or authorize certain transactions with 10% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of our directors, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) will be required. For purposes of these provisions, a 10% or greater holder of a class or series of shares, or a principal stockholder, refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 10% or more of the outstanding shares of our voting securities.

The 10% holder transactions subject to these special approval requirements are: the merger or consolidation of us or any subsidiary of ours with or into any principal stockholder; the issuance of any of our securities to any principal stockholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of our assets to any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to us or any subsidiary of ours, in exchange for our securities, of any assets of any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert us to a closed-end or open-end investment company, to merge or consolidate us with any entity or sell all or substantially all of our assets to any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as are provided in our certificate of incorporation or to liquidate and dissolve us other than in connection with a qualifying merger, consolidation or sale of assets or to amend certain of the provisions relating to these matters, our certificate of incorporation requires either (i) the favorable vote of a majority of our continuing directors followed by the favorable vote of the holders of at least 75% of our then outstanding shares of each affected class or series of our shares, voting separately as a class or series or (ii) the favorable vote of at least 80% of the then outstanding shares of our capital stock, voting together as a single class. As part of any such conversion to an open-end investment company, substantially all of our investment policies and strategies and portfolio would have to be modified to assure the degree of portfolio liquidity required for open-end investment companies. In the event of our conversion to an open-end investment company, the common shares would cease to be listed on any national securities exchange or market system. Stockholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. You should assume that it is not likely that our board of directors would vote to convert us to an open-end fund.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of a majority of the outstanding shares and 67% of a quorum of a majority of the outstanding shares. For the purposes of calculating “a majority of the outstanding voting securities” under our certificate of incorporation, each class and series of our shares will vote together as a single class, except to the extent required by the 1940 Act or our certificate of incorporation, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

Our board of directors has determined that provisions with respect to the board of directors and the stockholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of stockholders generally.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our certificate of incorporation authorizes the issuance of preferred stock. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval, although we have no immediate intention to do so. If we offer preferred stock under this prospectus we will issue an appropriate prospectus supplement. Prior to issuance of shares of each class or series, our board of directors is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement accompanying each preferred share offering.

The 1940 Act requires, among other things, that (i) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends or other distribution on the preferred stock are in arrears by two years or more, and (iii) such shares be cumulative as to dividends and have a complete preference over our common stock to payment of their liquidation in event of dissolution. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•

the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative. To the extent we issue preferred stock, the payment of dividends to holders of our preferred stock will take priority over payment of dividends to our common stockholders.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights.

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

Our stockholders will indirectly bear all of the expenses of the subscription rights offering, regardless of whether our stockholders exercise any subscription rights.

A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:

•

the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title and aggregate number of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;

•

if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering;

•	the terms of any rights to redeem, or call such subscription rights;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the subscription rights;

•	the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Under the 1940 Act, we may generally only offer subscription rights (other than rights to subscribe expiring not later than 120 days after their issuance and issued exclusively and ratably to a class or classes of our security holders) on the condition that (1) the subscription rights expire by their terms within ten years; (2) the exercise price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such subscription rights, and a “required” majority of our Board of Directors approves of such issuance on the basis that the issuance is in the best interests of THL Credit and our stockholders; and (4) if the subscription rights are accompanied by other securities, the subscription rights are not separately transferable unless no class of such subscription rights and the securities accompanying them has been publicly distributed. A “required” majority of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

For information regarding the dilutive impact of rights offerings, please see “Risks—Risks Related to our Investments—“Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.”

DESCRIPTION OF WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants and will be subject to compliance with the 1940 Act.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•

in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•

in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	the terms of any rights to redeem, or call such warrants;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of THL Credit and its stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in this prospectus and in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, including any supplemental indenture, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. The following description summarizes the material provisions of the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. We have filed the form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including the following:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	if applicable, U.S. federal income tax considerations relating to original issue discount;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% (or 150% if certain requirements are met) immediately after each such issuance. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to Our Business—Regulations governing our operation as a BDC may limit our ability to, and the way in which we, raise additional capital, which could have a material adverse impact on our liquidity, financial condition and results of operations.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” section below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

We expect that we will usually issue debt securities in book entry only form represented by global securities.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,

•	whether it imposes fees or charges,

•	how it would handle a request for the holders’ consent, if ever required,

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•

An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

•

An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

•

An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

•

The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

•

An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

•

DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

•

Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often approximately two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment when Offices are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;

•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;

•

we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;

•	on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%; and

•	any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	the holder must give your trustee written notice that an Event of Default has occurred and remains uncured;

•

the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing;

•

under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (a) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (b) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Approval

First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•

for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions as described under the “Indenture Provisions—Subordination” section below. In order to achieve covenant defeasance, we must do the following:

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•

we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•

we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•	Defeasance must not result in a breach of the indenture or any other material agreements; and

•	Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions—Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all senior indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on senior indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all senior indebtedness is paid in full, the payment or distribution must be paid over to the holders of the senior indebtedness or on their behalf for application to the payment of all the senior indebtedness remaining unpaid until all the senior indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the senior indebtedness. Subject to the payment in full of all senior indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the senior indebtedness to the extent of payments made to the holders of the senior indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our senior indebtedness outstanding as of a recent date.

Secured Indebtedness

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Convertible Debt and Certain 1940 Act Limitations

At our 2017 Annual Meeting of Stockholders, we received stockholder approval of a proposal to authorize the Company to offer and issue debt with warrants or debt convertible into shares of our common stock at an exercise or conversion price that, at the time such warrants or convertible debt are issued, will not be less than the market value per share but may be below our then-current net asset value per share. This authorization expires on the earlier of June 6, 2018 and the date of our 2018 Annual Meeting of Stockholders. We are seeking similar approval at our 2018 Annual Meeting of Stockholders, which we expect to hold in June 2018. Each issuance of debt with warrants or debt convertible into shares of our common stock would comply with Section 61(a) of the 1940 Act, to the extent applicable. If Section 61 is applicable:

(i)	the exercise or conversion rights in such warrants or debt expire by their terms within 10 years;

(ii)	the warrants and the exercise or conversion rights in such warrants or debt are not separately transferable;

(iii)

the exercise or conversion price of such warrants or debt that, at the time such warrants or convertible debt are issued, will not be less than the market value per share but may be below NAV at the date of issuance of such warrants or convertible debt;

(iv)

the issuance of such warrants or convertible debt is approved by a majority of the Board who have no financial interest in the transaction and a majority of the non-interested directors on the basis that such issuance is in the best interests of the Company and our stockholders; and

(v)

the number of shares of our common stock that would result from the exercise or conversion of such warrants or debt and all other securities convertible, exercisable or exchangeable into shares of our common stock outstanding at the time of issuance of such warrants or debt will not exceed 25% of our outstanding common stock at such time. However, if the number of shares of our common stock that would result from the exercise of all outstanding securities convertible, exercisable, or exchangeable into shares of our common stock held by our directors, officers and employees pursuant to equity compensation plans exceeds 15% of our outstanding common stock, then the total amount of common stock that will result from the exercise of all outstanding warrants, convertible debt, and all other securities convertible, exercisable, or exchangeable into shares of common stock will not exceed 20% of our outstanding common stock at such time.

Pursuant to certain interpretations of the staff of the SEC, not all types of convertible securities that we may issue are required to comply with Section 61(a), including circumstances in which the value of the conversion feature is not the predominate value of the convertible bond. Any convertible securities we issue that are not subject to Section 61(a) will be issued in compliance with the then current views of the SEC and its staff.

REGULATION

Regulated Investment Company and Business Development Company Regulations

We have elected to be regulated as a BDC under the 1940 Act. We have also elected to be treated for tax purposes as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act.

In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by “a majority of our outstanding voting securities” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, issue and sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if (1) our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and (2) our stockholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities. At our Annual Meeting of Stockholders on June 6, 2017, our stockholders approved a proposal authorizing us to sell up to 25% of our common stock at a price below our then-current net asset value per share, subject to approval by our board of directors for the offering. The authorization expires on the earlier of June 6, 2018 and the date of our 2018 Annual Meeting of Stock holders, which is expected to be held in June 2018. Our stockholders also approved at our 2017 Annual Meeting of Stockholders a proposal to authorize us to offer and issue debt with warrants or debt convertible into shares of our common stock at an exercise or conversion price that, at the time such warrants or convertible debt are issued, will not be less than the market value per share but may be below our then-current net asset value per share. This authorization will also expire on the earlier of June 6, 2018 and the date of our 2017 Annual Meeting of Stockholders. We are seeking re-approval for both of these authorizations at our 2018 Annual Meeting of Stockholders.

As a BDC, we are required to meet a coverage ratio of the value of total assets to senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. However, recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. We are permitted to increase our leverage capacity if shareholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If we receive such shareholder approval, we would be permitted to increase our leverage capacity on the first day after such approval. Alternatively, we pay increase the maximum amount of leverage we may incur to an asset coverage ratio of 150% if the “required majority” of our independent directors as defined in Section 57(o) of the 1940 Act approve such increase with such approval becoming effective after one year; provided, however, that we must extend to our shareholders as of the date of approval by the require majority the opportunity to sell the shares our common stock that they hold. In either case, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. We also would be required to amend our Revolving Facility and Notes to increase our leverage. See Financial Condition, Liquidity and Capital Resources—Credit Facility; Notes. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act of 1933, or the Securities Act. We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might indirectly subject our stockholders to additional expenses as they will indirectly be responsible for the costs and expenses of such companies. None of our investment policies are fundamental and any may be changed without stockholder approval.

Qualifying assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

•

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

•	is organized under the laws of, and has its principal place of business in, the United States;

•

is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies either of the following:

•	has a market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange; or

•

is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company.

•	Securities of any eligible portfolio company which we control.

•

Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

•

Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

•	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

Significant managerial assistance to portfolio companies

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in “Business—Business Development Company Regulations—Qualifying assets” above. Business development companies generally must offer to make available to the issuer of the securities significant managerial assistance, except in circumstances where either (i) the business development company controls such issuer of securities or (ii) the business development company purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Consequently, repurchase agreements are functionally similar to loans. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, the 1940 Act and certain diversification tests in order to qualify as a RIC for federal income tax purposes typically require us to limit the amount we invest with any one counterparty. Our investment Advisor monitors the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Warrants and Options

Under the 1940 Act, a BDC is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of THL Credit and its stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the BDC’s total outstanding shares of capital stock.

Senior securities

We are generally permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. However, recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. We are permitted to increase our leverage capacity if shareholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If we receive such shareholder approval, we would be permitted to increase our leverage capacity on the first day after such approval. Alternatively, we pay increase the maximum amount of leverage we may incur to an asset coverage ratio of 150% if the “required majority” of our independent directors as defined in Section 57(o) of the 1940 Act approve such increase with such approval becoming effective after one year. In either case, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. We also would be required to amend our Revolving Facility and Notes to increase our leverage. See Financial Condition, Liquidity and Capital Resources—Credit Facility; Notes. In addition, while any preferred stock or publicly traded debt securities are outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risks—Risks related to our operations as a BDC.”

No-action relief from registration as a commodity pool operator

We are relying on a no-action letter (the “No-Action Letter”) issued by the staff of the Commodity Futures Trading Commission (the “CFTC”) as a basis to avoid registration with the CFTC as a commodity pool operator (“CPO”). The No-Action Letter allows an entity to engage in CFTC-regulated transactions (“commodity interest transactions”) that are “bona fide hedging” transactions (as that term is defined and interpreted by the CFTC and its staff), but prohibit an entity from entering into commodity interest transactions if they are non-bona fide hedging transactions, unless immediately after entering such non-bona fide hedging transaction (a) the sum of the amount of initial margin deposits on the entity’s existing futures or swaps positions and option or swaption premiums does not exceed 5% of the market value of the entity’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the entity’s commodity interest transactions would not exceed 100% of the market value of the entity’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. We are required to operate pursuant to these trading restrictions if we intend to continue to rely on the No-Action Letter as a basis to avoid CPO registration.

Proxy voting policies and procedures

We have delegated our proxy voting responsibility to THL Credit Advisors. The Proxy Voting Policies and Procedures of THL Credit Advisors are set forth below. The guidelines are reviewed periodically by THL Credit Advisors and our independent directors, and, accordingly, are subject to change.

Introduction

THL Credit Advisors is registered as an investment adviser under the Advisers Act. As an investment adviser registered under the Advisers Act, THL Credit Advisors has fiduciary duties to us. As part of this duty, THL Credit Advisors recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. THL Credit Advisors’ Proxy Voting Policies and Procedures have been formulated to ensure decision-making consistent with these fiduciary duties.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

THL Credit Advisors evaluates routine proxy matters, such as proxy proposals, amendments or resolutions on a case-by-case basis. Routine matters are typically proposed by management and THL Credit Advisors will normally support such matters so long as they do not measurably change the structure, management control, or operation of the corporation and are consistent with industry standards as well as the corporate laws of the state of incorporation.

THL Credit Advisors also evaluates non-routine matters on a case-by-case basis. Non-routine proposals concerning social issues are typically proposed by stockholders who believe that the corporation’s internally adopted policies are ill-advised or misguided. If THL Credit Advisors has determined that management is generally socially responsible, THL Credit Advisors will generally vote against these types of non-routine proposals. Non-routine proposals concerning financial or corporate issues are usually offered by management and seek to change a corporation’s legal, business or financial structure. THL Credit Advisors will generally vote in favor of such proposals provided the position of current stockholders is preserved or enhanced. Non-routine proposals concerning stockholder rights are made regularly by both management and stockholders. They can be generalized as involving issues that transfer or realign board or stockholder voting power. THL Credit Advisors typically would oppose any proposal aimed solely at thwarting potential takeovers by requiring, for example, super-majority approval. At the same time, THL Credit Advisors believes stability and continuity promote profitability. THL Credit Advisors’ guidelines in this area seek a middle road and individual proposals will be carefully assessed in the context of their particular circumstances.

If a vote may involve a material conflict of interest, prior to approving such vote, THL Credit Advisors must consult with its chief compliance officer to determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict. If the conflict is determined not to be material, THL Credit Advisors’ employees shall vote the proxy in accordance with THL Credit Advisors’ proxy voting policy.

Proxy voting records

You may obtain information about how we voted proxies by making a written request for proxy voting information to:

General Counsel

THL Credit, Inc.

100 Federal Street, 31st Floor

Boston, MA 02110

Code of ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and we have also approved our investment adviser’s code of ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 of the Advisers Act. These codes establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts so long as such investments are made in accordance with the code’s requirements. You may read and copy our code of ethics and our code of ethics and business conduct at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, our code of ethics and our code of ethics and business conduct are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and are available on our corporate governance webpage at http://investor.THLCreditBDC.com/corporate-governance.com.

Privacy Principles

We are committed to maintaining the privacy of stockholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to nonpublic personal information about our stockholders to our investment adviser’s employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Compliance with Corporate Governance Regulations

The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, The NASDAQ Global Select Market has adopted various corporate governance requirements as part of its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

Other

We have adopted an investment policy that mirrors the requirements applicable to us as a BDC under the 1940 Act.

We are subject to periodic examination by the SEC for compliance with the Exchange Act and the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and THL Credit Advisors have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and will review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We and THL Credit Advisors have designated a chief compliance officer, Sabrina Rusnak-Carlson, to be responsible for administering the policies and procedures.

The SEC staff has granted us relief sought in an exemptive application that expands our ability to co-invest in portfolio companies with other funds managed by the Adviser or its affiliates (“Affiliated Funds”) in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions (the “Order”). Pursuant to the Order, we are permitted to co-invest with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) or our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching by us or our stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.

You may read and copy any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549, on official business days during the hours of 10:00 am to 3:00 pm. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202)551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is http://www.sec.gov.

Our internet address is www.THLCreditBDC.com. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

TAX MATTERS

The following discussion is a general summary of certain material United States federal income tax considerations relating to our qualification and taxation as a RIC and the acquisition, ownership and disposition of our preferred stock or common stock, but does not purport to be a complete description of the income tax considerations relating thereto. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of investors subject to special treatment under U.S. federal income tax laws, including investors subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, traders in securities that elect to use the mark-to-market method of accounting for securities holdings, persons subject to the alternative minimum tax, United States expatriates, United States persons with a functional currency other than the U.S. dollar, persons that hold notes as part of an integrated investment (including a “straddle”), “controlled foreign corporations,” “passive foreign investment companies,” or corporations that accumulate earnings to avoid United States federal income tax. This summary is limited to beneficial owners of our preferred stock or our common stock that will hold our preferred stock or common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, temporary and final U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date hereof and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding our preferred stock or our common stock. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in our subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock or debt securities or as units in combination with such securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement. In addition, we may issue preferred stock with terms resulting in U.S. federal income taxation of holders with respect to such preferred stock in a manner different from as set forth in this summary. In such instances, such differences will be discussed in a relevant prospectus supplement.

A “U.S. stockholder” generally is a beneficial owner of shares of our preferred stock or common stock who is for United States federal income tax purposes:

•

A citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

•

A corporation or other entity taxable as a corporation, for United States federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

A trust if: (i) a court in the United States has primary supervision over its administration and one or more U.S. persons have authority to control all substantial decisions of such trust, or (ii) such trust validly elects to be treated as a U.S. person for federal income tax purposes; or

•	An estate, the income of which is subject to United States federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our preferred stock or common stock that is not a partnership for United States federal income tax purposes or a U.S. stockholder.

If a partnership (including an entity treated as a partnership for United States federal income tax purposes) holds shares of our preferred stock or common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder who is a partner of a partnership holding shares of our preferred stock or common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our preferred stock or common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment our shares will depend on the facts of their particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation as a Regulated Investment Company

We have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders as dividends. To maintain our qualification as a RIC, we must, among other things, meet certain source of income and asset diversification requirements (as described below). In addition, in order maintain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If we:

•	maintain our qualification as a RIC; and

•	satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

In order to maintain our qualification as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•

no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for each calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax (the “Excise Tax Avoidance Requirement”). We may choose to retain a portion of our ordinary income and/or capital gain net income in any year and pay the 4% U.S. federal excise tax on the retained amounts.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock.

Certain consolidated subsidiaries of the Company are subject to U.S. federal and state income taxes. These taxable entities are not consolidated with the Company for income tax purposes and may generate income tax liabilities or assets from temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

We are authorized to borrow funds and to sell assets in order to satisfy the distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) treat dividends that would otherwise qualify for the dividends received deduction or constitute qualified dividend income as ineligible for such treatment, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding distribution of cash, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.

If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to federal income tax on its allocable share of a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if our allocable share of such income is distributed as a taxable dividend to its stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income our allocable share of any increase in the value of such shares, and as ordinary loss our allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in its income. Under either election, we may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax. Additionally, the U.S. Treasury Department and IRS have issued proposed regulations that, if finalized, would not consider income inclusions from a CFC or QEF to be qualifying income for purposes of the 90% Income Test unless we receive a cash distribution from such entity in the same year attributable to the included income. If we invest in CFCs or QEFs, we will carefully monitor our investments to avoid disqualification as a RIC.

The remainder of this discussion assumes that we maintain our qualification as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional preferred stock or common stock. To the extent such distributions paid by us to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations , such distributions may be reported by us as “qualified dividend income,” or Qualifying Dividends, eligible to be taxed in the hands of non-corporate stockholders at the rates applicable to long-term gains, provided certain holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not be Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains which are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its preferred stock or common stock and regardless of whether paid in cash or reinvested in additional preferred stock or common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s preferred stock or common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may decide to retain some or all of our net capital gain but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its preferred stock or common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, may be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our preferred stock or common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our preferred stock or common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the preferred stock or common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our preferred stock or common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our preferred stock or common stock may be disallowed if other shares of our preferred stock or common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition, in which case the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In general, individual U.S. stockholders currently are subject to a reduced maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will report to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold federal income tax, or backup withholding, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our preferred stock or common stock.

Distributions of our investment company taxable income to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, no withholding is required and the distributions generally will not be subject to federal income tax if (i) the distributions are properly reported by us as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given that any of our distributions would be designated as eligible for this exemption.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our preferred stock or common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States, or (ii) the Non-U.S. stockholder is an individual that is present in the United States for 183 days or more during the taxable year.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our preferred stock or common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

Legislation commonly referred to a “FATCA” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that either fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners), or reside in jurisdictions that have not entered into intergovernmental agreements with the IRS to provide such information. The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2018. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding (subject to the same effective dates) on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of Non-U.S. stockholders and the status of the intermediaries through which they hold their units, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, Non-U.S. stockholders might be eligible for refunds or credits of such taxes.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Maintain Our Qualification as a RIC

If we were unable to maintain our qualification for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income that would be eligible for the current 20% maximum rate to the extent of our current and accumulated earnings and profits (subject to limitations under the Code). Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis (reducing that basis accordingly), and any remaining distributions would be treated as a capital gain. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our stockholders our earnings and profits attributable to non-RIC years. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a RIC in a subsequent year.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $300,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities directly or through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; any expenses we incur in connection with the sale of such securities; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our voting securities or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices. At our 2017 Annual Meeting of Stockholders on June 6, 2017, our stockholders approved a proposal authorizing us to sell up to 25% of our common stock at a price below our then-current net asset value per share, subject to approval by our board of directors for the offering. The authorization expires on the earlier of June 6, 2018, and the date of our 2018 Annual Meeting of Stockholders. See “Sales of Common Stock Below Net Asset Value.”

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum amount of any compensation to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 10% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NASDAQ Global Select Market may engage in passive market making transactions in our common stock on the NASDAQ Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, shares of our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN

State Street Bank & Trust Company provides administrative and accounting services under a sub-administration agreement. State Street provides custodian services to us pursuant to a custodian services agreement. For the services provided to us by State Street and its affiliates, State Street is entitled to fees as agreed upon from time to time. The address of State Street Bank and Trust Company is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

TRANSFER AGENT

American Stock Transfer and Trust Company provides transfer agency support to us and serves as our dividend paying agent under a transfer agency agreement. The address of American Stock Transfer and Trust Company is 59 Maiden Lane, New York, New York 10007.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, THL Credit Advisors is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. THL Credit Advisors does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While THL Credit Advisors generally seeks reasonably competitive trade execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, THL Credit Advisors may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if THL Credit Advisors determines in good faith that such commission is reasonable in relation to the services provided. For the three months ended March 31, 2018 and 2017 and for each of the years ended December 31, 2017, 2016 and 2015, we paid $0 in brokerage commissions.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.

EXPERTS

The financial statements as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of December 31, 2017 included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

ADDITIONAL INFORMATION

We have filed a registration statement with the SEC on Form N-2, including amendments, relating to the shares we are offering. This prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the shares we are offering, please refer to the registration statement. Statements contained in this prospectus as to the contents of any contract or other document referred to describe the material terms thereof but are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

The management of THL Credit, Inc. and its Subsidiaries (except where the context suggests otherwise, the terms “we,” “us,” “our,” and “THL Credit” refer to THL Credit, Inc. and its Subsidiaries) is responsible for establishing and maintaining adequate internal control over financial reporting as such term is defined in Exchange Act Rule 13a-15(f), and for performing an assessment of the effectiveness of internal control over financial reporting as of December 31, 2017. Internal control over financial reporting is a process designed by, or under the supervision of, our principal executive and principal financial officers, or persons performing similar functions, and effected by our board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of our assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.

Management performed an assessment of the effectiveness of our internal control over financial reporting as of December 31, 2017 based upon the criteria set forth in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment, management determined that our internal control over financial reporting was effective as of December 31, 2017.

THL Credit, Inc. and Subsidiaries

Consolidated Statements of Assets and Liabilities

(in thousands, except per share data)

(unaudited)

	March 31, 2018	December 31, 2017
Assets:
Investments at fair value:
Non-controlled, non-affiliated investments (cost of $458,539 and $484,816, respectively)	$433,995	$449,951
Controlled investments (cost of $163,016 and $155,547, respectively)	165,885	158,736
Non-controlled, affiliated investments (cost of $4 and $4, respectively)	4	4
Cash	3,250	3,617
Escrow receivable	8,042	—
Interest, dividends, and fees receivable	6,573	7,835
Deferred financing costs	2,746	2,890
Deferred tax assets	2,120	2,661
Prepaid expenses and other assets	1,397	1,583
Due from affiliate	346	407

Total assets	$624,358	$627,684

Liabilities:
Loans payable ($168,757 and $167,317 face amounts, respectively, reported net of deferred financing costs of $0 and $0, respectively. See Note 7)	$168,757	$167,317
Notes payable ($110,000 and $110,000 face amounts, respectively, reported net of deferred financing costs of $2,820 and $2,985, respectively. See Note 7)	107,179	107,015
Accrued expenses and other payables	1,379	2,829
Base management fees payable	2,319	2,556
Deferred tax liability	1,809	2,336
Accrued incentive fees	972	972
Accrued interest and fees	364	551
Other deferred liabilities	31	79

Total liabilities	282,810	283,655
Commitments and contingencies (Note 9)
Net Assets:
Common stock, par value $.001 per share, 100,000 common shares authorized, 32,674 and 32,674 shares issued and outstanding at March 31, 2018 and December 31, 2017, respectively	33	33
Paid-in capital in excess of par	434,095	434,197
Net unrealized depreciation on investments, net of provision for taxes of $1,809 and $1,511, respectively	(23,782)	(34,660)
Net unrealized depreciation on interest rate derivative	—	—
Accumulated net realized losses	(80,355)	(67,393)
Accumulated undistributed net investment income	11,101	11,150

Total net assets attributable to THL Credit, Inc.	341,092	343,327
Net assets attributable to non-controlling interest	456	702

Total net assets	$341,548	$344,029

Total liabilities and net assets	$624,358	$627,684

Net asset value per share attributable to THL Credit, Inc.	$10.44	$10.51

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	For the three months ended March 31,
	2018	2017
Investment Income:
From non-controlled, non-affiliated investments:
Interest income	$12,206	$13,932
Other income	119	466
From non-controlled, affiliated investments:
Other income	255	255
From controlled investments:
Interest income	1,404	1,879
Dividend income	2,613	3,131
Other income	91	141

Total investment income	16,688	19,804
Expenses:
Interest and fees on borrowings	3,566	3,872
Base management fees	2,319	2,555
Incentive fees	—	1,314
Administrator expenses	591	827
Other general and administrative expenses	422	506
Amortization of deferred financing costs	308	400
Professional fees	337	275
Directors’ fees	194	181

Total expenses	7,737	9,930
Income tax provision, excise and other taxes	124	188

Net investment income	8,827	9,686
Realized Gain (Loss) and Change in Unrealized Appreciation on Investments:
Net realized (loss) gain on investments:
Non-controlled, non-affiliated investments	(13,212)	(865)
Controlled investments	96	—
Foreign currency transactions	(1)	(74)

Net realized loss on investments	(13,117)	(939)

Net change in unrealized (depreciation) appreciation on investments:
Non-controlled, non-affiliated investments	10,571	(3,307)
Controlled investments	(321)	(477)
Translation of assets and liabilities in foreign currencies	660	74

Net change in unrealized appreciation (depreciation) on investments	10,910	(3,710)
Net change in unrealized (depreciation) appreciation attributable to non-controlling interests	(247)	60

Net realized and unrealized loss from investments	(2,454)	(4,589)
(Provision) benefit for taxes on unrealized gain on investments	(32)	153

(Provision) benefit for taxes on realized and unrealized gain on investments	(32)	153
Interest rate derivative periodic interest payments, net	—	(33)
Net change in unrealized appreciation on interest rate derivative	—	36

Net (decrease) increase in net assets resulting from operations	$6,341	$5,253

Net investment income per common share:
Basic and diluted	$0.27	$0.29
Net increase in net assets resulting from operations per common share:
Basic and diluted	$0.19	$0.16
Dividends declared and paid	$0.27	$0.27
Weighted average shares of common stock outstanding:
Basic and diluted	32,674	32,925

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Statements of Changes in Net Assets

(in thousands)

(unaudited)

	For the three months ended March 31,
	2018	2017
Increase in net assets from operations:
Net investment income	$8,827	$9,686
Net realized loss on investments	(13,117)	(939)
Net change in unrealized appreciation (depreciation) on investments	10,910	(3,710)
Net change in unrealized (depreciation) appreciation attributable to non-controlling interests	(247)	60
(Provision) benefit for taxes on unrealized gain (loss) on investments	(32)	153
Interest rate derivative periodic interest payments, net	—	(33)
Net change in unrealized appreciation on interest rate derivative	—	36

Net increase in net assets resulting from operations	6,341	5,253
Distributions to stockholders:
Distributions to stockholders from net investment income	(8,822)	(8,904)

Total distributions to stockholders	(8,822)	(8,904)
Capital share transactions:
Issuance of common stock from reinvestment of dividend	—	3

Net increase in net assets from capital share transactions	—	3

Total decrease in net assets	(2,481)	(3,648)
Net assets at beginning of period	344,029	389,820

Net assets at end of period	$341,548	$386,172

Common shares outstanding at end of period	32,674	32,926

Capital share activity:
Shares issued from reinvestment of dividend	—	0.3

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	For the three months ended March 31,
	2018	2017
Cash flows from operating activities:
Net increase in net assets resulting from operations	$6,341	$5,253
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net change in unrealized (appreciation) depreciation on investments	(10,662)	3,724
Net change in unrealized appreciation on interest rate derivative	—	(37)
Net realized loss on investments	13,235	1,454
Net realized loss (gain) on foreign exchange currency transactions	1	(74)
Increase in investments due to PIK	(211)	(868)
Amortization of deferred financing costs	308	400
Accretion of discounts on investments and other fees	(674)	(1,154)
Changes in operating assets and liabilities:
Purchases of investments	(11,992)	(38,688)
Proceeds from sale and paydown of investments	10,411	11,752
Decrease (increase) in interest, dividends and fees receivable	1,262	(436)
Decrease in due from affiliate	61	89
Increase in prepaid expenses and other assets	(18)	(22)
Decrease (increase) in deferred tax asset	541	(413)
Increase in accrued expenses and other payables	(1,214)	21
(Decrease) increase in accrued credit facility fees and interest	(187)	24
(Decrease) increase in deferred tax liability	(527)	214
Decrease in base management fees payable	(237)	(53)
Decrease in other deferred liabilities	(48)	(92)
Decrease in accrued incentive fees payable, net	—	(935)

Net cash provided by (used in) operating activities	6,390	(19,841)
Cash flows from financing activities:
Borrowings under credit facility	13,500	39,360
Repayments under credit facility	(11,400)	(14,500)
Issuance of shares of common stock from dividend reinvestment	—	3
Distributions paid to stockholders	(8,822)	(8,904)
Financing and offering costs paid	(35)	—

Net cash (used in) provided by financing activities	(6,757)	15,959

Net decrease in cash	(367)	(3,882)
Cash, beginning of period	3,617	6,376

Cash, end of period	$3,250	$2,494

Supplemental Disclosure of Cash Flow Information:
Cash interest paid	3,486	3,403
Income taxes paid	—	2
PIK income earned	209	918

Non-cash Operating Activities:

For the three months ended March 31, 2018 and 2017, 0 shares and 0.3 shares of common stock were issued in connection with dividend reinvestments of $0 and $3, respectively.

See Note 5 in the notes to consolidated financial statements for non-cash restructurings.

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments

March 31, 2018

(dollar amounts in thousands)

(unaudited)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Non-controlled/non-affiliated investments—127.07% of net asset value

First lien senior secured debt
—102.93% of net asset value

Canada
—6.86% of net asset value
Fairstone Financial Inc.(7)(17)(26)	Financial services	12.6% (CDOR + 11%)	3/31/2017	3/31/2023	$23,269	$22,120	$23,386

			Subtotal Canada		$23,269	$22,120	$23,386

Midwest
—11.70% of net asset value
BeneSys Inc.	Business services	12.2% (LIBOR + 10.3%)	3/31/2014	3/31/2019	$10,741	$10,701	$10,741
BeneSys Inc.(9)	Business services	12.2% (LIBOR + 10.3%)	8/1/2014	3/31/2019	436	434	436
Hansons Window & Construction, Inc.	IT services	8.8% (LIBOR + 6.5%)	10/19/2017	10/19/2022	2,628	2,586	2,601
Hansons Window & Construction, Inc.(9)	IT services	8.8% (LIBOR + 6.5%)	10/19/2017	10/19/2022	72	67	72
Home Partners of America, Inc.(17)	Consumer products and services	8.9% (LIBOR + 7%)	10/13/2016	10/13/2022	13,669	13,462	13,805
Matilda Jane Holdings, Inc.	Consumer products and services	10.4% (LIBOR + 8.5%)	5/1/2017	5/1/2022	12,548	12,317	12,297

			Subtotal midwest		$40,094	$39,567	$39,952

Northeast
—28.04% of net asset value
Alex Toys, LLC	Consumer products and services	13.1% (LIBOR + 10.8%)	6/30/2014	8/15/2019	24,505	24,326	24,504
Anexinet Corp.	IT services	8.4% (LIBOR + 6.5%)	7/28/2017	7/28/2022	17,191	16,892	17,019
Constructive Media, LLC	Media, entertainment and leisure	12% (LIBOR + 10%)	11/23/2015	11/23/2020	11,243	11,121	10,681
Dodge Data & Analytics LLC	IT services	10.5% (LIBOR + 8.8%)	11/20/2014	10/31/2019	10,521	10,452	10,521

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

March 31, 2018

(dollar amounts in thousands)

(unaudited)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
HealthDrive Corporation	Healthcare	9.9% (LIBOR + 8.1%)	11/21/2016	11/21/2021	9,875	9,748	9,776
HealthDrive Corporation(9)	Healthcare	9.9% (LIBOR + 8.1%)	11/21/2016	11/21/2021	1,750	1,725	1,750
smarTours, LLC	Consumer products and services	8.5% (LIBOR + 6.8%)	10/31/2017	10/31/2022	6,447	6,329	6,399
smarTours, LLC(9)(10)	Consumer products and services	8.5% (LIBOR + 6.8%)	10/31/2017	10/31/2022	—	(14)	—
The John Gore Organization, Inc.	Media, entertainment and leisure	8.8% (LIBOR + 6.5%)	8/8/2013	6/28/2021	13,646	13,480	13,783
The John Gore Organization, Inc.(9)(10)	Media, entertainment and leisure	8.8% (LIBOR + 6.5%)	8/8/2013	6/28/2021	—	(10)	—
Women’s Health USA	Healthcare	8.4% (LIBOR + 6.6%)(8)	8/8/2017	8/8/2022	1,399	1,378	1,385

			Subtotal northeast		$96,577	$95,427	$95,818
Southeast
—10.62% of net asset value
Sciens Building Solutions, LLC	Business services	9.6% (LIBOR + 7.3%)	2/2/2017	2/2/2022	$9,625	$9,471	$9,529
Sciens Building Solutions, LLC(9)	Business services	9.6% (LIBOR + 7.3%)	2/2/2017	2/2/2022	416	375	416
Virtus Pharmaceuticals, LLC	Healthcare	11.1%(8)	7/17/2014	7/17/2019	24,013	23,833	23,773
Whitney, Bradley & Brown, Inc.	Business services	10.9% (LIBOR + 9%)	10/18/2017	10/18/2022	2,488	2,442	2,488
Whitney, Bradley & Brown, Inc.(9)	Business services	10.9% (LIBOR + 9%)	10/18/2017	10/18/2022	63	59	63

			Subtotal southeast		$36,605	$36,180	$36,269
Southwest
—39.51% of net asset value
Allied Wireline Services, LLC	Energy / utilities	11.4% (LIBOR + 9.5%)	2/28/2014	6/30/2020	$10,793	$10,793	$10,658
Charming Charlie LLC(29)	Retail & grocery	2.9% (LIBOR + 1%)	12/18/2013	12/24/2019	17,893	5,382	15,566
Charming Charlie LLC(22)(29)	Retail & grocery	2.9% (LIBOR + 1%)	12/18/2013	12/24/2019	33,834	10,178	—
Charming Charlie LLC(29)	Retail & grocery	6.4% (LIBOR + 4.5%)	12/14/2017	6/8/2018	4,474	4,474	4,474
Charming Charlie LLC(29)	Retail & grocery	6.4% (LIBOR + 4.5%)	12/14/2017	6/8/2018	3,578	3,578	3,578
Hart InterCivic, Inc.	IT services	12.8% (LIBOR + 10.5%)	3/31/2016	3/31/2019	25,600	25,427	25,856

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

March 31, 2018

(dollar amounts in thousands)

(unaudited)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Holland Intermediate Acquisition Corp.	Energy / utilities	11.3% (LIBOR + 9%)	5/29/2013	5/29/2018	21,880	21,863	20,567
Holland Intermediate Acquisition Corp.(9)	Energy / utilities	11.3% (LIBOR + 9%)	5/29/2013	5/29/2018	—	—	—
Igloo Products Corp.	Consumer products and services	12% (LIBOR + 10.3%)	3/28/2014	3/28/2020	24,636	24,429	23,897
LAI International, Inc.	Industrials and manufacturing	10.5%(8)	10/22/2014	10/22/2019	21,775	21,611	21,775
LAI International, Inc.(9)	Industrials and manufacturing	8.5%(8)	10/22/2014	10/22/2019	4,474	4,474	4,474
LAI International, Inc.(9)	Industrials and manufacturing	12.3%(8)	4/24/2017	10/22/2019	4,113	4,063	4,113

			Subtotal southwest		$173,050	$136,272	$134,958

West
—6.20% of net asset value
It’s Just Lunch International LLC	Media, entertainment and leisure	10.4% (LIBOR + 8.5%)	7/28/2016	7/28/2021	$5,500	$5,426	$5,500
MeriCal, LLC	Consumer products and services	10.7% (LIBOR + 9%)	9/30/2016	9/30/2021	15,672	15,387	15,672

			Subtotal west		$21,172	$20,813	$21,172

		Subtotal first lien senior secured debt			$390,767	$350,379	$351,555

Second lien debt
—8.04% of net asset value

Northeast
—3.92% of net asset value
Merchants Capital Access, LLC(17)	Financial services	12.8% (LIBOR + 10.5%)	4/20/2015	4/20/2021	$12,500	$12,370	$12,250
Specialty Brands Holdings, LLC(22)	Restaurants	10.6% (LIBOR + 8.8%)(7.8% Cash + 1.0% PIK)(11)	7/16/2013	12/1/2017	22,300	21,462	1,115

			Subtotal northeast		$34,800	$33,832	$13,365

Southeast
—2.67% of net asset value
MB Medical Operations LLC	Healthcare	10.9% (LIBOR + 9%)	12/7/2016	6/7/2022	$9,131	$8,992	$9,131

			Subtotal southeast		$9,131	$8,992	$9,131

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

March 31, 2018

(dollar amounts in thousands)

(unaudited)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)

West
—1.45% of net asset value
Gold, Inc.	Consumer products and services	10.0%	12/31/2012	6/30/2022	$5,165	$5,165	$4,959

			Subtotal west		$5,165	$5,165	$4,959

		Subtotal second lien debt			$49,096	$47,989	$27,455

Subordinated debt
—5.62% of net asset value

Southeast
—1.98% of net asset value
Martex Fiber Southern Corp.	Industrials and manufacturing	16.5% (12.0% Cash + 4.5% PIK)(11)	4/30/2012	6/30/2018	9,007	9,007	6,756

			Subtotal southeast		$9,007	$9,007	$6,756

Northwest
—3.64% of net asset value
A10 Capital, LLC(9)(17)	Financial services	12.5%	8/25/2014	2/25/2021	$12,302	$12,236	$12,425

			Subtotal northwest		$12,302	$12,236	$12,425

		Subtotal subordinated debt			$21,309	$21,243	$19,181

Equity investments
—6.04% of net asset value

Midwest
—0.17% of net asset value
Hostway Corporation(21)	IT services		12/27/2013	12/13/2020	20,000	$200	$—
Hostway Corporation(20)	IT services		12/27/2013		1,800	1,800	196
Matilda Jane Holdings, Inc.(13)(20)	Consumer products and services		5/1/2017		488,896	489	376

			Subtotal midwest			$2,489	$572

Northeast
—0.99% of net asset value
Alex Toys, LLC(12)(13)(15)(21)	Consumer products and services		5/22/2015		153.85	1,000	—

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

March 31, 2018

(dollar amounts in thousands)

(unaudited)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Alex Toys, LLC(12)(13)(15)(20)	Consumer products and services		6/22/2016	6/12/2021	121.18	888	—
Constructive Media, LLC(12)(21)	Media, entertainment and leisure		11/23/2015		750,000	750	5
SPST Holdings, LLC(12)(21)	Consumer products and services		10/31/2017		215,827	216	231
Wheels Up Partners, LLC(12)(15)(21)	Transportation		1/31/2014		1,000,000	1,000	3,124

			Subtotal northeast			$3,854	$3,360

Northwest
—4.11% of net asset value
A10 Capital, LLC(12)(14)(17)(20)	Financial services		8/25/2014	2/25/2021	4,019.61	$13,977	$14,043

			Subtotal northwest			$13,977	$14,043

Southeast
—0.24% of net asset value
Firebirds International, LLC(12)(21)	Restaurants		5/17/2011		1,906	$191	$382
Virtus Pharmaceuticals, LLC(12)(15)(21)	Healthcare		3/31/2015		7,720.86	127	—
Virtus Pharmaceuticals, LLC(12)(15)(21)	Healthcare		3/31/2015		231.82	244	390
Virtus Pharmaceuticals, LLC(12)(15)(21)	Healthcare		3/31/2015		589.76	590	59

			Subtotal southeast			$1,152	$831

Southwest
—0.32% of net asset value
Allied Wireline Services, LLC(12)(15)(21)	Energy / utilities		2/28/2014		618,867.92	$619	$117
Dimont & Associates, Inc.(21)	Financial services		3/14/2016		312.51	129	—
Igloo Products Corp.(21)	Consumer products and services		4/30/2014		1,902.04	1,716	795
Sciens Building Solutions, LLC(12)(20)	Business services		7/12/2017		170.39	170	178

			Subtotal southwest			$2,634	$1,090

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

March 31, 2018

(dollar amounts in thousands)

(unaudited)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
West
—0.21% of net asset value
MeriCal, LLC(12)(13)(21)	Consumer products and services		9/30/2016	9/30/2021	5,124.30	$10	$154
MeriCal, LLC(12)(13)(20)	Consumer products and services		9/30/2016		500.29	505	563

			Subtotal west			$515	$717

			Subtotal equity			$24,621	$20,613

Warrants
—0.03% of net asset value

Southwest
—0.03% of net asset value
Allied Wireline Services, LLC(15)	Energy / utilities		2/28/2014		501,159.24	$175	$95

			Subtotal southwest			$175	$95

			Subtotal warrants			$175	$95

Investment in payment rights
—3.26% of net asset value

Northeast
—3.26% of net asset value
Duff & Phelps Corporation(16)(17)	Financial services	14.4%(8)	6/1/2012			$10,348	$11,149

			Subtotal northeast			$10,348	$11,149

			Subtotal investment in payment rights			$10,348	$11,149

Investments in funds
—1.16% of net asset value
Midwest
—0.82% of net asset value
Freeport Financial SBIC Fund LP(17)(27)	Financial services		6/14/2013			$2,957	$2,796

			Subtotal midwest			$2,957	$2,796

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

March 31, 2018

(dollar amounts in thousands)

(unaudited)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
West
—0.34% of net asset value
Gryphon Partners 3.5, L.P.(17)(27)	Financial services		11/20/2012			$827	$1,151

			Subtotal west			$827	$1,151

			Subtotal investments in funds			$3,784	$3,947
Total non-controlled/non-affiliated investments
—127.07% of net asset value						$458,539	$433,995

Controlled investments
—48.57% of net asset value
First lien senior secured debt
—11.89% of net asset value
Northeast
—1.73% of net asset value
Tri Starr Management Services, Inc.(18)(23)	Business services	8.5% (ABR + 3.8%)	7/22/2016	9/30/2018	$46	$46	$46
Tri Starr Management Services, Inc.(18)(24)	Business services	6.6% (LIBOR + 4.8%)	7/22/2016	9/30/2018	669	648	669
Tri Starr Management Services, Inc.(18)	Business services	6.6% (LIBOR + 4.8%)	7/22/2016	9/30/2018	291	280	291
Tri Starr Management Services, Inc.(18)	Business services	6.6% (LIBOR + 4.8%)	7/22/2016	9/30/2018	2,545	2,449	2,545
Tri Starr Management Services, Inc.(18)	Business services	10.0% PIK	7/22/2016	9/30/2018	1,613	1,499	1,613
Tri Starr Management Services, Inc.(18)(22)	Business services	10.0% PIK	7/22/2016	9/30/2018	1,076	320	753
Tri Starr Management Services, Inc.(18)(22)	Business services	5.0% PIK	7/22/2016	9/30/2018	3,282	1,062	—

			Subtotal northeast		$9,522	$6,304	$5,917
Southeast
—2.09% of net asset value
Loadmaster Derrick & Equipment, Inc.(18)(22)	Energy / utilities	11.9% (LIBOR + 10.3% PIK)	7/1/2016	12/31/2020	$8,078	$7,307	$3,837
Loadmaster Derrick & Equipment, Inc.(18)(22)	Energy / utilities	13.7% (LIBOR + 12% PIK)	7/1/2016	12/31/2020	1,824	1,053	—
Loadmaster Derrick & Equipment, Inc.(18)	Energy / utilities	12.6% (LIBOR + 10.3%)	1/17/2017	12/31/2020	3,300	3,300	3,300

			Subtotal southeast		$13,202	$11,660	$7,137

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

March 31, 2018

(dollar amounts in thousands)

(unaudited)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Southwest
—8.07% of net asset value
OEM Group, LLC(18)	Industrials and manufacturing	11.4% (LIBOR + 9.5%)	3/16/2016	2/15/2019	$18,703	$18,703	$18,703
OEM Group, LLC(18)	Industrials and manufacturing	11.4% (LIBOR + 9.5%)	3/16/2016	2/15/2019	8,845	8,833	8,845

			Subtotal southwest		$27,548	$27,536	$27,548

		Subtotal first lien senior secured debt			$50,272	$45,500	$40,602
Second lien debt
—1.59% of net asset value
Southeast
—1.59% of net asset value
Copperweld Bimetallics LLC(18)	Industrials and manufacturing	12.0%	10/5/2016	10/5/2021	$5,415	$5,415	$5,415

			Subtotal southeast		$5,415	$5,415	$5,415

		Subtotal second lien debt			$5,415	$5,415	$5,415

Equity investments
—13.87% of net asset value

Northeast
—2.63% of net asset value
Tri Starr Management Services, Inc.(18)(21)	Business services		7/22/2016		0.720	3,136	9,009

		Subtotal northeast				$3,136	$9,009

Northwest
—5.15% of net asset value
C&K Market, Inc.(18)(21)	Retail & grocery		11/3/2010		1,992,365	$2,270	$7,617
C&K Market, Inc.(18)(20)	Retail & grocery		11/3/2010	7/1/2024	1,992,365	10,956	9,962

		Subtotal northwest				$13,226	$17,579

Southeast
—4.03% of net asset value
Copperweld Bimetallics LLC(18)(20)(28)	Industrials and manufacturing		10/5/2016		676.93	$3,385	$3,920

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

March 31, 2018

(dollar amounts in thousands)

(unaudited)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Copperweld Bimetallics LLC(18)(21)	Industrials and manufacturing		10/5/2016	10/5/2021	609,230	8,950	9,843
Loadmaster Derrick & Equipment, Inc.(18)(20)	Energy / utilities		7/1/2016		12,130.510	1,114	—
Loadmaster Derrick & Equipment, Inc.(18)(21)	Energy / utilities		12/21/2016		2,955.600	—	—

			Subtotal southeast			$13,449	$13,763

Southwest
—2.06% of net asset value
OEM Group, LLC(12)(13)(18)(20)(25)	Industrials and manufacturing		3/16/2016		10,000	$8,890	$7,028

			Subtotal southwest			$8,890	$7,028

			Subtotal equity			$38,701	$47,379

Investments in funds
—21.22% of net asset value

Northeast
—21.22% of net asset value
THL Credit Logan JV LLC(12)(17)(18)(19)(21)(27)	Investment funds and vehicles		12/3/2014		—	$73,400	$72,489

			Subtotal northeast			73,400	72,489

			Subtotal investments in funds			$73,400	$72,489
Total controlled investments
—48.57% of net asset value						$163,016	$165,885

Non-controlled/affiliated investments
—0.00% of net asset value
Investments in funds
—0.00% of net asset value
Northeast
—0.00% of net asset value
THL Credit Greenway Fund LLC(12)(17)(21)(27)	Investment funds and vehicles		1/27/2011			$1	$1

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

March 31, 2018

(dollar amounts in thousands)

(unaudited)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
THL Credit Greenway Fund II LLC(12)(17)(21)(27)	Investment funds and vehicles		3/1/2013			3	3

			Subtotal northeast			$4	$4

			Subtotal investments in funds			$4	$4
Total non-controlled/affiliated investments
—0.00% of net asset value						$4	$4

Total investments—175.64% of net asset value						$621,559	$599,884

(1)	All debt investments are income-producing, unless otherwise noted. Equity and member interests are non-income-producing unless otherwise noted.
(2)	All investments are pledged as collateral under the Revolving Facility and Term Loan Facility.
(3)

As of March 31, 2018, 26.0% and 27.3% of the Company’s total investments on a cost and fair value basis, respectively, are in non-qualifying assets. The Company may not acquire any non-qualifying assets unless, at the time of the acquisition, qualifying assets represent at least 70% of the Company’s total assets.

(4)

Variable interest rate investments bear interest in reference to London Interbank offer rate, or LIBOR, Canadian Dollar offer rate, or CDOR, or Alternate Base Rate, or ABR, which are effective as of March 31, 2018. LIBOR loans and CDOR loans are typically indexed to 30-day, 60-day, 90-day or 180-day LIBOR or CDOR rates, at the borrower’s option, and ABR rates are typically indexed to the current prime rate or federal funds rate. Each of LIBOR, CDOR and ABR rates may be subject to interest floors. As of March 31, 2018, the 30-day, 60-day, 90-day and 180-day LIBOR rates were 1.88%, 2.00%, 2.31% and 2.45%, respectively. As of March 31, 2018, the 30-day, 60-day, 90-day and 180-day CDOR rates were 1.63%, 1.67%, 1.73% and 1.89%, respectively.

(5)	Principal includes accumulated PIK, or paid-in-kind, interest and is net of repayments.
(6)	Unless otherwise indicated, all investments are valued using significant unobservable inputs.
(7)	Foreign company at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the 1940 Act.
(8)	Unitranche investment; interest rate reflected represents the implied interest rate earned on the investment for the most recent quarter.
(9)	Issuer pays 0.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(10)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(11)	At the option of the issuer, interest can be paid in cash or cash and PIK. The percentage of PIK shown is the maximum PIK that can be elected by the company.
(12)	Member interests of limited liability companies are the equity equivalents of the stock of corporations.

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

March 31, 2018

(dollar amounts in thousands)

(unaudited)

(13)	Equity ownership may be held in shares or units of companies related to the portfolio company.
(14)	Preferred stock investment return is income-producing with a stated rate of 13.0% cash and 2% PIK due on a monthly basis.
(15)	Interest held by a substantially owned subsidiary of THL Credit, Inc.
(16)	Income-producing security with no stated coupon; interest rate reflects an estimation of the effective yield to expected maturity as of March 31, 2018.
(17)	Not a qualifying asset under Section 55(a) of the 1940 Act.
(18)

As defined in Section 2(a)(9) of the 1940 Act, the Company is deemed to control this portfolio company because it owns more than 25% of the portfolio company’s outstanding voting securities. See Schedule 12-14 in the accompanying notes to the consolidated financial statements for transactions for the quarter ended March 31, 2018 in which the issuer was a portfolio company that the Company is deemed to control.

(19)

On December 3, 2014, the Company entered into an agreement with Perspecta to create THL Credit Logan JV LLC, or Logan JV, a joint venture, which invests primarily in senior secured first lien term loans. All Logan JV investment decisions must be unanimously approved by the Logan JV investment committee consisting of one representative from each of the Company and Perspecta. Although the Company owns more than 25% of the voting securities of Logan JV, the Company does not believe that it has control over Logan JV (other than for purposes of the 1940 Act or otherwise).

(20)	Preferred stock
(21)	Common stock and member interest.
(22)	Loan was on non-accrual as of March 31, 2018.
(23)	Issuer pays 3.0% weighted average unfunded commitment fee on the revolving loan facility.
(24)	Issuer pays 4.75% unfunded commitment fee on the revolving loan facility.
(25)	Includes $577 of cost and $456 of fair value related to a non-controlling interest as a result of consolidating a blocker corporation that holds equity in OEM Group, LLC as of March 31, 2018.
(26)	Canadian denominated investment with a par and fair market value of CAD $30,000 and CAD $30,150, respectively.
(27)	Investment is measured at fair value using net asset value.
(28)	Company’s preferred stock is income-producing with a stated rate of 12.0% due quarterly.
(29)

During bankruptcy proceedings, the Company provided debtor-in-possession, or DIP, term loan and delayed draw facilities with commitments totaling $8,946, with $8,051 funded as of March 31, 2018. On January 11, 2018, as part of the initial restructuring of the business, the Company converted principal of $17,893 of the $51,868 existing term loan, or Pre-petition Term Loan, into a new term loan, or DIP Roll-up Term Loan. The principal amount of the DIP Roll-up Term Loan was determined based upon the $8,946 of commitments of the two DIP facilities outstanding at the time of the restructuring calculated on a two-to-one basis. As a result of this restructuring, we determined that an extinguishment of the Pre-petition Term Loan had occurred, determined the fair market value of the Pre-petition Term Loan at the time of restructuring and allocated it ratably amongst the Pre-petition Term Loan and the DIP Roll-up Term Loan based upon the par amounts outstanding and reflected this as the new cost basis of both securities, and recognized a realized loss of $8,369. This realized loss was offset by a reversal of unrealized depreciation in the same amount.

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Non-controlled/non-affiliated investments—130.79% of net asset value

First lien senior secured debt
—106.88% of net asset value

Canada
—6.92% of net asset value
Fairstone Financial Inc.(7)(17)(26)	Financial services	12.3% (CDOR + 11.0%)	3/31/2017	3/31/2023	$23,943	$22,101	$23,824

			Subtotal Canada		$23,943	$22,101	$23,824

Midwest
—11.55% of net asset value
BeneSys Inc.	Business services	11.9% (LIBOR + 10.3%)	3/31/2014	3/31/2019	$10,798	$10,747	$10,798
BeneSys Inc.(9)	Business services	11.9% (LIBOR + 10.3%)	8/1/2014	3/31/2019	436	433	436
Hansons Window & Construction, Inc.	IT services	8.2% (LIBOR + 6.5%)	10/19/2017	10/19/2022	2,494	2,452	2,452
Hansons Window & Construction, Inc.(9)	IT services	8.2% (LIBOR + 6.5%)	10/19/2017	10/19/2022	56	51	56
Home Partners of America, Inc.(17)	Consumer services	8.5% (LIBOR + 7%)	10/13/2016	10/13/2022	13,669	13,450	13,806
Matilda Jane Holdings, Inc.	Consumer products	10.1% (LIBOR + 8.5%)	5/1/2017	5/1/2022	12,548	12,303	12,172

			Subtotal midwest		$40,001	$39,436	$39,720
Northeast
—31.81% of net asset value
Aerogroup International Inc.	Consumer products	10.2% (LIBOR + 8.5%)	6/9/2014	12/9/2019	$13,170	$13,071	$13,169
Alex Toys, LLC	Consumer products	11.7% (LIBOR + 10%)	6/30/2014	8/15/2019	24,815	24,610	24,815
Anexinet Corp.	IT services	8.1% (LIBOR + 6.5%)	7/28/2017	7/28/2022	17,391	17,072	17,130
Constructive Media, LLC	Media, entertainment and leisure	11.6% (LIBOR + 10%)	11/23/2015	11/23/2020	11,708	11,570	10,888
Dodge Data & Analytics LLC	IT services	10.1% (LIBOR + 8.8%)	11/20/2014	10/31/2019	10,521	10,441	10,469
Duff & Phelps Corporation(8)	Financial services	4.9% (LIBOR + 3.3%)	5/15/2013	4/23/2020	250	253	251

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
HealthDrive Corporation	Healthcare	9.6% (LIBOR + 8.1%)	11/21/2016	11/21/2021	9,900	9,764	9,801
HealthDrive Corporation(9)	Healthcare	9.6% (LIBOR + 8.1%)	11/21/2016	11/21/2021	1,150	1,123	1,150
SPST Holdings, LLC	Consumer products	8.1% (LIBOR + 6.8%)	10/31/2017	10/31/2022	6,529	6,403	6,402
SPST Holdings, LLC(9)(10)	Consumer products	8.1% (LIBOR + 6.8%)	10/31/2017	10/31/2022	—	(15)	—
The John Gore Organization, Inc.	Media, entertainment and leisure	8.7% (LIBOR + 7%)	8/8/2013	6/28/2021	13,831	13,649	13,969
The John Gore Organization, Inc.(9)(10)	Media, entertainment and leisure	8.7% (LIBOR + 7%)	8/8/2013	6/28/2021	—	(10)	—
Women’s Health USA	Healthcare	8.1% (LIBOR + 6.6%)(8)	8/8/2017	8/8/2022	1,403	1,380	1,389

			Subtotal northeast		$110,668	$109,311	$109,433
Southeast
—12.23% of net asset value
Sciens Building Solutions, LLC	Business services	8.6% (LIBOR + 7.3%)	2/2/2017	2/2/2022	$9,687	$9,522	$9,590
Sciens Building Solutions, LLC(9)	Business services	8.6% (LIBOR + 7.3%)	2/2/2017	2/2/2022	501	458	501
Togetherwork Holdings, LLC(9)	Business services	8.6% (LIBOR + 7.3%)	4/18/2017	12/2/2020	232	226	232
Togetherwork Holdings, LLC	Business services	8.6% (LIBOR + 7.3%)	4/18/2017	12/2/2020	5,418	5,333	5,472
Virtus Pharmaceuticals, LLC	Healthcare	11.5%(8)	7/17/2014	7/17/2019	24,013	23,799	23,773
Whitney, Bradley & Brown, Inc.	Business services	10.6% (LIBOR + 9%)	10/18/2017	10/18/2022	2,494	2,446	2,446
Whitney, Bradley & Brown, Inc.(9)	Business services	10.6% (LIBOR + 9%)	10/18/2017	10/18/2022	50	47	50

			Subtotal southeast		$42,395	$41,831	$42,064
Southwest
—38.21% of net asset value
Allied Wireline Services, LLC	Energy / utilities	11.1% (LIBOR + 9.5%) (5.5% Cash and 5.5% PIK)(11)	2/28/2014	2/28/2019	$10,793	$10,793	$10,631
Charming Charlie, LLC.(22)	Retail & grocery	9.3% (LIBOR + 9.0%) (8.0% Cash + 1.0% PIK)	12/18/2013	6/8/2018	51,868	23,929	15,560
Charming Charlie, LLC.	Retail & grocery	8.0% (ABR+3.5%)	12/14/2017	6/8/2018	4,474	4,474	4,474

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Hart InterCivic, Inc.	IT services	12.2% (LIBOR + 10.5%)	3/31/2016	3/31/2019	25,600	25,385	25,856
Holland Intermediate Acquisition Corp.	Energy / utilities	10.7% (LIBOR + 9%)	5/29/2013	5/29/2018	21,880	21,837	20,567
Holland Intermediate Acquisition Corp.(9)	Energy / utilities	10.7% (LIBOR + 9%)	5/29/2013	5/29/2018	—	—	—
Igloo Products Corp.	Consumer products	11.8% (LIBOR + 10.3%)	3/28/2014	3/28/2020	24,636	24,403	23,897
LAI International, Inc.	Industrials and manufacturing	10.4%(8)	10/22/2014	10/22/2019	21,812	21,621	21,812
LAI International, Inc.(9)	Industrials and manufacturing	8.5%(8)	10/22/2014	10/22/2019	4,483	4,483	4,483
LAI International, Inc.(9)	Industrials and manufacturing	10.3%(8)	4/24/2017	10/22/2019	4,166	4,108	4,166

			Subtotal southwest		$169,712	$141,033	$131,446
West
—6.16% of net asset value
It’s Just Lunch International LLC	Media, entertainment and leisure	10.1% (LIBOR + 8.5%)	7/28/2016	7/28/2021	$5,500	$5,421	$5,500
MeriCal, LLC	Consumer products	10.4% (LIBOR + 9%)	9/30/2016	9/30/2021	15,700	15,395	15,700

			Subtotal west		$21,200	$20,816	$21,200

		Subtotal first lien senior secured debt			$407,919	$374,528	$367,687
Second lien debt
—7.95% of net asset value
Northeast
—3.85% of net asset value
Merchants Capital Access, LLC(17)	Financial services	12.2% (LIBOR + 10.5%)	4/20/2015	4/20/2021	$12,500	$12,360	$12,125
Specialty Brands Holdings, LLC(22)	Restaurants	10.3% (LIBOR + 8.8%)(78.8% Cash + 1.0% PIK)(11)	7/16/2013	12/1/2017	22,244	21,462	1,112

			Subtotal northeast		$34,744	$33,822	$13,237
Southeast
—2.66% of net asset value
MB Medical Operations LLC	Healthcare	10.6% (LIBOR + 9%)	12/7/2016	6/7/2022	$9,131	$8,984	$9,154

			Subtotal southeast		$9,131	$8,984	$9,154

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
West
—1.44% of net asset value
Gold, Inc.	Consumer products	10.0%	12/31/2012	6/30/2022	$5,165	$5,165	$4,959

			Subtotal west		$5,165	$5,165	$4,959

			Subtotal second lien debt		$49,040	$47,971	$27,350
Subordinated debt
—5.55% of net asset value
Northeast
—1.94% of net asset value
Aerogroup International Inc.(22)	Consumer products	12.0% PIK	8/5/2015	3/9/2020	348	328	—
Aerogroup International Inc.(22)	Consumer products	10.0% PIK(11)	1/27/2016	3/9/2020	925	881	—
Martex Fiber Southern Corp.	Industrials and manufacturing	16.5% (12.0% Cash and 4.5% PIK)(11)	4/30/2012	6/30/2018	8,906	8,906	6,680

			Subtotal northeast		$10,179	$10,115	$6,680

Northwest
—3.61% of net asset value
A10 Capital, LLC(9)(17)	Financial services	12.5%	8/25/2014	2/25/2021	$12,302	$12,231	$12,425

			Subtotal northwest		$12,302	$12,231	$12,425

		Subtotal subordinated debt			$22,481	$22,346	$19,105

Equity investments
—6.01% of net asset value

Midwest
—0.17% of net asset value
Hostway Corporation(21)	IT services		12/27/2013	12/13/2020	20,000	$1,800	$—
Hostway Corporation(20)	IT services		12/27/2013		1,800	200	196
Matilda Jane Holdings, Inc.(13)(20)	Consumer products		5/1/2017		488,896	489	376

			Subtotal midwest			$2,489	$572

Northeast
—0.98% of net asset value
Aerogroup International Inc.(21)	Consumer products		6/9/2014		253,616	$11	—
Aerogroup International Inc.(20)	Consumer products		6/9/2014		28,180	1,108	—

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Alex Toys, LLC(12)(13)(15)(21)	Consumer products		5/22/2015		153.85	1,000	—
Alex Toys, LLC(12)(13)(15)(20)	Consumer products		6/22/2016	6/12/2021	121.18	888	—
Constructive Media, LLC(12)(21)	Media, entertainment and leisure		11/23/2015		750,000	750	5
SPST Holdings, LLC(12)(21)	Consumer products		10/31/2017		215,827	216	231
Wheels Up Partners, LLC(12)(15)(21)	Transportation		1/31/2014		1,000,000	1,000	3,124

			Subtotal northeast			$4,973	$3,360

Northwest
—4.06% of net asset value
A10 Capital, LLC(12)(14)(17)(20)	Financial services		8/25/2014	2/25/2021	4,019.61	$13,901	$13,973

			Subtotal northwest			$13,901	$13,973

Southeast
—0.25% of net asset value
Firebirds International, LLC(12)(21)	Restaurants		5/17/2011		1,906	$191	$431
Virtus Pharmaceuticals, LLC(12)(15)(21)	Healthcare		3/31/2015		7,720.86	127	—
Virtus Pharmaceuticals, LLC(12)(15)(21)	Healthcare		3/31/2015		231.82	244	372
Virtus Pharmaceuticals, LLC(12)(15)(21)	Healthcare		3/31/2015		589.76	590	72

			Subtotal southeast			$1,152	$875

Southwest
—0.31% of net asset value
Allied Wireline Services, LLC(12)(15)(21)	Energy / utilities		2/28/2014		618,867.92	$619	$93
Dimont & Associates, Inc.(21)	Financial services		3/14/2016		312.51	129	—
Igloo Products Corp.(21)	Consumer products		4/30/2014		1,902.04	1,716	795
Sciens Building Solutions, LLC(20)	Business services		7/12/2017		170.39	170	178

			Subtotal southwest			$2,634	$1,066

West
—0.24% of net asset value
MeriCal, LLC(12)(13)(21)	Consumer products		9/30/2016	9/30/2021	5,124.30	$10	$275
MeriCal, LLC(12)(13)(20)	Consumer products		9/30/2016		500.29	505	552

			Subtotal west			$515	$827

			Subtotal equity			$25,664	$20,673

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Warrants
—0.02% of net asset value

Southwest
—0.02% of net asset value
Allied Wireline Services, LLC(15)	Energy / utilities		2/28/2014		501,159.24	$175	$75

			Subtotal southwest			$175	$75

			Subtotal warrants			$175	$75

Investment in payment rights
—3.27% of net asset value

Northeast
—3.27% of net asset value
Duff & Phelps Corporation(16)(17)	Financial services	16.6%(8)	6/1/2012			$10,348	$11,259

			Subtotal northeast			$10,348	$11,259

			Subtotal investment in payment rights			$10,348	$11,259

Investments in funds(17)
—1.11% of net asset value

Midwest
—0.83% of net asset value
Freeport Financial SBIC Fund LP(17)(27)	Financial services		6/14/2013			$2,957	$2,826

			Subtotal midwest			$2,957	$2,826

West
—0.28% of net asset value
Gryphon Partners 3.5, L.P.(17)(27)	Financial services		11/20/2012			$827	$976

			Subtotal west			$827	$976

			Subtotal investments in funds			$3,784	$3,802

Total non-controlled/non-affiliated investments
—130.55% of net asset value						$484,816	$449,951

Controlled investments
—46.14% of net asset value

First lien senior secured debt
—11.46% of net asset value

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Northeast
—1.63% of net asset value
Tri Starr Management Services, Inc.(18)(23)	Business services	8.3% (ABR + 3.8%)	7/22/2016	9/30/2018	46	46	46
Tri Starr Management Services, Inc.(18)(24)	Business services	6.3% (LIBOR + 4.8%)	7/22/2016	9/30/2018	669	627	669
Tri Starr Management Services, Inc.(18)	Business services	6.3% (LIBOR + 4.8%)	7/22/2016	9/30/2018	291	269	291
Tri Starr Management Services, Inc.(18)	Business services	6.3% (LIBOR + 4.8%)	7/22/2016	9/30/2018	2,545	2,352	2,545
Tri Starr Management Services, Inc.(18)	Business services	10.0% PIK	7/22/2016	9/30/2018	1,573	1,407	1,573
Tri Starr Management Services, Inc.(18)(22)	Business services	10.0% PIK	7/22/2016	9/30/2018	1,049	320	472
Tri Starr Management Services, Inc.(18)(22)	Business services	5.0% PIK	7/22/2016	9/30/2018	3,241	1,062	—

			Subtotal northeast		$9,414	$6,083	$5,596
Southeast
—2.05% of net asset value
Loadmaster Derrick & Equipment, Inc.(18)(22)	Energy / utilities	11.3% (LIBOR + 10.3%) (5.65% Cash and 5.65% PIK)	7/1/2016	12/31/2020	$7,622	$7,307	$3,811
Loadmaster Derrick & Equipment, Inc.(18)(22)	Energy / utilities	13% PIK (LIBOR + 12% PIK)	7/1/2016	12/31/2020	1,761	1,053	—
Loadmaster Derrick & Equipment, Inc.(18)	Energy / utilities	11.9% (LIBOR + 10.3%)	1/17/2017	12/31/2020	3,240	3,240	3,240

			Subtotal southeast		$12,623	$11,600	$7,051
Southwest
—7.78% of net asset value
OEM Group, LLC(18)	Industrials and manufacturing	11.1% (LIBOR + 9.5%)	3/16/2016	2/15/2019	$18,703	$18,703	$18,703
OEM Group, LLC(18)	Industrials and manufacturing	11.1% (LIBOR + 9.5%)	3/16/2016	2/15/2019	8,060	8,045	8,060

			Subtotal southwest		$26,763	$26,748	$26,763

		Subtotal first lien senior secured debt			$48,800	$44,431	$39,410
Second lien debt
—1.57% of net asset value
Southeast
—1.57% of net asset value
Copperweld Bimetallics LLC(18)	Industrials and manufacturing	12.0%	10/5/2016	10/5/2021	$5,415	$5,415	$5,415

			Subtotal southeast		$5,415	$5,415	$5,415

			Subtotal second lien debt		$5,415	$5,415	$5,415

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)

Equity investments
—14.1% of net asset value

Northeast
—2.03% of net asset value
Tri Starr Management Services, Inc.(18)(21)	Business services		7/22/2016		0.720	3,136	6,967

			Subtotal northeast			$3,136	$6,967

Northwest
—5.11% of net asset value
C&K Market, Inc.(18)(21)	Retail & grocery		11/3/2010		1,992,365	$2,270	$7,619
C&K Market, Inc.(18)(20)	Retail & grocery		11/3/2010	7/1/2024	1,992,365	10,956	9,962

			Subtotal northeast			$13,226	$17,581

Southeast
—3.81% of net asset value
Copperweld Bimetallics LLC(18)(20)	Industrials and manufacturing		10/5/2016		676.93	$3,385	$3,920
Copperweld Bimetallics LLC(18)(21)	Industrials and manufacturing		10/5/2016	10/5/2021	609,230	8,950	9,192
Loadmaster Derrick & Equipment, Inc.(18)(20)	Energy / utilities		7/1/2016		12,130.510	1,114	—
Loadmaster Derrick & Equipment, Inc.(18)(21)	Energy / utilities		12/21/2016		2,955.600	—	—

			Subtotal southeast			$13,449	$13,112

Southwest
—3.15% of net asset value
OEM Group, LLC(12)(13)(18)(20)(25)	Industrials and manufacturing		3/16/2016		10,000	$8,890	$10,841

			Subtotal southwest			$8,890	$10,841

			Subtotal equity			$38,701	$48,501

Investments in funds
—19.01% of net asset value

Northeast
—19.01% of net asset value
THL Credit Logan JV LLC(12)(17)(18)(19)(21)(27)	Investment funds and vehicles		12/3/2014		—	$67,000	$65,410

			Subtotal northeast			67,000	65,410

			Subtotal investments in funds			$67,000	$65,410

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)

Total controlled investments
—46.14% of net asset value						$155,547	$158,736

Non-controlled/affiliated investments
—0.00% of net asset value
Investments in funds
—0.00% of net asset value
Northeast
—0.00% of net asset value
THL Credit Greenway Fund LLC(12)(17)(21)(27)	Financial services		1/27/2011			$1	$1
THL Credit Greenway Fund II LLC(12)(17)(21)(27)	Financial services		3/1/2013			3	3

			Subtotal northeast			$4	$4

			Subtotal investments in funds			$4	$4
Total non-controlled/affiliated investments
—0.00% of net asset value						$4	$4

Total investments—176.93% of net asset value						$640,367	$608,691

(1)	All debt investments are income-producing, unless otherwise noted. Equity and member interests are non-income-producing unless otherwise noted.
(2)	All investments are pledged as collateral under the Revolving Facility.
(3)

As of December 31, 2017, 24.3% and 25.8% of the Company’s total investments on a cost and fair value basis, respectively, are in non-qualifying assets. The Company may not acquire any non-qualifying assets unless, at the time of the acquisition, qualifying assets represent at least 70% of the Company’s total assets.

(4)

Variable interest rate investments bear interest in reference to London Interbank offer rate, or LIBOR, Canadian Dollar offer rate, or CDOR, or Alternate Base Rate, or ABR, which are effective as of December 31, 2017. LIBOR loans and CDOR loans are typically indexed to 30-day, 60-day, 90-day or 180-day LIBOR or CDOR rates, at the borrower’s option, and ABR rates are typically indexed to the current prime rate or federal funds rate. Each of LIBOR, CDOR and ABR rates may be subject to interest floors. As of December 31, 2017, the 30-day, 60-day, 90-day and 180-day LIBOR rates were 1.57%, 1.62%, 1.69% and 1.84%, respectively. As of December 31, 2017, the 30-day, 60-day, 90-day and 180-day CDOR rates were 1.41%, 1.46%, 1.52% and 1.72%, respectively.

(5)	Principal includes accumulated PIK, or paid-in-kind, interest and is net of repayments.
(6)	Unless otherwise indicated, all investments are valued using significant unobservable inputs.
(7)	Foreign company at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the 1940 Act.

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2017

(dollar amounts in thousands)

(8)	Unitranche investment; interest rate reflected represents the implied interest rate earned on the investment for the most recent quarter.
(9)	Issuer pays 0.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(10)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(11)	At the option of the issuer, interest can be paid in cash or cash and PIK. The percentage of PIK shown is the maximum PIK that can be elected by the company.
(12)	Member interests of limited liability companies are the equity equivalents of the stock of corporations.
(13)	Equity ownership may be held in shares or units of companies related to the portfolio company.
(14)	Preferred stock investment return is income-producing with a stated rate of 13.0% cash and 2.0% PIK due on a monthly basis.
(15)	Interest held by a substantially owned subsidiary of THL Credit, Inc.
(16)	Income-producing security with no stated coupon; interest rate reflects an estimation of the effective yield to expected maturity as of December 31, 2017.
(17)	Not a qualifying asset under Section 55(a) of the 1940 Act.
(18)

As defined in Section 2(a)(9) of the 1940 Act, the Company is deemed to control this portfolio company because it owns more than 25% of the portfolio company’s outstanding voting securities. See Schedule 12-14 in the accompanying notes to the consolidated financial statements for transactions for the quarter ended December 31, 2017 in which the issuer was a portfolio company that the Company is deemed to control.

(19)

On December 3, 2014, the Company entered into an agreement with Perspecta to create THL Credit Logan JV LLC, or Logan JV, a joint venture, which invests primarily in senior secured first lien term loans. All Logan JV investment decisions must be unanimously approved by the Logan JV investment committee consisting of one representative from each of the Company and Perspecta. Although the Company owns more than 25% of the voting securities of Logan JV, the Company does not believe that it has control over Logan JV (other than for purposes of the 1940 Act or otherwise).

(20)	Preferred stock.
(21)	Common stock and member interest.
(22)	Loan was on non-accrual as of December 31, 2017.
(23)	Issuer pays 3.0% weighted average unfunded commitment fee on the revolving loan facility.
(24)	Issuer pays 4.75% unfunded commitment fee on the revolving loan facility.
(25)	Includes $577 of cost and $703 of fair value related to a non-controlling interest as a result of consolidating a blocker corporation that holds equity in OEM Group, LLC as of December 31, 2017.
(26)	Canadian denominated investment with a par and fair market value of CAD $30,000 and CAD $29,850, respectively.
(27)	Investment is measured at fair value using net asset value.

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2018

(in thousands, except per share data)

(unaudited)

1. Organization

THL Credit, Inc., or the Company, was organized as a Delaware corporation on May 26, 2009. The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or 1940 Act. The Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, or as amended, the Code. In 2009, the Company was treated for tax purposes as a corporation. The Company’s investment objective is to generate both current income and capital appreciation, primarily through privately negotiated investments in debt and equity securities of lower middle market companies.

The Company has established wholly owned subsidiaries, THL Credit AIM Media Holdings Inc., THL Credit Holdings, Inc. and THL Credit YP Holdings Inc. The Company also established another subsidiary, THL Credit OEMG Investor Inc., to hold its equity interest in OEM Group, LLC, where it holds a majority interest. These subsidiaries are structured as Delaware entities, or tax blockers, to hold equity or equity-like investments in portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities). Corporate subsidiaries are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of portfolio companies.

The Company has a wholly owned subsidiary, THL Corporate Finance, Inc., which serves as the administrative agent on certain investment transactions.

2. Significant Accounting Policies and Recent Accounting Updates

Basis of Presentation

The Company is an investment company following the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services Investment Companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, the Company generally will not consolidate its interest in any company other than in investment company subsidiaries and controlled operating companies substantially all of whose business consists of providing services to the Company. The Company has made changes to the presentation of prior year information to comply with current year presentation.

The accompanying consolidated financial statements of the Company have been presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, the unaudited financial results included herein contain all adjustments, consisting solely of normal accruals, considered necessary for the fair statement of financial statements for the interim period included herein. The current period’s results of operations are not necessarily indicative of the operating results to be expected for the period ending December 31, 2018.

The information included in this Form 10-Q should be read in conjunction with Management’s Discussion and Analysis of Financial Condition and Results of Operations and the audited consolidated financial statements and notes thereto included in our annual report on Form 10-K for the year ended December 31,

2017 filed with the SEC on March 6, 2018. The financial results of the Company’s portfolio companies are not consolidated in the financial statements.

The accounting records of the Company are maintained in U.S. dollars.

Consolidation

The Company follows the guidance in ASC Topic 946 Financial Services — Investment Companies and will not generally consolidate its investment in a company other than substantially owned investment company subsidiaries or a controlled operating company whose business consists of providing services to the Company. The Company consolidated the results of its substantially owned subsidiaries in its consolidated financial statements. In conjunction with the consolidation of subsidiaries, the Company recognizes the non-controlling interest in THL Credit OEMG Investor, Inc. in its consolidated financial statements. The Company does not consolidate its non-controlling interest in THL Credit Logan JV LLC, or Logan JV. See also the disclosure under the heading, Significant Accounting Policies — THL Credit Logan JV LLC.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ and these differences could be material.

Cash

Cash consists of funds held in demand deposit accounts at several financial institutions and, at certain times, balances may exceed the Federal Deposit Insurance Corporation insured limit and is therefore subject to credit risk. There were no cash equivalents as of March 31, 2018 and December 31, 2017.

Deferred Financing Costs

Deferred financing costs consist of fees and expenses paid in connection with the closing of the Revolving Facility and Term Loan Facility (as defined in Note 7 hereto) and public debt offering of Notes (as defined in Note 7 hereto). These costs are capitalized at the time of payment and are amortized using the straight line and effective yield methods over the term of the Revolving Facility and Notes, respectively. Under the Term Loan Facility, if there is a substantial modification of the terms of the existing agreement for each underlying lender in the lending syndicate (greater than 10% change in the present value of cash flows under the old and new amended facilities) then the change would result in a debt extinguishment for that lender and any unamortized deferred financing costs would be expensed during that period. Any remaining unamortized deferred financing costs relating to the old arrangement along with third parties costs under the new arrangement would be amortized over the term of the new arrangement. Under the Notes Payable, if there is a substantial modification of the terms of the existing agreement (greater than 10% change in the present value of cash flows under the old and new amended facilities) then the change would result in a debt extinguishment and any unamortized deferred financing costs would be expensed during that period. Any remaining unamortized deferred financing costs relating to the old arrangement along with third parties costs under the new arrangement would be amortized over the term of the new arrangement. Under the Revolving Facility, if the borrowing capacity of the old arrangement is lower than the borrowing capacity of the new arrangement for each underlying lender in the lending syndicate, then any unamortized deferred financing costs would be expensed during the period in proportion to the decrease in the old arrangement for that lender. Any remaining unamortized deferred financing costs relating to the old arrangement would be deferred and amortized over the term of the new arrangement along with any costs associated with the new arrangement. Capitalized deferred financing costs related to the Term Loan Facility (as defined in Note 7 hereto) and Notes are presented net against the respective balances outstanding on the Consolidated Statements of Assets and Liabilities. Capitalized deferred financing costs related to the Revolving Facility are presented separately on the Company’s Consolidated Statements of Assets and Liabilities. See also the disclosure in Note 7, Borrowings.

Deferred Offering Costs

Deferred offering costs consist of fees and expenses incurred in connection with the offer and sale of the Company’s common stock, including legal, accounting, printing fees and other related expenses, as well as costs incurred in connection with the filing of a shelf registration statement. These amounts are capitalized when incurred and recognized as a reduction of offering proceeds when the offering becomes effective or expensed upon expiration of the registration statement.

Deferred Revenue

Deferred revenues consist of proceeds received for interest and other fees for which the earnings process is not yet complete. Such amounts will be recognized into income over such time that the income is earned. These amounts are included within other deferred liabilities on the Company’s Consolidated Statements of Assets and Liabilities.

Interest Rate Derivative

The Company recognizes derivatives as either interest rate derivative assets or liabilities at fair value on its Consolidated Statements of Assets and Liabilities with valuation changes and interest rate payments recorded as net change in unrealized appreciation (depreciation) on interest rate derivative and interest rate derivative periodic interest payments, net, respectively, on the Consolidated Statements of Operations. See also the disclosure in Note 8, Interest Rate Derivative.

Fair Value of Financial Instruments

The carrying amounts of the Company’s financial instruments, including cash, accounts payable and accrued expenses, approximate fair value due to their short-term nature. The net realizable value of the Company’s escrow receivable approximates fair value. The carrying amounts and fair values of the Company’s long-term obligations are disclosed in Note 7, Borrowings.

Valuation of Investments

The Company accounts for its Investment Portfolio at fair value. As a result, the Company follows the provisions of ASC 820, Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires the Company to assume that the portfolio investment is to be sold in the principal market to independent market participants, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal market that are independent, knowledgeable and willing and able to transact.

Investments, for which market quotations are readily available, are valued using market quotations, which are generally obtained from an independent pricing service or broker-dealers or market makers. Debt and equity securities, for which market quotations are not readily available or are determined to be unreliable are valued at fair value as determined in good faith by the Company’s board of directors. Because the Company expects that there will not be a readily available market value for many of the investments in the Company’s portfolio, it is expected that many of the Company’s portfolio investments’ values will be determined in good faith by the Company’s board of directors in accordance with a documented valuation policy that has been reviewed and approved by our board of directors and in accordance with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, the Company’s board of directors undertakes a multi- step valuation process each quarter, as described below:

•	the Company’s quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with senior management of THL Credit Advisors LLC, or the Advisor;

•

to the extent determined by the audit committee of the Company’s board of directors, independent valuation firms are used to conduct independent appraisals and review the Advisor’s preliminary valuations in light of their own independent assessment;

•

the audit committee of the Company’s board of directors reviews the preliminary valuations of the Advisor and independent valuation firms and, if necessary, responds and supplements the valuation recommendation of the independent valuation firms to reflect any comments; and

•

the Company’s board of directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

The types of factors that the Company may take into account in fair value pricing its investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. The Company generally utilizes an income approach to value its debt investments and a combination of income and market approaches to value its equity investments. With respect to unquoted securities, the Advisor and the Company’s board of directors, in consultation with the Company’s independent third party valuation firms, values each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors, which valuation is then approved by the board of directors.

Debt Investments

For debt investments, the Company generally determines the fair value primarily using an income, or yield, approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each portfolio investment. The Company’s estimate of the expected repayment date is generally the legal maturity date of the instrument. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. The enterprise value, a market approach, is used to determine the value of equity and debt investments that are credit impaired, close to maturity or where the Company also holds a controlling equity interest. The method for determining enterprise value uses a multiple analysis, whereby appropriate multiples are applied to the portfolio company’s net income before net interest expense, income tax expense, depreciation and amortization, or EBITDA. The collateral valuation analysis is utilized when repayment is based on the sale of the underlying collateral.

Payment Rights

The Company values its investment in payment rights using an income approach that analyzes the discounted projected future cash flow streams assuming an appropriate discount rate, which will among other things consider other transactions in the market, the current credit environment, performance of the underlying portfolio company and the length of the remaining payment stream.

Equity

The Company generally uses the market approach to value its equity investments. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Company may take into account in fair value pricing the Company’s investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, the current investment performance rating, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, transaction comparables, the Company’s principal market as the reporting entity and enterprise values, among other factors.

Investment in Funds

In circumstances in which net asset value per share of an investment is determinative of fair value, the Company estimates the fair value of an investment in an investment company using the net asset value per share of the investment (or its equivalent) without further adjustment if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

Foreign Currency

Foreign currency amounts are translated into U.S. dollars on the following basis:

•

cash and cash equivalents, market value of investments, outstanding debt on revolving credit facilities, other assets and liabilities: at the spot exchange rate on the last business day of the period; and

•	purchases and sales of investments, borrowings and repayments of such borrowings, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, the Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Fluctuations arising from the translation of foreign currency borrowings are included with the net change in unrealized gains (losses) on translation of assets and liabilities in foreign currencies on the consolidated statements of operations.

Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The Company’s current approach to hedging the foreign currency exposure in its non-U.S. dollar denominated investments is primarily to borrow the necessary local currency under the Company’s Revolving Credit Facility to fund these investments.

Security Transactions, Payment-in-Kind, Income Recognition, Realized/Unrealized Gains or Losses

Security transactions are recorded on a trade-date basis. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method. Net realized gains and losses reflect the impact of investments written off during the period, if any. The Company reports changes in fair value of investments that are measured at fair value as a component of net change in unrealized appreciation or depreciation on investments in the Consolidated Statements of Operations. The Company reports changes in fair value of the interest rate derivative that is measured at fair value as a component of net change in unrealized appreciation or depreciation on interest rate derivative in the Consolidated Statements of Operations.

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that the Company expects to collect such amounts. Dividend income is recognized on the ex-dividend date. Original issue discount, representing the estimated fair value of detachable equity or warrants obtained in conjunction with the acquisition of debt securities and market discount or premium are capitalized and accreted or amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion/amortization of discounts and premiums and upfront loan origination fees.

Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or when it is no longer probable that principal or interest will be collected. However, the Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. The Company records the reversal of any previously accrued income against the same income category reflected in the Consolidated Statement of Operations. As of March 31, 2018, the Company had loans on non-accrual status with an amortized cost basis of $41,381 and fair value of $5,705. As of March 31, 2017, the Company had loans on non-accrual status with an amortized cost basis of $13,364 and fair value of $825.

The Company has investments in its portfolio which contain a contractual paid-in-kind, or PIK, interest provision. PIK interest is computed at the contractual rate specified in each investment agreement, is added to the principal balance of the investment, and is recorded as income. The Company will cease accruing PIK interest if there is insufficient value to support the accrual or if the Company does not expect amounts to be collectible and will generally only begin to recognize PIK income again when all principal and interest have been paid or upon the restructuring of the investment where the interest is deemed collectable. To maintain the Company’s status as a RIC, PIK interest income, which is considered investment company taxable income, must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash. Amounts necessary to pay these dividends may come from available cash.

The following shows a rollforward of PIK income activity for the three months ended March 31, 2018 and 2017:

	Three months ended March 31,
	2018	2017
Accumulated PIK balance, beginning of period	$3,922	$3,086
PIK income capitalized/receivable	209	918

Accumulated PIK balance, end of period	$4,131	$4,004

Interest income from the Company’s tax receivable agreement (“TRA”) is recorded based upon an estimation of an effective yield to expected maturity using anticipated cash flows. Amounts in excess of income recognized are recorded as a reduction to the cost basis of the investment. The Company monitors the anticipated cash flows from its TRA and will adjust its effective yield periodically as needed.

The Company capitalizes and amortizes upfront loan origination fees received in connection with the closing of investments. The unearned income from such fees is accreted into interest income over the contractual life of the loan based on the effective interest method. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees, and unamortized discounts are recorded as interest income.

The Company will recognize any earned exit or back-end fees into income when it believes the amounts will ultimately become collected by using either the beneficial interest model or other appropriate income recognition frameworks.

In certain investment transactions, the Company may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned. The Company had no income from advisory services related to portfolio companies for the three months ended March 31, 2018 and 2017.

The Company may also generate revenue in the form of fees from the management of Greenway and Greenway II, prepayment premiums, commitment, loan origination, structuring or due diligence fees, exit fees, portfolio company administration fees, fees for providing significant managerial assistance and consulting fees.

U.S. Federal Income Taxes, Including Excise Tax

The Company has elected to be taxed as a RIC under Subchapter M of the Code and currently qualifies, and intends to continue to qualify each year, as a RIC under the Code. Accordingly, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed to stockholders.

In order to qualify for favorable tax treatment as a RIC, the Company is required to distribute annually to its stockholders at least 90% of its investment company taxable income, as defined by the Code. To avoid a 4% U.S. federal excise tax on undistributed earnings, the Company is required to distribute each calendar year the sum of (i) 98% of its ordinary income for such calendar year (ii) 98.2% of its net capital gains for the one-year period ending October 31 of that calendar year (iii) any income recognized, but not distributed, in preceding years and on which the Company paid no U.S. federal income tax. The Company, at its discretion, may choose not to distribute all of its taxable income for the calendar year and pay a non-deductible 4% excise tax on this income. If the Company chooses to do so, all other things being equal, this would increase expenses and reduce the amount available to be distributed to stockholders. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate.

The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income. See also the disclosure in Note 10, Distributions, for a summary of the dividends paid. For the three months ended March 31, 2018 and 2017, the Company incurred U.S. federal excise tax and other tax expenses of $146 and $133, respectively.

Certain consolidated subsidiaries of the Company are subject to U.S. federal and state income taxes. These taxable entities are not consolidated for income tax purposes and may generate income tax liabilities or assets from permanent and temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries.

The following shows the breakdown of current and deferred income tax provisions for the three months ended March 31, 2018 and 2017:

	For the three months ended March 31,
	2018	2017
Current income tax provision:
Current income tax benefit (provision)	$3	$(104)
Current tax provision on realized gain on investments	—	—
Deferred income tax benefit:
Deferred income tax benefit	19	49
(Provision) benefit for taxes on unrealized gain on investments	(32)	153

These current and deferred income taxes are determined from taxable income estimates provided by portfolio companies where the Company holds equity or equity-like investments organized as pass-through entities in its corporate subsidiaries. These tax estimates may be subject to further change once tax information is finalized for the year. As of March 31, 2018 and December 31, 2017, $17 and $42, respectively, of income tax receivable was included in prepaid expenses and other assets on the Consolidated Statements of Assets and Liabilities. As of March 31, 2018 and December 31, 2017, $1,809 and $2,336, respectively, were included in deferred tax liability on the Consolidated Statements of Assets and Liabilities primarily relating to deferred taxes on unrealized gains on investments and other temporary book to tax differences held in its corporate subsidiaries. As of March 31, 2018 and December 31, 2017, $2,120 (net of $2,217 allowance) and $2,661 (net of $1,149 allowance), respectively of deferred tax assets were included in deferred tax assets on the Consolidated Statements of Assets and Liabilities relating to net operating loss carryforwards and unrealized losses on investments and other temporary book to tax differences that are expected to be used in future periods.

Under the RIC Modernization Act (the “RIC Act”), we are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during post-enactment taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under the rules applicable to pre-enactment capital losses.

Because U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The Company follows the provisions under the authoritative guidance on accounting for and disclosure of uncertainty in tax positions. The provisions require management to determine whether a tax position of the Company is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions not meeting the more likely than not threshold, the tax amount recognized in the consolidated financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. There are no unrecognized tax benefits or obligations in the accompanying consolidated financial statements. Although the Company files U.S. federal and state tax returns, the Company’s major tax jurisdiction is U.S. federal. The Company’s U.S. federal tax years subsequent to 2014 remain subject to examination by taxing authorities.

Dividends

Dividends and distributions to stockholders are recorded on the applicable record date. The amount to be paid out as a dividend is determined by the Company’s board of directors on a quarterly basis. Net realized capital gains, if any, are generally distributed at least annually out of assets legally available for such distributions, although the Company may decide to retain such capital gains for investment.

Capital transactions in connection with the Company’s dividend reinvestment plan are recorded when shares are issued.

Recent Accounting Pronouncements

In January 2016, the FASB issued ASU 2016-01, “Financial Instruments — Overall”, which makes limited amendments to the guidance in U.S. GAAP on the classification and measurement of financial instruments. The new standard significantly revises an entity’s accounting related to (1) the classification and measurement of investments in equity securities and (2) the presentation of certain fair value changes for financial liabilities measured at fair value. It also amends certain disclosure requirements associated with the fair value of financial instruments. ASU 2016-01 is effective for fiscal years beginning after December 15, 2017, including interim periods therein. The Company adopted this standard effective January 1, 2018, which did not have a material impact on its consolidated financial statements.

In April 2016, the FASB issued ASU 2016-10, “Revenue from Contracts with Customers (Topic 606),” which amends the criteria for revenue recognition where an entity enters into contracts with customers to transfer goods or services or where there is a transfer of nonfinancial assets. Under ASU 2016-10, an entity should recognize revenue in an amount that reflects the consideration to which the entity expects to be entitled to in exchange for those goods or services. ASU 2016-10 will be effective for annual and interim reporting periods beginning after December 15, 2017. The Company adopted this standard effective January 1, 2018, which did not have a material impact on its consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, “Statement of Cash Flows (Topic 230)”, which seeks to reduce diversity in how certain cash payments are presented in the Statement of Cash Flows. Under ASU 2016-15, an entity will need to conform to the presentation as prescribed for eight specific cash flow issues. ASU 2016-15 will be effective for annual and interim reporting periods after December 15, 2017. The Company adopted this standard effective January 1, 2018, which did not have a material impact on its consolidated financial statements.

3. Investments

The following is a summary of the levels within the fair value hierarchy in which the Company invests as of March 31, 2018:

Description	Fair Value	Level 1	Level 2	Level 3
First lien senior secured debt	$392,157	$—	$—	$392,157
Second lien debt	32,870	—	—	32,870
Subordinated debt	19,181	—	—	19,181
Equity investments	67,992	—	—	67,992
Warrants	95	—	—	95
Investment in Logan JV(1)	72,489	—	—	—
Investment in payment rights	11,149	—	—	11,149
Investments in funds(1)	3,951	—	—	—

Total investments	$599,884	$—	$—	$523,444

The following is a summary of the levels within the fair value hierarchy in which the Company invests as of December 31, 2017:

Description	Fair Value	Level 1	Level 2	Level 3
First lien senior secured debt	$407,097	$—	$—	$407,097
Second lien debt	32,765	—	—	32,765
Subordinated debt	19,105	—	—	19,105
Equity investments	69,174	—	—	69,174
Warrants	75	—	—	75
Investment in Logan JV(1)	65,410	—	—	—
Investment in payment rights	11,259	—	—	11,259
Investments in funds(1)	3,806	—	—	—

Total investments	$608,691	$—	$—	$539,475

(1)

Certain investments that are measured at fair value using net asset value have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statements of Assets and Liabilities.

The following is a summary of the industry classification in which the Company invests as of March 31, 2018:

Industry	Amortized Cost	Fair Value	% of Total Portfolio	% of Net Assets
Consumer products and services	$106,225	$103,652	17.28%	30.37%
Industrials and manufacturing	93,331	90,872	15.15%	26.61%
Financial services	74,964	77,200	12.87%	22.60%
Investment funds and vehicles	73,404	72,493	12.08%	21.22%
IT services	57,424	56,265	9.38%	16.47%
Healthcare	46,637	46,264	7.71%	13.55%
Retail & grocery	36,838	41,197	6.87%	12.06%
Business services	33,092	38,777	6.46%	11.35%
Energy / utilities	46,224	38,574	6.43%	11.29%
Media, entertainment and leisure	30,767	29,969	5.00%	8.77%
Transportation	1,000	3,124	0.52%	0.91%
Restaurants	21,653	1,497	0.25%	0.44%

Total Investments	$621,559	$599,884	100.00%	175.64%

The following is a summary of the industry classification in which the Company invests as of December 31, 2017:

Industry	Amortized Cost	Fair Value	% of Total Portfolio	% of Net Assets
Consumer products and services	$121,937	$117,149	19.25%	34.05%
Industrials and manufacturing	92,506	93,272	15.32%	27.11%
Financial services	75,111	77,663	12.76%	22.57%
Investment funds and vehicles	67,000	65,410	10.75%	19.01%
IT services	57,401	56,159	9.23%	16.32%
Healthcare	46,011	45,711	7.51%	13.29%
Business services	38,601	42,266	6.94%	12.29%
Energy / utilities	46,138	38,417	6.31%	11.17%
Retail & grocery	41,629	37,615	6.18%	10.93%
Media, entertainment and leisure	31,380	30,362	4.99%	8.83%
Transportation	1,000	3,124	0.51%	0.91%
Restaurants	21,653	1,543	0.25%	0.45%

Total Investments	$640,367	$608,691	100.00%	176.93%

The following is a summary of the geographical concentration of our investment portfolio as of March 31, 2018:

Region	Amortized Cost	Fair Value	% of Total Portfolio	% of Net Assets
United States
Northeast	$226,305	$211,113	35.19%	61.80%
Southwest	185,353	180,663	30.12%	52.90%
Southeast	76,010	69,355	11.56%	20.31%
Northwest	39,440	44,047	7.34%	12.90%
Midwest	45,011	43,321	7.22%	12.68%
West	27,320	27,999	4.67%	8.20%
Canada	22,120	23,386	3.90%	6.85%

Total Investments	$621,559	$599,884	100.00%	175.64%

The following is a summary of the geographical concentration of our investment portfolio as of December 31, 2017:

Region	Amortized Cost	Fair Value	% of Total Portfolio	% of Net Assets
United States
Northeast	$244,792	$221,948	36.48%	64.53%
Southwest	189,459	180,283	29.62%	52.40%
Southeast	72,451	67,579	11.10%	19.64%
Northwest	39,359	43,977	7.22%	12.78%
Midwest	44,882	43,117	7.08%	12.53%
West	27,323	27,963	4.59%	8.13%
Canada	22,101	23,824	3.91%	6.92%

Total Investments	$640,367	$608,691	100.00%	176.93%

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Company discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). If any transfers occur between the levels or categories of the fair value hierarchy, they are assumed to have occurred at the beginning of the period. The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not considered to be active or financial instruments for which significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The level of an asset or liability within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management.

The Company considers whether the volume and level of activity for the asset or liability have significantly decreased and identifies transactions that are not orderly in determining fair value. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

The Company has adopted the authoritative guidance under GAAP for estimating the fair value of investments in investment companies that have calculated net asset value per share in accordance with the specialized accounting guidance for Investment Companies. Accordingly, in circumstances in which net asset value per share of an investment is determinative of fair value, the Company estimates the fair value of an investment in an investment company using the net asset value per share of the investment (or its equivalent) without further adjustment if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date. Redemptions are not generally permitted in the Company’s investments in funds. The remaining term of the Company’s investments in funds is expected to be one to six years.

The following provides quantitative information about Level 3 fair value measurements as of March 31, 2018:

Description	Fair Value	Valuation Technique	Unobservable Inputs	Range (Average)(1)
First lien senior secured debt	$327,937	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	11% - 12% (12%)
	57,083	Market comparable companies (market approach)	EBITDA Multiple	3.9x - 4.6x (4.2x)
	7,137	Market comparable companies (market approach)	Revenue Multiple	0.4x - 0.5x (0.4x)
Second lien debt	26,340	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	13% - 14% (13%)
	6,530	Market comparable companies (market approach)	EBITDA Multiple	5.4x - 6.0x (5.7x)
Subordinated debt	12,425	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	13% - 13% (13%)
	6,756	Market comparable companies (market approach)	EBITDA Multiple	4.5x - 5.5x (5.0x)
Equity investments	50,825	Market comparable companies (market approach)	EBITDA Multiple	5.3x - 6.0x (5.6x)
	14,043	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	13% - 13% (13%)
	3,124	Market comparable companies (market approach)	Revenue Multiple	3.0x 3.5x (3.3x)
Warrants	95	Market comparable companies (market approach)	EBITDA Multiple	6.5x - 7.5x (7.0x)
Investment in payment rights	11,149	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	12% - 13% 13%
			Federal and State Tax Rates	26%

Total Level 3 Investments	$523,444

(1)	Averages were determined using a weighted average based upon the fair value of the investments in each investment category.

The following provides quantitative information about Level 3 fair value measurements as of December 31, 2017:

Description	Fair Value	Valuation Technique	Unobservable Inputs	Range (Average)(1)
First lien senior secured debt	$334,483	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	11% - 12% (12%)
	72,614	Market comparable companies (market approach)	EBITDA Multiple	4.5x - 5.2x (4.8x)
Second lien debt	26,237	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	13% - 14% (13%)
	6,528	Market comparable companies (market approach)	EBITDA Multiple	5.0x - 6.0x (5.5x)
Subordinated debt	12,425	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	13% - 14% (14%)
	6,680	Market comparable companies (market approach)	EBITDA Multiple	4.5x - 5.5x (5.0x)
Equity investments	55,201	Market comparable companies (market approach)	EBITDA Multiple	5.3x - 6.0x (5.7x)
	13,973	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	16% - 17% (16%)
Warrants	75	Market comparable companies (market approach)	EBITDA Multiple	5.8x - 6.3x (6.0x)
Investment in payment rights	11,259	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	12% - 13% 13%
			Federal and State Tax Rates	26%

Total Level 3 Investments	$539,475

(1)	Averages were determined using a weighted average based upon the fair value of the investments in each investment category.

The primary significant unobservable input used in the fair value measurement of the Company’s debt securities (first lien secured debt, second lien debt and subordinated debt), including income-producing investments in funds and income producing securities and payment rights is the weighted average cost of capital, or WACC. Significant increases (decreases) in the WACC in isolation would result in a significantly lower (higher) fair value measurement. In determining the WACC, for the income, or yield approach, the Company considers current market yields and multiples, portfolio company performance, leverage levels, credit quality, among other factors, including U.S. federal tax rates, in its analysis. In the case of the tax receivable agreement (“TRA”), the Company considers the risks associated with changes in tax rates, the performance of the portfolio company and the expected term of the investment. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate WACC to use in the income approach.

The primary significant unobservable input used in the fair value measurement of the Company’s equity investments, investments in warrants and debt investments where the Company has a controlling equity investment is the EBITDA multiple adjusted by management for differences between the investment and referenced comparables, or the multiple. Significant increases (decreases) in the multiple in isolation would result in a significantly higher (lower) fair value measurement. To determine the multiple for the market approach, the Company considers current market trading and/or transaction multiples, portfolio company performance (financial ratios) relative to public and private peer companies and leverage levels, among other factors. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate multiple to use in the market approach.

The following table rolls forward the changes in fair value during the three months ended March 31, 2018 for investments classified within Level 3:

	First lien senior secured debt	Second lien debt	Subordinated debt	Equity investments	Warrants	Investment in payment rights	CLO residual interests	Totals
Beginning balance, January 1, 2018	$407,097	$32,765	$19,105	$69,174	$75	$11,259	$—	$539,475
Purchases	5,373	—	—	—	—	—	—	5,373
Sales and repayments	(18,231)	—	—	—	—	—	—	(18,231)
Unrealized appreciation (depreciation)(1)	8,140	87	1,179	(139)	20	(110)	—	9,177
Realized (loss) gain	(10,906)	—	(1,210)	(1,119)	—	—	—	(13,235)
Net amortization of premiums, discounts and fees	644	18	6	6	—	—	—	674
PIK	40	—	101	70	—	—	—	211
Transfers between categories	—	—	—	—	—	—	—	—

Ending balance, March 31, 2018	$392,157	$32,870	$19,181	$67,992	$95	$11,149	$—	$523,444

Net change in unrealized appreciation (depreciation) from investments still held as of the reporting date	$6	$87	$(31)	$(1,257)	$20	$(110)	$—	$(1,285)

(1)	All unrealized appreciation (depreciation) in the table above is reflected in the accompanying Consolidated Statements of Operations.

The following table rolls forward the changes in fair value during the three months ended March 31, 2017 for investments classified within Level 3:

	First lien secured debt	Second lien debt	Subordinated debt	Equity investments	Warrants	Investment in payment rights	CLO residual interests	Totals
Beginning balance, January 1, 2017	$370,863	$95,284	$28,092	$86,163	$4,151	$13,289	$7,225	$605,067
Purchases(2)	31,861	—	1,651	1,185	—	—	—	34,697
Sales and repayments(2)	(3,995)	—	—	—	—	—	(7,225)	(11,220)
Unrealized appreciation (depreciation)(1)	(2,854)	(3,043)	(199)	806	—	(1)	1,457	(3,834)
Realized loss	—	—	—	—	—	—	(1,457)	(1,457)
Net amortization of premiums, discounts and fees	1,012	88	42	12	—	—	—	1,154
PIK	280	386	94	108	—	—	—	868
Transfers between categories(3)	—	8,700	(8,700)	4,151	(4,151)	—	—	—

Ending balance, March 31, 2017	$397,167	$101,415	$20,980	$92,425	$—	$13,288	$—	$625,275

Net change in unrealized appreciation from investments still held as of the reporting date(1)	$(2,854)	$(3,043)	$(199)	$806	$—	$(1)	$—	$(5,291)

(1)	All unrealized appreciation (depreciation) in the table above is reflected in the accompanying Consolidated Statements of Operations.
(2)	Includes reorganizations and restructuring of investments.
(3)	Represents transfer of Gold, Inc. from subordinated debt to second lien debt, transfer of YP Equity Investors, LLC from warrants to equity investments.

Significant Unconsolidated Subsidiaries

In accordance with the SEC’s Regulation S-X and GAAP, the Company is not permitted to consolidate any subsidiary or other entity that is not an investment company or a controlled operating company whose business consists of providing services to the company, including those in which the Company has a controlling interest. The Company had certain unconsolidated subsidiaries for the three months ended March 31, 2018 and 2017 that met at least one of the significance conditions under the SEC’s Regulation S-X. Accordingly, pursuant to Rule 4-08 of Regulation S-X, summarized, comparative financial information is presented below for our significant unconsolidated subsidiaries, which include C&K Market, Inc.,

Copperweld Bimetallics, LLC, Loadmaster Derrick & Equipment, Inc., OEM Group, LLC, THL Credit Logan JV, LLC and Tri-Starr Management Services, Inc. for the three months ended March 31, 2018 and C&K Market, Inc., Copperweld Bimetallics, LLC, Loadmaster Derrick & Equipment, Inc., OEM Group, LLC, Thibaut, Inc., THL Credit Logan JV, LLC and Tri-Starr Management Services, Inc. for the three months ended March 31, 2017.

	For the three months ended March 31,
Income Statement	2018	2017
Net Sales	$138,766	$170,029
Gross Profit	32,709	43,240
Net income (loss)	(2,809)	(6,991)

THL Credit Logan JV LLC

On December 3, 2014, the Company entered into an agreement with Perspecta Trident LLC, an affiliate of Perspecta Trust LLC, or Perspecta, to create THL Credit Logan JV LLC, or Logan JV, a joint venture, which invests primarily in senior secured first lien term loans. All Logan JV investment decisions must be unanimously approved by the Logan JV investment committee consisting of one representative from each of the Company and Perspecta.

The Company has determined that Logan JV is an investment company under ASC 946, however, in accordance with such guidance, the Company will generally not consolidate its investment in a company other than a wholly owned investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company does not consolidate its non-controlling interest in Logan JV.

Logan JV is capitalized with capital contributions which are generally called from its members, on a pro-rata basis based on their capital commitments, as transactions are completed. Any decision by the Logan JV to call down on capital commitments requires the explicit authorization of the Company, coupled with that of Perspecta, and the Company may withhold such authorization for any reason in its sole discretion.

As of March 31, 2018 and December 31, 2017, Logan JV had the following commitments, contributions and unfunded commitments from its Members.

	As of March 31, 2018
Member	Total Commitments	Contributed Capital	Unfunded Commitments
THL Credit, Inc.	$200,000	$73,400	$126,600
Perspecta Trident LLC	50,000	18,350	31,650

Total Investments	$250,000	$91,750	$158,250

	As of December 31, 2017
Member	Total Commitments	Contributed Capital	Unfunded Commitments
THL Credit, Inc.	$200,000	$67,000	$133,000
Perspecta Trident LLC	50,000	16,750	33,250

Total Investments	$250,000	$83,750	$166,250

As of March 31, 2018 and December 31, 2017, Logan JV had total investments at fair value of $291,199 and $250,400, respectively. As of March 31, 2018 and December 31, 2017, Logan JV’s portfolio was comprised of senior secured first lien loans and second lien loans to 126 and 110 different borrowers, respectively. As of March 31, 2018 and December 31, 2017, there were no loans on non-accrual status. As of March 31, 2018 and December 31, 2017, Logan JV had unfunded commitments to fund revolver and delayed draw loans to its portfolio companies totaling $2,922 and $1,426, respectively. The portfolio companies in Logan JV are in industries similar to those in which the Company may invest directly.

Below is a summary of Logan JV’s portfolio, followed by a listing of the individual loans in Logan JV’s portfolio as of March 31, 2018 and December 31, 2017:

	As of March 31, 2018	As of December 31, 2017
First lien secured debt, at par	$274,206	$233,904
Second lien debt, at par	23,677	22,847

Total debt investments, at par	$297,883	$256,751

Weighted average yield on first lien secured loans(1)	6.6%	6.4%
Weighted average yield on second lien loans(1)	9.7%	9.3%
Weighted average yield on all loans(1)	6.8%	6.7%
Number of borrowers in Logan JV	126	110
Largest loan to a single borrower(2)	$4,988	$5,000
Total of five largest loans to borrowers(2)	$24,748	$24,397

(1)	Weighted average yield at their current amortized cost.
(2)	At current principal amount.

The weighted average yield of Logan JV’s debt investments is not the same as a return on Logan JV investment for the Company’s stockholders but, rather, relates to a portion of the Company’s investment portfolio and is calculated before the payment of the Company’s expenses. The weighted average yield was computed using the effective interest rates as of March 31, 2018 and December 31, 2017, respectively, including accretion of original issue discount and loan origination fees. There can be no assurance that the weighted average yield will remain at its current level.

For three months ended March 31, 2018 and 2017, the Company’s share of income from distributions related to its Logan JV LLC equity interest was $2,400 and $2,100, respectively, which amounts are included in dividend income and realized gains from controlled investments in the Consolidated Statement of Operations. As of March 31, 2018 and December 31, 2017, $2,400 and $2,640, respectively, of income related to the Logan JV was included in interest, dividends and fees receivable on the Consolidated Statements of Assets and Liabilities. As of March 31, 2018, distributions declared and earned of $9,600 for the twelve months ended March 31, 2018, represented a dividend yield to the Company of 14.2% based upon average capital invested. As of December 31, 2017, distributions declared and earned of $9,300 for the twelve months ended December 31, 2017, represented a dividend yield to the Company of 14.2% based upon average capital invested.

Logan JV Loan Portfolio as of March 31, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Senior Secured First Lien Term Loans
Canada
Can Am Construction Inc/Canada	Construction & Building	7.38% (LIBOR + 5.5%)	06/29/2017	07/01/2024	1,191	$1,159	$1,203
Parq Holdings LP	Hotel, Gaming & Leisure	9.8% (LIBOR + 7.5%)	12/05/2014	12/17/2020	995	$987	$1,000
PNI Canada Acquireco Corp	High Tech Industries	8.05% (LIBOR + 5.75%)	08/23/2017	09/21/2022	1,816	$1,718	$1,811

Total Canada						$3,864	$4,014

Cayman Islands
Lindblad Maritime	Hotel, Gaming & Leisure	5.95% (LIBOR + 3.5%)	06/23/2015	03/21/2025	334	$336	$337

Total Cayman Islands						$336	$337

Germany
Rhodia Acetow	Construction & Building	7.95% (LIBOR + 7.95%)	04/21/2017	05/31/2023	993	$980	$999
VAC Germany Holding GmbH	Metals & Mining	6.3% (LIBOR + 6.302%)	02/26/2018	02/26/2025	3,000	$2,985	$3,008

Total Germany						$3,965	$4,007

Luxembourg
AMS FinCo SARL	Services: Business	7.38% (LIBOR + 5.5%)	05/17/2017	05/27/2024	2,481	$2,459	$2,503

Total Luxembourg						$2,459	$2,503

United Kingdom
EG Finco Ltd(10)	Retail	4% (LIBOR + 4%)	03/23/2018	02/01/2025	2,867	$2,852	$2,863

Total United Kingdom						$2,852	$2,863

United States of America
1A Smart Start LLC	Services: Consumer	6.38% (LIBOR + 4.5%)	03/20/2017	02/21/2022	1,590	$1,585	$1,590
1A Smart Start LLC	Services: Consumer	6.63% (LIBOR + 4.75%)	08/28/2015	02/21/2022	2,444	$2,429	$2,444
A Place for Mom Inc	Services: Consumer	5.88% (LIBOR + 4%)	07/28/2017	08/10/2024	3,980	$3,962	$3,992
Advanced Integration Technology LP	Aerospace & Defense	6.74% (LIBOR + 4.75%)	07/15/2016	04/03/2023	1,970	$1,954	$1,985
AgroFresh Inc.	Services: Business	6.63% (LIBOR + 4.75%)	12/01/2015	07/31/2021	1,955	$1,946	$1,946
Air Medical Group Holdings Inc	Healthcare & Pharmaceuticals	6.01% (LIBOR + 4.25%)	09/26/2017	03/14/2025	2,244	$2,228	$2,266
Alpha Media LLC	Media: Broadcasting & Subscription	7.79% (LIBOR + 6%)	02/24/2016	02/25/2022	3,221	$3,115	$3,108
American Sportsman Holdings Co	Retail	6.88% (LIBOR + 5%)	11/22/2016	09/25/2024	3,980	$3,930	$3,948
Ansira Holdings, Inc.(3) (11)	Media: Advertising, Printing & Publishing	8.8% (LIBOR + 6.5%)	12/20/2016	12/20/2022	253	$138	$139
Ansira Holdings, Inc.	Media: Advertising, Printing & Publishing	8.8% (LIBOR + 6.5%)	12/20/2016	12/20/2022	1,724	$1,710	$1,715
AP Gaming I LLC	Hotel, Gaming & Leisure	6.13% (LIBOR + 4.25%)	06/06/2016	02/15/2024	2,481	$2,475	$2,518
APC Aftermarket	Automotive	6.81% (LIBOR + 5%)	05/09/2017	05/10/2024	496	$488	$497
Aptean, Inc.	Services: Business	6.56% (LIBOR + 4.25%)	02/15/2016	12/20/2022	1,980	$1,963	$1,987
ATS Consolidated Inc.	Transportation: Consumer	5.4% (LIBOR + 3.75%)	02/23/2018	02/23/2025	1,875	$1,866	$1,900
Avaya Inc	Telecommunications	6.54% (LIBOR + 4.75%)	11/09/2017	12/15/2024	2,608	$2,581	$2,630
Barbri Inc	Media: Diversified & Production	5.91% (LIBOR + 4.25%)	12/01/2017	11/21/2023	3,500	$3,483	$3,500
Beasley Mezzanine Holdings LLC	Media: Broadcasting & Subscription	5.79% (LIBOR + 4%)	11/17/2017	11/01/2023	2,993	$2,979	$3,008
Big Ass Fans LLC	Services: Business	6.55% (LIBOR + 4.25%)	11/07/2017	05/21/2024	2,494	$2,482	$2,518
Big River Steel LLC	Metals & Mining	7.3% (LIBOR + 5%)	08/15/2017	08/23/2023	1,990	$1,972	$2,022
Birch Communications, Inc.	Telecommunications	8.96% (LIBOR + 7.25%)	12/05/2014	07/17/2020	1,270	$1,263	$1,262
Brand Energy & Infrastructure Services, Inc.	Services: Business	6.55% (LIBOR + 4.25%)	06/16/2017	06/21/2024	2,978	$2,951	$3,007
Clear Balance Holdings, LLC	Banking, Finance, Insurance & Real Estate	7.44% (LIBOR + 5.75%)	07/07/2015	10/05/2023	4,975	$4,954	$4,950

Logan JV Loan Portfolio as of March 31, 2018—(Continued)

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Commercial Barge Line Co	Transportation: Cargo	10.63% (LIBOR + 8.75%)	11/06/2015	11/12/2020	1,350	$1,315	$809
Constellis Holdings, LLC	Aerospace & Defense	7.3% (LIBOR + 5%)	04/18/2017	04/21/2024	1,985	$1,968	$2,007
ConvergeOne Holdings Corp.	Telecommunications	6.63% (LIBOR + 4.75%)	06/15/2017	06/20/2024	1,985	$1,967	$1,995
Conyers Park Parent Merger Sub Inc	Retail	5.29% (LIBOR + 3.5%)	06/21/2017	07/07/2024	1,990	$1,981	$2,010
Country Fresh Holdings, LLC	Beverage, Food & Tobacco	7.3% (LIBOR + 5%)	07/14/2017	03/31/2023	4,811	$4,768	$4,738
Covenant Surgical Partners Inc(5) (12)	Healthcare & Pharmaceuticals	6.77% (LIBOR + 4.75%)	09/29/2017	10/04/2024	691	$356	$363
Covenant Surgical Partners Inc	Healthcare & Pharmaceuticals	6.45% (LIBOR + 4.75%)	09/29/2017	10/04/2024	2,302	$2,297	$2,319
CPI Acquisition, Inc.	Services: Consumer	6.36% (LIBOR + 4.5%)	08/14/2015	08/17/2022	4,187	$4,090	$2,906
CryoLife Inc	Healthcare & Pharmaceuticals	6.3% (LIBOR + 4%)	11/15/2017	12/02/2024	1,995	$1,986	$2,020
CT Technologies Intermediate Holdings, Inc	Healthcare & Pharmaceuticals	6.13% (LIBOR + 4.25%)	02/11/2015	12/01/2021	1,935	$1,941	$1,932
Cvent, Inc.	Services: Business	5.63% (LIBOR + 3.75%)	06/06/2016	11/29/2024	1,990	$1,973	$2,004
Deerfield Holdings Corp	Banking, Finance, Insurance & Real Estate	5.55% (LIBOR + 3.25%)	12/06/2017	12/06/2024	250	$249	$251
DigiCert, Inc.	Services: Business	6.52% (LIBOR + 4.75%)	09/20/2017	10/31/2024	1,000	$995	$1,013
Dohmen Life Science Services(8)(10)	Healthcare & Pharmaceuticals	1% (LIBOR + 4.25%)	03/09/2018	03/09/2025	544	$(3)	$(1)
Dohmen Life Science Services(10)	Healthcare & Pharmaceuticals	4.25% (LIBOR + 4.25%)	03/09/2018	03/05/2025	2,176	$2,165	$2,171
DXP Enterprises, Inc.	Energy: Oil & Gas	7.38% (LIBOR + 5.5%)	08/16/2017	08/29/2023	1,493	$1,479	$1,499
EnergySolutions, LLC	Environmental Industries	6.63% (LIBOR + 4.75%)	03/16/2015	05/29/2020	3,727	$3,769	$3,792
Evo Payments International, LLC	Services: Business	5.88% (LIBOR + 4%)	12/08/2016	12/22/2023	2,614	$2,592	$2,643
Exactech	Healthcare & Pharmaceuticals	5.74% (LIBOR + 3.75%)	02/06/2018	02/14/2025	3,000	$2,985	$3,030
Fairmount Santrol Holdings Inc.	Metals & Mining	8.3% (LIBOR + 6%)	10/27/2017	11/01/2022	1,988	$1,960	$2,014
Fleetpride(10)	Automotive	4.5% (LIBOR + 4.5%)	03/28/2018	11/19/2022	1,678	$1,627	$1,642
Freedom Mortgage Corporation	Banking, Finance, Insurance & Real Estate	6.61% (LIBOR + 4.75%)	02/17/2017	02/23/2022	2,937	$2,930	$2,974
FullBeauty Brands LP	Retail	6.63% (LIBOR + 4.75%)	03/08/2016	10/14/2022	3,919	$3,730	$2,255
Gold Standard Baking, Inc.	Wholesale	6.81% (LIBOR + 4.5%)	05/19/2015	04/23/2021	2,918	$2,910	$2,779
Golden West Packaging Group LLC	Forest Products & Paper	7.13% (LIBOR + 5.25%)	02/09/2018	06/20/2023	4,987	$4,963	$4,994
Green Plains Inc	Chemicals, Plastics & Rubber	7.38% (LIBOR + 5.5%)	08/18/2017	08/29/2023	1,421	$1,409	$1,429
Gruden Acquisition Inc.	Transportation: Cargo	7.8% (LIBOR + 5.5%)	06/21/2017	08/18/2022	1,985	$1,942	$2,011
Gulf Finance, LLC	Energy: Oil & Gas	7.56% (LIBOR + 5.25%)	08/17/2016	08/25/2023	1,941	$1,896	$1,799
Heartland Dental LLC	Services: Consumer	6.45% (LIBOR + 4.75%)	07/28/2017	07/31/2023	998	$993	$1,000
Help/Systems LLC(10)	Services: Business	3.5% (LIBOR + 3.5%)	03/23/2018	03/23/2025	2,000	$1,995	$2,005
Higginbotham Insurance Agency, Inc.	Banking, Finance, Insurance & Real Estate	5.63% (LIBOR + 3.75%)	12/14/2017	12/19/2024	4,988	$4,963	$4,975
Idera Inc	High Tech Industries	6.38% (LIBOR + 4.5%)	06/27/2017	06/28/2024	2,350	$2,329	$2,376
Impala Private Holdings II LLC	Services: Business	5.88% (LIBOR + 4%)	11/10/2017	11/14/2024	1,663	$1,655	$1,672
Infoblox Inc.	High Tech Industries	6.38% (LIBOR + 4.5%)	11/03/2016	11/07/2023	2,152	$2,110	$2,188
Insurance Technologies	Banking, Finance, Insurance & Real Estate	8.07% (LIBOR + 6.5%)	03/26/2015	12/15/2021	3,361	$3,335	$3,361
Insurance Technologies(4)	Banking, Finance, Insurance & Real Estate	0.5% (LIBOR + 0.5%)	03/26/2015	12/15/2021	137	$(1)	$—
Jackson Hewitt Tax Service Inc	Services: Consumer	8.77% (LIBOR + 7%)	07/24/2015	07/30/2020	931	$922	$928
Kemet Corporation	High Tech Industries	7.88% (LIBOR + 6%)	04/21/2017	04/26/2024	963	$937	$982
Kestra Financial, Inc.	Banking, Finance, Insurance & Real Estate	6.8% (LIBOR + 4.5%)	06/10/2016	06/24/2022	3,930	$3,888	$3,891

Logan JV Loan Portfolio as of March 31, 2018—(Continued)

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
KMG Chemicals Inc	Chemicals, Plastics & Rubber	4.63% (LIBOR + 2.75%)	06/13/2017	06/15/2024	757	$753	$762
Lindblad Expeditions Inc	Hotel, Gaming & Leisure	5.95% (LIBOR + 3.5%)	06/23/2015	03/21/2025	2,591	$2,607	$2,613
Lyons Magnus Inc	Beverage, Food & Tobacco	6.13% (LIBOR + 4.25%)	11/03/2017	11/11/2024	2,494	$2,482	$2,512
Margaritaville Holdings LLC	Beverage, Food & Tobacco	7.88% (LIBOR + 6%)	03/12/2015	03/12/2021	4,164	$4,144	$4,164
MCS Group Holdings LLC	Services: Business	6.63% (LIBOR + 4.75%)	05/12/2017	05/20/2024	1,985	$1,976	$2,015
MDVIP Inc	Services: Business	6.01% (LIBOR + 4.25%)	11/10/2017	11/14/2024	3,032	$3,018	$3,055
Merrill Communications LLC	Media: Advertising, Printing & Publishing	7.02% (LIBOR + 5.25%)	05/29/2015	06/01/2022	1,750	$1,743	$1,772
Morphe, LLC	Consumer goods: Non-Durable	8.3% (LIBOR + 6%)	02/21/2017	02/10/2023	2,864	$2,828	$2,864
Nasco Healthcare, Inc.	Healthcare & Pharmaceuticals	6.8% (LIBOR + 4.5%)	07/13/2015	06/30/2021	4,524	$4,512	$4,479
New Insight Holdings Inc	Services: Business	7.86% (LIBOR + 5.5%)	12/08/2017	12/20/2024	1,995	$1,899	$1,986
NextCare, Inc.(7)	Healthcare & Pharmaceuticals	1% (LIBOR + 4.75%)	02/13/2018	02/28/2023	588	$(6)	$(6)
NextCare, Inc.	Healthcare & Pharmaceuticals	6.63% (LIBOR + 4.75%)	02/13/2018	02/28/2023	3,412	$3,378	$3,378
Northern Star Holdings Inc.(10)	Services: Business	4.75% (LIBOR + 4.75%)	03/28/2018	03/14/2025	4,250	$4,229	$4,229
Oak Point Partners, LLC	Banking, Finance, Insurance & Real Estate	7.84% (LIBOR + 5.75%)	09/13/2017	09/13/2023	3,000	$2,966	$3,000
OB Hospitalist Group Inc	Healthcare & Pharmaceuticals	5.92% (LIBOR + 4.25%)	08/08/2017	08/01/2024	2,370	$2,359	$2,388
Odyssey Logistics & Technology Corp	Transportation: Cargo	6.13% (LIBOR + 4.25%)	10/06/2017	10/12/2024	1,995	$1,986	$2,020
OpenLink(10)	High Tech Industries	5% (LIBOR + 5%)	03/02/2018	02/27/2025	2,000	$1,990	$2,009
Output Services Group Inc(10)	Services: Business	4.25% (LIBOR + 4.25%)	03/26/2018	03/21/2024	3,731	$3,712	$3,749
Output Services Group Inc(9)	Services: Business	0% (LIBOR + 4.25%)	03/26/2018	03/31/2024	769	$(4)	$4
Park Place Technologies Inc.(10)	Services: Business	4% (LIBOR + 4%)	03/22/2018	03/22/2025	2,340	$2,328	$2,346
Ping Identity Corp	High Tech Industries	5.62% (LIBOR + 3.75%)	01/23/2018	01/22/2025	1,500	$1,493	$1,509
Pre-Paid Legal Services, Inc	Services: Business	7.13% (LIBOR + 5.25%)	05/21/2015	07/01/2019	759	$758	$763
Project Leopard Holdings Inc	High Tech Industries	5.88% (LIBOR + 4%)	06/21/2017	07/07/2023	1,741	$1,737	$1,760
PSC Industrial Outsourcing, LP	Environmental Industries	6.04% (LIBOR + 4.25%)	10/05/2017	10/11/2024	1,995	$1,976	$2,016
PT Holdings LLC	Wholesale	6.3% (LIBOR + 4%)	12/04/2017	12/09/2024	2,993	$2,978	$3,030
Quest Software	High Tech Industries	7.27% (LIBOR + 5.5%)	11/09/2017	10/31/2022	2,725	$2,707	$2,779
Quidditch Acquisition Inc	Beverage, Food & Tobacco	8.84% (LIBOR + 7%)	03/16/2018	03/21/2025	1,021	$1,001	$1,029
Red Ventures LLC	Media: Diversified & Production	5.88% (LIBOR + 4%)	10/18/2017	11/08/2024	2,488	$2,464	$2,513
Riverbed Technology, Inc.	High Tech Industries	5.13% (LIBOR + 3.25%)	02/25/2015	04/24/2022	958	$955	$956
SCS Holdings Inc	Services: Business	6.13% (LIBOR + 4.25%)	11/20/2015	10/30/2022	1,762	$1,752	$1,783
Silverback Merger Sub Inc	High Tech Industries	5.4% (LIBOR + 3.5%)	08/11/2017	08/21/2024	1,194	$1,191	$1,197
Sirva Worldwide, Inc.	Transportation: Cargo	8.51% (LIBOR + 6.5%)	11/18/2016	11/22/2022	2,878	$2,821	$2,906
Situs Group Holdings Corporation	Banking, Finance, Insurance & Real Estate	6.44% (LIBOR + 4.5%)	02/21/2018	02/27/2023	4,000	$3,980	$3,980
SMS Systems Maintenance Services Inc	Services: Business	6.88% (LIBOR + 5%)	02/09/2017	10/30/2023	2,963	$2,950	$2,745
SoClean, Inc	Consumer goods: Non-Durable	8.01% (LIBOR + 6%)	02/13/2018	12/20/2022	3,000	$2,971	$2,970
Starfish- V Merger Sub Inc	High Tech Industries	7.3% (LIBOR + 5%)	08/11/2017	08/16/2024	1,244	$1,232	$1,249
TerraForm AP Acquisition Holdings LLC	Energy: Electricity	6.55% (LIBOR + 4.25%)	10/11/2016	06/27/2022	866	$866	$873
Thoughtworks, Inc.	High Tech Industries	6.38% (LIBOR + 4.5%)	10/06/2017	10/11/2024	3,000	$2,993	$3,024
TKC Holdings Inc	Consumer goods: Durable	6.03% (LIBOR + 4.25%)	06/08/2017	02/01/2023	297	$296	$300
TOMS Shoes LLC	Retail	7.48% (LIBOR + 5.5%)	12/18/2014	10/30/2020	1,940	$1,875	$1,145

Logan JV Loan Portfolio as of March 31, 2018—(Continued)

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Tupelo Buyer Inc	Transportation: Consumer	5.96% (LIBOR + 4.25%)	10/02/2017	10/07/2024	1,596	$1,581	$1,607
TV Borrower US LLC	High Tech Industries	7.05% (LIBOR + 4.75%)	02/16/2017	02/22/2024	990	$986	$993
Uber Technologies, Inc.(10)	Transportation: Consumer	4.25% (LIBOR + 4.25%)	03/22/2018	03/21/2025	2,800	$2,786	$2,816
US Salt LLC	Chemicals, Plastics & Rubber	6.63% (LIBOR + 4.75%)	11/30/2017	12/01/2023	3,000	$2,971	$3,000
US Shipping Corp	Utilities: Oil & Gas	6.13% (LIBOR + 4.25%)	03/09/2016	06/26/2021	206	$199	$187
Utility One Source L.P.	Construction & Building	7.38% (LIBOR + 5.5%)	04/07/2017	04/18/2023	993	$984	$1,022
Verdesian Life Sciences LLC	Chemicals, Plastics & Rubber	6.77% (LIBOR + 5%)	12/09/2014	07/01/2020	2,093	$1,937	$2,019
Vertiv Group Corporation	Capital Equipment	5.67% (LIBOR + 4%)	09/30/2015	11/30/2023	1,504	$1,466	$1,513
Viewpoint Inc	High Tech Industries	6.55% (LIBOR + 4.25%)	07/18/2017	07/19/2024	995	$991	$999
Vistage Worldwide, Inc.	Services: Business	5.71% (LIBOR + 4%)	02/06/2018	02/02/2025	2,520	$2,514	$2,539
Weight Watchers International, Inc.	Beverage, Food & Tobacco	6.45% (LIBOR + 4.75%)	11/20/2017	11/29/2024	2,666	$2,615	$2,704
Wirepath Home Systems LLC	Services: Consumer	6.8% (LIBOR + 4.5%)	07/31/2017	08/05/2024	2,985	$2,971	$3,000
Women’s Care Florida LLP	Healthcare & Pharmaceuticals	6.38% (LIBOR + 4.5%)	08/18/2017	09/29/2023	4,988	$4,964	$4,981
Zenith Merger Sub, Inc.	Services: Business	7.8% (LIBOR + 5.5%)	12/22/2017	12/13/2023	2,993	$2,964	$2,963

Total United States of America						$255,645	$253,917

Total Senior Secured First Lien Term Loans						$269,121	$267,641

Second Lien Term Loans
Luxembourg
Lully Finance S.a.r.l.	Telecommunications	10.38% (LIBOR + 8.5%)	07/31/2015	10/16/2023	1,000	$993	$992

Total Luxembourg						$993	$992

United States of America
ABG Intermediate Holdings 2 LLC	Consumer goods: Durable	10.05% (LIBOR + 7.75%)	09/26/2017	09/29/2025	2,333	$2,317	$2,371
BJ’s Wholesale Club, Inc.	Beverage, Food & Tobacco	9.19% (LIBOR + 7.5%)	01/27/2017	02/03/2025	3,000	2,987	3,017
CH Hold Corp	Automotive	9.13% (LIBOR + 7.25%)	01/26/2017	02/03/2025	1,000	996	1,017
Constellis Holdings, LLC	Aerospace & Defense	11.3% (LIBOR + 9%)	04/18/2017	04/21/2025	1,000	987	1,015
DigiCert, Inc.	Services: Business	9.77% (LIBOR + 8%)	09/20/2017	10/31/2025	750	746	759
DiversiTech Holdings Inc	Capital Equipment	9.81% (LIBOR + 7.5%)	05/18/2017	06/02/2025	2,000	1,982	2,025
Gruden Acquisition Inc.	Transportation: Cargo	10.8% (LIBOR + 8.5%)	07/31/2015	08/18/2023	500	483	504
Midwest Physician Administrative Services, LLC	Healthcare & Pharmaceuticals	8.78% (LIBOR + 7%)	08/11/2017	08/15/2025	1,000	991	1,008
NextCare, Inc.	Healthcare & Pharmaceuticals	10.63% (LIBOR + 8.75%)	02/13/2018	08/28/2023	1,000	985	985
Optiv Security Inc	Services: Business	9.13% (LIBOR + 7.25%)	01/19/2017	01/31/2025	1,500	1,494	1,453
Park Place Technologies Inc.(10)	Services: Business	8% (LIBOR + 8%)	03/22/2018	03/21/2025	700	693	702
Pathway Partners Vet Management	Healthcare & Pharmaceuticals	9.88% (LIBOR + 8%)	10/04/2017	10/10/2025	1,389	1,376	1,382
Pathway Partners Vet Management(6)(13)	Healthcare & Pharmaceuticals	9.88% (LIBOR + 8%)	10/04/2017	10/10/2025	611	169	171
Red Ventures LLC	Media: Diversified & Production	9.88% (LIBOR + 8%)	10/18/2017	11/08/2025	544	536	555
SESAC Holdco II LLC	Media: Diversified & Production	9.13% (LIBOR + 7.25%)	02/13/2017	02/24/2025	1,000	991	1,001
TKC Holdings Inc	Consumer goods: Durable	9.78% (LIBOR + 8%)	01/31/2017	02/01/2024	1,850	1,837	1,873
TV Borrower US LLC	High Tech Industries	10.55% (LIBOR + 8.25%)	02/16/2017	02/22/2025	1,000	987	1,003
Viewpoint Inc	High Tech Industries	10.55% (LIBOR + 8.25%)	07/18/2017	07/21/2025	1,000	991	998
Wash Multifamily Laundry Systems, LLC.	Services: Consumer	8.88% (LIBOR + 7%)	05/04/2015	05/15/2023	425	423	423

Logan JV Loan Portfolio as of March 31, 2018—(Continued)

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Wash Multifamily Laundry Systems, LLC.	Services: Consumer	8.88% (LIBOR + 7%)	05/04/2015	05/12/2023	75	74	74
Total United States of America						$22,045	$22,336

Total Second Lien Term Loans						$23,038	$23,328

Equity Investments
United States of America
Avaya Inc	Telecommunications		03/21/2018		207	207	230
Total United States of America						$207	$230

Total Equity Investments						$207	$230

Total Investments						$292,366	$291,199

Cash and cash equivalents
Dreyfus Government Cash Management Fund						12,695	12,696
Other cash accounts						759	759

Total Cash and cash equivalents						$13,455	$13,455

(1)	Variable interest rates indexed to 30-day, 60-day, 90-day or 180-day LIBOR rates, at the borrower’s option. LIBOR rates are subject to interest rate floors.
(2)	Represents fair value in accordance with ASC Topic 820.
(3)	Represents a delayed draw commitment of $113,346, which was unfunded as of March 31, 2018.
(4)	Represents a delayed draw commitment of $136,964, which was unfunded as of March 31, 2018.
(5)	Represents a delayed draw commitment of $333,846, which was unfunded as of March 31, 2018.
(6)	Represents a delayed draw commitment of $436,574, which was unfunded as of March 31, 2018.
(7)	Represents a delayed draw commitment of $588,235, which was unfunded as of March 31, 2018.
(8)	Represents a delayed draw commitment of $544,000, which was unfunded as of March 31, 2018.
(9)	Represents a delayed draw commitment of $769,231, which was unfunded as of March 31, 2018.
(10)

Position represents an unsettled buy trade as of period end. The interest rate shown represents the current contractual rate (LIBOR benchmark rate or floor plus spread) of the position. Interest will start to accrue when the trade settles. The LIBOR benchmark rate remains at zero until defined at settlement.

(11)	Issuer pays 2.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(12)	Issuer pays 4.75% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(13)	Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

Logan JV Loan Portfolio as of December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Senior Secured First Lien Term Loans
Canada
Can Am Construction Inc	Construction & Building	7.07% (LIBOR + 5.5%)	06/29/2017	07/01/2024	1,194	$1,160	$1,206
Parq Holdings LP	Hotel, Gaming & Leisure	9.19% (LIBOR + 7.5%)	12/05/2014	12/17/2020	998	$989	$1,005
PNI Canada Acquireco Corp	High Tech Industries	7.32% (LIBOR + 5.75%)	08/23/2017	09/21/2022	1,820	$1,717	$1,764

Total Canada						$3,866	$3,975

Cayman Islands
Lindblad Maritime	Hotel, Gaming & Leisure	6.34% (LIBOR + 4.5%)	06/23/2015	05/08/2021	334	$336	$337

Total Cayman Islands						$336	$337

Denmark
Rhodia Acetow	Construction & Building	7.19% (LIBOR + 5.5%)	04/21/2017	05/31/2023	995	$982	$999

Total Denmark						$982	$999

Luxembourg
AMS FinCo SARL	Services: Business	7.07% (LIBOR + 5.5%)	05/17/2017	05/27/2024	2,488	$2,465	$2,512

Total Luxembourg						$2,465	$2,512

United States of America
1A Smart Start LLC	Services: Consumer	6.19% (LIBOR + 4.5%)	03/20/2017	02/21/2022	1,593	$1,588	$1,586
1A Smart Start LLC	Services: Consumer	6.44% (LIBOR + 4.75%)	08/28/2015	02/21/2022	2,450	$2,434	$2,450
A Place for Mom Inc	Services: Consumer	5.69% (LIBOR + 4%)	07/28/2017	08/10/2024	3,990	$3,971	$4,002
Advanced Integration Technology LP	Aerospace & Defense	6.32% (LIBOR + 4.75%)	07/15/2016	04/03/2023	1,975	$1,958	$1,990
AgroFresh Inc.	Services: Business	6.44% (LIBOR + 4.75%)	12/01/2015	07/31/2021	1,955	$1,946	$1,935
Air Medical Group Holdings Inc	Healthcare & Pharmaceuticals	4.25% (LIBOR + 4.25%)	09/26/2017	09/25/2024	2,250	$2,233	$2,259
Alpha Media LLC	Media: Broadcasting & Subscription	7.42% (LIBOR + 6%)	02/24/2016	02/25/2022	3,299	$3,184	$3,159
American Sportsman Holdings Co	Retail	6.569% (LIBOR + 5%)	11/22/2016	09/25/2024	3,990	$3,938	$3,985
Ansira Holdings, Inc.(3)	Media: Advertising, Printing & Publishing	8.19% (LIBOR + 6.5%)	12/20/2016	12/20/2022	254	$138	$139
Ansira Holdings, Inc.	Media: Advertising, Printing & Publishing	8.19% (LIBOR + 6.5%)	12/20/2016	12/20/2022	1,728	$1,714	$1,719
AP Gaming I LLC	Hotel, Gaming & Leisure	7.07% (LIBOR + 5.5%)	06/06/2017	02/15/2024	2,488	$2,482	$2,517
APC Aftermarket	Automotive	6.41% (LIBOR + 5%)	05/09/2017	05/10/2024	498	$488	$492
Aptean, Inc.	Services: Business	5.95% (LIBOR + 4.25%)	12/15/2017	12/20/2022	1,985	$1,967	$2,004
Avaya Inc	Telecommunications	6.23% (LIBOR + 4.75%)	11/09/2017	12/15/2024	2,614	$2,586	$2,577
Barbri Inc	Media: Diversified & Production	5.73% (LIBOR + 4.25%)	12/01/2017	11/21/2023	3,500	$3,483	$3,500
Beasley Mezzanine Holdings LLC	Media: Broadcasting & Subscription	5.49% (LIBOR + 4%)	11/17/2017	11/15/2023	3,033	$3,018	$3,064
Big Ass Fans LLC	Services: Business	5.94% (LIBOR + 4.25%)	11/07/2017	05/21/2024	2,500	$2,488	$2,511
Big River Steel LLC	Metals & Mining	6.69% (LIBOR + 5%)	08/15/2017	08/23/2023	1,995	$1,976	$2,017
Birch Communications, Inc.	Telecommunications	8.6% (LIBOR + 7.25%)	12/05/2014	07/17/2020	1,289	$1,280	$1,234
Brand Energy & Infrastructure Services, Inc.	Services: Business	5.63% (LIBOR + 4.25%)	06/16/2017	06/21/2024	2,985	$2,957	$3,000

Logan JV Loan Portfolio as of December 31, 2017—(Continued)

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Clear Balance Holdings, LLC	Banking, Finance, Insurance & Real Estate	7.44% (LIBOR + 5.75%)	07/07/2015	06/30/2020	4,988	$4,976	$4,938
Commercial Barge Line Co	Transportation: Cargo	10.32% (LIBOR + 8.75%)	11/06/2015	11/12/2020	1,369	$1,330	$800
Constellis Holdings, LLC	Aerospace & Defense	6.69% (LIBOR + 5%)	04/18/2017	04/21/2024	1,990	$1,972	$2,014
ConvergeOne Holdings Corp.	Telecommunications	6.45% (LIBOR + 4.75%)	06/15/2017	06/20/2024	1,990	$1,972	$1,997
Conyers Park Parent Merger Sub Inc	Retail	5.39% (LIBOR + 4%)	06/21/2017	07/07/2024	1,995	$1,986	$2,012
Country Fresh Holdings, LLC	Beverage, Food & Tobacco	6.69% (LIBOR + 5%)	07/14/2017	03/31/2023	4,874	$4,829	$4,825
Covenant Surgical Partners Inc(5)	Healthcare & Pharmaceuticals	6.13% (LIBOR + 4.75%)	09/29/2017	09/28/2024	692	$126	$133
Covenant Surgical Partners Inc	Healthcare & Pharmaceuticals	6.09% (LIBOR + 4.75%)	09/29/2017	10/04/2024	2,308	$2,302	$2,325
CPI Acquisition, Inc.	Services: Consumer	5.96% (LIBOR + 4.5%)	08/14/2015	08/17/2022	4,187	$4,084	$3,057
CryoLife Inc	Healthcare & Pharmaceuticals	5.36% (LIBOR + 4%)	11/15/2017	12/02/2024	2,000	$1,990	$2,020
CT Technologies Intermediate Holdings, Inc	Healthcare & Pharmaceuticals	5.82% (LIBOR + 4.25%)	02/11/2015	12/01/2021	1,940	$1,946	$1,939
Cvent, Inc.	Services: Business	5.32% (LIBOR + 3.75%)	06/16/2016	11/29/2024	1,990	$1,972	$1,995
Deerfield Holdings Corp	Banking, Finance, Insurance & Real Estate	3.25% (LIBOR + 3.25%)	12/06/2017	12/06/2024	250	$249	$251
DigiCert, Inc.	Services: Business	6.13% (LIBOR + 4.75%)	09/20/2017	10/31/2024	1,000	$995	$1,014
DXP Enterprises, Inc.	Energy: Oil & Gas	7.07% (LIBOR + 5.5%)	08/16/2017	08/29/2023	1,496	$1,482	$1,511
EmployBridge Holding Co.	Services: Business	8.19% (LIBOR + 6.5%)	02/04/2015	05/15/2020	2,912	$2,907	$2,844
EnergySolutions, LLC	Environmental Industries	6.45% (LIBOR + 4.75%)	07/28/2017	05/29/2020	3,727	$3,774	$3,783
Evo Payments International, LLC	Services: Business	5.57% (LIBOR + 4%)	12/08/2016	12/22/2023	2,620	$2,598	$2,646
Fairmount Santrol Holdings Inc.	Metals & Mining	7.69% (LIBOR + 6%)	10/27/2017	11/01/2022	2,000	$1,971	$2,028
Freedom Mortgage Corporation	Banking, Finance, Insurance & Real Estate	6.96% (LIBOR + 5.5%)	02/17/2017	02/23/2022	2,956	$2,948	$3,002
FullBeauty Brands LP	Retail	6.32% (LIBOR + 4.75%)	03/08/2016	10/14/2022	3,929	$3,729	$2,325
Gold Standard Baking, Inc.	Wholesale	6.25% (LIBOR + 4.5%)	05/19/2015	04/23/2021	2,925	$2,917	$2,918
Green Plains Inc	Chemicals, Plastics & Rubber	7.07% (LIBOR + 5.5%)	08/18/2017	08/29/2023	1,425	$1,411	$1,439
Gruden Acquisition Inc.	Transportation: Cargo	7.19% (LIBOR + 5.5%)	06/21/2017	08/18/2022	1,990	$1,945	$1,998
Gulf Finance, LLC	Energy: Oil & Gas	6.95% (LIBOR + 5.25%)	08/17/2016	08/25/2023	1,946	$1,899	$1,756
Heartland Dental LLC	Services: Consumer	6.45% (LIBOR + 4.75%)	07/28/2017	07/31/2023	1,000	$995	$1,015
Higginbotham Insurance Agency, Inc.	Banking, Finance, Insurance & Real Estate	3.75% (LIBOR + 3.75%)	12/14/2017	11/30/2024	5,000	$4,975	$5,013
Idera Inc	High Tech Industries	6.57% (LIBOR + 5%)	06/27/2017	06/28/2024	2,356	$2,334	$2,358
Impala Private Holdings II LLC	Services: Business	5.7% (LIBOR + 4%)	11/10/2017	11/14/2024	1,667	$1,658	$1,661
Infoblox Inc.	High Tech Industries	6.57% (LIBOR + 5%)	11/03/2016	11/07/2023	2,205	$2,168	$2,221
Insurance Technologies	Banking, Finance, Insurance & Real Estate	7.74% (LIBOR + 6.5%)	03/26/2015	12/15/2021	3,406	$3,377	$3,406
Insurance Technologies(4)	Banking, Finance, Insurance & Real Estate	0.5% (LIBOR + 0.5%)	03/26/2015	12/15/2021	137	$(1)	$—
Jackson Hewitt Tax Service Inc	Services: Consumer	8.38% (LIBOR + 7%)	07/24/2015	07/30/2020	931	$921	$923

Logan JV Loan Portfolio as of December 31, 2017—(Continued)

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Kemet Corporation	High Tech Industries	7.57% (LIBOR + 6%)	04/21/2017	04/26/2024	975	$948	$986
Kestra Financial, Inc.	Banking, Finance, Insurance & Real Estate	6.94% (LIBOR + 5.25%)	06/10/2016	06/24/2022	3,940	$3,896	$3,940
KMG Chemicals Inc	Chemicals, Plastics & Rubber	4.32% (LIBOR + 2.75%)	06/13/2017	06/15/2024	809	$805	$813
Lindblad Expeditions Inc	Hotel, Gaming & Leisure	6.34% (LIBOR + 4.5%)	06/23/2015	05/08/2021	2,591	$2,600	$2,610
Lyons Magnus Inc aka	Consumer goods: Non-Durable	5.68% (LIBOR + 4.25%)	11/03/2017	11/11/2024	2,500	$2,488	$2,527
Margaritaville Holdings LLC	Beverage, Food & Tobacco	7.46% (LIBOR + 6%)	03/12/2015	03/12/2021	4,177	$4,155	$4,177
MCS Group Holdings LLC	Services: Business	6.25% (LIBOR + 4.75%)	05/12/2017	05/20/2024	1,990	$1,981	$2,005
MDVIP Inc	Services: Business	5.66% (LIBOR + 4.25%)	11/10/2017	11/14/2024	3,040	$3,025	$3,048
Merrill Communications LLC	Media: Advertising, Printing & Publishing	6.63% (LIBOR + 5.25%)	05/29/2015	06/01/2022	1,750	$1,743	$1,765
Meter Readings Holding, LLC	Utilities: Electric	7.23% (LIBOR + 5.75%)	08/17/2016	08/29/2023	2,967	$2,941	$2,982
Morphe, LLC	Retail	7.69% (LIBOR + 6%)	02/21/2017	02/10/2023	2,888	$2,850	$2,873
Nasco Healthcare, Inc.	Healthcare & Pharmaceuticals	6.07% (LIBOR + 4.5%)	07/13/2015	06/30/2021	4,536	$4,523	$4,513
New Insight Holdings Inc	Services: Business	7.13% (LIBOR + 5.5%)	12/08/2017	12/20/2024	2,000	$1,900	$1,918
NextCare, Inc.	Healthcare & Pharmaceuticals	7.57% (LIBOR + 6%)	08/21/2015	07/31/2018	2,919	$2,916	$2,919
Oak Point Partners, LLC	Banking, Finance, Insurance & Real Estate	7.32% (LIBOR + 5.75%)	09/13/2017	09/13/2023	3,000	$2,964	$2,978
OB Hospitalist Group Inc	Healthcare & Pharmaceuticals	5.61% (LIBOR + 4.25%)	08/08/2017	08/01/2024	2,400	$2,389	$2,424
Odyssey Logistics & Technology Corp	Transportation: Cargo	5.82% (LIBOR + 4.25%)	10/06/2017	10/12/2024	2,000	$1,990	$2,010
Pre-Paid Legal Services, Inc	Services: Business	6.82% (LIBOR + 5.25%)	05/21/2015	07/01/2019	828	$826	$831
Project Leopard Holdings Inc	High Tech Industries	7.19% (LIBOR + 5.5%)	06/21/2017	07/07/2023	1,746	$1,742	$1,760
PSC Industrial Outsourcing, LP	Environmental Industries	5.71% (LIBOR + 4.25%)	10/05/2017	10/11/2024	2,000	$1,981	$2,030
PT Holdings LLC	Wholesale	5.57% (LIBOR + 4%)	12/04/2017	12/09/2024	3,000	$2,985	$3,018
Quest Software	High Tech Industries	6.92% (LIBOR + 5.5%)	11/09/2017	10/31/2022	2,725	$2,706	$2,773
Red Ventures LLC	Media: Diversified & Production	4.25% (LIBOR + 4%)	10/18/2017	11/08/2024	2,494	$2,470	$2,495
Riverbed Technology, Inc.	High Tech Industries	4.82% (LIBOR + 3.25%)	02/25/2015	04/24/2022	966	$962	$953
SCS Holdings Inc	Services: Business	5.82% (LIBOR + 4.25%)	11/20/2015	10/30/2022	1,807	$1,796	$1,821
Silverback Merger Sub Inc	High Tech Industries	5.44% (LIBOR + 4%)	08/11/2017	08/21/2024	1,197	$1,194	$1,210
Sirva Worldwide, Inc.	Transportation: Cargo	7.99% (LIBOR + 6.5%)	11/18/2016	11/22/2022	2,878	$2,818	$2,906
SMS Systems Maintenance Services Inc	Services: Business	6.57% (LIBOR + 5%)	02/09/2017	10/30/2023	2,970	$2,957	$2,554
Starfish- V Merger Sub Inc	High Tech Industries	6.69% (LIBOR + 5%)	08/11/2017	08/16/2024	1,247	$1,235	$1,220
TerraForm AP Acquisition Holdings LLC	Energy: Electricity	5.94% (LIBOR + 4.25%)	10/11/2016	06/27/2022	868	$868	$873
Thoughtworks, Inc.	High Tech Industries	6.07% (LIBOR + 4.5%)	10/06/2017	10/11/2024	3,000	$2,993	$3,008
TKC Holdings Inc	Consumer goods: Durable	5.67% (LIBOR + 4.25%)	06/08/2017	02/01/2023	298	$296	$300
TOMS Shoes LLC	Retail	6.98% (LIBOR + 5.5%)	12/18/2014	10/30/2020	1,945	$1,873	$1,157

Logan JV Loan Portfolio as of December 31, 2017—(Continued)

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Tupelo Buyer Inc	Transportation: Consumer	5.64% (LIBOR + 4.25%)	10/02/2017	10/07/2024	1,600	$1,585	$1,618
TV Borrower US LLC	High Tech Industries	6.44% (LIBOR + 4.75%)	02/16/2017	02/22/2024	993	$988	$998
US Renal Care Inc	Healthcare & Pharmaceuticals	5.94% (LIBOR + 4.25%)	11/17/2015	12/30/2022	1,960	$1,946	$1,936
US Salt LLC	Chemicals, Plastics & Rubber	4.75% (LIBOR + 4.75%)	11/30/2017	12/01/2023	3,000	$2,970	$3,000
US Shipping Corp	Utilities: Oil & Gas	5.82% (LIBOR + 4.25%)	03/09/2016	06/26/2021	211	$203	$189
Utility One Source L.P.	Construction & Building	7.07% (LIBOR + 5.5%)	04/07/2017	04/18/2023	995	$986	$1,019
Verdesian Life Sciences LLC	Chemicals, Plastics & Rubber	6.38% (LIBOR + 5%)	12/09/2014	07/01/2020	2,119	$1,944	$1,907
Vertiv Group Corporation	Capital Equipment	5.35% (LIBOR + 4%)	09/30/2016	11/30/2023	1,504	$1,465	$1,505
Viewpoint Inc	High Tech Industries	5.94% (LIBOR + 4.25%)	07/18/2017	07/19/2024	998	$993	$1,002
Weight Watchers International, Inc.	Beverage, Food & Tobacco	6.23% (LIBOR + 4.75%)	11/20/2017	11/29/2024	2,700	$2,647	$2,721
Wirepath Home Systems LLC	Services: Business	6.87% (LIBOR + 5.25%)	07/31/2017	08/05/2024	2,993	$2,978	$3,034
Women’s Care Florida LLP	Healthcare & Pharmaceuticals	6.07% (LIBOR + 4.5%)	08/18/2017	09/29/2023	5,000	$4,976	$4,994
Zenith Merger Sub, Inc.	Services: Business	7.06% (LIBOR + 5.5%)	12/22/2017	12/13/2023	3,000	$2,970	$2,970
Zest Holdings LLC	Healthcare & Pharmaceuticals	5.82% (LIBOR + 4.25%)	04/13/2017	08/16/2023	1,985	$1,981	$2,006

Total United States of America						$223,014	$220,603

Total Senior Secured First Lien Term Loans						$230,663	$228,426

Second Lien Term Loans
Luxembourg
Lully Finance S.a.r.l.	Telecommunications	10.069% (LIBOR + 8.5%)	07/31/2015	10/16/2023	1,000	$993	$985

Total Luxembourg						$993	$985

United States of America
ABG Intermediate Holdings 2 LLC	Consumer goods: Durable	9.44% (LIBOR + 7.75%)	09/26/2017	09/29/2025	2,333	$2,316	$2,368
BJ’s Wholesale Club, Inc.	Beverage, Food & Tobacco	8.95% (LIBOR + 7.5%)	01/27/2017	02/03/2025	3,000	2,987	2,939
CH Hold Corp	Automotive	8.82% (LIBOR + 7.25%)	01/26/2017	02/03/2025	1,000	996	1,023
Constellis Holdings, LLC	Aerospace & Defense	10.69% (LIBOR + 9%)	04/18/2017	04/21/2025	1,000	986	1,003
DigiCert, Inc.	Services: Business	9.38% (LIBOR + 8%)	09/20/2017	10/31/2025	750	746	756
DiversiTech Holdings Inc	Capital Equipment	9.2% (LIBOR + 7.5%)	05/18/2017	06/02/2025	2,000	1,981	2,025
Gruden Acquisition Inc.	Transportation: Cargo	10.19% (LIBOR + 8.5%)	07/31/2015	08/18/2023	500	482	499
Midwest Physician Administrative Services, LLC	Healthcare & Pharmaceuticals	8.42% (LIBOR + 7%)	08/11/2017	08/15/2025	1,000	990	1,006
Optiv Security Inc	Services: Business	8.63% (LIBOR + 7.25%)	01/19/2017	01/31/2025	1,500	1,493	1,352
Pathway Partners Vet Management	Healthcare & Pharmaceuticals	9.57% (LIBOR + 8%)	10/04/2017	10/10/2025	1,389	1,375	1,382
Pathway Partners Vet Management(6)	Healthcare & Pharmaceuticals	8% (LIBOR + 8%)	10/04/2017	10/10/2025	611	(6)	(3)
Red Ventures LLC	Media: Diversified & Production	9.57% (LIBOR + 8%)	10/18/2017	11/08/2025	544	536	545

Logan JV Loan Portfolio as of December 31, 2017—(Continued)

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
SESAC Holdco II LLC	Media: Diversified & Production	8.73% (LIBOR + 7.25%)	02/13/2017	02/24/2025	1,000	991	986
TKC Holdings Inc	Consumer goods: Durable	9.42% (LIBOR + 8%)	01/31/2017	02/01/2024	1,850	1,836	1,864
TV Borrower US LLC	High Tech Industries	9.94% (LIBOR + 8.25%)	02/16/2017	02/22/2025	1,000	987	995
Viewpoint Inc	High Tech Industries	9.94% (LIBOR + 8.25%)	07/18/2017	07/21/2025	1,000	991	998
Wash Multifamily Laundry Systems, LLC.	Services: Consumer	8.57% (LIBOR + 7%)	05/04/2015	05/15/2023	425	423	423
Wash Multifamily Laundry Systems, LLC.	Services: Consumer	8.57% (LIBOR + 7%)	05/04/2015	05/12/2023	75	74	74
Total United States of America						$20,184	$20,235

Total Second Lien Term Loans						$21,177	$21,220

Equity Investments
United States of America
Avaya Inc	Telecommunications		12/15/2017		870	870	754
Total United States of America						$870	$754

Total Equity Investments						$870	$754

Total Investments						$252,710	$250,400

Cash and cash equivalents
Dreyfus Government Cash Management Fund						10,023	10,023
Other cash accounts						614	614

Total Cash and cash equivalents						$10,637	$10,637

(1)	Variable interest rates indexed to 30-day, 60-day, 90-day or 180-day LIBOR rates, at the borrower’s option. LIBOR rates are subject to interest rate floors.
(2)	Represents fair value in accordance with ASC Topic 820.
(3)	Represents a delayed draw commitment of $113, which was unfunded as of December 31, 2017.
(4)	Represents a delayed draw commitment of $137, which was unfunded as of December 31, 2017.
(5)	Represents a delayed draw commitment of $565, which was unfunded as of December 31, 2017.
(6)	Represents a delayed draw commitment of $611, which was unfunded as of December 31, 2017.

Below is certain summarized financial information for Logan JV as of March 31, 2018 and December 31, 2017 and for the three months ended March 31, 2018 and 2017:

Selected Balance Sheet Information:

	As of March 31, 2018	As of December 31, 2017
	(Dollars in thousands)	(Dollars in thousands)
Assets:
Investments at fair value (cost of $292,366 and $252,710, respectively)	$291,199	$250,400
Cash	13,455	10,637
Other assets	962	9,605

Total assets	$305,616	$270,642

Liabilities:
Loans payable reported net of unamortized debt issuance costs	$185,853	$168,110
Payable for investments purchased	24,371	15,616
Distribution payable	3,000	3,300
Other liabilities	1,780	1,854

Total liabilities	$215,004	$188,880

Members’ capital	$90,612	$81,762

Total liabilities and members’ capital	$305,616	$270,642

Selected Statement of Operations Information:

	For the three months ended March, 31 2018	For the three months ended March, 31 2017
	(Dollars in thousands)	(Dollars in thousands)
Interest income	$4,504	$4,092
Fee income	59	128

Total revenues	4,563	4,220
Credit facility expenses (1)	1,798	1,376
Other fees and expenses	117	76

Total expenses	1,915	1,452

Net investment income	2,648	2,768
Net realized gains	58	227
Net change in unrealized appreciation (depreciation) on investments	1,143	147

Net increase in members’ capital from operations	$3,849	$3,142

(1)

As of March 31, 2018, Logan JV had 188,417 of outstanding debt under the credit facility with an effective interest rate of 3.98% per annum. As of December 31, 2017, Logan JV had $169,632 of outstanding debt under the credit facility with an effective interest rate of 3.92% per annum.

Investment in Tax Receivable Agreement Payment Rights

In June 2012, the Company invested in a TRA that entitles it to certain payment rights, or TRA Payment Rights, from Duff & Phelps Corporation, or Duff & Phelps. The TRA transfers the economic value of certain tax deductions, or tax benefits, taken by Duff & Phelps to the Company and entitles the Company to a stream of payments to be received. The TRA payment right is, in effect, a subordinated claim on the issuing company which can be valued based on the credit risk of the issuer, which includes projected future earnings, the liquidity of the underlying payment right, risk of tax law changes, the effective tax rate and any other factors which might impact the value of the payment right.

Through the TRA, the Company is entitled to receive an annual tax benefit payment based upon 85% of the savings from certain deductions along with interest. The payments that the Company is entitled to receive result from cash savings, if any, in U.S. federal, state or local income tax that Duff & Phelps realizes (i) from the tax savings derived from the goodwill and other intangibles created in connection with the Duff & Phelps initial public offering and (ii) from other income tax deductions. These tax benefit payments will continue until the relevant deductions are fully utilized, which is projected to be 16 years from the initial investment date. Pursuant to the TRA, the Company maintains the right to enforce Duff & Phelps payment obligations as a transferee of the TRA contract. If Duff & Phelps chooses to pre-pay and terminate the TRA, the Company will be entitled to the present value of the expected future TRA payments. If Duff & Phelps breaches any material obligation then all obligations are accelerated and calculated as if an early termination occurred. Failure to make a payment is a breach of a material obligation if the failure occurs for more than three months.

The projected annual tax benefit payment will be accrued on a quarterly basis and paid annually. The payment will be allocated between a reduction in the cost basis of the investment and interest income based upon an amortization schedule. Based upon the characteristics of the investment, the Company has chosen to categorize the investment in the TRA payment rights as investment in payment rights in the fair value hierarchy. For the three months ended March 31, 2018 and 2017, the Company recognized interest income totaling $366 and $494 respectively, related to the TRA.

Revolving and Unfunded Delayed Draw Loans

For the Company’s investments in revolving and delayed draw loans, the cost basis of the investments purchased is adjusted for the cash received for the discount on the total balance committed. The fair value is also adjusted for price appreciation or depreciation on the unfunded portion. As a result, the purchase of commitments not completely funded may result in a negative value until it is offset by the future amounts called and funded.

4. Related Party Transactions

Investment Management Agreement

On March 2, 2018, the Company’s investment management agreement was re-approved by its board of directors, including a majority of the Company’s directors who are not interested persons of the Company. Under the investment management agreement, the Advisor, subject to the overall supervision of the Company’s board of directors, manages the day-to-day operations of, and provides investment advisory services to the Company.

Base Management Fee

The base management fee calculation remains the same and is calculated at an annual rate of 1.5% of the Company’s gross assets payable quarterly in arrears on a calendar quarter basis. For purposes of calculating the base management fee, “gross assets” is determined as the value of the Company’s assets without deduction for any liabilities. The base management fee is calculated based on the value of the Company’s gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

For the three months ended March 31, 2018 and 2017, the Company incurred base management fees of $2,319 and $2,555, respectively. As of March 31, 2018 and December 31, 2017, $2,319 and $2,556, respectively, was payable to the Advisor.

Incentive Fee on Net Investment Income

The Company accepted the Advisor’s proposal to waive 100% of the incentive fees earned for the period commencing on January 1, 2018 and ending on December 31, 2018 (such waiver, “Incentive Fee Waiver”). Such waived incentive fees shall not be subject to recoupment. No such fees were earned for the three month period ending March 31, 2018.

Further, commencing January 1, 2018, the Company accepted the Advisor’s proposal to calculate the incentive fee on net investment income as indicated below (“Reduced Incentive Fee on Net Investment Income”) and waive such portion of the Reduced Incentive Fee on Net Investment Income that is in excess of the incentive fee on net investment income as set forth in the investment management agreement that the Advisor would otherwise be entitled to receive. In order to ensure that the Company will pay the Advisor less aggregate fees on a cumulative basis, as calculated beginning January 1, 2018, the Company will, at the end of each quarter, also calculate the incentive fee on net investment income owed by the Company to the Advisor based on the formula in place prior to January 1, 2018 effect to the waiver (“Incentive Fee on Net Investment Income Prior to Fee Waiver Agreement”). If, at any time beginning January 1, 2018, the aggregate fees on a cumulative basis, as calculated based on the formula in place after January 1, 2018, would be greater than the aggregate fees on a cumulative basis, as calculated based on the Incentive Fee on Net Investment Income Prior to Fee Waiver Agreement, the Advisor shall only be entitled to the lesser of those two amounts. See the section Incentive Fee on Net Investment Income Calculated Prior to the Fee Waiver Agreement for the details of the calculation under the investment management agreement.

On January 1, 2018, the Reduced Incentive Fee on Net Investment Income will be calculated by reference to the most recent trailing twelve quarter period or, if shorter, the number of quarters that have occurred since January 1, 2018 (“Trailing Twelve Quarter Period”), rather than on the standalone quarterly basis as set forth in the investment management agreement. Specifically, the net investment income component will be calculated, and payable, quarterly in arrears at the end of each calendar quarter by reference to the Company’s aggregate preincentive fee net investment income, as adjusted as described below, from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since January 1, 2018). Preincentive fee net investment income is expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the beginning of each applicable calendar quarter comprising of the relevant Trailing Twelve Quarters. The hurdle amount for incentive fee based on preincentive fee net investment income will continue to be determined on a quarterly basis and equal to 2.0% (which is 8.0% annualized) but shall be multiplied by the net asset value attributable to the Company’s common stock at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters (also referred to as “minimum income level”). The hurdle amount will be calculated after making appropriate adjustments for subscriptions (which includes all issuances by us of shares of the Company’s common stock, including issuances pursuant to the Company’s dividend reinvestment plan) and distributions that occurred during the relevant Trailing Twelve Quarters.

The calculation of preincentive fee net investment income shall continue to mean interest income, amortization of original issue discount, commitment and origination fees, dividend income and any other income (including any other fees, such as, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s administration agreement (discussed below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest. Furthermore, preincentive fee net investment income will continue to include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash.

The incentive fee based on preincentive net investment income for each quarter will be determined as follows:

•	The Investment Advisor receives no incentive fee for any calendar quarter in which the Company’s preincentive fee net investment income does not exceed the minimum income level.

•

Subject to the Incentive Fee Cap described below, the Advisor receives 100% of the Company’s preincentive fee net investment income for the Trailing Twelve Quarters with respect to that portion of the preincentive net investment income for such quarter, if any, that exceeds the minimum income level but is less than 2.5% (which is 10.0% annualized) (also referred to as the “catch-up” provision); and

•	20.0% of the Company’s preincentive fee net investment income, if any, greater than 2.5% (10.0% annualized) for the Trailing Twelve Quarters.

The amount of the incentive fee on preincentive net investment income that will be paid for a particular quarter will equal the excess of the incentive fee so calculated minus the aggregate incentive fees on preincentive net investment income that were paid in respect of the eleven calendar quarters (or if shorter, the appropriate number of quarters that have occurred since January 1, 2018) included in the relevant Trailing Twelve Quarters but not in excess of the Incentive Fee Cap (as described below).

The foregoing incentive fee will be subject to an Incentive Fee Cap (as defined below). The “Incentive Fee Cap” for any quarter is an amount equal to (a) 20% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters, minus (b) the aggregate incentive fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters. “Cumulative Net Return” means (x) preincentive net investment income in respect of the relevant Trailing Twelve Quarters minus (y) any Net Capital Loss, if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company will pay no incentive fee based on income to its Advisor for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the incentive fee based on pre-incentive net investment income that is payable to its Advisor for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an incentive fee based on preincentive net investment income to its Advisor equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the incentive fee based on preincentive net investment income that is payable to its Advisor for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an incentive fee based on income to its Advisor equal to the incentive fee calculated as described above for such quarter without regard to the Incentive Fee Cap. “Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

For the avoidance of doubt, the purpose of the Reduced Incentive Fee on Net Investment Income is to reduce aggregate incentive fees payable to Advisor by the Company, effective as of January 1, 2018. In order to ensure that the Company will pay the Advisor less aggregate fees on a cumulative basis, as calculated beginning January 1, 2018, the Company will, at the end of each quarter, also calculate the incentive fee on net investment income owed by the Company to Advisor based on the formula in place prior to January 1, 2018. If, at any time beginning January 1, 2018, the aggregate fees on a cumulative basis, as calculated based on the formula in place after January 1, 2018 after giving effect to the Incentive Fee

Waiver, would be greater than the aggregate fees on a cumulative basis, as calculated based on the formula in place prior to January 1, 2018, the Advisor shall only be entitled to the lesser of those two amounts until such time as the requisite number of shareholders approve such amended incentive fee calculation.

Incentive Fee on Net Investment Income Prior to Fee Waiver Agreement

The incentive fee on net investment income prior to the Fee Waiver Agreement was calculated and payable, quarterly in arrears based on the Company’s preincentive fee net investment income for the immediately preceding calendar quarter, subject to a cumulative total return requirement and to deferral of non-cash amounts. The preincentive fee net investment income, which was expressed as a rate of return on the value of the Company’s net assets attributable to the Company’s common stock, for the immediately preceding calendar quarter, had a 2.0% (which is 8.0% annualized) hurdle rate (also referred to as “minimum income level”). The Advisor received no incentive fee for any calendar quarter in which the Company’s preincentive fee net investment income does not exceed the minimum income level. Subject to the cumulative total return requirement described below, the Advisor receives 100% of the Company’s preincentive fee net investment income for any calendar quarter with respect to that portion of the preincentive net investment income for such quarter, if any, that exceeded the minimum income level but is less than 2.5% (which is 10.0% annualized) of net assets (also referred to as the “catch-up” provision) and 20.0% of the Company’s preincentive fee net investment income for such calendar quarter, if any, greater than 2.5% (10.0% annualized) of net assets. The foregoing incentive fee was subject to a total return requirement, which provided that no incentive fee in respect of the Company’s preincentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that was payable in a calendar quarter was limited to the lesser of (i) 20% of the amount by which the Company’s preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch- up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” was the amount, if positive, of the sum of the Company’s preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that was attributable to deferred interest (sometimes referred to as payment-in-kind interest, or PIK, or original issue discount, or OID) will be paid to Advisor, together with interest thereon from the date of deferral to the date of payment, only if and to the extent the Advisor actually received such interest in cash, and any accrual thereof was be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. There was no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there is no delay of payment if prior quarters are below the quarterly hurdle rate.

For the three months ended March 31, 2018 and 2017, the Company incurred $0 and $1,314, respectively, of incentive fees related to ordinary income, respectively. As of March 31, 2018 and December 31, 2017, $0 and $94, respectively, of such incentive fees related to previously deferred interest now received in cash are currently payable to the Advisor, and reflected in accrued expenses and other payables on the Consolidated Statements of Assets and Liabilities. As of March 31, 2018 and December 31, 2017, $972 and $972, respectively of incentive fees incurred by the Company were generated from deferred interest (i.e. PIK, certain discount accretion and deferred interest) and are not payable until such amounts are received in cash. These amounts are reflected in accrued incentive fees on the Consolidated Statements of Assets and Liabilities.

Incentive Fee on Capital Gains

The second component of the incentive fee (capital gains incentive fee) is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date). This component is equal to 20.0% of the Company’s cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of the cumulative aggregate realized capital losses and cumulative aggregate unrealized capital depreciation through the end of such year. The calculation of the capital gains incentive fee has not been modified or waived. The aggregate amount of any previously paid capital gains incentive fees is subtracted from such capital gains incentive fee calculated. There was no capital gains incentive fee payable to the Company’s Advisor under the investment management agreement as of March 31, 2018 and December 31, 2017.

GAAP Incentive Fee

GAAP requires that the incentive fee accrual considers the cumulative aggregate realized gains and losses and unrealized capital appreciation or depreciation of investments or other financial instruments, such as an interest rate derivative, in the calculation, as an incentive fee would be payable if such realized gains and losses or unrealized capital appreciation or depreciation were realized, even though such realized gains and losses and unrealized capital appreciation or depreciation is not permitted to be considered in calculating the fee actually payable under the investment management agreement (“GAAP Incentive Fee”). There can be no assurance that such unrealized appreciation or depreciation will be realized in the future. Accordingly, such fee, as calculated and accrued, would not necessarily be payable under the investment management agreement, and may never be paid based upon the computation of incentive fees in subsequent periods. For the three months ended March 31, 2018 and 2017, the Company incurred no incentive fees related to the GAAP incentive fee.

Administration Agreement

The Company has also entered into an administration agreement with the Advisor under which the Advisor will provide administrative services to the Company. Under the administration agreement, the Advisor performs, or oversees the performance of administrative services necessary for the operation of the Company, which include, among other things, being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, the Advisor assists in determining and publishing the Company’s net asset value, oversees the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. The Company will reimburse the Advisor for its allocable portion of the costs and expenses incurred by the Advisor for overhead in performance by the Advisor of its duties under the administration agreement and the investment management agreement, including facilities, office equipment and the Company’s allocable portion of cost of compensation and related expenses of the Company’s chief financial officer and chief compliance officer and their respective staffs, as well as any costs and expenses incurred by the Advisor relating to any administrative or operating services provided by the Advisor to the Company. Such costs are reflected as administrator expenses in the accompanying Consolidated Statements of Operations. Under the administration agreement, the Advisor provides, on behalf of the Company, managerial assistance to those portfolio companies to which the Company is required to provide such assistance. To the extent that the Company’s Advisor outsources any of its functions, the Company pays the fees associated with such functions on a direct basis without profit to the Advisor.

For the three months ended March 31, 2018 and 2017, the Company incurred administrator expenses of $591 and $827, respectively. As of March 31, 2018 and December 31, 2017, $84 and $13 of administrator expenses were due from the Advisor, respectively, which was included in Due from affiliate on the Consolidated Statement of Assets and Liabilities.

License Agreement

The Company and the Advisor have entered into a license agreement with THL Partners, L.P., or THL Partners, under which THL Partners has granted to the Company and the Advisor a non-exclusive, personal, revocable, worldwide, non-transferable license to use the trade name and service mark THL, which is a proprietary mark of THL Partners, for specified purposes in connection with the Company’s and the Advisor’s respective businesses. This license agreement is royalty-free, which means the Company is not charged a fee for its use of the trade name and service mark THL. The license agreement is terminable either in its entirety or with respect to the Company or the Advisor by THL Partners at any time in its sole discretion upon 60 days prior written notice, and is also terminable with respect to either the Company or the Advisor by THL Partners in the case of certain events of non-compliance. After the expiration of its first one year term, the entire license agreement is terminable by either the Company or the Advisor at the Company or its sole discretion upon 60 days prior written notice. Upon termination of the license agreement, the Company and the Advisor must cease to use the name and mark THL, including any use in the Company’s respective legal names, filings, listings and other uses that may require the Company to withdraw or replace the Company’s names and marks. Other than with respect to the limited rights contained in the license agreement, the Company and the Advisor have no right to use, or other rights in respect of, the THL name and mark. The Company is an entity operated independently from THL Partners, and third parties who deal with the Company have no recourse against THL Partners.

Managed Funds

The Advisor and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole or in part, with ours. For example, the Advisor may serve as investment adviser to one or more private funds, registered closed-end funds and collateralized loan obligations (CLO). In addition, the Company’s officers may serve in similar capacities for one or more private funds, registered closed-end funds and CLOs. The Advisor and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Advisor or its affiliates may determine that the Company should invest side- by-side with one or more other funds. The Advisor’s policies are designed to manage and mitigate the conflicts of interest associated with the allocation of investment opportunities if we are able to co-invest, either pursuant to SEC interpretive positions or an exemptive order, with other funds managed by the Advisor and its affiliates. As a result, the Advisor and/or its affiliates may face conflicts in allocating investment opportunities between us and such other entities. Although the Advisor and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures, it is possible that we may not be given the opportunity to participate in investments made by investment funds managed by the Advisor or its affiliates.

The 1940 Act generally prohibits BDCs from making certain negotiated co-investments with affiliates absent an order from the SEC permitting the BDC to do so. The SEC has granted the Company the relief it sought in an exemptive application that expands the Company’s ability to co-invest in portfolio companies with certain other funds managed by the Advisor or its affiliates (“Affiliated Funds”) in a manner consistent with the Company’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions (the “Order”). Pursuant to the Order, the Company is permitted to co-invest with Affiliated Funds if, among other things, a “required majority” (as defined in Section 57(o) of the 1940 Act) or its independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with its investment objective and strategies.

Greenway

On January 14, 2011, THL Credit Greenway Fund LLC, or Greenway, was formed as a Delaware limited liability company. Greenway is a portfolio company of the Company. Greenway is a closed-end investment fund which provides for no liquidity or redemption options and is not readily marketable. Greenway operates under a limited liability agreement dated January 19, 2011, or the Agreement. Greenway will continue in existence until January 14, 2021, subject to earlier termination pursuant to certain terms of the Agreement. The term may also be extended for up to three additional one-year periods pursuant to certain terms of the Agreement. Greenway had a two year investment period.

Greenway had $150,000 of capital committed by affiliates of a single institutional investor and is managed by the Company. The Company’s capital commitment to Greenway is $15. As of March 31, 2018, Greenway’s committed capital had been fully called. The Company’s nominal investment in Greenway is reflected in the March 31, 2018 and December 31, 2017 Consolidated Schedules of Investments.

The Company acts as the investment adviser to Greenway and is entitled to receive certain fees relating to its investment management services provided, including a base management fee, a performance fee and a portion of the closing fees on each investment transaction. As a result, Greenway is classified as an affiliate of the Company. For the three months ended March 31, 2018, the Company earned $11 in fees related to Greenway, which is included in other income from non-controlled, affiliated investments in the Consolidated Statements of Operations. For the three months ended March 31, 2017, the Company recorded a net reduction of fees of $35 related primarily to the reduction of the unrealized incentive fee related to Greenway’s portfolio performance, which is included in other income from non-controlled, affiliated investments in the Consolidated Statements of Operations. As of March 31, 2018 and December 31, 2017, $12 and $76 of fees and expenses related to Greenway, respectively, were included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

Greenway invested in securities similar to those of the Company pursuant to investment and allocation guidelines which address, among other things, the size of the borrowers, the types of transactions and the concentration and investment ratio amongst Greenway and the Company. However, the Company has the discretion to invest in other securities.

Greenway II

On January 31, 2013, THL Credit Greenway Fund II, LLC, or Greenway II LLC, was formed as a Delaware limited liability company and is a portfolio company of the Company. Greenway II LLC is a closed-end investment fund which provides for no liquidity or redemption options and is not readily marketable. Greenway II LLC operates under a limited liability agreement dated February 11, 2013, as amended, or the Greenway II LLC Agreement. Greenway II LLC will continue until October 10, 2021, subject to earlier termination pursuant to certain terms of the Greenway II LLC Agreement. The term may also be extended for up to three additional one-year periods pursuant to certain terms of the Greenway II LLC Agreement. Greenway II LLC has a two year investment period.

As contemplated in the Greenway II LLC Agreement, the Company has established a related investment vehicle and entered into an investment management agreement with an account set up by an unaffiliated third party investor to invest alongside Greenway II LLC pursuant to similar economic terms. The account is also managed by the Company. References to “Greenway II” herein include Greenway II LLC and the account of the related investment vehicle. Greenway II had $186,500 of capital commitments primarily from institutional investors. As of March 31, 2018, Greenway II’s committed capital had been fully called. The Company’s nominal investment in Greenway II is reflected in the March 31, 2018 and December 31, 2017 Consolidated Schedules of Investments.

The Company acts as the investment adviser to Greenway II and is entitled to receive certain fees relating to its investment management services provided, including a base management fee, a performance fee and a portion of the closing fees on each investment transaction. As a result, Greenway II is classified as an affiliate of the Company. For the three months ended March 31, 2018 and 2017, the Company earned $244 and $290, respectively, in fees related to Greenway II, which are included in other income from non-controlled, affiliated investments in the Consolidated Statements of Operations. As of March 31, 2018 and December 31, 2017, $250 and $301, respectively, of fees related to Greenway II were included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

Other deferred assets consist of placement agent expenses incurred in connection with the offer and sale of partnership interests in Greenway II. These amounts are capitalized when the partner signs the Greenway II subscription agreement and are recognized as an expense over the period when the Company expects to collect management fees from Greenway II. For the three months ended March 31, 2018 and 2017, the Company recognized $0 and $50, respectively, in expenses related to placement agent expenses, which are included in other general and administrative expenses in the Consolidated Statements of Operations. As of December 31, 2017, the other deferred assets were fully recognized.

Greenway II invested in securities similar to those of the Company pursuant to investment and allocation guidelines which address, among other things, the size of the borrowers, the types of transactions and the concentration and investment ratio amongst Greenway II and the Company. However, the Company has the discretion to invest in other securities.

Due To and From Affiliates

The Advisor paid certain other general and administrative expenses on behalf of the Company. As of March 31, 2018 and December 31, 2017, there were $284 and $151, respectively, due to affiliate, which was included in accrued expenses and other payables on the Consolidated Statements of Assets and Liabilities.

As of March 31, 2018 and December 31, 2017, the Advisor owed $84 and $13, respectively, of administrator expenses as a reimbursement to the Company, which was included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

The Company acts as the investment adviser to Greenway and Greenway II and is entitled to receive certain fees. As a result, Greenway and Greenway II are classified as affiliates of the Company. As of March 31, 2018 and December 31, 2017, $262 and $377 of total fees and expenses related to Greenway and Greenway II, respectively, were included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

For the Company’s controlled equity investments, as of March 31, 2018, it had $2,709 of dividends receivable from Logan JV and C&K Market, Inc., $362 of fees from OEM Group, LLC, $284 of interest from Copperweld Bimetallics, LLC and $101 of interest from Loadmaster Derrick & Equipment, Inc., included in interest, dividends, and fees receivable and $253 of fees from Tri Starr Management Services, Inc. in prepaid expenses and other assets on the Consolidated Statements of Assets and Liabilities. As of December 31, 2017, it had $3,499 of dividends receivable from Logan JV and C&K Market, Inc., $460 of interest and fees from OEM Group, LLC, $169 of interest from Copperweld Bimetallics, LLC, $95 of interest from Loadmaster Derrick & Equipment, Inc., included in interest, dividends, and fees receivable, and $316 of interest and fees from Tri Starr Management Services, Inc. in prepaid expenses and other assets, which was offset by $50 of deferred revenue in other deferred liabilities, on the Consolidated Statements of Assets and Liabilities.

5. Realized Gains and Losses on Investments, net of income tax provision

The following shows the breakdown of net realized gains and losses for the three months ended March 31, 2018 and 2017:

	For the three months ended March 31,
	2018	2017
Aerogroup International Inc. (1)	$(4,865)	$—
Charming Charlie LLC (2)	(8,369)	—
Flagship VII, Ltd.	—	(808)
Flagship VIII, Ltd.	—	(649)
Gryphon Partners 3.5, L.P.	—	589
Other	118	3

Net realized losses	$(13,116)	$(865)

(1)

During the three months ended March 31, 2018, Aerogroup International Inc. was sold through bankruptcy proceedings and the Company received $2,494 in proceeds with an additional $8,042 reflected as escrow receivable. A realized loss on the investment of $4,865 was offset by a reversal of unrealized prior period depreciation of $2,231.

(2)

During the three months ended March 31, 2018, the Company’s commitment in the DIP facilities allowed it to convert $17,893 of principal of its Pre-petition Term Loan into a DIP Roll-up Term Loan. As part of this conversion and in accordance with debt extinguishment rules under GAAP, the Company recorded a realized loss of $8,369, which was offset by a corresponding change in unrealized appreciation in the same amount. See “Consolidated Financial Statements—Consolidated Schedule of Investments as of March 31, 2018” and “Consolidated Financial Statements—Note 13. Subsequent Events”.

6. Net Increase in Net Assets Per Share Resulting from Operations

The following information sets forth the computation of basic and diluted net increase in net assets per share resulting from operations:

	For the three months ended March 31,
	2018	2017
Numerator—net increase in net assets resulting from operations:	$6,341	$5,253
Denominator—basic and diluted weighted average common shares:	32,674	32,925
Basic and diluted net increase in net assets per common share resulting from operations:	$0.19	$0.16

Diluted net increase in net assets per share resulting from operations equals basic net increase in net assets per share resulting from operations for each period because there were no common stock equivalents outstanding during the above periods.

7. Borrowings

The following shows a summary of the Company’s borrowings as of March 31, 2018 and December 31, 2017:

	As of
	March 31, 2018				December 31, 2017
Facility	Commitments	Borrowings Outstanding (1)	Weighted Average Borrowings Outstanding (2)	Weighted Average Interest Rate	Commitments	Borrowings Outstanding (3)	Weighted Average Borrowings Outstanding (4)	Weighted Average Interest Rate
Revolving Facility (5)	$275,000	$168,757	$166,884	4.34%	$275,000	$167,317	$118,021	4.03%
2021 Notes	50,000	50,000	50,000	6.75%	50,000	50,000	50,000	6.75%
2022 Notes	60,000	60,000	60,000	6.75%	60,000	60,000	60,000	6.75%

Total	$385,000	$278,757	$276,884	5.29%	$385,000	$277,317	$228,021	5.11%

(1)

As of March 31, 2018, excludes deferred financing costs of $1,102 for the 2021 Notes and $1,718 for the 2022 Notes presented as a reduction to the respective balances outstanding in the Consolidated Statements of Assets and Liabilities.

(2)	Represents the weighted average borrowings outstanding for the three months ended March 31, 2018.
(3)

As of December 31, 2017, excludes deferred financing costs of $1,177 for the 2021 Notes and $1,808 for the 2022 Notes presented as a reduction to the respective balances outstanding in the Consolidated Statements of Assets and Liabilities.

(4)	Represents the weighted average borrowings outstanding for the year ended December 31, 2017.
(5)

The Company may borrow amounts in U.S. dollars or certain other permitted currencies. As of March 31, 2018, the Company had outstanding debt denominated in Canadian Dollars (CAD) of CAD $29,389 on its Revolving Credit Facility. The CAD was converted into USD at a spot exchange rate of $0.78 CAD to $1.00 USD as of March 31, 2018. As of December 31, 2017, the Company had outstanding debt denominated in Canadian Dollars (CAD) of CAD $29,389 on its Revolving Facility. The CAD was converted into USD at a spot exchange rate of $0.80 CAD to $1.00 USD as of December 31, 2017.

Credit Facility

On December 15, 2017, the Company entered into an amendment, or the Revolving Amendment, to its existing revolving credit agreement, or Revolving Facility. The Revolving Amendment revised the Revolving Facility dated August 19, 2015 to, among other things, extend the maturity date from August 2019 to December 2022 (with a one year term out period beginning in December 2021). The one year term out period is the one year anniversary between the revolver termination date, or the end of the availability period, and the maturity date. During this time, the Company is required to make mandatory prepayments on its loans from the proceeds it receives from the sale of assets, extraordinary receipts, returns of capital or the issuances of equity or debt. The Revolving Amendment also reduced the size of the commitments from $303,500 to $275,000. The Revolving Facility, denominated in USD, has an interest rate of LIBOR plus 2.5% (with no LIBOR floor). The Revolving Facility, denominated in CAD, has an interest rate of CDOR plus 2.5% (with no CDOR floor). The non-use fee is 1.0% annually if the Company uses 35% or less of the Revolving Facility and 0.50% annually if the Company uses more than 35% of the Revolving Facility. The Company elects the LIBOR or CDOR rates on the loans outstanding on its Revolving Facility, which can have a LIBOR or CDOR period that is one, two, three or nine months. The LIBOR rate on the USD borrowings outstanding on its Revolving Facility had a one month LIBOR period as of March 31, 2018. The CDOR rate on the CAD borrowings outstanding on its Revolving Facility had a one month CDOR period as of March 31, 2018.

As of March 31, 2018, the Company had USD borrowings of $145,961 outstanding under the Revolving Facility with a weighted average interest rate of 4.38% and non-USD borrowings denominated in Canadian dollars of CAD $29,389 ($22,796 in USD) outstanding under the Revolving Facility with a weighted average interest rate of 4.09%. The borrowings denominated in CAD are translated into USD based on the spot rate at each balance sheet date. The impact resulting from changes in foreign exchange rates on the Revolving Facility borrowings is included in unrealized appreciation (depreciation) on foreign currency borrowings in our Consolidated Statements of Operations. The borrowings denominated in CAD may be positively or negatively affected by movements in the rate of exchange between the USD and CAD. This movement is beyond our control and cannot be predicted.

On December 15, 2017, in conjunction with the Revolving Amendment, the $75.0 million senior secured term loan facility, Term Loan Facility, was refinanced into the Revolving Facility and the Term Loan Facility was terminated. The Term Loan Facility previously had a maturity date of August 2021, an interest rate of LIBOR plus 2.75% (with no LIBOR Floor) and had substantially similar terms to the existing Revolving Facility (as amended by the Revolving Amendment). As of March 31, 2017, the LIBOR rate on our Senior Secured Term Loan had a one month LIBOR period.

Each of the Revolving Facility included an accordion feature permitting the Company to expand the Revolving Facility, if certain conditions are satisfied; provided, however, that the aggregate amount of the Revolving Facility, collectively, is capped. The Second Revolving Amendment revised the cap from $600,000 to $500,000.

The Revolving Facility generally requires payment of interest on a quarterly basis for ABR loans (commonly based on the Prime Rate or the Federal Funds Rate), and at the end of the applicable interest period for Eurocurrency loans bearing interest at LIBOR, the interest rate benchmark used to determine the variable rates paid on the Revolving Facility. All outstanding principal is due upon each maturity date. The Revolving Facility also require a mandatory prepayment of interest and principal upon certain triggering events (including, without limitation, the disposition of assets or the issuance of certain securities).

Borrowings under the Revolving Facility are subject to, among other things, a minimum borrowing/collateral base. The Revolving Facility have certain collateral requirements and/or covenants, including, but not limited to covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and its subsidiaries, and (e) compliance with certain financial maintenance standards including (i) minimum stockholders’ equity, (ii) a ratio of total assets (less total liabilities not represented by senior securities) to the aggregate amount of senior securities representing indebtedness, of the Company and its consolidated subsidiaries, of not less than 2.00, (iii) minimum liquidity, (iv) minimum net worth, and (v) a consolidated interest coverage ratio. In addition to the financial maintenance standards, described in the preceding sentence, borrowings under the Revolving Facility (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company’s portfolio.

The credit agreement governing the Revolving Facility also includes default provisions such as the failure to make timely payments under the Revolving Facility, the occurrence of a change in control, and the failure by the Company to materially perform under the operative agreements governing the Revolving Facility, which, if not complied with, could, at the option of the lenders under the Revolver Facility, accelerate repayment under the Revolving Facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. The Company cannot be assured that it will be able to borrow funds under the Revolving Facility at any particular time or at all. The Company is currently in compliance with all financial covenants under the Revolving Facility.

For the three months ended March 31, 2018, the Company borrowed $13,500 and repaid $11,400 under the Revolving Facility. For the three months ended March 31, 2017, the Company borrowed $39,360 (includes CAD $29,389 converted to USD $22,036) and repaid $14,500 under the Revolving Facility.

As of March 31, 2018 and December 31, 2017, the carrying amount of the Company’s outstanding Revolving Facility approximated fair value. The fair values of the Company’s Revolving Facility are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s Revolving Facility is estimated based upon market interest rates and entities with similar credit risk. As of March 31, 2018 and December 31, 2017, the Revolving Facility would be deemed to be Level 3 of the fair value hierarchy.

Interest expense and related fees, excluding amortization of deferred financing costs, of $1,705 were incurred in connection with the Revolving Facility for the three months ended March 31, 2018. Interest expense and related fees, excluding amortization of deferred financing costs, of $2,016 were incurred in connection with the Revolving Facility and previously outstanding Term Loan for the three months ended March 31, 2017. Amortization of deferred financing costs of $144 and $236, respectively, were incurred in connection with the Facilities for the three months ended March 31, 2018 and 2017. As of March 31, 2018, the Company had $2,746 of deferred financing costs related to the Revolving Facility, which is presented as an asset. As of December 31, 2017, the Company had $2,890 of deferred financing costs related to the Revolving Facility, which is presented as an asset.

In accordance with the 1940 Act, with certain exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. The asset coverage as of March 31, 2018 was in excess of 200%. However, recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur under the 1940 Act from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the legislation, the Company will be allowed to increase its leverage capacity if shareholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If the Company receives shareholder approval, it would be allowed to increase our leverage capacity on the first day after such approval. Alternatively, the legislation allows the majority of the Company’s independent directors to approve an increase in its leverage capacity, and such approval would become effective after one year. In either case, the Company would be required to make certain disclosures on its website and in SEC filings regarding, among other things, the receipt of approval to increase its leverage, its leverage capacity and usage, and risks related to leverage. As a result of this legislation, the Company may be able to increase its leverage up to an amount that reduces its asset coverage ratio from 200% to 150% if it receives the necessary approval and amends the Revolving Facility and Notes as described below.

Notes

In December 2014, the Company completed a public offering of $50,000 in aggregate principal amount of 6.75% notes due 2021, or the 2021 Notes. The 2021 Notes mature on November 15, 2021, and may be redeemed in whole or in part at any time or from time to time at our option on or after November 15, 2017. The 2021 Notes bear interest at a rate of 6.75% per year payable quarterly on March 30, June 30, September 30 and December 30, of each year, beginning December 30, 2014 and trade on the New York Stock Exchange under the trading symbol “TCRX”.

In December 2015 and November 2016, the Company completed a public offering of $35,000 and $25,000, respectively, in aggregate principal amount of 6.75% notes due 2022, or the 2022 Notes. The 2022 Notes mature on December 30, 2022, and may be redeemed in whole or in part at any time or from time to time at our option on or after December 30, 2018. The 2022 Notes bear interest at a rate of 6.75% per year payable quarterly on March 30, June 30, September 30 and December 30, of each year, beginning March 30, 2016 and trade on the New York Stock Exchange under the trading symbol “TCRZ”.

The 2021 Notes and the 2022 Notes are collectively referred to as the Notes.

As of March 31, 2018, the carrying amount and fair value of our Notes was $110,000 and $112,000, respectively. As of December 31, 2017, the carrying amount and fair value of our Notes was $110,000 and $112,652, respectively. The fair value of our Notes are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Notes is based on the closing price of the security, which is a Level 2 input under ASC 820 due to the trading volume.

In connection with the issuance of the Notes, the Company incurred $4,682 of fees and expenses. Any of these deferred financing costs are presented as a reduction to the Notes payable balance and are being amortized using the effective yield method over the term of the Notes. For the three months ended March 31, 2018 and 2017, the Company amortized approximately $165 and $164 of deferred financing costs, respectively, which is reflected in amortization of deferred financing costs on the Consolidated Statements of Operations. As of March 31, 2018 and December 31, 2017, the Company had $2,820 and $2,895 remaining deferred financing costs on the Notes, which reduced the notes payable balance on the Consolidated Statements of Assets and Liabilities.

For the three months ended March 31, 2018 and 2017, the Company incurred interest expense on the Notes of $1,856 and $1,856, respectively.

The indenture and supplements thereto relating to the Notes contain certain covenants, including but not limited to (i) an inability to incur additional borrowings, including through the issuance of additional debt or the sale of additional debt securities unless the Company’s asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing and (ii) if we are not subject to the reporting requirements under the Securities and Exchange Act of 1934 to file periodic reports with the SEC we will provide interim and consolidated financial information to the holders of the Notes and the trustee.

8. Interest Rate Derivative

On May 10, 2012, the Company entered into a five-year interest rate swap agreement, or swap agreement, with ING Capital Markets, LLC that expired on May 10, 2017. Under the swap agreement, with a notional value of $50,000, the Company paid a fixed rate of 1.1425% and received a floating rate based upon the current three-month LIBOR rate. The Company entered into the swap agreement to manage interest rate risk and not for speculative purposes.

The Company recorded the change in valuation of the swap agreement in unrealized appreciation (depreciation) as of each measurement period. When the quarterly interest rate swap amounts were paid or received under the swap agreement, the amounts were recorded as a realized gain (loss) through interest rate derivative periodic interest payments, net on the Consolidated Statement of Operations.

The Company recognized a realized loss for the three months ended March 31, 2017 of $33, which is reflected as interest rate derivative periodic interest payments, net on the Consolidated Statements of Operations.

For the three months ended March 31, 2017, the Company recognized $36 of net change in unrealized depreciation from the swap agreement, which is presented under net change in unrealized appreciation (depreciation) on interest rate derivative in the Consolidated Statements of Operations.

9. Contractual Obligations and Off-Balance Sheet Arrangements

From time to time, the Company, or the Advisor, may become party to legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Company’s rights under contracts with its portfolio companies. Neither the Company, nor the Advisor, is currently subject to any material legal proceedings.

Unfunded commitments to provide funds to portfolio companies are not reflected on the Company’s Consolidated Statements of Assets and Liabilities. The Company’s unfunded commitments may be significant from time to time. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that the Company holds. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. The Company intends to use cash flow from normal and early principal repayments and proceeds from borrowings and offerings to fund these commitments.

As of March 31, 2018 and December 31, 2017, the Company has the following unfunded commitments to portfolio companies:

	As of
	March 31, 2018	December 31, 2017
Unfunded delayed draw facilities
Charming Charlie, LLC	$894	$4,474

	894	4,474
Unfunded revolving commitments
Hansons Window & Construction, Inc.	241	256
HealthDrive Corporation	250	850
Holland Intermediate Acquisition Corp.	3,000	3,000
The John Gore Organization, Inc.	800	800
Loadmaster Derrick & Equipment, Inc.	—	60
OEM Group, LLC	155	940
Togetherwork Holdings, LLC	—	116
Tri Starr Management Services, Inc.	503	549
Sciens Building Solutions, LLC	2,140	2,055
SPST Holdings, LLC	755	755
Whitney, Bradley & Brown, Inc.	104	117

	7,948	9,498
Unfunded commitments to investments in funds
Freeport Financial SBIC Fund LP	680	680
Gryphon Partners 3.5, L.P.	380	380

	1,060	1,060

Total unfunded commitments	$9,902	$15,032

The changes in fair value of the Company’s unfunded commitments are considered to be immaterial as the yield determined at the time of underwriting is expected to be materially consistent with the yield upon funding. The Company will fund its unfunded commitments from the same sources it uses to fund its investment commitments that are funded at the time they are made (which are typically existing cash and cash equivalents and borrowings under the Revolving Facility). The Company manages its liquidity to ensure that it has available capital to fund its unfunded commitments as necessary.

10. Distributions

The Company has elected to be taxed as a RIC under Subchapter M of the Code. In order to maintain its status as a RIC, it is required to distribute annually to its stockholders at least 90% of its investment company taxable income, as defined by the Code. To avoid a 4% excise tax on undistributed earnings, the Company is required to distribute each calendar year the sum of (i) 98% of its ordinary income for such calendar year (ii) 98.2% of its net capital gains for the one-year period ending October 31 of that calendar year (iii) any income recognized, but not distributed, in preceding years and on which the Company paid no federal income tax. The Company intends to make distributions to stockholders on a quarterly basis of substantially all of its net investment income. In addition, although the Company intends to make distributions of net realized capital gains, if any, at least annually, out of assets legally available for such distributions, it may in the future decide to retain such capital gains for investment.

In addition, the Company may be limited in its ability to make distributions due to the BDC asset coverage test for borrowings applicable to the Company as a BDC under the 1940 Act.

The following table summarizes the Company’s distributions declared and paid or to be paid on all shares, including distributions reinvested, if any:

Date Declared	Record Date	Payment Date	Amount Per Share
August 5, 2010	September 2, 2010	September 30, 2010	$0.05
November 4, 2010	November 30, 2010	December 28, 2010	$0.10
December 14, 2010	December 31, 2010	January 28, 2011	$0.15
March 10, 2011	March 25, 2011	March 31, 2011	$0.23
May 5, 2011	June 15, 2011	June 30, 2011	$0.25
July 28, 2011	September 15, 2011	September 30, 2011	$0.26
October 27, 2011	December 15, 2011	December 30, 2011	$0.28
March 6, 2012	March 20, 2012	March 30, 2012	$0.29
March 6, 2012	March 20, 2012	March 30, 2012	$0.05
May 2, 2012	June 15, 2012	June 29, 2012	$0.30
July 26, 2012	September 14, 2012	September 28, 2012	$0.32
November 2, 2012	December 14, 2012	December 28, 2012	$0.33
December 20, 2012	December 31, 2012	January 28, 2013	$0.05
February 27, 2013	March 15, 2013	March 29, 2013	$0.33
May 2, 2013	June 14, 2013	June 28, 2013	$0.34
August 2, 2013	September 16, 2013	September 30, 2013	$0.34
August 2, 2013	September 16, 2013	September 30, 2013	$0.08
October 30, 2013	December 16, 2013	December 31, 2013	$0.34
March 4, 2014	March 17, 2014	March 31, 2014	$0.34
May 7, 2014	June 16, 2014	June 30, 2014	$0.34
August 7, 2014	September 15, 2014	September 30, 2014	$0.34
November 4, 2014	December 15, 2014	December 31, 2014	$0.34
March 6, 2015	March 20, 2015	March 31, 2015	$0.34
May 5, 2015	June 15, 2015	June 30, 2015	$0.34
August 4, 2015	September 15, 2015	September 30, 2015	$0.34
November 3, 2015	December 15, 2015	December 31, 2015	$0.34
March 8, 2016	March 21, 2016	March 31, 2016	$0.34
May 3, 2016	June 15, 2016	June 30, 2016	$0.34
August 2, 2016	September 15, 2016	September 30, 2016	$0.34
November 8, 2016	December 15, 2016	December 30, 2016	$0.27
March 7, 2017	March 20, 2017	March 31, 2017	$0.27
May 2, 2017	June 15, 2017	June 30, 2017	$0.27
August 1, 2017	September 15, 2017	September 29, 2017	$0.27
November 7, 2017	December 15, 2017	December 29, 2017	$0.27
March 2, 2018	March 20, 2018	March 30, 2018	$0.27
May 1, 2018	June 15, 2018	June 29, 2018	$0.27

The Company may not be able to achieve operating results that will allow it to make distributions at a specific level or to increase the amount of these distributions from time to time. If the Company does not distribute a certain percentage of its income annually, it will suffer adverse tax consequences, including possible loss of its status as a regulated investment company. The Company cannot assure stockholders that they will receive any distributions at a particular level.

The Company maintains an “opt in” dividend reinvestment plan for our common stockholders. As a result, unless stockholders specifically elect to have their dividends automatically reinvested in additional shares of common stock, stockholders will receive all such dividends in cash. There were $0 and $3 of dividends reinvested for the three months ended March 31, 2018 and 2017.

Under the terms of the Company’s dividend reinvestment plan, dividends will primarily be paid in newly issued shares of common stock. However, the Company reserves the right to purchase shares in the open market in connection with the implementation of the plan. This feature of the plan means that, under certain circumstances, the Company may issue shares of our common stock at a price below net asset value per share, which could cause our stockholders to experience dilution.

Distributions in excess of our current and accumulated profits and earnings would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions will be made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. If the Company had determined the tax attributes of its 2018 distributions as of March 31, 2018, 100% would be from ordinary income, 0% would be from capital gains and 0% would be a return of capital. Each year, a statement on Form 1099-DIV identifying the source of the distribution will be mailed to the Company’s stockholders of record.

The Company may generate qualified interest income and short-term capital gains that may be exempt from United States withholding tax on foreign accounts. A regulated investment company, or RIC, is permitted to designate distributions in the form of dividends that represent interest income (commonly referred to as qualified interest income) and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. stockholders with proper documentation.

11. Financial Highlights

	For the three months ended March 31,
	2018	2017
Per Share Data(1):
Net asset value attributable to THL Credit, Inc., beginning of period	$10.51	$11.82
Net investment income, after taxes(2)	0.27	0.29
Net realized loss on investments(2)	(0.40)	(0.03)
Net change in unrealized appreciation (depreciation) on investments(2)(5)	0.33	(0.10)

Net increase in net assets resulting from operations	0.20	0.16
Distributions to stockholders from net investment income	(0.27)	(0.27)

Net asset value attributable to THL Credit, Inc., end of period	$10.44	$11.71

Per share market value at end of period	$7.77	$9.96
Total return(3)(6)	-11.16%	2.20%
Shares outstanding at end of period	32,674	32,926
Ratio/Supplemental Data:
Net assets at end of period, attributable to THL Credit Inc.	$341,092	$385,396
Ratio of total expenses to average net assets, attributable to THL Credit, Inc.(4)(7)	9.24%	10.51%
Ratio of net investment income to average net assets, attributable to THL Credit, Inc.(7)	10.55%	10.33%
Portfolio turnover, attributable to THL Credit, Inc.	1.31%	1.73%

(1)	Includes the cumulative effect of rounding.
(2)	Calculated based on weighted average common shares outstanding.
(3)

Total return is based on the change in market price per share during the period. Total return takes into account dividends and distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan.

(4)

For the three months ended March 31, 2018 and 2017, the ratio components included 2.75% and 2.68% of base management fee, 0.00% and 1.35% of net incentive fee, 4.59% and 4.49% of the cost of borrowing, 1.83% and 1.88% of other operating expenses, and 0.07% and 0.11% of the impact of all taxes, respectively.

(5)	Includes the net change in unrealized appreciation (depreciation) on foreign currency transactions.
(6)	Not annualized.
(7)	Annualized, except for taxes and the related impact of incentive fees.

12. Stock Repurchase Program

On March 7, 2017 our board of directors authorized a $20,000 stock repurchase program, which was extended on March 2, 2018. Unless extended by its board of directors, the stock repurchase program will expire on March 2, 2019 and may be modified or terminated at any time for any reason without prior notice. The Company has provided its stockholders with notice of its ability to repurchase shares of its common stock in accordance with 1940 Act requirements. The Company will retire immediately all such shares of common stock that it purchases in connection with the stock repurchase program.

For the three months ended March 31, 2018 and 2017, there were no stock repurchases.

13. Subsequent Events

From April 1, 2018 through May 2, 2018, the Company made follow-on investments of $8,466 at a combined weighted average yield based upon cost at the time of the investment of 7.7%.

On April 24, 2018, Charming Charlie LLC emerged from Chapter 11 bankruptcy proceedings whereby the Company converted its DIP facilities, Pre-petition Term Loan and DIP Roll-up Term Loan into two new exit first lien term loans and a non-controlling common equity interest (the Company and other funds managed by the Advisor collectively have a controlling equity interest in Charming Charlie, LLC). On the same date, the Company funded $894 of the remaining unfunded commitments under its DIP facilities and used an additional $2,236 to purchase another lender’s existing DIP revolving credit facility, all of which converted to the exit first lien term loans. As a result of these transactions, the Company’s debt investment in Charming Charlie is comprised of $24,601 in the exit first lien term loans. In addition, the Company provided $8,946 of commitments under a vendor financing facility.

On May 1, 2018, the Company received proceeds of $26,632 from the repayment of its subordinated debt and realization of its preferred equity interest in A10 Capital, LLC, which included prepayment premiums of $264.

On May 1, 2018, the Company’s board of directors declared a dividend of $0.27 per share payable on June 29, 2018 to stockholders of record at the close of business on June 15, 2018.

Schedule 12-14

THL Credit, Inc. and Subsidiaries

Schedule of Investments in and Advances to Affiliates

(dollar amounts in thousands)

(unaudited)

Type of Investment/Portfolio company (1)(2)	Principal/No. of Shares /No. of Units	Purchases	Sales	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Dividends/ Interest Income/ Other Income	Fair Value at March 31, 2018
Control Investments
—48.57% of net asset value
Control Investments - Majority Owned
—43.42% of net asset value
First lien senior secured debt
—11.89% of net asset value
Northeast
—1.73% of net asset value
Tri Starr Management Services, Inc. - LIFO revolving loan 8.3% (ABR + 3.8%) due 9/30/2018	$46	$77	$(77)	$—	$—	$4	$46
Tri Starr Management Services, Inc. - Non LIFO revolving loan 6.6% (LIBOR + 4.8%) cash due 9/30/2018	669	—	—	—	(21)	32	669
Tri Starr Management Services, Inc. - Tranche 1-A term loan 6.6% (LIBOR + 4.8%) cash due 9/30/2018	291	—	—	—	(11)	16	291
Tri Starr Management Services, Inc. - Tranche 1-B term loan 6.6% (LIBOR + 4.8%) cash due 9/30/2018	2,545	—	—	—	(98)	136	2,545
Tri Starr Management Services, Inc. - Tranche 2 term loan 10% PIK due 9/30/2018	1,613	—	—	—	(52)	92	1,613
Tri Starr Management Services, Inc. - Tranche 3 term loan 10% PIK due 9/30/2018 (3)	1,076	—	—	—	281	—	753
Tri Starr Management Services, Inc. - Tranche 4 term loan 5% PIK due 9/30/2018 (3)	3,282	—	—	—	—	—	—

Subtotal Northeast	$9,522	$77	$(77)	$—	$99	$280	$5,917

Southeast
—2.09% of net asset value
Loadmaster Derrick & Equipment, Inc. - Senior secured revolving term loan 12.6% (LIBOR+ 10.3%) due 12/31/2020	$3,300	$60	$—	$—	$—	$98	$3,300
Loadmaster Derrick & Equipment, Inc. - Senior secured term loan 11.9% (LIBOR + 10.3% PIK) (3) due 12/31/2020	8,078	—	—	—	26	—	3,837
Loadmaster Derrick & Equipment, Inc. - Senior secured term loan 13.7% (LIBOR + 12% PIK) (3) due 12/31/2020	1,824	—	—	—	—	—	—

Subtotal Southeast	$13,202	$60	$—	$—	$26	$98	$7,137

Southwest
—8.07% of net asset value
OEM Group, LLC - Senior secured term loan 11.4% (LIBOR+9.5%) cash due 2/15/2019	$18,703	$—	$—	$—	$—	$519	$18,703
OEM Group, LLC - Senior secured revolving term loan 11.4% (LIBOR+9.5%) cash due 2/15/2019	8,845	785	—	—	(3)	232	8,845

Subtotal Southwest	$27,548	$785	$—	$—	$(3)	$751	$27,548

Subtotal first lien senior secured debt	$50,272	$922	$(77)	$—	$122	$1,129	$40,602

Type of Investment/Portfolio company (1)(2)	Principal/No. of Shares /No. of Units	Purchases	Sales	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Dividends/ Interest Income/ Other Income	Fair Value at March 31, 2018

Second lien debt
—1.59% of net asset value
Southeast
—1.59% of net asset value
Copperweld Bimetallics, LLC - 12% cash due 10/5/2021	$5,415	$—	$—	$—	$—	$162	$5,415

Subtotal Southeast	$5,415	$—	$—	$—	$—	$162	$5,415

Subtotal second lien debt	$5,415	$—	$—	$—	$—	$162	$5,415

Equity Investments
—8.73% of net asset value
Northeast
—2.63% of net asset value
Tri Starr Management Services, Inc. (6)	0.72	$—	$—	$—	$2,041	$50	$9,009

Subtotal Northeast		$—	$—	$—	$2,041	$50	$9,009

Southeast
—4.03% of net asset value
Copperweld Bimetallics, LLC (5)	677	$—	$—	$—	$—	$116	$3,920
Copperweld Bimetallics, LLC (6)	609,230	—	—	—	650	—	9,843
Loadmaster Derrick & Equipment, Inc. (5)	12,131	—	—	—	—	—	—
Loadmaster Derrick & Equipment, Inc. (6)	2,956	—	—	—	—	—	—

Subtotal Southeast		$—	$—	$—	$650	$116	$13,763

Southwest
—2.06% of net asset value
OEM Group, LLC (5)	10,000	$—	$—	$—	$(3,814)	$—	$7,028

Subtotal Southwest		$—	$—	$—	$(3,814)	$—	$7,028

Subtotal equity investments		$—	$—	$—	$(1,123)	$166	$29,800

Investments in funds
—21.22% of net asset value
Northeast
—21.22% of net asset value
THL Credit Logan JV LLC (4) (7)		$6,400	$—	$96	$680	$2,304	$72,489

Subtotal investments in funds		$6,400	$—	$96	$680	$2,304	$72,489

Total Control Investments - Majority Owned		$7,322	$(77)	$96	$(321)	$3,761	$148,306

Control Investments - Less Than Majority Owned
—5.15% of net asset value
Equity Investments
Northwest
—5.15% of net asset value
C&K Market, Inc. (6)	1,992,365	$—	$—	$—	$—	$347	$7,617
C&K Market, Inc. due 7/1/2024 (5)	1,992,365	—	—	—	—	—	9,962

Subtotal Northwest		$—	$—	$—	$—	$347	$17,579

Subtotal equity investments		$—	$—	$—	$—	$347	$17,579

Total Control Investments - Less Than Majority Owned		$—	$—	$—	$—	$347	$17,579

Total Control Investments		$7,322	$(77)	$96	$(321)	$4,108	$165,885

Type of Investment/Portfolio company (1)(2)	Principal/No. of Shares /No. of Units	Purchases	Sales	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Dividends/ Interest Income/ Other Income	Fair Value at March 31, 2018

Non-controlled, affiliated Investments
—0.00% of net asset value
Investments in funds
—0.00% of net asset value
Northeast
—0.00% of net asset value
THL Credit Greenway Fund LLC (4) (8)		$—	$—	$—	$—	$11	$1
THL Credit Greenway Fund II LLC (4) (8)		—	—	—	—	244	$3

Subtotal Northeast		$—	$—	$—	$—	$255	$4

Subtotal investments in funds		$—	$—	$—	$—	$255	$4

Total Affiliate Investments		$—	$—	$—	$—	$255	$4

Total Control and Affiliate Investments— 48.57% of net asset value		$7,322	$(77)	$96	$(321)	$4,363	$165,889

(1)

The principal amount and ownership detail as shown in the Consolidated Schedule of Investments as of March 31, 2018. Unless otherwise noted, all investments are valued using significant unobservable inputs.

(2)

Variable interest rate investments bear interest in reference to London Interbank offer rate, or LIBOR, Canadian Dollar offer rate, or CDOR, or Alternate Base Rate, or ABR, which are effective as of March 31, 2018. LIBOR loans and CDOR loans are typically indexed to 30-day, 60-day, 90-day or 180-day LIBOR or CDOR rates, at the borrower’s option, and ABR rates are typically indexed to the current prime rate or federal funds rate. Each of LIBOR, CDOR and ABR rates may be subject to interest floors. As of March 31, 2018, the 30-day, 60-day, 90-day and 180-day LIBOR rates were 1.88%, 2.00%, 2.31% and 2.45%, respectively. As of March 31, 2018, the 30-day, 60-day, 90-day and 180-day CDOR rates were 1.63%, 1.67%, 1.73% and 1.89%, respectively.

(3)	Loan was on non-accrual as of March 31, 2018.
(4)	Investment is measured at fair value using net asset value.
(5)	Preferred Stock.
(6)	Common stock and member interest.
(7)

Together with Perspecta Trident LLC, or Perspecta, an affiliate of Perspecta Trust LLC, the Company invests in THL Credit Logan JV LLC, of Logan JV. Logan JV is capitalized through equity contributions from its members and investment decisions must be unanimously approved by the Logan JV investment committee consisting of one representative from each of the Company and Perspecta.

(8)

Income includes certain fees relating to investment management services provided by the Company, including a base management fee, a performance fee and a portion of the closing fees on each investment transaction.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of THL Credit, Inc.:

Opinions on the Financial Statements and Internal Control over Financial Reporting

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of THL Credit, Inc. and its subsidiaries (the “Company”) as of December 31, 2017 and 2016, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2017, including the related notes and financial statement schedule appearing on pages F-74-F-77 of the prospectus (collectively referred to as the “consolidated financial statements”). We also have audited the Company’s internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control - Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of their operations, changes in their net assets and their cash flows for each of the three years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control - Integrated Framework (2013) issued by the COSO.

Basis for Opinions

The Company’s management is responsible for these consolidated financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in Management’s Report on Internal Control over Financial Reporting appearing on page 223 of the prospectus. Our responsibility is to express opinions on the Company’s consolidated financial statements and on the Company’s internal control over financial reporting based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud, and whether effective internal control over financial reporting was maintained in all material respects.

Our audits of the consolidated financial statements included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 and 2016 by correspondence with the custodian, portfolio company investees and agent banks; when replies were not received, we performed other auditing procedures. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

Definition and Limitations of Internal Control over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

March 6, 2018

We have served as the Company’s auditor since 2010.

THL Credit, Inc. and Subsidiaries

Consolidated Statements of Assets and Liabilities

(in thousands, except per share data)

	December 31, 2017	December 31, 2016
Assets:
Investments at fair value:
Non-controlled, non-affiliated investments (cost of $484,816 and $519,837, respectively)	$449,951	$501,992
Controlled investments (cost of $155,547 and $150,765, respectively)	158,736	167,207
Non-controlled, affiliated investments (cost of $4 and $4, respectively)	4	4
Cash	3,617	6,376
Interest, dividends, and fees receivable	7,835	9,041
Deferred financing costs	2,890	2,527
Deferred tax assets	2,661	2,442
Prepaid expenses and other assets	1,583	1,225
Due from affiliate	407	590

Total assets	$627,684	$691,404

Liabilities:
Loans payable ($167,317 and $182,862 face amounts, respectively, reported net of deferred financing costs of $0 and $1,207, respectively. See Note 7)	$167,317	$181,655
Notes payable ($110,000 and $110,000 face amounts, respectively, reported net of deferred financing costs of $2,985 and $3,653, respectively. See Note 7)	107,015	106,347
Deferred tax liability	2,336	4,518
Accrued incentive fees	972	3,243
Base management fees payable	2,556	2,608
Accrued expenses and other payables	2,829	1,701
Accrued interest and fees	551	961
Other deferred liabilities	79	501
Interest rate derivative	—	50

Total liabilities	283,655	301,584
Commitments and contingencies (Note 9)
Net Assets:
Common stock, par value $.001 per share, 100,000 common shares authorized, 32,674 and 32,925 shares issued and outstanding at December 31, 2017 and December 31, 2016, respectively	33	33
Paid-in capital in excess of par	434,197	437,623
Net unrealized depreciation on investments, net of provision for taxes of $1,511 and $3,656, respectively	(34,660)	(5,197)
Net unrealized depreciation on interest rate derivative	—	(50)
Accumulated net realized losses	(67,393)	(51,732)
Accumulated undistributed net investment income	11,150	8,428

Total net assets attributable to THL Credit, Inc.	343,327	389,105
Net assets attributable to non-controlling interest	702	715

Total net assets	$344,029	$389,820

Total liabilities and net assets	$627,684	$691,404

Net asset value per share attributable to THL Credit, Inc.	$10.51	$11.82

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Statements of Operations

(in thousands, except per share data)

	For the years ended December 31,
	2017	2016	2015
Investment Income:
From non-controlled, non-affiliated investments:
Interest income	$53,842	$66,077	$82,489
Dividend income	139	186	408
Other income	2,302	1,867	3,482
From non-controlled, affiliated investments:
Other income	1,089	1,588	2,228
From controlled investments:
Interest income	7,511	3,645	949
Dividend income	13,376	10,972	4,489
Other income	514	250	150

Total investment income	78,773	84,585	94,195
Expenses:
Interest and fees on borrowings	16,007	14,146	12,566
Base management fees	10,389	10,998	11,825
Incentive fees	3,185	4,461	11,894
Administrator expenses	2,869	3,625	3,677
Other general and administrative expenses	1,953	2,171	2,604
Amortization of deferred financing costs	2,748	2,071	1,894
Professional fees	1,858	1,531	1,518
Directors’ fees	693	727	888

Total expenses before incentive fee waivers	39,702	39,730	46,866
Incentive fee waiver	(811)	—	—

Total expenses, net of incentive fee waivers	38,891	39,730	46,866
Income tax provision (benefit), excise and other taxes	168	155	(243)

Net investment income	39,714	44,700	47,572
Realized Gain (Loss) and Change in Unrealized Appreciation on Investments:
Net realized (loss) gain on investments:
Non-controlled, non-affiliated investments	(21,820)	(27,935)	170
Controlled investments	4,582	(10,914)	20
Foreign currency transactions	(69)	—	—

Net realized (loss) gain on investments	(17,307)	(38,849)	190

Net change in unrealized (depreciation) appreciation on investments:
Non-controlled, non-affiliated investments	(17,007)	(8,250)	(15,784)
Controlled investments	(13,253)	19,391	(2,091)
Translation of assets and liabilities in foreign currencies	(1,346)	—	—

Net change in unrealized (depreciation) appreciation on investments	(31,606)	11,141	(17,875)
Net change in unrealized (depreciation) appreciation attributable to non-controlling interests	(13)	140	—

Net realized and unrealized loss from investments	(48,926)	(27,568)	(17,685)
Provision for taxes on realized gain on investments	(842)	—	—
Benefit (provision) for taxes on unrealized gain on investments	2,146	137	(1,234)

Benefit (provision) for taxes on realized and unrealized gain on investments	1,304	137	(1,234)
Interest rate derivative periodic interest payments, net	(46)	(276)	(443)
Net change in unrealized appreciation on interest rate derivative	50	156	7

Net (decrease) increase in net assets resulting from operations	$(7,904)	$17,149	$28,217

Net investment income per common share:
Basic and diluted	$1.21	$1.35	$1.41
Net (decrease) increase in net assets resulting from operations per common share:
Basic and diluted	$(0.24)	$0.51	$0.84
Dividends declared and paid	$1.08	$1.29	$1.36
Weighted average shares of common stock outstanding:
Basic and diluted	32,797	33,197	33,637

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Statements of Changes in Net Assets

(in thousands)

	For the years ended December 31,
	2017	2016	2015
Increase in net assets from operations:
Net investment income	$39,714	$44,700	$47,572
Net realized loss on investments	(17,307)	(38,849)	190
Net change in unrealized appreciation on investments	(31,606)	11,141	(17,875)
Provision for taxes on realized gain on investments	(842)	—	(8)
Net change in unrealized (depreciation) appreciation attributable to non-controlling interests	(13)	140	—
Benefit (provision) for taxes on unrealized gain (loss) on investments	2,146	137	(1,226)
Interest rate derivative periodic interest payments, net	(46)	(276)	(443)
Net change in unrealized appreciation on interest rate derivative	50	156	7

Net (decrease) increase in net assets resulting from operations	(7,904)	17,149	28,217
Distributions to stockholders:
Distributions to stockholders from net investment income	(35,397)	(42,770)	(45,649)

Total distributions to stockholders	(35,397)	(42,770)	(45,649)
Capital share transactions:
Issuance of common stock from reinvestment of dividend	3	3	—
Repurchase of common stock	(2,493)	(4,037)	(7,290)

Net decrease in net assets from capital share transactions	(2,490)	(4,034)	(7,290)

Total decrease in net assets, before non-controlling interest	(45,791)	(29,655)	(24,722)
Increase in non-controlling interest	—	576	—

Total decrease in net assets	(45,791)	(29,079)	(24,722)
Net assets at beginning of period	389,820	418,899	443,621

Net assets at end of period	$344,029	$389,820	$418,899

Common shares outstanding at end of period	32,674	32,925	33,311

Capital share activity:
Shares issued from reinvestment of dividend	—	—	—
Shares repurchased	252	386	594

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(in thousands)

	For the years ended December 31,
	2017	2016	2015
Cash flows from operating activities:
Net (decrease) increase in net assets resulting from operations	$(7,904)	$17,149	$28,217
Adjustments to reconcile net (decrease) increase in net assets resulting from operations to net cash provided by operating activities:
Net change in unrealized depreciation (appreciation) on investments	31,620	(11,281)	17,875
Net change in unrealized appreciation on interest rate derivative	(50)	(156)	(7)
Net realized loss on investments	18,337	39,073	26
Net realized gain on foreign exchange currency transactions	(5)	—	—
Increase in investments due to PIK	(2,502)	(2,084)	(4,543)
Amortization of deferred financing costs	2,748	2,071	1,894
Accretion of discounts on investments and other fees	(4,620)	(4,321)	(3,279)
Changes in operating assets and liabilities:
Purchases of investments	(112,881)	(133,328)	(184,137)
Proceeds from sale and paydown of investments	132,043	197,454	203,250
Decrease (increase) in interest, dividends and fees receivable	1,206	(1,981)	(839)
Decrease in due from affiliate	183	96	530
(Increase) decrease in prepaid expenses and other assets	(125)	(12)	139
Increase in deferred tax asset	(219)	(1,324)	(833)
Increase (decrease) in accrued expenses and other payables	923	36	(261)
(Decrease) increase in accrued credit facility fees and interest	(410)	476	(91)
(Decrease) increase in deferred tax liability	(2,182)	637	1,316
(Decrease) increase in base management fees payable	(52)	(336)	134
(Decrease) increase in other deferred liabilities	(422)	91	(1,008)
(Decrease) increase in accrued incentive fees payable, net	(2,271)	(1,000)	68

Net cash provided by operating activities	53,417	101,260	58,451
Cash flows from financing activities:
Repurchase of common stock	(2,493)	(4,037)	(7,290)
Borrowings under credit facility	103,360	140,249	166,250
Repayments under credit facility	(120,250)	(216,039)	(202,450)
Issuance of notes	—	25,000	35,000
Issuance of shares of common stock from dividend reinvestment	3	3	—
Distributions paid to stockholders	(35,397)	(42,770)	(45,649)
Financing and offering costs paid	(1,399)	(1,140)	(3,118)

Net cash used in financing activities	(56,176)	(98,734)	(57,257)

Net (decrease) increase in cash	(2,759)	2,526	1,194
Cash, beginning of year	6,376	3,850	2,656

Cash, end of year	$3,617	$6,376	$3,850

Supplemental Disclosure of Cash Flow Information:
Cash interest paid	14,864	12,656	11,906
Income taxes paid	24	3	66
PIK income earned	2,166	2,253	4,579

Non-cash Operating Activities:

See Note 5 in the notes to consolidated financial statements for non-cash restructurings.

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Non-controlled/non-affiliated investments—130.79% of net asset value

First lien senior secured debt
—106.88% of net asset value

Canada
—6.92% of net asset value
Fairstone Financial Inc.(7)(17)(26)	Financial services	12.3% (CDOR + 11.0%)	3/31/2017	3/31/2023	$23,943	$22,101	$23,824

			Subtotal Canada		$23,943	$22,101	$23,824

Midwest
—11.55% of net asset value
BeneSys Inc.	Business services	11.9% (LIBOR + 10.3%)	3/31/2014	3/31/2019	$10,798	$10,747	$10,798
BeneSys Inc.(9)	Business services	11.9% (LIBOR + 10.3%)	8/1/2014	3/31/2019	436	433	436
Hansons Window & Construction, Inc.	IT services	8.2% (LIBOR + 6.5%)	10/19/2017	10/19/2022	2,494	2,452	2,452
Hansons Window & Construction, Inc.(9)	IT services	8.2% (LIBOR + 6.5%)	10/19/2017	10/19/2022	56	51	56
Home Partners of America, Inc.(17)	Consumer products and services	8.5% (LIBOR + 7%)	10/13/2016	10/13/2022	13,669	13,450	13,806
Matilda Jane Holdings, Inc.	Consumer products and services	10.1% (LIBOR + 8.5%)	5/1/2017	5/1/2022	12,548	12,303	12,172

			Subtotal midwest		$40,001	$39,436	$39,720

Northeast
—31.81% of net asset value
Aerogroup International Inc.	Consumer products and services	10.2% (LIBOR + 8.5%)	6/9/2014	12/9/2019	$13,170	$13,071	$13,169
Alex Toys, LLC	Consumer products and services	11.7% (LIBOR + 10%)	6/30/2014	8/15/2019	24,815	24,610	24,815
Anexinet Corp.	IT services	8.1% (LIBOR + 6.5%)	7/28/2017	7/28/2022	17,391	17,072	17,130
Constructive Media, LLC	Media, entertainment and leisure	11.6% (LIBOR + 10%)	11/23/2015	11/23/2020	11,708	11,570	10,888
Dodge Data & Analytics LLC	IT services	10.1% (LIBOR + 8.8%)	11/20/2014	10/31/2019	10,521	10,441	10,469
Duff & Phelps Corporation	Financial services	4.9% (LIBOR + 3.3%)(8)	5/15/2013	10/12/2024	250	253	251

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
HealthDrive Corporation	Healthcare	9.6% (LIBOR + 8.1%)	11/21/2016	11/21/2021	9,900	9,764	9,801
HealthDrive Corporation(9)	Healthcare	9.6% (LIBOR + 8.1%)	11/21/2016	11/21/2021	1,150	1,123	1,150
smarTours, LLC	Consumer products and services	8.1% (LIBOR + 6.8%)	10/31/2017	10/31/2022	6,529	6,403	6,402
smarTours, LLC(9)(10)	Consumer products and services	8.1% (LIBOR + 6.8%)	10/31/2017	10/31/2022	—	(15)	—
The John Gore Organization, Inc.	Media, entertainment and leisure	8.7% (LIBOR + 7%)	8/8/2013	6/28/2021	13,831	13,649	13,969
The John Gore Organization, Inc.(9)(10)	Media, entertainment and leisure	8.7% (LIBOR + 7%)	8/8/2013	6/28/2021	—	(10)	—
Women’s Health USA	Healthcare	8.1% (LIBOR + 6.6%)	8/8/2017	8/8/2022	1,403	1,380	1,389

			Subtotal northeast		$110,668	$109,311	$109,433
Southeast
—12.23% of net asset value
Sciens Building Solutions, LLC	Business services	8.6% (LIBOR + 7.3%)	2/2/2017	2/2/2022	$9,687	$9,522	$9,590
Sciens Building Solutions, LLC(9)	Business services	8.6% (LIBOR + 7.3%)	2/2/2017	2/2/2022	501	458	501
Togetherwork Holdings, LLC(9)	Business services	8.6% (LIBOR + 7.3%)	4/18/2017	12/2/2020	232	226	232
Togetherwork Holdings, LLC	Business services	8.6% (LIBOR + 7.3%)	4/18/2017	12/2/2020	5,418	5,333	5,472
Virtus Pharmaceuticals, LLC	Healthcare	11.5%(8)	7/17/2014	7/17/2019	24,013	23,799	23,773
Whitney, Bradley & Brown, Inc.	Business services	10.6% (LIBOR + 9%)	10/18/2017	10/18/2022	2,494	2,446	2,446
Whitney, Bradley & Brown, Inc.(9)	Business services	10.6% (LIBOR + 9%)	10/18/2017	10/18/2022	50	47	50

			Subtotal southeast		$42,395	$41,831	$42,064
Southwest
—38.21% of net asset value
Allied Wireline Services, LLC	Energy / utilities	11.2% (LIBOR + 9.5%) (5.6% Cash + 5.6% PIK)(11)	2/28/2014	2/28/2019	$10,793	$10,793	$10,631
Charming Charlie LLC(22)	Retail & grocery	9.5% (LIBOR + 8.0%) (8.5% Cash + 1.0% PIK)	12/18/2013	12/24/2019	51,868	23,929	15,560
Charming Charlie LLC	Retail & grocery	8.0% (ABR +3.5%)	12/14/2017	6/8/2018	4,474	4,474	4,474
Hart InterCivic, Inc.	IT services	12.2% (LIBOR + 10.5%)	3/31/2016	3/31/2019	25,600	25,385	25,856

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Holland Intermediate Acquisition Corp.	Energy / utilities	10.7% (LIBOR + 9%)	5/29/2013	5/29/2018	21,880	21,837	20,567
Holland Intermediate Acquisition Corp.(9)	Energy / utilities	10.7% (LIBOR + 9%)	5/29/2013	5/29/2018	—	—	—
Igloo Products Corp.	Consumer products and services	11.8% (LIBOR + 10.3%)	3/28/2014	3/28/2020	24,636	24,403	23,897
LAI International, Inc.	Industrials and manufacturing	10.4%(8)	10/22/2014	10/22/2019	21,812	21,621	21,812
LAI International, Inc.(9)	Industrials and manufacturing	8.5%(8)	10/22/2014	10/22/2019	4,483	4,483	4,483
LAI International, Inc.(9)	Industrials and manufacturing	10.3%(8)	4/24/2017	10/22/2019	4,166	4,108	4,166

			Subtotal southwest		$169,712	$141,033	$131,446

West
—6.16% of net asset value
It’s Just Lunch International LLC	Media, entertainment and leisure	10.1% (LIBOR + 8.5%)	7/28/2016	7/28/2021	$5,500	$5,421	$5,500
MeriCal, LLC	Consumer products and services	10.4% (LIBOR + 9%)	9/30/2016	9/30/2021	15,700	15,395	15,700

			Subtotal west		$21,200	$20,816	$21,200

		Subtotal first lien senior secured debt			$407,919	$374,528	$367,687

Second lien debt
—7.95% of net asset value

Northeast
—3.85% of net asset value
Merchants Capital Access, LLC(17)	Financial services	12.2% (LIBOR + 10.5%)	4/20/2015	4/20/2021	$12,500	$12,360	$12,125
Specialty Brands Holdings, LLC(22)	Restaurants	10.3% (LIBOR + 8.8%)(9.3% Cash + 1.0% PIK)(11)	7/16/2013	12/1/2017	22,244	21,462	1,112

		Subtotal northeast			$34,744	$33,822	$13,237

Southeast
—2.66% of net asset value
MB Medical Operations LLC	Healthcare	10.6% (LIBOR + 9%)	12/7/2016	6/7/2022	$9,131	$8,984	$9,154

		Subtotal southeast			$9,131	$8,984	$9,154

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)

West
—1.44% of net asset value
Gold, Inc.	Consumer products and services	10.0%	12/31/2012	6/30/2022	$5,165	$5,165	$4,959

		Subtotal west			$5,165	$5,165	$4,959

		Subtotal second lien debt			$49,040	$47,971	$27,350

Subordinated debt
—5.55% of net asset value

Northeast
—1.94% of net asset value
Aerogroup International Inc.(22)	Consumer products and services	12.0% PIK	8/5/2015	3/9/2020	348	328	—
Aerogroup International Inc.(22)	Consumer products and services	10.0% PIK(11)	1/27/2016	3/9/2020	925	881	—
Martex Fiber Southern Corp.	Industrials and manufacturing	16.5% (12.0% Cash + 4.5% PIK)(11)	4/30/2012	6/30/2018	8,906	8,906	6,680

			Subtotal northeast		$10,179	$10,115	$6,680

Northwest
—3.61% of net asset value
A10 Capital, LLC(9)(17)	Financial services	12.5%	8/25/2014	2/25/2021	$12,302	$12,231	$12,425

			Subtotal northwest		$12,302	$12,231	$12,425

		Subtotal subordinated debt			$22,481	$22,346	$19,105

Equity investments
—6.01% of net asset value

Midwest
—0.17% of net asset value
Hostway Corporation(21)	IT services		12/27/2013	12/13/2020	20,000	$1,800	$—
Hostway Corporation(20)	IT services		12/27/2013		1,800	200	196

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Matilda Jane Holdings, Inc.(13)(20)	Consumer products and services		5/1/2017		488,896	489	376

			Subtotal midwest			$2,489	$572

Northeast
—0.98% of net asset value
Aerogroup International Inc.(21)	Consumer products and services		6/9/2014		253,616	$11	—
Aerogroup International Inc.(20)	Consumer products and services		6/9/2014		28,180	1,108	—
Alex Toys, LLC(12)(13)(15)(21)	Consumer products and services		5/22/2015		153.85	1,000	—
Alex Toys, LLC(12)(13)(15)(20)	Consumer products and services		6/22/2016	6/12/2021	121.18	888	—
Constructive Media, LLC(12)(21)	Media, entertainment and leisure		11/23/2015		750,000	750	5
SPST Holdings, LLC(12)(21)	Consumer products and services		10/31/2017		215,827	216	231
Wheels Up Partners, LLC(12)(15)(21)	Transportation		1/31/2014		1,000,000	1,000	3,124

			Subtotal northeast			$4,973	$3,360

Northwest
—4.06% of net asset value
A10 Capital, LLC(12)(14)(17)(20)	Financial services		8/25/2014	2/25/2021	4,019.61	$13,901	$13,973

			Subtotal northwest			$13,901	$13,973

Southeast
—0.25% of net asset value
Firebirds International, LLC(12)(21)	Restaurants		5/17/2011		1,906	$191	$431
Virtus Pharmaceuticals, LLC(12)(15)(21)	Healthcare		3/31/2015		7,720.86	127	—
Virtus Pharmaceuticals, LLC(12)(15)(21)	Healthcare		3/31/2015		231.82	244	372
Virtus Pharmaceuticals, LLC(12)(15)(21)	Healthcare		3/31/2015		589.76	590	72

			Subtotal southeast			$1,152	$875

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)

Southwest
—0.31% of net asset value
Allied Wireline Services, LLC(12)(15)(21)	Energy / utilities		2/28/2014		618,867.92	$619	$93
Dimont & Associates, Inc.(21)	Financial services		3/14/2016		312.51	129	—
Igloo Products Corp.(21)	Consumer products and services		4/30/2014		1,902.04	1,716	795
Sciens Building Solutions, LLC(20)	Business services		7/12/2017		170.39	170	178

			Subtotal southwest			$2,634	$1,066

West
—0.24% of net asset value
MeriCal, LLC(12)(13)(21)	Consumer products and services		9/30/2016	9/30/2021	5,124.30	$10	$275
MeriCal, LLC(12)(13)(20)	Consumer products and services		9/30/2016		500.29	505	552

			Subtotal west			$515	$827

			Subtotal equity			$25,664	$20,673

Warrants
—0.02% of net asset value

Southwest
—0.02% of net asset value
Allied Wireline Services, LLC(15)	Energy / utilities		2/28/2014		501,159.24	$175	$75

			Subtotal southwest			$175	$75

			Subtotal warrants			$175	$75

Investment in payment rights
—3.27% of net asset value

Northeast
—3.27% of net asset value
Duff & Phelps Corporation(8)(16)(17)	Financial services	16.6%	6/1/2012			$10,348	$11,259

			Subtotal northeast			$10,348	$11,259

			Subtotal investment in payment rights			$10,348	$11,259

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)

Investments in funds
—1.11% of net asset value
Midwest
—0.83% of net asset value
Freeport Financial SBIC Fund LP(17)(27)	Financial services		6/14/2013			$2,957	$2,826

			Subtotal midwest			$2,957	$2,826
West
—0.28% of net asset value
Gryphon Partners 3.5, L.P.(17)(27)	Financial services		11/20/2012			$827	$976

			Subtotal west			$827	$976

			Subtotal investments in funds			$3,784	$3,802
Total non-controlled/non-affiliated investments
—130.79% of net asset value						$484,816	$449,951

Controlled investments
—46.14% of net asset value
First lien senior secured debt
—11.46% of net asset value
Northeast
—1.63% of net asset value
Tri Starr Management Services, Inc.(18)(23)	Business services	8.3% (ABR + 3.8%)	7/22/2016	9/30/2018	46	46	46
Tri Starr Management Services, Inc.(18)(24)	Business services	6.3% (LIBOR + 4.8%)	7/22/2016	9/30/2018	669	627	669
Tri Starr Management Services, Inc.(18)	Business services	6.3% (LIBOR + 4.8%)	7/22/2016	9/30/2018	291	269	291
Tri Starr Management Services, Inc.(18)	Business services	6.3% (LIBOR + 4.8%)	7/22/2016	9/30/2018	2,545	2,352	2,545
Tri Starr Management Services, Inc.(18)	Business services	10.0% PIK	7/22/2016	9/30/2018	1,573	1,407	1,573
Tri Starr Management Services, Inc.(18)(22)	Business services	10.0% PIK	7/22/2016	9/30/2018	1,049	320	472
Tri Starr Management Services, Inc.(18)(22)	Business services	5.0% PIK	7/22/2016	9/30/2018	3,241	1,062	—

			Subtotal northeast		$9,414	$6,083	$5,596

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Southeast
—2.05% of net asset value
Loadmaster Derrick & Equipment, Inc.(18)(22)	Energy / utilities	11.3% (LIBOR + 10.3%) (5.65% Cash + 5.65% PIK)	7/1/2016	12/31/2020	$7,844	$7,307	$3,811
Loadmaster Derrick & Equipment, Inc.(18)(22)	Energy / utilities	13% PIK (LIBOR + 12% PIK)	7/1/2016	12/31/2020	1,764	1,053	—
Loadmaster Derrick & Equipment, Inc.(18)	Energy / utilities	11.9% (LIBOR+ 10.3%)	1/17/2017	12/31/2020	3,240	3,240	3,240

			Subtotal southeast		$12,848	$11,600	$7,051
Southwest
—7.78% of net asset value
OEM Group, LLC(18)	Industrials and manufacturing	11.1% (LIBOR + 9.5%)	3/16/2016	2/15/2019	$18,703	$18,703	$18,703
OEM Group, LLC(18)	Industrials and manufacturing	11.1% (LIBOR + 9.5%)	3/16/2016	2/15/2019	8,060	8,045	8,060

			Subtotal southwest		$26,763	$26,748	$26,763

	Subtotal first lien senior secured debt				$49,025	$44,431	$39,410
Second lien debt
—1.57% of net asset value
Southeast
—1.57% of net asset value
Copperweld Bimetallics LLC(18)	Industrials and manufacturing	12.0%	10/5/2016	10/5/2021	$5,415	$5,415	$5,415

			Subtotal southeast		$5,415	$5,415	$5,415

		Subtotal second lien debt			$5,415	$5,415	$5,415

Equity investments
—14.1% of net asset value

Northeast
—2.03% of net asset value
Tri Starr Management Services, Inc.(18)(21)	Business services		7/22/2016		0.720	3,136	6,967

			Subtotal northeast			$3,136	$6,967

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)

Northwest
—5.11% of net asset value
C&K Market, Inc.(18)(21)	Retail & grocery		11/3/2010		1,992,365	$2,270	$7,619
C&K Market, Inc.(18)(20)	Retail & grocery		11/3/2010	7/1/2024	1,992,365	10,956	9,962

			Subtotal northwest			$13,226	$17,581

Southeast
—3.81% of net asset value
Copperweld Bimetallics LLC(18)(20)	Industrials and manufacturing		10/5/2016		676.93	$3,385	$3,920
Copperweld Bimetallics LLC(18)(21)	Industrials and manufacturing		10/5/2016	10/5/2021	609,230	8,950	9,192
Loadmaster Derrick & Equipment, Inc.(18)(20)	Energy / utilities		7/1/2016		12,130.510	1,114	—
Loadmaster Derrick & Equipment, Inc.(18)(21)	Energy / utilities		12/21/2016		2,955.600	—	—

			Subtotal southeast			$13,449	$13,112

Southwest
—3.15% of net asset value
OEM Group, LLC(12)(13)(18)(20)(25)	Industrials and manufacturing		3/16/2016		10,000	$8,890	$10,841

			Subtotal southwest			$8,890	$10,841

			Subtotal equity			$38,701	$48,501

Investments in funds
—19.01% of net asset value

Northeast
—19.01% of net asset value
THL Credit Logan JV LLC(12)(17)(18)(19)(21)(27)	Investment funds and vehicles		12/3/2014		—	$67,000	$65,410

			Subtotal northeast			67,000	65,410

			Subtotal investments in funds			$67,000	$65,410
Total controlled investments
—46.14% of net asset value						$155,547	$158,736

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Non-controlled/affiliated investments
—0.00% of net asset value
Investments in funds
—0.00% of net asset value
Northeast
—0.00% of net asset value
THL Credit Greenway Fund LLC(12)(17)(21)(27)	Financial services		1/27/2011			$1	$1
THL Credit Greenway Fund II LLC(12)(17)(21)(27)	Financial services		3/1/2013			3	3

			Subtotal northeast			$4	$4

			Subtotal investments in funds			$4	$4
Total non-controlled/affiliated investments
—0.00% of net asset value						$4	$4

Total investments—176.93% of net asset value						$640,367	$608,691

(1)	All debt investments are income-producing, unless otherwise noted. Equity and member interests are non-income-producing unless otherwise noted.
(2)	All investments are pledged as collateral under the Revolving Facility.
(3)

As of December 31, 2017, 24.3% and 25.8% of the Company’s total investments on a cost and fair value basis, respectively, are in non-qualifying assets. The Company may not acquire any non-qualifying assets unless, at the time of the acquisition, qualifying assets represent at least 70% of the Company’s total assets.

(4)

Variable interest rate investments bear interest in reference to London Interbank offer rate, or LIBOR, Canadian Dollar offer rate, or CDOR, or Alternate Base Rate, or ABR, which are effective as of December 31, 2017. LIBOR loans and CDOR loans are typically indexed to 30-day, 60-day, 90-day or 180-day LIBOR or CDOR rates, at the borrower’s option, and ABR rates are typically indexed to the current prime rate or federal funds rate. Each of LIBOR, CDOR and ABR rates may be subject to interest floors. As of December 31, 2017, the 30-day, 60-day, 90-day and 180-day LIBOR rates were 1.57%, 1.62%, 1.69% and 1.84%, respectively. As of December 31, 2017, the 30-day, 60-day, 90-day and 180-day CDOR rates were 1.41%, 1.46%, 1.52% and 1.72%, respectively.

(5)	Principal includes accumulated PIK, or paid-in-kind, interest and is net of repayments.
(6)	Unless otherwise indicated, all investments are valued using significant unobservable inputs.
(7)	Foreign company at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the 1940 Act.
(8)	Unitranche investment; interest rate reflected represents the implied interest rate earned on the investment for the most recent quarter.
(9)	Issuer pays 0.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2017

(dollar amounts in thousands)

(10)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(11)	At the option of the issuer, interest can be paid in cash or cash and PIK. The percentage of PIK shown is the maximum PIK that can be elected by the company.
(12)	Member interests of limited liability companies are the equity equivalents of the stock of corporations.
(13)	Equity ownership may be held in shares or units of companies related to the portfolio company.
(14)	Preferred stock investment return is income-producing with a stated rate of 13.0% cash and 2.0% PIK due on a monthly basis.
(15)	Interest held by a substantially owned subsidiary of THL Credit, Inc.
(16)	Income-producing security with no stated coupon; interest rate reflects an estimation of the effective yield to expected maturity as of December 31, 2017.
(17)	Not a qualifying asset under Section 55(a) of the 1940 Act.
(18)

As defined in Section 2(a)(9) of the 1940 Act, the Company is deemed to control this portfolio company because it owns more than 25% of the portfolio company’s outstanding voting securities. See Schedule 12-14 in the accompanying notes to the consolidated financial statements for transactions for the quarter ended December 31, 2017 in which the issuer was a portfolio company that the Company is deemed to control.

(19)

On December 3, 2014, the Company entered into an agreement with Perspecta to create THL Credit Logan JV LLC, or Logan JV, a joint venture, which invests primarily in senior secured first lien term loans. All Logan JV investment decisions must be unanimously approved by the Logan JV investment committee consisting of one representative from each of the Company and Perspecta. Although the Company owns more than 25% of the voting securities of Logan JV, the Company does not believe that it has control over Logan JV (other than for purposes of the 1940 Act or otherwise).

(20)	Preferred stock.
(21)	Common stock and member interest.
(22)	Loan was on non-accrual as of December 31, 2017.
(23)	Issuer pays 3.0% weighted average unfunded commitment fee on the revolving loan facility.
(24)	Issuer pays 4.75% unfunded commitment fee on the revolving loan facility.
(25)	Includes $577 of cost and $703 of fair value related to a non-controlling interest as a result of consolidating a blocker corporation that holds equity in OEM Group, LLC as of December 31, 2017.
(26)	Canadian denominated investment with a par and fair market value of CAD $30,000 and CAD $29,850, respectively.
(27)	Investment is measured at fair value using net asset value.

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2016

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value
Non-controlled/non-affiliated investments—128.78% of net asset value

First lien senior secured debt
Aerogroup International Inc.	Consumer products and services	9.5% (LIBOR + 8.5%)	6/9/2014	12/9/2019	$13,308	$13,159	$12,773
Allied Wireline Services, LLC	Energy / utilities	11.0% (LIBOR + 9.5%) (5.5% Cash and 5.5% PIK)(11)	2/28/2014	2/28/2019	10,214	10,213	9,191
BeneSys Inc.	Business services	11.3% (LIBOR + 10.3%)	3/31/2014	3/31/2019	11,023	10,931	10,831
BeneSys Inc.(8)	Business services	11.3% (LIBOR + 10.3%)	8/1/2014	3/31/2019	436	431	429
Charming Charlie, LLC.	Retail & grocery	9.0% (LIBOR + 8.0%)	12/18/2013	12/24/2019	23,541	22,186	17,950
Constructive Media, LLC	Media, entertainment and leisure	11.0% (LIBOR+ 10.0%)	11/23/2015	11/23/2020	13,954	13,735	13,779
CRS Reprocessing, LLC	Industrials and manufacturing	8.0%	6/16/2011	6/30/2017	15,185	15,185	12,831
Dodge Data & Analytics LLC	IT services	9.8% (LIBOR + 8.8%)	11/20/2014	10/31/2019	11,171	11,040	11,116
Duff & Phelps Corporation(10)	Financial services	4.8% (LIBOR + 3.8%)	5/15/2013	4/23/2020	241	243	244
Food Processing Holdings, LLC	Food & beverage	10.5% (LIBOR + 9.5%)	10/31/2013	10/31/2018	20,179	20,019	20,179
Hart InterCivic, Inc.	IT services	11.3% (LIBOR + 10.5%)	3/31/2016	3/31/2019	25,600	25,215	25,664
HEALTHCAREfirst, Inc.	Healthcare	13.6%(7)	8/31/2012	8/30/2017	8,460	8,417	8,334
HealthDrive Corporation	Healthcare	9.1% (LIBOR + 8.1%)	11/21/2016	11/21/2021	10,000	9,828	9,828
HealthDrive Corporation(8)(9)	Healthcare	9.1% (LIBOR + 8.1%)	11/21/2016	11/21/2021	—	(26)	—
Holland Intermediate Acquisition Corp.	Energy / utilities	10.0% (LIBOR + 9.0%)	5/29/2013	5/29/2018	21,880	21,732	19,145
Holland Intermediate Acquisition Corp.(8)	Energy / utilities	10.0% (LIBOR + 9.0%)	5/29/2013	5/29/2018	—	—	—
Home Partners of America, Inc.	Consumer products and services	8.0% (LIBOR + 7.0%)	10/13/2016	10/13/2022	13,668	13,405	13,531
Igloo Products Corp.	Consumer products and services	11.5% (ABR+ 7.8%)	3/28/2014	3/28/2020	24,636	24,301	24,144
It’s Just Lunch International LLC	Media, entertainment and leisure	9.5% (LIBOR + 8.5%)	7/28/2016	7/28/2021	5,500	5,399	5,445
The John Gore Organization, Inc.(23)	Media, entertainment and leisure	9.0% (LIBOR + 8.0%)	8/8/2013	6/28/2021	14,734	14,486	14,734

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2016

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value
The John Gore Organization, Inc.(8)(9)(23)	Media, entertainment and leisure	9.0% (LIBOR + 8.0%)	8/8/2013	6/28/2021	—	(14)	—
LAI International, Inc.	Industrials and manufacturing	10.4%(7)	10/22/2014	10/22/2019	21,976	21,680	21,976
LAI International, Inc.(8)	Industrials and manufacturing	8.2%(7)	10/22/2014	10/22/2019	4,526	4,526	4,526
MeriCal, LLC	Consumer products and services	10.0% (LIBOR + 9.0%)	9/30/2016	9/30/2021	14,950	14,582	14,614
RealD Inc.	Media, entertainment and leisure	8.5% (LIBOR + 7.5%)	3/22/2016	3/22/2021	14,888	14,762	14,888
Virtus Pharmaceuticals, LLC	Healthcare	10.8%(7)	7/17/2014	7/17/2019	24,013	23,663	24,013
Wheels Up Partners, LLC	Transportation	9.6% (LIBOR + 8.6%)	1/31/2014	10/15/2021	8,069	8,000	8,149
Wheels Up Partners, LLC	Transportation	9.6% (LIBOR + 8.6%)	8/27/2014	7/15/2022	8,934	8,934	9,023

		Subtotal first lien senior secured debt			$341,086	$336,032	$327,337
Second lien debt
Alex Toys, LLC	Consumer products and services	11.5% (LIBOR + 10.5%)	6/30/2014	12/30/2019	$30,202	$29,834	$29,068
Hostway Corporation	IT services	10.0% (LIBOR + 8.8%)	12/27/2013	12/13/2020	17,500	17,317	13,825
Merchants Capital Access, LLC	Financial services	11.5% (LIBOR + 10.5%)	4/20/2015	4/20/2021	12,500	12,319	12,438
MB Medical Operations LLC	Healthcare	10.0% (LIBOR + 9.0%)	12/7/2016	6/7/2022	9,131	8,951	8,951
Specialty Brands Holdings, LLC	Restaurants	10.5% (LIBOR + 8.8%) (9.5% Cash and 1.0% PIK)	7/16/2013	12/1/2017	21,153	21,048	20,307
Washington Inventory Service(25)	Business services	13.8% (ABR + 10.0%)	12/27/2012	6/20/2019	11,000	10,928	5,280

		Subtotal second lien debt			$101,486	$100,397	$89,869
Subordinated debt
A10 Capital, LLC(8)	Financial services	12.0%	8/25/2014	2/25/2021	$10,636	$10,556	$10,635
Aerogroup International Inc.	Consumer products and services	12.0% PIK	8/5/2015	3/9/2020	296	296	—
Aerogroup International Inc.	Consumer products and services	10.0% PIK(11)	1/27/2016	3/9/2020	839	839	579
Gold, Inc.	Consumer products and services	10.0%	12/31/2012	6/30/2019	9,666	9,666	8,700

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2016

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value
Martex Fiber Southern Corp.	Industrials and manufacturing	15.5% (12.0% Cash and 3.5% PIK)(11)	4/30/2012	9/30/2017	8,345	8,294	8,178

		Subtotal subordinated debt			$29,782	$29,651	$28,092
Equity investments
A10 Capital, LLC(12)(14)(21)	Financial services		8/25/2014		5,109.53	$18,395	$18,519
Aerogroup International Inc.(22)	Consumer products and services		6/9/2014		253,616	11	—
Aerogroup International Inc.(21)	Consumer products and services		6/9/2014		28,180	1,108	—
Alex Toys, LLC(12)(13)(15)(22)	Consumer products and services		5/22/2015		153.85	1,000	634
Alex Toys, LLC(12)(13)(15)(21)(24)	Consumer products and services		6/22/2016		121.18	788	838
Allied Wireline Services, LLC(12)(15)(22)	Energy / utilities		2/28/2014		618,867.92	619	—
Constructive Media, LLC(12)	Media, entertainment and leisure		11/23/2015		750,000	750	436
Dimont & Associates, Inc.(22)	Financial services		3/14/2016		312.51	129	90
Firebirds International, LLC(12)(22)	Restaurants		5/17/2011		1,906	191	344
Food Processing Holdings, LLC(12)(22)	Food & beverage		4/20/2010		162.44	163	264
Food Processing Holdings, LLC(12)(22)	Food & beverage		4/20/2010		406.09	408	772
Hostway Corporation(22)	IT services		12/27/2013		20,000	200	—
Hostway Corporation(21)	IT services		12/27/2013		1,800	1,800	—
Igloo Products Corp.(22)	Consumer products and services		4/30/2014		1,902.04	1,716	1,670
MeriCal, LLC(12)(13)(22)	Consumer products and services		9/30/2016		5,000	5	5
MeriCal, LLC(12)(13)(21)	Consumer products and services		9/30/2016		495	495	505
Virtus Pharmaceuticals, LLC(12)(15)(22)	Healthcare		3/31/2015		7,720.86	127	—
Virtus Pharmaceuticals, LLC(12)(15)(22)	Healthcare		3/31/2015		231.82	244	306
Virtus Pharmaceuticals, LLC(12)(15)(22)	Healthcare		3/31/2015		589.76	590	411

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2016

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value
Wheels Up Partners, LLC(12)(15)(22)	Transportation		1/31/2014		1,000,000	1,000	2,840

				Subtotal equity		$29,739	$27,634
Warrants
Allied Wireline Services, LLC(15)	Energy / utilities		2/28/2014		501,159.24	$175	$—
YP Equity Investors, LLC(15)	Media, entertainment and leisure		5/8/2012		—	—	4,151

				Subtotal warrants		$175	$4,151
CLO residual interests
Flagship VII, Ltd.(6)(16)	Structured products	12.8%	12/18/2013			$2,961	$2,154
Flagship VIII, Ltd.(6)(16)	Structured products	14.8%	10/3/2014			5,720	5,071

			Subtotal CLO residual interests			$8,681	$7,225
Investment in payment rights
Duff & Phelps Corporation(10) (16)	Financial services	18.3%	6/1/2012			$10,979	$13,289

			Subtotal investment in payment rights			$10,979	$13,289
Investments in funds (17)
Freeport Financial SBIC Fund LP	Financial services		6/14/2013			$2,957	$2,837
Gryphon Partners 3.5, L.P.	Financial services		11/20/2012			1,226	1,558

		Subtotal investments in funds				$4,183	$4,395

Total non-controlled/non-affiliated investments —128.78% of net asset value						$519,837	$501,992

Controlled investments —42.89% of net asset value
First lien senior secured debt
Loadmaster Derrick & Equipment, Inc.(18)	Energy / utilities	11.3% (LIBOR + 10.3%) (5.65% Cash and 5.65% PIK)	7/1/2016	12/31/2020	$7,208	$7,103	$7,208
Loadmaster Derrick & Equipment, Inc.(25)(18)	Energy / utilities	13% PIK	7/1/2016	12/31/2020	1,550	1,054	249
OEM Group, LLC(18)	Industrials and manufacturing	10.3% (LIBOR + 9.5%)	3/16/2016	2/15/2019	18,703	18,703	18,703
OEM Group, LLC(18)	Industrials and manufacturing	10.3% (LIBOR + 9.5%)	3/16/2016	6/30/2017	6,010	6,010	6,010

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2016

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value
Thibaut, Inc(18)	Consumer products and services	14.0%	6/20/2014	6/19/2019	6,391	6,349	6,391
Tri Starr Management Services, Inc.(18)(26)	Business services	7.5% (ABR + 3.8%)	7/22/2016	9/30/2017	98	98	98
Tri Starr Management Services, Inc.(18)(27)	Business services	5.8% (LIBOR + 4.8%)	7/22/2016	9/30/2017	667	372	667
Tri Starr Management Services, Inc.(18)	Business services	5.8% (LIBOR + 4.8%)	7/22/2016	9/30/2017	291	142	291
Tri Starr Management Services, Inc.(18)	Business services	5.8% (LIBOR + 4.8%)	7/22/2016	9/30/2017	2,545	1,238	2,545
Tri Starr Management Services, Inc.(18)(25)	Business services	10.0% PIK	7/22/2016	9/30/2017	1,364	480	1,364
Tri Starr Management Services, Inc.(18)(25)	Business services	10.0% PIK	7/22/2016	9/30/2017	909	320	—
Tri Starr Management Services, Inc.(18)(25)	Business services	5.0% PIK	7/22/2016	9/30/2017	3,016	1,062	—

			Subtotal first lien senior secured debt		$48,752	$42,931	$43,526
Second lien debt
Copperweld Bimetallics LLC(18)	Industrials and manufacturing	12.0%	10/5/2016	10/5/2021	$5,415	$5,415	$5,415

			Subtotal second lien debt		$5,415	$5,415	$5,415
Equity investments
C&K Market, Inc.(18)(22)	Retail & grocery		11/3/2010		1,992,365	$2,271	$12,480
C&K Market, Inc.(18)(21)	Retail & grocery		11/3/2010		1,992,365	10,956	9,962
Copperweld Bimetallics LLC(18)(21)	Industrials and manufacturing		10/5/2016		676.93	3,385	3,385
Copperweld Bimetallics LLC(18)(22)	Industrials and manufacturing		10/5/2016		609,230	8,950	10,104
Loadmaster Derrick & Equipment, Inc.(18)(21)	Energy / utilities		7/1/2016		2,702.434	1,114	—
Loadmaster Derrick & Equipment, Inc.(18)(22)	Energy / utilities		12/21/2016		10,930.508	—	—
OEM Group, LLC(12)(13)(18)(21)(28)	Industrials and manufacturing		3/16/2016		10,000	8,890	11,046
Thibaut, Inc(13)(18)(19)(21)	Consumer products and services		6/20/2014		4,747	4,717	5,644
Thibaut, Inc(13)(18)(22)	Consumer products and services		6/20/2014		20,639	—	1,472

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2016

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value
Tri Starr Management Services, Inc.(18)(22)	Business services		7/22/2016		716.772	3,136	4,436

			Subtotal equity			$43,419	$58,529
Investments in funds
THL Credit Logan JV LLC(12)(17)(18)(20)(22)	Investment funds and vehicles		12/3/2014		—	$59,000	$59,737

		Subtotal investments in funds				$59,000	$59,737

Total controlled investments —42.89% of net asset value						$150,765	$167,207

Non-controlled/affiliated investments —0.00% of net asset value
Investments in funds
THL Credit Greenway Fund LLC(12)(17)(22)	Financial services		1/27/2011			$1	$1
THL Credit Greenway Fund II LLC(12)(17)(22)	Financial services		3/1/2013			3	3

		Subtotal investments in funds				$4	$4
Total non-controlled/affiliated investments —0.00% of net asset value						$4	$4

Total investments—171.67% of net asset value						$670,606	$669,203

Derivative Instruments
ING Capital Markets, LLC	Interest Rate Swap – Pay Fixed/Receive Floating	1.1425%/ LIBOR	05/10/17	1	$50,000	$—	$(50)

Total derivative instruments—0.01 % of net asset value					$50,000	$—	$(50)

(1)	All debt investments are income-producing, unless otherwise noted. Equity and member interests are non-income-producing unless otherwise noted.
(2)	All investments are pledged as collateral under the Revolving Facility and Term Loan Facility.
(3)	As of December 31, 2016, 12.4% and 12.7% of the Company’s total investments on a cost and fair value basis, respectively, are in non-qualifying assets.
(4)

Variable interest rate investments bear interest in reference to London Interbank offer rate, or LIBOR, or ABR, which are effective as of December 31, 2016. LIBOR loans are typically indexed to 30-day, 60-day, 90-day or 180-day LIBOR rates, at the borrower’s option, and ABR rates are typically indexed to the current prime rate or federal funds rate. Both LIBOR and ABR rates may be subject to interest floors.

(5)	Principal includes accumulated PIK, or paid-in-kind, interest and is net of repayments.
(6)	Foreign company at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the 1940 Act.

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2016

(dollar amounts in thousands)

(7)	Unitranche investment; interest rate reflected represents the implied interest rate earned on the investment for the most recent quarter.
(8)	Issuer pays 0.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(9)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(10)

Publicly-traded company with a market capitalization in excess of $250 million at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940.

(11)	At the option of the issuer, interest can be paid in cash or cash and PIK. The percentage of PIK shown is the maximum PIK that can be elected by the company.
(12)	Member interests of limited liability companies are the equity equivalents of the stock of corporations.
(13)	Equity ownership may be held in shares or units of companies related to the portfolio company.
(14)	Preferred stock investment return is income-producing with a stated rate of 12.8% cash and 2% PIK due on a monthly basis
(15)	Interest held by a substantially owned subsidiary of THL Credit, Inc.
(16)	Income-producing security with no stated coupon; interest rate reflects an estimation of the effective yield to expected maturity as of December 31, 2016.
(17)	Non-registered investment company at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the 1940 Act.
(18)

As defined in Section 2(a)(9) of the 1940 Act, the Company is deemed to control this portfolio company because it owns more than 25% of the portfolio company’s outstanding voting securities. See Schedule 12-14 in the accompanying notes to the consolidated financial statements for transactions for the quarter ended December 31, 2016 in which the issuer was a portfolio company that the Company is deemed to control.

(19)	Part of our preferred stock return is income-producing with a stated rate of 3% due on a quarterly basis.
(20)

On December 3, 2014, the Company entered into an agreement with Perspecta to create THL Credit Logan JV LLC, or Logan JV, a joint venture, which invests primarily in senior secured first lien term loans. All Logan JV investment decisions must be unanimously approved by the Logan JV investment committee consisting of one representative from each of the Company and Perspecta. Although the Company owns more than 25% of the voting securities of Logan JV, the Company does not believe that it has control over Logan JV (other than for purposes of the 1940 Act or otherwise).

(21)	Preferred stock.
(22)	Common stock and member interest.
(23)	Investment formerly known as Key Brand Entertainment, Inc. The name change was effective May 16, 2016.
(24)	Preferred stock investment return is income-producing with a stated rate of 12.5% PIK capitalized annually.
(25)	Loan was on non-accrual as of December 31, 2016.
(26)	Issuer pays 3.0% weighted average unfunded commitment fee on the revolving loan facility.
(27)	Issuer pays 4.75% unfunded commitment fee on the revolving loan facility.
(28)	Includes $577 of cost and $716 of fair value related to a non-controlling interest as a result of consolidating a blocker corporation that holds equity in OEM Group, LLC.
(29)	Certain portfolio companies were reclassified to conform to current year presentation.

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2017

(in thousands, except per share data)

1. Organization

THL Credit, Inc., or the Company, was organized as a Delaware corporation on May 26, 2009. The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or 1940 Act. The Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, or as amended, the Code. In 2009, the Company was treated for tax purposes as a corporation. The Company’s investment objective is to generate both current income and capital appreciation, primarily through privately negotiated investments in debt and equity securities of lower middle market companies.

The Company has established wholly owned subsidiaries, THL Credit AIM Media Holdings Inc., THL Credit Holdings, Inc. and THL Credit YP Holdings Inc. The Company also established another subsidiary, THL Credit OEMG Investor Inc., to hold its equity interest in OEM Group, LLC, where it holds a majority interest. These subsidiaries are structured as Delaware entities, or tax blockers, to hold equity or equity-like investments in portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities). Corporate subsidiaries are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of portfolio companies.

The Company has a wholly owned subsidiary, THL Corporate Finance, Inc., which serves as the administrative agent on certain investment transactions.

2. Significant Accounting Policies and Recent Accounting Updates

Basis of Presentation

The Company is an investment company following the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services Investment Companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, the Company generally will not consolidate its interest in any company other than substantially owned investment company subsidiaries and controlled operating companies substantially all of whose business consists of providing services to the Company.

The accompanying consolidated financial statements of the Company have been presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the requirements for reporting on Form 10-K and Regulation S-X. The financial results of our portfolio companies are not consolidated in the financial statements.

The accounting records of the Company are maintained in U.S. dollars.

Consolidation

The Company follows the guidance in ASC Topic 946 Financial Services—Investment Companies and will not generally consolidate its investment in a company other than substantially owned investment company subsidiaries or a controlled operating company whose business consists of providing services to the Company. The Company consolidated the results of its substantially owned subsidiaries in its consolidated financial statements. In conjunction with the consolidation of subsidiaries, the Company recognizes the non-controlling interest in THL Credit OEMG Investor, Inc. in its consolidated financial statements. The Company does not consolidate its non-controlling interest in THL Credit Logan JV LLC, or Logan JV. See also the disclosure under the heading, Significant Accounting Policies—THL Credit Logan JV LLC.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ and these differences could be material.

Cash

Cash consists of funds held in demand deposit accounts at several financial institutions and, at certain times, balances may exceed the Federal Deposit Insurance Corporation insured limit and is therefore subject to credit risk. There were no cash equivalents as of December 31, 2017 and 2016.

Deferred Financing Costs

Deferred financing costs consist of fees and expenses paid in connection with the closing of the Revolving Facility and Term Loan Facility (as defined in Note 7 hereto) and public debt offering of Notes (as defined in Note 7 hereto). These costs are capitalized at the time of payment and are amortized using the straight line and effective yield methods over the term of the Revolving Facility and Notes, respectively. Under the Term Loan Facility and Notes Payable, if there is a substantial modification of the terms of the existing agreement for each underlying lender in the lending syndicate (greater than 10% change in the present value of cash flows under the old and new amended facilities) then the change would result in a debt extinguishment for that lender and any unamortized deferred financing costs would be expensed during that period. Any remaining unamortized deferred financing costs relating to the old arrangement along with third parties costs under the new arrangement would be amortized over the term of the new arrangement. Under the Revolving Facility, if the borrowing capacity of the old arrangement is lower than the borrowing capacity of the new arrangement for each underlying lender in the lending syndicate, then any unamortized deferred financing costs would be expensed during the period in proportion to the decrease in the old arrangement for that lender. Any remaining unamortized deferred financing costs relating to the old arrangement would be deferred and amortized over the term of the new arrangement along with any costs associated with the new arrangement. Capitalized deferred financing costs related to the Term Loan Facility (as defined in Note 7 hereto) and Notes are presented net against the respective balances outstanding on the Consolidated Statements of Assets and Liabilities. Capitalized deferred financing costs related to the Revolving Facility are presented separately on the Company’s Consolidated Statements of Assets and Liabilities. See also the disclosure in Note 7, Borrowings.

Deferred Offering Costs

Deferred offering costs consist of fees and expenses incurred in connection with the offer and sale of the Company’s common stock, including legal, accounting, printing fees and other related expenses, as well as costs incurred in connection with the filing of a shelf registration statement. These amounts are capitalized when incurred and recognized as a reduction of offering proceeds when the offering becomes effective or expensed upon expiration of the registration statement.

Deferred Revenue

Deferred revenues consist of proceeds received for interest and other fees for which the earnings process is not yet complete. Such amounts will be recognized into income over such time that the income is earned. These amounts are included within other deferred liabilities on the Company’s Consolidated Statements of Assets and Liabilities.

Interest Rate Derivative

The Company recognizes derivatives as either interest rate derivative assets or liabilities at fair value on its Consolidated Statements of Assets and Liabilities with valuation changes and interest rate payments recorded as net change in unrealized appreciation (depreciation) on interest rate derivative and interest rate derivative periodic interest payments, net, respectively, on the Consolidated Statements of Operations. See also the disclosure in Note 8, Interest Rate Derivative.

Fair Value of Financial Instruments

The carrying amounts of the Company’s financial instruments, including cash, accounts payable and accrued expenses, approximate fair value due to their short-term nature. The carrying amounts and fair values of the Company’s long-term obligations are disclosed in Note 7, Borrowings.

Valuation of Investments

The Company accounts for its Investment Portfolio at fair value. As a result, the Company follows the provisions of ASC 820, Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires the Company to assume that the portfolio investment is to be sold in the principal market to independent market participants, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal market that are independent, knowledgeable and willing and able to transact.

Investments, for which market quotations are readily available, are valued using market quotations, which are generally obtained from an independent pricing service or broker-dealers or market makers. Debt and equity securities, for which market quotations are not readily available or are determined to be unreliable are valued at fair value as determined in good faith by the Company’s board of directors. Because the Company expects that there will not be a readily available market value for many of the investments in the Company’s portfolio, it is expected that many of the Company’s portfolio investments’ values will be determined in good faith by the Company’s board of directors in accordance with a documented valuation policy that has been reviewed and approved by our board of directors and in accordance with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, the Company’s board of directors undertakes a multi- step valuation process each quarter, as described below:

•	the Company’s quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with senior management of THL Credit Advisors LLC, or the Advisor;

•

to the extent determined by the audit committee of the Company’s board of directors, independent valuation firms are used to conduct independent appraisals and review the Advisor’s preliminary valuations in light of their own independent assessment;

•

the audit committee of the Company’s board of directors reviews the preliminary valuations of the Advisor and independent valuation firms and, if necessary, responds and supplements the valuation recommendation of the independent valuation firms to reflect any comments; and

•

the Company’s board of directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

The types of factors that the Company may take into account in fair value pricing its investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. The Company generally utilizes an income approach to value its debt investments and a combination of income and market approaches to value its equity investments. With respect to unquoted securities, the Advisor and the Company’s board of directors, in consultation with the Company’s independent third party valuation firms, values each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors, which valuation is then approved by the board of directors.

Debt Investments

For debt investments, the Company generally determines the fair value primarily using an income, or yield, approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each portfolio investment. The Company’s estimate of the expected repayment date is generally the legal maturity date of the instrument. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. The enterprise value, a market approach, is used to determine the value of equity and debt investments that are credit impaired, close to maturity or where the Company also holds a controlling equity interest. The method for determining enterprise value uses a multiple analysis, whereby appropriate multiples are applied to the portfolio company’s net income before net interest expense, income tax expense, depreciation and amortization, or EBITDA. The collateral valuation analysis is utilized when repayment is based on the sale of the underlying collateral. This new technique was initially implemented by the Company during the quarter ended June 30, 2017.

Interest Rate Derivative

The Company valued its interest rate derivative agreement using an income approach that analyzes the discounted cash flows associated with the interest rate derivative agreement. Significant inputs to the discounted cash flows methodology included the forward interest rate yield curves in effect as of the end of the measurement period and an evaluation of the counterparty’s credit risk.

Collateralized Loan Obligations

The Company values its residual interest investments in collateralized loan obligations, or CLOs, using an income approach that analyzes the discounted cash flows of its residual interest. The discounted cash flows model utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar collateralized loan obligation fund subordinated notes or equity, when available. Specifically, the Company uses Intex cash flow models, or an appropriate substitute to form the basis for the valuation of the

Company’s residual interest. The models use a set of assumptions including projected default rates, recovery rates, re-investment rates and prepayment rates in order to arrive at estimated cash flows. The assumptions are based on available market data and projections provided by third parties as well as management estimates.

Payment Rights

The Company values its investment in payment rights using an income approach that analyzes the discounted projected future cash flow streams assuming an appropriate discount rate, which will among other things consider other transactions in the market, the current credit environment, performance of the underlying portfolio company and the length of the remaining payment stream.

Equity

The Company generally uses the market approach to value its equity investments. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Company may take into account in fair value pricing the Company’s investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, the current investment performance rating, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, transaction comparables, the Company’s principal market as the reporting entity and enterprise values, among other factors.

Investment in Funds

In circumstances in which net asset value per share of an investment is determinative of fair value, the Company estimates the fair value of an investment in an investment company using the net asset value per share of the investment (or its equivalent) without further adjustment if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

Foreign Currency

Foreign currency amounts are translated into U.S. dollars on the following basis:

•

cash and cash equivalents, market value of investments, outstanding debt on revolving credit facilities, other assets and liabilities: at the spot exchange rate on the last business day of the period; and

•	purchases and sales of investments, borrowings and repayments of such borrowings, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, the Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments on Consolidated Statements of Operations. Fluctuations arising from the translation of foreign currency borrowings are included with the net change in unrealized gains (losses) on translation of assets and liabilities in foreign currencies on the Consolidated Statements of Operations.

Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The Company’s current approach to hedging the foreign currency exposure in its non-U.S. dollar denominated investments is primarily to borrow the necessary local currency under the Company’s Revolving Facility (as defined in Note 7) to fund these investments.

Security Transactions, Payment-in-Kind, Income Recognition, Realized/Unrealized Gains or Losses

Security transactions are recorded on a trade-date basis. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method. Net realized gains and losses reflect the impact of investments written off during the period, if any. The Company reports changes in fair value of investments that are measured at fair value as a component of net change in unrealized appreciation or depreciation on investments in the Consolidated Statements of Operations. The Company reports changes in fair value of the interest rate derivative that is measured at fair value as a component of net change in unrealized appreciation or depreciation on interest rate derivative in the Consolidated Statements of Operations.

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that the Company expects to collect such amounts. Dividend income is recognized on the ex-dividend date. Original issue discount, representing the estimated fair value of detachable equity or warrants obtained in conjunction with the acquisition of debt securities and market discount or premium are capitalized and accreted or amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion/amortization of discounts and premiums and upfront loan origination fees.

Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or when it is no longer probable that principal or interest will be collected. However, the Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. The Company records the reversal of any previously accrued income against the same income category reflected in the Consolidated Statements of Operations. As of December 31, 2017, the Company had loans on non-accrual status with an amortized cost basis of $56,342 and fair value of $20,955. As of December 31, 2016, the Company had loans on non-accrual status with an amortized cost basis of $13,843 and fair value of $6,893.

The Company has investments in its portfolio which contain a contractual paid-in-kind, or PIK, interest provision. PIK interest is computed at the contractual rate specified in each investment agreement, is added to the principal balance of the investment, and is recorded as income. The Company will cease accruing PIK interest if there is insufficient value to support the accrual or if the Company does not expect amounts to be collectible and will generally only begin to recognize PIK income again when all principal and interest have been paid or upon the restructuring of the investment where the interest is deemed collectable. To maintain the Company’s status as a RIC, PIK interest income, which is considered investment company taxable income, must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash. Amounts necessary to pay these dividends may come from available cash.

The following shows a rollforward of PIK income activity for the years ended December 31, 2017, 2016 and 2015:

	Years ended December 31,
	2017	2016	2015
Accumulated PIK balance, beginning of period	$3,086	$9,302	$7,041
PIK income capitalized/receivable	2,166	2,253	4,579
PIK received in cash from repayments	(32)	(1,799)	(2,318)
PIK reduced through restructurings/sales	(44)	(6,670)	—
PIK deemed uncollectible	(1,254)	—	—

Accumulated PIK balance, end of period	$3,922	$3,086	$9,302

Interest income from the Company’s TRA and CLO residual interests is recorded based upon an estimation of an effective yield to expected maturity using anticipated cash flows. Amounts in excess of income recognized are recorded as a reduction to the cost basis of the investment. The Company monitors the anticipated cash flows from its TRA and CLO residual interests and will adjust its effective yield periodically as needed.

The Company capitalizes and amortizes upfront loan origination fees received in connection with the closing of investments. The unearned income from such fees is accreted into interest income over the contractual life of the loan based on the effective interest method. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees, and unamortized discounts are recorded as interest income.

The Company will recognize any earned exit or back-end fees into income when it believes the amounts will ultimately become collected by using either the beneficial interest model or other appropriate income recognition frameworks.

In certain investment transactions, the Company may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned. The Company had no income from advisory services related to portfolio companies for the years ended December 31, 2017, 2016 and 2015.

The Company may also generate revenue in the form of fees from the management of Greenway and Greenway II (as defined in Note 4), prepayment premiums, commitment, loan origination, structuring or due diligence fees, exit fees, portfolio company administration fees, fees for providing significant managerial assistance and consulting fees.

U.S. Federal Income Taxes, Including Excise Tax

The Company has elected to be taxed as a RIC under Subchapter M of the Code and currently qualifies, and intends to continue to qualify each year, as a RIC under the Code. Accordingly, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed to stockholders.

In order to qualify for favorable tax treatment as a RIC, the Company is required to distribute annually to its stockholders at least 90% of its investment company taxable income, as defined by the Code. To avoid a 4% U.S. federal excise tax on undistributed earnings, the Company is required to distribute each calendar year the sum of (i) 98% of its ordinary income for such calendar year (ii) 98.2% of its net capital gains for the one-year period ending October 31 of that calendar year (iii) any income recognized, but not distributed, in preceding years and on which the Company paid no U.S. federal income tax. The Company, at its discretion, may choose not to distribute all of its taxable income for the calendar year and pay a non-deductible 4% excise tax on this income. If the Company chooses to do so, all other things being equal, this would increase expenses and reduce the amount available to be distributed to stockholders. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate.

The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income. See also the disclosure in Note 11, Distributions, for a summary of the dividends paid. For the years ended December 31, 2017, 2016 and 2015, the Company incurred U.S. federal excise tax and other tax expenses of $441, $419 and $678, respectively.

Certain consolidated subsidiaries of the Company are subject to U.S. federal and state income taxes. These taxable entities are not consolidated for income tax purposes and may generate income tax liabilities or assets from permanent and temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries.

The following shows the breakdown of current and deferred income tax provisions for the years ended December 31, 2017, 2016 and 2015 :

	For the years ended December 31,
	2017	2016	2015
Current income tax provision:
Current income tax benefit (provision)	$1	$(285)	$169
Current tax provision on realized gain on investments	(842)	—	(8)

Deferred income tax benefit:
Deferred income tax benefit	272	549	752
Benefit (provision) for taxes on unrealized gain on investments	2,146	137	(1,226)

These current and deferred income taxes are determined from taxable income estimates provided by portfolio companies where the Company holds equity or equity-like investments organized as pass-through entities in its corporate subsidiaries. These tax estimates may be subject to further change once tax information is finalized for the year. As of December 31, 2017 and 2016, $42 and $112, respectively, of income tax receivable was included in prepaid expenses and other assets on the Consolidated Statements of Assets and Liabilities. As of December 31, 2017 and 2016, $2,336 and $4,518, respectively, were included in deferred tax liability on the Consolidated Statements of Assets and Liabilities primarily relating to deferred taxes on unrealized gains on investments and other temporary book to tax differences held in its corporate subsidiaries. As of December 31, 2017 and 2016, $2,661 (net of $1,149 allowance) and $2,442 (net of $2,115 allowance), respectively of deferred tax assets were included in deferred tax assets on the Consolidated Statements of Assets and Liabilities relating to net operating loss carryforwards and unrealized losses on investments and other temporary book to tax differences that are expected to be used in future periods.

Under the RIC Modernization Act (the “RIC Act”), we are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during post-enactment taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under the rules applicable to pre-enactment capital losses.

Because U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The Company follows the provisions under the authoritative guidance on accounting for and disclosure of uncertainty in tax positions. The provisions require management to determine whether a tax position of the Company is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions not meeting the more likely than not threshold, the tax amount recognized in the consolidated financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. There are no unrecognized tax benefits or obligations in the accompanying consolidated financial statements. Although the Company files U.S. federal and state tax returns, the Company’s major tax jurisdiction is U.S. federal. The Company’s U.S. federal tax years subsequent to 2014 remain subject to examination by taxing authorities.

Distributions

Distributions to stockholders are recorded on the applicable record date. The amount to be paid out as a dividend is determined by the Company’s board of directors on a quarterly basis. Net realized capital gains, if any, are generally distributed at least annually out of assets legally available for such distributions, although the Company may decide to retain such capital gains for investment.

Capital transactions in connection with the Company’s dividend reinvestment plan are recorded when shares are issued.

Recent Accounting Pronouncements

In January 2016, the FASB issued ASU 2016-01, “Financial Instruments—Overall”, which makes limited amendments to the guidance in U.S. GAAP on the classification and measurement of financial instruments. The new standard significantly revises an entity’s accounting related to (1) the classification and measurement of investments in equity securities and (2) the presentation of certain fair value changes for financial liabilities measured at fair value. It also amends certain disclosure requirements associated with the fair value of financial instruments. ASU 2016-01 is effective for fiscal years beginning after December 15, 2017, including interim periods therein. Early adoption is permitted specifically for the amendments pertaining to the presentation of certain fair value changes for financial liabilities measured at fair value. Early adoption of all other amendments is not permitted. The Company determined that the adoption of this standard will not have an impact on its consolidated financial statements.

In April 2016, the FASB issued ASU 2016-10, “Revenue from Contracts with Customers (Topic 606),” which amends the criteria for revenue recognition where an entity enters into contracts with customers to transfer goods or services or where there is a transfer of nonfinancial assets. Under ASU 2016-10, an entity should recognize revenue in an amount that reflects the consideration to which the entity expects to be entitled to in exchange for those goods or services. ASU 2016-10 will be effective for annual and interim reporting periods beginning after December 15, 2017. The Company determined that the adoption of this standard will not have an impact on its consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, “Statement of Cash Flows (Topic 230)”, which seeks to reduce diversity in how certain cash payments are presented in the Statement of Cash Flows. Under ASU 2016-15, an entity will need to conform to the presentation as prescribed for eight specific cash flow issues. ASU 2016-15 will be effective for annual and interim reporting periods beginning after December 15, 2017. The Company determined that the adoption of this standard will not have an impact on its consolidated financial statements.

In December 2016, the FASB issued ASU 2016-19, “Technical Corrections and Improvements (Topic 820)”, which includes minor corrections and clarifications that affect a wide variety of topics in the Accounting Standards Codification, including an amendment to Topic 820, “Fair Value Measurement”, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance of that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the Topic 820 amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for fiscal years, and interim periods within those fiscal years, for all entities beginning after December 15, 2016. The Company adopted this standard effective January 1, 2017, and any further required disclosures surrounding changes to valuation approach and/or a valuation technique are disclosed in the Company’s consolidated financial statements.

3. Investments

The Company has adopted the authoritative guidance under GAAP for estimating the fair value of investments in investment companies that have calculated net asset value per share in accordance with the specialized accounting guidance for Investment Companies. Accordingly, in circumstances in which net asset value per share of an investment is determinative of fair value, the Company estimates the fair value of an investment in an investment company using the net asset value per share of the investment (or its equivalent) without further adjustment if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date. Redemptions are not generally permitted in the Company’s investments in funds. The remaining term of the Company’s investments in funds is expected to be two to six years.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Company discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). If any transfers occur between the levels or categories of the fair value hierarchy, they are assumed to have occurred at the beginning of the period. The guidance establishes three levels of the fair value hierarchy as follows:

Level 1—Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2—Quoted prices in markets that are not considered to be active or financial instruments for which significant inputs are observable, either directly or indirectly;

Level 3—Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following is a summary of the levels within the fair value hierarchy in which the Company invests as of December 31, 2017:

Description	Fair Value	Level 1	Level 2	Level 3
First lien senior secured debt	$407,097	$—	$—	$407,097
Second lien debt	32,765	—	—	32,765
Subordinated debt	19,105	—	—	19,105
Equity investments	69,174	—	—	69,174
Warrants	75	—	—	75
Investment in Logan JV(1)	65,410	—	—	—
Investment in payment rights	11,259	—	—	11,259
Investments in funds(1)	3,806	—	—	—

Total investments	$608,691	$—	$—	$539,475

The following is a summary of the levels within the fair value hierarchy in which the Company invests as of December 31, 2016:

Description	Fair Value	Level 1	Level 2	Level 3
First lien senior secured debt	$370,863	$—	$—	$370,863
Second lien debt	95,284	—	—	95,284
Subordinated debt	28,092	—	—	28,092
Equity investments	86,163	—	—	86,163
Warrants	4,151	—	—	4,151
CLO residual interests	7,225	—	—	7,225
Investment in Logan JV(1)	59,737	—	—	—
Investment in payment rights	13,289	—	—	13,289
Investments in funds(1)	4,399	—	—	—

Total investments	$669,203	$—	$—	$605,067

Interest rate derivative	(50)	—	(50)	—

Total liability at fair value	$(50)	$—	$(50)	$—

(1)

Certain investments that are measured at fair value using net asset value have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statements of Assets and Liabilities.

The following is a summary of the industry classification in which the Company invests as of December 31, 2017:

Industry	Amortized Cost	Fair Value	% of Total Portfolio	% of Net Assets
Consumer products and services	$121,937	$117,149	19.25%	34.05%
Industrials and manufacturing	92,506	93,272	15.32%	27.11%
Financial services	75,111	77,663	12.76%	22.57%
Investment funds and vehicles	67,000	65,410	10.75%	19.01%
IT services	57,401	56,159	9.23%	16.32%
Healthcare	46,011	45,711	7.51%	13.29%
Business services	38,601	42,266	6.94%	12.29%
Energy / utilities	46,138	38,417	6.31%	11.17%
Retail & grocery	41,629	37,615	6.18%	10.93%
Media, entertainment and leisure	31,380	30,362	4.99%	8.83%
Transportation	1,000	3,124	0.51%	0.91%
Restaurants	21,653	1,543	0.25%	0.45%

Total Investments	$640,367	$608,691	100.00%	176.93%

The following is a summary of the industry classification in which the Company invests as of December 31, 2016:

Industry	Amortized Cost	Fair Value	% of Total Portfolio	% of Net Assets
Consumer products and services	$122,271	$120,568	18.01%	30.94%
Industrials and manufacturing	101,038	102,174	15.26%	26.22%
Investment funds and vehicles	59,000	59,737	8.93%	15.32%
Financial services	56,808	59,614	8.91%	15.29%
Media, entertainment and leisure	49,118	53,433	7.98%	13.71%
Healthcare	51,794	51,843	7.75%	13.30%
IT services	55,572	50,605	7.56%	12.98%
Retail & grocery	35,413	40,392	6.04%	10.36%
Energy / utilities	42,010	35,793	5.35%	9.18%
Business services	29,138	25,941	3.88%	6.65%
Food & beverage	20,590	21,215	3.17%	5.44%
Restaurants	21,239	20,651	3.09%	5.30%
Transportation	17,934	20,012	2.99%	5.13%
Structured products	8,681	7,225	1.08%	1.85%

Total Investments	$670,606	$669,203	100.00%	171.67%

The following is a summary of the geographical concentration of our investment portfolio as of December 31, 2017:

Region	Amortized Cost	Fair Value	% of Total Portfolio	% of Net Assets
United States
Northeast	$244,792	$221,948	36.48%	64.53%
Southwest	189,459	180,283	29.62%	52.40%
Southeast	72,451	67,579	11.10%	19.64%
Northwest	39,359	43,977	7.22%	12.78%
Midwest	44,882	43,117	7.08%	12.53%
West	27,323	27,963	4.59%	8.13%
Canada	22,101	23,824	3.91%	6.92%

Total Investments	$640,367	$608,691	100.00%	176.93%

The following is a summary of the geographical concentration of our investment portfolio as of December 31, 2016:

Region	Amortized Cost	Fair Value	% of Total Portfolio	% of Net Assets
Northeast	$253,249	$258,128	38.57%	66.22%
Southwest	180,857	175,003	26.15%	44.89%
Southeast	81,377	85,752	12.81%	22.00%
Midwest	70,643	62,618	9.36%	16.06%
Northwest	42,178	51,596	7.71%	13.24%
West	42,302	36,106	5.40%	9.26%

Total Investments	$670,606	$669,203	100.00%	171.67%

The level of an asset or liability within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management.

The Company considers whether the volume and level of activity for the asset or liability have significantly decreased and identifies transactions that are not orderly in determining fair value. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

The following provides quantitative information about Level 3 fair value measurements as of December 31, 2017:

Description	Fair Value	Valuation Technique	Unobservable Inputs	Range (Average)(1)
First lien senior secured debt	$334,483	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	11% - 12% (12%)
	72,614	Market comparable companies (market approach)	EBITDA Multiple	4.5x - 5.2x (4.8x)
Second lien debt	26,237	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	13% - 14% (13%)
	6,528	Market comparable companies (market approach)	EBITDA Multiple	5.0x - 6.0x (5.5x)
Subordinated debt	12,425	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	13% - 14% (14%)
	6,680	Market comparable companies (market approach)	EBITDA Multiple	4.5x - 5.5x (5.0x)
Equity investments	55,201	Market comparable companies (market approach)	EBITDA Multiple	5.3x - 6.0x (5.7x)
	13,973	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	16% - 17% (16%)
Warrants	75	Market comparable companies (market approach)	EBITDA Multiple	5.8x - 6.3x (6.0x)
Investment in payment rights	11,259	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	12% - 13% 13%
			Federal and State Tax Rates	26%

Total Level 3 Investments	$539,475

The following provides quantitative information about Level 3 fair value measurements as of December 31, 2016:

Description	Fair Value	Valuation Technique	Unobservable Inputs	Range (Average)(1)
First lien senior secured debt	$301,101	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	12% - 14% (13%)
	69,762	Market comparable companies (market approach)	EBITDA Multiple	5.5x - 6.7x (6.1x)
Second lien debt	89,869	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	14% - 16% (15%)
	5,415	Market comparable companies (market approach)	EBITDA Multiple	5.8x - 6.3x (6.0x)
Subordinated debt	28,092	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	15% - 17% (16%)
Equity investments	67,644	Market comparable companies (market approach)	EBITDA Multiple	4.9x - 5.8x (5.4x)
	18,519	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	14% - 15% (15%)
Warrants	4,151	Market comparable companies (market approach)	EBITDA Multiple	3.8x - 4.3x (4.0x)
Investment in payment rights	13,289	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	14% - 15% 15%
			Federal Tax Rates	35% - 40% (38%)
CLO residual interests	7,225	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	18% - 23% 20%
			Weighted average prepayment rate	25%
			Weighted average default rate	2%

Total Level 3 Investments	$605,067

(1)	Averages were determined using a weighted average based upon the fair value of the investments in each investment category.

The primary significant unobservable input used in the fair value measurement of the Company’s debt securities (first lien secured debt, second lien debt and subordinated debt), including income-producing investments in funds and income producing securities, payment rights and CLO residual interests is the weighted average cost of capital, or WACC. Significant increases (decreases) in the WACC in isolation would result in a significantly lower (higher) fair value measurement. In determining the WACC, for the income, or yield approach, the Company considers current market yields and multiples, portfolio company performance, leverage levels, credit quality, among other factors, including U.S. federal tax rates, in its analysis. In the case of CLO residual interests, the Company considers prepayment, re-investment and loss assumptions based upon historical and projected performance as well as comparable yields for other similar structured products. In the case of the tax receivable agreement (“TRA”), the Company considers the risks associated with changes in tax rates, the performance of the portfolio company and the expected term of the investment. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate WACC to use in the income approach.

The primary significant unobservable input used in the fair value measurement of the Company’s equity investments, investments in warrants and debt investments where the Company has a controlling equity investment is the EBITDA multiple adjusted by management for differences between the investment and referenced comparables, or the multiple. Significant increases (decreases) in the multiple in isolation would result in a significantly higher (lower) fair value measurement. To determine the multiple for the market approach, the Company considers current market trading and/or transaction multiples, portfolio company performance (financial ratios) relative to public and private peer companies and leverage levels, among other factors. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate multiple to use in the market approach.

The following table rolls forward the changes in fair value during the year ended December 31, 2017 for investments classified within Level 3:

	First lien senior secured debt	Second lien debt	Subordinated debt	Equity investments	Warrants	Investment in payment rights	CLO residual interests	Totals
Beginning balance, January 1, 2017	$370,863	$95,284	$28,092	$86,163	$4,151	$13,289	$7,225	$605,067
Purchases	101,383	—	1,651	2,075	—	—	—	105,109
Sales and repayments	(84,593)	(21,434)	—	(17,846)	—	(631)	(7,225)	(131,729)
Unrealized appreciation (depreciation)(1)	(2,997)	(9,892)	(2,649)	(12,348)	75	(1,399)	1,457	(27,753)
Realized (loss) gain	(12,018)	(11,329)	—	6,465	—	—	(1,457)	(18,339)
Net amortization of premiums, discounts and fees	4,383	119	76	40	—	—	—	4,618
PIK	1,007	386	635	474	—	—	—	2,502
Transfers between categories(2)	29,069	(20,369)	(8,700)	4,151	(4,151)	—	—	—

Ending balance, December 31, 2017	$407,097	$32,765	$19,105	$69,174	$75	$11,259	$—	$539,475

Net change in unrealized appreciation (depreciation) from investments still held as of the reporting date	$(4,872)	$(19,033)	$(2,648)	$(5,333)	$75	$(1,399)	$—	$(33,209)

(1)	All unrealized appreciation (depreciation) in the table above is reflected in the accompanying Consolidated Statements of Operations.
(2)

Represents transfer of Gold, Inc. from subordinated debt to second lien debt, transfer of YP Equity Investors, LLC from warrants to equity investments, and transfer of Alex Toys, LLC from second lien debt to first lien debt.

The following table rolls forward the changes in fair value during the year ended December 31, 2016 for investments classified within Level 3:

	First lien senior secured debt	Second lien debt	Subordinated debt	Equity investments	Warrants	Investment in payment rights	CLO residual interests	Totals
Beginning balance, January 1, 2016	$366,487	$177,086	$63,781	$59,314	$5,000	$13,307	$15,002	$699,977
Purchases(2)	135,604	14,364	2,418	27,866	—	—	—	180,252
Sales and repayments(2)	(123,700)	(89,338)	(26,867)	(1,632)	—	(503)	(7,320)	(249,360)
Unrealized appreciation (depreciation)(1)	3,158	(8,363)	9,847	6,195	(849)	485	647	11,120
Realized loss	(14,343)	—	(21,896)	(5,983)	—	—	(1,104)	(43,326)
Net amortization of premiums, discounts and fees	2,758	1,359	164	40	—	—	—	4,321
PIK	899	176	645	363	—	—	—	2,083

Ending balance, December 31, 2016	$370,863	$95,284	$28,092	$86,163	$4,151	$13,289	$7,225	$605,067

Net change in unrealized appreciation (depreciation) from investments still held as of the reporting date(1)	$(4,385)	$(8,816)	$(1,365)	$451	$(849)	$484	$6	$(14,474)

(1)	All unrealized appreciation (depreciation) in the table above is reflected in the accompanying Consolidated Statements of Operations.
(2)	Includes reorganizations and restructurings of investments.

Significant Unconsolidated Subsidiaries

In accordance with the SEC’s Regulation S-X and GAAP, the Company is not permitted to consolidate any subsidiary or other entity that is not an investment company or a controlled operating company whose business consists of providing services to the company, including those in which the Company has a controlling interest. The Company had certain unconsolidated subsidiaries as of and for the years ended December 31, 2017 and 2016 that met at least one of the significance conditions under the SEC’s Regulation S-X. Accordingly, pursuant to Rule 4-08 of Regulation S-X, summarized, comparative financial information is presented below for our significant unconsolidated subsidiaries, which include C&K Market, Inc., Copperweld Bimetallics, LLC, Loadmaster Derrick & Equipment, Inc., OEM Group, LLC, THL Credit Logan JV, LLC and Tri-Starr Management Services, Inc. as of December 31, 2017 and for the year ended December 31, 2017 and C&K Market, Inc., Copperweld Bimetallic, LLC, Loadmaster Derrick & Equipment, Inc., OEM Group, LLC, Thibaut, Inc., THL Credit Logan JV, LLC and Tri-Starr Management Services, Inc., as of December 31, 2016 and for the year ended December 31, 2016 and C&K Market, Inc., Dimont Associates, Inc., and THL Credit Logan JV, LLC for the year ended December 31, 2015.

	As of December 31,			For the years ended
Balance Sheet	2017	2016	Income Statement	2017	2016	2015
Current Assets	$119,790	$145,785	Net Sales	$594,343	$665,657	$808,182
Noncurrent assets	398,150	436,922	Gross Profit	144,614	159,405	189,133
Current liabilities	107,720	111,001	Net income (loss)	(16,766)	7,140	(32,321)
Noncurrent liabilities	326,641	370,482

In addition, the Company’s investment in THL Credit Logan JV, LLC met at least one of the significance conditions under SEC’s Regulation S-X, Rule 3-09 as of December 31, 2017 and 2016 and for the years ended December 31, 2017 and 2016. Accordingly, the financial statements for THL Credit Logan JV LLC have been attached as an exhibit to this Form 10-K. There are no companies that met the significance conditions under SEC Regulation S-X, Rule 3-09 as of December 31, 2015 and for the year ended December 31, 2015.

THL Credit Logan JV LLC

On December 3, 2014, the Company entered into an agreement with Perspecta Trident LLC, an affiliate of Perspecta Trust LLC, or Perspecta, to create THL Credit Logan JV LLC, or Logan JV, a joint venture, which invests primarily in senior secured first lien term loans. All Logan JV investment decisions must be unanimously approved by the Logan JV investment committee consisting of one representative from each of the Company and Perspecta.

The Company has determined that Logan JV is an investment company under ASC 946, however, in accordance with such guidance, the Company will generally not consolidate its investment in a company other than a wholly owned investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company does not consolidate its non-controlling interest in Logan JV.

Logan JV is capitalized with capital contributions which are generally called from its members, on a pro-rata basis based on their capital commitments, as transactions are completed. Any decision by the Logan JV to call down on capital commitments requires the explicit authorization of the Company, coupled with that of Perspecta, and the Company may withhold such authorization for any reason in its sole discretion.

As of December 31, 2017 and 2016, Logan JV had the following commitments, contributions and unfunded commitments from its Members.

	As of December 31, 2017
Member	Total Commitments	Contributed Capital	Unfunded Commitments
THL Credit, Inc.	$200,000	$67,000	$133,000
Perspecta Trident LLC	50,000	16,750	33,250

Total Investments	$250,000	$83,750	$166,250

	As of December 31, 2016
Member	Total Commitments	Contributed Capital	Unfunded Commitments
THL Credit, Inc.	$200,000	$59,000	$141,000
Perspecta Trident LLC	50,000	14,750	35,250

Total Investments	$250,000	$73,750	$176,250

On December 17, 2014, Logan JV entered into a senior credit facility, or the Logan JV Credit Facility, with Deutsche Bank AG which allows Logan JV to borrow up to $50,000 subject to leverage and borrowing base restrictions. Throughout the course of 2016 and 2017, in accordance with the terms of the Logan JV Credit Facility, Deutsche Bank AG and other banks increased the commitment amount to $175,000. On January 12, 2018, the Logan JV Credit Facility was amended to extend the final maturity date to January 12, 2023 with the revolving loan period ending on January 12, 2021 and decrease pricing to three month LIBOR (with no LIBOR floor) plus 2.40%. On January 26, 2018 the Logan JV Credit Facility was amended to increase commitments to $200,000. As of December 31, 2017 and 2016, Logan JV had $169,632 and $129,257 outstanding debt under the credit facility, respectively. As of December 31, 2017, the Logan JV Credit Facility bears interest at three month LIBOR (with no LIBOR floor) plus 2.50%. As of December 31, 2017, the effective interest rate on the Logan JV Credit Facility was 3.92% per annum.

As of December 31, 2017 and 2016, Logan JV had total investments at fair value of $250,400 and $200,190, respectively. As of December 31, 2017 and December 31, 2016, Logan JV’s portfolio was comprised of senior secured first lien loans and second lien loans to 110 and 91 different borrowers, respectively. As of December 31, 2017 and 2016, there were no loans on non-accrual status. As of December 31, 2017 and 2016, Logan JV had unfunded commitments to fund revolver and delayed draw loans to its portfolio companies totaling $1,426 and $392, respectively. The portfolio companies in Logan JV are in industries similar to those in which the Company may invest directly.

Below is a summary of Logan JV’s portfolio, followed by a listing of the individual loans in Logan JV’s portfolio as of December 31, 2017 and December 31, 2016:

	As of December 31,	As of December 31,
	2017	2016
First lien secured debt, at par	$233,904	$180,385
Second lien debt, at par	22,847	23,564

Total debt investments, at par	$256,751	$203,949

Weighted average yield on first lien secured loans(1)	5.9%	6.4%
Weighted average yield on second lien loans(1)	8.7%	9.4%
Weighted average yield on all loans(1)	6.1%	6.7%
Number of borrowers in Logan JV	112	91
Largest loan to a single borrower(2)	$5,000	$4,975
Total of five largest loans to borrowers(2)	$24,397	$23,918

(1)	Weighted average yield at their current cost.
(2)	At current principal amount.

The weighted average yield of Logan JV’s debt investments is not the same as a return on Logan JV investment for the Company’s stockholders but, rather, relates to a portion of the Company’s investment portfolio and is calculated before the payment of the Company’s expenses. The weighted average yield was computed using the effective interest rates as of December 31, 2017 and December 31, 2016, respectively, including accretion of original issue discount and loan origination fees. There can be no assurance that the weighted average yield will remain at its current level.

For years ended December 31, 2017, 2016 and 2015, our share of income from distributions declared related to our Logan JV LLC equity interest was $9,254, $7,440 and $3,804, respectively, which amounts are included in dividend income from controlled investments in the Consolidated Statements of Operations. As of December 31, 2017 and December 31, 2016, $2,640 and $3,356, respectively, of income related to the Logan JV was included in interest, dividends and fees receivable on the Consolidated Statements of Assets and Liabilities. The distributions declared and earned for the year ended December 31, 2017 represented a dividend yield to the Company of 14.2% based upon average capital invested for the year. Distributions declared and earned for the three months ended December 31, 2016 represented a dividend yield to the Company of 14.1% based upon average capital invested for the year. Distributions declared and earned for the three months ended December 31, 2015 represented a dividend yield to the Company of 12.8% based upon average capital invested for the year.

Logan JV Loan Portfolio as of December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Senior Secured First Lien Term Loans
Canada
Can Am Construction Inc	Construction & Building	7.07% (LIBOR + 5.5%)	06/29/2017	07/01/2024	1,194	$1,160	$1,206
Parq Holdings LP	Hotel, Gaming & Leisure	9.19% (LIBOR + 7.5%)	12/05/2014	12/17/2020	998	989	1,005
PNI Canada Acquireco Corp	High Tech Industries	7.32% (LIBOR + 5.75%)	08/23/2017	09/21/2022	1,820	1,717	1,764

Total Canada						$3,866	$3,975

Cayman Islands
Lindblad Maritime	Hotel, Gaming & Leisure	6.34% (LIBOR + 4.5%)	06/23/2015	05/08/2021	334	$336	$337

Total Cayman Islands						$336	$337

Denmark
Rhodia Acetow	Construction & Building	7.19% (LIBOR + 5.5%)	04/21/2017	05/31/2023	995	$982	$999

Total Denmark						$982	$999

Luxembourg
AMS FinCo SARL	Services: Business	7.07% (LIBOR + 5.5%)	05/17/2017	05/27/2024	2,488	$2,465	$2,512

Total Luxembourg						$2,465	$2,512

United States of America
1A Smart Start LLC	Services: Consumer	6.19% (LIBOR + 4.5%)	03/20/2017	02/21/2022	1,593	$1,588	$1,586
1A Smart Start LLC	Services: Consumer	6.44% (LIBOR + 4.75%)	08/28/2015	02/21/2022	2,450	2,434	2,450
A Place for Mom Inc	Services: Consumer	5.69% (LIBOR + 4%)	07/28/2017	08/10/2024	3,990	3,971	4,002
Advanced Integration Technology LP	Aerospace & Defense	6.32% (LIBOR + 4.75%)	07/15/2016	04/03/2023	1,975	1,958	1,990
AgroFresh Inc.	Services: Business	6.44% (LIBOR + 4.75%)	12/01/2015	07/31/2021	1,955	1,946	1,935
Air Medical Group Holdings Inc	Healthcare & Pharmaceuticals	4.25% (LIBOR + 4.25%)	09/26/2017	09/25/2024	2,250	2,233	2,259
Alpha Media LLC	Media: Broadcasting & Subscription	7.42% (LIBOR + 6%)	02/24/2016	02/25/2022	3,299	3,184	3,159
American Sportsman Holdings Co	Retail	6.569% (LIBOR + 5%)	11/22/2016	09/25/2024	3,990	3,938	3,985
Ansira Holdings, Inc.(3)	Media: Advertising, Printing & Publishing	8.19% (LIBOR + 6.5%)	12/20/2016	12/20/2022	254	138	139
Ansira Holdings, Inc.	Media: Advertising, Printing & Publishing	8.19% (LIBOR + 6.5%)	12/20/2016	12/20/2022	1,728	1,714	1,719
AP Gaming I LLC	Hotel, Gaming & Leisure	7.07% (LIBOR + 5.5%)	06/06/2017	02/15/2024	2,488	2,482	2,517
APC Aftermarket	Automotive	6.41% (LIBOR + 5%)	05/09/2017	05/10/2024	498	488	492
Aptean, Inc.	Services: Business	5.95% (LIBOR + 4.25%)	12/15/2017	12/20/2022	1,985	1,967	2,004
Avaya Inc	Telecommunications	6.23% (LIBOR + 4.75%)	11/09/2017	12/15/2024	2,614	2,586	2,577
Barbri Inc	Media: Diversified & Production	5.73% (LIBOR + 4.25%)	12/01/2017	11/21/2023	3,500	3,483	3,500
Beasley Mezzanine Holdings LLC	Media: Broadcasting & Subscription	5.49% (LIBOR + 4%)	11/17/2017	11/15/2023	3,033	3,018	3,064
Big Ass Fans LLC	Services: Business	5.94% (LIBOR + 4.25%)	11/07/2017	05/21/2024	2,500	2,488	2,511
Big River Steel LLC	Metals & Mining	6.69% (LIBOR + 5%)	08/15/2017	08/23/2023	1,995	1,976	2,017
Birch Communications, Inc.	Telecommunications	8.6% (LIBOR + 7.25%)	12/05/2014	07/17/2020	1,289	1,280	1,234
Brand Energy & Infrastructure Services, Inc.	Services: Business	5.63% (LIBOR + 4.25%)	06/16/2017	06/21/2024	2,985	2,957	3,000
Clear Balance Holdings, LLC	Banking, Finance, Insurance & Real Estate	7.44% (LIBOR + 5.75%)	07/07/2015	06/30/2020	4,988	4,976	4,938
Commercial Barge Line Co	Transportation: Cargo	10.32% (LIBOR + 8.75%)	11/06/2015	11/12/2020	1,369	1,330	800
Constellis Holdings, LLC	Aerospace & Defense	6.69% (LIBOR + 5%)	04/18/2017	04/21/2024	1,990	1,972	2,014
ConvergeOne Holdings Corp.	Telecommunications	6.45% (LIBOR+4.75%)	06/15/2017	06/20/2024	1,990	1,972	1,997

Logan JV Loan Portfolio as of December 31, 2017—(Continued)

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Conyers Park Parent Merger Sub Inc	Retail	5.39% (LIBOR+4%)	06/21/2017	07/07/2024	1,995	1,986	2,012
Country Fresh Holdings, LLC	Beverage, Food & Tobacco	6.69% (LIBOR + 5%)	07/14/2017	03/31/2023	4,874	4,829	4,825
Covenant Surgical Partners Inc(5)	Healthcare & Pharmaceuticals	6.13% (LIBOR + 4.75%)	09/29/2017	09/28/2024	692	126	133
Covenant Surgical Partners Inc	Healthcare & Pharmaceuticals	6.09% (LIBOR + 4.75%)	09/29/2017	10/04/2024	2,308	2,302	2,325
CPI Acquisition, Inc.	Services: Consumer	5.96% (LIBOR + 4.5%)	08/14/2015	08/17/2022	4,187	4,084	3,057
CryoLife Inc	Healthcare & Pharmaceuticals	5.36% (LIBOR + 4%)	11/15/2017	12/02/2024	2,000	1,990	2,020
CT Technologies Intermediate Holdings, Inc	Healthcare & Pharmaceuticals	5.82% (LIBOR + 4.25%)	02/11/2015	12/01/2021	1,940	1,946	1,939
Cvent, Inc.	Services: Business	5.32% (LIBOR + 3.75%)	06/16/2016	11/29/2024	1,990	1,972	1,995
Deerfield Holdings Corp	Banking, Finance, Insurance & Real Estate	3.25% (LIBOR + 3.25%)	12/06/2017	12/06/2024	250	249	251
DigiCert, Inc.	Services: Business	6.13% (LIBOR + 4.75%)	09/20/2017	10/31/2024	1,000	995	1,014
DXP Enterprises, Inc.	Energy: Oil & Gas	7.07% (LIBOR + 5.5%)	08/16/2017	08/29/2023	1,496	1,482	1,511
EmployBridge Holding Co.	Services: Business	8.19% (LIBOR + 6.5%)	02/04/2015	05/15/2020	2,912	2,907	2,844
EnergySolutions, LLC	Environmental Industries	6.45% (LIBOR + 4.75%)	07/28/2017	05/29/2020	3,727	3,774	3,783
Evo Payments International, LLC	Services: Business	5.57% (LIBOR + 4%)	12/08/2016	12/22/2023	2,620	2,598	2,646
Fairmount Santrol Holdings Inc.	Metals & Mining	7.69% (LIBOR + 6%)	10/27/2017	11/01/2022	2,000	1,971	2,028
Freedom Mortgage Corporation	Banking, Finance, Insurance & Real Estate	6.96% (LIBOR + 5.5%)	02/17/2017	02/23/2022	2,956	2,948	3,002
FullBeauty Brands LP	Retail	6.32% (LIBOR + 4.75%)	03/08/2016	10/14/2022	3,929	3,729	2,325
Gold Standard Baking, Inc.	Wholesale	6.25% (LIBOR + 4.5%)	05/19/2015	04/23/2021	2,925	2,917	2,918
Green Plains Inc	Chemicals, Plastics & Rubber	7.07% (LIBOR + 5.5%)	08/18/2017	08/29/2023	1,425	1,411	1,439
Gruden Acquisition Inc.	Transportation: Cargo	7.19% (LIBOR + 5.5%)	06/21/2017	08/18/2022	1,990	1,945	1,998
Gulf Finance, LLC	Energy: Oil & Gas	6.95% (LIBOR + 5.25%)	08/17/2016	08/25/2023	1,946	1,899	1,756
Heartland Dental LLC	Services: Consumer	6.45% (LIBOR + 4.75%)	07/28/2017	07/31/2023	1,000	995	1,015
Higginbotham Insurance Agency, Inc.	Banking, Finance, Insurance & Real Estate	3.75% (LIBOR + 3.75%)	12/14/2017	11/30/2024	5,000	4,975	5,013
Idera Inc	High Tech Industries	6.57% (LIBOR + 5%)	06/27/2017	06/28/2024	2,356	2,334	2,358
Impala Private Holdings II LLC	Services: Business	5.7% (LIBOR + 4%)	11/10/2017	11/14/2024	1,667	1,658	1,661
Infoblox Inc.	High Tech Industries	6.57% (LIBOR + 5%)	11/03/2016	11/07/2023	2,205	2,168	2,221
Insurance Technologies	Banking, Finance, Insurance & Real Estate	7.74% (LIBOR + 6.5%)	03/26/2015	12/15/2021	3,406	3,377	3,406

Logan JV Loan Portfolio as of December 31, 2017—(Continued)

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Insurance Technologies(4)	Banking, Finance, Insurance & Real Estate	0.5% (LIBOR + 0.5%)	03/26/2015	12/15/2021	137	(1)	—
Jackson Hewitt Tax Service Inc	Services: Consumer	8.38% (LIBOR + 7%)	07/24/2015	07/30/2020	931	921	923
Kemet Corporation	High Tech Industries	7.57% (LIBOR + 6%)	04/21/2017	04/26/2024	975	948	986
Kestra Financial, Inc.	Banking, Finance, Insurance & Real Estate	6.94% (LIBOR + 5.25%)	06/10/2016	06/24/2022	3,940	3,896	3,940
KMG Chemicals Inc	Chemicals, Plastics & Rubber	4.32% (LIBOR + 2.75%)	06/13/2017	06/15/2024	809	805	813
Lindblad Expeditions Inc	Hotel, Gaming & Leisure	6.34% (LIBOR + 4.5%)	06/23/2015	05/08/2021	2,591	2,600	2,610
Lyons Magnus Inc aka	Consumer goods: Non-Durable	5.68% (LIBOR + 4.25%)	11/03/2017	11/11/2024	2,500	2,488	2,527
Margaritaville Holdings LLC	Beverage, Food & Tobacco	7.46% (LIBOR + 6%)	03/12/2015	03/12/2021	4,177	4,155	4,177
MCS Group Holdings LLC	Services: Business	6.25% (LIBOR + 4.75%)	05/12/2017	05/20/2024	1,990	1,981	2,005
MDVIP Inc	Services: Business	5.66% (LIBOR + 4.25%)	11/10/2017	11/14/2024	3,040	3,025	3,048
Merrill Communications LLC	Media: Advertising, Printing & Publishing	6.63% (LIBOR + 5.25%)	05/29/2015	06/01/2022	1,750	1,743	1,765
Meter Readings Holding, LLC	Utilities: Electric	7.23% (LIBOR + 5.75%)	08/17/2016	08/29/2023	2,967	2,941	2,982
Morphe, LLC	Retail	7.69% (LIBOR + 6%)	02/21/2017	02/10/2023	2,888	2,850	2,873
Nasco Healthcare, Inc.	Healthcare & Pharmaceuticals	6.07% (LIBOR + 4.5%)	07/13/2015	06/30/2021	4,536	4,523	4,513
New Insight Holdings Inc	Services: Business	7.13% (LIBOR + 5.5%)	12/08/2017	12/20/2024	2,000	1,900	1,918
NextCare, Inc.	Healthcare & Pharmaceuticals	7.57% (LIBOR + 6%)	08/21/2015	07/31/2018	2,919	2,916	2,919
Oak Point Partners, LLC	Banking, Finance, Insurance & Real Estate	7.32% (LIBOR + 5.75%)	09/13/2017	09/13/2023	3,000	2,964	2,978
OB Hospitalist Group Inc	Healthcare & Pharmaceuticals	5.61% (LIBOR + 4.25%)	08/08/2017	08/01/2024	2,400	2,389	2,424
Odyssey Logistics & Technology Corp	Transportation: Cargo	5.82% (LIBOR + 4.25%)	10/06/2017	10/12/2024	2,000	1,990	2,010
Pre-Paid Legal Services, Inc	Services: Business	6.82% (LIBOR + 5.25%)	05/21/2015	07/01/2019	828	826	831
Project Leopard Holdings Inc	High Tech Industries	7.19% (LIBOR + 5.5%)	06/21/2017	07/07/2023	1,746	1,742	1,760
PSC Industrial Outsourcing, LP	Environmental Industries	5.71% (LIBOR + 4.25%)	10/05/2017	10/11/2024	2,000	1,981	2,030
PT Holdings LLC	Wholesale	5.57% (LIBOR + 4%)	12/04/2017	12/09/2024	3,000	2,985	3,018
Quest Software	High Tech Industries	6.92% (LIBOR + 5.5%)	11/09/2017	10/31/2022	2,725	2,706	2,773

Logan JV Loan Portfolio as of December 31, 2017—(Continued)

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Red Ventures LLC	Media: Diversified & Production	4.25% (LIBOR + 4%)	10/18/2017	11/08/2024	2,494	2,470	2,495
Riverbed Technology, Inc.	High Tech Industries	4.82% (LIBOR + 3.25%)	02/25/2015	04/24/2022	966	962	953
SCS Holdings Inc	Services: Business	5.82% (LIBOR + 4.25%)	11/20/2015	10/30/2022	1,807	1,796	1,821
Silverback Merger Sub Inc	High Tech Industries	5.44% (LIBOR + 4%)	08/11/2017	08/21/2024	1,197	1,194	1,210
Sirva Worldwide, Inc.	Transportation: Cargo	7.99% (LIBOR + 6.5%)	11/18/2016	11/22/2022	2,878	2,818	2,906
SMS Systems Maintenance Services Inc	Services: Business	6.57% (LIBOR + 5%)	02/09/2017	10/30/2023	2,970	2,957	2,554
Starfish- V Merger Sub Inc	High Tech Industries	6.69% (LIBOR + 5%)	08/11/2017	08/16/2024	1,247	1,235	1,220
TerraForm AP Acquisition Holdings LLC	Energy: Electricity	5.94% (LIBOR + 4.25%)	10/11/2016	06/27/2022	868	868	873
Thoughtworks, Inc.	High Tech Industries	6.07% (LIBOR + 4.5%)	10/06/2017	10/11/2024	3,000	2,993	3,008
TKC Holdings Inc	Consumer goods: Durable	5.67% (LIBOR + 4.25%)	06/08/2017	02/01/2023	298	296	300
TOMS Shoes LLC	Retail	6.98% (LIBOR + 5.5%)	12/18/2014	10/30/2020	1,945	1,873	1,157
Tupelo Buyer Inc	Transportation: Consumer	5.64% (LIBOR + 4.25%)	10/02/2017	10/07/2024	1,600	1,585	1,618
TV Borrower US LLC	High Tech Industries	6.44% (LIBOR + 4.75%)	02/16/2017	02/22/2024	993	988	998
US Renal Care Inc	Healthcare & Pharmaceuticals	5.94% (LIBOR + 4.25%)	11/17/2015	12/30/2022	1,960	1,946	1,936
US Salt LLC	Chemicals, Plastics & Rubber	4.75% (LIBOR + 4.75%)	11/30/2017	12/01/2023	3,000	2,970	3,000
US Shipping Corp	Utilities: Oil & Gas	5.82% (LIBOR + 4.25%)	03/09/2016	06/26/2021	211	203	189
Utility One Source L.P.	Construction & Building	7.07% (LIBOR + 5.5%)	04/07/2017	04/18/2023	995	986	1,019
Verdesian Life Sciences LLC	Chemicals, Plastics & Rubber	6.38% (LIBOR + 5%)	12/09/2014	07/01/2020	2,119	1,944	1,907
Vertiv Group Corporation	Capital Equipment	5.35% (LIBOR + 4%)	09/30/2016	11/30/2023	1,504	1,465	1,505
Viewpoint Inc	High Tech Industries	5.94% (LIBOR + 4.25%)	07/18/2017	07/19/2024	998	993	1,002
Weight Watchers International, Inc.	Beverage, Food & Tobacco	6.23% (LIBOR + 4.75%)	11/20/2017	11/29/2024	2,700	2,647	2,721
Wirepath Home Systems LLC	Services: Business	6.87% (LIBOR + 5.25%)	07/31/2017	08/05/2024	2,993	2,978	3,034
Women’s Care Florida LLP	Healthcare & Pharmaceuticals	6.07% (LIBOR + 4.5%)	08/18/2017	09/29/2023	5,000	4,976	4,994
Zenith Merger Sub, Inc.	Services: Business	7.06% (LIBOR + 5.5%)	12/22/2017	12/13/2023	3,000	2,970	2,970
Zest Holdings LLC	Healthcare & Pharmaceuticals	5.82% (LIBOR + 4.25%)	04/13/2017	08/16/2023	1,985	1,981	2,006

Total United States of America						$223,014	$220,603

Total Senior Secured First Lien Term Loans						$230,663	$228,426

Second Lien Term Loans
Luxembourg
Lully Finance S.a.r.l.	Telecommunications	10.069% (LIBOR + 8.5%)	07/31/2015	10/16/2023	1,000	$993	$985

Total Luxembourg						$993	$985

United States of America
ABG Intermediate Holdings 2 LLC	Consumer goods: Durable	9.44% (LIBOR + 7.75%)	09/26/2017	09/29/2025	2,333	$2,316	$2,368
BJ’s Wholesale Club, Inc.	Beverage, Food & Tobacco	8.95% (LIBOR + 7.5%)	01/27/2017	02/03/2025	3,000	2,987	2,939
CH Hold Corp	Automotive	8.82% (LIBOR + 7.25%)	01/26/2017	02/03/2025	1,000	996	1,023

Logan JV Loan Portfolio as of December 31, 2017—(Continued)

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Constellis Holdings, LLC	Aerospace & Defense	10.69% (LIBOR + 9%)	04/18/2017	04/21/2025	1,000	$986	$1,003
DigiCert, Inc.	Services: Business	9.38% (LIBOR + 8%)	09/20/2017	10/31/2025	750	746	756
DiversiTech Holdings Inc	Capital Equipment	9.2% (LIBOR + 7.5%)	05/18/2017	06/02/2025	2,000	1,981	2,025
Gruden Acquisition Inc.	Transportation: Cargo	10.19% (LIBOR + 8.5%)	07/31/2015	08/18/2023	500	482	499
Midwest Physician Administrative Services, LLC	Healthcare & Pharmaceuticals	8.42% (LIBOR + 7%)	08/11/2017	08/15/2025	1,000	990	1,006
Optiv Security Inc	Services: Business	8.63% (LIBOR + 7.25%)	01/19/2017	01/31/2025	1,500	1,493	1,352
Pathway Partners Vet Management	Healthcare & Pharmaceuticals	9.57% (LIBOR + 8%)	10/04/2017	10/10/2025	1,389	1,375	1,382
Pathway Partners Vet Management(6)	Healthcare & Pharmaceuticals	8% (LIBOR + 8%)	10/04/2017	10/10/2025	611	(6)	(3)
Red Ventures LLC	Media: Diversified & Production	9.57% (LIBOR + 8%)	10/18/2017	11/08/2025	544	536	545
SESAC Holdco II LLC	Media: Diversified & Production	8.73% (LIBOR + 7.25%)	02/13/2017	02/24/2025	1,000	991	986
TKC Holdings Inc	Consumer goods: Durable	9.42% (LIBOR + 8%)	01/31/2017	02/01/2024	1,850	1,836	1,864
TV Borrower US LLC	High Tech Industries	9.94% (LIBOR + 8.25%)	02/16/2017	02/22/2025	1,000	987	995
Viewpoint Inc	High Tech Industries	9.94% (LIBOR + 8.25%)	07/18/2017	07/21/2025	1,000	991	998
Wash Multifamily Laundry Systems, LLC.	Services: Consumer	8.57% (LIBOR + 7%)	05/04/2015	05/15/2023	425	423	423
Wash Multifamily Laundry Systems, LLC.	Services: Consumer	8.57% (LIBOR + 7%)	05/04/2015	05/12/2023	75	74	74

Total United States of America						$20,184	$20,235

Total Second Lien Term Loans						$21,177	$21,220

Equity Investments
United States of America
Avaya Inc	Telecommunications		12/15/2017		870	870	754

Total United States of America						$870	$754

Total Equity Investments						$870	$754

Total Investments						$252,710	$250,400

Cash and cash equivalents
Dreyfus Government Cash Management Fund						10,023	10,023
Other cash accounts						614	614

Total Cash and cash equivalents						$10,637	$10,637

(1)	Variable interest rates indexed to 30-day, 60-day, 90-day or 180-day LIBOR rates, at the borrower’s option. LIBOR rates are subject to interest rate floors.
(2)	Represents fair value in accordance with ASC Topic 820.
(3)	Represents a delayed draw commitment of $113, which was unfunded as of December 31, 2017.
(4)	Represents a delayed draw commitment of $137, which was unfunded as of December 31, 2017.
(5)	Represents a delayed draw commitment of $565, which was unfunded as of December 31, 2017.
(6)	Represents a delayed draw commitment of $611, which was unfunded as of December 31, 2017.

Logan JV Loan Portfolio as of December 31, 2016

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
Senior Secured First Lien Term Loans
Canada
Mood Media Corporation	Media	7% (LIBOR + 6%)	12/05/2014	05/01/2019	2,957	$2,857	$2,858
Parq Holdings LP	Hotel, Gaming & Leisure	8.5% (LIBOR + 7.5%)	12/05/2014	12/17/2020	1,000	989	985

Total Canada						$3,846	$3,843

Cayman Islands
Lindblad Maritime	Hotel, Gaming & Leisure	5.8% (LIBOR + 4.5%)	06/23/2015	05/08/2021	338	$339	$339

Total Cayman Islands						$339	$339

Luxembourg
Travelport Finance Luxembourg Sarl	Services	5% (LIBOR + 4%)	09/04/2015	09/02/2021	2,898	$2,911	$2,932

Total Luxembourg						$2,911	$2,932

United States
Ability Networks Inc.	High Tech Industries	6% (LIBOR + 5%)	03/17/2015	05/14/2021	1,470	$1,480	$1,477
Advanced Integration Technology LP	Aerospace & Defense	6.5% (LIBOR + 5.5%)	07/15/2016	07/22/2021	1,995	1,977	2,005
AgroFresh Inc.	Services	5.75% (LIBOR + 4.75%)	12/01/2015	07/31/2021	1,975	1,963	1,832
Alpha Media LLC	Media	7% (LIBOR + 6%)	02/24/2016	02/25/2022	1,925	1,842	1,848
American Sportsman Holdings Co	Retail	5.75% (LIBOR + 5%)	11/22/2016	12/18/2023	3,000	2,981	2,976
AP Gaming I LLC	Hotel, Gaming & Leisure	9.25% (LIBOR + 8.25%)	05/27/2015	12/21/2020	4,942	4,845	4,931
Aptean, Inc.	Services	6% (LIBOR + 5%)	12/15/2016	12/20/2022	2,000	1,980	2,020
Arbor Pharmaceuticals, LLC	Healthcare & Pharmaceuticals	6% (LIBOR + 5%)	07/12/2016	02/01/2023	2,484	2,378	2,519
Arctic Glacier U.S.A., Inc	Beverage, Food & Tobacco	6% (LIBOR + 5%)	02/12/2015	05/10/2019	2,015	1,984	2,012
Aristotle Corporation	Healthcare & Pharmaceuticals	5.50% (LIBOR + 4.5%) 7.25% (Prime + 3.5%)	07/13/2015	6/30/2021	4,582	4,565	4,559
Avaya Inc	Telecommunications	6.25% (LIBOR + 5.25%)	04/30/2015	05/29/2020	979	972	854
Avaya Inc	Telecommunications	6.5% (LIBOR + 5.5%)	12/18/2014	03/31/2018	986	991	864
Beasley Broadcast Group Inc.	Media	7% (LIBOR + 6%)	10/06/2016	11/01/2023	1,950	1,912	1,955
Bioplan USA	Services	5.75% (LIBOR + 4.75%)	05/13/2015	09/23/2021	983	873	951
BioScrip, Inc.	Healthcare & Pharmaceuticals	6.5% (LIBOR + 5.25%)	12/22/2014	07/31/2020	885	844	845
BioScrip, Inc.	Healthcare & Pharmaceuticals	6.5% (LIBOR + 5.25%)	12/22/2014	07/31/2020	1,474	1,407	1,408
Birch Communications, Inc.	Telecommunications	8.25% (LIBOR + 7.25%)	12/05/2014	07/17/2020	1,363	1,349	1,227
Blount International, Inc.	Capital Equipment	7.25% (LIBOR + 6.25%) 9.00% (Prime + 5.25%)	04/05/2016	04/12/2023	1,696	1,650	1,719
Blue Star Acquisition, Inc.(3)	Media	1.00%	12/20/2016	12/20/2022	255	(3)	(2)
Blue Star Acquisition, Inc.	Media	7.5% (LIBOR + 6.5%)	12/20/2016	12/20/2022	1,745	1,728	1,732
Cabi	Retail	5.75% (LIBOR + 4.75%)	06/19/2015	06/12/2019	1,156	1,149	1,156
Caesars Entertainment Resort Properties, LLC	Hotel, Gaming & Leisure	7% (LIBOR + 6%)	01/15/2015	10/11/2020	2,915	2,781	2,947
Cengage Learning Acquisitions, Inc.	Media	5.25% (LIBOR + 4.25%)	12/15/2014	06/07/2023	2,648	2,624	2,583
Clear Balance Holdings, LLC	Banking, Finance, Insurance & Real Estate	6.75% (LIBOR + 5.75%)	07/07/2015	06/30/2020	4,692	4,679	4,692

Logan JV Loan Portfolio as of December 31, 2016—(Continued)

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
Commercial Barge Line Co	Transportation: Cargo	9.75% (LIBOR + 8.75%)	11/06/2015	11/12/2020	1,444	1,388	1,367
Cortes NP Acquisition Corp	Capital Equipment	6% (LIBOR + 5%)	09/30/2016	11/30/2023	2,000	1,941	2,030
CPI Acquisition, Inc.	Services	5.5% (LIBOR + 4.5%)	08/14/2015	08/17/2022	3,875	3,847	3,545
Creative Artists	Media	5% (LIBOR + 4%)	03/16/2015	12/17/2021	2,450	2,477	2,486
CT Technologies Intermediate Holdings	Healthcare & Pharmaceuticals	5.25% (LIBOR + 4.25%)	02/11/2015	12/01/2021	1,960	1,968	1,879
Cvent Inc	Hotel, Gaming & Leisure	6% (LIBOR + 5%)	06/16/2016	11/29/2023	2,000	1,980	2,025
CWGS Group, LLC	Automotive	4.5% (LIBOR + 3.75%)	11/03/2016	11/08/2023	1,000	995	1,017
Cypress Semiconductor Corporation	High Tech Industries	6.5% (LIBOR + 5.5%)	06/03/2016	07/05/2021	2,469	2,434	2,530
Eastman Kodak Company	High Tech Industries	7.25% (LIBOR + 6.25%)	09/09/2015	09/03/2019	1,953	1,913	1,965
EmployBridge Holding Co.	Services	7.5% (LIBOR + 6.5%)	02/04/2015	05/15/2020	2,942	2,935	2,667
EnergySolutions, LLC	Environmental Industries	6.75% (LIBOR + 5.75%)	03/16/2015	05/29/2020	4,543	4,457	4,588
EVO Payments International LLC	Services	6% (LIBOR + 5%)	12/08/2016	12/22/2023	2,640	2,614	2,660
FullBeauty Brands LP	Retail	5.75% (LIBOR + 4.75%)	03/08/2016	10/14/2022	3,970	3,726	3,573
Global Healthcare Exchange LLC	Services	5.25% (LIBOR + 4.25%)	08/12/2015	08/15/2022	988	984	997
Gold Standard Baking Inc	Wholesale	5.25% (LIBOR + 4.25%) 7.00% (Prime + 3.25%)	05/19/2015	04/23/2021	2,955	2,944	2,925
Green Plains Renewable Energy Inc	Energy	6.5% (LIBOR + 5.5%)	06/09/2015	06/30/2020	3,783	3,637	3,769
GTCR Valor Companies, Inc.	Services	7% (LIBOR + 6%)	05/17/2016	06/16/2023	3,980	3,836	3,953
Gulf Finance, LLC	Energy	6.25% (LIBOR + 5.25%)	08/17/2016	08/25/2023	1,995	1,938	2,010
IMG LLC	Media	5.25% (LIBOR + 4.25%)	12/31/2014	05/06/2021	1,466	1,442	1,484
Infoblox Inc	High Tech Industries	6% (LIBOR + 5%)	11/03/2016	11/07/2023	2,216	2,172	2,209
Insurance Technologies	High Tech Industries	7.5% (LIBOR + 6.5%)	03/26/2015	12/15/2021	3,538	3,503	3,485
Insurance Technologies (4)	High Tech Industries	0.50%	03/26/2015	12/15/2021	137	(1)	(2)
J Jill	Retail	6% (LIBOR + 5%)	05/08/2015	05/09/2022	1,037	1,033	1,038
Jackson Hewitt Tax Service Inc	Services	8% (LIBOR + 7%)	07/24/2015	07/30/2020	980	966	947
Kestra Financial, Inc.	Banking, Finance, Insurance & Real Estate	6.25% (LIBOR + 5.25%)	06/10/2016	06/24/2022	3,980	3,925	3,940
Kraton Polymers LLC	Chemicals, Plastics & Rubber	6% (LIBOR + 5%)	02/18/2016	01/06/2022	2,000	1,828	2,027
Lannett Company Inc	Healthcare & Pharmaceuticals	5.75% (LIBOR + 4.75%)	11/20/2015	11/25/2020	1,425	1,341	1,386
Lannett Company Inc	Healthcare & Pharmaceuticals	6.375% (LIBOR + 5.375%)	11/20/2015	11/25/2022	1,425	1,304	1,398
Lindblad Expeditions Inc	Hotel, Gaming & Leisure	5.81767% (LIBOR + 4.5%)	06/23/2015	05/08/2021	2,617	2,630	2,630
Margaritaville Holdings LLC	Beverage, Food & Tobacco	7.26% (LIBOR + 6%)	03/12/2015	03/12/2021	4,727	4,694	4,562
Match Group Inc	Media	4.20083% (LIBOR + 3.25%)	11/06/2015	11/16/2022	656	664	667
Mediware Information Systems Inc	High Tech Industries	5.75% (LIBOR + 4.75%)	09/26/2016	09/28/2023	1,995	1,976	2,013

Logan JV Loan Portfolio as of December 31, 2016—(Continued)

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
Merrill Communications LLC	Media	6.25% (LIBOR + 5.25%)	05/29/2015	06/01/2022	1,974	1,964	1,969
Meter Readings Holding, LLC	Utilities	6.75% (LIBOR + 5.75%)	08/17/2016	08/29/2023	1,995	1,966	2,037
Moran Foods LLC	Retail	7% (LIBOR + 6%)	12/02/2016	12/05/2023	3,000	2,911	3,000
NextCare, Inc.	Healthcare & Pharmaceuticals	8.5% (LIBOR + 7.5%)	08/21/2015	07/31/2018	2,959	2,951	2,959
Petrochoice Holdings Inc	Chemicals, Plastics & Rubber	6% (LIBOR + 5%)	09/02/2015	08/19/2022	988	967	997
Pre-Paid Legal Services, Inc	Services	6.5% (LIBOR + 5.25%)	05/21/2015	07/01/2019	897	894	901
Quincy Newspapers Inc	Media	5% (LIBOR + 4%) 6.75% (Prime + 3%)	11/23/2015	11/02/2022	2,809	2,832	2,832
Redbox Automated Retail LLC	Services	8.5% (LIBOR + 7.5%)	09/26/2016	09/27/2021	1,913	1,858	1,865
RentPath, Inc.	Media	6.25% (LIBOR + 5.25%)	12/11/2014	12/17/2021	2,450	2,430	2,413
Riverbed Technology, Inc.	High Tech Industries	4.25% (LIBOR + 3.25%)	02/25/2015	4/25/2022	975	971	984
SCS Holdings Inc.	Services	5.25% (LIBOR + 4.25%)	11/20/2015	10/30/2022	1,973	1,958	2,004
Seahawk Holding Cayman Ltd	High Tech Industries	7% (LIBOR + 6%)	09/27/2016	10/31/2022	2,750	2,724	2,791
Sirva Worldwide, Inc.	Transportation: Cargo	7.5% (LIBOR + 6.5%)	11/18/2016	11/22/2022	3,000	2,926	2,948
Smart Start, Inc.	Services	5.75% (LIBOR + 4.75%)	08/28/2015	02/20/2022	2,475	2,455	2,469
SolarWinds Inc	High Tech Industries	5.5% (LIBOR + 4.5%)	02/01/2016	02/05/2023	4,975	4,852	5,045
SourceHOV LLC	Services	7.75% (LIBOR + 6.75%)	03/17/2015	10/31/2019	3,785	3,393	3,433
TerraForm AP Acquisition Holdings LLC	Energy	5.5% (LIBOR + 4.5%)	10/11/2016	06/27/2022	997	997	1,003
TOMS Shoes LLC	Retail	6.5% (LIBOR + 5.5%)	12/18/2014	10/31/2020	1,965	1,867	1,454
US Renal Care Inc	Healthcare & Pharmaceuticals	5.25% (LIBOR + 4.25%)	11/17/2015	12/30/2022	1,980	1,963	1,864
US Shipping Corp	Utilities	5.25% (LIBOR + 4.25%)	03/09/2016	06/26/2021	232	221	225
Verdesian Life Sciences LLC	Chemicals, Plastics & Rubber	6% (LIBOR + 5%)	12/09/2014	07/01/2020	886	885	793
Zep Inc	Chemicals, Plastics & Rubber	5% (LIBOR + 4%)	09/14/2015	06/27/2022	2,955	2,962	2,981

Total United States						$169,389	$169,847

Total Senior Secured First Lien Term Loans						$176,485	$176,961

Second Lien Term Loans
France
Linxens France SA	Telecommunications	9.5% (LIBOR + 8.5%)	07/31/2015	10/16/2023	1,000	$991	$1,000

Total France						$991	$1,000

United States of America
ABG Intermediate Holdings 2 LLC	Consumer goods	9.5% (LIBOR + 8.5%)	06/19/2015	05/27/2022	2,855	$2,789	$2,883
AssuredPartners Inc	Banking, Finance, Insurance & Real Estate	10% (LIBOR + 9%)	10/16/2015	10/20/2023	1,000	966	1,008
Cirque Du Soleil	Hotel, Gaming & Leisure	9.25% (LIBOR + 8.25%)	06/25/2015	07/08/2023	1,000	988	982
Confie Seguros Holding II Co.	Banking, Finance, Insurance & Real Estate	10.25% (LIBOR + 9%)	06/29/2015	05/09/2019	500	497	497
Duke Finance LLC	Chemicals, Plastics & Rubber	10.75% (LIBOR + 9.75%)	05/17/2016	10/28/2022	2,000	1,726	1,910

Logan JV Loan Portfolio as of December 31, 2016—(Continued)

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
EagleView Technology Corporation	Services	9.25% (LIBOR + 8.25%)	07/29/2015	07/14/2023	2,885	2,891	2,880
GENEX Services, Inc.	Services	8.75% (LIBOR + 7.75%)	06/26/2015	05/30/2022	1,000	990	965
Gruden Acquisition Inc.	Transportation: Cargo	9.5% (LIBOR + 8.5%)	07/31/2015	08/18/2023	500	479	396
Hyland Software, Inc.	High Tech Industries	8.25% (LIBOR + 7.25%)	06/12/2015	07/03/2023	2,825	2,729	2,881
Infoblox Inc	High Tech Industries	9.75% (LIBOR + 8.75%)	11/03/2016	11/07/2024	2,000	1,961	1,968
MRI Software LLC	Services	9% (LIBOR + 8%)	06/19/2015	06/23/2022	1,000	988	970
ProAmpac LLC	Containers, Packaging & Glass	9.5% (LIBOR + 8.5%)	11/18/2016	11/18/2024	2,500	2,463	2,513
RentPath, Inc.	Media	10% (LIBOR + 9%)	12/11/2014	12/17/2022	1,000	932	882
Royal Adhesives and Sealants LLC	Chemicals, Plastics & Rubber	8.5% (LIBOR + 7.5%)	06/12/2015	06/19/2023	1,000	994	995
Wash Multifamily Laundry Systems, LLC.	Services	8% (LIBOR + 7%)	05/04/2015	05/12/2023	75	74	74
Wash Multifamily Laundry Systems, LLC.	Services	8% (LIBOR + 7%)	05/04/2015	05/15/2023	425	423	425

Total United States of America						$21,890	$22,229

Total Second Lien Term Loans						$22,881	$23,229

Total Investments						$199,366	$200,190

Cash and cash equivalents
Dreyfus Government Cash Management Fund						$9,064	$9,064
Other cash accounts						784	784

Total Cash and cash equivalents						$9,848	$9,848

(1)	Variable interest rates indexed to 30-day, 60-day, 90-day or 180-day LIBOR rates, at the borrower’s option. LIBOR rates are subject to interest rate floors.
(2)	Represents fair value in accordance with ASC Topic 820. The determination of such fair value is not included in our board of director’s valuation process described elsewhere herein.
(3)	Represents a delayed draw commitment of $255, which was unfunded as of December 31, 2016.
(4)	Represents a delayed draw commitment of $137, which was unfunded as of December 31, 2016.

Below is certain summarized financial information for Logan JV as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015:

Selected Balance Sheet Information:

	As of December 31, 2017	As of December 31, 2016
	(Dollars in thousands)	(Dollars in thousands)
Assets:
Investments at fair value (cost of $252,710 and $199,366, respectively)	$250,400	$200,190
Cash and cash equivalents	10,637	9,848
Other assets	9,605	677

Total assets	$270,642	$210,715

Liabilities:
Loans payable reported net of unamortized debt issuance costs (1)	$168,110	$127,502
Payable for investments purchased	15,616	2,981
Distribution payable	3,300	4,195
Other liabilities	1,854	1,366

Total liabilities	$188,880	$136,044

Members’ capital	$81,762	$74,671

Total liabilities and members’ capital	$270,642	$210,715

(1)

As of December 31, 2017, Logan JV had 169,632 of outstanding debt under the credit facility with an effective interest rate of 3.92% per annum. As of December 31, 2016, Logan JV had $129,257 of outstanding debt under the credit facility with an effective interest rate of 3.42% per annum.

Selected Statement of Operations Information:

	For the year ended December, 31 2017	For the year ended December, 31 2016	For the year ended December 31, 2015
	(Dollars in thousands)	(Dollars in thousands)	(Dollars in thousands)
Interest income	$16,996	$14,184	$7,310
Fee income	417	254	88

Total revenues	17,413	14,438	7,398
Credit facility expenses	6,330	4,929	2,358
Other fees and expenses	364	464	208

Total expenses	6,694	5,393	2,566

Net investment income	10,719	9,045	4,832
Net realized gains	1,133	306	45
Net change in unrealized appreciation (depreciation) on investments	(3,135)	6,642	(5,798)

Net increase in members’ capital from operations	$8,717	$15,993	$(921)

Investment in Tax Receivable Agreement Payment Rights

In June 2012, the Company invested in a TRA that entitles it to certain payment rights, or TRA Payment Rights, from Duff & Phelps Corporation, or Duff & Phelps. The TRA transfers the economic value of certain tax deductions, or tax benefits, taken by Duff & Phelps to the Company and entitles the Company to a stream of payments to be received. The TRA payment right is, in effect, a subordinated claim on the issuing company which can be valued based on the credit risk of the issuer, which includes projected future earnings, the liquidity of the underlying payment right, risk of tax law changes, the effective tax rate and any other factors which might impact the value of the payment right.

Through the TRA, the Company is entitled to receive an annual tax benefit payment based upon 85% of the savings from certain deductions along with interest. The payments that the Company is entitled to receive result from cash savings, if any, in U.S. federal, state or local income tax that Duff & Phelps realizes (i) from the tax savings derived from the goodwill and other intangibles created in connection with the Duff & Phelps initial public offering and (ii) from other income tax deductions. These tax benefit payments will continue until the relevant deductions are fully utilized, which is projected to be 16 years from the initial investment date. Pursuant to the TRA, the Company maintains the right to enforce Duff & Phelps payment obligations as a transferee of the TRA contract. If Duff & Phelps chooses to pre-pay and terminate the TRA, the Company will be entitled to the present value of the expected future TRA payments. If Duff & Phelps breaches any material obligation then all obligations are accelerated and calculated as if an early termination occurred. Failure to make a payment is a breach of a material obligation if the failure occurs for more than three months.

The projected annual tax benefit payment will be accrued on a quarterly basis and paid annually. The payment will be allocated between a reduction in the cost basis of the investment and interest income based upon an amortization schedule. Based upon the characteristics of the investment, the Company has chosen to categorize the investment in the TRA payment rights as investment in payment rights in the fair value hierarchy. For the years ended December 31, 2017, 2016 and 2015, the Company recognized interest income totaling $2,027, $2,037 and $2,017, respectively, related to the TRA.

CLO Residual Interests

As of December 31, 2017, the Company had no investments in CLO residual interests or subordinated notes. As of December 31, 2016, the Company had investments in CLO residual interests, or subordinated notes, based upon fair market value, totaling $8,681. The subordinated notes are subordinated to the secured notes issued in connection with each CLO. The secured notes in each structure are collateralized by portfolios consisting primarily of broadly syndicated senior secured bank loans.

The subordinated notes do not have a stated rate of interest, but are entitled to receive distributions on quarterly payment dates subject to the priority of payments to secured note holders in the structures if and to the extent funds are available for such purpose. The payments on the subordinated notes and income notes are subordinated not only to the interest and principal claims of all secured notes issued, but to certain administrative expenses, taxes, and the base and subordinated fees paid to the collateral manager. Payments to the subordinated notes and income notes may vary significantly quarter to quarter for a variety of reasons and may be subject to 100% loss. Investments in subordinated notes and income notes, due to the structure of the CLO, can be significantly impacted by change in the market value of the assets, the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets along with prices, interest rates and other risks associated with the assets.

For the years ended December 31, 2017, 2016 and 2015, the Company recognized interest income totaling $33, $1,972 and $3,690, respectively, related to CLO residual interests.

Revolving and Unfunded Delayed Draw Loans

For the Company’s investments in revolving and delayed draw loans, the cost basis of the investments purchased is adjusted for the cash received for the discount on the total balance committed. The fair value is also adjusted for price appreciation or depreciation on the unfunded portion. As a result, the purchase of commitments not completely funded may result in a negative value until it is offset by the future amounts called and funded.

4. Related Party Transactions

Investment Management Agreement

On March 2, 2018, the Company’s investment management agreement was re-approved by its board of directors, including a majority of the Company’s directors who are not interested persons of the Company. Under the investment management agreement, the Advisor, subject to the overall supervision of the Company’s board of directors, manages the day-to-day operations of, and provides investment advisory services to the Company.

Incentive Fee on Net Investment Income

On November 7, 2017, the Company announced that it had accepted the Advisor’s proposal to irrevocably waive the receipt of incentive fees related to net investment income, that it would otherwise be entitled to receive under the investment management agreement, for the period commencing on July 1, 2017 and ending on December 31, 2017. Such waived incentive fees will not be subject to recoupment.

Subsequently, the Company accepted the Advisor’s proposal to waive 100% of the incentive fees accrued for the period commencing on January 1, 2018 and ending on December 31, 2018 (such waiver, “Incentive Fee Waiver”). Such waived incentive fees shall not be subject to recoupment.

Further, commencing January 1, 2018, the Company accepted the Advisor’s proposal to calculate the incentive fee on net investment income as indicated below (“Reduced Incentive Fee on Net Investment Income”) and waive such portion of the Reduced Incentive Fee on Net Investment Income that is in excess of the incentive fee on net investment income as set forth in the investment management agreement that the Advisor would otherwise be entitled to receive. In order to ensure that the Company will pay the Advisor less aggregate fees on a cumulative basis, as calculated beginning January 1, 2018, the Company will, at the end of each quarter, also calculate the incentive fee on net investment income owed by the Company to the Advisor based on the formula in place prior to January 1, 2018 effect to the waiver (“Incentive Fee on Net Investment Income Prior to Fee Waiver Agreement”). If, at any time beginning January 1, 2018, the aggregate fees on a cumulative basis, as calculated based on the formula in place after January 1, 2018, would be greater than the aggregate fees on a cumulative basis, as calculated based on the Incentive Fee on Net Investment Income Prior to Fee Waiver Agreement, the Advisor shall only be entitled to the lesser of those two amounts. See the section Incentive Fee on Net Investment Income Calculated Prior to the Fee Waiver Agreement for the details of the calculation under the investment management agreement.

On January 1, 2018, the Reduced Incentive Fee on Net Investment Income will be calculated by reference to the most recent trailing twelve quarter period or, if shorter, the number of quarters that have occurred since January 1, 2018 (“Trailing Twelve Quarter Period”), rather than on the standalone quarterly basis as set forth in the investment management agreement. Specifically, the net investment income component will be calculated, and payable, quarterly in arrears at the end of each calendar quarter by reference to the Company’s aggregate preincentive fee net investment income, as adjusted as described below, from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since January 1, 2018). Preincentive fee net investment income is expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the beginning of each applicable calendar quarter comprising of the relevant Trailing Twelve Quarters. The hurdle amount for incentive fee based on preincentive fee net investment income will continue to be determined on a quarterly basis and equal to 2.0% (which is 8.0% annualized) but shall be multiplied by the net asset value attributable to the Company’s common stock at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters (also referred to as “minimum income level”). The hurdle amount will be calculated after making appropriate adjustments for subscriptions (which includes all issuances by us of shares of the Company’s common stock, including issuances pursuant to the Company’s dividend reinvestment plan) and distributions that occurred during the relevant Trailing Twelve Quarters.

The calculation of preincentive fee net investment income shall continue to mean interest income, amortization of original issue discount, commitment and origination fees, dividend income and any other income (including any other fees, such as, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s administration agreement (discussed below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest. Furthermore, preincentive fee net investment income will continue to include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash.

The incentive fee based on preincentive net investment income for each quarter will be determined as follows:

•	The Investment Advisor receives no incentive fee for any calendar quarter in which the Company’s preincentive fee net investment income does not exceed the minimum income level.

•

Subject to the Incentive Fee Cap described below, the Advisor receives 100% of the Company’s preincentive fee net investment income for the Trailing Twelve Quarters with respect to that portion of the preincentive net investment income for such quarter, if any, that exceeds the minimum income level but is less than 2.5% (which is 10.0% annualized) (also referred to as the “catch-up” provision); and

•	20.0% of the Company’s preincentive fee net investment income, if any, greater than 2.5% (10.0% annualized) for the Trailing Twelve Quarters.

The amount of the incentive fee on preincentive net investment income that will be paid for a particular quarter will equal the excess of the incentive fee so calculated minus the aggregate incentive fees on preincentive net investment income that were paid in respect of the eleven calendar quarters (or if shorter, the appropriate number of quarters that have occurred since January 1, 2018) included in the relevant Trailing Twelve Quarters but not in excess of the Incentive Fee Cap (as described below).

The foregoing incentive fee will be subject to an Incentive Fee Cap (as defined below). The “Incentive Fee Cap” for any quarter is an amount equal to (a) 20% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters, minus (b) the aggregate incentive fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters. “Cumulative Net Return” means (x) preincentive net investment income in respect of the relevant Trailing Twelve Quarters minus (y) any Net Capital Loss, if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company will pay no incentive fee based on income to its Advisor for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the incentive fee based on pre-incentive net investment income that is payable to its Advisor for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an incentive fee based on preincentive net investment income to its Advisor equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee

Cap for such quarter is equal to or greater than the incentive fee based on preincentive net investment income that is payable to its Advisor for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an incentive fee based on income to its Advisor equal to the incentive fee calculated as described above for such quarter without regard to the Incentive Fee Cap. “Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

For the avoidance of doubt, the purpose of the Reduced Incentive Fee on Net Investment Income is to reduce aggregate incentive fees payable to Advisor by the Company, effective as of January 1, 2018. In order to ensure that the Company will pay the Advisor less aggregate fees on a cumulative basis, as calculated beginning January 1, 2018, the Company will, at the end of each quarter, also calculate the incentive fee on net investment income owed by the Company to Advisor based on the formula in place prior to January 1, 2018. If, at any time beginning January 1, 2018, the aggregate fees on a cumulative basis, as calculated based on the formula in place after January 1, 2018 after giving effect to the Incentive Fee Waiver, would be greater than the aggregate fees on a cumulative basis, as calculated based on the formula in place prior to January 1, 2018, the Advisor shall only be entitled to the lesser of those two amounts until such time as the requisite number of shareholders approve such amended incentive fee calculation.

Incentive Fee on Net Investment Income Prior to Fee Waiver Agreement

The incentive fee on net investment income prior to the Fee Waiver Agreement was calculated and payable, quarterly in arrears based on the Company’s preincentive fee net investment income for the immediately preceding calendar quarter, subject to a cumulative total return requirement and to deferral of non-cash amounts. The preincentive fee net investment income, which was expressed as a rate of return on the value of the Company’s net assets attributable to the Company’s common stock, for the immediately preceding calendar quarter, had a 2.0% (which is 8.0% annualized) hurdle rate (also referred to as “minimum income level”). The Advisor received no incentive fee for any calendar quarter in which the Company’s preincentive fee net investment income does not exceed the minimum income level. Subject to the cumulative total return requirement described below, the Advisor receives 100% of the Company’s preincentive fee net investment income for any calendar quarter with respect to that portion of the preincentive net investment income for such quarter, if any, that exceeded the minimum income level but is less than 2.5% (which is 10.0% annualized) of net assets (also referred to as the “catch-up” provision) and 20.0% of the Company’s preincentive fee net investment income for such calendar quarter, if any, greater than 2.5% (10.0% annualized) of net assets. The foregoing incentive fee was subject to a total return requirement, which provided that no incentive fee in respect of the Company’s preincentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that was payable in a calendar quarter was limited to the lesser of (i) 20% of the amount by which the Company’s preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch- up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” was the amount, if positive, of the sum of the Company’s preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that was attributable to deferred interest (sometimes referred to as payment-in-kind interest, or PIK, or original issue discount, or OID) will be paid to Advisor, together with interest thereon from the date of deferral to the date of payment, only if and to the extent the Advisor actually received such interest in cash, and any accrual thereof was be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. There was no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there is no delay of payment if prior quarters are below the quarterly hurdle rate.

For the years ended December 31, 2017, 2016 and 2015, the Company incurred $2,374, $4,461 and $11,894, respectively, of incentive fees related to ordinary income, net of incentive fees waived of $811, $0 and $0, respectively. As of December 31, 2017, $94 of such incentive fees related to previously deferred interest now received in cash are currently payable to the Advisor, and reflected in accrued expenses and other payables on the Consolidated Statements of Assets and Liabilities. As of December 31, 2016, $2,249 of such incentive fees were currently payable to the Advisor, and reflected in accrued incentive fees on the Consolidated Statements of Assets and Liabilities. As of December 31, 2017 and December 31, 2016, $970 and $994, respectively of incentive fees incurred by the Company were generated from deferred interest (i.e. PIK, certain discount accretion and deferred interest) and are not payable until such amounts are received in cash. These amounts are reflected in accrued incentive fees on the Consolidated Statements of Assets and Liabilities.

Incentive Fee on Capital Gains

The second component of the incentive fee (capital gains incentive fee) is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date). This component is equal to 20.0% of the Company’s cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of the cumulative aggregate realized capital losses and cumulative aggregate unrealized capital depreciation through the end of such year. The calculation of the capital gains incentive fee has not been modified or waived. The aggregate amount of any previously paid capital gains incentive fees is subtracted from such capital gains incentive fee calculated. There was no capital gains incentive fee payable to the Company’s Advisor under the investment management agreement as of December 31, 2017 and 2016.

GAAP Incentive Fee

GAAP requires that the incentive fee accrual considers the cumulative aggregate realized gains and losses and unrealized capital appreciation or depreciation of investments or other financial instruments, such as an interest rate derivative, in the calculation, as an incentive fee would be payable if such realized gains and losses or unrealized capital appreciation or depreciation were realized, even though such realized gains and losses and unrealized capital appreciation or depreciation is not permitted to be considered in calculating the fee actually payable under the investment management agreement (“GAAP Incentive Fee”). There can be no assurance that such unrealized appreciation or depreciation will be realized in the future. Accordingly, such fee, as calculated and accrued, would not necessarily be payable under the investment management agreement, and may never be paid based upon the computation of incentive fees in subsequent periods. For the years ended December 31, 2017, 2016 and 2015, the Company incurred no incentive fees related to the GAAP incentive fee.

Base Management Fee

The base management fee calculation remains the same and is calculated at an annual rate of 1.5% of the Company’s gross assets payable quarterly in arrears on a calendar quarter basis. For purposes of calculating the base management fee, “gross assets” is determined as the value of the Company’s assets without deduction for any liabilities. The base management fee is calculated based on the value of the Company’s gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

For the years ended December 31, 2017, 2016 and 2015, the Company incurred base management fees of $10,389, $10,998 and $11,825, respectively. As of December 31, 2017 and 2016, $2,556 and $2,608, respectively, was payable to the Advisor.

Administration Agreement

The Company has also entered into an administration agreement with the Advisor under which the Advisor will provide administrative services to the Company. Under the administration agreement, the Advisor performs, or oversees the performance of administrative services necessary for the operation of the Company, which include, among other things, being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, the Advisor assists in determining and publishing the Company’s net asset value, oversees the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. The Company will reimburse the Advisor for its allocable portion of the costs and expenses incurred by the Advisor for overhead in performance by the Advisor of its duties under the administration agreement and the investment management agreement, including facilities, office equipment and the Company’s allocable portion of cost of compensation and related expenses of the Company’s chief financial officer and chief compliance officer and their respective staffs, as well as any costs and expenses incurred by the Advisor relating to any administrative or operating services provided by the Advisor to the Company. Such costs are reflected as administrator expenses in the accompanying Consolidated Statements of Operations. Under the administration agreement, the Advisor provides, on behalf of the Company, managerial assistance to those portfolio companies to which the Company is required to provide such assistance. To the extent that the Company’s Advisor outsources any of its functions, the Company pays the fees associated with such functions on a direct basis without profit to the Advisor.

For the years ended December 31, 2017, 2016 and 2015, the Company incurred administrator expenses of $2,869, $3,625 and $3,677, respectively. As of December 31, 2017, $13 of administrator expenses was due from the Advisor, which was included in Due from affiliate on the Consolidated Statement of Assets and Liabilities. As of December 31, 2016, $67 of administrator expenses was payable to the Advisor, which was included in Accrued expenses and other payables on the Consolidated Statement of Assets and Liabilities.

License Agreement

The Company and the Advisor have entered into a license agreement with THL Partners, L.P., or THL Partners, under which THL Partners has granted to the Company and the Advisor a non-exclusive, personal, revocable, worldwide, non-transferable license to use the trade name and service mark THL, which is a proprietary mark of THL Partners, for specified purposes in connection with the Company’s and the Advisor’s respective businesses. This license agreement is royalty-free, which means the Company is not charged a fee for its use of the trade name and service mark THL. The license agreement is terminable either in its entirety or with respect to the Company or the Advisor by THL Partners at any time in its sole discretion upon 60 days prior written notice, and is also terminable with respect to either the Company or the Advisor by THL Partners in the case of certain events of non-compliance. After the expiration of its first one year term, the entire license agreement is terminable by either the Company or the Advisor at the Company or its sole discretion upon 60 days prior written notice. Upon termination of the license agreement, the Company and the Advisor must cease to use the name and mark THL, including any use in the Company’s respective legal names, filings, listings and other uses that may require the Company to withdraw or replace the Company’s names and marks. Other than with respect to the limited rights contained in the license agreement, the Company and the Advisor have no right to use, or other rights in respect of, the THL name and mark. The Company is an entity operated independently from THL Partners, and third parties who deal with the Company have no recourse against THL Partners.

Managed Funds

The Advisor and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole or in part, with ours. For example, the Advisor may serve as investment adviser to one or more private funds, registered closed-end funds and collateralized loan obligations (CLO). In addition, the Company’s officers may serve in similar capacities for one or more private funds, registered closed-end funds and CLOs. The Advisor and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Advisor or its affiliates may determine that the Company should invest side- by-side with one or more other funds. The Advisor’s policies are designed to manage and mitigate the conflicts of interest associated with the allocation of investment opportunities if we are able to co-invest, either pursuant to SEC interpretive positions or an exemptive order, with other funds managed by the Advisor and its affiliates. As a result, the Advisor and/or its affiliates may face conflicts in allocating investment opportunities between us and such other entities. Although the Advisor and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures, it is possible that we may not be given the opportunity to participate in investments made by investment funds managed by the Advisor or its affiliates.

The 1940 Act generally prohibits BDCs from making certain negotiated co-investments with affiliates absent an order from the SEC permitting the BDC to do so. The SEC has granted the Company the relief it sought in an exemptive application that expands the Company’s ability to co-invest in portfolio companies with certain other funds managed by the Advisor or its affiliates (“Affiliated Funds”) in a manner consistent with the Company’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions (the “Order”). Pursuant to the Order, the Company is permitted to co-invest with Affiliated Funds if, among other things, a “required majority” (as defined in Section 57(o) of the 1940 Act) or its independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with its investment objective and strategies.

Greenway

On January 14, 2011, THL Credit Greenway Fund LLC, or Greenway, was formed as a Delaware limited liability company. Greenway is a portfolio company of the Company. Greenway is a closed-end investment fund which provides for no liquidity or redemption options and is not readily marketable. Greenway operates under a limited liability agreement dated January 19, 2011, or the Agreement. Greenway will continue in existence until January 14, 2021, subject to earlier termination pursuant to certain terms of the Agreement. The term may also be extended for up to three additional one-year periods pursuant to certain terms of the Agreement. Greenway had a two year investment period.

Greenway had $150,000 of capital committed by affiliates of a single institutional investor and is managed by the Company. The Company’s capital commitment to Greenway is $15. As of December 31, 2017, Greenway’s committed capital had been fully called. The Company’s nominal investment in Greenway is reflected in the December 31, 2017 and 2016 Consolidated Schedules of Investments.

The Company acts as the investment adviser to Greenway and is entitled to receive certain fees relating to its investment management services provided, including a base management fee, a performance fee and a portion of the closing fees on each investment transaction. As a result, Greenway is classified as an affiliate of the Company. For the years ended December 31, 2017, 2016 and 2015, we earned $0, $286 and $587 in fees related to Greenway, which is included in other income from non-controlled, affiliated investments in the Consolidated Statements of Operations. As of December 31, 2017 and 2016, $76 and $154 of fees and expenses related to Greenway, respectively, were included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

Greenway invested in securities similar to those of the Company pursuant to investment and allocation guidelines which address, among other things, the size of the borrowers, the types of transactions and the concentration and investment ratio amongst Greenway and the Company. However, the Company has the discretion to invest in other securities.

Greenway II

On January 31, 2013, THL Credit Greenway Fund II, LLC, or Greenway II LLC, was formed as a Delaware limited liability company and is a portfolio company of the Company. Greenway II LLC is a closed-end investment fund which provides for no liquidity or redemption options and is not readily marketable. Greenway II LLC operates under a limited liability agreement dated February 11, 2013, as amended, or the Greenway II LLC Agreement. Greenway II LLC will continue until October 10, 2021, subject to earlier termination pursuant to certain terms of the Greenway II LLC Agreement. The term may also be extended for up to three additional one-year periods pursuant to certain terms of the Greenway II LLC Agreement. Greenway II LLC has a two year investment period.

As contemplated in the Greenway II LLC Agreement, the Company has established a related investment vehicle and entered into an investment management agreement with an account set up by an unaffiliated third party investor to invest alongside Greenway II LLC pursuant to similar economic terms. The account is also managed by the Company. References to “Greenway II” herein include Greenway II LLC and the account of the related investment vehicle. Greenway II had $186,500 of capital commitments primarily from institutional investors. As of December 31, 2017, Greenway II’s committed capital had been fully called. The Company’s nominal investment in Greenway II is reflected in the December 31, 2017 and 2016 Consolidated Schedules of Investments.

The Company acts as the investment adviser to Greenway II and is entitled to receive certain fees relating to its investment management services provided, including a base management fee, a performance fee and a portion of the closing fees on each investment transaction. As a result, Greenway II is classified as an affiliate of the Company. For the years ended December 31, 2017, 2016 and 2015, the Company earned $1,101, $1,303 and $1,641, respectively, in fees related to Greenway II, which are included in other income from non-controlled, affiliated investments in the Consolidated Statements of Operations. As of December 31, 2017 and 2016, $301 and $366, respectively, of fees related to Greenway II were included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

Other deferred assets consist of placement agent expenses incurred in connection with the offer and sale of partnership interests in Greenway II. These amounts are capitalized when the partner signs the Greenway II subscription agreement and are recognized as an expense over the period when the Company expects to collect management fees from Greenway II. For the years ended December 31, 2017, 2016 and 2015, the Company recognized $150, $225 and $225, respectively, in expenses related to placement agent expenses, which are included in other general and administrative expenses in the Consolidated Statements of Operations. As of December 31, 2017 and 2016, $0 and $150, respectively, was included in other deferred liabilities on the Consolidated Statements of Assets and Liabilities.

Greenway II invested in securities similar to those of the Company pursuant to investment and allocation guidelines which address, among other things, the size of the borrowers, the types of transactions and the concentration and investment ratio amongst Greenway II and the Company. However, the Company has the discretion to invest in other securities.

Due To and From Affiliates

The Advisor paid certain other general and administrative expenses on behalf of the Company. As of December 31, 2017 and 2016, there were $151 and $67, respectively, due to affiliate, which was included in accrued expenses and other payables on the Consolidated Statements of Assets and Liabilities.

As of December 31, 2017, the Advisor owed $13 of administrator expenses as a reimbursement to the Company, which was included in due from affiliate on the Consolidated Statements of Assets and Liabilities. As of December 31, 2016, the Company owed $67 of administrator expenses to the Advisor, which were included in accrued expenses and other payables on the Consolidated Statements of Assets and Liabilities.

The Company acts as the investment adviser to Greenway and Greenway II and is entitled to receive certain fees. As a result, Greenway and Greenway II are classified as affiliates of the Company. As of December 31, 2017 and 2016, $377 and $520 of total fees and expenses related to Greenway and Greenway II, respectively, were included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

For the Company’s controlled equity investments, as of December 31, 2017, it had $3,499 of dividends receivable from Logan JV and C&K Market, Inc., $460 of interest and fees from OEM Group, LLC, $169 of interest from Copperweld Bimetallics, LLC, $95 of interest from Loadmaster Derrick & Equipment, Inc., included in interest, dividends, and fees receivable, and $316 of interest and fees from Tri Starr Management Services, Inc. in prepaid expenses and other assets, which was offset by $50 of deferred revenue in other deferred liabilities, on the Consolidated Statements of Assets and Liabilities. As of December 31, 2016, the Company had $4,473 of dividends receivable from Logan JV and C&K Market, Inc. and $640 of fees from OEM Group, LLC included in interest, dividends, and fees receivable and $500 of fees from Tri Starr Management Services, Inc. in prepaid expenses and other assets, which was offset by $400 of deferred revenue in other deferred liabilities, on the Consolidated Statements of Assets and Liabilities.

5. Realized Gains and Losses on Investments, net of income tax provision

The following shows the breakdown of net realized gains and losses for the years ended December 31, 2017, 2016 and 2015:

	For the years ended December 31,
	2017	2016	2015
Airborne Tactical Advantage Company, LLC	$—	$685	$—
Copperweld Bimetallics, LLC (1)	—	(1,515)	—
CRS Reprocessing, LLC (2)	(11,924)	—	—
Food Processing Holdings, LLC	693	—	—
Flagship VII, Ltd.	(808)	—	—
Flagship VIII, Ltd.	(649)	—	—
Dimont & Associates, Inc. (3)	—	(10,914)	—
Dryden CLO, Ltd.	—	(1,104)	—
Gryphon Partners 3.5, L.P.	589	670	—
Hostway Corporation	(951)	—	—
OEM Group, LLC (4)	—	(6,226)	—
Loadmaster Derrick & Equipment, Inc. (5)	—	(6,574)	—
Surgery Center Holdings, Inc.	—	3,655	237
Thibaut, Inc. (6)	4,535	—
Tri Starr Management Services, Inc. (7)	—	(17,421)	—
Washington Inventory Service (8)	(10,378)	—	—
YP Equity Investors, LLC	1,263	—	—
Other	392	(105)	(47)

Net realized (losses)/gains	$(17,238)	$(38,849)	$190

(1)

On October 5, 2016, as part of the restructuring of the business, the Company exchanged the cost basis of its senior secured loan totaling $19,265 for a debt-like preferred equity position of $3,385 and a controlled equity position of an affiliate of the business valued at $8,950, with $5,415 remaining as a senior secured term loan. In connection with the restructuring, the Company recognized a $1,515 loss, which was offset by a corresponding change in unrealized appreciation. Refer to the Schedule of Investments in the Consolidated Financial Statements for cost and fair market value at December 31, 2016.
(2)

On September 11, 2017, the Company sold its senior secured term loan realizing proceeds of $3,160. In connection with the sale, during the three months ended September 30, 2017, the Company recognized a loss of $11,924 and reversed $8,062 of unrealized depreciation.

(3)

On March 14, 2016, as part of a further restructuring of the business, the cost basis of the Company’s equity interest totaling $6,569 and subordinated term loan totaling $4,474 was converted to an equity interest in an affiliated entity valued at $129. In connection with the restructuring, the Company recognized a realized loss in the amount of $10,914, which was offset by a $10,777 change in unrealized appreciation.

(4)

On March 17, 2016, as part of a restructuring of the business, the cost basis of the Company’s first lien loans totaling $33,242 was converted to a new first lien senior secured term loan of $18,703 and a controlled equity interest in an affiliated entity valued at $8,313. In connection with the restructuring, the Company recognized a realized loss of $6,226, which was offset by a $5,575 change in unrealized appreciation.

(5)

On July 1, 2016, as part of the restructuring, the Company exchanged the cost basis of its senior secured loans totaling $14,705 for a new senior secured term loan of $7,000, a debt-like preferred equity position, valued at $1,114, and 10% warrants. As result of the restructuring, the Company recognized a $6,574 loss on conversion to preferred equity, which was offset by a $5,074 change in unrealized appreciation. Additionally, the Company made a $1,500 investment in a first lien senior secured term loan.

(6)

On December 29, 2017, the Company sold its preferred and common equity investments with a cost basis of $4,729 for $9,264 resulting in a realized gain of 4,535, which includes an escrow receivable of $60.

(7)

On July 22, 2016, as part of the restructuring, the Company exchanged the cost basis of its subordinated debt totaling $20,558 for a controlled equity position of an affiliate of Tri-Starr Management Services, Inc. valued at $3,136. As result of the restructuring, the Company recognized a $17,422 loss on conversion of its subordinated debt investment to common equity, which was offset by a $17,422 change in unrealized appreciation. Additionally, the Company made a $8,807 investment in first lien senior secured term loans.

(8)

On June 8, 2017, as part of restructuring the business, the Company agreed to sell its second lien term loan to the first lien lenders for $550. In connection with the sale, the Company recognized a loss of $10,378 and reversed $10,104 of unrealized depreciation.

In connection with the proceeds received from the exit of its equity investment in YP Equity Investors, LLC and affiliated funds held in a consolidated blocker corporation, the Company recorded an income tax provision on realized gains of $842, $0 and $0 respectively, for the years ended December 31, 2017, 2016 and 2015.

6. Net Increase in Net Assets Per Share Resulting from Operations

The following information sets forth the computation of basic and diluted net increase in net assets per share resulting from operations:

	For the years ended December 31,
	2017	2016	2015
Numerator—net (decrease) increase in net assets resulting from operations:	$(7,904)	$17,149	$28,217
Denominator—basic and diluted weighted average common shares:	32,797	33,197	33,637
Basic and diluted net (decrease) increase in net assets per common share resulting from operations:	$(0.24)	$0.51	$0.84

Diluted net increase in net assets per share resulting from operations equals basic net increase in net assets per share resulting from operations for each period because there were no common stock equivalents outstanding during the above periods.

7. Borrowings

The following shows a summary of the Company’s borrowings as of December 31, 2017 and December 31, 2016:

	As of
	December 31, 2017				December 31, 2016
Facility	Commitments	Borrowings Outstanding (1)	Weighted Average Borrowings Outstanding (2)	Weighted Average Interest Rate	Commitments	Borrowings Outstanding (3)	Weighted Average Borrowings Outstanding (4)	Weighted Average Interest Rate
Revolving Facility (5)	$275,000	$167,317	$118,021	4.03%	$303,500	$107,861	$116,544	3.13%
Term Loan Facility	—	—	—	—	75,000	75,000	102,489	3.38%
2021 Notes	50,000	50,000	50,000	6.75%	50,000	50,000	50,000	6.75%
2022 Notes	60,000	60,000	60,000	6.75%	60,000	60,000	37,671	6.75%

Total	$385,000	$277,317	$228,021	5.11%	$488,500	$292,861	$306,704	4.55%

(1)

As of December 31, 2017, excludes deferred financing costs of $1,177 for the 2021 Notes and $1,808 for the 2022 Notes presented as a reduction to the respective balances outstanding in the Consolidated Statements of Assets and Liabilities.

(2)	Represents the weighted average borrowings outstanding for the years months ended December 31, 2017.
(3)

As of December 31, 2016, excludes deferred financing costs of $1,207 for the Term Loan Facility, $1,480 for the 2021 Notes and $2,173 for the 2022 Notes presented as a reduction to the respective balances outstanding in the Consolidated Statements of Assets and Liabilities.

(4)	Represents the weighted average borrowings outstanding for the year ended December 31, 2016.
(5)

The Company may borrow amounts in U.S. dollars or certain other permitted currencies. As of December 31, 2017, the Company had outstanding debt denominated in Canadian Dollars (CAD) of CAD $29,389 on its Revolving Facility. The CAD was converted into USD at a spot exchange rate of $0.80 CAD to $1.00 USD as of December 31, 2017. The Company had no foreign borrowings as of December 31, 2016.

Credit Facility

On December 15, 2017, the Company entered into an amendment, or the Revolving Amendment, to its existing revolving credit agreement, or Revolving Facility. The Revolving Amendment revised the Revolving Facility dated August 19, 2015 to, among other things, extend the maturity date from August 2019 to December 2022 (with a one year term out period beginning in December 2021). The one year term out period is the one year anniversary between the revolver termination date, or the end of the availability period, and the maturity date. During this time, the Company is required to make mandatory prepayments on its loans from the proceeds it receives from the sale of assets, extraordinary receipts, returns of capital or the issuances of equity or debt. The Revolving Amendment also reduced the size of the commitments from $303,500 to $275,000. The Revolving Facility, denominated in US dollars, has an interest rate of LIBOR plus 2.5% (with no LIBOR floor). The Revolving Facility, denominated in Canadian dollars, has an interest rate of CDOR plus 2.5% (with no CDOR floor). The non-use fee is 1.0% annually if the Company uses 35% or less of the Revolving Facility and 0.50% annually if the Company uses more than 35% of the Revolving Facility. The Company elects the LIBOR or CDOR rates on the loans outstanding on its Revolving Facility, which can have a LIBOR or CDOR period that is one, two, three or nine months. The LIBOR rate on the US dollar borrowings outstanding on its Revolving Facility had a one month LIBOR period as of December 31, 2017. The CDOR rate on the Canadian borrowings outstanding on its Revolving Facility had a one month CDOR period as of December 31, 2017.

As of December 31, 2017, the Company had United States dollar borrowings of $143,861 outstanding under the Revolving Facility with a weighted average interest rate of 4.06% and non-United States dollar borrowings denominated in Canadian dollars of CAD $29,389 ($23,456 in United States dollars) outstanding under the Revolving Facility with a weighted average interest rate of 3.84%. The borrowings denominated in Canadian dollars are translated into United States dollars based on the spot rate at each balance sheet date. The impact resulting from changes in foreign exchange rates on the Revolving Facility borrowings is included in unrealized appreciation (depreciation) on foreign currency borrowings in our Consolidated Statements of Operations. The borrowings denominated in Canadian dollars may be positively or negatively affected by movements in the rate of exchange between the United States dollar and the Canadian dollar. This movement is beyond our control and cannot be predicted.

On December 15, 2017, in conjunction with the Revolving Amendment, the $75.0 million senior secured term loan facility, Term Loan Facility, was refinanced into the Revolving Facility and the Term Loan Facility was terminated. The Term Loan Facility previously had a maturity date of August 2021, an interest rate of LIBOR plus 2.75% (with no LIBOR Floor) and had substantially similar terms to the existing Revolving Facility (as amended by the Revolving Amendment). As of December 31, 2016, the LIBOR rate on our Senior Secured Term Loan had a one month LIBOR period.

Each of the Revolving Facility included an accordion feature permitting the Company to expand the Revolving Facility, if certain conditions are satisfied; provided, however, that the aggregate amount of the Revolving Facility, collectively, is capped. The Second Revolving Amendment revised the cap from $600,000 to $500,000.

The Revolving Facility generally require payment of interest on a quarterly basis for ABR loans (commonly based on the Prime Rate or the Federal Funds Rate), and at the end of the applicable interest period for Eurocurrency loans bearing interest at LIBOR, the interest rate benchmark used to determine the variable rates paid on the Revolving Facility. All outstanding principal is due upon each maturity date. The Revolving Facility also require a mandatory prepayment of interest and principal upon certain triggering events (including, without limitation, the disposition of assets or the issuance of certain securities).

Borrowings under the Revolving Facility are subject to, among other things, a minimum borrowing/collateral base. The Revolving Facility have certain collateral requirements and/or covenants, including, but not limited to covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and its subsidiaries, and (e) compliance with certain financial maintenance standards including (i) minimum stockholders’ equity, (ii) a ratio of total assets (less total liabilities not represented by senior securities) to the aggregate amount of senior securities representing indebtedness, of the Company and its consolidated subsidiaries, of not less than 2.00, (iii) minimum liquidity, (iv) minimum net worth, and (v) a consolidated interest coverage ratio. In addition to the financial maintenance standards, described in the preceding sentence, borrowings under the Revolving Facility (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company’s portfolio.

The credit agreements governing the Revolving Facility also include default provisions such as the failure to make timely payments under the Revolving Facility, the occurrence of a change in control, and the failure by the Company to materially perform under the operative agreements governing the Revolving Facility, which, if not complied with, could, at the option of the lenders under the Revolver Facility, accelerate repayment under the Revolving Facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. The Company cannot be assured that it will be able to borrow funds under the Revolving Facility at any particular time or at all. The Company is currently in compliance with all financial covenants under the Facilities.

For the year ended December 31, 2017, the Company borrowed $103,360 (includes CAD $29,389 converted to USD $23,456) and repaid $120,250 under the Revolving Facility. For the year ended December 31, 2016, the Company borrowed $140,250 and repaid $216,039 under Revolving Facility. For the year ended December 31, 2015, the Company borrowed $166,250 and repaid 202,450 under the Revolving Facility.

As of December 31, 2017 and December 31, 2016, the carrying amount of the Company’s outstanding Revolving Facility approximated fair value. The fair values of the Company’s Revolving Facility are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s Revolving Facility is estimated based upon market interest rates and entities with similar credit risk. As of December 31, 2017 and December 31, 2016, the Revolving Facility would be deemed to be Level 3 of the fair value hierarchy.

Interest expense and related fees, excluding amortization of deferred financing costs, of $8,583, $8,239 and $9,037, respectively, were incurred in connection with the Revolving Facility and Term Loan Facility for the years ended December 31, 2017, 2016 and 2015, respectively.

Amortization of deferred financing costs of $2,080, $1,393 and $1,580, ,which included $1.2 million, $0.4 million and $0.3 million of accelerated unamortized deferred financing costs, respectively, were incurred in connection with the Revolving Facility and Term Loan Facility for the years ended December 31, 2017, 2016 and 2015. As of December 31, 2017, the Company had $2,890 of deferred financing costs related to the Revolving Facility, which is presented as an asset. As of December 31, 2016, the Company had $2,527 of deferred financing costs related to the Revolving Facility, which is presented as an asset and $1,207 of deferred financing costs related to the Term Loan Facility presented as a reduction to loans payable on the Consolidated Statement of Assets and Liabilities.

In accordance with the 1940 Act, with certain exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% (or 150% if certain requirements are met) after such borrowing. The asset coverage as of December 31, 2017 was in excess of 200%.

Notes

In December 2014, the Company completed a public offering of $50,000 in aggregate principal amount of 6.75% notes due 2021, or the 2021 Notes. The 2021 Notes mature on November 15, 2021, and may be redeemed in whole or in part at any time or from time to time at our option on or after November 15, 2017. The 2021 Notes bear interest at a rate of 6.75% per year payable quarterly on March 30, June 30, September 30 and December 30, of each year, beginning December 30, 2014 and trade on the New York Stock Exchange under the trading symbol “TCRX”.

In December 2015 and November 2016, the Company completed a public offering of $35,000 and $25,000, respectively, in aggregate principal amount of 6.75% notes due 2022, or the 2022 Notes. The 2022 Notes mature on December 30, 2022, and may be redeemed in whole or in part at any time or from time to time at our option on or after December 30, 2018. The 2022 Notes bear interest at a rate of 6.75% per year payable quarterly on March 30, June 30, September 30 and December 30, of each year, beginning March 30, 2016 and trade on the New York Stock Exchange under the trading symbol “TCRZ”.

The 2021 Notes and the 2022 Notes are collectively referred to as the Notes.

As of December 31, 2017, the carrying amount and fair value of our Notes was $110,000 and $112,652, respectively. As of December 31, 2016, the carrying amount and fair value of our Notes was $110,000 and $111,596, respectively. The fair value of our Notes are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Notes is based on the closing price of the security, which is a Level 2 input under ASC 820 due to the trading volume.

In connection with the issuance of the Notes, the Company incurred $4,682 of fees and expenses. Any of these deferred financing costs are presented as a reduction to the Notes payable balance and are being amortized using the effective yield method over the term of the Notes. For the years ended December 31, 2017, 2016 and 2015, the Company amortized approximately $667, $678 and $314 of deferred financing costs, respectively, which is reflected in amortization of deferred financing costs on the Consolidated Statements of Operations. As of December 31, 2017 and 2016, the Company had $2,985 and $3,653 remaining deferred financing costs on the Notes, which reduced the notes payable balance on the Consolidated Statements of Assets and Liabilities.

For the years ended December 31, 2017, 2016 and 2015, the Company incurred interest expense on the Notes of $7,425, $5,907 and $3,493, respectively.

The indenture and supplements thereto relating to the Notes contain certain covenants, including but not limited to (i) an inability to incur additional borrowings, including through the issuance of additional debt or the sale of additional debt securities unless the Company’s asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing and (ii) if we are not subject to the reporting requirements under the Securities and Exchange Act of 1934 to file periodic reports with the SEC we will provide interim and consolidated financial information to the holders of the Notes and the trustee.

8. Interest Rate Derivative

On May 10, 2012, the Company entered into a five-year interest rate swap agreement, or swap agreement, with ING Capital Markets, LLC that expired on May 10, 2017. Under the swap agreement, with a notional value of $50,000, the Company paid a fixed rate of 1.1425% and received a floating rate based upon the current three-month LIBOR rate. The Company entered into the swap agreement to manage interest rate risk and not for speculative purposes.

The Company recorded the change in valuation of the swap agreement in unrealized appreciation (depreciation) as of each measurement period. When the quarterly interest rate swap amounts were paid or received under the swap agreement, the amounts were recorded as a realized gain (loss) through interest rate derivative periodic interest payments, net on the Consolidated Statements of Operations.

The Company recognized a realized loss for the years ended December 31, 2017, 2016 and 2015 of $46, $276 and $443, respectively, which is reflected as interest rate derivative periodic interest payments, net on the Consolidated Statements of Operations.

For the years ended December 31, 2017, 2016 and 2015, the Company recognized $50, $156 and $7, respectively, of net change in unrealized depreciation from the swap agreement, which is presented under net change in unrealized appreciation (depreciation) on interest rate derivative in the Consolidated Statements of Operations. As December 31, 2016, the Company’s fair value of its swap agreement was $(50), which is listed as an interest rate derivative liability on the Consolidated Statements of Assets and Liabilities.

9. Contractual Obligations and Off-Balance Sheet Arrangements

From time to time, the Company, or the Advisor, may become party to legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Company’s rights under contracts with its portfolio companies. Neither the Company, nor the Advisor, is currently subject to any material legal proceedings.

Unfunded commitments to provide funds to portfolio companies are not reflected on the Company’s Consolidated Statements of Assets and Liabilities. The Company’s unfunded commitments may be significant from time to time. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that the Company holds. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. The Company intends to use cash flow from normal and early principal repayments and proceeds from borrowings and offerings to fund these commitments.

As of December 31, 2017 and 2016, the Company has the following unfunded commitments to portfolio companies:

	As of
	December 31, 2017	December 31, 2016
Unfunded delayed draw facilities
A10 Capital, LLC	$—	$2,500
Charming Charlie, LLC	4,474	—

	$4,474	$2,500
Unfunded revolving commitments
Hansons Window & Construction, Inc.	$256	$—
HealthDrive Corporation	850	1,500
Holland Intermediate Acquisition Corp.	3,000	3,000
The John Gore Organization, Inc.	800	800
Loadmaster Derrick & Equipment, Inc.	60	—
OEM Group, LLC	940	990
Togetherwork Holdings, LLC	116	—
Tri Starr Management Services, Inc.	549	499
Sciens Building Solutions, LLC	2,055	—
SPST Holdings, LLC	755	—
Whitney, Bradley & Brown, Inc.	117	—

	$9,498	$6,789
Unfunded commitments to investments in funds
Freeport Financial SBIC Fund LP	$680	$680
Gryphon Partners 3.5, L.P.	380	341

	$1,060	$1,021

Total unfunded commitments	$15,032	$10,310

The changes in fair value of the Company’s unfunded commitments are considered to be immaterial as the yield determined at the time of underwriting is expected to be materially consistent with the yield upon funding.

10. Distributable Taxable Income

The following reconciles net increase in net assets resulting from operations to taxable income:

	For the years ended December 31,
	2017	2016
Net increase in net assets resulting from operations	$(7,904)	$17,149
Net change in unrealized (appreciation) depreciation on investments	31,606	(11,281)
(Benefit) provision for taxes on unrealized gain on investments	(2,146)	(137)
Net change in unrealized appreciation on interest rate derivative	(50)	(156)
Expenses not currently deductible and income and realized losses not currently includable	1,916	23,419
Non-deductible expenses and income not includable	936	84

Taxable income before deductions for distributions paid	$24,358	$29,078

The above amount of 2017 taxable income before deductions for distributions is an estimate. Taxable income will be finalized before the Company files its Federal tax return for 2017 by September 2018.

For the years ended December 31, 2017 and 2016, the Company recorded the following adjustments for permanent book to tax differences to reflect their tax characteristics. The adjustments only change the classification in net assets in the Consolidated Statements of Assets and Liabilities.

	For the years ended December 31,
	2017	2016
Accumulated undistributed net realized gains	$2,488	$1,465
Accumulated undistributed net investment income	(1,598)	(1,657)
Interest rate derivative periodic interest payments, net	46	276
Paid-in capital in excess of par	(936)	(84)

As of December 31, 2017 and 2016, the cost of investments for tax purposes was $684,063 and $717,289, respectively, resulting in net unrealized (depreciation) appreciation of ($75,372) and ($48,085), respectively. As of December 31, 2017 and 2016, the Company had estimated net operating losses of $5,991 and $4,844, respectively, which can be carried back to the two preceding tax years or carried forward twenty years before expiration. As of December 31, 2017 and 2016, the Company had estimated capital loss carryforwards of $7,651 and $7,664, respectively, which can be carried back to the three preceding years or carried forward five years before expiration. As of December 31, 2017 and 2016, the Company recorded an allowance of $5,790 and $5,329, respectively, against these federal and state capital loss carryforwards. As of December 31, 2017 and 2016, the Company had estimated long-term net capital loss carryforwards not subject to expiration of $22,698 and $5,936, respectively. Under current tax regulations, capital gains or losses on transactions realized after October 31st for a given fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year.

Under the RIC Modernization Act (the “RIC Act”), we are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during post-enactment taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under the rules applicable to pre-enactment capital losses.

11. Distributions

The Company has elected to be taxed as a RIC under Subchapter M of the Code. In order to maintain its status as a regulated investment company, the Company is required to distribute annually to its stockholders at least 90% of its investment company taxable income. To avoid a 4% excise tax on undistributed earnings, the Company is required to distribute each calendar year the sum of (i) 98% of its ordinary income for such calendar year (ii) 98.2% of its net capital gains for the one-year period ending October 31 of that calendar year (iii) any income recognized, but not distributed, in preceding years and on which the Company paid no federal income tax.

The Company’s quarterly distributions, if any, will be determined by its board of directors. The Company intends to make distributions to stockholders on a quarterly basis of substantially all of its net investment income. Although the Company intends to make distributions of net realized capital gains, if any, at least annually, out of assets legally available for such distributions, the Company may in the future decide to retain such capital gains for investment. In addition, the extent and timing of special dividends, if any, will be determined by its board of directors and will largely be driven by portfolio specific events and tax considerations at the time.

In addition, the Company may be limited in its ability to make distributions due to the BDC asset coverage test for borrowings applicable to the Company as a BDC under the 1940 Act.

The following table summarizes the Company’s distributions declared and paid or to be paid on all shares, including distributions reinvested, if any:

Date Declared	Record Date	Payment Date	Amount Per Share
August 5, 2010	September 2, 2010	September 30, 2010	$0.05
November 4, 2010	November 30, 2010	December 28, 2010	$0.10
December 14, 2010	December 31, 2010	January 28, 2011	$0.15
March 10, 2011	March 25, 2011	March 31, 2011	$0.23
May 5, 2011	June 15, 2011	June 30, 2011	$0.25
July 28, 2011	September 15, 2011	September 30, 2011	$0.26
October 27, 2011	December 15, 2011	December 30, 2011	$0.28
March 6, 2012	March 20, 2012	March 30, 2012	$0.29
March 6, 2012	March 20, 2012	March 30, 2012	$0.05
May 2, 2012	June 15, 2012	June 29, 2012	$0.30
July 26, 2012	September 14, 2012	September 28, 2012	$0.32
November 2, 2012	December 14, 2012	December 28, 2012	$0.33
December 20, 2012	December 31, 2012	January 28, 2013	$0.05
February 27, 2013	March 15, 2013	March 29, 2013	$0.33
May 2, 2013	June 14, 2013	June 28, 2013	$0.34
August 2, 2013	September 16, 2013	September 30, 2013	$0.34
August 2, 2013	September 16, 2013	September 30, 2013	$0.08
October 30, 2013	December 16, 2013	December 31, 2013	$0.34
March 4, 2014	March 17, 2014	March 31, 2014	$0.34
May 7, 2014	June 16, 2014	June 30, 2014	$0.34
August 7, 2014	September 15, 2014	September 30, 2014	$0.34
November 4, 2014	December 15, 2014	December 31, 2014	$0.34
March 6, 2015	March 20, 2015	March 31, 2015	$0.34
May 5, 2015	June 15, 2015	June 30, 2015	$0.34
August 4, 2015	September 15, 2015	September 30, 2015	$0.34
November 3, 2015	December 15, 2015	December 31, 2015	$0.34
March 8, 2016	March 21, 2016	March 31, 2016	$0.34
May 3, 2016	June 15, 2016	June 30, 2016	$0.34
August 2, 2016	September 15, 2016	September 30, 2016	$0.34
November 8, 2016	December 15, 2016	December 30, 2016	$0.27
March 7, 2017	March 20, 2017	March 31, 2017	$0.27
May 2, 2017	June 15, 2017	June 30, 2017	$0.27
August 1, 2017	September 15, 2017	September 29, 2017	$0.27
November 7, 2017	December 15, 2017	December 29, 2017	$0.27
March 2, 2018	March 20, 2018	March 30, 2018	$0.27

The Company may not be able to achieve operating results that will allow it to make distributions at a specific level or to increase the amount of these distributions from time to time. If the Company does not distribute a certain percentage of its income annually, it will suffer adverse tax consequences, including possible loss of its status as a regulated investment company. The Company cannot assure stockholders that they will receive any distributions at a particular level.

The Company maintains an “opt in” dividend reinvestment plan for our common stockholders. As a result, unless stockholders specifically elect to have their dividends automatically reinvested in additional shares of common stock, stockholders will receive all such dividends in cash. There were $3 and $3 of dividends reinvested for the years ended December 31, 2017 and 2016. There were no dividends reinvested for the year ended December 31, 2015 under the dividend reinvestment plan.

Under the terms of our dividend reinvestment plan, dividends will primarily be paid in newly issued shares of common stock. However, the Company reserves the right to purchase shares in the open market in connection with the implementation of the plan. This feature of the plan means that, under certain circumstances, the Company may issue shares of our common stock at a price below net asset value per share, which could cause our stockholders to experience dilution.

Distributions in excess of its current and accumulated profits and earnings would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of its distributions will be made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. Each year, a statement on Form 1099-DIV identifying the source of the distribution will be sent to its U.S. stockholders of record. The Company’s board of directors presently intends to declare and pay quarterly distributions. The Company’s ability to pay distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

The tax character of distributions declared and paid in 2017 represented $35,397 from ordinary income, $0 from capital gains and $0 from tax return of capital. The tax character of distributions declared and paid in 2016 represented $42,770 from ordinary income, $0 from capital gains and $0 from tax return of capital. The tax character of distributions declared and paid in 2015 represented $45,649 million from ordinary income, $0 from capital gains and $0 from tax return of capital. Generally accepted accounting principles require adjustments to certain components of net assets to reflect permanent differences between financial and tax reporting. These adjustments have no effect on net asset value per share. Permanent differences between financial and tax reporting at December 31, 2017 and 2016 were $936 and $84, respectively.

12. Financial Highlights

	For the years ended December 31,
	2017	2016	2015	2014	2013
Per Share Data(1):
Net asset value attributable to THL Credit, Inc., beginning of period	$11.82	$12.58	$13.08	$13.36	$13.20
Net investment income, after taxes(2)	1.21	1.35	1.41	1.42	1.37
Net realized (loss) gain on investments(2)	(0.53)	(1.17)	0.01	(0.38)	0.09
Income tax provision, realized gain(2)	(0.03)	—	—	(0.01)	—
Net change in unrealized appreciation (depreciation) on investments(2)(5)	(0.96)	0.33	(0.53)	0.06	0.01
Benefit (provision) for taxes on unrealized gain on investments(2)	0.07	0.01	(0.04)	—	(0.07)
Net change in unrealized appreciation (depreciation) of interest rate derivative(2)	—	—	—	—	0.02
Interest rate derivative periodic interest payments, net(2)	—	(0.01)	(0.01)	(0.01)	(0.01)

Net increase (decrease) in net assets resulting from operations	(0.24)	0.51	0.84	1.08	1.41
Accretive effect of repurchase of common stock	0.01	0.02	0.02	—	—
Accretive effect of share issuance	—	—	—	—	0.18
Distributions to stockholders from net investment income	(1.08)	(1.29)	(1.36)	(1.30)	(1.42)
Distributions to stockholders from net realized gains	—	—	—	(0.06)	(0.01)

Total distributions	(1.08)	(1.29)	(1.36)	(1.36)	(1.43)

Net asset value attributable to THL Credit, Inc., end of period	$10.51	$11.82	$12.58	$13.08	$13.36

Per share market value at end of period	$9.05	$10.01	$10.70	$11.76	$16.49
Total return(3)(5)	1.14%	5.76%	2.41%	(20.96%)	22.10%
Shares outstanding at end of period	32,674	32,925	33,311	33,905	33,905
Ratio/Supplemental Data:
Net assets at end of period, attributable to THL Credit Inc.	$343,327	$389,820	$418,899	$443,621	$452,942
Ratio of total expenses to average net assets, attributable to THL Credit Inc.(4)(6)	9.90%	9.96%	10.87%	9.79%	8.73%
Ratio of net investment income to average net assets, attributable to THL Credit Inc.(7)	10.43%	11.19%	10.81%	10.70%	10.25%
Portfolio turnover, attributable to THL Credit, Inc.	17.13%	18.94%	22.85%	28.98%	33.09%

(1)	Includes the cumulative effect of rounding.
(2)	Calculated based on weighted average common shares outstanding.
(3)

Total return is based on the change in market price per share during the period. Total return takes into account dividends and distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan.

(4)

For the years ended December 31, 2017, 2016, 2016, 2014, and 2013, the ratio components included 2.73%, 2.75%, 2.69%, 2.47% and 1.86% of base management fee, 0.62%, 1.12%, 2.70%, 2.48% and 2.64% of net incentive fee, 4.92%, 4.06%, 3.29%, 2.47% and 1.76% of the cost of borrowing, 1.93%, 2.02%, 1.95%, 2.05% and 1.85% of other operating expenses, and (0.30%), 0.01%, 0.22%, 0.09% and 0.49% of the impact of all taxes, respectively.

(5)	Includes the net change in unrealized appreciation (depreciation) on foreign currency transactions.
(6)

Ratio of total expenses before incentive fee waiver to average net assets attributable to THL Credit Inc. is 10.12% for the year ended December 31, 2017. Incentive fee waiver was not applicable to prior years presented.

(7)

Ratio of net investment income before incentive fee waiver to average net assets attributable to THL Credit Inc. is 10.21% for the year ended December 31, 2017. Incentive fee waiver was not applicable to prior years presented.

13. Stock Repurchase Program

On March 7, 2017 our board of directors authorized a $20,000 stock repurchase program, which was extended on March 2, 2018. Unless extended by its board of directors, the stock repurchase program will expire on March 2, 2019 and may be modified or terminated at any time for any reason without prior notice. The Company has provided its stockholders with notice of its ability to repurchase shares of its common stock in accordance with 1940 Act requirements. The Company will retire immediately all such shares of common stock that it purchases in connection with the stock repurchase program.

The following table summarizes the Company’s share repurchases under its stock repurchase program for the years ended December 31, 2017, 2016 and 2015:

	For the years ended December 31,
	2017	2016	2015
Dollar amount repurchased	$2,493	$4,037	$7,290
Shares repurchased	252	386	594
Average price per share (including commission)	$9.89	$10.46	$12.27
Weighted average discount to net asset value	15.02%	13.14%	7.38%

14. Subsequent Events

From January 1, 2018 through March 6, 2018, the Company made follow-on investments of $7,453, including a $3,200 investment in Logan JV, at a combined weighted average yield based upon cost at the time of the investment of 9.9%.

On March 2, 2018, in consultation with its board of directors, the Company accepted the Advisor’s proposal to waive 100% of the incentive fees accrued for the period commencing on January 1, 2018 and ending on December 31, 2018. Such incentive fees waived shall not be subject to recoupment. Refer to Note 4 – Related Party Transactions for more information.

On March 2, 2018, the Company’s board of directors declared a dividend of $0.27 per share payable on March 30, 2018 to stockholders of record at the close of business on March 20, 2018.

Schedule 12-14

THL Credit, Inc. and Subsidiaries

Schedule of Investments in and Advances to Affiliates

(dollar amounts in thousands)

Type of Investment/Portfolio company (1)(2)	Principal/No. of Shares/No. of Units	Purchases	Sales	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Dividends/ Interest Income/ Other Income	Fair Value at December 31, 2017
Control Investments
—46.14% of net asset value
Control Investments - Majority Owned
—41.03% of net asset value
First lien senior secured debt
—11.46% of net asset value
Northeast
—1.63% of net asset value
Tri Starr Management Services, Inc. - LIFO revolving loan 8.3% (ABR + 3.8%) due 9/30/2018	$46	$693	$(745)	$—	$—	$20	$46
Tri Starr Management Services, Inc. - Non LIFO revolving loan 6.3% (LIBOR + 4.8%) cash due 9/30/2018	669	2	—	—	(253)	292	669
Tri Starr Management Services, Inc. - Tranche 1-A term loan 6.3% (LIBOR + 4.8%) cash due 9/30/2018	291	—	—	—	(127)	145	291
Tri Starr Management Services, Inc. - Tranche 1-B term loan 6.3% (LIBOR + 4.8%) cash due 9/30/2018	2,545	—	—	—	(1,114)	1,266	2,545
Tri Starr Management Services, Inc. - Tranche 2 term loan 10% PIK due 9/30/2018	1,573	—	—	—	(717)	928	1,573
Tri Starr Management Services, Inc. - Tranche 3 term loan 10% PIK due 9/30/2018 (3)	1,049	—	—	—	472	—	472
Tri Starr Management Services, Inc. - Tranche 4 term loan 5% PIK due 9/30/2018 (3)	3,241	—	—	—	—	—	—

Subtotal Northeast	$9,414	$695	$(745)	$—	$(1,739)	$2,651	$5,596

Southeast
—2.05% of net asset value
Loadmaster Derrick & Equipment, Inc. - Senior secured revolving term loan 11.9% (LIBOR + 10.3%) due 12/31/2020	$3,240	$3,300	$(60)	$—	$—	$287	$3,240
Loadmaster Derrick & Equipment, Inc. - Senior secured term loan 11.3% (LIBOR + 10.3%) (5.65% Cash and 5.65% PIK) (3) due 12/31/2020	7,622	—	—	—	(3,601)	207	3,811
Loadmaster Derrick & Equipment, Inc. - Senior secured term loan 13% PIK (LIBOR + 12% PIK) (3) due 12/31/2020	1,761	—	—	—	(250)	—	—

Subtotal Southeast	$12,623	$3,300	$(60)	$—	$(3,850)	$494	$7,051

Type of Investment/Portfolio company (1)(2)	Principal/No. of Shares/No. of Units	Purchases	Sales	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Dividends/ Interest Income/ Other Income	Fair Value at December 31, 2017
Southwest
—7.78% of net asset value
OEM Group, LLC - Senior secured term loan 11.1% (LIBOR + 9.5%) cash due 2/15/2019	$18,703	$—	$—	$—	$—	$1,977	$18,703
OEM Group, LLC - Senior secured revolving term loan 11.1% (LIBOR + 9.5%) cash due 2/15/2019	8,060	2,880	(850)	—	15	788	8,060

Subtotal Southwest	$26,763	$2,880	$(850)	$—	$15	$2,765	$26,763

Subtotal first lien senior secured debt	$48,800	$6,875	$(1,655)	$—	$(5,574)	$5,910	$39,410

Second lien debt
—1.57% of net asset value
Southeast
—1.57% of net asset value
Copperweld Bimetallics, LLC - 12% cash due 10/5/2021	$5,415	$—	$—	$—	$—	$659	$5,415

Subtotal Southeast	$5,415	$—	$—	$—	$—	$659	$5,415

Subtotal second lien debt	$5,415	$—	$—	$—	$—	$659	$5,415

Equity Investments
—8.99% of net asset value
Northeast
—2.03% of net asset value
Tri Starr Management Services, Inc. (7)	0.72	$—	$—	$—	$2,532	$350	$6,967

Subtotal Northeast		$—	$—	$—	$2,532	$350	$6,967

Southeast
—3.81% of net asset value
Copperweld Bimetallics, LLC (6)	677	$—	$—	$—	$535	$—	$3,920
Copperweld Bimetallics, LLC (7)	609,230	—	—	—	(911)	—	9,192
Loadmaster Derrick & Equipment, Inc. (6)	12,131	—	—	—	(0)	—	—
Loadmaster Derrick & Equipment, Inc. (7)	2,956	—	—	—	0	—	—

Subtotal Southeast		$—	$—	$—	$(376)	$—	$13,112

Southwest
—3.15% of net asset value
OEM Group, LLC (6)	10,000	$—	$—	$—	$(205)	$—	$10,841

Subtotal Southwest		$—	$—	$—	$(205)	$—	$10,841

Subtotal equity investments		$—	$—	$—	$1,951	$350	$30,920

Investments in funds
—19.01% of net asset value
Northeast
—19.01% of net asset value
THL Credit Logan JV LLC (4) (8)		$8,000		$46	$(2,327)	$9,254	$65,410

Subtotal investments in funds		$8,000		$46	$(2,327)	$9,254	$65,410

Total Control Investments - Majority Owned		$14,875	$(1,655)	$46	$(5,950)	$16,173	$141,155

Type of Investment/Portfolio company (1)(2)	Principal/No. of Shares/No. of Units	Purchases	Sales	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Dividends/ Interest Income/ Other Income	Fair Value at December 31, 2017

Control Investments - Less Than Majority Owned
—5.11% of net asset value
First lien senior secured debt
—0.00% of net asset value
Northeast
—0.00% of net asset value
Thibaut, Inc - 14.0% cash	$—	$—	$(6,391)	$—	$(42)	$928	$—

Subtotal Northeast	$—	$—	$(6,391)	$—	$(42)	$928	$—

Subtotal first lien senior secured debt	$—	$—	$(6,391)	$—	$(42)	$928	$—
Equity Investments
—5.11% of net asset value
Northeast
—0.00% of net asset value
Thibaut, Inc (5) (6)	—	$—	$(6,092)	$1,363	$(927)	$26	$—
Thibaut, Inc (7)	—	—	(3,113)	3,173	(1,472)	—	—

Subtotal Northeast		$—	$(9,205)	$4,536	$(2,399)	$26	$—

Northwest
—5.11% of net asset value
C&K Market, Inc. (7)	1,992,365	$—	$—	$—	$(4,863)	$4,274	$7,619
C&K Market, Inc. due 7/1/2024 (6)	1,992,365	—	—	—	—	—	9,962

Subtotal Northwest		$—	$—	$—	$(4,863)	$4,274	$17,581

Subtotal equity investments		$—	$(9,205)	$4,536	$(7,262)	$4,300	$17,581

Total Control Investments - Less Than Majority Owned		$—	$(15,596)	$4,536	$(7,304)	$5,228	$17,581

Total Control Investments		$14,875	$(17,251)	$4,582	$(13,253)	$21,401	$158,736

Non-controlled, affiliated Investments
—0.00% of net asset value
Investments in funds
—0.00% of net asset value
Northeast
—0.00% of net asset value
THL Credit Greenway Fund LLC (4) (9)		$—	$—	$—	$—	$(12)	$1
THL Credit Greenway Fund II LLC (4) (9)		—	—	—	—	1,101	$3

Subtotal Northeast		$—	$—	$—	$—	$1,089	$4

Subtotal investments in funds		$—	$—	$—	$—	$1,089	$4

Total Affiliate Investments		$—	$—	$—	$—	$1,089	$4

Total Control and Affiliate Investments— 46.14% of net asset value		$14,875	$(17,251)	$4,582	$(13,253)	$22,490	$158,740

(1)

The principal amount and ownership detail as shown in the Consolidated Schedule of Investments as of December 31, 2017. Unless otherwise noted, all investments are valued using significant unobservable inputs.

(2)

Variable interest rate investments bear interest in reference to London Interbank offer rate, or LIBOR, Canadian Dollar offer rate, or CDOR, or Alternate Base Rate, or ABR, which are effective as of December 31, 2017. LIBOR loans and CDOR loans are typically indexed to 30-day, 60-day, 90-day or 180-day LIBOR or CDOR rates, at the borrower’s option, and ABR rates are typically indexed to the current prime rate or federal funds rate. Each of LIBOR, CDOR and ABR rates may be subject to interest floors. As of December 31, 2017, the 30-day, 60-day, 90-day and 180-day LIBOR rates were 1.57%, 1.62%, 1.69% and 1.84%, respectively. As of December 31, 2017, the 30-day, 60-day, 90-day and 180-day CDOR rates were 1.41%, 1.46%, 1.52% and 1.72%, respectively.

(3)	Loan was on non-accrual as of December 31, 2017.
(4)	Investment is measured at fair value using net asset value.

(5)	Part of the Company’s preferred stock was income-producing with a stated rate of 3% due on a quarterly basis.
(6)	Preferred Stock.
(7)	Common stock and member interest.
(8)

Together with Perspecta Trident LLC, or Perspecta, an affiliate of Perspecta Trust LLC, the Company invests in THL Credit Logan JV LLC, of Logan JV. Logan JV is capitalized through equity contributions from its members and investment decisions must be unanimously approved by the Logan JV investment committee consisting of one representative from each of the Company and Perspecta.

(9)

Income includes certain fees relating to investment management services provided by the Company, including a base management fee, a performance fee and a portion of the closing fees on each investment transaction.

Report of Independent Auditors

To the Board of Directors of THL Credit Logan JV LLC:

We have audited the accompanying consolidated financial statements of THL Credit Logan JV LLC and its subsidiary (the “Company”), which comprise the consolidated statements of assets, liabilities and members’ capital, including the consolidated schedules of investments, as of December 31, 2017 and 2016 and the related consolidated statements of operations, changes in members’ capital and cash flows for each of the two years in the period ended December 31, 2017.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of THL Credit Logan JV LLC and its subsidiary as of December 31, 2017 and 2016, and the results of their operations, changes in their members’ capital and their cash flows for each of the two years in the period ended December 31, 2017 in accordance with accounting principles generally accepted in the United States of America.

Other Matter

The accompanying consolidated statements of operations, changes in members’ capital and cash flows of THL Credit Logan JV LLC and its subsidiary for the year ended December 31, 2015 are presented for purposes of complying with Rule 3-09 of SEC Regulation S-X; however, Rule 3-09 does not require the 2015 financial statements to be audited and they are therefore not covered by this report.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

March 6, 2018

THL Credit Logan JV LLC

Consolidated Statements of Assets, Liabilities and Members’ Capital

As of December 31, 2017 and 2016

	2017	2016
Assets
Investments at fair value (cost $252,710,136 and $199,365,814, respectively)	$250,399,963	$200,190,379
Cash and cash equivalents	10,637,075	9,848,018
Interest and fees receivable	906,453	641,761
Receivable for paydown of investments	11,971	35,301
Receivable for investments sold	8,686,885	—

Total assets	$270,642,347	$210,715,459

Liabilities and Members’ Capital

Liabilities
Loans payable ($169,631,533 and $129,257,250 face amounts, respectively, reported net of unamortized debt issuance costs of $1,521,857 and $1,755,427, respectively)	$168,109,676	$127,501,823
Distribution payable	3,300,000	4,195,000
Payable for investments purchased	15,616,333	2,981,250
Accrued credit facility expense	1,697,918	1,198,600
Accrued expenses	156,000	168,000

Total liabilities	$188,879,927	$136,044,673

Commitments and contingencies (Notes 10)
Members’ Capital
Members’ capital	$81,762,420	$74,670,786

Total liabilities and members’ capital	$270,642,347	$210,715,459

The accompanying notes are an integral part of these consolidated financial statements.

THL Credit Logan JV LLC

Consolidated Statements of Operations

For the years ended December 31, 2017, 2016, and 2015

	2017	2016	2015*
Investment Income
Interest income	$16,996,380	$14,184,626	$7,310,164
Fee income	417,141	254,000	87,770

Total investment income	17,413,521	14,438,626	7,397,934
Expenses
Credit facility interest and fees	5,861,844	4,576,777	2,112,993
Amortization of deferred financing costs	468,483	352,524	244,553
Professional fees	99,406	140,500	97,087
Organization expense	—	—	16,427
Other general and administrative expenses	265,839	323,676	94,623

Total expenses	6,695,572	5,393,477	2,565,683

Net investment income	10,717,949	9,045,149	4,832,251

Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gains	1,133,423	306,170	44,580
Net change in unrealized (depreciation) appreciation on investments	(3,134,738)	6,641,912	(5,798,092)

Net realized gain and change in unrealized (depreciation) appreciation on investments	(2,001,315)	6,948,082	(5,753,512)

Net increase (decrease) in members’ capital resulting from operations	$8,716,634	$15,993,231	$(921,261)

*	Not covered by the auditor’s report

The accompanying notes are an integral part of these consolidated financial statements.

THL Credit Logan JV LLC

Consolidated Statements of Changes in Members’ Capital

For the years ended December 31, 2017, 2016, and 2015 (Not covered by the auditor’s report)

Members’ capital, December 31, 2014	$20,928,816
Contributions	40,750,000
Distributions	(4,780,000)
Net investment income	4,832,251
Net realized gains	44,580
Net change in unrealized depreciation on investments	(5,798,092)

Members’ capital, December 31, 2015	$55,977,555
Contributions	12,000,000
Distributions	(9,300,000)
Net investment income	9,045,149
Net realized gains	306,170
Net change in unrealized appreciation on investments	6,641,912

Members’ capital, December 31, 2016	$74,670,786
Contributions	10,000,000
Distributions	(11,625,000)
Net investment income	10,717,949
Net realized gains	1,133,423
Net change in unrealized depreciation on investments	(3,134,738)

Members’ capital, December 31, 2017	$81,762,420

The accompanying notes are an integral part of these consolidated financial statements.

THL Credit Logan JV LLC

Consolidated Statements of Cash Flows

For the years ended December 31, 2017, 2016, and 2015

	2017	2016	2015*
Cash flows from operating activities:
Net increase (decrease) in members’ capital resulting from operations	$8,716,634	$15,993,231	$(921,261)
Adjustments to reconcile net increase (decrease) in members’ from operations to net cash used in operating activities:
Net change in unrealized depreciation (appreciation) on investments	3,134,738	(6,641,912)	5,798,092
Net realized gains	(1,133,423)	(306,170)	(44,580)
Amortization of deferred financing costs	468,483	352,524	244,553
Accretion of premium or discount, net	(2,316,674)	(1,334,801)	(401,389)
Increase in investments due to PIK	(29,894)	—	—
Purchase of investments	(170,454,801)	(105,114,920)	(180,327,523)
Proceeds from sales and repayments of investments	124,561,998	73,742,952	21,339,225
Changes in operating assets and liabilities:
(Increase) decrease in interest receivable	(264,692)	13,350	(633,623)
Increase in accrued credit facility expense	499,318	478,223	700,933
(Decrease) increase in accrued expenses	(12,000)	72,754	75,070
Decrease in due to affiliate	—	—	(32,202)

Net cash used in operating activities	(36,830,313)	(22,744,769)	(154,202,705)

Cash flows from financing activities:
Borrowings under credit facility	40,374,283	21,120,250	108,137,000
Contributions received	10,000,000	12,000,000	53,750,000
Distributions paid	(12,520,000)	(7,480,000)	(2,405,000)
Financing costs paid	(234,913)	(718,166)	(1,506,473)

Net cash provided by financing activities	37,619,370	24,922,084	157,975,527

Net increase in cash	789,057	2,177,315	3,772,822

Cash and cash equivalents, beginning of year	9,848,018	7,670,703	3,897,881

Cash and cash equivalents, end of year	$10,637,075	$9,848,018	$7,670,703

Supplemental Disclosure of Cash Flow Information:
Cash interest paid	5,329,393	3,685,975	1,234,069
Supplemental Disclosure of Non Cash Flow Information:
Securities issued in restructuring of investments	869,704	—	—
PIK income earned	29,894	—	—

*	Not covered by the auditor’s report

The accompanying notes are an integral part of these consolidated financial statements.

THL Credit Logan JV LLC

Consolidated Schedule of Investments

As of December 31, 2017

Company/Security/Country	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
Senior Secured First Lien Term Loans
Canada
Can Am Construction Inc	Construction & Building	7.07% (LIBOR +5.5%)	06/29/2017	07/01/2024	$1,194,000	$1,160,498	$1,205,940
Parq Holdings LP	Hotel, Gaming & Leisure	9.19% (LIBOR +7.5%)	12/05/2014	12/17/2020	997,500	989,245	1,003,734
PNI Canada Acquireco Corp	High Tech Industries	7.32% (LIBOR +5.75%)	08/23/2017	09/21/2022	1,820,438	1,717,124	1,763,549

Total Canada						$3,866,867	$3,973,223

Cayman Islands
Lindblad Maritime	Hotel, Gaming & Leisure	6.34% (LIBOR +4.5%)	06/23/2015	05/08/2021	$334,286	$335,506	$336,793

Total Cayman Islands						$335,506	$336,793

Denmark
Rhodia Acetow	Construction & Building	7.19% (LIBOR +5.5%)	04/21/2017	05/31/2023	$995,000	$981,527	$998,731

Total Denmark						$981,527	$998,731

Luxembourg
AMS FinCo SARL	Services: Business	7.07% (LIBOR +5.5%)	05/17/2017	05/27/2024	$2,487,500	$2,464,711	$2,512,375

Total Luxembourg						$2,464,711	$2,512,375

United States of America
1A Smart Start LLC	Services: Consumer	6.19% (LIBOR +4.5%)	03/20/2017	02/21/2022	$1,593,492	$1,587,798	$1,585,525
1A Smart Start LLC	Services: Consumer	6.44% (LIBOR +4.75%)	08/28/2015	02/21/2022	2,450,000	2,434,340	2,450,000
A Place for Mom Inc	Services: Consumer	5.69% (LIBOR +4%)	07/28/2017	08/10/2024	3,990,000	3,971,070	4,002,469
Advanced Integration Technology LP	Aerospace & Defense	6.32% (LIBOR +4.75%)	07/15/2016	04/03/2023	1,975,075	1,957,785	1,989,888
AgroFresh Inc.	Services: Business	6.44% (LIBOR +4.75%)	12/01/2015	07/31/2021	1,954,887	1,945,530	1,935,338
Air Medical Group Holdings Inc	Healthcare & Pharmaceuticals	4.25% (LIBOR +4.25%)	09/26/2017	09/25/2024	2,250,000	2,233,125	2,258,910
Alpha Media LLC	Media: Broadcasting & Subscription	7.42% (LIBOR +6%)	02/24/2016	02/25/2022	3,298,836	3,183,754	3,158,635
American Sportsman Holdings Co	Retail	6.569% (LIBOR +5%)	11/22/2016	09/25/2024	3,990,000	3,938,250	3,985,012
Ansira Holdings, Inc. (3)	Media: Advertising, Printing & Publishing	8.19% (LIBOR +6.5%)	12/20/2016	12/20/2022	253,839	138,383	139,224
Ansira Holdings, Inc.	Media: Advertising, Printing & Publishing	8.19% (LIBOR +6.5%)	12/20/2016	12/20/2022	1,728,000	1,713,634	1,719,360
AP Gaming I LLC	Hotel, Gaming & Leisure	7.07% (LIBOR +5.5%)	06/06/2017	02/15/2024	2,487,500	2,481,797	2,517,051
APC Aftermarket	Automotive	6.41% (LIBOR +5%)	05/09/2017	05/10/2024	497,500	488,443	491,906
Aptean, Inc.	Services: Business	5.95% (LIBOR +4.25%)	12/15/2017	12/20/2022	1,985,000	1,966,996	2,004,026
Avaya Inc	Telecommunications	6.23% (LIBOR +4.75%)	11/09/2017	12/15/2024	2,614,162	2,586,088	2,577,407
Barbri Inc	Media: Diversified & Production	5.73% (LIBOR +4.25%)	12/01/2017	11/21/2023	3,500,000	3,482,653	3,500,000
Beasley Mezzanine Holdings LLC	Media: Broadcasting & Subscription	5.49% (LIBOR +4%)	11/17/2017	11/15/2023	3,033,333	3,018,314	3,063,667
Big Ass Fans LLC	Services: Business	5.94% (LIBOR +4.25%)	11/07/2017	05/21/2024	2,500,000	2,487,681	2,510,950

THL Credit Logan JV LLC

Consolidated Schedule of Investments (continued)

As of December 31, 2017

Company/Security/Country	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
Big River Steel LLC	Metals & Mining	6.69% (LIBOR +5%)	08/15/2017	08/23/2023	$1,995,000	$1,976,122	$2,017,444
Birch Communications, Inc.	Telecommunications	8.6% (LIBOR +7.25%)	12/05/2014	07/17/2020	1,288,951	1,279,929	1,234,171
Brand Energy & Infrastructure Services, Inc.	Services: Business	5.63% (LIBOR +4.25%)	06/16/2017	06/21/2024	2,985,000	2,957,241	3,000,492
Clear Balance Holdings, LLC	Banking, Finance, Insurance & Real Estate	7.44% (LIBOR +5.75%)	07/07/2015	06/30/2020	4,987,500	4,976,134	4,937,625
Commercial Barge Line Co	Transportation: Cargo	10.32% (LIBOR +8.75%)	11/06/2015	11/12/2020	1,368,750	1,329,535	799,726
Constellis Holdings, LLC	Aerospace & Defense	6.69% (LIBOR +5%)	04/18/2017	04/21/2024	1,990,000	1,972,056	2,013,631
ConvergeOne Holdings Corp.	Telecommunications	6.45% (LIBOR +4.75%)	06/15/2017	06/20/2024	1,990,000	1,971,596	1,996,627
Conyers Park Parent Merger Sub Inc	Retail	5.39% (LIBOR +4%)	06/21/2017	07/07/2024	1,995,000	1,985,654	2,012,456
Country Fresh Holdings, LLC	Beverage, Food & Tobacco	6.69% (LIBOR +5%)	07/14/2017	03/31/2023	4,873,684	4,828,509	4,824,947
Covenant Surgical Partners Inc (5)	Healthcare & Pharmaceuticals	6.13% (LIBOR +4.75%)	09/29/2017	09/28/2024	692,308	126,012	132,885
Covenant Surgical Partners Inc	Healthcare & Pharmaceuticals	6.09% (LIBOR +4.75%)	09/29/2017	10/04/2024	2,307,692	2,302,091	2,325,000
CPI Acquisition, Inc.	Services: Consumer	5.96% (LIBOR +4.5%)	08/14/2015	08/17/2022	4,187,266	4,084,254	3,056,704
CryoLife Inc	Healthcare & Pharmaceuticals	5.36% (LIBOR +4%)	11/15/2017	12/02/2024	2,000,000	1,990,095	2,020,000
CT Technologies Intermediate Holdings, Inc	Healthcare & Pharmaceuticals	5.82% (LIBOR +4.25%)	02/11/2015	12/01/2021	1,940,250	1,946,166	1,939,047
Cvent, Inc.	Services: Business	5.32% (LIBOR +3.75%)	06/16/2016	11/29/2024	1,990,000	1,971,916	1,994,975
Deerfield Holdings Corp	Banking, Finance, Insurance & Real Estate	3.25% (LIBOR +3.25%)	12/06/2017	12/06/2024	250,000	249,375	250,844
DigiCert, Inc.	Services: Business	6.13% (LIBOR +4.75%)	09/20/2017	10/31/2024	1,000,000	995,056	1,014,060
DXP Enterprises, Inc.	Energy: Oil & Gas	7.07% (LIBOR +5.5%)	08/16/2017	08/29/2023	1,496,250	1,482,089	1,511,212
EmployBridge Holding Co.	Services: Business	8.19% (LIBOR +6.5%)	02/04/2015	05/15/2020	2,912,431	2,906,991	2,844,470
EnergySolutions, LLC	Environmental Industries	6.45% (LIBOR +4.75%)	07/28/2017	05/29/2020	3,726,673	3,774,332	3,782,574
Evo Payments International, LLC	Services: Business	5.57% (LIBOR +4%)	12/08/2016	12/22/2023	2,620,200	2,597,781	2,646,402
Fairmount Santrol Holdings Inc.	Metals & Mining	7.69% (LIBOR +6%)	10/27/2017	11/01/2022	2,000,000	1,970,909	2,028,000
Freedom Mortgage Corporation	Banking, Finance, Insurance & Real Estate	6.96% (LIBOR +5.5%)	02/17/2017	02/23/2022	2,956,093	2,947,932	3,002,282
FullBeauty Brands LP	Retail	6.32% (LIBOR +4.75%)	03/08/2016	10/14/2022	3,929,322	3,729,190	2,325,235
Gold Standard Baking, Inc.	Wholesale	6.25% (LIBOR +4.5%)	05/19/2015	04/23/2021	2,925,000	2,916,790	2,917,687
Green Plains Inc	Chemicals, Plastics & Rubber	7.07% (LIBOR +5.5%)	08/18/2017	08/29/2023	1,425,000	1,411,464	1,439,257
Gruden Acquisition Inc.	Transportation: Cargo	7.19% (LIBOR +5.5%)	06/21/2017	08/18/2022	1,989,848	1,944,769	1,998,145
Gulf Finance, LLC	Energy: Oil & Gas	6.95% (LIBOR +5.25%)	08/17/2016	08/25/2023	1,945,799	1,898,613	1,756,492
Heartland Dental LLC	Services: Consumer	6.45% (LIBOR +4.75%)	07/28/2017	07/31/2023	1,000,000	995,314	1,015,005
Higginbotham Insurance Agency, Inc.	Banking, Finance, Insurance & Real Estate	3.75% (LIBOR +3.75%)	12/14/2017	11/30/2024	5,000,000	4,975,000	5,012,500
Idera Inc	High Tech Industries	6.57% (LIBOR +5%)	06/27/2017	06/28/2024	2,355,549	2,333,544	2,358,494
Impala Private Holdings II LLC	Services: Business	5.7% (LIBOR +4%)	11/10/2017	11/14/2024	1,666,667	1,658,442	1,660,767
Infoblox Inc.	High Tech Industries	6.57% (LIBOR +5%)	11/03/2016	11/07/2023	2,204,830	2,167,878	2,221,366
Insurance Technologies	Banking, Finance, Insurance & Real Estate	7.74% (LIBOR +6.5%)	03/26/2015	12/15/2021	3,405,541	3,376,728	3,405,541
Insurance Technologies (4)	Banking, Finance, Insurance & Real Estate	0.5% (LIBOR +0.5%)	03/26/2015	12/15/2021	136,964	(806)	—
Jackson Hewitt Tax Service Inc	Services: Consumer	8.38% (LIBOR +7%)	07/24/2015	07/30/2020	930,690	921,032	922,546
Kemet Corporation	High Tech Industries	7.57% (LIBOR +6%)	04/21/2017	04/26/2024	975,000	948,450	985,969

THL Credit Logan JV LLC

Consolidated Schedule of Investments (continued)

As of December 31, 2017

Company/Security/Country	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
Kestra Financial, Inc.	Banking, Finance, Insurance & Real Estate	6.94% (LIBOR +5.25%)	06/10/2016	06/24/2022	$3,940,000	$3,895,756	$3,940,000
KMG Chemicals Inc	Chemicals, Plastics & Rubber	4.32% (LIBOR +2.75%)	06/13/2017	06/15/2024	809,091	805,341	813,136
Lindblad Expeditions Inc	Hotel, Gaming & Leisure	6.34% (LIBOR +4.5%)	06/23/2015	05/08/2021	2,590,714	2,600,171	2,610,145
Lyons Magnus Inc aka	Consumer goods: Non-Durable	5.68% (LIBOR +4.25%)	11/03/2017	11/11/2024	2,500,000	2,487,653	2,527,350
Margaritaville Holdings LLC	Beverage, Food & Tobacco	7.46% (LIBOR +6%)	03/12/2015	03/12/2021	4,176,883	4,154,664	4,176,883
MCS Group Holdings LLC	Services: Business	6.25% (LIBOR +4.75%)	05/12/2017	05/20/2024	1,990,000	1,980,883	2,004,925
MDVIP Inc	Services: Business	5.66% (LIBOR +4.25%)	11/10/2017	11/14/2024	3,040,000	3,025,010	3,047,600
Merrill Communications LLC	Media: Advertising, Printing & Publishing	6.63% (LIBOR +5.25%)	05/29/2015	06/01/2022	1,749,985	1,743,088	1,765,297
Meter Readings Holding, LLC	Utilities: Electric	7.23% (LIBOR +5.75%)	08/17/2016	08/29/2023	2,967,462	2,941,210	2,982,300
Morphe, LLC	Retail	7.69% (LIBOR +6%)	02/21/2017	02/10/2023	2,887,500	2,850,290	2,873,062
Nasco Healthcare, Inc.	Healthcare & Pharmaceuticals	6.07% (LIBOR +4.5%)	07/13/2015	06/30/2021	4,535,804	4,522,523	4,513,125
New Insight Holdings Inc	Services: Business	7.13% (LIBOR +5.5%)	12/08/2017	12/20/2024	2,000,000	1,900,118	1,918,330
NextCare, Inc.	Healthcare & Pharmaceuticals	7.57% (LIBOR +6%)	08/21/2015	07/31/2018	2,919,071	2,916,216	2,919,071
Oak Point Partners, LLC	Banking, Finance, Insurance & Real Estate	7.32% (LIBOR +5.75%)	09/13/2017	09/13/2023	3,000,000	2,964,383	2,977,500
OB Hospitalist Group Inc	Healthcare & Pharmaceuticals	5.61% (LIBOR +4.25%)	08/08/2017	08/01/2024	2,400,000	2,388,629	2,424,000
Odyssey Logistics & Technology Corp	Transportation: Cargo	5.82% (LIBOR +4.25%)	10/06/2017	10/12/2024	2,000,000	1,990,275	2,010,000
Pre-Paid Legal Services, Inc	Services: Business	6.82% (LIBOR +5.25%)	05/21/2015	07/01/2019	827,778	826,254	831,052
Project Leopard Holdings Inc	High Tech Industries	7.19% (LIBOR +5.5%)	06/21/2017	07/07/2023	1,745,625	1,741,605	1,759,817
PSC Industrial Outsourcing, LP	Environmental Industries	5.71% (LIBOR +4.25%)	10/05/2017	10/11/2024	2,000,000	1,980,528	2,030,000
PT Holdings LLC	Wholesale	5.57% (LIBOR +4%)	12/04/2017	12/09/2024	3,000,000	2,985,118	3,017,820
Quest Software	High Tech Industries	6.92% (LIBOR +5.5%)	11/09/2017	10/31/2022	2,724,791	2,705,896	2,773,197
Red Ventures LLC	Media: Diversified & Production	4.25% (LIBOR +4%)	10/18/2017	11/08/2024	2,493,750	2,469,759	2,495,309
Riverbed Technology, Inc.	High Tech Industries	4.82% (LIBOR +3.25%)	02/25/2015	04/24/2022	966,020	962,496	953,008
SCS Holdings Inc	Services: Business	5.82% (LIBOR +4.25%)	11/20/2015	10/30/2022	1,807,120	1,796,199	1,820,674
Silverback Merger Sub Inc	High Tech Industries	5.44% (LIBOR +4%)	08/11/2017	08/21/2024	1,197,000	1,194,153	1,210,466
Sirva Worldwide, Inc.	Transportation: Cargo	7.99% (LIBOR +6.5%)	11/18/2016	11/22/2022	2,877,500	2,818,483	2,906,275
SMS Systems Maintenance Services Inc	Services: Business	6.57% (LIBOR +5%)	02/09/2017	10/30/2023	2,970,000	2,957,012	2,554,200
Starfish- V Merger Sub Inc	High Tech Industries	6.69% (LIBOR +5%)	08/11/2017	08/16/2024	1,246,875	1,234,982	1,219,992
TerraForm AP Acquisition Holdings LLC	Energy: Electricity	5.94% (LIBOR +4.25%)	10/11/2016	06/27/2022	867,794	867,794	873,218
Thoughtworks, Inc.	High Tech Industries	6.07% (LIBOR +4.5%)	10/06/2017	10/11/2024	3,000,000	2,992,718	3,007,500
TKC Holdings Inc	Consumer goods: Durable	5.67% (LIBOR +4.25%)	06/08/2017	02/01/2023	297,750	296,407	300,448
TOMS Shoes LLC	Retail	6.98% (LIBOR +5.5%)	12/18/2014	10/30/2020	1,945,000	1,873,459	1,157,275
Tupelo Buyer Inc	Transportation: Consumer	5.64% (LIBOR +4.25%)	10/02/2017	10/07/2024	1,600,000	1,584,502	1,618,000
TV Borrower US LLC	High Tech Industries	6.44% (LIBOR +4.75%)	02/16/2017	02/22/2024	992,500	988,106	998,083
US Renal Care Inc	Healthcare & Pharmaceuticals	5.94% (LIBOR +4.25%)	11/17/2015	12/30/2022	1,960,000	1,945,975	1,935,500
US Salt LLC	Chemicals, Plastics & Rubber	4.75% (LIBOR +4.75%)	11/30/2017	12/01/2023	3,000,000	2,970,000	3,000,000
US Shipping Corp	Utilities: Oil & Gas	5.82% (LIBOR +4.25%)	03/09/2016	06/26/2021	211,104	202,986	189,466

THL Credit Logan JV LLC

Consolidated Schedule of Investments (continued)

As of December 31, 2017

Company/Security/Country	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
Utility One Source L.P.	Construction & Building	7.07% (LIBOR +5.5%)	04/07/2017	04/18/2023	$995,000	$986,190	$1,018,631
Verdesian Life Sciences LLC	Chemicals, Plastics & Rubber	6.38% (LIBOR +5%)	12/09/2014	07/01/2020	2,119,054	1,944,459	1,907,149
Vertiv Group Corporation	Capital Equipment	5.35% (LIBOR +4%)	09/30/2016	11/30/2023	1,504,310	1,464,525	1,505,251
Viewpoint Inc	High Tech Industries	5.94% (LIBOR +4.25%)	07/18/2017	07/19/2024	997,500	992,824	1,002,487
Weight Watchers International, Inc.	Beverage, Food & Tobacco	6.23% (LIBOR +4.75%)	11/20/2017	11/29/2024	2,700,000	2,646,553	2,721,384
Wirepath Home Systems LLC	Services: Business	6.87% (LIBOR +5.25%)	07/31/2017	08/05/2024	2,992,500	2,978,146	3,033,647
Women’s Care Florida LLP	Healthcare & Pharmaceuticals	6.07% (LIBOR +4.5%)	08/18/2017	09/29/2023	5,000,000	4,975,809	4,993,750
Zenith Merger Sub, Inc.	Services: Business	7.06% (LIBOR +5.5%)	12/22/2017	12/13/2023	3,000,000	2,970,055	2,970,000
Zest Holdings LLC	Healthcare & Pharmaceuticals	5.82% (LIBOR +4.25%)	04/13/2017	08/16/2023	1,985,000	1,980,567	2,006,091

Total United States of America						$223,013,594	$220,606,360

Total Senior Secured First Lien Term Loans						$230,662,205	$228,427,482

Second Lien Term Loans
Luxembourg
Lully Finance S.a.r.l.	Telecommunications	10.069% (LIBOR +8.5%)	07/31/2015	10/16/2023	$1,000,000	$992,730	$985,000

Total Luxembourg						$992,730	$985,000

United States of America
ABG Intermediate Holdings 2 LLC	Consumer goods: Durable	9.44% (LIBOR +7.75%)	09/26/2017	09/29/2025	$2,333,333	$2,316,250	$2,368,333
BJ’s Wholesale Club, Inc.	Beverage, Food & Tobacco	8.95% (LIBOR +7.5%)	01/27/2017	02/03/2025	3,000,000	2,986,608	2,937,660
CH Hold Corp	Automotive	8.82% (LIBOR +7.25%)	01/26/2017	02/03/2025	1,000,000	995,559	1,022,500
Constellis Holdings, LLC	Aerospace & Defense	10.69% (LIBOR +9%)	04/18/2017	04/21/2025	1,000,000	986,289	1,002,500
DigiCert, Inc.	Services: Business	9.38% (LIBOR +8%)	09/20/2017	10/31/2025	750,000	746,292	755,745
DiversiTech Holdings Inc	Capital Equipment	9.2% (LIBOR +7.5%)	05/18/2017	06/02/2025	2,000,000	1,981,394	2,025,000
Gruden Acquisition Inc.	Transportation: Cargo	10.19% (LIBOR +8.5%)	07/31/2015	08/18/2023	500,000	482,406	499,375
Midwest Physician Administrative Services, LLC	Healthcare & Pharmaceuticals	8.42% (LIBOR +7%)	08/11/2017	08/15/2025	1,000,000	990,467	1,006,250
Optiv Security Inc	Services: Business	8.63% (LIBOR +7.25%)	01/19/2017	01/31/2025	1,500,000	1,493,347	1,351,875
Pathway Partners Vet Management	Healthcare & Pharmaceuticals	9.57% (LIBOR +8%)	10/04/2017	10/10/2025	1,388,889	1,375,357	1,381,945
PathwayPartnersVetManagement(6)	Healthcare & Pharmaceuticals	8%(LIBOR +8%)	10/04/2017	10/10/2025	611,111	(5,954)	(3,056)
Red Ventures LLC	Media: Diversified & Production	9.57% (LIBOR +8%)	10/18/2017	11/08/2025	543,750	535,706	544,772
SESAC Holdco II LLC	Media: Diversified & Production	8.73% (LIBOR +7.25%)	02/13/2017	02/24/2025	1,000,000	991,052	986,250
TKC Holdings Inc	Consumer goods: Durable	9.42% (LIBOR +8%)	01/31/2017	02/01/2024	1,850,000	1,836,208	1,863,875
TV Borrower US LLC	High Tech Industries	9.94% (LIBOR +8.25%)	02/16/2017	02/22/2025	1,000,000	986,501	995,000
Viewpoint Inc	High Tech Industries	9.94% (LIBOR +8.25%)	07/18/2017	07/21/2025	1,000,000	990,544	997,500

THL Credit Logan JV LLC

Consolidated Schedule of Investments (continued)

As of December 31, 2017

Company/Security/Country	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)
Wash Multifamily Laundry Systems, LLC.	Services: Consumer	8.57% (LIBOR +7%)	05/04/2015	05/15/2023	$425,479	$423,326	$423,352
Wash Multifamily Laundry Systems, LLC.	Services: Consumer	8.57% (LIBOR +7%)	05/04/2015	05/12/2023	74,521	74,144	74,148

Total United States of America						$20,185,496	$20,233,024

Total Second Lien Term Loans						$21,178,226	$21,218,024

Equity Investments
United States of America
Avaya Inc	Telecommunications		12/15/2017		869,704	$869,705	$754,457

Total United States of America						$869,705	$754,457

Total Equity Investments						$869,705	$754,457

Total Investments						$252,710,136	$250,399,963
Cash and cash equivalents
Dreyfus Government Cash Management Fund						$10,023,054	$10,023,054
Other cash accounts						614,021	614,021

Total Cash and cash equivalents						$10,637,075	$10,637,075

(1)	Variable interest rates indexed to 30-day, 60-day, 90-day or 180-day LIBOR rates, at the borrower’s option. LIBOR rates are subject to interest rate floors.
(2)	Represents fair value in accordance with ASC Topic 820.
(3)	Represents a delayed draw commitment of $113,346, which was unfunded as of December 31, 2017.
(4)	Represents a delayed draw commitment of $136,964, which was unfunded as of December 31, 2017.
(5)	Represents a delayed draw commitment of $564,615, which was unfunded as of December 31, 2017.
(6)	Represents a delayed draw commitment of $611,111, which was unfunded as of December 31, 2017.

The accompanying notes are an integral part of these consolidated financial statements.

THL Credit Logan JV LLC

Consolidated Schedule of Investments

As of December 31, 2016

Company/Security/Country	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)	Fair Value as % of Total Members’ Capital
Senior Secured First Lien Term Loans
Canada
Mood Media Corporation	Media	7% (LIBOR +6%)	12/05/2014	05/01/2019	$2,957,031	$2,856,682	$2,858,458	3.83%
Parq Holdings LP	Hotel, Gaming & Leisure	8.5% (LIBOR +7.5%)	12/05/2014	12/17/2020	1,000,000	988,931	985,000	1.32%

Total Canada						$3,845,613	$3,843,458	5.15%

Cayman Islands
Lindblad Maritime	Hotel, Gaming & Leisure	5.81767% (LIBOR +4.5%)	06/23/2015	05/08/2021	$337,714	$339,315	$339,403	0.45%

Total Cayman Islands						$339,315	$339,403	0.45%

Luxembourg
Travelport Finance Luxembourg Sarl	Services	5% (LIBOR +4%)	09/04/2015	09/02/2021	$2,898,463	$2,911,489	$2,931,984	3.93%

Total Luxembourg						$2,911,489	$2,931,984	3.93%

United States of America
Ability Networks Inc.	High Tech Industries	6% (LIBOR +5%)	03/17/2015	05/14/2021	$1,469,849	$1,480,394	$1,477,198	1.98%
Advanced Integration Technology LP	Aerospace & Defense	6.5% (LIBOR +5.5%)	07/15/2016	07/22/2021	1,995,000	1,976,771	2,004,975	2.68%
AgroFresh Inc.	Services	5.75% (LIBOR +4.75%)	12/01/2015	07/31/2021	1,974,937	1,962,845	1,831,754	2.45%
Alpha Media LLC	Media	7% (LIBOR +6%)	02/24/2016	02/25/2022	1,925,000	1,841,873	1,848,000	2.47%
American Sportsman Holdings Co	Retail	5.75% (LIBOR +5%)	11/22/2016	12/18/2023	3,000,000	2,981,250	2,975,895	3.98%
AP Gaming I LLC	Hotel, Gaming & Leisure	9.25% (LIBOR +8.25%)	05/27/2015	12/21/2020	4,941,565	4,845,347	4,931,262	6.60%
Aptean, Inc.	Services	6% (LIBOR +5%)	12/15/2016	12/20/2022	2,000,000	1,980,046	2,020,000	2.70%
Arbor Pharmaceuticals, LLC	Healthcare & Pharmaceuticals	6% (LIBOR +5%)	07/12/2016	02/01/2023	2,484,375	2,377,966	2,518,535	3.37%
Arctic Glacier U.S.A., Inc	Beverage, Food & Tobacco	6% (LIBOR +5%)	02/12/2015	05/10/2019	2,014,696	1,983,801	2,012,178	2.69%
Aristotle Corporation	Healthcare & Pharmaceuticals	5.50% (LIBOR +4.5%) 7.25% (Prime + 3.5%)	07/13/2015	06/30/2021	4,582,325	4,565,149	4,559,413	6.11%
Avaya Inc	Telecommunications	6.25% (LIBOR +5.25%)	04/30/2015	05/29/2020	979,269	972,553	854,417	1.14%
Avaya Inc	Telecommunications	6.5% (LIBOR +5.5%)	12/18/2014	03/31/2018	985,766	990,661	863,778	1.16%
Beasley Broadcast Group Inc.	Media	7% (LIBOR +6%)	10/06/2016	11/01/2023	1,950,000	1,911,826	1,954,875	2.62%
Bioplan USA	Services	5.75% (LIBOR +4.75%)	05/13/2015	09/23/2021	982,500	872,669	950,569	1.27%
BioScrip, Inc.	Healthcare & Pharmaceuticals	6.5% (LIBOR +5.25%)	12/22/2014	07/31/2020	884,683	843,965	844,872	1.13%

THL Credit Logan JV LLC

Consolidated Schedule of Investments (continued)

As of December 31, 2016

Company/Security/Country	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)	Fair Value as % of Total Members’ Capital
BioScrip, Inc.	Healthcare & Pharmaceuticals	6.5% (LIBOR +5.25%)	12/22/2014	07/31/2020	$1,474,472	$1,406,608	$1,408,121	1.88%
Birch Communications, Inc.	Telecommunications	8.25% (LIBOR +7.25%)	12/05/2014	07/17/2020	1,362,937	1,349,645	1,226,644	1.64%
Blount International, Inc.	Capital Equipment	7.25% (LIBOR +6.25%) 9.00% (Prime + 5.25%)	04/05/2016	04/12/2023	1,695,750	1,650,003	1,719,067	2.30%
Blue Star Acquisition, Inc.(3)	Media	1.00%	12/20/2016	12/20/2022	254,545	(2,542)	(1,909)	0.00%
Blue Star Acquisition, Inc.	Media	7.5% (LIBOR +6.5%)	12/20/2016	12/20/2022	1,745,455	1,728,024	1,732,364	2.32%
Cabi	Retail	5.75% (LIBOR +4.75%)	06/19/2015	06/12/2019	1,156,250	1,149,163	1,156,250	1.55%
Caesars Entertainment Resort Properties, LLC	Hotel, Gaming & Leisure	7% (LIBOR +6%)	01/15/2015	10/11/2020	2,915,177	2,780,583	2,947,069	3.95%
Cengage Learning Acquisitions, Inc.	Media	5.25% (LIBOR +4.25%)	12/15/2014	06/07/2023	2,647,606	2,623,959	2,583,494	3.46%
Clear Balance Holdings, LLC	Banking, Finance, Insurance & Real Estate	6.75% (LIBOR +5.75%)	07/07/2015	06/30/2020	4,692,188	4,678,904	4,692,188	6.28%
Commercial Barge Line Co	Transportation: Cargo	9.75% (LIBOR +8.75%)	11/06/2015	11/12/2020	1,443,750	1,387,869	1,366,748	1.83%
Cortes NP Acquisition Corp	Capital Equipment	6% (LIBOR +5%)	09/30/2016	11/30/2023	2,000,000	1,940,612	2,030,000	2.72%
CPI Acquisition, Inc.	Services	5.5% (LIBOR +4.5%)	08/14/2015	08/17/2022	3,874,766	3,847,056	3,545,411	4.75%
Creative Artists	Media	5% (LIBOR +4%)	03/16/2015	12/17/2021	2,450,236	2,477,304	2,485,959	3.33%
CT Technologies Intermediate Holdings	Healthcare & Pharmaceuticals	5.25% (LIBOR +4.25%)	02/11/2015	12/01/2021	1,960,150	1,967,652	1,879,294	2.52%
Cvent Inc	Hotel, Gaming & Leisure	6% (LIBOR +5%)	06/16/2016	11/29/2023	2,000,000	1,980,188	2,025,000	2.71%
CWGS Group, LLC	Automotive	4.5% (LIBOR +3.75%)	11/03/2016	11/08/2023	1,000,000	995,061	1,017,080	1.36%
Cypress Semiconductor Corporation	High Tech Industries	6.5% (LIBOR +5.5%)	06/03/2016	07/05/2021	2,468,750	2,434,282	2,530,469	3.39%
Eastman Kodak Company	High Tech Industries	7.25% (LIBOR +6.25%)	09/09/2015	09/03/2019	1,952,637	1,912,585	1,964,851	2.63%
EmployBridge Holding Co.	Services	7.5% (LIBOR +6.5%)	02/04/2015	05/15/2020	2,942,456	2,934,641	2,666,601	3.57%
EnergySolutions, LLC	Environmental Industries	6.75% (LIBOR +5.75%)	03/16/2015	05/29/2020	4,543,031	4,456,699	4,588,462	6.14%
EVO Payments International LLC	Services	6% (LIBOR +5%)	12/08/2016	12/22/2023	2,640,000	2,613,631	2,659,800	3.56%
FullBeauty Brands LP	Retail	5.75% (LIBOR +4.75%)	03/08/2016	10/14/2022	3,970,000	3,725,550	3,573,000	4.79%
Global Healthcare Exchange LLC	Services	5.25% (LIBOR +4.25%)	08/12/2015	08/15/2022	987,550	983,577	997,223	1.34%
Gold Standard Baking Inc	Wholesale	5.25% (LIBOR +4.25%) 7.00% (Prime + 3.25%)	05/19/2015	04/23/2021	2,955,000	2,944,237	2,925,450	3.92%
Green Plains Renewable Energy Inc	Energy	6.5% (LIBOR +5.5%)	06/09/2015	06/30/2020	3,782,924	3,636,799	3,768,738	5.05%
GTCR Valor Companies, Inc.	Services	7% (LIBOR +6%)	05/17/2016	06/16/2023	3,980,000	3,836,133	3,952,637	5.29%
Gulf Finance, LLC	Energy	6.25% (LIBOR +5.25%)	08/17/2016	08/25/2023	1,995,000	1,938,024	2,009,962	2.69%

THL Credit Logan JV LLC

Consolidated Schedule of Investments (continued)

As of December 31, 2016

Company/Security/Country	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)	Fair Value as % of Total Members’ Capital
IMG LLC	Media	5.25% (LIBOR +4.25%)	12/31/2014	05/06/2021	$1,466,108	$1,442,478	$1,484,442	1.99%
Infoblox Inc	High Tech Industries	6% (LIBOR +5%)	11/03/2016	11/07/2023	2,215,909	2,172,425	2,208,984	2.96%
Insurance Technologies	High Tech Industries	7.5% (LIBOR +6.5%)	03/26/2015	12/15/2021	3,538,224	3,502,679	3,485,151	4.67%
Insurance Technologies(4)	High Tech Industries	0.50%	03/26/2015	12/15/2021	136,964	(852)	(2,054)	0.00%
J Jill	Retail	6% (LIBOR +5%)	05/08/2015	05/09/2022	1,036,880	1,032,903	1,037,529	1.39%
Jackson Hewitt Tax Service Inc	Services	8% (LIBOR +7%)	07/24/2015	07/30/2020	980,000	965,860	946,925	1.27%
Kestra Financial, Inc.	Banking, Finance, Insurance & Real Estate	6.25% (LIBOR +5.25%)	06/10/2016	06/24/2022	3,980,000	3,925,330	3,940,200	5.28%
Kraton Polymers LLC	Chemicals, Plastics & Rubber	6% (LIBOR +5%)	02/18/2016	01/06/2022	2,000,000	1,828,397	2,026,430	2.71%
Lannett Company Inc	Healthcare & Pharmaceuticals	5.75% (LIBOR +4.75%)	11/20/2015	11/25/2020	1,425,000	1,340,887	1,385,812	1.86%
Lannett Company Inc	Healthcare & Pharmaceuticals	6.375% (LIBOR +5.375%)	11/20/2015	11/25/2022	1,425,000	1,304,103	1,398,281	1.87%
Lindblad Expeditions Inc	Hotel, Gaming & Leisure	5.81767% (LIBOR +4.5%)	06/23/2015	05/08/2021	2,617,286	2,629,691	2,630,372	3.52%
Margaritaville Holdings LLC	Beverage, Food & Tobacco	7.26% (LIBOR +6%)	03/12/2015	03/12/2021	4,726,883	4,693,868	4,561,442	6.11%
Match Group Inc	Media	4.20083% (LIBOR +3.25%)	11/06/2015	11/16/2022	656,250	663,551	666,914	0.89%
Mediware Information Systems Inc	High Tech Industries	5.75% (LIBOR +4.75%)	09/26/2016	09/28/2023	1,995,000	1,975,617	2,012,456	2.70%
Merrill Communications LLC	Media	6.25% (LIBOR +5.25%)	05/29/2015	06/01/2022	1,973,537	1,963,998	1,968,603	2.64%
Meter Readings Holding, LLC	Utilities	6.75% (LIBOR +5.75%)	08/17/2016	08/29/2023	1,995,000	1,966,494	2,037,394	2.73%
Moran Foods LLC	Retail	7% (LIBOR +6%)	12/02/2016	12/05/2023	3,000,000	2,910,601	3,000,000	4.02%
NextCare, Inc.	Healthcare & Pharmaceuticals	8.5% (LIBOR +7.5%)	08/21/2015	07/31/2018	2,958,666	2,950,755	2,958,666	3.96%
Petrochoice Holdings Inc	Chemicals, Plastics & Rubber	6% (LIBOR +5%)	09/02/2015	08/19/2022	987,500	967,382	997,375	1.34%
Pre-Paid Legal Services, Inc	Services	6.5% (LIBOR +5.25%)	05/21/2015	07/01/2019	896,667	893,913	901,150	1.21%
Quincy Newspapers Inc	Media	5% (LIBOR +4%) 6.75% (Prime +3%)	11/23/2015	11/02/2022	2,809,345	2,832,057	2,832,185	3.79%
Redbox Automated Retail LLC	Services	8.5% (LIBOR +7.5%)	09/26/2016	09/27/2021	1,912,500	1,857,631	1,865,166	2.50%
RentPath, Inc.	Media	6.25% (LIBOR +5.25%)	12/11/2014	12/17/2021	2,450,000	2,429,716	2,413,250	3.23%
Riverbed Technology, Inc.	High Tech Industries	4.25% (LIBOR +3.25%)	02/25/2015	04/25/2022	975,447	971,064	983,846	1.32%
SCS Holdings Inc.	Services	5.25% (LIBOR +4.25%)	11/20/2015	10/30/2022	1,972,528	1,958,140	2,004,167	2.68%
Seahawk Holding Cayman Ltd	High Tech Industries	7% (LIBOR +6%)	09/27/2016	10/31/2022	2,750,000	2,724,409	2,791,264	3.74%
Sirva Worldwide, Inc.	Transportation: Cargo	7.5% (LIBOR +6.5%)	11/18/2016	11/22/2022	3,000,000	2,925,896	2,947,500	3.95%

THL Credit Logan JV LLC

Consolidated Schedule of Investments (continued)

As of December 31, 2016

Company/Security/Country	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)	Fair Value as % of Total Members’ Capital
Smart Start, Inc.	Services	5.75% (LIBOR +4.75%)	08/28/2015	02/20/2022	$2,475,000	$2,455,359	$2,468,812	3.31%
SolarWinds Inc	High Tech Industries	5.5% (LIBOR +4.5%)	02/01/2016	02/05/2023	4,975,000	4,852,219	5,044,749	6.76%
SourceHOV LLC	Services	7.75% (LIBOR +6.75%)	03/17/2015	10/31/2019	3,784,520	3,392,672	3,432,560	4.60%
TerraForm AP Acquisition Holdings LLC	Energy	5.5% (LIBOR +4.5%)	10/11/2016	06/27/2022	997,468	997,468	1,002,456	1.34%
TOMS Shoes LLC	Retail	6.5% (LIBOR +5.5%)	12/18/2014	10/31/2020	1,965,000	1,867,209	1,454,100	1.95%
US Renal Care Inc	Healthcare & Pharmaceuticals	5.25% (LIBOR +4.25%)	11/17/2015	12/30/2022	1,980,000	1,962,996	1,863,675	2.50%
US Shipping Corp	Utilities	5.25% (LIBOR +4.25%)	03/09/2016	06/26/2021	232,036	220,552	224,494	0.30%
Verdesian Life Sciences LLC	Chemicals, Plastics & Rubber	6% (LIBOR +5%)	12/09/2014	07/01/2020	886,189	885,478	793,139	1.06%
Zep Inc	Chemicals, Plastics & Rubber	5% (LIBOR +4%)	09/14/2015	06/27/2022	2,955,000	2,962,180	2,980,856	3.99%

Total United States of America						$169,388,489	$169,845,985	227.46%

Total Senior Secured First Lien Term Loans						$176,484,906	$176,960,830	236.99%

Second Lien Term Loans
France
Linxens France SA	Telecommunications	9.5% (LIBOR +8.5%)	07/31/2015	10/16/2023	$1,000,000	$991,475	$1,000,000	1.34%

Total France						$991,475	$1,000,000	1.34%

United States of America
ABG Intermediate Holdings 2 LLC	Consumer goods	9.5% (LIBOR +8.5%)	06/19/2015	05/27/2022	$2,854,619	$2,788,944	$2,883,165	3.86%
AssuredPartners Inc	Banking, Finance, Insurance & Real Estate	10% (LIBOR +9%)	10/16/2015	10/20/2023	1,000,000	965,905	1,007,750	1.35%
Cirque Du Soleil	Hotel, Gaming & Leisure	9.25% (LIBOR +8.25%)	06/25/2015	07/08/2023	1,000,000	987,733	981,875	1.31%
Confie Seguros Holding II Co.	Banking, Finance, Insurance & Real Estate	10.25% (LIBOR +9%)	06/29/2015	05/09/2019	500,000	496,927	497,293	0.67%
Duke Finance LLC	Chemicals, Plastics & Rubber	10.75% (LIBOR +9.75%)	05/17/2016	10/28/2022	2,000,000	1,725,677	1,910,000	2.56%
EagleView Technology Corporation	Services	9.25% (LIBOR +8.25%)	07/29/2015	07/14/2023	2,884,615	2,890,596	2,880,115	3.86%
GENEX Services, Inc.	Services	8.75% (LIBOR +7.75%)	06/26/2015	05/30/2022	1,000,000	989,973	965,000	1.29%
Gruden Acquisition Inc.	Transportation: Cargo	9.5% (LIBOR +8.5%)	07/31/2015	08/18/2023	500,000	479,281	395,835	0.53%

THL Credit Logan JV LLC

Consolidated Schedule of Investments (continued)

As of December 31, 2016

Company/Security/Country	Industry	Interest Rate (1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)	Fair Value as % of Total Members’ Capital
Hyland Software, Inc.	High Tech Industries	8.25% (LIBOR +7.25%)	06/12/2015	07/03/2023	$2,824,991	$2,729,167	$2,881,491	3.86%
Infoblox Inc	High Tech Industries	9.75% (LIBOR +8.75%)	11/03/2016	11/07/2024	2,000,000	1,960,659	1,968,330	2.64%
MRI Software LLC	Services	9% (LIBOR +8%)	06/19/2015	06/23/2022	1,000,000	988,212	970,000	1.30%
ProAmpac LLC	Containers, Packaging & Glass	9.5% (LIBOR +8.5%)	11/18/2016	11/18/2024	2,500,000	2,463,001	2,512,500	3.36%
RentPath, Inc.	Media	10% (LIBOR +9%)	12/11/2014	12/17/2022	1,000,000	932,446	881,665	1.18%
Royal Adhesives and Sealants LLC	Chemicals, Plastics & Rubber	8.5% (LIBOR +7.5%)	06/12/2015	06/19/2023	1,000,000	993,915	994,530	1.33%
Wash Multifamily Laundry Systems, LLC.	Services	8% (LIBOR +7%)	05/04/2015	05/12/2023	74,521	74,073	74,521	0.10%
Wash Multifamily Laundry Systems, LLC.	Services	8% (LIBOR +7%)	05/04/2015	05/15/2023	425,479	422,924	425,479	0.57%

Total United States of America						$21,889,433	$22,229,549	29.77%

Total Second Lien Term Loans						$22,880,908	$23,229,549	31.11%

Total Investments						$199,365,814	$200,190,379	268.10%

Cash and cash equivalents
Dreyfus Government Cash Management Fund						$9,063,553	$9,063,553	11.00%
Other cash accounts						784,465	784,465	1.00%

Total Cash and cash equivalents						$9,848,018	$9,848,018	12.00%

(1)	Variable interest rates indexed to 30-day, 60-day, 90-day or 180-day LIBOR rates, at the borrower’s option. LIBOR rates are subject to interest rate floors.
(2)	Represents fair value in accordance with ASC Topic 820.
(3)	Represents a delayed draw commitment of $254,545, which was unfunded as of December 31, 2016.
(4)	Represents a delayed draw commitment of $136,964, which was unfunded as of December 31, 2016.

The accompanying notes are an integral part of these consolidated financial statements.

THL Credit Logan JV LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements

December 31, 2017, 2016 and 2015 (Not covered by the auditor’s report)

1.	Organization and Structure

On December 2, 2014, THL Credit Logan JV LLC (the “Logan JV”) was formed as a Delaware limited liability company to ultimately invest primarily in senior secured first lien term loans.

Logan JV operates under a limited liability agreement dated December 3, 2014 (the “Agreement”), by and among THL Credit, Inc., a Delaware corporation (“THL Credit”) and Perspecta Trident LLC, an affiliate of Perspecta Trust LLC, (“Perspecta”), each, a “Member” and, collectively, the “Members”). All Company investment decisions must be unanimously approved by Logan JV’s investment committee consisting of one representative from each of THL Credit and Perspecta.

Logan JV is capitalized with capital contributions which are called from its members, on a pro-rata basis based on their capital commitments, as transactions are completed. Any decision by Logan JV to call down on capital commitments requires the explicit authorization of each Member, and each Member may withhold such authorization for any reason in its sole discretion.

Logan JV invests capital contributions into its wholly owned investment company subsidiary, THL Credit Logan JV SPV I LLC (the “SPV”), a Delaware limited liability company formed on December 1, 2014. The SPV operates under a limited liability agreement dated December 3, 2014, with Logan JV, its “Initial Member” and “Designated Manager”. Logan JV shall continue without dissolution until all investments are liquidated by the company.

The SPV invests capital contributions from Logan JV, along with borrowings from a syndicated senior credit facility, primarily in broadly syndicated senior secured first lien term loans, in addition to directly originated loans.

The fully consolidated company is herein referred to as the “Company”.

2.	Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements of Logan JV have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Designated Manager has determined Logan JV is an investment company under ASC 946 in accordance with GAAP. Therefore Logan JV follows the accounting and reporting guidance for investment companies.

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires the use of certain estimates and assumptions that may affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual amounts could differ significantly from the estimates included in the financial statements, and such differences could be material.

Consolidation

Logan JV follows the guidance in ASC Topic 946 Financial Services—Investment Companies (“ASC Topic 946”) and will not generally consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to Logan JV. Logan JV has consolidated its wholly owned subsidiary, the SPV. All inter-company accounts and transactions have been eliminated in consolidation.

THL Credit Logan JV LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

December 31, 2017, 2016 and 2015 (Not covered by the auditor’s report)

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and a money market fund held with one financial institution as of December 31, 2017 and 2016. Cash held in demand deposit accounts may exceed the Federal Deposit Insurance Corporation insured limit and therefore is subject to credit risk. Cash equivalents are assets with an original maturity of three months or less. As of December 31, 2017 and 2016, Logan JV held $10,023,054 and $9,063,553 of cash equivalents, respectively.

Deferred Financing Costs

Deferred financing costs consist of fees and expenses paid in connection with the closing of the credit facility. These costs are capitalized at the time of payment and are amortized using the straight line method over the term of the credit facility. Capitalized deferred financing costs related to the credit facility are presented net against the respective balance outstanding on the Consolidated Statements of Assets, Liabilities and Members’ Capital.

Distributions

Logan JV intends to make regular quarterly cash distributions of all or a portion of its net investment income and net realized gains.

Investment Transactions and Investment Income

Investment transactions are recorded on a trade-date basis. Logan JV measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method. Logan JV reports changes in fair value of investments that are measured at fair value as a component of net change in unrealized appreciation or depreciation on investments in the Consolidated Statements of Operations.

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that Logan JV expects to collect such amounts. Original issue discount, principally representing the market discount or premium are capitalized and accreted or amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion/amortization of discounts and premiums and upfront loan origination fees.

Logan JV capitalizes and amortizes upfront loan origination fees received in connection with the closing of investments. The unearned income from such fees is accreted into interest income over the contractual life of the loan based on the effective interest method. Upon prepayment of a loan or debt security, any prepayment penalties, unamortized upfront loan origination fees, and unamortized discounts are recorded as interest income.

Logan JV may have investments in its portfolio which contain a contractual paid-in-kind, or PIK, interest provision. PIK interest is computed at the contractual rate specified in each investment agreement, is added to the principal balance of the investment, and is recorded as income. Logan JV will cease accruing PIK interest if there is insufficient value to support the accrual or if amounts are not expected to be collectible and will generally only begin to recognize PIK income again when all principal and interest have been paid or upon a restructuring of the investment where the interest is deemed collectable.

THL Credit Logan JV LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

December 31, 2017, 2016 and 2015 (Not covered by the auditor’s report)

Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or when it is no longer probable that principal or interest will be collected. However, Logan JV may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. As of December 31, 2017 and 2016, Logan JV had no loans on non-accrual.

Logan JV capitalizes and amortizes upfront loan origination fees received in connection with the closing of investments. The unearned income from such fees is accreted into interest income over the contractual life of the loan based on the effective interest method. Upon prepayment of a loan or debt security, any prepayment penalties, unamortized upfront loan origination fees, and unamortized discounts are recorded as interest income.

Fee income includes unused commitment fees associated with investments in portfolio companies and amendment fees.

Expenses are recorded on an accrual basis.

Revolving and Unfunded Delayed Draw Loans

For Logan JV’s investments in revolving and delayed draw loans, the cost basis of the investments purchased is adjusted for the cash received for the discount on the total balance committed. The fair value is also adjusted for price appreciation or depreciation on the unfunded portion. As a result, the purchase of commitments not completely funded may result in a negative value until it is offset by the future amounts called and funded. As of December 31, 2017 and 2016, Logan JV had $1,426,036 and $391,509 of unfunded commitments, respectively.

Income Taxes

As a limited liability company, Logan JV itself is not subject to U.S. Federal income taxes. Each Member is individually liable for income taxes, if any, on its share of Logan JV’s net taxable income. Interest, dividends and other income realized by Logan JV from non-U.S. sources and capital gains realized on the sale of securities of non-U.S. issuers may be subject to withholdings and other taxes levied by the jurisdiction in which the income is sourced. Each Member is required for income tax purposes to take into account its distributive share of all items of Logan JV’s income, gain, loss, deduction, and other items for such taxable year of Logan JV. The tax basis income and losses may differ from the income and losses in the Statements of Operations, which is prepared in accordance with GAAP.

Logan JV determines whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, any tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. There were no uncertain tax positions as of December 31, 2017 and 2016. Logan JV’s federal tax years 2015 forward remain subject to examination by taxing authorities.

3.	Investment Valuation

Investments, for which market quotations are readily available, are valued using market quotations, which are generally obtained from an independent pricing service, broker-dealers or market makers.

THL Credit Logan JV LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

December 31, 2017, 2016 and 2015 (Not covered by the auditor’s report)

Investments for which market quotations are not readily available, or are not considered to be the best estimate of fair value, are valued at fair value as determined in good faith by Logan JV. Consequently, it is expected that certain portfolio investments’ values will be determined in good faith by Logan JV following its documented valuation policy. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of Logan JV’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available or not considered to be the best estimate, Logan JV develops a valuation for each investment in Logan JV. Logan JV may also use independent valuation firms to provide independent appraisals and present a valuation recommendation that it considers in determining the fair value of certain investments in Logan JV.

The types of factors that Logan JV may take into account in estimating fair value pricing of its investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. Logan JV utilizes an income approach to value its debt investments and a combination of income and market approaches to value equity investments, if applicable. With respect to unquoted securities, Logan JV, in periodic consultation with independent third party valuation firms, values each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors. For debt investments, Logan JV determines the fair value primarily using an income, or yield, approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each portfolio investment. Logan JV’s estimate of the expected repayment date is generally the legal maturity date of the instrument. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, Logan JV discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 – Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 – Quoted prices in markets that are not considered to be active or financial instruments for which significant inputs are observable, either directly or indirectly;

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The level of an asset or liability within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management.

Logan JV considers whether the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly in determining fair value. Accordingly, if Logan

THL Credit Logan JV LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

December 31, 2017, 2016 and 2015 (Not covered by the auditor’s report)

JV determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

The following is a summary of the industry classification in which Logan JV was invested as of December 31, 2017:

Industry	Cost	Fair Value	% of Members’ Capital
Aerospace & defense	$4,916,130	$5,006,019	6.13%
Automotive	$1,484,002	$1,514,406	1.85%
Banking, finance, insurance & real estate	$23,384,503	$23,526,292	28.77%
Beverage, food & tobacco	$14,616,335	$14,660,874	17.93%
Capital equipment	$3,445,919	$3,530,250	4.32%
Chemicals, plastics & rubber	$7,131,264	$7,159,542	8.76%
Construction & Building	$3,128,215	$3,223,302	3.94%
Consumer goods	$6,936,518	$7,060,006	8.63%
Energy	$4,248,496	$4,140,922	5.06%
Environmental industries	$5,754,861	$5,812,574	7.11%
Healthcare & pharmaceuticals	$29,687,078	$29,852,517	36.51%
High tech industries	$21,956,818	$22,246,429	27.21%
Hotel, gaming & leisure	$6,406,719	$6,467,723	7.91%
Media	$17,276,344	$17,372,514	21.25%
Metals & Mining	$3,947,031	$4,045,444	4.95%
Retail	$14,376,843	$12,353,041	15.11%
Services	$57,116,939	$55,941,651	68.42%
Telecommunications	$7,700,047	$7,547,662	9.23%
Transportation	$10,149,970	$9,831,521	12.02%
Utilities	$3,144,196	$3,171,766	3.88%
Wholesale	$5,901,908	$5,935,508	7.26%

Total investments	$252,710,136	$250,399,963	306.25%

THL Credit Logan JV LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

December 31, 2017, 2016 and 2015 (Not covered by the auditor’s report)

The following is a summary of the industry classification in which Logan JV was invested as of December 31, 2016:

Industry	Cost	Fair Value	% of Members’ Capital
Aerospace & defense	$1,976,771	$2,004,975	2.68%
Automotive	995,061	1,017,080	1.36%
Banking, finance, insurance & real estate	10,067,066	10,137,431	13.58%
Beverage, food & tobacco	6,677,669	6,573,620	8.80%
Capital equipment	3,590,615	3,749,067	5.02%
Chemicals, plastics & rubber	9,363,029	9,702,330	12.99%
Consumer goods	2,788,944	2,883,165	3.86%
Containers, packaging & glass	2,463,001	2,512,500	3.36%
Energy	6,572,291	6,781,156	9.08%
Environmental industries	4,456,699	4,588,462	6.14%
Healthcare & pharmaceuticals	18,720,081	18,816,669	25.20%
High tech industries	26,714,648	27,346,735	36.65%
Hotel, gaming & leisure	14,551,788	14,839,981	19.86%
Media	23,701,372	23,708,300	31.75%
Retail	13,666,676	13,196,774	17.68%
Services	38,831,440	38,489,874	51.55%
Telecommunications	4,304,334	3,944,839	5.28%
Transportation	4,793,046	4,710,083	6.31%
Utilities	2,187,046	2,261,888	3.03%
Wholesale	2,944,237	2,925,450	3.92%

Total investments	$199,365,814	$200,190,379	268.10%

The following is a summary of the geographical classification in which Logan JV was invested as of December 31, 2017:

	Cost	Fair Value	% of Members’ Capital
Canada	$3,866,867	$3,973,223	4.86%
Cayman Islands	335,506	336,793	0.41%
Denmark	981,527	998,731	1.22%
Luxembourg	3,457,441	3,497,375	4.28%
United States of America	244,068,795	241,593,841	295.48%

Total investments	$252,710,136	$250,399,963	306.25%

THL Credit Logan JV LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

December 31, 2017, 2016 and 2015 (Not covered by the auditor’s report)

The following is a summary of the geographical concentration of Logan JV’s investment portfolio as of December 31, 2016:

	Cost	Fair Value	% of Members’ Capital
Canada	$3,845,613	$3,843,458	5.15%
Cayman Islands	339,315	339,403	0.45%
France	991,475	1,000,000	1.34%
Luxembourg	2,911,489	2,931,984	3.93%
United States of America	191,277,922	192,075,534	257.23%

Total investments	$199,365,814	$200,190,379	268.10%

The following is a summary of the levels within the fair value hierarchy in which Logan JV was invested as of December 31, 2017:

	Fair Value	Level 1	Level 2	Level 3
First Lien	$228,427,483	$—	$44,748,317	$183,679,166
Second Lien	21,218,023	—	6,056,655	15,161,368
Equity	754,457	754,457	—	—

Total investments	250,399,963	754,457	50,804,972	198,840,534
Cash and cash equivalents	10,637,075	10,637,075	—	—

Total assets at fair value	$261,037,038	$11,391,532	$50,804,972	$198,840,534

The following is a summary of the levels within the fair value hierarchy in which Logan JV was invested as of December 31, 2016:

	Fair Value	Level 1	Level 2	Level 3
First Lien	$176,960,830	$—	$45,616,412	$131,344,418
Second Lien	23,229,549	—	—	23,229,549

Total investments	200,190,379	—	45,616,412	154,573,967
Cash and cash equivalents	9,848,018	9,848,018	—	—

Total assets at fair value	$210,038,397	$9,848,018	$45,616,412	$154,573,967

THL Credit Logan JV LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

December 31, 2017, 2016 and 2015 (Not covered by the auditor’s report)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the year ended December 31, 2017:

	First Lien	Second Lien	Total
Balance as of January 1,2017	$131,344,418	$23,229,549	$154,573,967
Purchases	121,204,901	14,631,538	135,836,439
Sales and repayments	(60,969,422)	(22,751,958)	(83,721,380)
Unrealized depreciation	(756,496)	(397,431)	(1,153,927)
Net realized gains	628,660	282,330	910,990
Net accretion of premiums, discounts and fees	834,838	521,491	1,356,329
Transfers into Level 3	4,820,553	41,684	4,862,237
Transfers out of Level 3	(13,428,286)	(395,835)	(13,824,121)

Balance as of December 31, 2017	$183,679,166	$15,161,368	$198,840,534

Net change in unrealized appreciation from investments still held as of the reporting date	$351,225	$23,129	$374,354

All net realized and unrealized gains (losses) in the table above are reflected in the accompanying Consolidated Statements of Operations. Transfers into and out of Level 3 are primarily attributable to changes in the level of market activity during the period. It is Logan JV’s policy to recognize transfers into and out of Level 3 at the beginning of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the year ended December 31, 2016:

	First Lien	Second Lien	Total
Balance as of January 1,2016	$49,151,155	$3,336,250	$52,487,405
Purchases	58,616,052	11,186,578	69,802,630
Sales and repayments	(22,330,842)	(12,048)	(22,342,890)
Unrealized appreciation	2,138,786	687,052	2,825,838
Net realized gains	105,115	—	105,115
Net accretion of premiums, discounts and fees	637,150	75,670	712,820
Transfers into Level 3	43,027,002	7,956,047	50,983,049

Balance as of December 31, 2016	$131,344,418	$23,229,549	$154,573,967

Net change in unrealized appreciation from investments still held as of the reporting date	$2,025,210	$687,052	$2,712,262

All net realized and unrealized gains (losses) in the table above are reflected in the accompanying Consolidated Statements of Operations. Transfers into and out of Level 3 are primarily attributable to changes in the level of market activity during the period. It is the Company’s policy to recognize transfers into and out of Level 3 at the beginning of the reporting period.

THL Credit Logan JV LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

December 31, 2017, 2016 and 2015 (Not covered by the auditor’s report)

The following provides quantitative information about Level 3 fair value measurements as of December 31, 2017:

Description	Fair Value at December 31, 2017	Valuation Technique	Unobservable Inputs	Range (Average)(1)
First Lien	$140,202,678	Vendor Pricing	N/A	N/A
	43,476,488	Discounted Cash Flows (income approach)	Weighted Average Cost of Capital (WACC)	5.2%-8.3% (6.7)%
Second Lien	15,161,368	Vendor Pricing	N/A	N/A

	$198,840,534

(1)	Average was determined using a weighted average based upon the fair value of the investments in that class.

The following provides quantitative information about Level 3 fair value measurements as of December 31, 2016:

Description	Fair Value at December 31, 2016	Valuation Technique	Unobservable Inputs	Range (Average)(1)
First Lien	$100,598,900	Vendor Pricing	N/A	N/A
	30,745,518	Discounted Cash Flows (income approach)	Weighted Average Cost of Capital (WACC)	5.0%-8.7% (7.0)%
Second Lien	23,229,549	Vendor Pricing	N/A	N/A

	$154,573,967

(1)	Average was determined using a weighted average based upon the fair value of the investments in that class.

The primary significant unobservable input used in the fair value measurement of Logan JV’s debt securities is the weighted average cost of capital, or WACC. Significant increases (decreases) in the WACC in isolation would result in a significantly lower (higher) fair value measurement. In determining the WACC, for the income, or yield, approach, Logan JV considers current market yields, portfolio company performance relative to public and private comparable values, leverage levels, and credit quality, among other factors, in its analysis. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate WACC to use in the income approach.

4.	Credit Facility

On December 17, 2014, Logan JV, through Logan JV SPV, entered into a senior credit facility (the “Facility”) with Deutsche Bank AG which allowed the Company to borrow up to $50,000,000 subject to leverage and borrowing base restrictions. Throughout the course of 2015 and 2016, in accordance with the terms of the Credit Facility, Deutsche Bank AG and other banks increased the commitment amount to $135,000,000. The amended revolving loan period ends on February 18, 2018 and the final maturity date is February 18, 2021. Additionally, on February 8, 2017 the Facility’s commitment was increased to $150,000,000; and, on September 7, 2017 the Facility’s commitment was increased to $175,000,000.

THL Credit Logan JV LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

December 31, 2017, 2016 and 2015 (Not covered by the auditor’s report)

As of December 31, 2017 and 2016, the Company had $169,631,533 and $129,257,250 of outstanding borrowings under the Facility, respectively. The Facility requires payment of interest on a quarterly basis using three month LIBOR (with no LIBOR floor) plus 2.50%.

Borrowings under the Facility are subject to, among other things, a minimum borrowings base. The Facility has certain collateral requirements and/or financial covenants, including covenants related to: (a) limitations on the incurrence of additional indebtedness, (b) eligibility of certain investments, (c) limitations on concentrations, (d) collateral quality tests, and (e) compliance with certain financial maintenance standards including minimum members’ capital. In addition to the financial maintenance standards, described in the preceding sentence, borrowings under the Facility are subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company’s portfolio.

The Facility’s document also includes default provisions such as the failure to make timely payments, uncured breach of the borrowing base, borrower bankruptcy, the occurrence of a change in control, and the Company’s failure to materially perform under the operative agreements governing the Facility, which, if not complied with, could, at the option of the lender, accelerate repayment under the Facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations. Each loan originated under the Facility is subject to the satisfaction of certain conditions. It cannot be assured that the Company will be able to borrow funds under the Facility at any particular time or at all. The Company is currently in compliance with all financial covenants under the Facility; and was so during the period.

As of December 31, 2017 and 2016, the carrying amount of the Company’s outstanding loan approximated fair value. The fair values of the Company’s loan is determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s loan is estimated based upon market interest rates and entities with similar credit risk. As of December 31, 2017 and 2016, the loan would be deemed to be Level 3 of the fair value hierarchy.

For the years ended December 31, 2017, 2016, and 2015, the Company incurred interest expense and related fees, excluding amortization of deferred financing costs, of $5,861,844, $4,576,777 and $2,112,993, respectively.

For the years ended December 31, 2017, 2016, and 2015, amortization of deferred financing costs totaled $468,483, $352,524 and $244,553 respectively. The unamortized fees and expenses are presented in the Consolidated Statements of Assets, Liabilities and Members’ Capital as a reduction to the Loans payable balance and are being amortized using the straight line method.

5.	Recent Accounting Pronouncements

In January 2016, the FASB issued ASU 2016-01, “Financial Instruments—Overall”, which makes limited amendments to the guidance in U.S. GAAP on the classification and measurement of financial instruments. The new standard significantly revises an entity’s accounting related to (1) the classification and measurement of investments in equity securities and (2) the presentation of certain fair value changes for financial liabilities measured at fair value. It also amends certain disclosure requirements associated with the fair value of financial instruments. ASU 2016-01 is effective for fiscal years beginning after December 15, 2017, including interim periods therein. Early adoption is permitted specifically for the amendments pertaining to the presentation of certain fair value changes for financial liabilities measured at fair value. Early adoption of all other amendments is not permitted. The application of this guidance is not expected to have a material impact on Logan JV’s consolidated financial statements.

THL Credit Logan JV LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

December 31, 2017, 2016 and 2015 (Not covered by the auditor’s report)

In August 2016, the FASB issued ASU 2016-15, “Statement of Cash Flows (Topic 230)”, which seeks to reduce diversity in how certain cash payments are presented in the Statement of Cash Flows. Under ASU 2016-15, an entity will need to conform to the presentation as prescribed for eight specific cash flow issues. ASU 2016-15 will be effective for annual and interim reporting periods after December 15, 2017. The application of this guidance is not expected to have a material impact on Logan JV’s consolidated financial statements.

In December 2016, the FASB issued ASU 2016-19, “Technical Corrections and Improvements (Topic 820)”, which includes minor corrections and clarifications that affect a wide variety of topics in the Accounting Standards Codification, including an amendment to Topic 820, “Fair Value Measurement”, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance of that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the Topic 820 amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for fiscal years, and interim periods within those fiscal years, for all entities beginning after December 15, 2016. The Company adopted this standard effective January 1, 2017, and any further required disclosures surrounding changes to valuation approach and/or a valuation technique are disclosed in the Company’s consolidated financial statements.

6.	Investment Risk

Logan JV’s investing activities expose it to various types of risks that are associated with the markets and financial instruments in which it invests. The significant types of financial risks to which Logan JV is exposed include, but are not limited to, market risk, credit risk, liquidity risk, and interest risk.

Market Risk

Market risk encompasses the potential for both losses and gains and includes, but is not limited to, price risk. Logan JV’s investments are long-term and illiquid and there is no assurance that Logan JV will achieve investment objectives including targeted returns.

Credit Risk

The value of Logan JV’s investments will generally fluctuate in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

Liquidity Risk

Logan JV primarily invests in syndicated bank loans. Syndicated loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter (“OTC”) secondary market, although no formal market-makers exist. This market, while having grown substantially, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some syndicated loans have few or no trades, or trade infrequently, and information

THL Credit Logan JV LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

December 31, 2017, 2016 and 2015 (Not covered by the auditor’s report)

regarding a specific senior loan may not be widely available or may be incomplete. For loans that are provided directly to borrowers, all of these positions are subject to legal and other restrictions on resale or will be otherwise less liquid than publicly traded securities. The illiquidity of its investments may make it difficult for Logan JV to sell such investments if the need arises. In addition, if Logan JV is required to liquidate all or a portion of its portfolio quickly, Logan JV may realize significantly less than the value at which it had previously recorded its investments. The extent of this exposure is reflected in the carrying value of these financial assets and recorded in the Consolidated Statements of Assets, Liabilities and Members’ Capital. Further, Logan JV may face other restrictions on its ability to liquidate an investment in a portfolio company to the extent that it, or an affiliated entity, has material non-public information regarding such portfolio company.

Interest Risk

The value of Logan JV’s investments will generally fluctuate with, among other things, changes in prevailing interest rates, general economic conditions, the condition of certain financial markets, developments or trends in any particular industry and the financial condition of the issuer. Some of Logan JV’s investments involve the acquisitions of fixed income securities. Any increase to prevailing interest rates may result in a decrease in the value of fixed income securities held or vice versa. Additionally, changes in market rates may result in declining yields upon reinvestment of excess cash balances.

7.	Related Party Transactions

Administration Expenses

Administration services are provided by THL Credit Advisors LLC, (the “Administrator”) a Delaware company, through an administration agreement approved by Logan JV on December 3, 2014. In accordance with the agreement, the Administrator shall provide such services necessary for the operation of Logan JV; including, but not limited to, office facilities, clerical, bookkeeping and record keeping services. In connection with these services, the Administrator is entitled to be reimbursed for the costs and expenses incurred by the Administrator in performing its responsibilities under the agreement. Logan JV will reimburse the Administrator for its allocable portion of the costs and expenses incurred by the Administrator in performance of its duties under the administration agreement. For the years ended December 31, 2017 and 2016, and 2015, Logan JV incurred $180,142, $179,640 and $58,874, respectively, and are included in other general and administrative expenses in the Consolidated Statements of Operations. As of December 31, 2017 and 2016, $40,000 was payable to the Administrator, and is included within accrued expenses on the Consolidated Statements of Assets, Liabilities and Members’ Capital.

Logan JV does not pay management fees or incentive fees.

8.	Members’ Capital

Commitments and Contributions

Member interests in Logan JV, as defined in the Agreement, refer to percentage interests (the “Percentages”) based on capital commitments. Aggregate commitments totaling $250,000,000 have been raised from the Members. THL Credit has committed to provide 80%, or $200,000,000, of the total commitment, of which $67,000,000 has been called through December 31, 2017. The remaining 20%, or $50,000,000, of the total commitment will be provided by Perspecta, of which $16,750,000 has been called

THL Credit Logan JV LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

December 31, 2017, 2016 and 2015 (Not covered by the auditor’s report)

through December 31, 2017. For the years ended December 31, 2017, 2016 and 2015, $10,000,000, $12,000,000 and $40,750,000 of capital was called, respectively. The members had contributed 33.5%, 29.5% and 24.7% of their capital commitments as of December 31, 2017, 2016 and 2015, respectively.

Capital Accounts

Capital Accounts are maintained for each Member consisting of the Members’ Capital Contribution, increased or decreased by Profit or Loss (each as defined in the Agreement) allocated to the Member, decreased by the cash or Value (as defined in the Agreement) of property distributed to the Member (giving net effect to any liabilities to which the property is subject or which the Member assumes), and otherwise maintained consistent with this Agreement. In the event that THL Credit Advisors LLC, in its capacity as Administrative Agent under the agreement, determines that it is prudent to modify the manner in which capital accounts, including all debits and credits to the capital accounts, are computed in order to be maintained consistent with the Agreement, the Administrative Agent is authorized to make those modifications to the extent that they do not result in a material adverse effect to any Member.

Allocations of Profit and Loss

Subject to the Agreement, Profit or Loss is allocated among the Members on a pro rata basis. Loss is allocated among the Members pro rata in accordance with their capital accounts. Profit is allocated among the Members (i) first, pro rata until the cumulative amount of profit allocated to a Member (or any transferee of any Member) equals the cumulative amount of Loss previously allocated to the Member (or any transferee of that Member) and (ii) thereafter pro rata in accordance with the Members’ capital accounts. All allocations for the years ended December 31, 2017 and 2016 and 2015 were based on each Member’s pro rata share in accordance with their capital accounts.

Distributions

To the extent of available cash and cash equivalents after payment of expenses, Logan JV shall make distributions quarterly in the amounts as determined by board approval, shared among the Members in proportion to their respective capital accounts after payment of any temporary advances or fees related thereto. All distributions for the years ended December 31, 2017, 2016 and 2015 were based on Members’ pro rata share of their capital accounts. For the years ended December 31, 2017, and 2016, $11,625,000 and $9,300,000 was declared, respectively. As of December 31, 2017, and 2016, $3,300,000 and $4,195,000, respectively, was payable to Members.

9.	Organizational Costs

During the years ended December 31, 2017 and 2016, and 2015, Logan JV incurred $0, $0 and $16,427, respectively, of legal expenses and other costs in connection with the organization and establishment of Logan JV. Such expenses were expensed as incurred.

10.	Commitments and Contingencies

From time to time, Logan JV or the Administrator, in its capacity as the investment adviser to Logan JV, may become party to legal proceedings in the ordinary course of business, including proceedings related to the enforcement of Logan JV’s rights under contracts with its portfolio companies. Neither Logan JV, nor the Administrator, in such capacity, is currently subject to any material legal proceedings.

THL Credit Logan JV LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

December 31, 2017, 2016 and 2015 (Not covered by the auditor’s report)

As of December 31, 2017 and 2016, Logan JV did not have any additional commitments or contingencies except Revolving and Unfunded Delayed Draw Loans described in Note 2.

11.	Financial Highlights

Nonpublic investment vehicles, such as this Company, are required to disclose certain financial highlights related to their investment performance and operations. However, since the Members are responsible for all investment making and business decisions, there is no requirement to show financial highlights in accordance with ASC Topic 946. Therefore, since Logan JV only consists of managing members, the financial highlights have been omitted.

12.	Subsequent Events

On January 12, 2018, the Credit Facility was amended to extend the final maturity date to January 12, 2023 with the revolving loan period ending on January 12, 2021. On January 26 2018, the senior credit facility’s commitment was increased from $175,000,000 to $200,000,000. Additionally, on February 7, 2018, Logan JV received $4,000,000 of additional capital contributions from its Members.

Logan JV has evaluated the events or transactions that may require disclosure in Logan JV’s financial statements and no additional items were noted that required disclosure or adjustment through March 6, 2018, the date that the financial statements were available to be issued.

$

THL Credit, Inc.

    % Notes due 2023

PRELIMINARY PROSPECTUS SUPPLEMENT

Book-Running Manager

Keefe, Bruyette & Woods, Inc.

                           A Stifel Company

Co-Lead Managers

Janney Montgomery Scott	B. Riley FBR	BB&T Capital Markets	D.A. Davidson & Co.	Ladenburg Thalmann	William Blair

, 2018